VAN KAMPEN
AMERICAN VALUE FUND
ANNUAL REPORT

JUNE 30, 2002


[PHOTO OF FATHER DAUGHTER SAILBOAT]


PRIVACY NOTICE INFORMATION ON THE BACK.


[VAN KAMPEN INVESTMENTS LOGO]

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
         PERFORMANCE OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                            TOP FIVE SECTORS     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    20

               NOTES TO FINANCIAL STATEMENTS    26
              REPORT OF INDEPENDENT AUDITORS    32

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    33
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    34
            DIRECTOR AND OFFICER INFORMATION    35

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.


           NOT FDIC INSURED.      MAY LOSE VALUE.    NO BANK GUARANTEE.

[SIDENOTE]
YOU HAVE A TIME-TESTED PARTNER IN VAN KAMPEN.

                                    OVERVIEW


LETTER TO SHAREHOLDERS
JULY 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors. Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

/s/ RF Powers III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 2000--MARCH 31, 2002)

[CHART]

Mar-00                    4.8%
Jun-00                    5.7%
Sep-00                    1.3%
Dec-00                    1.9%
Mar-01                    1.3%
Jun-01                    0.3%
Sep-01                   -1.3%
Dec-01                    1.7%
Mar-02                    6.1%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 2000--JUNE 30, 2002)

[CHART]

                         INTEREST RATES          INFLATION
Jun-00                   6.500                   3.7
Jul-00                   6.500                   3.7
Aug-00                   6.500                   3.4
Sep-00                   6.500                   3.5
Oct-00                   6.500                   3.4
Nov-00                   6.500                   3.4
Dec-01                   6.500                   3.4
Jan-01                   5.500                   3.7
Feb-01                   5.500                   3.5
Mar-01                   5.000                   2.9
Apr-01                   4.500                   3.3
May-01                   4.000                   3.6
Jun-01                   3.750                   3.2
Jul-01                   3.750                   2.7
Aug-01                   3.500                   2.7
Sep-01                   3.000                   2.6
Oct-01                   2.500                   2.1
Nov-01                   2.000                   1.9
Dec-01                   1.750                   1.6
Jan-02                   1.750                   1.1
Feb-02                   1.750                   1.1
Mar-02                   1.750                   1.5
Apr-02                   1.750                   1.6
May-02                   1.750                   1.2
Jun-02                   1.750                   1.1

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                              PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2002)

                                                A SHARES     B SHARES    C SHARES
One-year total return based on NAV(1)              -9.14%       -9.84%      -9.82%

One-year total return(2)                          -14.38%      -14.34%     -10.73%

Five-year average annual total return(2)            4.31%        4.51%       4.76%

Life-of-Fund average annual total return(2)         9.23%        9.19%       9.13%

Commencement date                                10/18/93       8/1/95    10/18/93

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PERFORMANCE OF A $10,000 INVESTMENT
(OCTOBER 18, 1993--JUNE 30, 2002)

[CHART]

                                                                        RUSSELL 2500(R) VALUE INDEX
                                   RUSSELL 2500(R) INDEX measures       measures the performance of
                                      the performance of 2,500           2,500 companies with lower
                                        small- and mid-size            price-to-book ratios and lower
          AMERICAN VALUE FUND            companies' stocks.+             forecasted growth values.+
10/93           $9,427                        $10,000                              $10,000
12/93           $9,446                        $10,014                              $10,055
 3/94           $9,485                         $9,791                               $9,896
 6/94           $9,321                         $9,443                               $9,802
 9/94           $9,680                        $10,120                              $10,274
12/94           $9,637                         $9,909                               $9,924
 3/95          $10,074                        $10,640                              $10,545
 6/95          $10,720                        $11,590                              $11,482
 9/95          $11,410                        $12,703                              $12,400
12/95          $11,500                        $13,050                              $12,877
 3/96          $12,020                        $13,814                              $13,459
 6/96          $12,586                        $14,390                              $13,872
 9/96          $12,698                        $14,714                              $14,302
12/96          $14,088                        $15,534                              $15,736
 3/97          $14,342                        $15,014                              $15,864
 6/97          $16,447                        $17,282                              $18,112
 9/97          $19,547                        $19,762                              $20,367
12/97          $19,187                        $19,317                              $20,944
 3/98          $21,728                        $21,298                              $22,943
 6/98          $21,095                        $20,411                              $22,121
 9/98          $17,774                        $16,518                              $18,478
12/98          $21,047                        $19,392                              $20,541
 3/99          $20,417                        $18,473                              $18,898
 6/99          $24,767                        $21,502                              $21,925
 9/99          $23,307                        $20,116                              $20,031
12/99          $26,452                        $24,074                              $20,848
 3/00          $29,251                        $26,505                              $21,821
 6/00          $25,913                        $25,445                              $21,691
 9/00          $25,384                        $26,056                              $23,184
12/00          $23,596                        $25,101                              $25,182
 3/01          $20,892                        $22,926                              $24,685
 6/01          $23,718                        $26,066                              $27,149
 9/01          $19,430                        $21,164                              $23,768
12/01          $22,939                        $25,407                              $27,634
 3/02          $23,938                        $26,357                              $29,986
 6/02          $21,550                        $24,081                              $28,939

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE RUSSELL 2500(R) INDEX AND THE RUSSELL 2500(R) VALUE INDEX OVER TIME.

THESE INDEXES ARE UNMANAGED BROAD-BASED, STATISTICAL COMPOSITES AND THEIR PERFORMANCE DOES NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THEY REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEXES ARE SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. RUSSELL 2500(R) VALUE INDEX PERFORMANCE FROM 10/29/93.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS ASHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE PERFORMANCE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
+ BLOOMBERG

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2002)

1.   SUPERIOR INDUSTRIES INTERNATIONAL                                      1.4%

     Supplies aluminum wheels to leading automobile manufacturers.

2.   EVEREST RE GROUP                                                       1.2%

     Markets property and casualty insurance to domestic and international insurance companies directly and through independent brokers.

3.   ZIONS BANCORP                                                          1.1%

     Operates full-service banking offices and automatic teller machines in the western and southwestern states.

4.   CAREMARK RX                                                            1.0%

     Distributes pharmaceuticals and handles prescription benefits for members of various health plans.

5.   PINNACLE SYSTEMS                                                       1.0%

     Provides video editing and distribution solutions to broadcasters, professionals and consumers.

6.   NBTY                                                                   1.0%

     Manufactures and sells vitamins and nutritional supplements.

7.   MOHAWK INDUSTRIES                                                      1.0%

     Designs, manufactures and markets carpets and rugs for residential and commercial applications.

8.   GATX                                                                   0.9%

     Finances and leases rail cars and commercial aircraft.

9.   CALPINE                                                                0.9%

     Develops, owns and operates power generation facilities and sells electricity and thermal energy.

10.  BANKNORTH GROUP                                                        0.9%

     Provides banking and financial services in six northeastern states.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                                        JUNE 30, 2002           JUNE 30, 2001
Financial Services                          26.4%                   18.4%
Heavy Industry/Transportation               12.6%                   12.0%
Health Care                                 10.6%                   14.3%
Consumer Durables                            8.3%                   2.3%
Retail                                       7.5%                   7.2%

*    SUBJECT TO CHANGE DAILY.

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN AMERICAN VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S SMALL/MID-CAP VALUE TEAM. CURRENT MEMBERS1 OF THE TEAM INCLUDE WILLIAM GERLACH, MANAGING DIRECTOR, BRADLEY DANIELS, EXECUTIVE DIRECTOR, JAMES JOLINGER, EXECUTIVE DIRECTOR, AND MATTHEW TODOROW, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THE TEAM'S VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q    HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OF THE PAST YEAR?

A    The last year has been one of the most challenging in recent memory. We have never experienced a tragedy like the September 11 terrorist attacks. The investment community had no precedents from which to judge the market's response and future direction. The high valuations and market expectations of many technology companies had to be corrected. Although the recession has been mild by most measures, the decline in business spending exacerbated these challenges. Last but not least, the growing number of accounting scandals during the past several months have done considerable damage to investor confidence and affected the value of the overall market.

     Generally speaking, the traditional value-oriented sectors have outperformed over the past year. These segments of the market seemed to meet investor expectations and maintained what we believed to be reasonable valuations. Many growth-oriented sectors, such as technology and telecommunications, faced excess capacity, weakening demand and high market expectations.

Over the past 12 months, these industries worked through most of these issues and we believe they appear to be more reasonably valued at this time.

Q    HOW DID THE FUND PERFORM?

A    For the 12-month period ended June 30, 2002, the fund returned -9.14 percent. By comparison, the Russell 2500(R) Index returned -7.61 percent and the Russell 2500(R) Value Index returned -3.53 percent. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF MARKET ACTIVITY, CURRENT

PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     THE RUSSELL 2500(R) INDEX IS A SUBSET REPRESENTING THE SMALLEST 2,500 COMPANIES IN THE RUSSELL 3000(R) INDEX. THE RUSSELL 3000(R) INDEX IS AN INDEX OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, REPRESENTING APPROXIMATELY 98 PERCENT OF THE INVESTABLE U.S. EQUITY MARKET. THE RUSSELL 2500(R) VALUE INDEX MEASURES THE PERFORMANCE OF 2,500 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED VALUES. THESE INDEXES ARE UNMANAGED. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THEY REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q    WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A    We maintained a somewhat defensive posture, reflecting our concerns over weakening business investment and the sustainability of consumer spending following the terrorist attacks. We emphasized health care, consumer staples and other less economically sensitive sectors. We de-emphasized the retailing and consumer durable segments. In the months following September 11, we added selectively to our holdings in basic resources, industrials and ground transportation in light of their low valuations and exposure to a potential industrial recovery. More recently, we relaxed our defensive stance somewhat as equity prices have declined significantly and we believe the industrial economy has shown further signs of stabilization.

Q    WHAT FACTORS HELPED PERFORMANCE DURING THIS PERIOD?

A    Our holdings in consumer staples, financials, basic resources and retailing added to our performance. The best performers included growing consumer product companies such as Fresh Del Monte and Nature's Bounty, undervalued regional banks like Charter One and City National and strong retailing concepts such as Whole Foods and Autozone. Our positions in gold stocks, particularly Agnico-Eagle Mines and Freeport McMoran, benefited the fund's performance as gold's improving supply/demand fundamentals and defensive characteristics attracted greater investor interest. Select technology stocks posted strong returns, including our fifth-largest position, Pinnacle Systems, a leader in digital video effects that benefited from the pervasive adoption of digital effects and the demise of its competitors. Our positions in Alliant Techsystems, which develops defense systems, and H&R Block, the tax preparer, also posted strong returns. In addition, our relatively low exposure to telecommunications and technology stocks bolstered performance.

     KEEP IN MIND NOT ALL STOCKS IN THE FUND PERFORMED FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE STOCKS WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 6.

Q    WHAT HOLDINGS FELL SHORT OF YOUR EXPECTATIONS?

A    The fund's positions in utilities, technology and consumer services detracted from performance. Weaker-than-expected demand in software and telecommunications adversely affected the performance of Metawave Communications and Vitesse

Semiconductor. The discovery of hidden accounting irregularities significantly reduced the values of our holdings in Peregrine Systems, a software company, and Adelphia, a cable operator. We divested our positions shortly after we learned of the extent of their problems. Our position in Calpine, an independent power producer, also detracted from recent performance. We purchased the stock after management resolved its legal issues and enacted operating improvements. Despite its very low valuation, the stock has been tarnished by issues at Dynegy and other energy-related companies. In addition, our low exposure to retailing and consumer durable stocks hurt the fund's performance. Consumer spending remained surprisingly resilient following September 11, bolstered by low interest rates and rising home values.

Q    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A    The market is facing a host of new challenges in the coming year. We remain concerned with the pace and timing of the recovery in corporate profits, the possibility of additional accounting scandals, the threat of further terrorist attacks and the diminished appetite for U.S. equities among individual and foreign investors.

     Although the current market environment warrants caution on the part of investors, rewarding investment opportunities can often arise following such periods of stress and poor investor sentiment. We are beginning to turn more constructive as we have witnessed some encouraging signs in the economy and the market's valuation. Our team is cautiously optimistic about the economic outlook in light of the modest improvement in the industrial economy and strong fiscal and monetary stimulus. We believe the valuations of select segments of the market have become more reasonable following the recent harsh correction in equity prices. In our view, many high-quality businesses with strong long-term prospects are beginning to trade at more attractive valuations. We believe our investment discipline of seeking solid companies with improving prospects is a prudent strategy over the long term.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their liquid assets in bonds, cash equivalents and stocks that are less volatile than average.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that offer the potential for greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period, loosely defined as two consecutive quarters, of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that may be sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trades at prices below what value investors believe the stocks are actually worth.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
COMMON STOCKS  92.9%
BASIC RESOURCES  6.2%
BASIC CHEMICALS  0.4%
Cambrex Corp.                                                6,900     $    276,690
Solutia, Inc.                                              199,200        1,398,384
                                                                       ------------
                                                                          1,675,074
                                                                       ------------
CONTAINERS  1.5%
Owens-Illinois, Inc. (a)                                    83,200        1,143,168
Pactiv Corp. (a)                                            89,000        2,118,200
Rock-Tenn Co., Class A                                      29,400          539,490
Smurfit-Stone Container Corp. (a)                          223,500        3,446,370
                                                                       ------------
                                                                          7,247,228
                                                                       ------------
MISCELLANEOUS INDUSTRIALS  0.5%
GenCorp, Inc.                                              167,700        2,398,110
                                                                       ------------
NON-FERROUS METALS  0.5%
Freeport-McMoRan Copper & Gold, Inc., Class B (a)          119,300        2,129,505
                                                                       ------------
PAPER  1.2%
Boise Cascade Corp.                                         85,200        2,941,956
Bowater, Inc.                                               52,600        2,859,862
                                                                       ------------
                                                                          5,801,818
                                                                       ------------
SPECIALTY CHEMICALS  1.4%
Engelhard Corp.                                             84,600        2,395,872
Georgia Gulf Corp.                                          58,900        1,557,316
Nova Chemicals Corp.                                        39,000          879,060
Pall Corp.                                                  76,200        1,581,150
                                                                       ------------
                                                                          6,413,398
                                                                       ------------
STEEL  0.7%
AK Steel Holding Corp. (a)                                 172,700        2,212,287
GrafTech International Ltd. (a)                             57,800          710,940
United States Steel Corp.                                   30,800          612,612
                                                                       ------------
                                                                          3,535,839
                                                                       ------------
TOTAL BASIC RESOURCES                                                    29,200,972
                                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
BEVERAGES & HOUSEHOLD PRODUCTS  0.9%
BEVERAGES  0.9%
Constellation Brands, Inc., Class A (a)                     47,000     $  1,504,000
Pepsi Bottling Group, Inc.                                  85,000        2,618,000
                                                                       ------------
                                                                          4,122,000
                                                                       ------------
CONSUMER DURABLES  8.3%
AUTOMOTIVE RELATED  3.4%
BorgWarner, Inc.                                            24,800        1,432,448
Lear Corp. (a)                                              51,100        2,363,375
Magna International, Inc., Class A                          50,000        3,442,500
Superior Industries International, Inc.                    141,400        6,539,750
Tower Automotive, Inc. (a)                                 157,100        2,191,545
                                                                       ------------
                                                                         15,969,618
                                                                       ------------
BUILDING & HOUSING  2.4%
Beazer Homes USA, Inc.                                      24,400        1,952,000
KB Home                                                     50,900        2,621,859
MDC Holdings, Inc.                                          36,200        1,882,400
Standard-Pacific Corp.                                      56,200        1,971,496
Toll Brothers, Inc. (a)                                     88,700        2,598,910
                                                                       ------------
                                                                         11,026,665
                                                                       ------------
FURNISHING & APPLIANCES  1.9%
Furniture Brands International, Inc. (a)                    68,500        2,072,125
Mohawk Industries, Inc. (a)                                 74,540        4,586,446
Stanley Works (The)                                         60,600        2,485,206
                                                                       ------------
                                                                          9,143,777
                                                                       ------------
RECREATION & TOYS  0.6%
Hasbro, Inc.                                               140,700        1,907,892
Racing Champions Corp. (a)                                  58,500        1,080,495
                                                                       ------------
                                                                          2,988,387
                                                                       ------------
TOTAL CONSUMER DURABLES                                                  39,128,447
                                                                       ------------
CONSUMER SERVICES  3.0%
ENTERTAINMENT & LEISURE  0.7%
Argosy Gaming Co. (a)                                       26,600          755,440
Gtech Holdings Corp. (a)                                    98,200        2,508,028
                                                                       ------------
                                                                          3,263,468
                                                                       ------------
LODGING  0.7%
FelCor Lodging Trust, Inc.                                  76,600        1,405,610
Meristar Hospitality Corp.                                 112,700        1,718,675
                                                                       ------------
                                                                          3,124,285
                                                                       ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
OTHER  0.3%
Corinthian Colleges, Inc. (a)                               46,200     $  1,565,718
                                                                       ------------
PUBLISHING & BROADCASTING  1.3%
Charter Communications, Inc., Class A (a)                  195,300          796,824
Cumulus Media, Inc., Class A (a)                           132,000        1,818,960
Scholastic Corp. (a)                                        31,500        1,193,850
Valassis Communications, Inc.                               63,300        2,310,450
                                                                       ------------
                                                                          6,120,084
                                                                       ------------
TOTAL CONSUMER SERVICES                                                  14,073,555
                                                                       ------------
ENERGY  5.6%
NATURAL GAS  0.7%
Chesapeake Energy Corp. (a)                                234,700        1,689,840
MDU Resources Group, Inc.                                   62,700        1,648,383
                                                                       ------------
                                                                          3,338,223
                                                                       ------------
OIL-DOMESTIC & CRUDE  2.4%
Noble Energy, Inc.                                          55,300        1,993,565
Pioneer Natural Resources Co. (a)                           85,300        2,222,065
Pogo Producing Co.                                         119,300        3,891,566
XTO Energy, Inc.                                           149,050        3,070,430
                                                                       ------------
                                                                         11,177,626
                                                                       ------------
OIL-INTERNATIONAL  0.3%
Stone Energy Corp. (a)                                      33,400        1,344,350
                                                                       ------------
OIL-OFFSHORE DRILLING  1.8%
Grant Prideco, Inc. (a)                                    105,300        1,432,080
Grey Wolf, Inc. (a)                                        389,200        1,591,828
Precision Drilling Corp. (a)                                97,000        3,369,780
Rowan Cos., Inc.                                           101,300        2,172,885
                                                                       ------------
                                                                          8,566,573
                                                                       ------------
OIL-WELL EQUIPMENT & SERVICES  0.4%
Tidewater, Inc.                                             57,400        1,889,608
                                                                       ------------
TOTAL ENERGY                                                             26,316,380
                                                                       ------------
FINANCIAL SERVICES  26.4%
ASSET MANAGEMENT  1.5%
Affiliated Managers Group, Inc. (a)                         43,800        2,693,700
Federated Investors, Inc., Class B                          83,800        2,896,966
Legg Mason, Inc.                                            29,800        1,470,332
                                                                       ------------
                                                                          7,060,998
                                                                       ------------
BANKS  10.4%
Associated Banc-Corp.                                       86,570        3,264,555
Banknorth Group, Inc.                                      161,100        4,191,822

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
BANKS (CONTINUED)
Bankunited Financial Corp., Class A (a)                     31,200     $    597,480
City National Corp.                                         72,100        3,875,375
Compass Bancshares, Inc.                                    81,700        2,745,120
Cullen/Frost Bankers, Inc.                                  56,900        2,045,555
FirstMerit Corp.                                            71,500        1,971,970
Fulton Financial Corp.                                      98,750        1,869,337
Hibernia Corp., Class A                                    174,000        3,443,460
Independence Community Bank Corp.                           80,200        2,304,146
Mercantile Bankshares Corp.                                 84,100        3,450,623
New York Community Bancorp, Inc.                            87,500        2,371,250
Provident Financial Group                                  125,000        3,626,250
Republic Bancorp, Inc.                                     122,300        1,827,162
Sovereign Bancorp, Inc.                                     96,600        1,444,170
Trustmark Corp.                                              5,500          140,525
United Bankshares, Inc.                                    109,200        3,208,296
Webster Financial Corp.                                     40,900        1,564,016
Zions Bancorp.                                              98,500        5,131,850
                                                                       ------------
                                                                         49,072,962
                                                                       ------------
CREDIT & FINANCE  2.2%
Doral Financial Corp.                                       45,500        1,519,245
Downey Financial Corp.                                      24,000        1,135,200
Federal Agricultural Mortgage Corp., Class C (a)            56,400        1,505,880
GATX Corp.                                                 142,700        4,295,270
Providian Financial Corp.                                  278,400        1,636,992
                                                                       ------------
                                                                         10,092,587
                                                                       ------------
INSURANCE  4.5%
American Financial Group, Inc.                              74,000        1,768,600
Everest Re Group Ltd.                                      102,500        5,734,875
Horace Mann Educators Corp.                                 64,500        1,204,215
Ohio Casualty Corp. (a)                                     72,200        1,508,980
PartnerRe Ltd.                                              71,500        3,499,925
Protective Life Corp.                                       39,100        1,294,210
Reinsurance Group of America, Inc.                          83,200        2,564,224
Scottish Annuity & Life Holdings Ltd.                      100,300        1,913,724
WR Berkley Corp.                                            29,400        1,617,000
                                                                       ------------
                                                                         21,105,753
                                                                       ------------
REAL ESTATE INVESTMENT TRUSTS  7.8%
AMB Property Corp.                                          89,900        2,786,900
Apartment Investment & Management Co., Class A              69,200        3,404,640
Arden Realty, Inc.                                          65,100        1,852,095
BRE Properties, Inc., Class A                               44,500        1,384,395
Camden Property Trust                                       40,400        1,496,012

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Duke Realty Corp.                                           99,500     $  2,880,525
General Growth Properties, Inc.                             55,700        2,840,700
Kilroy Realty Corp.                                         53,000        1,417,750
Kimco Realty Corp.                                          44,700        1,497,003
Pan Pacific Retail Properties, Inc.                         19,200          656,256
ProLogis Trust                                              94,300        2,451,800
PS Business Parks, Inc.                                     55,500        1,939,725
Reckson Associates Realty Corp.                             20,900          520,410
Regency Centers Corp.                                       27,300          809,445
Rouse Co. (The)                                             79,000        2,607,000
Shurgard Storage Centers, Inc.                              40,600        1,408,820
Trizec Canada, Inc.                                         76,630        1,238,317
Trizec Properties, Inc.                                     70,000        1,180,200
Trizec Properties, Inc., Exchange Certificates               8,769          148,196
United Dominion Realty Trust                               124,400        1,959,300
Weingarten Realty Investors                                 64,550        2,285,070
                                                                       ------------
                                                                         36,764,559
                                                                       ------------
TOTAL FINANCIAL SERVICES                                                124,096,859
                                                                       ------------
FOOD & TOBACCO  2.1%
FOOD PRODUCTS  1.7%
Fresh Del Monte Produce, Inc.                              121,900        3,047,500
NBTY, Inc. (a)                                             307,500        4,760,100
                                                                       ------------
                                                                          7,807,600
                                                                       ------------
TOBACCO  0.4%
R.J. Reynolds Tobacco Holdings, Inc.                        38,400        2,064,000
                                                                       ------------
TOTAL FOOD & TOBACCO                                                      9,871,600
                                                                       ------------
HEALTH CARE  10.6%
DRUGS  3.8%
Cell Pathways, Inc. (a)                                    350,000          525,000
Cephalon, Inc. (a)                                          72,200        3,263,440
CV Therapeutics, Inc. (a)                                   96,600        1,798,692
InterMune, Inc. (a)                                        111,900        2,361,090
OSI Pharmaceuticals, Inc. (a)                               39,400          946,388
Protein Design Labs, Inc. (a)                              196,500        2,133,990
Scios, Inc. (a)                                             60,100        1,839,661
Telik, Inc. (a)                                            185,400        2,317,500
Transkaryotic Therapies, Inc. (a)                           81,600        2,941,680
                                                                       ------------
                                                                         18,127,441
                                                                       ------------
HEALTH SERVICES  4.1%
AdvancePCS (a)                                              81,300        1,946,322
Anthem, Inc. (a)                                            35,100        2,368,548

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
HEALTH SERVICES (CONTINUED)
Apria Healthcare Group, Inc. (a)                            83,400     $  1,868,160
Caremark Rx, Inc. (a)                                      298,700        4,928,550
Covance, Inc. (a)                                          122,900        2,304,375
Health Net, Inc. (a)                                        89,200        2,387,884
Laboratory Corp. Of America Holdings (a)                    50,700        2,314,455
Medcath Corp. (a)                                           60,900        1,041,390
                                                                       ------------
                                                                         19,159,684
                                                                       ------------
HEALTH TECHNOLOGY  2.2%
Advanced Neuromdulation Systems, Inc. (a)                   54,800        1,671,400
Conceptus, Inc. (a)                                        100,000        1,649,000
Quinton Cardiology Systems, Inc. (a)                       111,400        1,009,284
St. Jude Medical, Inc. (a)                                  31,800        2,348,430
Therasense, Inc. (a)                                        54,900        1,014,003
Varian Medical Systems, Inc. (a)                            63,600        2,578,980
                                                                       ------------
                                                                         10,271,097
                                                                       ------------
HOSPITAL SUPPLIES  0.5%
Steris Corp. (a)                                           116,700        2,230,137
                                                                       ------------
TOTAL HEALTH CARE                                                        49,788,359
                                                                       ------------
HEAVY INDUSTRY/TRANSPORTATION  12.6%
AEROSPACE  1.2%
Goodrich (B.F.) Co.                                        132,100        3,608,972
Titan Corp. (a)                                            111,400        2,037,506
                                                                       ------------
                                                                          5,646,478
                                                                       ------------
AIR TRANSPORTATION  1.3%
AMR Corp.                                                   67,700        1,141,422
Atlantic Coast Airlines Holdings, Inc. (a)                  23,900          518,630
Delta Airlines, Inc.                                        58,500        1,170,000
SkyWest, Inc.                                               68,200        1,595,198
Swift Transportation Co., Inc. (a)                          82,000        1,910,600
                                                                       ------------
                                                                          6,335,850
                                                                       ------------
BUSINESS SERVICES  1.4%
Allied Waste Industries, Inc. (a)                          261,000        2,505,600
Diebold, Inc.                                               28,800        1,072,512
ITT Educational Services, Inc. (a)                          22,600          492,680
Viad Corp.                                                  97,600        2,537,600
                                                                       ------------
                                                                          6,608,392
                                                                       ------------
ELECTRICAL EQUIPMENT  1.0%
Cooper Industries Ltd., Class A                             89,200        3,505,560
York International Corp.                                    34,600        1,169,134
                                                                       ------------
                                                                          4,674,694
                                                                       ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
MACHINERY  3.0%
AGCO Corp. (a)                                              83,800     $  1,634,100
Cummins Engine Co., Inc.                                    58,000        1,919,800
Flowserve Corp. (a)                                        120,500        3,590,900
Manitowoc Co., Inc.                                         34,450        1,222,630
Navistar International Corp. (a)                           121,900        3,900,800
Robbins & Myers, Inc.                                       60,500        1,588,125
                                                                       ------------
                                                                         13,856,355
                                                                       ------------
MISCELLANEOUS INDUSTRIALS  2.9%
FMC Corp. (a)                                               79,900        2,410,583
Pittston Brinks Group                                      138,000        3,312,000
Tetra Tech, Inc. (a)                                       199,100        2,926,770
Texas Industries, Inc.                                      81,800        2,575,882
Wabash National Corp.                                      219,200        2,192,000
                                                                       ------------
                                                                         13,417,235
                                                                       ------------
RAILROADS  0.3%
RailAmerica, Inc. (a)                                      140,600        1,521,292
                                                                       ------------
SHIPPING & FREIGHT  1.5%
Arkansas Best Corp. (a)                                     86,800        2,211,664
CNF Transportation, Inc.                                    17,400          660,852
Pacer International, Inc. (a)                               91,700        1,580,908
U.S. Freightways Corp.                                      51,000        1,931,370
Werner Enterprises, Inc.                                     4,500           95,895
Yellow Corp. (a)                                            21,300          690,120
                                                                       ------------
                                                                          7,170,809
                                                                       ------------
TOTAL HEAVY INDUSTRY/TRANSPORTATION                                      59,231,105
                                                                       ------------
RETAIL  7.5%
APPAREL  3.0%
Charlotte Russe Holding, Inc. (a)                           68,700        1,534,071
Christopher & Banks Corp. (a)                               35,700        1,510,110
dELiA's Corp., Class A (a)                                 348,400        1,776,840
J. Jill Group, Inc. (The) (a)                               63,200        2,398,440
Pacific Sunwear of California (a)                           73,100        1,620,627
Quicksilver, Inc. (a)                                      105,300        2,611,440
Urban Outfitters, Inc. (a)                                  77,900        2,704,688
                                                                       ------------
                                                                         14,156,216
                                                                       ------------
DEPARTMENT STORES  0.5%
Stage Stores, Inc. (a)                                      71,400        2,480,436
                                                                       ------------
FOOD RETAILERS  0.7%
Fleming Cos., Inc.                                          97,900        1,776,885
Whole Foods Market, Inc. (a)                                29,900        1,441,778
                                                                       ------------
                                                                          3,218,663
                                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
RESTAURANTS  0.7%
CBRL Group, Inc.                                           106,400     $  3,247,328
Sonic Corp. (a)                                              6,500          204,165
                                                                       ------------
                                                                          3,451,493
                                                                       ------------
SPECIALTY STORES  2.6%
AutoZone, Inc. (a)                                          17,900        1,383,670
Foot Locker, Inc. (a)                                      145,700        2,105,365
Gamestop Corp. (a)                                          93,800        1,968,862
Gart Sports Co. (a)                                         42,600        1,213,674
Genesco, Inc. (a)                                           79,000        1,923,650
GSI Commerce, Inc. (a)                                     105,900          788,955
Linens `n Things, Inc. (a)                                  84,300        2,765,883
                                                                       ------------
                                                                         12,150,059
                                                                       ------------
TOTAL RETAIL                                                             35,456,867
                                                                       ------------
TECHNOLOGY  6.3%
COMPUTERS & OFFICE EQUIPMENT  1.8%
Ikon Office Solutions, Inc.                                135,700        1,275,580
Pinnacle Systems, Inc. (a)                                 437,200        4,804,391
Varian, Inc. (a)                                            61,100        2,013,245
Western Digital Corp. (a)                                  149,200          484,900
                                                                       ------------
                                                                          8,578,116
                                                                       ------------
ELECTRONICS  2.5%
Avnet, Inc.                                                 83,400        1,833,966
Axcelis Technologies, Inc. (a)                              82,400          931,120
Brooks-PRI Automation, Inc. (a)                             79,700        2,037,132
ChipPAC, Inc., Class A (a)                                  84,800          524,064
Conexant Systems, Inc. (a)                                 239,800          388,476
Cypress Semiconductor Corp. (a)                             72,900        1,106,622
Fairchild Semiconductor International, Inc., Class A (a)    43,700        1,061,910
Kulicke & Soffa Industries (a)                             115,100        1,426,089
Lam Research Corp. (a)                                      75,000        1,348,500
Photronics, Inc. (a)                                        41,300          782,222
Skyworks Solutions, Inc.                                    84,170          467,143
                                                                       ------------
                                                                         11,907,244
                                                                       ------------
SOFTWARE & SERVICES  1.4%
Henry (Jack) & Associates                                   67,100        1,119,899
Hewitt Associates, Inc. (a)                                 23,600          549,880
Macromedia, Inc. (a)                                       119,900        1,063,513
Mentor Graphics Corp. (a)                                   90,200        1,282,644
Secure Computing Corp. (a)                                 154,600        1,167,230

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
SOFTWARE & SERVICES (CONTINUED)
TIBCO Software, Inc. (a)                                   226,700     $  1,260,452
Zomax, Inc. (a)                                             21,400           83,460
                                                                       ------------
                                                                          6,527,078
                                                                       ------------
TELECOMMUNICATIONS EQUIPMENT  0.6%
Andrew Corp. (a)                                            30,500          437,065
DMC Stratex Networks, Inc. (a)                             186,300          374,463
Harmonic, Inc. (a)                                         107,200          392,245
Powerwave Technologies, Inc. (a)                           145,900        1,336,444
                                                                       ------------
                                                                          2,540,217
                                                                       ------------
TOTAL TECHNOLOGY                                                         29,552,655
                                                                       ------------
UTILITIES  3.4%
ELECTRIC POWER  3.1%
Calpine Corp. (a)                                          600,500        4,221,515
DPL, Inc.                                                   69,866        1,847,955
Pinnacle West Capital Corp.                                 46,400        1,832,800
PNM Resources, Inc.                                         51,400        1,243,880
Potomac Electric Power Co.                                 186,600        4,008,168
Teco Energy, Inc.                                           70,000        1,732,500
                                                                       ------------
                                                                         14,886,818
                                                                       ------------
NATURAL GAS PIPELINES  0.3%
Questar Corp.                                               54,700        1,351,090
                                                                       ------------
TOTAL UTILITIES                                                          16,237,908
                                                                       ------------
TOTAL LONG-TERM INVESTMENTS  92.9%
    (Cost $419,726,046)                                                 437,076,707
                                                                       ------------
REPURCHASE AGREEMENT  2.5%
J.P. Morgan Securities Inc. ($11,645,000 par
    collateralized by U.S. Government obligations in
    a pooled cash account, dated 06/28/02, to be sold
    on 07/01/02 at $11,646,698)
    (Cost $11,645,000)                                                   11,645,000
                                                                       ------------
TOTAL INVESTMENTS  95.4%
    (Cost $431,371,046)                                                 448,721,707

OTHER ASSETS IN EXCESS OF LIABILITIES  4.6%                              21,427,966
                                                                       ------------
NET ASSETS  100%                                                       $470,149,673
                                                                       ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002

ASSETS:
Total Investments (Cost $431,371,046)                                           $ 448,721,707
Cash                                                                                  177,836
Receivables:
  Investments Sold                                                                 39,323,832
  Dividends                                                                           385,657
  Fund Shares Sold                                                                    367,666
  Interest                                                                              1,698
Other                                                                                  51,805
                                                                                -------------
    Total Assets                                                                  489,030,201
                                                                                -------------
LIABILITIES:
Payables:
  Investments Purchased                                                            15,610,977
  Fund Shares Repurchased                                                           2,139,559
  Distributor and Affiliates                                                          445,000
  Investment Advisory Fee                                                             339,152
  Administrative Fee                                                                  107,342
  Directors' Fee                                                                        2,316
Accrued Expenses                                                                      183,660
Directors' Deferred Compensation and Retirement Plans                                  52,522
                                                                                -------------
    Total Liabilities                                                              18,880,528
                                                                                -------------
NET ASSETS                                                                      $ 470,149,673
                                                                                =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized)     $ 581,340,812
Net Unrealized Appreciation                                                        17,350,661
Accumulated Net Investment Loss                                                       (56,191)
Accumulated Net Realized Loss                                                    (128,485,609)
                                                                                -------------
NET ASSETS                                                                      $ 470,149,673
                                                                                =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $192,986,371 and 10,915,010 shares of beneficial interest issued
    and outstanding)                                                            $       17.68
    Maximum sales charge (5.75%* of offering price)                                      1.08
                                                                                -------------
    Maximum offering price to public                                            $       18.76
                                                                                =============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $198,411,682 and 11,704,535 shares of beneficial interest issued
    and outstanding)                                                            $       16.95
                                                                                =============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $78,751,620 and 4,641,317 shares of beneficial interest issued
    and outstanding)                                                            $       16.97
                                                                                =============

* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $18,376)                         $   6,322,373
Interest                                                                              531,819
                                                                                -------------
    Total Income                                                                    6,854,192
                                                                                -------------
EXPENSES:
Investment Advisory Fee                                                             4,810,616
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $606,484, $2,267,094 and $966,501, respectively)                               3,840,079
Administrative Fee                                                                  1,451,305
Shareholder Services                                                                  147,669
Custody                                                                                77,156
Legal                                                                                  49,275
Directors' Fees and Related Expenses                                                   19,579
Other                                                                                 273,275
                                                                                -------------
    Total Expenses                                                                 10,668,954
                                                                                -------------
NET INVESTMENT LOSS                                                             $  (3,814,762)
                                                                                =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss                                                               $ (20,889,718)
                                                                                -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                          57,452,103
  End of the Period                                                                17,350,661
                                                                                -------------
Net Unrealized Depreciation During the Period                                     (40,101,442)
                                                                                -------------
NET REALIZED AND UNREALIZED LOSS                                                $ (60,991,160)
                                                                                =============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                      $ (64,805,922)
                                                                                =============

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED         YEAR ENDED
                                                             JUNE 30, 2002      JUNE 30, 2001
                                                             -------------      -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                          $  (3,814,762)     $  (4,359,699)
Net Realized Loss                                              (20,889,718)       (95,535,411)
Net Unrealized Appreciation/Depreciation During the
   Period                                                      (40,101,442)        11,268,172
                                                             -------------      -------------
Change in Net Assets from Operations                           (64,805,922)       (88,626,938)
                                                             -------------      -------------
Distributions from Net Realized Gain:
Class A Shares                                                         -0-        (27,279,026)
Class B Shares                                                         -0-        (23,246,950)
Class C Shares                                                         -0-        (11,742,783)
                                                             -------------      -------------
Total Distributions                                                    -0-        (62,268,759)
                                                             -------------      -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES            (64,805,922)      (150,895,697)
                                                             -------------      -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                       69,400,488        132,396,586
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                        -0-         42,701,654
Cost of Shares Repurchased                                    (240,840,954)      (301,954,658)
                                                             -------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS            (171,440,466)      (126,856,418)
                                                             -------------      -------------
TOTAL DECREASE IN NET ASSETS                                  (236,246,388)      (277,752,115)
NET ASSETS:
Beginning of the Period                                        706,396,061        984,148,176
                                                             -------------      -------------
End of the Period (Including accumulated net investment
   loss of $(56,191) and $(50,196), respectively)            $ 470,149,673      $ 706,396,061
                                                             =============      =============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                            YEAR ENDED JUNE 30,
                                      ---------------------------------------------------------
                                       2002(a)      2001(a)     2000(a)     1999(a)    1998(a)
                                      ---------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                         $19.46       $23.03      $23.58      $21.34     $17.59
                                        ------       ------      ------      ------     ------
Net Investment Income/Loss               (0.05)       (0.02)      (0.08)       0.01      (0.02)
Net Realized and Unrealized
  Gain/Loss                              (1.73)       (1.97)       1.09        3.43       4.84
                                        ------       ------      ------      ------     ------
Total from Investment Operations         (1.78)       (1.99)       1.01        3.44       4.82
                                        ------       ------      ------      ------     ------
Less:
  Distributions from Net Investment
    Income                                 -0-          -0-         -0-         -0-      (0.03)
  Distributions from Net Realized
    Gain                                   -0-        (1.58)      (1.56)      (1.20)     (1.04)
                                        ------       ------      ------      ------     ------
Total Distributions                        -0-        (1.58)      (1.56)      (1.20)     (1.07)
                                        ------       ------      ------      ------     ------
NET ASSET VALUE, END OF THE
  PERIOD                                $17.68       $19.46      $23.03      $23.58     $21.34
                                        ======       ======      ======      ======     ======
Total Return* (b)                        -9.14%       -8.47%       4.62%      17.41%     28.26%
Net Assets at End of the Period
  (In millions)                         $193.0       $323.9      $434.8      $343.0     $220.1
Ratio of Expenses to Average
  Net Assets*                             1.46%        1.46%       1.47%       1.49%      1.50%
Ratio of Net Investment Income/Loss
  to Average Net Assets*                 (0.25)%      (0.13)%     (0.33)%      0.03%     (0.09)%
Portfolio Turnover                         133%         211%        272%        283%       207%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
  RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                               N/A          N/A         N/A         N/A       1.58%
Ratio of Net Investment Income/Loss
  to Average Net Assets                    N/A          N/A         N/A         N/A      (0.18)%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                            YEAR ENDED JUNE 30,
                                      ---------------------------------------------------------
                                       2002(a)      2001(a)     2000(a)     1999(a)    1998(a)
                                      ---------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                         $18.81       $22.48      $23.23      $21.20     $17.59
                                        ------       ------      ------      ------     ------
Net Investment Loss                      (0.18)       (0.17)      (0.25)      (0.14)     (0.17)
Net Realized and Unrealized
  Gain/Loss                              (1.68)       (1.92)       1.06        3.37       4.83
                                        ------       ------      ------      ------     ------
Total from Investment Operations         (1.86)       (2.09)       0.81        3.23       4.66
                                        ------       ------      ------      ------     ------
Less:
  Distributions from Net Investment
    Income                                 -0-          -0-         -0-         -0-      (0.01)
  Distributions from Net Realized
    Gain                                   -0-        (1.58)      (1.56)      (1.20)     (1.04)
                                        ------       ------      ------      ------     ------
Total Distributions                        -0-        (1.58)      (1.56)      (1.20)     (1.05)
                                        ------       ------      ------      ------     ------
NET ASSET VALUE, END OF THE
  PERIOD                                $16.95       $18.81      $22.48      $23.23     $21.20
                                        ======       ======      ======      ======     ======
Total Return* (b)                        -9.84%       -9.20%       3.85%      16.50%     27.30%
Net Assets at End of the Period
  (In millions)                         $198.4       $263.9      $356.7      $341.9     $269.8
Ratio of Expenses to Average
  Net Assets*                             2.21%        2.21%       2.21%       2.24%      2.25%
Ratio of Net Investment
  Loss to Average Net Assets*            (1.00)%      (0.88)%     (1.06)%     (0.72)%    (0.84)%
Portfolio Turnover                         133%         211%        272%        283%       207%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
  RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                               N/A          N/A         N/A         N/A       2.33%
Ratio of Net Investment
  Loss to Average Net Assets               N/A          N/A         N/A         N/A      (0.93)%

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                            YEAR ENDED JUNE 30,
                                      ---------------------------------------------------------
                                       2002(a)      2001(a)     2000(a)     1999(a)    1998(a)
                                      ---------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                         $18.82       $22.49      $23.24      $21.20     $17.59
                                        ------       ------      ------      ------     ------
Net Investment Loss                      (0.18)       (0.18)      (0.25)      (0.14)     (0.17)
Net Realized and Unrealized
  Gain/Loss                              (1.67)       (1.91)       1.06        3.38       4.83
                                        ------       ------      ------      ------     ------
Total from Investment Operations         (1.85)       (2.09)       0.81        3.24       4.66
                                        ------       ------      ------      ------     ------
Less:
  Distributions from Net Investment
    Income                                 -0-          -0-         -0-         -0-      (0.01)
  Distributions from Net Realized
    Gain                                   -0-        (1.58)      (1.56)      (1.20)     (1.04)
                                        ------       ------      ------      ------     ------
Total Distributions                        -0-        (1.58)      (1.56)      (1.20)     (1.05)
                                        ------       ------      ------      ------     ------
NET ASSET VALUE, END OF THE
  PERIOD                                $16.97       $18.82      $22.49      $23.24     $21.20
                                        ======       ======      ======      ======     ======
Total Return* (b)                        -9.82%       -9.14%       3.80%      16.55%     27.28%
Net Assets at End of the Period
  (In millions)                          $78.8       $118.6      $192.7      $165.4     $127.4
Ratio of Expenses to Average
  Net Assets*                             2.21%        2.21%       2.21%       2.24%      2.25%
Ratio of Net Investment
  Loss to Average Net Assets*            (1.00)%      (0.88)%     (1.06)%     (0.72)%    (0.84)%
Portfolio Turnover                         133%         211%        272%        283%       207%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
  RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                               N/A          N/A         N/A         N/A       2.33%
Ratio of Net Investment
  Loss to Average Net Assets               N/A          N/A         N/A         N/A      (0.92)%

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

1.   SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide a high total return by investing in equity securities of small-to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains or net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $124,747,170, which will expire between June 30, 2009 and June 30, 2010.

          At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

     Cost of investments for tax purposes            $435,203,753
                                                     ============
     Gross tax unrealized appreciation               $ 51,910,441
     Gross tax unrealized depreciation                (38,392,487)
                                                     ------------
     Net tax unrealized appreciation on investments  $ 13,517,954
                                                     ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

The tax character of distributions paid during 2002 and 2001 was as follows:

                                                        2002            2001
Distributions paid from
   Ordinary income                                      $-0-         $62,268,759
                                                        ====         ===========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to a net operating loss totaling $4,057,959 has been reclassified from accumulated net investment loss to capital. Permanent book and tax differences related to distributions from real estate investment trusts totaling $343,458 have been reclassified from accumulated net investment loss $(249,192) and from capital $(94,266) to accumulated net realized loss. A permanent book and tax difference related to a correction of a prior year amount totaling $60,413 was reclassified from accumulated net realized loss to capital.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies againt the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

   AVERAGE DAILY NET ASSETS                                       % PER ANNUM
   First $1 billion                                                     0.85%
   Next $500 million                                                    0.80%
   Over $1.5 billion                                                    0.75%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser" a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $16,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $33,100 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $147,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $42,360 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.   CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $244,097,457, $244,759,498 and $92,483,857 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                       SHARES           VALUE
Sales:
  Class A                                             3,120,715     $  56,867,745
  Class B                                               577,606        10,169,991
  Class C                                               134,018         2,362,752
                                                    -----------     -------------
Total Sales                                           3,832,339     $  69,400,488
                                                    ===========     =============
Repurchases:
  Class A                                            (8,847,490)    $(158,493,086)
  Class B                                            (2,902,085)      (50,883,204)
  Class C                                            (1,793,163)      (31,464,664)
                                                    -----------     -------------
Total Repurchases                                   (13,542,738)    $(240,840,954)
                                                    ===========     =============

     At June 30, 2001, capital aggregated $347,476,766, $287,111,782 and
$122,284,542 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                       SHARES           VALUE
Sales:
  Class A                                             5,075,952     $ 101,807,772
  Class B                                               937,148        18,410,193
  Class C                                               625,303        12,178,621
                                                    -----------     -------------
Total Sales                                           6,638,403     $ 132,396,586
                                                    ===========     =============
Dividend Reinvestment:
  Class A                                               852,808     $  16,152,188
  Class B                                               989,251        18,182,440
  Class C                                               454,977         8,367,026
                                                    -----------     -------------
Total Dividend Reinvestment                           2,297,036     $  42,701,654
                                                    ===========     =============
Repurchases:
  Class A                                            (8,163,011)    $(164,491,484)
  Class B                                            (3,764,230)      (73,062,309)
  Class C                                            (3,344,679)      (64,400,865)
                                                    -----------     -------------
Total Repurchases                                   (15,271,920)    $(301,954,658)
                                                    ===========     =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                     CONTINGENT DEFERRED SALES CHARGE
                                                         AS A PERCENTAGE OF DOLLAR
                                                         AMOUNT SUBJECT TO CHARGE
                                                     --------------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First                                                         5.00%       1.00%
Second                                                        4.00%       None
Third                                                         3.00%       None
Fourth                                                        2.50%       None
Fifth                                                         1.50%       None
Thereafter                                                    None        None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $14,800 and CDSC on redeemed shares of Classes B and C of approximately $560,400. Sales charges do not represent expenses of the Fund.

4.   INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $725,157,728 and sales of $899,289,775 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.   DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $2,008,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $266,800.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen American Value Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen American Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Value Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

                             VAN KAMPEN INVESTMENTS


THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-    visit our Web site at             [ILLUSTRATION OF COMPUTER]
     vankampen.com --
     to view a prospectus, select
     DOWNLOAD PROSPECTUS

-    call us at (800) 847-2424         [ILLUSTRATION OF PHONE]
     Telecommunications
     Device for the Deaf (TDD)
     users, call (800)421-2833.

-    e-mail us by visiting             [ILLUSTRATION OF ENVELOPES]
     vankampen.com and
     selecting CONTACT US

 *   Closed to new investors
**   Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN AMERICAN VALUE FUND


BOARD OF DIRECTORS
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

DIRECTOR AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

INDEPENDENT DIRECTORS:

                                                                                                        NUMBER OF
                                            TERM OF                                                      FUNDS IN
                                          OFFICE AND                                                       FUND
                              POSITION(S)  LENGTH OF                                                     COMPLEX    OTHER
NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                            OVERSEEN   DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND       SERVED    DURING PAST 5 YEARS                              BY DIRECTOR  HELD BY DIRECTOR
J. Miles Branagan (70)        Director    Director    Private investor. Trustee/Director of funds in        57
1632 Morning Mountain Road                since 1997  the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                                     August 1996, Chairman, Chief Executive Officer
                                                      and President, MDT Corporation (now known
                                                      as Getinge/Castle, Inc., a subsidiary of Getinge
                                                      Industrier AB), a company which develops,
                                                      manufactures, markets and services medical and
                                                      scientific equipment.

                                                                                                       NUMBER OF
                                            TERM OF                                                     FUNDS IN
                                          OFFICE AND                                                      FUND
                              POSITION(S)  LENGTH OF                                                    COMPLEX    OTHER
NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN   DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND       SERVED    DURING PAST 5 YEARS                             BY DIRECTOR  HELD BY DIRECTOR
Jerry D. Choate (63)          Director    Director    Trustee/Director of funds in the Fund                57      Director of
53 Monarch Bay Drive                      since 1999  Complex. Prior to January 1999, Chairman and                 Amgen Inc., a
Dana Point, CA 92629                                  Chief Executive Officer of the Allstate                      biotechnological
                                                      Corporation ("Allstate") and Allstate Insurance              company, and
                                                      Company. Prior to January 1995, President and                Director of
                                                      Chief Executive Officer of Allstate. Prior to                Valero Energy
                                                      August 1994, various management positions                    Corporation, an
                                                      at Allstate.                                                 independent
                                                                                                                   refining company.

Linda Hutton Heagy (54)       Director    Director    Regional Managing Partner of Heidrick &              57
Sears Tower                               since 1997  Struggles, an executive search firm. Trustee/
233 South Wacker Drive                                Director of funds in the Fund Complex. Trustee
Suite 7000                                            on the University of Chicago Hospitals Board,
Chicago, IL 60606                                     Vice Chair of the Board of the YMCA of
                                                      Metropolitan Chicago and a member of the
                                                      Women's Board of the University of Chicago.
                                                      Prior to 1997, Partner, Ray & Berndtson, Inc.,
                                                      an executive recruiting firm. Prior to 1996,
                                                      Trustee of The International House Board, a
                                                      fellowship and housing organization for
                                                      international graduate students. Formerly,
                                                      Executive Vice President of ABN AMRO, N.A.,
                                                      a Dutch bank holding company. Prior to 1992,
                                                      Executive Vice President of La Salle National
                                                      Bank.

                                                                                                        NUMBER OF
                                            TERM OF                                                      FUNDS IN
                                          OFFICE AND                                                       FUND
                              POSITION(S)  LENGTH OF                                                     COMPLEX    OTHER
NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                            OVERSEEN   DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND       SERVED    DURING PAST 5 YEARS                              BY DIRECTOR  HELD BY DIRECTOR
R. Craig Kennedy (50)         Director    Director    Director and President, German Marshall Fund          57
1744 R Street, N.W.                       since 1997  of the United States, an independent U.S.
Washington, D.C. 20009                                foundation created to deepen understanding,
                                                      promote collaboration and stimulate exchanges
                                                      of practical experience between Americans and
                                                      Europeans. Trustee/Director of funds in the
                                                      Fund Complex. Formerly, advisor to the Dennis
                                                      Trading Group Inc., a managed futures and
                                                      option company that invests money for
                                                      individuals and institutions. Prior to 1992,
                                                      President and Chief Executive Officer, Director
                                                      and member of the Investment Committee of
                                                      the Joyce Foundation, a private foundation.

Jack E. Nelson (66)           Director    Director    President, Nelson Investment Planning Services,       57
423 Country Club Drive                    since 1997  Inc., a financial planning company and registered
Winter Park, FL 32789                                 investment adviser in the State of Florida.
                                                      President, Nelson Ivest Brokerage Services
                                                      Inc., a member of the National Association of
                                                      Securities Dealers, Inc. and Securities Investors
                                                      Protection Corp. Trustee/Director of funds
                                                      in the Fund Complex.

                                                                                                        NUMBER OF
                                            TERM OF                                                      FUNDS IN
                                          OFFICE AND                                                       FUND
                              POSITION(S)  LENGTH OF                                                     COMPLEX    OTHER
NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                            OVERSEEN   DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND       SERVED    DURING PAST 5 YEARS                              BY DIRECTOR  HELD BY DIRECTOR
Suzanne H. Woolsey (60)       Director    Director    Chief Communications Officer of the National          57      Director of
2101 Constitution Ave., N.W.              since 1999  Academy of Sciences/National Research                         Neurogen
Room 285                                              Council, an independent, federally chartered                  Corporation, a
Washington, D.C. 20418                                policy institution, since 2001 and previously                 pharmaceutical
                                                      Chief Operating Officer from 1993-2001.                       company, since
                                                      Trustee/Director of funds in the Fund Complex.                January 1998.
                                                      Director of the Institute for Defense Analyses, a
                                                      federally funded research and development
                                                      center, Director of the German Marshall Fund
                                                      of the United States, Trustee of Colorado College
                                                      and Vice Chair of the Board of the Council for
                                                      Excellence in Government. Prior to 1993,
                                                      Executive Director of the Commission on
                                                      Behavioral and Social Sciences and Education
                                                      at the National Academy of Sciences/National
                                                      Research Council. From 1980 through 1989,
                                                      Partner of Coopers & Lybrand.

INTERESTED DIRECTORS:*

                                                                                                        NUMBER OF
                                            TERM OF                                                      FUNDS IN
                                          OFFICE AND                                                       FUND
                              POSITION(S)  LENGTH OF                                                     COMPLEX    OTHER
NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                            OVERSEEN   DIRECTORSHIPS
OF INTERESTED DIRECTOR           FUND       SERVED    DURING PAST 5 YEARS                              BY DIRECTOR  HELD BY DIRECTOR
Mitchell M. Merin* (49)       Director    Director    President and Chief Operating Officer of              57
1221 Avenue of the Americas               since       Morgan Stanley Investment Management since
New York, NY 10020                        1999        December 1998. President and Director since
                                                      April 1997 and Chief Executive Officer since
                                                      June 1998 of Morgan Stanley Investment
                                                      Advisors Inc. and Morgan Stanley Services
                                                      Company Inc. Chairman, Chief Executive
                                                      Officer and Director of Morgan Stanley
                                                      Distributors Inc. since June 1998. Chairman and
                                                      Chief Executive Officer since June 1998, and
                                                      Director since January 1998 of Morgan Stanley
                                                      Trust. Director of various Morgan Stanley
                                                      subsidiaries. President of the Morgan Stanley
                                                      Funds since May 1999. Trustee/Director of
                                                      funds in the Fund Complex. Previously Chief
                                                      Strategic Officer of Morgan Stanley Investment
                                                      Advisors Inc. and Morgan Stanley Services
                                                      Company Inc. and Executive Vice President
                                                      of Morgan Stanley Distributors Inc. April 1997-
                                                      June 1998, Vice President of the Morgan Stanley
                                                      Funds May 1997-April 1999, and Executive Vice
                                                      President of Dean Witter, Discover & Co. prior
                                                      to May 1997.

                                                                                                        NUMBER OF
                                            TERM OF                                                      FUNDS IN
                                          OFFICE AND                                                       FUND
                              POSITION(S)  LENGTH OF                                                     COMPLEX    OTHER
NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                            OVERSEEN   DIRECTORSHIPS
OF INTERESTED DIRECTOR           FUND       SERVED    DURING PAST 5 YEARS                              BY DIRECTOR  HELD BY DIRECTOR
Richard F. Powers, III* (56)  Director    Director    Chairman, President, Chief Executive Officer,         94
1 Parkview Plaza              and         since 1999  Director and Managing Director of
P.O. Box 5555                 President               Van Kampen Investments. Chairman, Director
Oakbrook Terrace, IL 60181                            and Chief Executive Officer of the Advisers, the
                                                      Distributor and Van Kampen Advisors Inc. since
                                                      1998. Managing Director of the Advisers, the
                                                      Distributor and Van Kampen Advisors Inc. since
                                                      July 2001. Director and Officer of certain other
                                                      subsidiaries of Van Kampen Investments. Chief
                                                      Sales and Marketing Officer of Morgan Stanley
                                                      Asset Management Inc. Trustee/Director and
                                                      President or Trustee, President and Chairman
                                                      of the Board of funds in the Fund Complex.
                                                      Prior to May 1998, Executive Vice President
                                                      and Director of Marketing at Morgan Stanley
                                                      and Director of Dean Witter, Discover & Co.
                                                      and Dean Witter Realty. Prior to 1996, Director
                                                      of Dean Witter Reynolds Inc.

Wayne W. Whalen* (62)         Director    Director    Partner in the law firm of Skadden, Arps, Slate,      94
333 West Wacker Drive                     since 1997  Meagher & Flom (Illinois), legal counsel to
Chicago, IL 60606                                     funds in the Fund Complex. Trustee/
                                                      Director/Managing General Partner of funds in
                                                      the Fund Complex.

* SUCH DIRECTOR IS AN "INTERESTED PERSON" (WITHIN THE MEANING OF SECTION 2(a)(19) OF THE 1940 ACT). MR. WHALEN IS AN INTERESTED PERSON OF CERTAIN FUNDS IN THE FUND COMPLEX BY REASON OF HIS FIRM CURRENTLY ACTING AS LEGAL COUNSEL TO SUCH FUNDS IN THE FUND COMPLEX. MESSRS. MERIN AND POWERS ARE INTERESTED PERSONS OF FUNDS IN THE FUND COMPLEX AND THE ADVISERS BY REASON OF THEIR POSITIONS WITH MORGAN STANLEY OR ITS AFFILIATES.

OFFICERS:

                                            TERM OF
                                          OFFICE AND
                              POSITION(S)  LENGTH OF
NAME, AGE AND                 HELD WITH      TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER            FUND          SERVED     DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice        Officer      Managing Director and Chief Investment Officer of Van Kampen Investments,
2800 Post Oak Blvd.           President   since 1998   and Managing Director and President of the Advisers and Van Kampen Advisors
45th Floor                                             Inc. Executive Vice President and Chief Investment Officer of funds in the
Houston, TX 77056                                      Fund Complex. Prior to Chief Investment Officer of Van Kampen December 2000,
                                                       Executive Vice President and Investments, and President and Chief Operating
                                                       Officer of the Advisers. Prior to April 2000, Executive Vice President and
                                                       Chief Investment Officer for Equity Investments of the Advisers. Prior to
                                                       October 1998, Vice President and Senior Portfolio Manager with AIM Capital
                                                       Management, Inc. Prior to February 1998, Senior Vice President and Portfolio
                                                       Manager of Van Kampen American Capital Asset Management, Inc., Van Kampen
                                                       American Capital Investment Advisory Corp. and Van Kampen American Capital
                                                       Management, Inc.

Joseph J. McAlinden (59)      Chief       Officer      Managing Director and Chief Investment Officer of Morgan Stanley Investment
1221 Avenue of the            Investment  since 2002   Advisors Inc. and Director of Morgan Stanley Trust for over 5 years.
Americas                      Officer
New York, NY 10020

                                                TERM OF
                                              OFFICE AND
                              POSITION(S)      LENGTH OF
NAME, AGE AND                 HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER            FUND              SERVED     DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President  Officer      Managing Director and Director of Van Kampen Investments, Director of
1221 Avenue of the Americas   and Secretary   since 1999   the Advisers, Van Kampen Advisors Inc., the Distributor, Investor
New York, NY 10020                                         Services and certain other subsidiaries of Van Kampen Investments.
                                                           Managing Director and General Counsel-Mutual Funds of Morgan Stanley
                                                           Investment Advisors, Inc. Vice President or Principal Legal Officer
                                                           and Secretary of funds in the Fund Complex. Prior to July 2001,
                                                           Managing Director, General Counsel, Secretary and Director of Van
                                                           Kampen Investments, the Advisers, the Distributor, Investor Services,
                                                           and certain other subsidiaries of Van Kampen Investments. Prior to
                                                           December 2000, Executive Vice President, General Counsel, Secretary
                                                           and Director of Van Kampen Investments, the Advisers, Van Kampen
                                                           Advisors Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice
                                                           President and Associate General Counsel to New York Life Insurance
                                                           Company ("New York Life"), and prior to March 1997, Associate General
                                                           Counsel of New York Life. Prior to December 1993, Assistant General
                                                           Counsel of The Dreyfus Corporation. Prior to August 1991, Senior
                                                           Associate, Willkie Farr & Gallagher. Prior to January 1989, Staff
                                                           Attorney at the Securities and Exchange Commission, Division of
                                                           Investment Management, Office of Chief Counsel.

John R. Reynoldson (49)       Vice President  Officer      Executive Director of the Advisers and Van Kampen Advisors Inc. Vice
1 Parkview Plaza                              since 2000   President of funds in the Fund Complex. Prior to July 2001, Principal
Oakbrook Terrace, IL 60181                                 and Co- head of the Fixed Income Department of the Advisers and Van
                                                           Kampen Advisors Inc. Prior to December 2000, Senior Vice President of
                                                           the Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                           managed the investment grade taxable group for the Advisers since July
                                                           1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset Management since April 1987.

                                                 TERM OF
                                               OFFICE AND
                              POSITION(S)       LENGTH OF
NAME, AGE AND                 HELD WITH           TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER            FUND               SERVED     DURING PAST 5 YEARS
John L. Sullivan (47)         Vice President,  Officer      Executive Director of Van Kampen Investments, the Advisers and Van
1 Parkview Plaza              Chief Financial  since 1997   Kampen Advisors Inc. Vice President, Chief Financial Officer and
Oakbrook Terrace, IL 60181    Officer                       Treasurer of funds in the Fund Complex. Head of Fund Accounting for
                              and Treasurer                 Morgan Stanley Investment Management.


John H. Zimmermann, III (44)  Vice President   Officer      Managing Director and Director of Van Kampen Investments, and Managing
Harborside Financial Center                    since 2000   Director, President and Director of the Distributor. Vice President of
Plaza 2 - 7th Floor                                         funds in the Fund Complex. Prior to December 2000, President of Van
Jersey City, NJ 07311                                       Kampen Insurance Agency of Illinois Inc., and Senior Vice President
                                                            and Director of Van Kampen Investments. From November 1992 to December
                                                            1997, Mr. Zimmermann was Senior Vice President of the Distributor.

YOUR NOTES:

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING (800) 847-2424.

                     Van Kampen Funds Inc.
                     1 Parkview Plaza, P.O. Box 5555
                     Oakbrook Terrace, IL 60181-5555
                     www.vankampen.com


                     [VAN KAMPEN INVESTMENTS LOGO]


                     Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
                     453, 553, 653                             Member NASD/SIPC.
                     MSAV ANR 8/02                               6877H02-AP-8/02

VAN KAMPEN

ASIAN EQUITY FUND

ANNUAL REPORT

JUNE 30, 2002

[PHOTO OF FATHER DAUGHTER SAILBOAT]

PRIVACY NOTICE INFORMATION ON THE BACK.

[VAN KAMPEN INVESTMENTS GENERATIONS OF EXPERIENCE(SM) LOGO]

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
         PERFORMANCE OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                          TOP FIVE COUNTRIES     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    11

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    12
                        FINANCIAL STATEMENTS    17
               NOTES TO FINANCIAL STATEMENTS    23
              REPORT OF INDEPENDENT AUDITORS    30

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    31
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    32
            DIRECTOR AND OFFICER INFORMATION    33


         THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR
                            THE FUND BEING OFFERED.


NOT FDIC INSURED.               MAY LOSE VALUE.              NO BANK GUARANTEE.


[SIDENOTE]

YOU HAVE A TIME-TESTED PARTNER IN VAN KAMPEN.

                                                               OVERVIEW

LETTER TO SHAREHOLDERS

JULY 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

/s/ R. F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 2000--MARCH 31, 2002)

[CHART]

Mar-00         4.8%
Jun-00         5.7%
Sep-00         1.3%
Dec-00         1.9%
Mar-01         1.3%
Jun-01         0.3%
Sep-01        -1.3%
Dec-01         1.7%
Mar-02         6.1%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(JUNE 30, 2000--JUNE 30, 2002)

[CHART]

               INTEREST RATES       INFLATION
               --------------       ---------
Jun-00             6.500               3.7
Jul-00             6.500               3.7
Aug-00             6.500               3.4
Sep-00             6.500               3.5
Oct-00             6.500               3.4
Nov-00             6.500               3.4
Dec-01             6.500               3.4
Jan-01             5.500               3.7
Feb-01             5.500               3.5
Mar-01             5.000               2.9
Apr-01             4.500               3.3
May-01             4.000               3.6
Jun-01             3.750               3.2
Jul-01             3.750               2.7
Aug-01             3.500               2.7
Sep-01             3.000               2.6
Oct-01             2.500               2.1
Nov-01             2.000               1.9
Dec-01             1.750               1.6
Jan-02             1.750               1.1
Feb-02             1.750               1.1
Mar-02             1.750               1.5
Apr-02             1.750               1.6
May-02             1.750               1.2
Jun-02             1.750               1.1

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2002)

                                                   A SHARES     B SHARES    C SHARES
                                                   --------     --------    --------
One-year total return based on NAV(1)                 5.54%        5.19%       5.20%
One-year total return(2)                             -0.48%        0.19%       4.20%
Five-year average annual total return(2)            -13.79%      -13.55%     -13.30%
Life-of-Fund average annual total return(2)          -3.94%       -9.80%      -3.94%
Commencement date                                   6/23/93       8/1/95     6/23/93

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12B-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PERFORMANCE OF A $10,000 INVESTMENT
(JUNE 23, 1993--JUNE 30, 2002)

[CHART]

                                       MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX
                                       IS COMPOSED OF COMMON STOCKS FROM INDONESIA,
                                       HONG KONG, THE PHILIPPINES, KOREA, TAIWAN AND
            ASIAN EQUITY FUND          THAILAND AND ASSUMES DIVIDENDS ARE REINVESTED.+
            -----------------          -----------------------------------------------
 6/93             $9,427                                  $10,000
 6/93             $9,427                                  $10,047
 9/93            $10,047                                  $11,318
12/93            $14,446                                  $16,489
 3/94            $11,752                                  $12,844
 6/94            $12,176                                  $13,329
 9/94            $13,873                                  $14,906
12/94            $12,391                                  $13,354
 3/95            $12,140                                  $13,118
 6/95            $13,333                                  $14,288
 9/95            $13,008                                  $14,000
12/95            $13,179                                  $14,264
 3/96            $14,032                                  $15,571
 6/96            $13,926                                  $15,457
 9/96            $13,561                                  $15,161
12/96            $13,573                                  $15,573
 3/97            $12,877                                  $14,918
 6/97            $13,772                                  $15,603
 9/97            $10,980                                  $12,632
12/97             $6,892                                   $8,490
 3/98             $7,000                                   $9,272
 6/98             $5,431                                   $6,211
 9/98             $5,148                                   $5,609
12/98             $6,494                                   $7,863
 3/99             $6,751                                   $8,257
 6/99             $9,541                                  $11,347
 9/99             $8,819                                  $10,164
12/99            $11,983                                  $12,533
 3/00            $12,448                                  $12,110
 6/00            $10,828                                  $10,653
 9/00             $8,827                                   $8,936
12/00             $7,175                                   $7,786
 3/02             $6,834                                   $7,475
 6/02             $6,593                                   $7,245
 9/02             $5,024                                   $5,735
12/02             $6,618                                   $7,460
 3/02             $7,465                                   $8,322
 6/02             $6,959                                   $7,774


THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX OVER TIME.

THIS IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS PERFORMANCE DOES NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE PERFORMANCE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
+ BLOOMBERG

                            PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2002)

1.   SAMSUNG ELECTRONICS                                                   9.0%

     Manufactures consumer and industrial electronic equipment.

2.   HUTCHISON WHAMPOA                                                     3.7%

     Holds diversified worldwide interests in shipping, food processing, real estate, and telecommunications.

3.   TAIWAN SEMICONDUCTOR                                                  3.2%

     Designs and manufactures integrated circuits.

4.   SUN HUNG KAI PROPERTIES                                               2.9%

     Develops real estate in Hong Kong and China.

5.   SK TELECOM                                                            2.9%

     Provides wireless telecommunications services in Korea.

6.   CHINA MOBILE                                                          2.7%

     Provides cellular telecommunications services in China.

7.   HYUNDAI MOTOR                                                         2.6%

     Manufactures and sells automobiles worldwide.

8.   CHEUNG KONG HOLDINGS                                                  2.3%

     Holds diversified interests in China including real estate, telecommunications, and oil.

9.   POHANG IRON & STEEL                                                   2.3%
     Manufactures a variety of steel products in Korea.


10.  UNITED MICROELECTRONICS                                               1.9%

     Manufactures integrated circuits and other electronic products.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION
  IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM
  INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                   JUNE 30, 2002          JUNE 30, 2001
                   -------------          -------------
Korea                  29.8%                  18.4%
Hong Kong              25.7%                  35.2%
Taiwan                 16.6%                  16.0%
Singapore              10.7%                  12.7%
Malaysia                6.2%                   4.0%

* SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN ASIAN EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S EMERGING MARKETS TEAM. CURRENT MEMBERS1 OF THE TEAM INCLUDE ASHUTOSH SINHA, EXECUTIVE DIRECTOR. SINHA HAS MANAGED THE FUND SINCE 1998. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

(1)TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q    WHAT WAS THE MARKET ENVIRONMENT OF THE LAST 12 MONTHS?

A    Broadly speaking, the emerging equity markets got off to a slow start during the period. The markets were plagued by negative investor sentiment and a general lack of appetite for risk as the world's developed equity markets chalked up loss after loss. The Asian equity markets, not immune to these losses, slumped along with the other emerging markets. Their malaise only worsened in the weeks immediately following the terrorist attacks of September 11.

     The emerging markets broke out of this pattern when they hit bottom on September 21. The change was driven by a number of factors, chief among them the fact that the U.S. economy appeared to be showing signs of growth. Investors were also heartened by progress in Afghanistan, as well as the falling price of oil. All these factors appeared to bode well for an impending U.S. recovery, which in turn boosted prospects for the Asian markets. The markets then experienced a brief sell-off in June, with many investors taking profits on Asian technology stocks that had appreciated rapidly in the preceding months.

     The primary linkage between the Asian and U.S. economies remained exports, which account for the lion's share of Asian economic activity. The strength of the U.S. economy and its resulting demand for Asian manufactured goods and components was a key factor in the recovery of many of these markets after their crisis in 1997/1998. Since that time many of these countries have also developed strong domestic markets for their own goods. Much of that internal growth has been driven by rapidly developing consumer markets, which are chipping away at Asia's notoriously high savings rates.

     Against this backdrop, the Asian economies as a group were the best performers as a region among the emerging markets during the period. For the trailing 12 months, the Asian benchmark, the MSCI All Country Far East Free Ex-Japan Index, was up 9.52 percent, handily outperforming the broader emerging markets benchmark.

Q    HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A    For the 12-month period ended June 30, 2002, the fund returned 5.54 percent. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     As mentioned, the fund's benchmark index, the MSCI All Country Far East Free Ex-Japan Index returned 9.52 percent for the same period. THE MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX IS A BROAD-BASED, UNMANAGED INDEX COMPOSED OF COMMON STOCKS FROM INDONESIA, HONG KONG, THE PHILIPPINES, KOREA, TAIWAN AND THAILAND AND ASSUMES DIVIDENDS ARE REINVESTED. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q    WHAT WERE THE KEY DRIVERS OF THE FUND'S PERFORMANCE RELATIVE TO ITS
     BENCHMARK?

A    The fund's underperformance relative to its benchmark was largely the result of country selection. The portfolio entered the period with a slight overweighting toward China. We believed then (and still do) that the country had the potential to become a huge growth story in the coming years. We consider that China's accession to the World Trade Organization (WTO), as well as its continuing reforms toward becoming a market economy, have made that country an attractive place to invest. Unfortunately, the roster of stocks available for foreign investment remains rather limited and thus prone to being overwhelmed by issue-specific factors. That was the case during this period, and while we recognized the issue and trimmed the portfolio's exposure to China, it was still a factor in the fund's performance.

     We also implemented a strategic underweighting to Malaysia relative to the benchmark. We believe that this country's government is both inefficient and corrupt, both factors that have made us highly uncomfortable investing there. Despite our concerns, the country performed strongly, rising more than 30 percent over the period. Given the country's political risk, however, we were not comfortable investing there and continue to believe that it is in the fund's best interests to maintain an underweighting toward Malaysia.

Q    WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A    Our strategy for country selection was consistent over the period. While we believe the U.S. recovery will turn the corner at some point, the exact timing is anyone's guess. That uncertainty makes investing in the Asian markets especially challenging, because they are rather sensitive to U.S. economic activity. As a result, we attempted to position the portfolio to benefit from any uptick in the United States while avoiding countries that were reliant solely on exports for their well-being. This strategy led us to invest in countries with strong and growing domestic demand in addition to export strength. Our two largest country overweightings were in South Korea and Indonesia, both of which have enjoyed growing domestic markets. In turn, we underweighted countries that were less likely to participate in either an externally or internally driven recovery. We also kept a below-market weighting in Malaysia, for the reasons discussed.

     In keeping with our preference for countries with strong domestic markets, we focused our stock selection on companies we believed were most likely to benefit from growing internal demand for their products. We also began to accumulate overweighted positions in select cyclical stocks that we believed were well positioned to benefit from economic growth. Semiconductors are a case in point. Semiconductors, which are among Taiwan's and South Korea's leading exports, are most widely used in computer manufacturing. Order growth is primarily driven by the activity of the large computer makers, who base their orders on expectations for the coming six to #nine months. As a result, we believe these stocks to be well positioned to gain from expectations for growth in the United States and elsewhere. We believed (and continue to believe) that U.S. growth is an inevitability, so we selectively overweighted stocks that should benefit strongly from that growth. Our picks included Taiwan Semiconductor and Samsung Electronics in South Korea.

Q    WHAT POSITIONS HELPED THE FUND'S PERFORMANCE?

A    Our stock selection within the South Korean market was particularly strong during the period. Three of the companies included were particularly effective at capturing that country's growth: Hyundai Mobis, an automobile parts company; Humax, which makes black boxes for digital television; and LG Electronics, an electronics manufacturer.

     KEEP IN MIND THAT NOT ALL SECURITIES IN THE FUND PERFORMED FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THE SECURITIES IN THE COUNTRIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 6.

Q    WHAT POSITIONS WERE DISAPPOINTMENTS?

A    We have been wary of most of the banks in Asia and have been loath to increase the fund's exposure there. The reform process that has been taking place in the Asian economies has not yet swept the banks, and most of the larger ones available for equity investment are still saddled with non-performing loans. In spite of these business troubles, many Asian banks performed strongly over the period, and as a result our strategy of underweighting them caused a slight drag on performance.

Q    WHAT IS YOUR OUTLOOK FOR THE ASIAN EQUITY MARKETS?

A    We are generally constructive on the Asian markets. Valuations are attractive, particularly after the June sell-off. On a technical basis, we believe the Asian markets are poised to experience an inflow of liquidity from investors, who have largely shunned the region in recent years.

     The key driver, in our opinion, remains the state of the U.S. economy. We are cautiously optimistic that a mild recovery is in the cards for the United States in the near future. Even without that recovery, however, we believe the domestic growth stories in many of these markets make them compelling places to invest.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the ccounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian countries are considered emerging markets.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RISK: Refers to an investment's vulnerability to fluctuations in value due to changing economic or market conditions. Such factors as credit quality, currency exchange rates, inflation rates or the direction of interest rates may increase an investment's price volatility. The level of risk incurred by a fund shareholder varies from fund to fund, depending primarily on the types of securities in which a fund invests.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
COMMON STOCKS 85.8%
HONG KONG  25.7%
Asia Satellite Telecommunications Holdings Ltd.             83,500       $  138,097
Cathay Pacific Airways Ltd.                                296,000          453,490
Cheung Kong Holdings Ltd.                                  195,000        1,625,010
China Eastern Airlines Corp., Ltd., Class H              1,227,000          206,074
China Merchants Holdings International Co., Ltd.           230,000          176,924
China Mobile Ltd. (a)                                      641,000        1,898,358
China Southern Airlines Co., Ltd., Class H                 446,000          181,546
Citic Pacific Ltd.                                          74,000          160,334
CLP Holdings Ltd.                                           62,500          248,399
CNOOC Ltd.                                                 211,000          282,688
Cosco Pacific Ltd.                                         340,000          270,258
Esprit Holdings Ltd.                                       375,000          718,755
Hang Seng Bank Ltd.                                         16,100          172,354
Henderson Land Development Co., Ltd.                       185,000          768,467
Huaneng Power International, Inc., Class H                 496,000          406,977
Hutchison Whampoa Ltd.                                     341,930        2,553,532
Johnson Electric Holdings Ltd.                             615,800          730,280
Legend Holdings Ltd.                                       410,000          149,809
Li & Fung Ltd.                                             280,000          376,926
Moulin International Holding Ltd.                          648,000           58,154
New World Development Co., Ltd.                            262,000          208,258
Pacific Century CyberWorks Ltd. (a)                        795,000          187,540
People's Food Holdings Ltd.                                483,000          344,327
PetroChina Co., Ltd., Class H                            1,180,000          251,130
QPL International Holdings Ltd. (a)                        520,000          191,668
Shandong International Power Development Co.,
    Ltd., Class H                                          844,000          227,232
Shanghai Industrial Holdings Ltd.                          103,000          198,738
Sinopec Shanghai Petrochemical Co., Ltd. (a)             1,671,000          248,509
SmarTone Telecommunications Holdings Ltd. (a)              240,900          271,786
Sun Hung Kai Properties Ltd.                               266,000        2,020,590
Swire Pacific Ltd., Class A                                 43,000          219,963
Techtronic Industries Co., Ltd.                            223,000          190,123
Television Broadcasts Ltd.                                  46,000          195,796
Texwinca Holdings Ltd.                                     336,000          288,617
TPV Technology Ltd.                                        392,000          141,975
Travelsky Technology Ltd., Class H                         169,000          115,917
Wharf Holdings Ltd.                                        242,000          570,875

                                       12     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
HONG KONG (CONTINUED)
Xinao Gas Holdings Ltd. (a)                                531,000      $   194,021
Yanzhou Coal Mining Co., Ltd., Class H                     572,000          210,835
                                                                        -----------
                                                                         17,854,332
                                                                        -----------
INDIA  0.0%
Hero Honda Motors Ltd.                                         500            3,156
                                                                        -----------
INDONESIA  3.1%
PT Astra International Tbk (a)                           1,589,000          775,077
PT Bank Central Asia Tbk                                 1,011,000          301,687
PT Bentoel International Investama Tbk (a)               5,021,000          158,473
PT Hanjaya Mandala Sampoerna Tbk                           753,000          354,333
PT Telekomunikasi Tbk                                    1,379,000          593,510
                                                                        -----------
                                                                          2,183,080
                                                                        -----------
KOREA  21.6%
CJ39 Shopping Corp.                                          6,557          449,125
Good Morning Securities Co., Ltd. (a)                       29,410          140,816
Hana Bank                                                   13,722          196,192
Humax Co., Ltd.                                              8,266          180,368
Hyundai Development Co. (a)                                 73,310          467,405
Hyundai Marine & Fire, Ins. Co.                             11,810          351,453
Hyundai Mobis                                               45,760          966,171
Hyundai Motor Co., Ltd.                                     48,740        1,464,631
Kookmin Bank                                                24,895        1,208,535
LG Chemical Ltd.                                            19,390          701,135
LG Electronics, Inc. (a)                                    21,570          860,648
LG Household & Health Care Ltd.                              7,920          237,995
Pohang Iron & Steel Co., Ltd.                               14,240        1,580,249
Samsung Electro-Mechanics Co.                               14,171          686,758
Samsung Electronics Co.                                      6,580          891,554
Samsung Securities Co., Ltd. (a)                            13,080          374,025
Seoul Securities Co., Ltd.                                  57,770          220,899
Shinhan Financial Group Co., Ltd.                           68,150          963,051
Shinsegae Co., Ltd.                                          2,720          461,247
SK Telecom Co., Ltd.                                         8,890        1,991,567
Tong Yang Confectionery Corp.                               12,010          527,122
Yuhan Corp.                                                  2,348          106,372
                                                                        -----------
                                                                         15,027,318
                                                                        -----------
MALAYSIA  6.2%
AMMB Holdings Bhd.                                         150,000          211,184
British American Tobacco Bhd.                               17,000          158,816
Gamuda Bhd.                                                292,000          480,263
Magnum Corp., Bhd.                                         469,000          330,768
Malayan Banking Bhd.                                       362,600          839,705


SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS

JUNE 30, 2002

                                                                          MARKET
DESCRIPTION                                                SHARES         VALUE
MALAYSIA (CONTINUED)
Malaysian Pacific Industries Bhd.                           60,000       $  238,421
Maxis Communications Bhd. (a,b)                             24,000           30,632
Perusahaan Otomobil Kedua Nasional Sdn.                     74,000          185,974
Public Bank Bhd.                                           527,000          452,110
Resorts World Bhd.                                         137,000          382,158
S P Setia Bhd.                                             166,000          152,895
Tan Chong Motor Holdings, Bhd.                             189,000           67,642
Tanjong Public Co., Ltd.                                    60,000          161,053
Technology Resources Industries Bhd. (a)                   714,000          473,495
Telekom Malaysia Bhd.                                       28,000           58,579
UMW Holdings, Bhd.                                          51,000          104,684
                                                                         ----------
                                                                          4,328,379
                                                                         ----------
SINGAPORE  10.7%
CapitaLand Ltd.                                            828,000          716,761
Chartered Semiconductor Manufacturing Ltd. (a)             197,000          401,256
City Developments Ltd.                                      59,000          190,274
DBS Group Holdings Ltd.                                    110,661          776,371
Keppel Corp., Ltd.                                         124,000          289,049
Neptune Orient Lines Ltd. (a)                              435,000          251,040
Oversea-Chinese Banking Corp., Ltd.                         90,150          596,767
Sembcorp Logistics Ltd.                                    209,600          262,082
SIA Engineering Co., Ltd.                                  286,000          386,738
Singapore Airlines Ltd.                                    114,000          832,046
Singapore Press Holdings Ltd.                               42,200          475,136
Singapore Technology Engineering Ltd.                      335,000          365,809
ST Assembly Test Services Ltd. (a)                          93,000          117,865
United Overseas Bank Ltd.                                  147,156        1,057,388
Venture Manufacturing Ltd.                                  90,800          724,366
                                                                         ----------
                                                                          7,442,948
                                                                         ----------
TAIWAN  16.6%
Accton Technology Corp. (a)                                405,000          697,022
Advanced Semiconductor Engineering, Inc. (a)               165,000          109,638
ASE Test Ltd. (a)                                           19,300          187,210
Asustek Computer, Inc.                                     262,173          788,638
Benq Corp.                                                 185,920          300,499
China Steel Corp.                                          333,910          171,902
Chinatrust Financial Holding Co. (a)                     1,309,285        1,156,058
Compal Electronics, Inc.                                   157,000          150,844
Eva Airways Corp.                                          632,000          257,264
Formosa Chemicals & Fibre Corp.                            281,800          256,412
Fubon Financial Holding Co., Ltd.                          628,251          628,063
Largan Precision Co., Ltd. (a)                              23,000          163,155
Novatek Microelectronics Corp., Ltd. (a)                   106,000          285,543


                                       14     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
TAIWAN (CONTINUED)
Orient Semiconductor Electronics Ltd. (a)                  544,000      $   168,524
Phoenixtec Power Co., Ltd.                                 237,000          183,727
President Chain Store Corp.                                 85,088          159,174
Quanta Computer, Inc.                                      119,750          336,920
Siliconware Precision Industries Co. (a)                   456,752          319,904
Sinopac Holdings Co. (a)                                   881,732          385,312
Taipei Bank                                                385,000          307,677
Taishin Fiancial Holdings Co., Ltd. (a)                  1,073,000          578,091
Taiwan Cellular Corp. (a)                                  106,825          136,529
Taiwan Cement Corp. (a)                                    621,000          204,460
Taiwan Semiconductor Manufacturing Co., Ltd. (a)         1,086,413        2,211,197
United MicroElectronics Corp. (a)                        1,084,977        1,302,232
Yageo Corp.                                                266,000          117,833
                                                                        -----------
                                                                         11,563,828
                                                                        -----------
THAILAND  1.9%
Adavanced Info Service Public Co., Ltd.                    261,900          252,282
BEC World Public Co., Ltd.                                  36,400          210,379
PTT Exploration & Production Public Co., Ltd.               67,300          194,485
Siam Cement Public Co., Ltd.                                15,800          361,469
Siam City Cement Public Co., Ltd.                           53,233          287,157
                                                                        -----------
                                                                          1,305,772
                                                                        -----------
TOTAL COMMON STOCKS  85.8%
    (Cost $49,193,159)                                                   59,708,813
                                                                        -----------
PREFERRED STOCKS  8.2%
KOREA  8.2%
Hyundai Motor Co., Ltd.                                     28,780          315,791
Samsung Electronics Co.                                     19,646        5,372,846
                                                                        -----------
    (Cost $2,936,377)                                                     5,688,637
                                                                        -----------
TOTAL LONG-TERM INVESTMENTS  94.0%
    (Cost $52,129,536)                                                   65,397,450
                                                                        -----------
REPURCHASE AGREEMENT  2.8%
J.P. Morgan Securities Inc. ($1,977,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    06/28/02, to be sold on 07/01/02 at $1,977,288 )
    (Cost $1,977,000)                                                     1,977,000
                                                                        -----------
TOTAL INVESTMENTS  96.8%
    (Cost $54,106,536)                                                   67,374,450


SEE NOTES TO FINANCIAL STATEMENTS      15

YOUR FUND'S INVESTMENTS

JUNE 30, 2002

                                                                          MARKET
DESCRIPTION                                                               VALUE
FOREIGN CURRENCY 1.2%
     (Cost $829,965)                                                    $   832,755

OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%                               1,367,394
                                                                        -----------
NET ASSETS  100%                                                        $69,574,599
                                                                        ===========


(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b)  SECURITY VALUED AT FAIR VALUE - SEE NOTE 1-A TO FINANCIAL STATEMENTS.

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+


                                       MARKET         PERCENT OF
INDUSTRY                               VALUE          NET ASSETS
Financials                          $17,679,881          25.4%
Information Technology               16,171,594          23.2
Consumer Discretionary                9,222,378          13.3
Industrials                           8,417,551          12.1
Telecommunication Services            6,032,375           8.7
Materials                             4,022,128           5.8
Consumer Staples                      1,940,239           2.8
Utilities                             1,076,629           1.5
Energy                                  728,303           1.0
Health Care                             106,372           0.2
                                    -----------          -----
                                    $65,397,450          94.0%
                                    ===========          =====


+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


                                       16     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2002

ASSETS:
Total Investments (Cost $54,106,536)                                  $  67,374,450
Foreign Currency (Cost $829,965)                                            832,755
Cash                                                                            450
Receivables:
  Fund Shares Sold                                                        2,044,364
  Investments Sold                                                        1,308,078
  Dividends                                                                  72,372
  Interest                                                                      288
Other                                                                        33,728
                                                                      -------------
    Total Assets                                                         71,666,485
                                                                      -------------
LIABILITIES:
Payables:
  Investments Purchased                                                   1,603,655
  Fund Shares Repurchased                                                   149,285
  Distributor and Affiliates                                                 78,304
  Investment Advisory Fee                                                    78,064
  Administrative Fee                                                         14,849
  Deferred Country Tax                                                        2,393
  Directors' Fee                                                              1,556
Accrued Expenses                                                            122,709
Directors' Deferred Compensation and Retirement Plans                        41,071
                                                                      -------------
    Total Liabilities                                                     2,091,886
                                                                      -------------
NET ASSETS                                                            $  69,574,599
                                                                      =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000
  shares authorized)                                                  $ 171,403,908
Net Unrealized Appreciation on Investments and
  Foreign Currency Translations*                                         13,269,144
Accumulated Net Investment Loss                                            (142,707)
Accumulated Net Realized Loss                                          (114,955,746)
                                                                      -------------
NET ASSETS                                                            $  69,574,599
                                                                      =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $36,293,980 and 4,331,852 shares of beneficial interest
    issued and outstanding)                                                  $ 8.38
    Maximum sales charge (5.75%** of offering price)                           0.51
                                                                      -------------
    Maximum offering price to public                                         $ 8.89
                                                                      =============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $18,710,604 and 2,364,111 shares of beneficial interest issued
    and outstanding)                                                         $ 7.91
                                                                      =============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $14,570,015 and 1,847,326 shares of beneficial interest issued and
    outstanding)                                                             $ 7.89
                                                                      =============

*    NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $2,393

**   ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.


SEE NOTES TO FINANCIAL STATEMENTS      17

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $132,125)               $ 1,284,683
Interest                                                                    50,188
                                                                       -----------
    Total Income                                                         1,334,871
                                                                       -----------
EXPENSES:
Investment Advisory Fee                                                    712,525
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $91,423, $192,104 and $154,726, respectively)                         438,253
Custody                                                                    307,153
Administrative Fee                                                         181,177
Shareholder Services                                                        73,260
Country Tax Expense                                                         47,689
Legal                                                                       16,659
Directors' Fees and Related Expenses                                        13,624
Other                                                                      168,790
                                                                       -----------
  Total Expenses                                                         1,959,130
  Investment Advisory Fee Reduction                                       (251,662)
                                                                       -----------
  Net Expenses                                                           1,707,468
                                                                       -----------
NET INVESTMENT LOSS                                                    $  (372,597)
                                                                       ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                          $(1,975,036)
  Foreign Currency Transactions                                           (174,298)
                                                                       -----------
Net Realized Loss                                                       (2,149,334)
                                                                       -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                5,462,622
  End of the Period:
    Investments                                                         13,267,914
    Foreign Currency Translations                                            1,230
                                                                       -----------
                                                                        13,269,144
                                                                       -----------
Net Unrealized Appreciation During the Period                            7,806,522
                                                                       -----------
NET REALIZED AND UNREALIZED GAIN                                       $ 5,657,188
                                                                       ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS                             $ 5,284,591
                                                                       ===========


                                       18     SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                          YEAR ENDED          YEAR ENDED
                                                         JUNE 30, 2002      JUNE 30, 2001
                                                        ---------------    ---------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                      $  (372,597)      $  (1,000,630)
Net Realized Loss                                         (2,149,334)        (32,458,194)
Net Unrealized Appreciation/Depreciation During the
   Period                                                  7,806,522         (19,597,169)
                                                       -------------       -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES        5,284,591         (53,055,993)
                                                       -------------       -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                246,142,484         284,140,264
Cost of Shares Repurchased                              (269,325,394)       (304,625,622)
                                                       -------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS       (23,182,910)        (20,485,358)
                                                       -------------       -------------
TOTAL DECREASE IN NET ASSETS                             (17,898,319)        (73,541,351)
NET ASSETS:
Beginning of the Period                                   87,472,918         161,014,269
                                                       -------------       -------------
End of the Period (Including accumulated net investment
   loss of $(142,707) and $(359,168), respectively)    $  69,574,599        $ 87,472,918
                                                       =============       =============

SEE NOTES TO FINANCIAL STATEMENTS      19

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                       YEAR ENDED JUNE 30,
                                      -----------------------------------------------
                                      2002(a)    2001(a)   2000(a)   1999(a)  1998(a)
                                      -----------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $ 7.92     $13.06    $11.48    $ 6.53   $16.62
                                      ------     ------    ------    ------   ------
  Net Investment Income/Loss           (0.01)     (0.05)    (0.08)     0.02    (0.04)
  Net Realized and Unrealized
    Gain/Loss                           0.47      (5.09)     1.66      4.93   (10.03)
                                      ------     ------    ------    ------   ------
Total From Investment Operations        0.46     (5.14)     1.58     4.95    (10.07)
                                      ------     ------    ------    ------   ------
Less Distributions from
  Net Realized Gain                    -0-        -0-       -0-       -0-      (0.02)
                                      ------     ------    ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD                              $ 8.38     $ 7.92    $13.06    $11.48   $ 6.53
                                      ======     ======    ======    ======   ======
Total Return* (b)                       5.54%    -39.11%    13.49%    75.69%  -60.57%
Net Assets at End of the Period
  (In millions)                      $ 36.3     $ 48.6    $ 76.3    $ 88.8   $ 47.1
Ratio of Expenses to Average
  Net Assets*                           2.03%      2.02%     1.92%     1.95%    1.90%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                          (0.13)%    (0.50)%   (0.66)%    0.28%   (0.39)%
Portfolio Turnover                       128%       125%      108%      138%     130%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                            2.38%      2.13%     2.02%     2.03%    2.21%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                           (0.48)%    (0.61)%   (0.76)%    0.20%   (0.53)%
Ratio of Expenses to Average Net
  Assets Excluding Country Tax
  Expense and Interest Expense          1.90%      1.90%     1.90%     1.90%    1.90%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


                                       20     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                       YEAR ENDED JUNE 30,
                                      -----------------------------------------------
                                      2002(a)    2001(a)   2000(a)   1999(a)  1998(a)
                                      -----------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $ 7.52     $12.43    $11.01    $ 6.31   $16.17
                                      ------     ------    ------    ------   ------
  Net Investment Loss                  (0.07)     (0.12)    (0.17)    (0.03)   (0.10)
  Net Realized and Unrealized
    Gain/Loss                           0.46      (4.79)     1.59      4.73    (9.74)
                                      ------     ------    ------    ------   ------
Total From Investment Operations        0.39      (4.91)     1.42      4.70    (9.84)
                                      ------     ------    ------    ------   ------
Less Distributions from
  Net Realized Gain                    -0-        -0-       -0-       -0-      (0.02)
                                      ------     ------    ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD                              $ 7.91     $ 7.52    $12.43    $11.01   $ 6.31
                                      ======     ======    ======    ======   ======
Total Return* (b)                       5.19%    -39.45%    12.81%    74.48%  -60.89%
Net Assets at End of the Period
  (In millions)                       $ 18.7     $ 21.6    $ 45.8    $ 42.9   $ 26.1
Ratio of Expenses to Average
  Net Assets*                           2.77%      2.77%     2.67%     2.70%    2.65%
Ratio of Net Investment Loss to
  Average Net Assets*                  (0.94)%    (1.30)%   (1.42)%   (0.44)%  (1.01)%
Portfolio Turnover                       128%       125%      108%      138%     130%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                            3.13%      2.92%     2.77%     2.78%    2.96%
Ratio of Net Investment Loss to
  Average Net Assets                   (1.30)%    (1.45)%   (1.52)%   (0.52)%  (1.15)%
Ratio of Expenses to Average Net
  Assets Excluding Country Tax
  Expense and Interest Expense          2.65%      2.65%     2.65%     2.65%    2.65%

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


SEE NOTES TO FINANCIAL STATEMENTS      21

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                      YEAR ENDED JUNE 30,
                                      -----------------------------------------------
                                    2002(a)   2001(a)   2000(a)   1999(a)  1998(a)
                                      -----------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $ 7.50     $12.39    $10.97    $ 6.29   $16.14
                                      ------     ------    ------    ------   ------
  Net Investment Loss                  (0.07)     (0.12)    (0.17)    (0.04)   (0.12)
  Net Realized and Unrealized
    Gain/Loss                           0.46      (4.77)     1.59      4.72    (9.71)
                                      ------     ------    ------    ------   ------
Total From Investment Operations        0.39      (4.89)     1.42      4.68    (9.83)
                                      ------     ------    ------    ------   ------
Less Distributions from
  Net Realized Gain                    -0-        -0-       -0-       -0-      (0.02)
                                      ------     ------    ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD                              $ 7.89     $ 7.50    $12.39    $10.97   $ 6.29
                                      ======     ======    ======    ======   ======
Total Return* (b)                       5.20%    -39.37%    12.76%    74.13%  -60.88%
Net Assets at End of the Period
  (In millions)                       $ 14.6     $ 17.3    $ 38.9    $ 40.7   $ 28.8
Ratio of Expenses to Average
  Net Assets*                           2.77%      2.77%     2.67%     2.70%    2.65%
Ratio of Net Investment Loss to
  Average Net Assets*                  (0.94)%    (1.31)%   (1.43)%   (0.48)%  (1.17)%
Portfolio Turnover                       128%       125%      108%      138%     130%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                            3.13%      2.92%     2.77%     2.78%    2.96%
Ratio of Net Investment Loss to
  Average Net Assets                   (1.30)%    (1.46)%   (1.53)%   (0.56)%  (1.31)%
Ratio of Expenses to Average Net
  Assets Excluding Country Tax
  Expense and Interest Expense          2.65%      2.65%     2.65%     2.65%    2.65%

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


                                       22     SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

1.       SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Asian Equity Fund (formerly Van Kampen Asian Growth Fund) (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The Fund commenced operations on June 23, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. The Fund's name was modified to better reflect its strategy effective August 28, 2001.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $110,947,713, which will expire between June 30, 2006 and June 30, 2010.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

      Cost of investments for tax purposes                 $ 57,831,464
                                                           ============
      Gross tax unrealized appreciaion                     $ 12,212,215
                                                           ------------
      Gross tax unrealized depreciation                      (2,669,229)
                                                           ------------
      Net tax unrealized appreciation on investments       $  9,542,986
                                                           ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to a current year net operating loss totaling $763,356 was reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to net realized losses on foreign currency transactions totaling $174,298 has been reclassified from accumulated net realized loss to accumulated net investment loss.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

   AVERAGE DAILY NET ASSETS                                          % PER ANNUM
   First $500 million                                                    1.00%
   Next $500 million                                                     0.95%
   Over $1 billion                                                       0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Adviser voluntarily waived $251,662 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $1,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

ended June 30, 2002, the Fund recognized expenses of approximately $14,700, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $73,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $27,820 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $88,666.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

3.   CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $72,683,571, $47,662,881 and $51,057,456 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                      SHARES            VALUE
   Sales:
     Class A                                         31,776,794    $ 236,619,844
     Class B                                            170,904        1,327,815
     Class C                                          1,120,918        8,194,825
                                                    -----------    -------------
   Total Sales                                       33,068,616    $ 246,142,484
                                                    ===========    =============
   Repurchases:
     Class A                                        (33,583,855)   $(252,691,321)
     Class B                                           (673,012)      (4,970,699)
     Class C                                         (1,576,717)     (11,663,374)
                                                    -----------    -------------
   Total Repurchases                                (35,833,584)   $(269,325,394)
                                                    ===========    =============

     At June 30, 2001, capital aggregated $89,146,408, $51,512,176 and
$54,691,590 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                      SHARES            VALUE
   Sales:
     Class A                                         30,579,510    $ 263,858,220
     Class B                                            385,568        3,436,083
     Class C                                          2,006,847       16,845,961
                                                    -----------    -------------
   Total Sales                                       32,971,925    $ 284,140,264
                                                    ===========    =============

   Repurchases:
     Class A                                        (30,280,075)   $(268,209,906)
     Class B                                         (1,206,665)     (11,232,737)
     Class C                                         (2,845,965)     (25,182,979)
                                                    -----------    -------------
   Total Repurchases                                (34,332,705)   $(304,625,622)
                                                    ===========    =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                     CONTINGENT DEFERRED SALES CHARGE
                                                         AS A PERCENTAGE OF DOLLAR
                                                         AMOUNT SUBJECT TO CHARGE
                                                     --------------------------------
YEAR OF REDEMPTION                                          CLASS B       CLASS C
First                                                         5.00%        1.00%
Second                                                        4.00%        None
Third                                                         3.00%        None
Fourth                                                        2.50%        None
Fifth                                                         1.50%        None
Thereafter                                                    None         None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $4,000 and CDSC on redeemed shares of Classes B and C of approximately $87,500. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS
For the year ended June 30, 2002, the Fund made purchases of $88,181,004 and sales of $106,774,803 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $170,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately
$24,200.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Asian Equity Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Asian Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Asian Equity Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at            [ILLUSTRATION OF COMPUTER]
   vankampen.com --
   to view a prospectus, select
   DOWNLOAD PROSPECTUS

-  call us at (800) 847-2424        [ILLUSTRATION OF PHONE]
   Telecommunications
   Device for the Deaf (TDD)
   users, call (800) 421-2833.

-  e-mail us by visiting            [ILLUSTRATION OF ENVELOPES]
   vankampen.com and
   selecting CONTACT US


  * Closed to new investors
 ** Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN ASIAN EQUITY FUND

BOARD OF DIRECTORS
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601



For federal income tax purposes, the following is furnished with respect to potential distributions to be paid by the Fund during the remainder of calendar year 2002. During the taxable year ended June 30, 2002, the Fund did not pay distributions. Provided the Fund makes a distribution in December 2002, the Fund intends to pass through foreign tax credits of $131,859 and has derived gross income from sources within foreign countries amounting to $1,416,808.**

 * "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

** THIS INFORMATION IS UNAUDITED.

DIRECTOR AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.


Independent Directors:

                                                                                        NUMBER OF
                                             TERM OF                                    FUNDS IN
                                           OFFICE AND                                     FUND
                               POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS           HELD WITH     TIME      PRINCIPAL OCCUPATION(S)         OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR           FUND       SERVED     DURING PAST 5 YEARS            BY DIRECTOR   HELD BY DIRECTOR
J. Miles Branagan (70)          Director   Director     Private investor.                  57
1632 Morning Mountain Road                 since 1997   Trustee/Director of funds
Raleigh, NC 27614                                       in the Fund Complex.
                                                        Co-founder, and prior to
                                                        August 1996, Chairman,
                                                        Chief Executive Officer and
                                                        President, MDT Corporation
                                                        (now known as
                                                        Getinge/Castle, Inc., a
                                                        subsidiary of Getinge
                                                        Industrier AB), a company
                                                        which develops,
                                                        manufactures, markets and
                                                        services medical and
                                                        scientific equipment.

                                                                                        NUMBER OF
                                             TERM OF                                    FUNDS IN
                                           OFFICE AND                                     FUND
                            POSITION(S)     LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS        HELD WITH        TIME        PRINCIPAL OCCUPATION(S)       OVERSEEN       OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND          SERVED         DURING PAST 5 YEARS        BY DIRECTOR       HELD BY DIRECTOR
Jerry D. Choate (63)      Director         Director     Trustee/Director of funds          57        Director of Amgen Inc.,
53 Monarch Bay Drive                       since 1999   in the Fund Complex. Prior                   a biotechnological
Dana Point, CA 92629                                    to January 1999, Chairman                    company, and Director
                                                        and Chief Executive Officer                  of Valero
                                                        of the Allstate                              Energy Corporation, an
                                                        Corporation ("Allstate")                     independent refining
                                                        and Allstate Insurance                       company.
                                                        Company. Prior to
                                                        January 1995, President and
                                                        Chief Executive Officer of
                                                        Allstate. Prior to
                                                        August 1994, various
                                                        management positions at
                                                        Allstate.

Linda Hutton Heagy (54)   Director         Director     Regional Managing Partner          57
Sears Tower                                since 1997   of Heidrick & Struggles,
233 South Wacker Drive                                  an executive search firm.
Suite 7000                                              Trustee/ Director of funds
Chicago, IL 60606                                       in the Fund Complex.
                                                        Trustee on the University
                                                        of Chicago Hospitals Board,
                                                        Vice Chair of the Board of
                                                        the YMCA of Metropolitan
                                                        Chicago and a member of the
                                                        Women's Board of the
                                                        University of Chicago.
                                                        Prior to 1997, Partner,
                                                        Ray & Berndtson, Inc., an
                                                        executive recruiting firm.
                                                        Prior to 1996, Trustee of
                                                        The International House
                                                        Board, a fellowship and
                                                        housing organization for
                                                        international graduate
                                                        students. Formerly,
                                                        Executive Vice President of
                                                        ABN AMRO, N.A., a Dutch
                                                        bank holding company. Prior
                                                        to 1992, Executive Vice
                                                        President of La Salle
                                                        National Bank.

                                                                                        NUMBER OF
                                             TERM OF                                    FUNDS IN
                                           OFFICE AND                                     FUND
                            POSITION(S)     LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS        HELD WITH        TIME        PRINCIPAL OCCUPATION(S)       OVERSEEN       OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND          SERVED         DURING PAST 5 YEARS        BY DIRECTOR       HELD BY DIRECTOR
R. Craig Kennedy (50)     Director         Director     Director and President,            57
1744 R Street, N.W.                        since 1997   German Marshall Fund of the
Washington, D.C. 20009                                  United States, an
                                                        independent U.S. foundation
                                                        created to deepen
                                                        understanding, promote
                                                        collaboration and stimulate
                                                        exchanges of practical
                                                        experience between
                                                        Americans and Europeans.
                                                        Trustee/Director of funds
                                                        in the Fund Complex.
                                                        Formerly, advisor to the
                                                        Dennis Trading Group Inc.,
                                                        a managed futures and
                                                        option company that invests
                                                        money for individuals and
                                                        institutions. Prior to
                                                        1992, President and Chief
                                                        Executive Officer, Director
                                                        and member of the
                                                        Investment Committee of the
                                                        Joyce Foundation, a private
                                                        foundation.

Jack E. Nelson (66)       Director         Director     President, Nelson                  57
423 Country Club Drive                     since 1997   Investment Planning
Winter Park, FL 32789                                   Services, Inc., a financial
                                                        planning company and
                                                        registered investment
                                                        adviser in the State of
                                                        Florida.  President, Nelson
                                                        Ivest Brokerage Services
                                                        Inc., a member of the
                                                        National Association of
                                                        Securities Dealers, Inc.
                                                        and Securities Investors
                                                        Protection Corp.
                                                        Trustee/Director of funds
                                                        in the Fund Complex.

                                                                                        NUMBER OF
                                             TERM OF                                    FUNDS IN
                                           OFFICE AND                                     FUND
                              POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME        PRINCIPAL OCCUPATION(S)       OVERSEEN       OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND        SERVED         DURING PAST 5 YEARS        BY DIRECTOR       HELD BY DIRECTOR
Suzanne H. Woolsey (60)       Director     Director     Chief Communications              57         Director of Neurogen
2101 Constitution Ave., N.W.               since 1999   Officer of the National                      Corporation, a
Room 285                                                Academy of                                   pharmaceutical company,
Washington, D.C. 20418                                  Sciences/National Research                   since January 1998.
                                                        Council, an independent,
                                                        federally chartered policy
                                                        institution, since 2001 and
                                                        previously Chief Operating
                                                        Officer from 1993-2001.
                                                        Trustee/Director of funds
                                                        in the Fund Complex.
                                                        Director of the Institute
                                                        for Defense Analyses, a
                                                        federally funded research
                                                        and development  center,
                                                        Director of the German
                                                        Marshall Fund of the United
                                                        States, Trustee of Colorado
                                                        College and Vice Chair of
                                                        the Board of the Council
                                                        for Excellence in
                                                        Government. Prior to 1993,
                                                        Executive Director of the
                                                        Commission on Behavioral
                                                        and Social Sciences and
                                                        Education at the National
                                                        Academy of
                                                        Sciences/National Research
                                                        Council. From 1980 through
                                                        1989, Partner of Coopers &
                                                        Lybrand.

INTERESTED DIRECTORS:*

                                                                                        NUMBER OF
                                             TERM OF                                    FUNDS IN
                                           OFFICE AND                                     FUND
                              POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME        PRINCIPAL OCCUPATION(S)       OVERSEEN       OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR           FUND        SERVED         DURING PAST 5 YEARS        BY DIRECTOR       HELD BY DIRECTOR
Mitchell M. Merin* (49)       Director     Director     President and Chief                57
1221 Avenue of the Americas                since 1999   Operating Officer of Morgan
New York, NY 10020                                      Stanley Investment
                                                        Management since
                                                        December 1998. President
                                                        and Director since
                                                        April 1997 and Chief
                                                        Executive Officer since
                                                        June 1998 of Morgan Stanley
                                                        Investment  Advisors Inc.
                                                        and Morgan Stanley
                                                        Services  Company Inc.
                                                        Chairman, Chief Executive
                                                        Officer and Director of
                                                        Morgan Stanley
                                                        Distributors Inc. since
                                                        June 1998. Chairman and
                                                        Chief Executive Officer
                                                        since June 1998, and
                                                        Director since January 1998
                                                        of Morgan Stanley Trust.
                                                        Director of various Morgan
                                                        Stanley  subsidiaries.
                                                        President of the Morgan
                                                        Stanley  Funds since
                                                        May 1999. Trustee/Director
                                                        of  funds in the Fund
                                                        Complex. Previously Chief
                                                        Strategic Officer of Morgan
                                                        Stanley Investment Advisors
                                                        Inc. and Morgan Stanley
                                                        Services  Company Inc. and
                                                        Executive Vice President
                                                        of Morgan Stanley
                                                        Distributors Inc.
                                                        April 1997- June 1998, Vice
                                                        President of the Morgan
                                                        Stanley  Funds
                                                        May 1997-April 1999, and
                                                        Executive Vice  President
                                                        of Dean Witter, Discover &
                                                        Co. prior  to May 1997.

                                                                                        NUMBER OF
                                             TERM OF                                    FUNDS IN
                                           OFFICE AND                                     FUND
                              POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME        PRINCIPAL OCCUPATION(S)       OVERSEEN       OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR           FUND        SERVED         DURING PAST 5 YEARS        BY DIRECTOR       HELD BY DIRECTOR
Richard F. Powers, III*     Director       Director     Chairman, President, Chief         94
(56)                        and            since 1999   Executive Officer, Director
1 Parkview Plaza            President                   and Managing Director of
P.O. Box 5555                                           Van Kampen Investments.
Oakbrook Terrace, IL 60181                              Chairman, Director and
                                                        Chief Executive Officer of
                                                        the Advisers, the
                                                        Distributor and Van Kampen
                                                        Advisors Inc. since 1998.
                                                        Managing Director of the
                                                        Advisers, the Distributor
                                                        and Van Kampen Advisors
                                                        Inc. since July 2001.
                                                        Director and Officer of
                                                        certain other subsidiaries
                                                        of Van Kampen Investments.
                                                        Chief Sales and Marketing
                                                        Officer of Morgan Stanley
                                                        Asset Management Inc.
                                                        Trustee/Director and
                                                        President or Trustee,
                                                        President and Chairman of
                                                        the Board of funds in the
                                                        Fund Complex.  Prior to
                                                        May 1998, Executive Vice
                                                        President  and Director of
                                                        Marketing at Morgan
                                                        Stanley  and Director of
                                                        Dean Witter, Discover &
                                                        Co.  and Dean Witter
                                                        Realty. Prior to 1996,
                                                        Director  of Dean Witter
                                                        Reynolds Inc.

Wayne W. Whalen* (62)       Director       Director     Partner in the law firm of         94
333 West Wacker Drive                      since 1997   Skadden, Arps, Slate,
Chicago, IL 60606                                       Meagher & Flom (Illinois),
                                                        legal counsel to funds in
                                                        the Fund Complex. Trustee/
                                                        Director/Managing General
                                                        Partner of funds in the
                                                        Fund Complex.

* SUCH DIRECTOR IS AN "INTERESTED PERSON" (WITHIN THE MEANING OF SECTION 2(a)(19) OF THE 1940 ACT). MR. WHALEN IS AN INTERESTED PERSON OF CERTAIN FUNDS IN THE FUND COMPLEX BY REASON OF HIS FIRM CURRENTLY ACTING AS LEGAL COUNSEL TO SUCH FUNDS IN THE FUND COMPLEX. MESSRS. MERIN AND POWERS ARE INTERESTED PERSONS OF FUNDS IN THE FUND COMPLEX AND THE ADVISERS BY REASON OF THEIR POSITIONS WITH MORGAN STANLEY OR ITS AFFILIATES.

OFFICERS:

                                              TERM OF
                                            OFFICE AND
                            POSITION(S)      LENGTH OF
NAME, AGE AND                HELD WITH         TIME       PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER              FUND          SERVED      DURING PAST 5 YEARS
Stephen L. Boyd (61)       Vice President  Officer        Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                        since 1998     Investments, and Managing Director and President of the Advisers
45th Floor                                                and Van Kampen  Advisors Inc. Executive Vice President and Chief
Houston, TX 77056                                         Investment Officer of funds in the Fund Complex. Prior to
                                                          December 2000, Executive Vice President and Chief Investment
                                                          Officer of Van Kampen Investments, and President and Chief
                                                          Operating Officer of the Advisers. Prior to April 2000, Executive
                                                          Vice President and Chief Investment Officer for Equity Investments
                                                          of the Advisers. Prior to October 1998, Vice President and Senior
                                                          Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                          February 1998, Senior Vice President and Portfolio Manager of Van
                                                          Kampen American Capital Asset Management, Inc., Van Kampen
                                                          American Capital Investment Advisory Corp. and Van Kampen American
                                                          Capital Management, Inc.

Joseph J. McAlinden (59)   Chief           Officer        Managing Director and Chief Investment Officer of Morgan Stanley
1221 Avenue of the         Investment      since 2002     Investment Advisors Inc. and Director of Morgan Stanley Trust for
Americas                   Officer                        over 5 years.
New York, NY 10020

                                              TERM OF
                                            OFFICE AND
                            POSITION(S)      LENGTH OF
NAME, AGE AND                HELD WITH         TIME       PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER              FUND          SERVED      DURING PAST 5 YEARS
A. Thomas Smith III (45)   Vice President  Officer        Managing Director and Director of Van Kampen Investments, Director
1221 Avenue of the         and Secretary   since 1999     of the Advisers, Van Kampen Advisors Inc., the Distributor,
Americas                                                  Investor Services and certain other subsidiaries of Van Kampen
New York, NY 10020                                        Investments. Managing Director and General Counsel-Mutual Funds of
                                                          Morgan Stanley Investment Advisors, Inc. Vice President or
                                                          Principal Legal Officer and Secretary of funds in the Fund
                                                          Complex. Prior to July 2001, Managing Director, General Counsel,
                                                          Secretary and Director of Van Kampen Investments, the Advisers,
                                                          the Distributor, Investor Services, and certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice
                                                          President, General Counsel, Secretary and Director of Van Kampen
                                                          Investments, the Advisers, Van Kampen Advisors Inc., the
                                                          Distributor, Investor Services and certain other subsidiaries of
                                                          Van Kampen Investments. Prior to January 1999, Vice President and
                                                          Associate General Counsel to New York Life Insurance Company ("New
                                                          York Life"), and prior to March 1997, Associate General Counsel of
                                                          New York Life. Prior to December 1993, Assistant General Counsel
                                                          of The Dreyfus Corporation. Prior to August 1991, Senior
                                                          Associate, Willkie Farr & Gallagher. Prior to January 1989, Staff
                                                          Attorney at the Securities and Exchange Commission, Division of
                                                          Investment Management, Office of Chief Counsel.

John R. Reynoldson (49)    Vice President  Officer        Executive Director of the Advisers and Van Kampen Advisors Inc.
1 Parkview Plaza                           since 2000     Vice President of funds in the Fund Complex. Prior to July 2001,
Oakbrook Terrace, IL                                      Principal and Co-head of the Fixed Income Department of the
60181                                                     Advisers and Van Kampen Advisors Inc. Prior to December 2000,
                                                          Senior Vice President of the Advisers and Van Kampen Advisors Inc.
                                                          Prior to May 2000, he managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management.
                                                          Mr. Reynoldson has been with Asset Management since April 1987.

                                                  TERM OF
                                                OFFICE AND
                                  POSITION(S)    LENGTH OF
NAME, AGE AND                      HELD WITH       TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND         SERVED     DURING PAST 5 YEARS
John L. Sullivan (47)            Vice           Officer      Executive Director of Van Kampen Investments,
1 Parkview Plaza                 President,     since 1997   the Advisers and Van Kampen Advisors Inc. Vice
Oakbrook Terrace, IL 60181       Chief                       President, Chief Financial Officer and
                                 Financial                   Treasurer of funds in the Fund Complex. Head
                                 Officer                     of Fund Accounting for Morgan Stanley
                                 and Treasurer               Investment Management.

John H. Zimmermann, III (44)     Vice           Officer      Managing Director and Director of Van Kampen
Harborside Financial Center      President      since 2000   Investments, and Managing Director, President
Plaza 2 - 7th Floor                                          and Director of the Distributor. Vice
Jersey City, NJ 07311                                        President of funds in the Fund Complex. Prior
                                                             to December 2000, President of Van Kampen
                                                             Insurance Agency of Illinois Inc., and Senior
                                                             Vice President and Director of Van Kampen
                                                             Investments. From November 1992 to
                                                             December 1997, Mr. Zimmermann was Senior Vice
                                                             President of the Distributor.

VAN KAMPEN

PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING (800) 847-2424.

                                        Van Kampen Funds Inc.
                                        1 Parkview Plaza, P.O. Box 5555
                                        Oakbrook Terrace, IL 60181-5555
                                        www.vankampen.com

           [VAN KAMPEN INVESTMENTS GENERATIONS OF EXPERIENCE(SM) LOGO]

                    Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
                    452, 552, 652                             Member NASD/SIPC.
                    MSAG ANR 8/02                                6895H02-AP-802

VAN KAMPEN
EMERGING
MARKETS FUND

ANNUAL REPORT


JUNE 30, 2002


[FATHER DAUGHTER SAILBOAT]


PRIVACY NOTICE INFORMATION ON THE BACK.


[VAN KAMPEN INVESTMENTS LOGO]

                         TABLE OF CONTENTS

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS     1
                         ECONOMIC SNAPSHOT     2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS     4
       PERFORMANCE OF A $10,000 INVESTMENT     5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS     6
                        TOP FIVE COUNTRIES     6
          Q&A WITH YOUR PORTFOLIO MANAGERS     7
                         GLOSSARY OF TERMS    11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS    12
                      FINANCIAL STATEMENTS    20
             NOTES TO FINANCIAL STATEMENTS    26
            REPORT OF INDEPENDENT AUDITORS    34

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS    35
BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    36
          DIRECTOR AND OFFICER INFORMATION    37

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

          NOT FDIC INSURED.      MAY LOSE VALUE.    NO BANK GUARANTEE.

[SIDENOTE]
YOU HAVE A TIME-TESTED PARTNER IN VAN KAMPEN.

                                    OVERVIEW

LETTER TO SHAREHOLDERS
JULY 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 2000--MARCH 31, 2002)

[CHART]

Mar-00            4.8%
Jun-00            5.7%
Sep-00            1.3%
Dec-00            1.9%
Mar-01            1.3%
Jun-01            0.3%
Sep-01           -1.3%
Dec-01            1.7%
Mar-02            6.1%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 2000--JUNE 30, 2002)

[CHART]

                  INTEREST RATES     INFLATION
Jun-00            6.500              3.7
Jul-00            6.500              3.7
Aug-00            6.500              3.4
Sep-00            6.500              3.5
Oct-00            6.500              3.4
Nov-00            6.500              3.4
Dec-01            6.500              3.4
Jan-01            5.500              3.7
Feb-01            5.500              3.5
Mar-01            5.000              2.9
Apr-01            4.500              3.3
May-01            4.000              3.6
Jun-01            3.750              3.2
Jul-01            3.750              2.7
Aug-01            3.500              2.7
Sep-01            3.000              2.6
Oct-01            2.500              2.1
Nov-01            2.000              1.9
Dec-01            1.750              1.6
Jan-02            1.750              1.1
Feb-02            1.750              1.1
Mar-02            1.750              1.5
Apr-02            1.750              1.6
May-02            1.750              1.2
Jun-02            1.750              1.1

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2002)

                                                  A SHARES     B SHARES    C SHARES
One-year total return based on NAV(1)               3.03%        2.41%       2.53%

One-year total return(2)                           -2.85%       -2.59%       1.53%

Five-year average annual total return(2)           -7.93%       -7.73%      -7.42%

Life-of-Fund average annual total return(2)        -3.41%       -2.54%      -3.35%

Commencement date                                  7/6/94       8/1/95      7/6/94

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PERFORMANCE OF A $10,000 INVESTMENT
(JULY 6, 1994--JUNE 30, 2002)

[CHART]

                                             MSCI EMERGING MARKETS FREE INDEX
                                          is a capitalization weighted index of
                                          approximately 850 companies listed on
               EMERGING MARKETS FUND       the exchanges of 23 world markets.+
 7/94                 $9,247                              $10,000
 9/94                 $9,764                              $11,884
12/94                 $8,680                              $10,124
 3/95                 $7,494                               $8,833
 6/95                 $8,335                               $9,688
 9/95                 $8,672                               $9,586
12/95                 $8,063                               $9,420
 3/96                 $8,726                               $9,964
 6/96                 $9,515                              $10,297
 9/96                 $8,765                               $9,878
12/96                 $8,573                               $9,789
 3/97                 $9,463                              $10,576
 6/97                $10,802                              $11,388
 9/97                $10,794                              $10,318
12/97                 $8,405                               $8,477
 3/98                 $9,082                               $8,961
 6/98                 $7,096                               $6,793
 9/98                 $5,369                               $5,238
12/98                 $6,192                               $6,145
 3/99                 $6,940                               $6,880
 6/99                 $8,793                               $8,505
 9/99                 $8,277                               $8,037
12/99                $12,473                              $10,059
 3/00                $13,524                              $10,264
 6/00                $11,903                               $9,156
 9/00                 $9,729                               $7,934
12/00                 $7,706                               $6,860
 3/02                 $7,012                               $6,436
 6/02                 $7,359                               $6,636
 9/02                 $5,666                               $5,167
12/02                 $7,261                               $6,523
 3/02                 $8,241                               $7,223
 6/02                 $7,582                               $6,572

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE MSCI EMERGING MARKETS FREE INDEX OVER TIME.

THIS IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS PERFORMANCE DOES NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE PERFORMANCE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
+ BLOOMBERG

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2002)

1.   SAMSUNG ELECTRONICS                                                    7.4%

     Manufactures consumer and industrial electronic equipment.

2.   ANGLO AMERICAN                                                         3.6%

     Mines for gold, platinum, coal and other materials worldwide.

3.   TELEFONOS DE MEXICO (TELMEX)                                           2.5%

     Provides telecommunications services to residents of Mexico.

4.   TAIWAN SEMICONDUCTOR MANUFACTURING                                     2.4%

     Designs and manufactures integrated circuits.

5.   SK TELECOM                                                             2.3%

     Provides wireless telecommunications services in Korea.

6.   CHINA MOBILE                                                           2.2%

     Provides cellular telecommunications services in China.

7.   POHANG IRON & STEEL                                                    1.8%

     Manufactures a variety of steel products in Korea.

8.   LUKOIL                                                                 1.7%

     Russia's leading vertically-integrated oil company.

9.   HYUNDAI MOTOR                                                          1.7%

     Manufactures and sells automobiles worldwide.

10.  TEVA PHARMACEUTICAL INDUSTRIES                                         1.6%

     Develops, manufactures and markets pharmaceutical products worldwide.

+ SUBJECT TO CHANGE DAILY. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                            JUNE 30, 2002            JUNE 30, 2001
Korea                           23.6%                    13.7%
Taiwan                          12.3%                    10.2%
South Africa                    10.7%                    10.0%
Mexico                           9.1%                    12.3%
Brazil                           7.0%                    10.5%

* SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EMERGING MARKETS FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S EMERGING MARKETS TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE NARAYAN RAMACHANDRAN, MANAGING DIRECTOR; RUCHIR SHARMA, EXECUTIVE DIRECTOR; ASHUTOSH SINHA, EXECUTIVE DIRECTOR; AND MICHAEL PERL, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q    WHAT WAS THE MARKET ENVIRONMENT OF THE LAST 12 MONTHS?

A    The emerging equity markets got off to a slow start during the period.
The markets were plagued by negative investor sentiment and a general lack of appetite for risk as the world's developed equity markets chalked up loss after loss. Their malaise only worsened in the weeks immediately following the terrorist attacks of September 11.

     The emerging markets broke out of this pattern when they hit bottom on September 21. The change was driven by a number of factors, chief among them was the fact that the U.S. economy appeared to be showing signs of growth. Investors were also heartened by progress in Afghanistan, as well as the falling price of oil. All these factors appeared to bode well for a U.S. recovery, which would likely boost demand for the goods produced by the largely export-driven economies of the Asian markets. The Latin American markets, which have been perceived as key beneficiaries of a convergence trend with North America, have as a result also responded positively to the potential for U.S. growth.

     The news was not all good in the emerging markets, however. Argentina's condition went from bad to worse as a succession of governments failed to avert default, then proved incapable of improving the country's bleak economic situation. In spite of these troubles, the Latin American markets appeared to shrug off Argentina's losses to perform on their own merits. This further reassured investors in the asset class, who were relieved not to see a replay of the risk contagion experienced in the Asian crisis of the late 1990s.

     The emerging markets suffered another reversal in the last month of the period, however, when selling overtook them. Much of the selling in Latin America was the result of uncertainty over the results of Brazil's upcoming presidential election, which showed signs of swinging the country into a less positive economic direction. Within the Asian markets, much of the selling was the result of profit taking by investors who had enjoyed a steep run-up in technology shares.

Q    HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A    For the 12-month period ended June 30, 2002, the fund returned 3.03 percent. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND

SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF
5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     By comparison, the fund's benchmark, the MSCI Emerging Markets Free Index, returned 1.31 percent for the same period. THE MSCI EMERGING MARKETS FREE INDEX IS AN UNMANAGED, MARKET CAPITALIZATION WEIGHTED INDEX OF MORE THAN 850 STOCKS TRADED IN 23 WORLD MARKETS. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q    WHAT WERE THE KEY DRIVERS OF THE FUND'S PERFORMANCE RELATIVE TO ITS
     BENCHMARK?

A    Country selection was a primary factor in the fund's outperformance. We made a strategic decision to exit the Argentine market. This strategy of significantly underweighting Argentina relative to the benchmark was enormously helpful, given that the Argentine market fell 70 percent over the course of the period. The fund also benefited from overweightings in several strong Asian markets, including South Korea and Indonesia.

     Stock selection was the other key driver of the fund's relative performance, being particularly strong in India, Taiwan, Israel and Turkey.

     KEEP IN MIND THAT NOT ALL SECURITIES HELD BY THE FUND PERFORMED FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THE SECURITIES IN THE COUNTRIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 6.

Q    WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A    Our strategy for country selection was consistent over the period. While we believe that the U.S. recovery will turn the corner at some point, the exact timing is anyone's guess. As a result, we attempted to position the portfolio to benefit from any uptick in the United States. This strategy led the fund to invest in countries with strong and growing domestic demand in addition to export strength. In turn, we underweighted countries that we believed were less likely to participate in either an externally or internally driven recovery.

     In keeping with our preference for countries with strong domestic markets, we focused our stock selection on companies we believed were most likely to benefit from growing internal demand for their products. We also began to accumulate for the fund overweighted positions in select cyclical stocks that we believed were well-positioned to benefit from economic growth.

Q    WHAT WERE SOME OF YOUR KEY INVESTMENT THEMES IN EACH OF THE REGIONS THE
FUND INVESTS IN?

A    The fund's largest regional exposure was to Asia. The Asian markets are highly sensitive to global growth trends, because so many of the Asian economies are dominated by export activity, particularly of manufacturing components. As a result, many cyclical Asian stocks and markets tend to be leading indicators of activity within the developed markets.

     Asian semiconductors are a case in point. Semiconductors, which are among Taiwan's and South Korea's leading exports, are the most widely used in computer manufacturing. Order growth is primarily driven by the activity of the large computer makers, who base their orders on expectations for the coming six to nine months. As a result, we believe these stocks to be well positioned to gain from expectations for growth in the United States and elsewhere. We believed (and continue to believe) that U.S. growth will occur at some point, so we selectively overweighted stocks that we believed might benefit from that growth. Our picks included Taiwan Semiconductor and Samsung Electronics in South Korea.

     As mentioned, we also had a strong preference for countries experiencing internal growth and companies that stood to gain from that growth. This led us to overweight South Korea and India, two markets whose growth has become increasingly driven by internal considerations. In many cases, the growth has been driven by rapid developments in financial and consumer markets. South Korea is a case in point. While credit cards have been almost unheard of in Asia, the average South Korean now holds four of them. We also invested in Indian automobile companies, which have seen a surge in demand.

     Our strategy in Asia included a strategic underweighting to the Malaysian market. While that market performed fairly well during the period, it is our belief that the government of Malaysia remains unstable. As a result, we sought to protect the fund from potential political instability there by keeping the portfolio's holdings below the benchmark level.

     Our primary strategy in Latin America was to underweight Argentina. It became clear to us early on that Argentina faced mounting problems in its ability to service its external debt, so we chose to exit the market, keeping the fund's exposure significantly below the benchmark. We maintained this strategy through the end of the period in the belief that the country's troubles would persist.

     Consistent with our strategy in Asia, our strong preference in the Latin American markets was for countries and companies we believed were poised to benefit from strong domestic demand growth. Mexico met these criteria. From a bottom-up perspective, we also liked a number of Mexican stocks that were responsive to domestic growth. One such stock was CEMEX, the leading cement maker in Mexico. CEMEX is highly sensitive to growth in the housing market; we overweighted the stock in the hopes that Mexico's growth would continue.

     Within the eastern Europe, Middle East and Africa basket, the fund had an overweighted position in Russia. President Putin has established great credibility as a reformer, and while progress has been moderated by the country's bureaucracy and lack of experience with open markets, the country has made significant strides. We also liked the prospects for Russian oil companies, which benefit from paying costs in devalued rubles while receiving revenues in dollars. The fund held overweighted positions in oil companies and electric utilities.

Q    WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A    Our stock selection for the fund within the South Korean market was particularly strong during the period. Three of the companies were particularly effective at capturing that country's growth: Hyundai Mobis, an automobile parts company; Humax, which makes black boxes for digital television; and LG Electronics, an electronics manufacturer.

     KEEP IN MIND NOT ALL STOCKS IN THE FUND PERFORMED FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE STOCKS WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 6.

Q    WHAT STOCKS WERE DISAPPOINTMENTS?

A    As is often the case, some sectors suffered globally from the high-profile problems of U.S. companies. The telecommunications sector is a case in point. Falling valuations and ongoing financial difficulties in the United States and Europe led investors to drop telecom companies around the world. CRT Cellular, a portfolio holding from Brazil, suffered from this phenomenon in spite of its leading position in a market with great pent-up demand for its product.

Q    WHAT IS YOUR OUTLOOK FOR THE MARKETS?

A    We are generally constructive on the Asian markets. We believe valuations are attractive, particularly after the June sell-off. On a technical basis, the Asian markets are poised to experience an inflow of liquidity from investors, who have largely shunned the region in recent years. Investors initially lured away by higher returns in the developed markets may be drawn back by the relatively strong returns in the emerging markets.

     The key driver, of course, remains the state of the U.S. economy. We are cautiously optimistic that a mild recovery is in the cards for the United States in the near future. Even without that recovery, however, we believe the domestic growth stories in many of these markets may make them compelling places to invest.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.


BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian countries are considered emerging markets.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RISK: Refers to an investment's vulnerability to fluctuations in value due to changing economic or market conditions. Such factors as credit quality, currency exchange rates, inflation rates or the direction of interest rates may increase an investment's price volatility. The level of risk incurred by a fund shareholder varies from fund to fund, depending primarily on the types of securities in which a fund invests.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                         MARKET
DESCRIPTION                                                        SHARES                 VALUE
COMMON STOCKS 93.4%
BERMUDA 0.0%
Marvell Technology Group Ltd. (a)                                         1            $         20
                                                                                       ------------
BRAZIL 3.7%
Banco Bradesco S.A. ADR                                              10,675                 210,831
Banco Itau S.A. ADR                                                   6,150                 172,200
Brazil Telecom Participacoes S.A. ADR                                 2,198                  62,225
CEMIG ADR                                                            24,361                 273,818
Companhia Vale do Rio Doce (a)                                        8,490                 234,918
CVRD ADR                                                             19,484                 505,610
Eletrobras S.A.                                                  14,083,000                 146,953
Eletrobras S.A. ADR                                                   8,000                  37,749
Empresa Brasileira de Aeronautica S.A. ADR                           19,777                 423,228
Lojas Arupau S.A. ADR (a,b)                                          14,225                     -0-
Petrobras S.A.                                                        3,500                  66,460
Petrobras S.A. ADR                                                   41,810                 727,494
Petroleo Brasileiro S.A. ADR                                         72,692               1,370,971
Tele Celular Sul S.A. ADR                                             4,160                  45,843
Tele Norte Leste S.A. ADR                                            16,700                 166,165
Votorantim Celulose e Papel S.A. ADR                                 12,900                 243,810
                                                                                       ------------
                                                                                          4,688,275
                                                                                       ------------
CHILE 0.3%
Cia Telecom ADR                                                      30,490                 373,502
Enersis S.A. ADR (a)                                                  5,800                  33,582
                                                                                       ------------
                                                                                            407,084
                                                                                       ------------
CHINA 3.8%
China Eastern Airlines Corp., Ltd., Class H                       1,559,000                 261,834
China Merchants Holdings International Co., Ltd.                    243,000                 186,924
China Mobile Ltd. (a)                                               929,000               2,751,287
China Southern Airlines Co., Ltd., Class H                          672,000                 273,540
Huaneng Power International, Inc., Class H                          584,000                 479,183
PetroChina Co., Ltd., Class H                                     1,760,000                 374,566
Travelsky Technology Ltd., Class H                                  332,000                 227,719
Yanzhou Coal Mining Co., Ltd., Class H                              864,000                 318,464
                                                                                       ------------
                                                                                          4,873,517
                                                                                       ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                                         MARKET
DESCRIPTION                                                        SHARES                 VALUE
HONG KONG 2.3%
CNOOC Ltd.                                                          581,000            $    778,396
Cosco Pacific Ltd.                                                  496,000                 394,259
Legend Holdings Ltd.                                                504,000                 184,155
People's Food Holdings Ltd.                                         626,000                 446,270
Shandong International Power Development Co., Ltd.,
Class H                                                           1,086,000                 292,387
Shanghai Industrial Holdings Ltd.                                   129,000                 248,905
Sinopec Shanghai Co., Ltd. (a)                                    2,942,000                 437,531
TPV Technology Ltd.                                                 500,000                 181,091
                                                                                       ------------
                                                                                          2,962,994
                                                                                       ------------
HUNGARY 1.5%
Gedeon Richter Rt.                                                    1,966                 113,140
Gedeon Richter Rt. GDR                                                5,524                 316,967
Matav Rt.                                                            80,127                 257,510
Matav Rt. ADR                                                        11,068                 177,088
MOL Magyar Olaj-es Gazipari Rt.                                      15,585                 296,226
MOL Magyar Olaj-es Gazipari Rt. (Registered) GDR (e)                    520                   9,620
OTP Bank Rt.                                                         47,381                 374,439
OTP Rt. Bank GDR (e)                                                 21,904                 365,797
                                                                                       ------------
                                                                                          1,910,787
                                                                                       ------------
INDIA 5.7%
Bharat Heavy Electricals Ltd.                                        78,038                 283,658
Bharat Petroleum Corp., Ltd.                                         36,800                 201,135
Colgate-Palmolive (India) Ltd.                                       44,994                 129,751
Container Corp. of India Ltd.                                        66,500                 405,860
Dabur India Ltd.                                                     33,000                  34,547
Dr Reddy's Laboratories Ltd.                                         14,300                 276,766
Gujarat Ambuja Cements Ltd.                                          62,622                 261,587
HDFC Bank Ltd.                                                        8,150                  33,628
HDFC Bank Ltd. ADR (a)                                               15,500                 199,950
Hero Honda Motors Ltd.                                               89,580                 565,421
Hindalco Industries, Ltd.                                            17,500                 254,495
Hindustan Lever Ltd.                                                 80,490                 318,517
Hindustan Petroleum Corp., Ltd.                                      44,400                 240,947
Housing Development Finance Corp., Ltd.                              17,890                 238,472
India-Info.com Ltd. (a,b)                                            47,630                     -0-
Infosys Technologies Ltd.                                             8,500                 571,462
ITC Ltd.                                                              3,700                  48,457
ITC Ltd. GDR (e)                                                     10,750                 138,138
Mahanagar Telephone Nigam Ltd.                                       93,250                 271,677
Morgan Stanley Growth Fund (d)                                    2,815,167                 518,553
Oil & Natural Gas Corp., Ltd.                                        22,000                 146,539
Ranbaxy Laboratories Ltd.                                            20,700                 373,752

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                                         MARKET
DESCRIPTION                                                        SHARES                 VALUE
INDIA (CONTINUED)
Reliance Industries Ltd., 144A-Private Placement (a,c,e)             10,000            $    122,500
Reliance Industries Ltd. GDR                                         19,250                 106,178
State Bank of India Ltd.                                            143,700                 723,823
Tata Engineering & Locomotive (a)                                    51,000                 162,050
Tata Iron & Steel Co., Ltd.                                         127,000                 365,197
Wipro Ltd.                                                            3,100                  94,050
Wipro Ltd. ADR                                                        4,700                 140,859
                                                                                       ------------
                                                                                          7,227,969
                                                                                       ------------
INDONESIA 2.8%
Pt Astra International Tbk (a)                                    2,249,000               1,097,010
Pt Bank Central Asia Tbk                                          1,614,000                 481,625
Pt Bentoel International Investama Tbk (a)                        4,098,000                 129,341
Pt Hanjya Mandala Sampoerna Tbk                                   2,155,000               1,014,060
Pt Telekomunikasi Tbk                                             1,870,500                 805,047
                                                                                       ------------
                                                                                          3,527,083
                                                                                       ------------
ISRAEL 4.1%
Check Point Software Technologies Ltd. (a)                          118,615               1,608,419
ECI Telecommunications Ltd. (a)                                     109,981                 329,943
Elbit Systems Ltd.                                                        1                      17
RADWARE Ltd. (a)                                                     30,620                 266,394
Taro Pharmaceutical Industries (a)                                    4,826                 118,334
Teva Pharmaceutical Industries Ltd.                                   6,370                 423,327
Teva Pharmaceutical Industries Ltd. ADR                              31,246               2,086,608
TTI Team Telecom International Ltd. (a)                              26,426                 423,080
                                                                                       ------------
                                                                                          5,256,122
                                                                                       ------------
KOREA 22.5%
CJ39 Shopping Corp.                                                   9,257                 634,062
Good Morning Securities Co., Ltd. (a)                                56,500                 270,524
Hana Bank                                                            12,322                 176,175
Humax Co., Ltd.                                                      11,414                 249,059
Hyundai Development Co. (a)                                         108,370                 690,938
Hyundai Marine & Fire, Ins. Co.                                      12,870                 382,997
Hyundai Mobis                                                        57,640               1,217,004
Hyundai Motor Co., Ltd.                                              70,190               2,109,201
Kookmin Bank                                                         40,701               1,975,842
Korea Electric Power Corp.                                           24,410                 446,401
LG Chemical Ltd.                                                     34,440               1,245,337
LG Electronics, Inc. (a)                                             35,069               1,399,262
LG Household & Health Care Ltd.                                      11,430                 343,470
Pohang Iron & Steel Co., Ltd.                                        20,626               2,288,920
Samsung Electro-Mechanics Co.                                        17,609                 853,370
Samsung Electronics Co.                                              30,831               8,431,753
Samsung Securities Co., Ltd. (a)                                      7,860                 224,758

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                                         MARKET
DESCRIPTION                                                        SHARES                 VALUE
KOREA (CONTINUED)
Seoul Securities Co.                                                 83,620            $    319,744
Shinhan Financial Group Co., Ltd.                                   108,240               1,529,576
Shinsegae Co., Ltd.                                                   3,470                 588,429
SK Telecom Co., Ltd.                                                 12,900               2,889,900
Tong Yang Confectionery Corp.                                         8,520                 373,945
Yuhan Corp.                                                           1,929                  87,390
                                                                                       ------------
                                                                                         28,728,057
                                                                                       ------------
MALAYSIA 4.6%
AMMB Holdings Bhd.                                                  224,000                 315,368
British American Tobacco Bhd.                                        27,000                 252,237
Gamuda Bhd.                                                         412,000                 677,632
Magnum Corp., Bhd.                                                  735,000                 518,368
Malayan Banking Bhd.                                                575,000               1,331,579
Malaysian Pacific Industries Bhd.                                    72,000                 286,105
Maxis Communications Bhd. (a,e)                                      47,000                  59,987
Perusahaan Otomobil Kedua Nasional Sdn.                              94,000                 236,237
Public Bank Bhd.                                                    519,300                 445,505
Resorts World Bhd.                                                  146,000                 407,263
S P Setia Bhd.                                                      299,000                 275,395
Tan Chong Motor Holdings Bhd.                                       254,000                  90,905
Technology Resources Industries Bhd. (a)                          1,133,000                 751,358
Telekom Malaysia Bhd.                                                45,000                  94,145
UMW Holdings Bhd.                                                    59,000                 121,105
                                                                                       ------------
                                                                                          5,863,189
                                                                                       ------------
MEXICO 9.1%
America Movil S.A. de C.V., Class L ADR                              94,935               1,272,129
Cemex CPO                                                            90,924                 481,377
Cemex CPO ADR                                                        19,135                 504,398
Coca-Cola Femsa S.A. ADR                                             16,274                 390,576
FEMSA                                                               113,161                 442,906
FEMSA ADR                                                            21,704                 851,231
Grupo Aeroportuario del Sureste S.A. de C.V. (a)                     77,100                 101,079
Grupo Aeroportuario del Sureste S.A. de C.V. ADR                     18,850                 243,165
Grupo Carso S.A. de C.V., Class A1 (a)                               15,084                  45,370
Grupo Financiero Bancomer S.A. de C.V., Class O,
     144A-Private Placement (a,c)                                 1,559,006               1,273,310
Grupo Financiero Bancomer S.A. de C.V., Class O ADR (a)               4,000                  65,402
Grupo Televsa S.A. ADR (a)                                           21,594                 807,184
Kimberly-Clark de Mexico S.A. de C.V., Class A                      193,153                 515,183
Telmex ADR                                                          100,691               3,230,167
Wal-Mart de Mexico S.A. de C.V. ADR                                  14,980                 406,860
Wal-Mart de Mexico S.A. de C.V., Class C                            180,389                 416,443
Wal-Mart de Mexico S.A. de C.V., Class V                            191,628                 519,971
                                                                                       ------------
                                                                                         11,566,751
                                                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                                         MARKET
DESCRIPTION                                                        SHARES                 VALUE
POLAND 0.9%
Bank Pekao S.A. (a)                                                  28,297            $    649,417
KGHM Polska Miedz S.A.                                               35,880                 116,625
Polski Koncern Naftowy Orlen                                         22,396                  98,717
Telekomunikacja Polska S.A. (a)                                      26,148                  71,149
Telekomunikacja Polska S.A. GDR                                      66,766                 182,271
                                                                                       ------------
                                                                                          1,118,179
                                                                                       ------------
RUSSIA 5.9%
Gazprom ADR                                                          57,900                 949,560
LUKOIL Holding ADR                                                   33,446               2,169,762
MMC Norilsk Nickel ADR                                               30,549                 637,723
Mustcom (b)                                                       8,129,780               1,186,948
RAO Unified Energy Systems GDR                                        1,300                  12,765
RAO Unified Energy Systems GDR, `S' Shares                           42,279                 421,944
Surgutneftegaz ADR                                                   68,520               1,331,001
Yukos ADR                                                             5,792                 800,495
                                                                                       ------------
                                                                                          7,510,198
                                                                                       ------------
SOUTH AFRICA 10.7%
Anglo American Platinum Corp., Ltd.                                  28,400               1,119,362
Anglo American plc-106                                              133,914               2,237,304
Anglo American plc                                                  138,443               2,317,106
AngloGold Ltd.                                                        5,372                 286,493
AngloGold Ltd. ADR                                                    4,520                 117,882
Barloworld Ltd.                                                     113,900                 698,331
Bidvest Group Ltd.                                                   85,150                 381,188
FirstRand Ltd.                                                      336,860                 250,789
Gold Fields Ltd.                                                     81,400                 964,870
Gold Fields Ltd. ADR                                                  2,000                  22,440
Harmony Gold Mining Co., Ltd.                                        38,390                 530,522
Impala Platinum Holdings Ltd.                                         9,098                 506,276
Liberty Group Ltd.                                                   24,830                 135,320
M-Cell Ltd. (a)                                                     132,810                 151,222
Nedcor Ltd.                                                          16,100                 183,319
Old Mutual plc                                                      502,679                 717,817
Sanlam Ltd.                                                         431,060                 360,353
Sappi Ltd.                                                           30,840                 435,190
Sappi Ltd. ADR                                                        7,120                  99,822
Sasol Ltd.                                                           99,602               1,066,247
South African Breweries plc                                          30,937                 243,272
South African Breweries plc                                          59,530                 472,161
Standard Bank Investment Corp., Ltd.                                104,810                 326,400
                                                                                       ------------
                                                                                         13,623,686
                                                                                       ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                                         MARKET
DESCRIPTION                                                        SHARES                 VALUE
TAIWAN 12.3%
Accton Technology Corp. (a)                                         582,000            $  1,001,646
Advanced Semiconductor Engineering, Inc. (a)                        304,000                 201,999
Asustek Computer, Inc.                                              292,413                 879,602
Benq Corp.                                                          286,560                 463,162
China Steel Corp.                                                   427,680                 220,176
Chinatrust Financial Holding Co. (a)                              2,024,785               1,787,823
Compal Electronics, Inc. (a)                                        171,000                 164,295
Eva Airways Corp.                                                   789,000                 321,173
Formosa Chemicals & Fibre Corp.                                     302,880                 275,593
Fubon Financial Holding Co., Ltd.                                   849,669                 849,415
Largan Precision Co., Ltd. (a)                                       45,000                 319,216
Novatek Microelectronics Corp., Ltd. (a)                            111,000                 299,012
Orient Semiconductor Electronics Ltd. (a)                           654,000                 202,601
Phoenixtec Power Co., Ltd.                                          279,000                 216,286
President Chain Store Corp.                                          66,199                 123,838
Quanta Computer, Inc.                                               151,250                 425,546
Siliconware Precision Industries Co. (a)                            526,521                 368,770
Sinopac Holdings Co. (a)                                          1,433,687                 626,514
Taipei Bank                                                         511,000                 408,372
Taishin Fiancial Holdings Co., Ltd. (a)                           1,594,000                 858,785
Taiwan Cellular Corp. (a)                                           310,842                 397,275
Taiwan Cement Corp. (a)                                             745,000                 245,286
Taiwan Semiconductor Manufacturing Co., Ltd. (a)                  1,488,431               3,029,431
United MicroElectronics Corp., Ltd. (a)                           1,544,720               1,854,034
Yageo Corp. (a)                                                     193,000                  85,495
                                                                                       ------------
                                                                                         15,625,345
                                                                                       ------------
THAILAND 1.1%
Advanced Infomation Services Public Co., Ltd.                       314,200                 302,661
BEC World Public Co., Ltd.                                           47,200                 272,800
PTT Exploration & Production Public Co., Ltd.                       108,400                 313,257
Siam Cement Public Co., Ltd.                                         23,900                 546,779
                                                                                       ------------
                                                                                          1,435,497
                                                                                       ------------
TURKEY 1.8%
Akbank TAS (a)                                                  245,661,000                 791,704
Aksigorta A.S.                                                   73,332,000                 203,893
Anadolu Efes Biracilik Ve Malt Sanayii A.S.                       5,725,000                 112,148
Arcelik (a)                                                      39,602,000                 250,250
Hurriyet Gazetecilik Ve Matb (a)                                128,410,860                 385,435
Turkiye Garanti Bankasi A.S. (a)                                 98,192,000                 122,546
Turkiye Is Bankasi, Class C                                      68,773,000                 178,180
Vestel Elektronik Sanayii ve Ticaret A.S. (a)                   101,463,735                 205,172
Yapi Ve Kredi Bankasi A.S. (a)                                   86,196,980                  85,788
                                                                                       ------------
                                                                                          2,335,116
                                                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                                         MARKET
DESCRIPTION                                                        SHARES                 VALUE
VENEZUELA 0.3%
CANTV ADR                                                            28,526            $    405,925
                                                                                       ------------
TOTAL COMMON STOCKS 93.4%
     (Cost $108,655,300)                                                                119,065,794
                                                                                       ------------
PREFERRED STOCKS 4.6%
BRAZIL 3.3%
Banco Bradesco S.A.                                              64,972,680                 259,199
Banco Itau S.A.                                                  15,316,000                 864,328
Banco Nacional S.A. (a,b)                                        11,156,000                     -0-
Brasil Telecom Participacoes S.A.                                   175,952                     987
Brasil Telecom Participacoes S.A.                                    89,823                     360
Celular CRT, Class A                                              2,118,440                 308,213
CEMIG                                                            18,110,643                 204,600
Companhia de Bebidas das Americas                                   917,000                 144,123
Companhia de Bebidas das Americas ADR                                73,781               1,146,557
CVRD, Class A                                                        24,913                 645,483
Eletrobras, Class B                                              13,911,000                 132,815
Lojas Arapua S.A. (a,b)                                          12,437,000                     -0-
Petrobras S.A.                                                       12,339                 215,905
Tele Norte Leste S.A.                                            27,331,000                 276,172
                                                                                       ------------
                                                                                          4,198,742
                                                                                       ------------
KOREA 1.1%
Hyundai Motor Co., Ltd.                                              30,030                 329,507
Samsung Electronics Co.                                               7,740               1,048,728
                                                                                       ------------
                                                                                          1,378,235
                                                                                       ------------
RUSSIA 0.2%
Surgutneftegaz ADR                                                   10,980                 232,228
                                                                                       ------------
TOTAL PREFERRED STOCK 4.6%
     (Cost $6,897,779)                                                                    5,809,205
                                                                                       ------------
TOTAL LONG-TERM INVESTMENTS 98.0%
     (Cost $115,553,079)                                                                124,874,999
                                                                                       ------------
REPURCHASE AGREEMENT 0.6%
J.P. Morgan Securities Inc. ($778,000 par collateralized by
     U.S. Government obligations in a pooled cash account,
     dated 06/28/02, to be sold on 07/01/02 at $778,113)
     (Cost $778,000)                                                                        778,000
                                                                                       ------------
TOTAL INVESTMENTS 98.6%
     (Cost $116,331,079)                                                                125,652,999
FOREIGN CURRENCY 1.0%
     (Cost $1,375,677)                                                                    1,381,737

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                  MARKET
DESCRIPTION                                                        VALUE
OTHER ASSETS IN EXCESS LIABILITIES 0.4%                         $    452,351
                                                                ------------
NET ASSETS 100%                                                 $127,487,087
                                                                ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b)  SECURITY VALUED AT FAIR VALUE-SEE NOTE 1A TO FINANCIAL STATEMENTS.

(c) 144A SECURITIES ARE THOSE WHICH ARE EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY ONLY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.

(d) THE FUND IS ADVISED BY AN AFFILIATE WHICH EARNS A MANAGEMENT FEE AS ADVISER TO THE FUND.

(e)  SECURITY HAS BEEN DEEMED ILLIQUID.

ADR  AMERICAN DEPOSITARY RECEIPT

CPO  CERTIFICATE OF PARTICIPATION

GDR  GLOBAL DEPOSITARY RECEIPT

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                             MARKET                PERCENT OF
INDUSTRY                                      VALUE                NET ASSETS
Information Technology                     $23,941,941                18.8%
Financials                                  21,565,474                16.9
Materials                                   19,210,438                15.1
Telecommunication Services                  16,491,214                12.9
Consumer Discretionary                      12,988,997                10.2
Energy                                      11,389,525                 8.9
Consumer Staples                             7,120,999                 5.6
Industrials                                  5,853,385                 4.6
Health Care                                  3,830,831                 3.0
Utilities                                    2,482,195                 2.0
                                          ------------                ----
                                          $124,874,999                98.0%
                                          ============                ====

+    CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED
     INDUSTRIES.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002

ASSETS:
Total Investments (Cost $116,331,079)                                           $125,652,999
Foreign Currency (Cost $1,375,677)                                                 1,381,737
Receivables:
   Investments Sold                                                                2,685,782
   Dividends                                                                         307,292
   Fund Shares Sold                                                                  272,493
   Foreign Withholding Tax Reclaim                                                    17,296
   Interest                                                                              113
Other                                                                                 30,976
                                                                                ------------
      Total Assets                                                               130,348,688
                                                                                ------------
LIABILITIES:
Payables:
   Investments Purchased                                                           1,557,545
   Fund Shares Repurchased                                                           717,154
   Investment Advisory Fee                                                           151,765
   Distributor and Affiliates                                                        116,073
   Administrative Fee                                                                 26,747
   Deferred Country Tax                                                                3,527
   Directors' Fee                                                                      1,612
Accrued Expenses                                                                     246,783
Directors' Deferred Compensation and Retirement Plans                                 40,395
                                                                                ------------
      Total Liabilities                                                            2,861,601
                                                                                ------------
NET ASSETS                                                                      $127,487,087
                                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized)     $207,055,725
Net Unrealized Appreciation on Investments and
   Foreign Currency Translations*                                                  9,312,909
Accumulated Net Investment Loss                                                     (380,377)
Accumulated Net Realized Loss                                                    (88,501,170)
                                                                                ------------
NET ASSETS                                                                      $127,487,087
                                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
      Net asset value and redemption price per share (Based on net assets of
      $75,096,896 and 8,830,669 shares of beneficial interest issued
      and outstanding)                                                          $       8.50
      Maximum sales charge (5.75%** of offering price)                                  0.52
                                                                                ------------
      Maximum offering price to public                                          $       9.02
                                                                                ============
   Class B Shares:
      Net asset value and offering price per share (Based on net assets of
      $35,335,875 and 4,379,756 shares of beneficial interest issued
      and outstanding)                                                          $       8.07
                                                                                ============
   Class C Shares:
      Net asset value and offering price per share (Based on net assets of
      $17,054,316 and 2,106,409 shares of beneficial interest issued
      and outstanding)                                                          $       8.10
                                                                                ============

*   NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $3,527

**  ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $147,035)                        $  2,426,490
Interest                                                                             190,664
                                                                                ------------
      Total Income                                                                 2,617,154
                                                                                ------------
EXPENSES:
Investment Advisory Fee                                                            1,593,178
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
   of $194,142, $337,681 and $160,357, respectively)                                 692,180
Custody                                                                              490,336
Administrative Fee                                                                   323,319
Country Tax Expense                                                                   81,642
Shareholder Services                                                                  79,300
Legal                                                                                 19,522
Directors' Fees and Related Expenses                                                  14,136
Other                                                                                225,438
                                                                                ------------
      Total Expenses                                                               3,519,051
      Investment Advisory Fee Reduction                                             (323,354)
                                                                                ------------
      Net Expenses                                                                 3,195,697
                                                                                ------------
NET INVESTMENT LOSS                                                             $   (578,543)
                                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS
Realized Gain/Loss:
Investments                                                                     $(18,723,195)
Foreign Currency Transactions                                                       (853,998)
                                                                                ------------
Net Realized Loss                                                                (19,577,193)
                                                                                ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                       (13,485,795)
   End of the Period:
      Investments                                                                  9,321,920
      Foreign Currency Translations                                                   (9,011)
                                                                                ------------
                                                                                   9,312,909
                                                                                ------------
Net Unrealized Appreciation During the Period                                     22,798,704
                                                                                ------------
NET REALIZED AND UNREALIZED GAIN                                                $  3,221,511
                                                                                ============
NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $  2,642,968
                                                                                ============

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED          YEAR ENDED
                                                                JUNE 30, 2002       JUNE 30, 2001
                                                                -------------       -------------
FROM INVESTMENT ACTIVITEIS:
Operations:
Net Investment Loss                                             $   (578,543)       $ (1,630,602)
Net Realized Loss                                                (19,577,193)        (49,856,673)
Net Unrealized Appreciation/Depreciation During the
    Period                                                        22,798,704         (27,769,270)
                                                                ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                2,642,968         (79,256,545)
                                                                ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                        175,189,824         182,088,762
Cost of Shares Repurchased                                      (196,666,567)       (158,793,015)
                                                                ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS               (21,476,743)         23,295,747
                                                                ------------        ------------
TOTAL DECREASE IN NET ASSETS                                     (18,833,775)        (55,960,798)
NET ASSETS:
Beginning of the Period                                          146,320,862         202,281,660
                                                                ------------        ------------
End of the Period (Including accumulated net investment
    loss of $(380,377) and $(654,701), respectively)            $127,487,087        $146,320,862
                                                                ============        ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                                             YEAR ENDED JUNE 30,
                                                    ---------------------------------------------------------------
                                                     2002(a)       2001(a)       2000(a)       1999(a)     1998(a)
                                                    ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                      $ 8.26        $13.37        $ 9.87          $7.98      $13.47
                                                     ------        ------        ------          -----      ------
  Net Investment Income/Loss                          (0.01)        (0.06)        (0.18)          0.03         -0-
  Net Realized and Unrealized
     Gain/Loss                                         0.25         (5.05)         3.68           1.86       (4.49)
                                                     ------        ------        ------          -----      ------
Total From Investment Operations                       0.24         (5.11)         3.50           1.89       (4.49)
                                                     ------        ------        ------          -----      ------
Less:
  Distribution from
     Net Realized Gain                                  -0-           -0-           -0-            -0-(c)    (1.00)
  Return of Capital                                     -0-           -0-           -0-            -0-(c)      -0-
                                                     ------        ------        ------          -----      ------
Total Distributions                                     -0-           -0-           -0-            -0-(c)    (1.00)
                                                     ------        ------        ------          -----      ------
NET ASSET VALUE, END OF THE
  PERIOD                                             $ 8.50        $ 8.26        $13.37          $9.87      $ 7.98
                                                     ======        ======        ======          =====      ======
Total Return* (b)                                      3.03%       -38.17%        35.36%         23.92%     -34.31%
Net Assets at End of the Period
  (In millions)                                       $75.1         $90.8        $106.2          $63.3       $75.0
Ratio of Expenses to Average
  Net Assets*                                          2.22%         2.25%         2.20%          2.34%       2.27%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                                         (0.17)%       (0.68)%       (1.43)%         0.44%       0.04%
Portfolio Turnover                                       94%           99%          102%           132%         99%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                           2.47%         2.30%         2.25%          2.56%       2.60%
Ratio of Net Investment Income/Loss
  to Average Net Assets                               (0.42)%       (0.73)%       (1.48)%         0.22%      (0.24)%
Ratio of Expenses to Average Net
  Assets Excluding Country Tax
  Expense and Interest Expense                         2.15%         2.15%         2.15%          2.15%       2.15%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                                             YEAR ENDED JUNE 30,
                                                    ---------------------------------------------------------------
                                                     2002(a)       2001(a)       2000(a)       1999(a)     1998(a)
                                                    ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                      $ 7.88        $12.83        $ 9.55          $7.78      $13.24
                                                     ------        ------        ------          -----      ------
  Net Investment Loss                                 (0.07)        (0.14)        (0.26)         (0.02)      (0.07)
  Net Realized and Unrealized
     Gain/Loss                                         0.26         (4.81)         3.54           1.79       (4.39)
                                                     ------        ------        ------          -----      ------
Total From Investment Operations                       0.19         (4.95)         3.28           1.77       (4.46)
                                                     ------        ------        ------          -----      ------
Less:
  Distributions from
     Net Realized Gain                                  -0-           -0-           -0-            -0-(c)    (1.00)
  Return of Capital                                     -0-           -0-           -0-            -0-(c)      -0-
                                                     ------        ------        ------          -----      ------
Total Distributions                                     -0-           -0-           -0-            -0-(c)    (1.00)
                                                     ------        ------        ------          -----      ------
NET ASSET VALUE, END OF THE
  PERIOD                                             $ 8.07        $ 7.88        $12.83          $9.55      $ 7.78
                                                     ======        ======        ======          =====      ======
Total Return* (b)                                      2.41%       -38.58%        34.35%         22.99%     -34.76%
Net Assets at End of the Period
  (In millions)                                       $35.3         $36.8         $62.8          $38.3       $36.4
Ratio of Expenses to Average
  Net Assets*                                          2.96%         3.00%         2.95%          3.09%       3.02%
Ratio of Net Investment Loss to
  Average Net Assets*                                 (0.91)%       (1.50)%       (2.21)%        (0.29)%     (0.67)%
Portfolio Turnover                                       94%           99%          102%           132%         99%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                           3.21%         3.10%         3.00%          3.31%       3.35%
Ratio of Net Investment Loss to
  Average Net Assets                                  (1.16)%       (1.60)%       (2.26)%        (0.51)%     (0.97)%
Ratio of Expenses to Average Net
  Assets Excluding Country Tax
  Expense and Interest Expense                         2.90%         2.90%         2.90%          2.90%       2.90%

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                                             YEAR ENDED JUNE 30,
                                                    ---------------------------------------------------------------
                                                     2002(a)       2001(a)       2000(a)       1999(a)     1998(a)
                                                    ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                      $ 7.90        $12.87        $ 9.57          $7.79      $13.26
                                                     ------        ------        ------          -----      ------
  Net Investment Loss                                 (0.07)        (0.15)        (0.27)         (0.02)      (0.08)
  Net Realized and Unrealized
     Gain/Loss                                         0.27         (4.82)         3.57           1.80       (4.39)
                                                     ------        ------        ------          -----      ------
Total From Investment Operations                       0.20         (4.97)         3.30           1.78       (4.47)
                                                     ------        ------        ------          -----      ------
Less:
  Distributions from
     Net Realized Gain                                  -0-           -0-           -0-            -0-(c)    (1.00)
  Return of Capital                                     -0-           -0-           -0-            -0-(c)      -0-
                                                     ------        ------        ------          -----      ------
Total Distributions                                     -0-           -0-           -0-            -0-(c)    (1.00)
                                                     ------        ------        ------          -----      ------
NET ASSET VALUE, END OF THE
  PERIOD                                             $ 8.10        $ 7.90        $12.87          $9.57      $ 7.79
                                                     ======        ======        ======          =====      ======
Total Return* (b)                                      2.53%       -38.57%        34.38%         23.09%     -34.73%
Net Assets at End of the Period
  (In millions)                                       $17.1         $18.8         $33.3          $21.9       $28.7
Ratio of Expenses to Average
  Net Assets*                                          2.96%         3.00%         2.95%          3.09%       3.01%
Ratio of Net Investment
  Loss to Average Net Assets*                         (0.91)%       (1.52)%       (2.24)%        (0.32)%     (0.76)%
Portfolio Turnover                                       94%           99%          102%           132%         99%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                           3.21%         3.10%         3.00%          3.31%       3.34%
Ratio of Net Investment Loss to
  Average Net Assets                                  (1.16)%       (1.62)%       (2.29)%        (0.54)%     (1.03)%
Ratio of Expenses to Average Net
  Assets Excluding Country Tax
  Expense and Interest Expense                         2.90%         2.90%         2.90%          2.90%       2.90%

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.

                        SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

1.   SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Emerging Markets Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 200

pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $71,164,054, which will expire between June 30, 2007 and June 30, 2010.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

  Cost of investments for tax purposes                          $125,288,894
                                                                ============
  Gross tax unrealized appreciation                             $ 20,227,433
  Gross tax unrealized depreciation                              (19,863,328)
                                                                ------------
  Net tax unrealized appreciation on investments                $    364,105
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to expenses which are not deductible for tax purposes totaling $932 has been reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to a net operating loss totaling $1,640,029 was reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to the sale of Passive Foreign Investment Company securities totaling $165,560 was reclassified from accumulated net realized loss to accumulated net investment loss. A permanent book and tax difference related to the recognition of net realized losses on foreign currency transactions totaling $853,998 has been reclassified from accumulated net realized loss to accumulated net investment loss. A permanent book and tax difference related to a correction of prior year amounts totaling $199,190 has been reclassified from accumulated net investment loss $(180,032) and accumulated net realized loss $(19,158) to capital. A permanent book and tax difference related to taxes accrued against capital gains totaling $80,376 was reclassified from accumulated net realized loss to accumulated net investment loss.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

  AVERAGE DAILY NET ASSETS                                        % PER ANNUM
  First $500 million                                                 1.25%
  Next $500 million                                                  1.20%
  Over $1 billion                                                    1.15%

      The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

     For the year ended June 30, 2002, the Adviser voluntarily waived $323,354 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $3,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $16,300, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $79,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $28,408 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $33,524.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

     During the year, the Fund owned shares of affiliated funds for which the Fund earned dividend income of approximately $900.

3.   CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $116,108,036, $58,440,487 and $32,507,202 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                            SHARES                  VALUE
Sales:
    Class A                                  20,126,512          $ 158,835,673
    Class B                                     940,166              7,716,330
    Class C                                   1,100,480              8,637,821
                                            -----------          -------------
Total Sales                                  22,167,158          $ 175,189,824
                                            ===========          =============
Repurchases:
    Class A                                 (22,279,193)         $(176,988,468)
    Class B                                  (1,229,670)            (9,324,749)
    Class C                                  (1,367,612)           (10,353,350)
                                            -----------          -------------
Total Repurchases                           (24,876,475)         $(196,666,567)
                                            ===========          =============

      At June 30, 2001, capital aggregated $135,139,254, $60,430,869 and
$34,404,116 for Classes A, B, and C, respectively. For the year ended June 30,
2001, transactions were as follows:

                                            SHARES                  VALUE
Sales:
    Class A                                  17,826,769          $ 159,649,735
    Class B                                   1,175,897             11,316,255
    Class C                                   1,228,529             11,122,772
                                            -----------          -------------
Total Sales                                  20,231,195          $ 182,088,762
                                            ===========          =============
Repurchases:
    Class A                                 (14,786,127)         $(132,494,112)
    Class B                                  (1,401,481)           (13,260,664)
    Class C                                  (1,445,996)           (13,038,239)
                                            -----------          -------------
Total Repurchases                           (17,633,604)         $(158,793,015)
                                            ===========          =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                    CONTINGENT DEFERRED SALES
                                                    CHARGE AS A PERCENTAGE OF
                                                 DOLLAR AMOUNT SUBJECT TO CHARGE
                                                 -------------------------------
YEAR OF REDEMPTION                                  CLASS B           CLASS C
First                                                5.00%             1.00%
Second                                               4.00%             None
Third                                                3.00%             None
Fourth                                               2.50%             None
Fifth                                                1.50%             None
Thereafter                                           None              None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $48,600 and CDSC on redeemed shares of Classes B and C of approximately $108,600. Sales charges do not represent expenses of the Fund.

4.   INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $114,854,284 and sales of $125,539,743 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.   DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $309,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $40,700.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


6.   DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At June 30, 2002, the Fund had no outstanding forward foreign currency contracts.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Emerging Markets Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Emerging Markets Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 20021

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
    Aggressive Growth
    American Value
    Emerging Growth
    Enterprise
    Equity Growth
    Focus Equity
    Growth
    Mid Cap Growth
    Pace
    Select Growth
    Small Cap Growth
    Small Cap Value
    Tax Managed Equity Growth
    Technology

GROWTH AND INCOME
    Comstock
    Equity and Income
    Growth and Income
    Harbor
    Real Estate Securities
    Utility
    Value
    Value Opportunities

GLOBAL/INTERNATIONAL
    Asian Equity
    Emerging Markets
    European Value Equity
    Global Equity Allocation
    Global Franchise
    Global Value Equity
    International Advantage
    International Magnum
    Latin American
    Worldwide High Income

INCOME
    Corporate Bond
    Government Securities
    High Income Corporate Bond
    High Yield
    Limited Maturity Government
    U.S. Government
    U.S. Government Trust for Income*

CAPITAL PRESERVATION
    Reserve
    Tax Free Money

SENIOR LOAN
    Prime Rate Income Trust
    Senior Floating Rate

TAX FREE
    California Insured Tax Free
    Florida Insured Tax Free Income*
    High Yield Municipal**
    Insured Tax Free Income
    Intermediate Term Municipal Income
    Municipal Income
    New York Tax Free Income
    Pennsylvania Tax Free Income
    Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-   visit our Web site at               [ILLUSTRATION OF COMPUTER]
    vankampen.com --
    to view a prospectus, select
    DOWNLOAD PROSPECTUS

-   call us at (800) 847-2424           [ILLUSTRATION OF TELEPHONE]
    Telecommunications
    Device for the Deaf (TDD)
    users, call (800)421-2833.

-   e-mail us by visiting               [ILLUSTRATION OF ENVELOPES]
    vankampen.com and
    selecting CONTACT US

*   Closed to new investors

**  Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EMERGING MARKETS FUND


BOARD OF DIRECTORS
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

For federal income tax purposes, the following is furnished with respect to potential distributions to be paid by the Fund during the remainder of calendar year 2002. During the taxable year ended June 30, 2002, the Fund did not pay distributions. Provided the Fund makes a distribution in December 2002, the Fund intends to pass through foreign tax credits of $147,035 and has derived gross income from sources within foreign countries amounting to $2,720,560.**

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

**   THIS INFORMATION IS UNAUDITED.

DIRECTOR AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

                                                                                            NUMBER OF
                                                                                             FUNDS IN
                                              TERM OF                                          FUND
                             POSITION(S)    OFFICE AND                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN       OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        TIME SERVED     DURING PAST 5 YEARS            BY DIRECTOR      HELD BY DIRECTOR
J. Miles Branagan (70)       Director    Director since     Private investor.              57
1632 Morning Mountain Road               1997               Trustee/Director of funds
Raleigh, NC 27614                                           in the Fund Complex.
                                                            Co-founder, and prior to
                                                            August 1996, Chairman,
                                                            Chief Executive Officer
                                                            and President, MDT
                                                            Corporation (now known as
                                                            Getinge/Castle, Inc., a
                                                            subsidiary of Getinge
                                                            Industrier AB), a company
                                                            which develops,
                                                            manufactures, markets and
                                                            services medical and
                                                            scientific equipment.

                                                                                            NUMBER OF
                                                                                             FUNDS IN
                                              TERM OF                                          FUND
                             POSITION(S)    OFFICE AND                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN       OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        TIME SERVED     DURING PAST 5 YEARS            BY DIRECTOR      HELD BY DIRECTOR
Jerry D. Choate (63)         Director    Director since     Trustee/Director of funds      57               Director of Amgen Inc.,
53 Monarch Bay Drive                     1999               in the Fund Complex.                            a biotechnological
Dana Point, CA 92629                                        Prior to January 1999,                          company, and Director
                                                            Chairman and Chief                              of Valero Energy
                                                            Executive Officer of the                        Corporation, an
                                                            Allstate Corporation                            independent refining
                                                            ("Allstate") and Allstate                       company.
                                                            Insurance Company. Prior
                                                            to January 1995,
                                                            President and Chief
                                                            Executive Officer of
                                                            Allstate. Prior to
                                                            August 1994, various
                                                            management positions at
                                                            Allstate.

Linda Hutton Heagy (54)      Director    Director since     Regional Managing Partner      57
Sears Tower                              1997               of Heidrick & Struggles,
233 South Wacker Drive                                      an executive search firm.
Suite 7000                                                  Trustee/ Director of
Chicago, IL 60606                                           funds in the Fund
                                                            Complex. Trustee on the
                                                            University of Chicago
                                                            Hospitals Board, Vice
                                                            Chair of the Board of the
                                                            YMCA of Metropolitan
                                                            Chicago and a member of
                                                            the Women's Board of the
                                                            University of Chicago.
                                                            Prior to 1997, Partner,
                                                            Ray & Berndtson, Inc., an
                                                            executive recruiting
                                                            firm. Prior to 1996,
                                                            Trustee of The
                                                            International House
                                                            Board, a fellowship and
                                                            housing organization for
                                                            international graduate
                                                            students. Formerly,
                                                            Executive Vice President
                                                            of ABN AMRO, N.A., a
                                                            Dutch bank holding
                                                            company. Prior to 1992,
                                                            Executive Vice President
                                                            of La Salle National Bank.

                                                                                            NUMBER OF
                                                                                             FUNDS IN
                                              TERM OF                                          FUND
                             POSITION(S)    OFFICE AND                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN       OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        TIME SERVED     DURING PAST 5 YEARS            BY DIRECTOR      HELD BY DIRECTOR
R. Craig Kennedy (50)        Director    Director since     Director and President,        57
1744 R Street, N.W.                      1997               German Marshall Fund of
Washington, D.C. 20009                                      the United States, an
                                                            independent U.S.
                                                            foundation created to
                                                            deepen understanding,
                                                            promote collaboration and
                                                            stimulate exchanges of
                                                            practical experience
                                                            between Americans and
                                                            Europeans.
                                                            Trustee/Director of funds
                                                            in the Fund Complex.
                                                            Formerly, advisor to the
                                                            Dennis Trading Group
                                                            Inc., a managed futures
                                                            and option company that
                                                            invests money for
                                                            individuals and
                                                            institutions. Prior to
                                                            1992, President and Chief
                                                            Executive Officer,
                                                            Director and member of
                                                            the Investment Committee
                                                            of the Joyce Foundation,
                                                            a private foundation.

Jack E. Nelson (66)          Director    Director since     President, Nelson              57
423 Country Club Drive                   1997               Investment Planning
Winter Park, FL 32789                                       Services, Inc., a
                                                            financial planning
                                                            company and registered
                                                            investment adviser in the
                                                            State of Florida.
                                                            President, Nelson Ivest
                                                            Brokerage Services Inc.,
                                                            a member of the National
                                                            Association of
                                                            Securities Dealers, Inc.
                                                            and Securities Investors
                                                            Protection Corp.
                                                            Trustee/Director of
                                                            funds in the Fund
                                                            Complex.

                                                                                            NUMBER OF
                                                                                             FUNDS IN
                                               TERM OF                                         FUND
                              POSITION(S)    OFFICE AND                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH       LENGTH OF     PRINCIPAL OCCUPATION(S)          OVERSEEN       OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND        TIME SERVED    DURING PAST 5 YEARS            BY DIRECTOR      HELD BY DIRECTOR
Suzanne H. Woolsey (60)       Director    Director since    Chief Communications          57                Director of Neurogen
2101 Constitution Ave., N.W.  Chief       1999              Officer of the National                         Corporation, a
Room 285                      Operating                     Academy of                                      pharmaceutical company,
Washington, D.C. 20418        Officer                       Sciences/National                               since January 1998.
                              from                          Research Council, an
                              1993-2001.                    independent, federally
                                                            chartered policy
                                                            institution, since 2001
                                                            and previously
                                                            Trustee/Director of funds
                                                            in the Fund Complex.
                                                            Director of the Institute
                                                            for Defense Analyses, a
                                                            federally funded research
                                                            and development center,
                                                            Director of the German
                                                            Marshall Fund of the
                                                            United States, Trustee of
                                                            Colorado College and Vice
                                                            Chair of the Board of the
                                                            Council for Excellence in
                                                            Government. Prior to
                                                            1993, Executive Director
                                                            of the Commission on
                                                            Behavioral and Social
                                                            Sciences and Education at
                                                            the National Academy of
                                                            Sciences/National
                                                            Research Council. From
                                                            1980 through 1989,
                                                            Partner of Coopers &
                                                            Lybrand.

INTERESTED DIRECTORS:*

                                                                                            NUMBER OF
                                             TERM OF                                         FUNDS IN
                                            OFFICE AND                                         FUND
                             POSITION(S)    LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS        HELD WITH         TIME         PRINCIPAL OCCUPATION(S)          OVERSEEN       OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR          FUND          SERVED        DURING PAST 5 YEARS            BY DIRECTOR      HELD BY DIRECTOR
Mitchell M. Merin* (49)      Director    Director since     President and Chief            57
1221 Avenue of the Americas              1999               Operating Officer of
New York, NY 10020                                          Morgan Stanley Investment
                                                            Management since
                                                            December 1998. President
                                                            and Director since
                                                            April 1997 and Chief
                                                            Executive Officer since
                                                            June 1998 of Morgan
                                                            Stanley Investment
                                                            Advisors Inc. and Morgan
                                                            Stanley Services Company
                                                            Inc. Chairman, Chief
                                                            Executive Officer and
                                                            Director of Morgan
                                                            Stanley Distributors
                                                            Inc. since June 1998.
                                                            Chairman and Chief
                                                            Executive Officer since
                                                            June 1998, and Director
                                                            since January 1998 of
                                                            Morgan Stanley Trust.
                                                            Director of various
                                                            Morgan Stanley
                                                            subsidiaries. President
                                                            of the Morgan Stanley
                                                            Funds since May 1999.
                                                            Trustee/Director of
                                                            funds in the Fund
                                                            Complex. Previously
                                                            Chief Strategic Officer
                                                            of Morgan Stanley
                                                            Investment Advisors Inc.
                                                            and Morgan Stanley
                                                            Services Company Inc.
                                                            and Executive Vice
                                                            President of Morgan
                                                            Stanley Distributors Inc.
                                                            April 1997-June 1998,
                                                            Vice President of the
                                                            Morgan Stanley Funds
                                                            May 1997-April 1999, and
                                                            Executive Vice President
                                                            of Dean Witter,
                                                            Discover & Co. prior to
                                                            May 1997.

                                                                                            NUMBER OF
                                              TERM OF                                        FUNDS IN
                                             OFFICE AND                                        FUND
                              POSITION(S)    LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS         HELD WITH         TIME        PRINCIPAL OCCUPATION(S)          OVERSEEN       OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR           FUND          SERVED       DURING PAST 5 YEARS            BY DIRECTOR      HELD BY DIRECTOR
Richard F. Powers, III* (56)  Director    Director since    Chairman, President,           94
1 Parkview Plaza              and         1999              Chief Executive Officer,
P.O. Box 5555                 President                     Director and Managing
Oakbrook Terrace, IL 60181                                  Director of Van Kampen
                                                            Investments. Chairman,
                                                            Director and Chief
                                                            Executive Officer of the
                                                            Advisers, the Distributor
                                                            and Van Kampen Advisors
                                                            Inc. since 1998. Managing
                                                            Director of the Advisers,
                                                            the Distributor and Van
                                                            Kampen Advisors Inc.
                                                            since July 2001. Director
                                                            and Officer of certain
                                                            other subsidiaries of Van
                                                            Kampen Investments. Chief
                                                            Sales and Marketing
                                                            Officer of Morgan Stanley
                                                            Asset Management Inc.
                                                            Trustee/Director and
                                                            President or Trustee,
                                                            President and Chairman of
                                                            the Board of funds in the
                                                            Fund Complex. Prior to
                                                            May 1998, Executive Vice
                                                            President and Director
                                                            of Marketing at Morgan
                                                            Stanley and Director of
                                                            Dean Witter, Discover &
                                                            Co. and Dean Witter
                                                            Realty. Prior to 1996,
                                                            Director of Dean Witter
                                                            Reynolds Inc.

Wayne W. Whalen* (62) 333     Director    Director since    Partner in the law firm        94
West Wacker Drive Chicago,                1997              of Skadden, Arps, Slate,
IL 60606                                                    Meagher & Flom
                                                            (Illinois), legal counsel
                                                            to funds in the Fund
                                                            Complex. Trustee/
                                                            Director/Managing General
                                                            Partner of funds in the
                                                            Fund Complex.

* SUCH DIRECTOR IS AN "INTERESTED PERSON" (WITHIN THE MEANING OF SECTION 2(a)(19) OF THE 1940 ACT). MR. WHALEN IS AN INTERESTED PERSON OF CERTAIN FUNDS IN THE FUND COMPLEX BY REASON OF HIS FIRM CURRENTLY ACTING AS LEGAL COUNSEL TO SUCH FUNDS IN THE FUND COMPLEX. MESSRS. MERIN AND POWERS ARE INTERESTED PERSONS OF FUNDS IN THE FUND COMPLEX AND THE ADVISERS BY REASON OF THEIR POSITIONS WITH MORGAN STANLEY OR ITS AFFILIATES.

OFFICERS:

                              TERM OF
                             OFFICE AND
                             POSITION(S)    LENGTH OF
NAME, AGE AND                 HELD WITH       TIME                    PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER               FUND        SERVED                   DURING PAST 5 YEARS
Stephen L. Boyd (61)         Vice          Officer                    Managing Director and Chief Investment
2800 Post Oak Blvd.          President     since 1998                 Officer of Van Kampen Investments,and
45th Floor                                                            Managing Director and President of the
Houston, TX 77056                                                     Advisers and Van Kampen Advisors Inc.
                                                                      Executive Vice President and Chief
                                                                      Investment Officer of funds in the Fund
                                                                      Complex. Prior to December 2000, Executive
                                                                      Vice President and Chief Investment Officer
                                                                      of Van Kampen Investments, and President and
                                                                      Chief Operating Officer of the Advisers.
                                                                      Prior to April 2000, Executive Vice
                                                                      President and Chief Investment Officer for
                                                                      Equity Investments of the Advisers. Prior to
                                                                      October 1998, Vice President and Senior
                                                                      Portfolio Manager with AIM Capital
                                                                      Management, Inc. Prior to February 1998,
                                                                      Senior Vice President and Portfolio Manager
                                                                      of Van Kampen American Capital Asset
                                                                      Management, Inc., Van Kampen American
                                                                      Capital Investment Advisory Corp. and Van
                                                                      Kampen American Capital Management, Inc.

Joseph J. McAlinden (59)     Chief         Officer                    Managing Director and Chief Investment
1221 Avenue of the Americas  Investment    since 2002                 Officer of Morgan Stanley Investment
New York, NY 10020           Officer                                  Advisors Inc. and Director of Morgan Stanley
                                                                      Trust for over 5 years.

                              TERM OF
                             OFFICE AND
                             POSITION(S)    LENGTH OF
NAME, AGE AND                 HELD WITH       TIME                    PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER               FUND        SERVED                   DURING PAST 5 YEARS
A. Thomas Smith III (45)     Vice          Officer                    Managing Director and Director of Van Kampen
1221 Avenue of the Americas  President     since 1999                 Investments, Director of the Advisers, Van
New York, NY 10020           and                                      Kampen Advisors Inc., the Distributor,
                             Secretary                                Investor Services and certain other
                                                                      subsidiaries of Van Kampen Investments.
                                                                      Managing Director and General Counsel-Mutual
                                                                      Funds of Morgan Stanley Investment Advisors,
                                                                      Inc. Vice President or Principal Legal
                                                                      Officer and Secretary of funds in the
                                                                      Fund Complex. Prior to July 2001, Managing
                                                                      Director, General Counsel, Secretary and
                                                                      Director of Van Kampen Investments, the
                                                                      Advisers, the Distributor, Investor Services,
                                                                      and certain other subsidiaries of Van Kampen
                                                                      Investments. Prior to December 2000,
                                                                      Executive Vice President, General Counsel,
                                                                      Secretary and Director of Van Kampen
                                                                      Investments, the Advisers, Van Kampen
                                                                      Advisors Inc., the Distributor, Investor
                                                                      Services and certain other subsidiaries of
                                                                      Van Kampen Investments. Prior to
                                                                      January 1999, Vice President and Associate
                                                                      General Counsel to New York Life Insurance
                                                                      Company ("New York Life"), and prior
                                                                      to March 1997, Associate General Counsel of
                                                                      New York Life. Prior to December 1993,
                                                                      Assistant General Counsel of The Dreyfus
                                                                      Corporation. Priorto August 1991, Senior
                                                                      Associate, Willkie Farr & Gallagher. Prior
                                                                      to January 1989, Staff Attorney at the
                                                                      Securities and Exchange Commission, Division
                                                                      of Investment Management, Office of Chief
                                                                      Counsel.

John R. Reynoldson (49)      Vice          Officer                    Executive Director of the Advisers and Van
1 Parkview Plaza             President     since 2000                 Kampen Advisors Inc. Vice President of funds
Oakbrook Terrace, IL 60181                                            in the Fund Complex. Prior to July 2001, Principal
                                                                      and Co-head of the Fixed Income Department of the
                                                                      Advisers and Van Kampen Advisors Inc. Prior to
                                                                      December 2000, Senior Vice President of the
                                                                      Advisers and Van Kampen Advisors Inc. Prior to May
                                                                      2000, he managed the investment grade taxable group
                                                                      for the Advisers since July 1999. From July 1988
                                                                      to June 1999, he managed the government securities
                                                                      bond group for Asset Management. Mr. Reynoldson has
                                                                      been with Asset Management since April 1987.

                                TERM OF
                               OFFICE AND
                               POSITION(S)    LENGTH OF
NAME, AGE AND                   HELD WITH       TIME                    PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                 FUND        SERVED                   DURING PAST 5 YEARS
John L. Sullivan (47)          Vice          Officer
1 Parkview Plaza               President,    since 1997                 Executive Director of Van Kampen
Oakbrook Terrace, IL 60181     Chief                                    Investments, the Advisers and Van
                               Financial                                Kampen Advisors Inc. Vice President, Chief
                               Officer                                  Financial Officer and Treasurer of funds
                               and                                      in the Fund Complex. Head of Fund Accounting
                               Treasurer                                for Morgan Stanley Investment Management.

John H. Zimmermann, III (44)   Vice          Officer since 2000         Managing Director and Director of Van Kampen
Harborside Financial Center    President                                Investments, and Managing Director, President
Plaza 2 - 7th Floor                                                     and Director of the Distributor. Vice
Jersey City, NJ 07311                                                   President of funds in the Fund Complex. Prior
                                                                        to December 2000, President of Van
                                                                        Kampen Insurance Agency of Illinois Inc., and
                                                                        Senior Vice President and Director of Van
                                                                        Kampen Investments. From November 1992 to
                                                                        December 1997, Mr. Zimmermann was Senior
                                                                        Vice President of the Distributor.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY
CALLING (800) 847-2424


                     Van Kampen Funds Inc.
                     1 Parkview Plaza, P.O. Box 5555
                     Oakbrook Terrace, IL 60181-5555
                     www.vankampen.com


                 [VAN KAMPEN INVESTMENTS LOGO]


                    Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
                    455, 555, 655                              Member NASD/SIPC.
                    MSEM ANR 8/02                                6898H02-AP-8/02

VAN KAMPEN
EQUITY GROWTH FUND
ANNUAL REPORT

JUNE 30, 2002

[PHOTO OF FATHER DAUGHTER SAILBOAT]

PRIVACY NOTICE INFORMATION ON THE BACK.

[VAN KAMPEN INVESTMENTS LOGO]

TABLE OF CONTENTS

                                       OVERVIEW
                         LETTER TO SHAREHOLDERS    1
                              ECONOMIC SNAPSHOT    2

                            PERFORMANCE SUMMARY
                              RETURN HIGHLIGHTS    4
            PERFORMANCE OF A $10,000 INVESTMENT    5

                          PORTFOLIO AT A GLANCE
                               TOP TEN HOLDINGS    6
                               TOP FIVE SECTORS    6
               Q&A WITH YOUR PORTFOLIO MANAGERS    7
                              GLOSSARY OF TERMS   10

                                 BY THE NUMBERS
                        YOUR FUND'S INVESTMENTS   11
                           FINANCIAL STATEMENTS   16
                  NOTES TO FINANCIAL STATEMENTS   22
                 REPORT OF INDEPENDENT AUDITORS   28

                         VAN KAMPEN INVESTMENTS
                 THE VAN KAMPEN FAMILY OF FUNDS   29
     BOARD OF DIRECTORS AND IMPORTANT ADDRESSES   30
               DIRECTOR AND OFFICER INFORMATION   31


THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.


 NOT FDIC INSURED.      MAY LOSE VALUE.    NO BANK GUARANTEE.

[SIDENOTE]
YOU HAVE A TIME-TESTED PARTNER IN VAN KAMPEN.

                                OVERVIEW

LETTER TO SHAREHOLDERS
JULY 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.


Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 2000--MARCH 31, 2002)

[CHART]

Mar-00              4.8%
Jun-00              5.7%
Sep-00              1.3%
Dec-00              1.9%
Mar-01              1.3%
Jun-01              0.3%
Sep-01             -1.3%
Dec-01              1.7%
Mar-02              6.1%

SOURCE: BUREAU OF ECONOMIC ANALYSIS



INTEREST RATES AND INFLATION
(JUNE 30, 2000--JUNE 30, 2002)

[CHART]

         INTEREST RATES   INFLATION
Jun-00        6.500          3.7
Jul-00        6.500          3.7
Aug-00        6.500          3.4
Sep-00        6.500          3.5
Oct-00        6.500          3.4
Nov-00        6.500          3.4
Dec-01        6.500          3.4
Jan-01        5.500          3.7
Feb-01        5.500          3.5
Mar-01        5.000          2.9
Apr-01        4.500          3.3
May-01        4.000          3.6
Jun-01        3.750          3.2
Jul-01        3.750          2.7
Aug-01        3.500          2.7
Sep-01        3.000          2.6
Oct-01        2.500          2.1
Nov-01        2.000          1.9
Dec-01        1.750          1.6
Jan-02        1.750          1.1
Feb-02        1.750          1.1
Mar-02        1.750          1.5
Apr-02        1.750          1.6
May-02        1.750          1.2
Jun-02        1.750          1.1

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2002)

                                                A SHARES     B SHARES    C SHARES
---------------------------------------------------------------------------------
One-year total return based on NAV(1)           -22.12%       -22.65%     -22.67%
---------------------------------------------------------------------------------
One-year total return(2)                        -26.62%       -26.51%     -23.44%
---------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)      -3.48%        -3.08%      -2.78%
---------------------------------------------------------------------------------
Commencement date                               5/29/98       5/29/98     5/29/98
---------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PERFORMANCE OF A $10,000 INVESTMENT
(MAY 29, 1998--JUNE 30, 2002)

[CHART]

                                    STANDARD & POOR'S 500 INDEX
                                    MEASURES THE PERFORMANCE OF
                                   500 WIDELY HELD COMMON STOCKS
              EQUITY GROWTH FUND    FROM 83 INDUSTRIAL GROUPS.+
5/29/1998           $9,425                   $10,000
6/98                $9,698                   $10,394
9/98                $8,398                    $9,323
12/98              $10,276                   $11,267
3/99               $11,002                   $11,793
6/99               $11,822                   $12,584
9/99               $11,709                   $11,759
12/99              $14,216                   $13,469
3/00               $15,562                   $13,738
6/00               $15,045                   $13,335
9/00               $14,713                   $13,169
12/00              $12,473                   $12,104
3/01               $10,181                   $10,637
6/01               $11,110                   $11,225
9/01                $9,375                    $9,543
12/01              $10,552                   $10,525
3/02               $10,212                   $10,519
6/02                $8,653                    $9,074

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE STANDARD & POOR'S 500 INDEX OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS PERFORMANCE DOES NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE PERFORMANCE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
+ BLOOMBERG

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2002)

1.   GENERAL ELECTRIC                   7.0%
     Produces appliances, lighting products,
     aircraft engines, and plastics.

2.   MICROSOFT                          5.5%
     Develops and supports a range of
     software products.

3.   FREDDIE MAC (FORMERLY FEDERAL
     HOME LOAN MORTGAGE CORP.)          4.4%
     Works with lenders to provide federally
     mandated mortgages to families in the
     United States.

4.   PFIZER                             4.2%
     Manufactures pharmaceuticals,
     including Viagra and Lipitor, and
     consumer products such as Certs,
     Listerine, and Visine.

5.   CITIGROUP                          3.3%
     Provides financial services to consumer
     and corporate customers around the
     world.

6.   WAL-MART STORES                    3.0%
     Operates discount department stores
     and warehouse membership clubs.

7.   HOME DEPOT                         3.0%
     Sells building materials and home-
     improvement products.

8.   INTEL                              2.6%
     Designs, manufactures, and markets
     microcomputer components.

9.   AMERICAN INTERNATIONAL
     GROUP (AIG)                        2.2%
     Provides insurance and other financial
     services worldwide.

10.  COCA-COLA                          2.1%
     Manufactures soft drinks, including such brands as Coke, Sprite, Evian, and Minute Maid.

+SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS
 PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM
 INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                              June 30, 2002    June 30, 2001
Health Care                        19.3%            18.2%
Information Technology             18.2%            24.2%
Financials                         16.5%            12.0%
Consumer Discretionary             15.3%            12.2%
Industrials                        11.3%            19.6%

* SUBJECT TO CHANGE DAILY. THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EQUITY GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S SELECT GROWTH TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE WILLIAM AUSLANDER, MANAGING DIRECTOR; PETER DANNENBAUM, EXECUTIVE DIRECTOR; AND JEFFREY ALVINO, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q    HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD?

A    In a difficult environment for equity investing, the fund returned -22.12 percent for the 12-month period ended June 30, 2002. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISER.

     The fund's benchmark, the Standard & Poor's 500 Index, returned -17.97 percent in the period. THE S&P 500 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q WHAT WERE SOME OF THE BROADER MARKET FACTORS THAT MADE THE INVESTING ENVIRONMENT CHALLENGING?

A    The volatile market environment that became pronounced after the September
11 terrorist attacks continued into the first half of 2002. Growth stocks were particularly hard hit across the capitalization spectrum in the traditional growth areas of technology, biotechnology and telecom services. Accounting concerns remained at the forefront of investors' minds, amid a number of corporate scandals and bankruptcies, which culminated with the news of massive accounting fraud reported by WorldCom. In addition, weak corporate profits, earnings warnings and an apparent lack of encouraging forward guidance contributed to market pessimism, as did investor concern about geopolitical conflict overseas and fears of new terrorist attacks. These sentiments weighed heavily on the market, and although the macroeconomic picture did show some signs of improvement during the period as a number of positive data points were reported and inflation remained stable, the overall market sentiment and investor confidence was negative in the reporting period.

Q    WHAT WAS YOUR STRATEGY IN MANAGING THE FUND IN THESE DIFFICULT CONDITIONS?

A    In typical market conditions, the fund holds a mix of moderate and cyclical growth stocks. Moderate growers are companies expected to continue their earnings growth regardless of the macroeconomic situation. Cyclical growth stocks are more likely to outperform when the economy is strong. Early in the period, we determined that third-quarter 2001 corporate earnings would be lower than expected, especially in the technology sector. In response, we slightly increased the fund's weighting in moderate growers by paring back its technology investments and moving into what we deemed were more defensive stocks, such as those in the health-care industry. This strategy served the fund well during the third quarter, as many moderate growth stocks outperformed their cyclical counterparts. After the post-September 11 market drop, we modified this strategy, believing that the stock market had declined further than was warranted and that a number of stocks--especially in the technology sector--had become available at what we deemed to be attractive prices. This strategy worked well in the fourth quarter, as technology stocks rose with the rest of the market. We again reduced our technology weighting in response to the sharp rise in technology valuations, which, in our view, had gotten ahead of business momentum. This decision proved prudent, as the rise was short-lived, as the first quarter of 2002 saw renewed intense fluctuations in investor sentiment.

Q    WHAT WERE SOME OF THE AREAS THAT DETRACTED FROM THE FUND'S PERFORMANCE?

A    Industrials and consumer discretionary stocks were two areas that struggled significantly. Tyco, formerly the fund's largest position, suffered a sharp decline amid concerns about its planned split into four separate companies and accounting concerns, exacerbated by the Enron debacle. We liquidated the fund's position in Tyco in January 2002. General Electric is, at present, the fund's largest holding, and despite its recent struggles we added to the fund's position in GE on weakness. GE continued to struggle as a result of accounting fears, despite having a strong and well-diversified business model.

Q    WHAT WERE SOME OF THE AREAS THAT HELPED THE FUND'S PERFORMANCE?

A    Stock selection was favorable relative to the S&P 500 in health care and information technology. In the health-care sector, Lab Corp and Quest Diagnostics were among the better performing issues. Underweighted positions in telecom services stocks and our complete avoidance of the utilities sector helped the fund's relative performance, as these areas continued to struggle. The fund's holdings in the defense sector also performed well, including General Dynamics and Raytheon.
     KEEP IN MIND NOT ALL STOCKS HELD BY THE FUND PERFORMED FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE STOCKS WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE.

Q    WERE THERE ANY MAJOR CHANGES MADE TO THE FUND'S PORTFOLIO IN THE PERIOD?

A    As we mentioned, Tyco had been the fund's largest holding, but was eliminated in the period. Also, we've shifted some assets to health-care issues, mainly because of what we feel could be attractive valuations. We've also added to some of our bellwether technology stocks, including Microsoft, Cisco and Intel, and we are looking for attractive opportunities in the software and storage industries. We believe these companies will be well positioned to benefit from an upturn in the economy.
     Among financials, we've added to some lower-beta stocks, including Citigroup and Freddie Mac. Citigroup had declined on concerns about the company's exposure to Latin America, and to troubled names such as Adelphia and WorldCom. In our view, these exposures are not material, given the diversity of Citigroup's business model. Overall, we've increased the fund's exposure to cyclical growth stocks, as these issues tend to perform well in a recovering economic climate, which we are cautiously optimistic for in the latter part of 2002.

Q    WHAT IS YOUR OUTLOOK FOR THE FUND AND THE ECONOMY IN THE COMING MONTHS?

A    The recent stream of accounting irregularities is leading to a sell-off that could ultimately, in our view, be healthy for the markets. We believe that as corporate accounting practices become more regulated, investors will then begin to regain confidence in the integrity and competency of company managements. The economy has shown signs of improvement, and we believe a recovery may take place by the end of 2002. The fund remains invested in a mix of stable and cyclical growth companies, and we continue to focus on intense fundamental research.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE
COMMON STOCKS 95.6%
CONSUMER DISCRETIONARY  15.3%
HOTELS RESTAURANTS & LEISURE  1.1%
International Game Technology (a)                            5,600      $   317,520
Wendy's International, Inc.                                  5,750          229,023
Yum! Brands, Inc. (a)                                       10,100          295,425
                                                                        -----------
                                                                            841,968
                                                                        -----------
MEDIA  3.8%
AOL Time Warner, Inc. (a)                                   20,950          308,174
Gannett Co., Inc. (a)                                        2,500          189,750
Liberty Media Corp., Class A (a)                            74,850          748,500
Univision Communications, Inc., Class A (a)                 11,850          372,090
Viacom, Inc., Class B (a)                                   29,070        1,289,836
                                                                        -----------
                                                                          2,908,350
                                                                        -----------
MEDIA & ENTERTAINMENT  0.4%
Regal Entertainment Group (a)                               13,000          303,160
                                                                        -----------
MULTILINE RETAIL  5.8%
BJ's Wholesale Club, Inc. (a)                               14,200          546,700
Costco Wholesale Corp. (a)                                  11,100          428,682
Dollar General Corp.                                        25,600          487,168
Dollar Tree Stores, Inc. (a)                                10,750          423,657
TJX Cos., Inc.                                              13,950          273,560
Wal-Mart Stores, Inc.                                       42,000        2,310,420
                                                                        -----------
                                                                          4,470,187
                                                                        -----------
SPECIALTY RETAIL  4.2%
Home Depot, Inc.                                            62,250        2,286,442
Limited Brands                                              31,350          667,755
Tiffany & Co.                                                8,900          313,280
                                                                        -----------
                                                                          3,267,477
                                                                        -----------
TOTAL CONSUMER DISCRETIONARY                                             11,791,142
                                                                        -----------
CONSUMER STAPLES  9.4%
BEVERAGES  3.9%
Anheuser-Busch Cos., Inc.                                   15,200          760,000
Coca-Cola Co.                                               29,250        1,638,000
PepsiCo, Inc.                                               13,150          633,830
                                                                        -----------
                                                                          3,031,830
                                                                        -----------


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE
FOOD & DRUG RETAILING 1.2%
Walgreen Co.                                                15,400       $  594,902
Weight Watchers International, Inc. (a)                      7,700          334,488
                                                                        -----------
                                                                            929,390
                                                                        -----------
HOUSEHOLD PRODUCTS  2.6%
Alberto-Culver Co., Class B                                  5,600          267,680
Colgate Palmolive Co.                                        4,150          207,708
Procter & Gamble Co.                                        17,300        1,544,890
                                                                        -----------
                                                                          2,020,278
                                                                        -----------
TOBACCO  1.7%
Loews Corp.-Carolina Group                                  10,100          273,205
Philip Morris Cos., Inc.                                    23,600        1,030,848
                                                                        -----------
                                                                          1,304,053
                                                                        -----------
TOTAL CONSUMER STAPLES                                                    7,285,551
                                                                        -----------
ENERGY  3.2%
ENERGY EQUIPMENT & SERVICES  2.2%
Baker Hughes, Inc.                                          35,700        1,188,453
BJ Services Co. (a)                                         15,200          514,976
                                                                        -----------
                                                                          1,703,429
                                                                        -----------
OIL & GAS  1.0%
Anadarko Petroleum Corp.                                    16,200          798,660
                                                                        -----------
TOTAL ENERGY                                                              2,502,089
                                                                        -----------
FINANCIALS  16.5%
BANKS  4.7%
Bank of New York Co., Inc.                                  19,500          658,125
Capital One Financial Corp.                                 25,350        1,547,617
Charter One Financial, Inc.                                  8,650          297,387
Fifth Third Bancorp                                         13,550          903,108
Synovus Financial Corp.                                      7,700          211,904
                                                                        -----------
                                                                          3,618,141
                                                                        -----------
DIVERSIFIED FINANCIALS  9.3%
American Express Co.                                        13,500          490,320
Citigroup, Inc.                                             65,433        2,535,528
Freddie Mac                                                 55,000        3,366,000
Goldman Sachs Group, Inc.                                   10,725          786,679
                                                                        -----------
                                                                          7,178,527
                                                                        -----------
INSURANCE  2.2%
American International Group, Inc.                          24,900        1,698,927
                                                                        -----------
INTERNET SOFTWARE & SERVICES  0.3%
SunGard Data Systems, Inc. (a)                               8,450          223,756
                                                                        -----------
TOTAL FINANCIALS                                                         12,719,351
                                                                        -----------


                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE
HEALTH CARE 19.3%
BIOTECHNOLOGY  0.6%
Amgen, Inc. (a)                                             10,600       $  443,928
                                                                        -----------
HEALTH CARE EQUIPMENT & SUPPLIES  1.6%
Baxter International, Inc.                                   8,700          386,715
Medtronic, Inc.                                             20,000          857,000
                                                                        -----------
                                                                          1,243,715
                                                                        -----------
HEALTH CARE PROVIDERS & SERVICES  5.2%
AmerisourceBergen Corp.                                      8,200          623,200
Cardinal Health, Inc.                                        4,150          254,852
HCA, Inc.                                                   24,200        1,149,500
Laboratory Corp of America Holdings (a)                     20,750          947,237
Quest Diagnostics (a)                                       12,550        1,079,927
                                                                        -----------
                                                                          4,054,716
                                                                        -----------
PHARMACEUTICALS  11.9%
Abbott Laboratories                                         28,250        1,063,613
Celgene Corp. (a)                                            6,300           96,390
Eli Lilly & Co.                                              8,000          451,200
Gilead Sciences, Inc. (a)                                    6,800          223,584
Johnson & Johnson                                           29,100        1,520,766
Merck & Co., Inc.                                            4,850          245,604
Pfizer, Inc.                                                91,500        3,202,500
Pharmacia Corp.                                             20,918          783,379
Wyeth                                                       30,500        1,561,600
                                                                        -----------
                                                                          9,148,636
                                                                        -----------
TOTAL HEALTH CARE                                                        14,890,995
                                                                        -----------
INDUSTRIALS  11.3%
AEROSPACE & DEFENSE  2.1%
Alliant Techsystems, Inc. (a)                                3,100          197,780
General Dynamics Corp.                                       9,400          999,690
Raytheon Co.                                                 9,400          383,050
                                                                        -----------
                                                                          1,580,520
                                                                        -----------
COMMERCIAL SERVICES & SUPPLIES  2.2%
Affiliated Computer Services, Inc. (a)                       6,300          299,124
Concord EFS, Inc. (a)                                        8,900          268,246
First Data Corp.                                            31,100        1,156,920
                                                                        -----------
                                                                          1,724,290
                                                                        -----------
INDUSTRIAL CONGLOMERATES  7.0%
General Electric Co.                                       186,975        5,431,624
                                                                        -----------
TOTAL INDUSTRIALS                                                         8,736,434
                                                                        -----------


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE
INFORMATION TECHNOLOGY  18.2%
COMMUNICATIONS EQUIPMENT  2.8%
Brocade Communications Systems, Inc. (a)                     7,500       $  131,100
Cisco Systems, Inc. (a)                                    101,400        1,414,530
Motorola, Inc.                                              22,650          326,613
QUALCOMM, Inc. (a)                                          10,150          279,024
                                                                        -----------
                                                                          2,151,267
                                                                        -----------
COMPUTERS & PERIPHERALS  2.4%
Dell Computer Corp. (a)                                     43,700        1,142,318
EMC Corp. (a)                                               28,250          213,287
International Business Machines Corp.                        4,550          327,600
Seagate Technology, Inc. (b,c)                              15,200               -0-
Sun Microsystems, Inc. (a)                                  31,850          159,569
                                                                        -----------
                                                                          1,842,774
                                                                        -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS  6.1%
Altera Corp. (a)                                             7,500          102,000
Analog Devices, Inc. (a)                                     4,500          133,650
Applied Materials, Inc. (a)                                 33,750          641,925
Intel Corp.                                                110,600        2,020,662
Linear Technology Corp.                                     14,450          454,163
Maxim Integrated Products, Inc. (a)                          5,350          205,065
Texas Instruments, Inc.                                     40,050          949,185
Xilinx, Inc. (a)                                             7,750          173,833
                                                                        -----------
                                                                          4,680,483
                                                                        -----------
SOFTWARE  6.9%
Intuit, Inc. (a)                                             9,000          447,480
Microsoft Corp. (a)                                         77,500        4,239,250
Oracle Corp. (a)                                            45,400          429,938
VERITAS Software Corp. (a)                                  10,886          215,434
                                                                        -----------
                                                                          5,332,102
                                                                        -----------
TOTAL INFORMATION TECHNOLOGY                                             14,006,626
                                                                        -----------
MATERIALS  0.7%
CONSTRUCTION  0.7%
Lowe's Cos., Inc.                                           12,550          569,770
                                                                        -----------
TECHNOLOGY  0.1%
SEMI-CONDUCTORS/COMPONENTS  0.1%
Intersil Corp.                                               3,900           83,382
                                                                        -----------


                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE
TELECOMMUNICATION SERVICES  1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES  1.6%
SBC Communications, Inc.                                    18,800       $  573,400
Verizon Communications, Inc.                                16,084          645,773
                                                                        -----------
                                                                          1,219,173
                                                                        -----------
TOTAL LONG-TERM INVESTMENTS  95.6%
    (Cost $74,347,784)                                                   73,804,513
                                                                        -----------
REPURCHASE AGREEMENT  5.8%
J.P. Morgan Securities Inc. ($4,437,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    06/28/02, to be sold on 07/01/02 at $4,437,647)
    (Cost $4,437,000)                                                     4,437,000
                                                                        -----------
TOTAL INVESTMENTS  101.4%
    (Cost $78,784,784)                                                   78,241,513
                                                                        -----------
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.4)%                            (1,145,745)
                                                                        -----------
NET ASSETS  100%                                                        $77,095,768
                                                                        ===========

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b) SECURITY HAS BEEN DEEMED ILLIQUID.

(c) SECURITY VALUED AT FAIR VALUE--SEE NOTE 1-A TO FINANCIAL STATEMENTS.


SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002

ASSETS:
Total Investments (Cost $78,784,784)                                   $ 78,241,513
Cash                                                                            716
Receivables:
  Investments Sold                                                        4,256,906
  Fund Shares Sold                                                          208,103
  Dividends                                                                  60,312
  Interest                                                                      647
Deferred Organizational Costs                                                 1,073
Other                                                                        24,424
                                                                       ------------
    Total Assets                                                         82,793,694
                                                                       ------------
LIABILITIES:
Payables:
  Investments Purchased                                                   4,924,320
  Fund Shares Repurchased                                                   527,251
  Distributor and Affiliates                                                 74,152
  Investment Advisory Fee                                                    46,452
  Administrative Fee                                                         17,339
  Directors' Fee                                                              1,356
Accrued Expenses                                                             76,388
Directors' Deferred Compensation and Retirement Plans                        30,668
                                                                       ------------
    Total Liabilities                                                     5,697,926
                                                                       ------------
NET ASSETS                                                             $ 77,095,768
                                                                       ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares
  authorized)                                                          $112,837,805
Accumulated Net Investment Loss                                             (30,350)
Net Unrealized Depreciation                                                (543,271)
Accumulated Net Realized Loss                                           (35,168,416)
                                                                       ------------
NET ASSETS                                                             $ 77,095,768
                                                                       ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $31,017,215 and 3,702,470 shares of beneficial interest
    issued and outstanding)                                            $       8.38
    Maximum sales charge (5.75%* of offering price)                            0.51
                                                                       ------------
    Maximum offering price to public                                   $       8.89
                                                                       ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $30,423,267 and 3,746,309 shares of beneficial interest
    issued and outstanding)                                            $       8.12
                                                                       ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $15,655,286 and 1,928,954 shares of beneficial interest issued
    and outstanding)                                                   $       8.12
                                                                       ============

* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.


                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends                                                              $    731,738
Interest                                                                     57,536
                                                                       ------------
    Total Income                                                            789,274
                                                                       ------------
EXPENSES:
Investment Advisory Fee                                                     702,431
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and
  C of $86,591, $376,888 and $154,301, respectively)                        617,780
Administrative Fee                                                          223,926
Shareholder Reports                                                          96,002
Shareholder Services                                                         42,657
Custody                                                                      25,612
Legal                                                                        16,653
Directors' Fees and Related Expenses                                         14,194
Amortization of Organizational Costs                                          1,183
Other                                                                        63,121
                                                                       ------------
    Total Expenses                                                        1,803,559
    Investment Advisory Fee Reduction                                       (81,733)
                                                                       ------------
    Net Expenses                                                          1,721,826
                                                                       ------------
NET INVESTMENT LOSS                                                    $   (932,552)
                                                                       ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss                                                      $(16,952,020)
                                                                       ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                 3,921,454
  End of the Period                                                        (543,271)
                                                                       ------------
Net Unrealized Depreciation During the Period                            (4,464,725)
                                                                       ------------
NET REALIZED AND UNREALIZED LOSS                                       $(21,416,745)
                                                                       ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                             $(22,349,297)
                                                                       ============

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                          YEAR ENDED     YEAR ENDED
                                                        JUNE 30, 2002  JUNE 30, 2001
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                     $   (932,552)  $ (1,190,381)
Net Realized Loss                                        (16,952,020)   (17,794,397)
Net Unrealized Depreciation During the Period             (4,464,725)   (14,199,569)
                                                        ------------   ------------
Change in Net Assets from Operations                     (22,349,297)   (33,184,347)
                                                        ------------   ------------
Distributions from Net Realized Gain:
Class A Shares                                                   -0-     (2,278,553)
Class B Shares                                                   -0-     (2,681,721)
Class C Shares                                                   -0-       (890,951)
                                                        ------------   ------------
Total Distributions                                              -0-     (5,851,225)
                                                        ------------   ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES      (22,349,297)   (39,035,572)
                                                        ------------   ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                 47,416,691     43,953,193
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                  -0-      5,275,039
Cost of Shares Repurchased                               (43,216,886)   (22,983,623)
                                                        ------------   ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS         4,199,805     26,244,609
                                                        ------------   ------------
TOTAL DECREASE IN NET ASSETS                             (18,149,492)   (12,790,963)
NET ASSETS:
Beginning of the Period                                   95,245,260    108,036,223
                                                        ------------   ------------
End of the Period (Including accumulated net investment
   loss of $(30,350) and $(24,225), respectively)       $ 77,095,768   $ 95,245,260
                                                        ============   ============


                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                     MAY 29, 1998
                                                                                    (COMMENCEMENT
CLASS A SHARES                                        YEAR ENDED JUNE 30,           OF INVESTMENT
                                        ------------------------------------------  OPERATIONS) TO
                                        2002(a)    2001(a)     2000(a)     1999(a)   JUNE 30, 1998
                                        ------     ------      ------      ------   --------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                         $10.76     $15.42      $12.54      $10.29        $10.00
                                        ------     ------      ------      ------        ------
  Net Investment Income/Loss             (0.06)     (0.09)      (0.11)      (0.06)          -0-
  Net Realized and Unrealized
    Gain/Loss                            (2.32)     (3.85)       3.47        2.31          0.29
                                        ------     ------      ------      ------        ------
Total From Investment Operations         (2.38)     (3.94)       3.36        2.25          0.29
                                        ------     ------      ------      ------        ------
Less Distributions from Net
  Realized Gain                            -0-      (0.72)      (0.48)        -0-(c)        -0-
                                        ------     ------      ------      ------        ------
NET ASSET VALUE, END OF THE
  PERIOD                                $ 8.38     $10.76      $15.42      $12.54        $10.29
                                        ======     ======      ======      ======        ======
Total Return* (b)                       -22.12%    -26.15%      27.26%      21.90%         2.90%**
Net Assets at End of the
  Period (In millions)                  $ 31.0     $ 38.3      $ 41.6      $ 17.2         $ 2.1
Ratio of Expenses to Average
  Net Assets*                             1.50%      1.50%       1.50%       1.50%         1.50%
Ratio of Net Investment Income/
  Loss to Average Net Assets*            (0.60)%    (0.68)%     (0.77)%     (0.57)%        0.51%
Portfolio Turnover                         115%        71%         73%        126%           19%**

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                              1.60%      1.58%       1.69%       1.98%         4.06%
Ratio of Net Investment Loss to
  Average Net Assets                     (0.70)%    (0.76)%     (0.96)%     (1.05)%       (2.05)%

**   NON-ANNUALIZED

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.


SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            MAY 29, 1998
                                                                           (COMMENCEMENT
CLASS B SHARES                             YEAR ENDED JUNE 30,             OF INVESTMENT
                                   -------------------------------------  OPERATIONS) TO
                                   2002(a)   2001(a)   2000(a)   1999(a)   JUNE 30, 1998
                                   -----------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $10.51    $15.19    $12.45    $10.28        $10.00
                                   ------    ------    ------    ------        ------
  Net Investment Loss               (0.13)    (0.18)    (0.21)    (0.14)          -0-
  Net Realized and Unrealized
    Gain/Loss                       (2.26)    (3.78)     3.43      2.31          0.28
                                   ------    ------    ------    ------        ------
Total From Investment Operations    (2.39)    (3.96)     3.22      2.17          0.28
                                   ------    ------    ------    ------        ------
Less Distribution from Net
  Realized Gain                       -0-     (0.72)    (0.48)      -0-(c)        -0-
                                   ------    ------    ------    ------        ------
NET ASSET VALUE, END OF THE
  PERIOD                           $ 8.12    $10.51    $15.19    $12.45        $10.28
                                   ======    ======    ======    ======        ======
Total Return* (b)                   22.65%    26.70%    26.32%    21.14%         2.80%**
Net Assets at End of the
  Period (In millions)             $ 30.4    $ 43.4    $ 49.2    $ 24.0        $  1.5
Ratio of Expenses to Average
  Net Assets*                        2.25%     2.25%     2.25%     2.25%         2.25%
Ratio of Net Investment Loss to
  Average Net Assets*               (1.35)%   (1.43)%   (1.52)%   (1.34)%       (0.25)%
Portfolio Turnover                    115%       71%       73%      126%           19%**

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                         2.35%     2.33%     2.44%     2.72%         4.81%
Ratio of Net Investment Loss to
  Average Net Assets                (1.45)%   (1.51)%   (1.71)%   (1.81)%       (2.81)%

**   NON-ANNUALIZED

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            MAY 29, 1998
                                                                           (COMMENCEMENT
CLASS C SHARES                               YEAR ENDED JUNE 30,           OF INVESTMENT
                                   --------------------------------------  OPERATIONS) TO
                                   2002(a)    2001(a)   2000(a)   1999(a)   JUNE 30, 1998
                                   ------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $10.50     $15.18    $12.44    $10.28       $10.00
                                   ------     ------    ------    ------       ------
  Net Investment Loss               (0.13)     (0.18)    (0.21)    (0.14)         -0-
  Net Realized and Unrealized
    Gain/Loss                       (2.25)     (3.78)     3.43      2.30         0.28
                                   ------     ------    ------    ------       ------
Total From Investment Operations    (2.38)     (3.96)     3.22      2.16         0.28
                                   ------     ------    ------    ------       ------
Less Distributions from Net
  Realized Gain                       -0-      (0.72)    (0.48)      -0-(c)       -0-
                                   ------     ------    ------    ------       ------
NET ASSET VALUE, END OF THE
  PERIOD                           $ 8.12     $10.50    $15.18    $12.44       $10.28
                                   ======     ======    ======    ======       ======
Total Return* (b)                  -22.67%    -26.72%    26.34%    21.04%        2.80%**
Net Assets at End of the
  Period (In millions)             $ 15.7     $ 13.6    $ 17.2     $ 7.4        $ 1.5
Ratio of Expenses to Average
  Net Assets*                        2.25%      2.25%     2.25%     2.25%        2.25%
Ratio of Net Investment Loss to
  Average Net Assets*               (1.36)%    (1.43)%   (1.52)%   (1.32)%      (0.25)%
Portfolio Turnover                    115%        71%       73%      126%          19%**

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                         2.35%      2.33%     2.44%     2.75%        4.81%
Ratio of Net Investment Loss to
  Average Net Assets                (1.46)%    (1.51)%   (1.71)%   (1.81)%      (2.81)%

**   NON-ANNUALIZED

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.


SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

1.  SIGNIFICANT ACCOUNTING POLICIES
The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. The Fund commenced operations on May 29, 1998.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending May 27, 2003 beginning with the Fund's commencement of operations.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $21,836,660, which will expire between June 30, 2009 and June 30, 2010.
     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                $85,996,123
                                                    ===========
Gross tax unrealized appreciation                   $ 1,627,814
Gross tax unrealized depreciation                    (9,382,424)
                                                    -----------
Net tax unrealized depreciation on investments      $(7,754,610)
                                                    ===========

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


     The tax character of distributions paid during 2002 and 2001 was as follows:

                                                       2002             2001
Distributions paid from:
   Ordinary income                                          $-0-     $ 2,385,821
   Long-term capital gain                                    -0-       3,464,674
                                                            ----     -----------
                                                            $-0-     $ 5,850,495
                                                            ====     ===========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to a current year net operating loss totaling $925,244 has been reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to expenses which are not deductible for tax purposes totaling $1,183 has been reclassified from accumulated net investment loss to capital.
     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                % PER ANNUM
First $500 million                                         0.80%
Next $500 million                                          0.75%
Over $1 billion                                            0.70%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.
     For the year ended June 30, 2002, the Adviser voluntarily waived $81,733 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
     For the year ended June 30, 2002, the Fund recognized expenses of approximately $2,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of $14,400, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.
     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.
     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $42,700 representing transfer agencey fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $22,874 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $20,413.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


3.  CAPITAL TRANSACTIONS
At June 30, 2002, capital aggregated $45,341,794, $45,951,677 and $21,544,334 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                      SHARES            VALUE
   Sales:
     Class A                                          3,255,077     $ 30,313,151
     Class B                                            782,783        7,462,812
     Class C                                          1,020,560        9,640,728
                                                     ----------     ------------
   Total Sales                                        5,058,420     $ 47,416,691
                                                     ==========     ============
   Repurchases:
     Class A                                         (3,107,798)    $(28,765,353)
     Class B                                         (1,167,606)     (10,903,977)
     Class C                                           (384,945)      (3,547,556)
                                                     ----------     ------------
   Total Repurchases                                 (4,660,349)    $(43,216,886)
                                                     ==========     ============

     At June 30, 2001, capital aggregated $44,159,644, $49,790,658 and
$15,614,125 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                      SHARES            VALUE
   Sales:
     Class A                                          1,455,465     $ 19,107,854
     Class B                                          1,605,890       20,706,443
     Class C                                            312,329        4,138,896
                                                     ----------     ------------
   Total Sales                                        3,373,684     $ 43,953,193
                                                     ==========     ============
   Dividend Reinvestment:
     Class A                                            173,724     $  2,155,917
     Class B                                            191,835        2,340,359
     Class C                                             64,043          778,763
                                                     ----------     ------------
   Total Dividend Reinvestment                          429,602     $  5,275,039
                                                     ==========     ============
   Repurchases:
     Class A                                           (773,622)   $  (9,646,058)
     Class B                                           (906,514)     (10,701,028)
     Class C                                           (216,136)      (2,636,537)
                                                     ----------     ------------
   Total Repurchases                                 (1,896,272)    $(22,983,623)
                                                     ==========     ============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                          CHARGE AS A PERCENTAGE
                                                             OF DOLLAR AMOUNT
                                                             SUBJECT TO CHARGE
                                                         -------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First                                                       5.00%         1.00%
Second                                                      4.00%         None
Third                                                       3.00%         None
Fourth                                                      2.50%         None
Fifth                                                       1.50%         None
Thereafter                                                   None         None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $42,500 and CDSC on redeemed shares of Classes B and C of approximately $116,100. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS
For the year ended June 30, 2002, the Fund made purchases of $101,159,349 and sales of $97,629,776 investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.
     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $364,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $34,200.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van
Kampen Equity Growth Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Equity Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Equity Growth Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS
GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology
GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities
GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income
INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*
CAPITAL PRESERVATION
   Reserve
   Tax Free Money
SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate
TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
   vankampen.com --
   to view a prospectus, select   [ILLUSTRATION OF COMPUTER]
   DOWNLOAD PROSPECTUS

-  call us at (800) 847-2424
   Telecommunications
   Device for the Deaf (TDD)      [ILLUSTRATION OF PHONE]
   users, call (800)421-2833.

-  e-mail us by visiting
   vankampen.com and
   selecting CONTACT US           [ILLUSTRATION OF ENVELOPES]

  *Closed to new investors
 **Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EQUITY GROWTH FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

DIRECTOR AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

INDEPENDENT DIRECTORS:

                                                                                            NUMBER OF
                                            TERM OF                                         FUNDS IN
                                            OFFICE AND                                         FUND
                              POSITION(S)   LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME          PRINCIPAL OCCUPATION(S)            OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR       FUND          SERVED        DURING PAST 5 YEARS               BY DIRECTOR   HELD BY DIRECTOR
J. Miles Branagan (70)        Director      Director      Private investor.                     57
1632 Morning Mountain Road                  since 1997    Trustee/Director of funds in
Raleigh, NC 27614                                         the Fund Complex. Co-founder,
                                                          and prior to August 1996,
                                                          Chairman, Chief Executive
                                                          Officer and President, MDT
                                                          Corporation (now known as
                                                          Getinge/Castle, Inc., a
                                                          subsidiary of Getinge
                                                          Industrier AB), a company which
                                                          develops, manufactures, markets
                                                          and services medical and
                                                          scientific equipment.

                                                                                            NUMBER OF
                                            TERM OF                                         FUNDS IN
                                            OFFICE AND                                         FUND
                              POSITION(S)   LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME          PRINCIPAL OCCUPATION(S)            OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR       FUND          SERVED        DURING PAST 5 YEARS               BY DIRECTOR   HELD BY DIRECTOR
Jerry D. Choate (63)          Director      Director      Trustee/Director of funds in          57        Director of Amgen Inc., a
53 Monarch Bay Drive                        since 1999    the Fund Complex. Prior to                      biotechnological company,
Dana Point, CA 92629                                      January 1999, Chairman and                      and Director of Valero
                                                          Chief Executive Officer of the                  Energy Corporation, an
                                                          Allstate Corporation                            independent
                                                          ("Allstate") and Allstate                       refining company.
                                                          Insurance Company. Prior to
                                                          January 1995, President and
                                                          Chief Executive Officer of
                                                          Allstate. Prior to August 1994,
                                                          various management positions at
                                                          Allstate.

Linda Hutton Heagy (54)       Director      Director      Regional Managing Partner of          57
Sears Tower                                 since 1997    Heidrick & Struggles, an
233 South Wacker Drive                                    executive search firm. Trustee/
Suite 7000                                                Director of funds in the Fund
Chicago, IL 60606                                         Complex. Trustee on the
                                                          University of Chicago Hospitals
                                                          Board, Vice Chair of the Board
                                                          of the YMCA of Metropolitan
                                                          Chicago and a member of the
                                                          Women's Board of the University
                                                          of Chicago. Prior to 1997,
                                                          Partner, Ray & Berndtson, Inc.,
                                                          an executive recruiting firm.
                                                          Prior to 1996, Trustee of The
                                                          International House Board, a
                                                          fellowship and housing
                                                          organization for international
                                                          graduate students. Formerly,
                                                          Executive Vice President of ABN
                                                          AMRO, N.A., a Dutch bank holding
                                                          company. Prior to 1992,
                                                          Executive Vice President of La
                                                          Salle National Bank.

                                                                                            NUMBER OF
                                            TERM OF                                         FUNDS IN
                                            OFFICE AND                                         FUND
                              POSITION(S)   LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME          PRINCIPAL OCCUPATION(S)            OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR       FUND          SERVED        DURING PAST 5 YEARS               BY DIRECTOR   HELD BY DIRECTOR
R. Craig Kennedy (50)         Director      Director      Director and President, German        57
1744 R Street, N.W.                         since 1997    Marshall Fund of the United
Washington, D.C. 20009                                    States, an independent U.S.
                                                          foundation created to deepen
                                                          understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical
                                                          experience between Americans and
                                                          Europeans. Trustee/Director of
                                                          funds in the Fund Complex.
                                                          Formerly, advisor to the Dennis
                                                          Trading Group Inc., a managed
                                                          futures and option company that
                                                          invests money for individuals
                                                          and institutions. Prior to 1992,
                                                          President and Chief Executive
                                                          Officer, Director and member of
                                                          the Investment Committee of the
                                                          Joyce Foundation, a private
                                                          foundation.

Jack E. Nelson (66)           Director      Director      President, Nelson Investment          57
423 Country Club Drive                      since 1997    Planning Services, Inc., a
Winter Park, FL 32789                                     financial planning company and
                                                          registered investment adviser in
                                                          the State of Florida. President,
                                                          Nelson Ivest Brokerage Services
                                                          Inc., a member of the National
                                                          Association of Securities
                                                          Dealers, Inc. and Securities
                                                          Investors Protection Corp.
                                                          Trustee/Director of funds in the
                                                          Fund Complex.

                                                                                            NUMBER OF
                                            TERM OF                                         FUNDS IN
                                            OFFICE AND                                         FUND
                              POSITION(S)   LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME          PRINCIPAL OCCUPATION(S)            OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR       FUND          SERVED        DURING PAST 5 YEARS               BY DIRECTOR   HELD BY DIRECTOR
Suzanne H. Woolsey (60)       Director      Director      Chief Communications Officer           57       Director of Neurogen
2101 Constitution Ave., N.W.                since 1999    of the National Academy of                      Corporation, a
Room 285                                                  Sciences/National Research                      pharmaceutical company,
Washington, D.C. 20418                                    Council, an independent,                        since January 1998.
                                                          federally chartered
                                                          policy institution, since
                                                          2001 and previously
                                                          Chief Operating Officer from
                                                          1993-2001. Trustee/Director of
                                                          funds in the Fund Complex.
                                                          Director of the Institute for
                                                          Defense Analyses, a federally
                                                          funded research and development
                                                          center, Director of the German
                                                          Marshall Fund of the United
                                                          States, Trustee of Colorado
                                                          College and Vice Chair of the
                                                          Board of the Council for
                                                          Excellence in Government. Prior
                                                          to 1993, Executive Director of
                                                          the Commission on Behavioral and
                                                          Social Sciences and Education at
                                                          the National Academy of
                                                          Sciences/National Research
                                                          Council. From 1980 through 1989,
                                                          Partner of Coopers & Lybrand.

INTERESTED DIRECTORS:*

                                                                                            NUMBER OF
                                            TERM OF                                         FUNDS IN
                                            OFFICE AND                                         FUND
                              POSITION(S)   LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME          PRINCIPAL OCCUPATION(S)            OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR       FUND          SERVED        DURING PAST 5 YEARS               BY DIRECTOR   HELD BY DIRECTOR
Mitchell M. Merin* (49)       Director      Director      President and Chief                    57
1221 Avenue of the Americas                 since 1999    Operating Officer of
New York, NY 10020                                        Morgan Stanley Investment
                                                          Management since December 1998.
                                                          President and Director since
                                                          April 1997 and Chief Executive
                                                          Officer since June 1998 of
                                                          Morgan Stanley Investment
                                                          Advisors Inc. and Morgan Stanley
                                                          Services Company Inc. Chairman,
                                                          Chief Executive Officer and
                                                          Director of Morgan Stanley
                                                          Distributors Inc. since June
                                                          1998. Chairman and Chief
                                                          Executive Officer since June
                                                          1998, and Director since January
                                                          1998 of Morgan Stanley Trust.
                                                          Director of various Morgan
                                                          Stanley subsidiaries. President
                                                          of the Morgan Stanley Funds
                                                          since May 1999. Trustee/Director
                                                          of funds in the Fund Complex.
                                                          Previously Chief Strategic
                                                          Officer of Morgan Stanley
                                                          Investment Advisors Inc. and
                                                          Morgan Stanley Services Company
                                                          Inc. and Executive Vice
                                                          President of Morgan Stanley
                                                          Distributors Inc. April 1997-
                                                          June 1998, Vice President of the
                                                          Morgan Stanley Funds May
                                                          1997-April 1999, and Executive
                                                          Vice President of Dean Witter,
                                                          Discover & Co. prior to May
                                                          1997.

                                                                                            NUMBER OF
                                            TERM OF                                         FUNDS IN
                                            OFFICE AND                                         FUND
                              POSITION(S)   LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME          PRINCIPAL OCCUPATION(S)            OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR       FUND          SERVED        DURING PAST 5 YEARS               BY DIRECTOR   HELD BY DIRECTOR
Richard F. Powers, III* (56)  Director      Director      Chairman, President, Chief             94
1 Parkview Plaza              and           since 1999    Executive Officer, Director and
P.O. Box 5555                 President                   Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                Investments. Chairman, Director
                                                          and Chief Executive Officer of
                                                          the Advisers, the Distributor
                                                          and Van Kampen Advisors Inc.
                                                          since 1998. Managing Director of
                                                          the Advisers, the Distributor
                                                          and Van Kampen Advisors Inc.
                                                          since July 2001. Director and
                                                          Officer of certain other
                                                          subsidiaries of Van Kampen
                                                          Investments. Chief Sales and
                                                          Marketing Officer of Morgan
                                                          Stanley Asset Management Inc.
                                                          Trustee/Director and President
                                                          or Trustee, President and
                                                          Chairman of the Board of funds
                                                          in the Fund Complex. Prior to
                                                          May 1998, Executive Vice
                                                          President and Director of
                                                          Marketing at Morgan Stanley and
                                                          Director of Dean Witter,
                                                          Discover & Co. and Dean Witter
                                                          Realty. Prior to 1996, Director
                                                          of Dean Witter Reynolds Inc.

Wayne W. Whalen* (62)         Director      Director      Partner in the law firm of Skadden,    94
333 West Wacker Drive                       since 1997    Arps, Slate, Meagher & Flom
Chicago, IL 60606                                         (Illinois), legal counsel to
                                                          funds in the Fund Complex. Trustee/
                                                          Director/Managing General Partner
                                                          of funds in the Fund Complex.

* SUCH DIRECTOR IS AN "INTERESTED PERSON" (WITHIN THE MEANING OF SECTION 2(a)(19) OF THE 1940 ACT). MR. WHALEN IS AN INTERESTED PERSON OF CERTAIN FUNDS IN THE FUND COMPLEX BY REASON OF HIS FIRM CURRENTLY ACTING AS LEGAL COUNSEL TO SUCH FUNDS IN THE FUND COMPLEX. MESSRS. MERIN AND POWERS ARE INTERESTED PERSONS OF FUNDS IN THE FUND COMPLEX AND THE ADVISERS BY REASON OF THEIR POSITIONS WITH MORGAN STANLEY OR ITS AFFILIATES.

OFFICERS:

                                                            TERM OF
                                                           OFFICE AND
                                      POSITION(S)          LENGTH OF
NAME, AGE AND                          HELD WITH             TIME               PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                      FUND                SERVED              DURING PAST 5 YEARS

Stephen L. Boyd (61)               Vice President          Officer              Managing Director and Chief Investment Officer of
2800 Post Oak Blvd.                                        since 1998           Van Kampen Investments, and Managing Director and
45th Floor                                                                      President of the Advisers and Van Kampen Advisors
Houston, TX 77056                                                               Inc. Executive Vice President and Chief Investment
                                                                                Officer of funds in the Fund Complex. Prior to
                                                                                December 2000, Executive Vice President and Chief
                                                                                Investment Officer of Van Kampen Investments, and
                                                                                President and Chief Operating Officer of the
                                                                                Advisers. Prior to April 2000, Executive Vice
                                                                                President and Chief Investment Officer for Equity
                                                                                Investments of the Advisers. Prior to October 1998,
                                                                                Vice President and Senior Portfolio Manager with AIM
                                                                                Capital Management, Inc. Prior to February 1998,
                                                                                Senior Vice President and Portfolio Manager of Van
                                                                                Kampen American Capital Asset Management Inc., Van
                                                                                Kampen American Capital Investment Advisory Corp.
                                                                                and Van Kampen American Capital Management, Inc.

Joseph J. McAlinden (59)           Chief Investment        Officer              Managing Director and Chief Investment Officer of
1221 Avenue of the Americas        Officer                 since 2002           Morgan Stanley Investment Advisors Inc. and Director
New York, NY 10020                                                              of Morgan Stanley Trust for over 5 years.


                                                            TERM OF
                                                           OFFICE AND
                                      POSITION(S)          LENGTH OF
NAME, AGE AND                          HELD WITH             TIME               PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                      FUND                SERVED              DURING PAST 5 YEARS
A. Thomas Smith III (45)           Vice President          Officer              Managing Director and Director of Van Kampen
1221 Avenue of the Americas        and Secretary           since 1999           Investments, Director of the Advisers, Van Kampen
New York, NY 10020                                                              Advisors Inc., the Distributor, Investor Services
                                                                                and certain other subsidiaries of Van Kampen
                                                                                Investments. Managing Director and General
                                                                                Counsel-Mutual Funds of Morgan Stanley Investment
                                                                                Advisors, Inc. Vice President or Principal Legal
                                                                                Officer and Secretary of funds in the Fund Complex.
                                                                                Prior to July 2001, Managing Director, General
                                                                                Counsel, Secretary and Director of Van Kampen
                                                                                Investments, the Advisers, the Distributor, Investor
                                                                                Services, and certain other subsidiaries of Van
                                                                                Kampen Investments. Prior to December 2000,
                                                                                Executive Vice President, General Counsel, Secretary
                                                                                and Director of Van Kampen Investments, the
                                                                                Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                                Investor Services and certain other subsidiaries of
                                                                                Van Kampen Investments. Prior to January 1999, Vice
                                                                                President and Associate General Counsel to New York
                                                                                Life Insurance Company ("New York Life"), and prior
                                                                                to March 1997, Associate General Counsel of New York
                                                                                Life. Prior to December 1993, Assistant General
                                                                                Counsel of The Dreyfus Corporation. Prior to August
                                                                                1991, Senior Associate, Willkie Farr & Gallagher.
                                                                                Prior to January 1989, Staff Attorney at the
                                                                                Securities and Exchange Commission, Division of
                                                                                Investment Management, Office of Chief Counsel.

John R. Reynoldson (49)            Vice President          Officer              Executive Director of the Advisers and Van Kampen
1 Parkview Plaza                                           since 2000           Advisors Inc. Vice President of funds in the Fund
Oakbrook Terrace, IL 60181                                                      Complex. Prior to July 2001, Principal and Co-head
                                                                                of the Fixed Income Department of the Advisers and
                                                                                Van Kampen Advisors Inc. Prior to December 2000,
                                                                                Senior Vice President of the Advisers and Van Kampen
                                                                                Advisors Inc. Prior to May 2000, he managed the
                                                                                investment grade taxable group for the Advisers
                                                                                since July 1999. From July 1988 to June 1999, he
                                                                                managed the government securities bond group for
                                                                                Asset Management. Mr. Reynoldson has been with Asset
                                                                                Management since April 1987.

                                                            TERM OF
                                                           OFFICE AND
                                      POSITION(S)          LENGTH OF
NAME, AGE AND                          HELD WITH             TIME               PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                      FUND                SERVED              DURING PAST 5 YEARS
John L. Sullivan (47)              Vice President,         Officer              Executive Director of Van Kampen Investments, the
1 Parkview Plaza                   Chief Financial         since 1997           Advisers and Van Kampen Advisors Inc. Vice
Oakbrook Terrace, IL 60181         Officer                                      President, Chief Financial Officer and Treasurer of
                                   and Treasurer                                funds in the Fund Complex. Head of Fund Accounting
                                                                                for Morgan Stanley Investment Management.

John H. Zimmermann, III (44)       Vice President          Officer              Managing Director and Director of Van Kampen
Harborside Financial Center                                since 2000           Investments, and Managing Director, President and
Plaza 2 - 7th Floor                                                             Director of the Distributor. Vice President of funds
Jersey City, NJ 07311                                                           in the Fund Complex. Prior to December 2000,
                                                                                President of Van Kampen Insurance Agency of Illinois
                                                                                Inc., and Senior Vice President and Director of Van
                                                                                Kampen Investments. From November 1992 to December
                                                                                1997, Mr. Zimmermann was Senior Vice President of
                                                                                the Distributor.


YOUR NOTES:

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.

                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555
                                          www.vankampen.com




                     [VAN KAMPEN INVESTMENTS LOGO]





                   Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
                   468, 568, 668                              Member NASD/SIPC.
                   EQG ANR 8/02                                 6886H02-AP-8/02

                    VAN KAMPEN
                    EUROPEAN VALUE
                    EQUITY FUND
                    ANNUAL REPORT

                    JUNE 30, 2002

[PHOTO OF FATHER DAUGHTER SAILBOAT]

Privacy Notice information on the back.

[VAN KAMPEN INVESTMENTS GENERATIONS OF EXPERIENCE(SM) LOGO]

                TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
         PERFORMANCE OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                          TOP FIVE COUNTRIES     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    15
               NOTES TO FINANCIAL STATEMENTS    21
              REPORT OF INDEPENDENT AUDITORS    28

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    29
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    30
            DIRECTOR AND OFFICER INFORMATION    31

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

YOU HAVE A
TIME-TESTED
PARTNER IN
VAN KAMPEN.


 NOT FDIC INSURED.      MAY LOSE VALUE.    NO BANK GUARANTEE.

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

/s/ RICHARD F. POWERS, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 2000--MARCH 31, 2002)

Mar-00                       4.8%
Jun-00                       5.7%
Sep-00                       1.3%
Dec-00                       1.9%
Mar-01                       1.3%
Jun-01                       0.3%
Sep-01                      -1.3%
Dec-01                       1.7%
Mar-02                       6.1%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 2000--JUNE 30, 2002)

                                 INTEREST RATES              INFLATION
Jun-00                                 6.500                     3.7
Jul-00                                 6.500                     3.7
Aug-00                                 6.500                     3.4
Sep-00                                 6.500                     3.5
Oct-00                                 6.500                     3.4
Nov-00                                 6.500                     3.4
Dec-01                                 6.500                     3.4
Jan-01                                 5.500                     3.7
Feb-01                                 5.500                     3.5
Mar-01                                 5.000                     2.9
Apr-01                                 4.500                     3.3
May-01                                 4.000                     3.6
Jun-01                                 3.750                     3.2
Jul-01                                 3.750                     2.7
Aug-01                                 3.500                     2.7
Sep-01                                 3.000                     2.6
Oct-01                                 2.500                     2.1
Nov-01                                 2.000                     1.9
Dec-01                                 1.750                     1.6
Jan-02                                 1.750                     1.1
Feb-02                                 1.750                     1.1
Mar-02                                 1.750                     1.5
Apr-02                                 1.750                     1.6
May-02                                 1.750                     1.2
Jun-02                                 1.750                     1.1

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2002)

                                                A SHARES     B SHARES    C SHARES
---------------------------------------------------------------------------------
One-year total return based on NAV(1)              -0.83%       -1.00%      -0.90%
One-year total return(2)                           -6.55%       -5.91%      -1.88%
Life-of-Fund average annual total return(2)         0.97%        1.44%       1.97%
Commencement date                                 9/25/98      9/25/98     9/25/98

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO
    PASS.

PERFORMANCE OF A $10,000 INVESTMENT
(SEPTEMBER 25, 1998--JUNE 30, 2002)

                                                                                  MSCI EUROPE INDEX
                                                                         MEASURES THE PERFORMANCE OF SECURITIES
                                                                           WITH REINVESTED DIVIDENDS ON THE
                              EUROPEAN VALUE EQUITY FUND                   EXCHANGES OF EUROPEAN COUNTRIES.+
          9/98                              $9,425                                   $10,000
          9/98                              $9,189                                    $9,838
         12/98                             $10,156                                   $11,634
          3/99                              $9,778                                   $11,345
          6/99                             $10,062                                   $11,265
          9/99                             $10,288                                   $11,351
         12/99                             $11,182                                   $13,277
          3/00                             $10,950                                   $13,243
          6/00                             $11,385                                   $12,780
          9/00                             $10,854                                   $11,805
         12/00                             $11,786                                   $11,995
          3/01                             $10,328                                   $10,092
          6/01                             $10,458                                    $9,812
          9/01                              $9,519                                    $8,594
         12/01                             $10,006                                    $9,448
          3/02                             $10,280                                    $9,395
          6/02                             $10,371                                    $8,890

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE MSCI EUROPE INDEX OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS PERFORMANCE DOES NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS ASHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE PERFORMANCE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
+ BLOOMBERG

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2002)

1.   GLAXOSMITHKLINE             4.3%
     Develops and markets pharmaceuticals and consumer products worldwide.

2.   SHELL TRANSPORT & TRADING   3.9%
     Explores for and produces oil and natural gas and manufactures chemicals.

3.   TOTALFINAELF                3.8%
     Explores for and produces oil and natural gas worldwide.

4.   AVENTIS                     3.8%
     Develops chemicals, pharmaceuticals, and other products.

5.   NESTLE                      3.5%
     Produces food and cosmetics, including name brands Nestea, Nestle, and L'Oreal.

6.   VODAFONE GROUP              2.6%
     Operates wireless communications networks in the United Kingdom and the United States.

7.   UBS                         2.6%
     Provides banking, asset management, corporate finance and other investment services in Europe and North America.

8.   ALLIED DOMECQ               2.0%
     Distills spirits and wines, including Kahlua liqueur, and operates retail food chains including Dunkin' Donuts.

9.   BRITISH AMERICAN TOBACCO    1.9%
     Distributes cigarettes and other tobacco products worldwide.

10.  ENI                         1.6%
     Owns and operates subsidiaries in the oil, natural gas, electricity generation and petrochemicals industries as well as oilfield services and engineering.

+ SUBJECT TO CHANGE DAILY. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL
  PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)*

                           JUNE 30, 2002            JUNE 30, 2001
United Kingdom                 33.5%                    37.2%
France                         14.9%                    11.4%
Switzerland                    11.8%                    10.1%
Netherlands                    10.5%                    6.7%
Italy                           7.0%                    4.0%

* SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EUROPEAN VALUE EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S EUROPEAN VALUE TEAM. CURRENT MEMBERS(1) INCLUDE MARGARET NAYLOR, MANAGING DIRECTOR, WHO HAS MANAGED THE FUND SINCE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1984. SHE IS JOINED BY NATHALIE DEGANS, EXECUTIVE DIRECTOR AND FELICITY SMITH, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A The fund returned -0.83 percent for the 12 months ended June 30, 2002, outperforming the MSCI Europe Index's return of -7.71 percent for the same period. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO
0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     THE MSCI EUROPE INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF SECURITIES WITH REINVESTED DIVIDENDS ON THE EXCHANGES OF EUROPEAN COUNTRIES. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THEY REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q TO WHAT DO YOU ATTRIBUTE THE FUND'S PERFORMANCE?

A The secular bear market that began in 2000 persisted during the reporting period as financial markets' excesses continued unwinding. As the year progressed, confidence was undermined by the repeated postponement of any upturn in profits. In particular, after the rally in the last quarter of 2001, investors had expected a strong recovery in profits for the second part of 2002. As it became apparent that any improvement would now be delayed to at least 2003, markets faced renewed selling pressure. Against a backdrop of continuous negative news flow on the geopolitical and corporate governance fronts, this delayed improvement scenario contributed to a dismal market environment. Political risk had been on the rise following the tragic events of September 11, and doubts about the integrity of financial reporting in the United States had a spillover effect in Europe, further increasing the uncertain outlook for equities.

     Not surprisingly, our cautious stance and emphasis on cash flow generation, balance sheet strength and valuations allowed us to position the fund relatively well for those market conditions. Stock selection continued to drive performance, with positions in information technology, financials, industrials and consumer discretionary contributing most. In terms of broad groups, the fund's underweight in information technology, a long-held overweight in consumer staples, and an overweight in industrials were the fund's best performing areas, relative to the MSCI Europe Index. Stock selection in health care was the main detractor.

     KEEP IN MIND THAT NOT ALL INDUSTRIES REPRESENTED IN THE PORTFOLIO PERFORMED FAVORABLY, AND THERE IS NO GUARANTEE THAT ANY OF THESE INDUSTRIES WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 6.

Q HOW DID YOU MANAGE THE FUND DURING THE PERIOD?

A During the year, we took advantage of new opportunities appearing in the bear market. Following their excellent relative performance, some defensive holdings were reduced. We added some more economically sensitive stocks, but only when valuations were attractive by our criteria. Towards the very end of the period, some technology equipment stocks started to enter value territory. We bought those stocks that met our investment criteria, reducing the fund's underweight in this group.

Q WHAT IS YOUR OUTLOOK?

A Throughout the past three years our outlook for equities has been very cautious, primarily for three reasons. First, valuations have remained high by historical standards, which has contributed to instability in the markets overall. Second, the mirage of productivity gain following the new economy bubble has been ever-present. Finally, the lack of consumer savings has continued to astonish us, given the downturn in the economy and the markets. As expected in a bear market, the stars of yesterday are the villains of today, especially as corporate greed was amplified by the exceptionally strong bull market of the 1990s. It is therefore not surprising that markets are now finally willing to price in the extended level of corporate leverage and earnings management.

     While the road to a sustained recovery may still be a bit off, we are starting to see attractive valuations in certain sectors. We will continue to seek opportunities in companies that we believe may benefit most from an economic recovery. Furthermore, we believe the fund's value orientation may help cushion some of the market's downside, while still providing interesting opportunities should the market turn.

ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BEAR MARKET: A market in which prices of securities are falling or are expected to fall.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that may be sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
COMMON STOCKS 96.3%
BELGIUM  1.8%
Fortis (a)                                                   5,231       $  111,960
Solvay S.A.                                                  1,222           88,353
                                                                        -----------
                                                                            200,313
                                                                        -----------
DENMARK  1.5%
Danisco A/S                                                  2,887          105,968
Danske Bank A/S                                              3,055           56,475
                                                                        -----------
                                                                            162,443
                                                                        -----------
FINLAND  1.8%
Nokia Oyj                                                    5,880           86,427
Sampo Oyj, Class A                                          13,183          103,292
                                                                        -----------
                                                                            189,719
                                                                        -----------
FRANCE  14.9%
Aventis S.A.                                                 5,724          407,329
Compagnie de Saint-Gobain                                    2,492          112,333
Credit Agricole S.A.                                         4,755          106,110
Groupe Danone                                                1,180          162,909
Neopost S.A. (a)                                             3,436          137,335
Pernod-Ricard                                                  601           59,130
Schneider Electric S.A.                                      2,132          115,136
TotalFinaElf S.A., Class B                                   2,515          410,076
Union du Credit-Bail Immobilier                              1,331           82,505
Vivendi Universal S.A. (a)                                     700           15,190
                                                                        -----------
                                                                          1,608,053
                                                                        -----------
GERMANY  3.7%
Deutsche Bank AG (Registered)                                1,727          120,498
Deutsche Post AG (Registered)                                8,080          102,977
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)     752          178,627
                                                                        -----------
                                                                            402,102
                                                                        -----------
ITALY  7.0%
ENI S.p.A.                                                  11,051          176,462
Mondadori (Arnoldo) Editore S.p.A                            8,175           54,404
Parmalat Finanziaria S.p.A                                  31,180           96,793
Snam Rete Gas                                               54,930          162,894
Telecom Italia S.p.A.                                        6,392           50,273
Telecom Italia S.p.A. RNC                                   15,204           80,976

SEE NOTES TO FINANCIAL STATEMENTS     11

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
ITALY (CONTINUED)
TIM S.p.A.                                                  11,876        $  48,881
UniCredito Italiano S.p.A.                                  18,545           84,240
                                                                        -----------
                                                                            754,923
                                                                        -----------
NETHERLANDS  10.5%
Akzo Nobel N.V.                                              2,404          105,124
Buhrmann N.V.                                               11,313          104,797
CSM N.V.                                                     4,377          105,619
IHC Caland N.V.                                              2,345          140,825
ING Groep N.V.                                               4,316          111,296
Koninklijke Ahold N.V.                                       5,037          106,408
Koninklijke (Royal) Philips Electronics N.V.                 4,021          112,742
Royal KPN N.V. (a)                                          26,372          123,978
Unilever N.V., CVA                                           1,780          117,046
Vedior N.V., CVA                                             7,494          104,056
                                                                        -----------
                                                                          1,131,891
                                                                        -----------
NORWAY  2.2%
Gjensidige NOR Sparebank                                     2,424           89,892
Statoil ASA                                                  7,352           65,708
Telenor ASA                                                 24,336           86,352
                                                                        -----------
                                                                            241,952
                                                                        -----------
PORTUGAL  0.4%
Brisa Auto-Estradas de Portugal, S.A. (a)                    7,600           42,965
                                                                        -----------
SPAIN  3.3%
Amadeus Global Travel Distribution S.A., Class A            16,046          103,126
Banco Popular Espanol S.A.                                   2,445          108,565
Endesa S.A.                                                  5,182           75,602
Telefonica S.A. (a)                                          8,509           71,733
                                                                        -----------
                                                                            359,026
                                                                        -----------
SWEDEN  3.9%
ForeningsSparbanken AB, Class A                              5,350           68,065
Nordea AB                                                   14,549           79,441
Svenska Handelsbanken, Class A                              10,711          164,342
Swedish Match AB                                            13,749          114,111
                                                                        -----------
                                                                            425,959
                                                                        -----------
SWITZERLAND  11.8%
Cie Financiere Richemont AG, Class A                         2,355           53,830
Converium Holdings AG (a)                                    1,975          102,558
Holcim Ltd., Class B                                           457          105,386
Nestle S.A. (Registered)                                     1,634          382,874
Novartis AG                                                  1,296           57,278
Roche Holding AG                                             1,279           97,162


                                      12     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
SWITZERLAND (CONTINUED)
Schindler Holding AG (Registered) (a)                          550       $  100,277
Syngenta AG                                                  1,663          100,449
UBS AG (Registered)                                          5,562          281,123
                                                                        -----------
                                                                          1,280,937
                                                                        -----------
UNITED KINGDOM  33.5%
Allied Domecq plc                                           32,385          213,373
Aviva plc                                                   13,342          107,775
BAE Systems plc                                             24,935          127,917
Barclays plc                                                16,747          141,563
BOC Group plc                                                3,241           50,574
BP plc (a)                                                   6,350           53,580
British American Tobacco plc                                18,805          203,019
Cadbury Schweppes plc                                       12,269           92,344
Centrica plc                                                17,962           55,837
GlaxoSmithKline plc                                         21,324          463,041
GUS plc                                                      5,478           50,542
Hays plc                                                    46,506          109,674
HSBC Holdings plc                                            8,464           97,793
Imperial Tobacco Group plc                                   3,348           53,167
Invensys plc                                                17,900           24,396
Lattice Group plc                                           19,864           52,016
Lloyds TSB Group plc                                        16,783          167,825
PHS Group plc                                               42,500           63,781
Reckitt Benckiser plc                                        3,140           56,595
Reed International plc                                      16,903          161,389
Rentokil Initial plc                                        27,644          113,028
Rolls-Royce plc                                             20,918           51,893
Sainsbury (J) plc (Registered)                              10,089           55,001
Scottish & Southern Energy plc                               5,683           56,480
Shell Transport & Trading Co. plc (Registered)              56,034          424,748
Smiths Group plc                                             4,449           58,047
SSL International plc                                       18,158           99,444
Vodafone Group plc                                         207,515          286,000
William Hill plc (a)                                        18,700           75,886
WPP Group plc                                                6,309           53,523
                                                                        -----------
                                                                          3,620,251
                                                                        -----------
TOTAL COMMON STOCKS  96.3%
    (Cost $9,444,939)                                                    10,420,534
                                                                        -----------

SEE NOTES TO FINANCIAL STATEMENTS     13

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
PREFERRED STOCK 0.8%
GERMANY  0.8%
Fresenius AG
    (Cost $141,136)                                          1,695      $    85,738
                                                                        -----------
TOTAL LONG-TERM INVESTMENTS  97.1%
    (Cost $9,586,075)                                                    10,506,272
                                                                        -----------
REPURCHASE AGREEMENT  1.4%
J.P. Morgan Securities Inc. ($155,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    06/28/02, to be sold on 07/01/02 at $155,023 )
    (Cost $155,000)                                                         155,000
                                                                        -----------
TOTAL INVESTMENTS  98.5%
    (Cost $9,741,075)                                                    10,661,272

FOREIGN CURRENCY  1.3%
    (Cost $141,080)                                                         143,798

OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%                                  14,314
                                                                        -----------
NET ASSETS  100%                                                        $10,819,384
                                                                        ===========

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

RNC  NON-CONVERTIBLE SAVINGS SHARES

       SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         MARKET         PERCENT OF
INDUSTRY                                                  VALUE         NET ASSETS
Financials                                             $ 2,363,947          21.9%
Consumer Staples                                         1,924,358          17.8
Industrials                                              1,475,225          13.6
Health Care                                              1,209,990          11.2
Energy                                                   1,130,573          10.4
Telecommunication Services                                 748,194           6.9
Consumer Discretionary                                     577,507           5.3
Materials                                                  449,886           4.2
Utilities                                                  402,830           3.7
Information Technology                                     223,762           2.1
                                                       -----------          -----
                                                       $10,506,272          97.1%
                                                       ===========          =====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

                                      14     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002

ASSETS:
Total Investments (Cost $9,741,075)                             $10,661,272
Foreign Currency (Cost $141,080)                                    143,798
Cash                                                                    804
Receivables:
  Investments Sold                                                  158,114
  Fund Shares Sold                                                   87,904
  Foreign Withholding Tax Reclaim                                    30,718
  Dividends                                                          14,265
  Interest                                                               23
Other                                                                25,179
                                                                -----------
    Total Assets                                                 11,122,077
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased                                             147,344
  Fund Shares Repurchased                                            23,386
  Distributor and Affiliates                                         15,670
  Administrative Fee                                                  2,279
  Directors' Fee                                                      1,244
Directors' Deferred Compensation and Retirement Plans                28,872
Accrued Expenses                                                     83,898
                                                                -----------
    Total Liabilities                                               302,693
                                                                -----------
NET ASSETS                                                      $10,819,384
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000
  shares authorized)                                            $11,350,511
Net Unrealized Appreciation on Investments and
  Foreign Currency Translations                                     929,792
Accumulated Undistributed Net Investment Income                      41,753
Accumulated Net Realized Loss                                    (1,502,672)
                                                                -----------
NET ASSETS                                                      $10,819,384
                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based
      on net assets of $4,316,683 and 422,210 shares of
      beneficial interest issued and outstanding)               $     10.22
    Maximum sales charge (5.75%* of offering price)                    0.62
                                                                -----------
    Maximum offering price to public                            $     10.84
                                                                ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $4,664,898 and 453,394 shares of
      beneficial interest issued and outstanding)               $     10.29
                                                                ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $1,837,803 and 179,396 shares of
      beneficial interest issued and outstanding)               $     10.24
                                                                ===========

* ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

SEE NOTES TO FINANCIAL STATEMENTS     15

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $22,015)           $ 260,077
Interest                                                              7,819
                                                                  ---------
    Total Income                                                    267,896
                                                                  ---------
EXPENSES:
Custody                                                             167,353
Investment Advisory Fee                                             113,801
Shareholder Reports                                                  79,986
Filling and Registration Fees                                        31,376
Administrative Fee                                                   28,893
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $12,703, $6,322 and $6,384,
  respectively)                                                      25,409
Legal                                                                13,002
Director's Fees and Related Expenses                                 12,449
Shareholder Services                                                  5,170
Other                                                                34,111
                                                                  ---------
    Total Expenses                                                  511,550
    Expense Reduction ($113,801 Investment Advisory Fee
      and $203,091 Other)                                          (316,892)
                                                                  ---------
    Net Expenses                                                    194,658
                                                                  ---------
NET INVESTMENT INCOME                                             $  73,238
                                                                  =========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                     $(496,801)
  Foreign Currency Transactions                                     (13,786)
                                                                  ---------
Net Realized Loss                                                  (510,587)
                                                                  ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                           675,200
  End of the Period:
    Investments                                                     920,197
    Foreign Currency Translations                                     9,595
                                                                  ---------
                                                                    929,792
                                                                  ---------
Net Unrealized Appreciation During the Period                       254,592
                                                                  ---------
NET REALIZED AND UNREALIZED LOSS                                  $(255,995)
                                                                  =========
NET DECREASE IN NET ASSETS FROM OPERATIONS                        $(182,757)
                                                                  =========

                                      16     SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                  YEAR ENDED      YEAR ENDED
                                                 JUNE 30, 2002   JUNE 30, 2001
                                                 -------------   -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                             $     73,238   $     73,530
Net Realized Loss                                     (510,587)      (952,387)
Net Unrealized Appreciation/Depreciation During
  the Period                                           254,592       (398,453)
                                                 -------------   -------------
Change in Net Assets from Operations                  (182,757)    (1,277,310)
                                                 -------------   -------------
Distributions from Net Investment Income:
Class A Shares                                         (73,330)       (65,017)
Class B Shares                                         (32,191)       (15,072)
Class C Shares                                         (12,410)        (5,685)
                                                 -------------   -------------
                                                      (117,931)       (85,774)
                                                 -------------   -------------
Distributions from Net Realized Gain:
Class A Shares                                             -0-       (152,755)
Class B Shares                                             -0-       (142,168)
Class C Shares                                             -0-        (53,136)
                                                 -------------   -------------
                                                           -0-       (348,059)
                                                 -------------   -------------
Total Distributions                                   (117,931)      (433,833)
                                                 -------------   -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES                                          (300,688)    (1,711,143)
                                                 -------------   -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                           21,926,660     15,742,342
Net Asset Value of Shares Issued Through
  Dividend Reinvestment                                 82,467        321,507
Cost of Shares Repurchased                         (25,548,756)   (15,544,862)
                                                 -------------   -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS                                      (3,539,629)       518,987
                                                 -------------   -------------
TOTAL DECREASE IN NET ASSETS                        (3,840,317)    (1,192,156)
NET ASSETS :
Beginning of the Period                             14,659,701     15,851,857
                                                 -------------   -------------
End of the Period (Including accumulated
  undistributed net investment income of
  $41,753 and $100,504, respectively)             $ 10,819,384   $ 14,659,701
                                                 =============   ============

SEE NOTES TO FINANCIAL STATEMENTS     17

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        SEPTEMBER 25, 1998
                                                                          (COMMENCEMENT
                                                  YEAR ENDED JUNE 30,     OF INVESTMENT
CLASS A SHARES                              ---------------------------   OPERATIONS) TO
                                              2002(a)  2001(a)  2000(a)  JUNE 30, 1999(a)
                                            -----------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                $10.47   $11.79   $10.65      $10.00
                                               ------   ------   ------      ------
  Net Investment Income                          0.05     0.10     0.11        0.13
  Net Realized and Unrealized Gain/Loss         (0.16)   (1.04)    1.27        0.54
                                               ------   ------   ------      ------
Total from Investment Operations                (0.11)   (0.94)    1.38        0.67
                                               ------   ------   ------      ------
Less:
  Distributions from Net Investment Income      (0.14)   (0.11)   (0.14)      (0.02)
  Distributions from Net Realized Gain            -0-    (0.27)   (0.10)        -0-
                                               ------   ------   ------      ------
Total Distributions                             (0.14)   (0.38)   (0.24)      (0.02)
                                               ------   ------   ------      ------
NET ASSET VALUE, END OF THE PERIOD             $10.22   $10.47   $11.79      $10.65
                                               ======   ======   ======      ======
Total Return* (b)                               -0.83%   -8.14%   13.15%       6.75%**
Net Assets at End of the Period (In millions)    $4.3     $7.6     $6.6        $2.0
Ratio of Expenses to Average Net Assets*         1.70%    1.70%    1.70%       1.70%
Ratio of Net Investment Income to
  Average Net Assets*                            0.53%    0.89%    0.99%       1.64%
Portfolio Turnover                                182%      63%      49%         51%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average Net Assets          4.49%    2.50%    3.80%       6.20%
Ratio of Net Investment Income to
  Average Net Assets                            (2.26)%   0.09%   (1.11)%     (2.87)%

** NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                      18     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        SEPTEMBER 25, 1998
                                                                          (COMMENCEMENT
                                                  YEAR ENDED JUNE 30,     OF INVESTMENT
CLASS B SHARES                              ---------------------------   OPERATIONS) TO
                                              2002(a)  2001(a)  2000(a)  JUNE 30, 1999(a)
                                            -----------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                $10.47   $11.76   $10.62      $10.00
                                               ------   ------   ------      ------
  Net Investment Income                          0.08     0.02     0.04        0.08
  Net Realized and Unrealized Gain/Loss         (0.19)   (1.01)    1.26        0.55
                                               ------   ------   ------      ------
Total from Investment Operations                (0.11)   (0.99)    1.30        0.63
                                               ------   ------   ------      ------
Less:
  Distributions from Net Investment Income      (0.07)   (0.03)   (0.06)      (0.01)
  Distributions from Net Realized Gain            -0-    (0.27)   (0.10)        -0-
                                               ------   ------   ------      ------
Total Distributions                             (0.07)   (0.30)   (0.16)      (0.01)
                                               ------   ------   ------      ------
NET ASSET VALUE, END OF THE PERIOD             $10.29   $10.47   $11.76      $10.62
                                               ======   ======   ======      ======
Total Return* (b)                               -1.00%   -8.67%   12.37%       6.26%**
Net Assets at End of the Period (In millions)    $4.7     $5.1     $7.2        $3.1
Ratio of Expenses to Average Net Assets*         1.59%    2.25%    2.45        2.45%
Ratio of Net Investment Income to
  Average Net Assets*                            0.79%    0.22%    0.45%       0.96%
Portfolio Turnover                                182%      63%      49%         51%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average Net Assets          4.38%    3.10%    4.55%       6.61%
Ratio of Net Investment Income to Average
  Net Assets                                    (2.00)%  (0.63)%  (1.65)%     (3.20)%

**  NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO
    NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS     19

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        SEPTEMBER 25, 1998
                                                                          (COMMENCEMENT
                                                  YEAR ENDED JUNE 30,     OF INVESTMENT
CLASS C SHARES                              ---------------------------   OPERATIONS) TO
                                              2002(a)  2001(a)  2000(a)  JUNE 30, 1999(a)
                                            -----------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                $10.41   $11.72   $10.59      $10.00
                                               ------   ------   ------      ------
  Net Investment Income                          0.06     0.01     0.01        0.07
  Net Realized and Unrealized Gain/Loss         (0.16)   (1.02)    1.28        0.53
                                               ------   ------   ------      ------
Total from Investment Operations                (0.10)   (1.01)    1.29        0.60
                                               ------   ------   ------      ------
Less:
  Distributions from Net Investment Income      (0.07)   (0.03)   (0.06)      (0.01)
  Distributions from Net Realized Gain            -0-    (0.27)   (0.10)        -0-
                                               ------   ------   ------      ------
Total Distributions                             (0.07)   (0.30)   (0.16)      (0.01)
                                               ------   ------   ------      ------
NET ASSET VALUE, END OF THE PERIOD             $10.24   $10.41   $11.72      $10.59
                                               ======   ======   ======      ======
Total Return* (b)                               -0.90%   -8.79%   12.37%       5.96%**
Net Assets at End of the Period (In millions)    $1.8     $2.0     $2.0        $1.5
Ratio of Expenses to Average Net Assets*         1.81%    2.45%    2.45%       2.45%
Ratio of Net Investment Income to
        Average Net Assets*                      0.60%    0.08%    0.01%       0.81%
Portfolio Turnover                                182%      63%      49%         51%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average Net Assets          4.57%    3.25%    4.55%       7.33%
Ratio of Net Investment Income to Average
  Net Assets                                    (2.16)%  (0.72)%  (2.09)%     (4.13)%

**  NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                      20     SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 20021.

1. Significant Accounting Policies

The Van Kampen European Value Equity Fund (formerly Van Kampen European Equity Fund) (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection. The Fund commenced operations on September 25, 1998. The Fund's name was modified to better reflect its strategy effective August 28, 2001.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had accumulated capital loss carryforward for tax purposes of $1,019,396, which will expire between June 30, 2009 and June 30, 2010.

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

   Cost of investments for tax purposes             $10,224,351
                                                    ===========
   Gross tax unrealized appreciation                $   973,584
   Gross tax unrealized depreciation                   (536,663)
                                                    -----------
   Net tax unrealized appreciation on investments   $   436,921
                                                    ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during 2002 and 2001 was as follows:

                                                       2002             2001
Distributions paid from:
   Ordinary income                                     $117,931         $ 94,909
   Long-term capital gain                                   -0-          338,924
                                                       --------         --------
                                                       $117,931         $433,833
                                                       ========         ========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to expenses which are deductible for tax purposes and not for book purposes totaling $272 was reclassified from accumulated undistributed net investment income to capital. A permanent book and tax difference related to net realized losses on foreign currency transactions totaling $13,786 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income.

     As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                           $69,950
                                                        -------

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                               % PER ANNUM
First $500 million                                                        1.00%
Next $500 million                                                         0.95%
Over $1 billion                                                           0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Adviser voluntarily waived $113,801 of its investment advisory fees and assumed $203,091 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of $12,600, representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     At June 30, 2002, Van Kampen Funds, Inc. owned 67,000 shares of Class A, 65,000 shares of Class B, and 65,000 shares of Class C.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $5,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $20,584 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $4,594,994, $4,858,784 and $1,896,733 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                            SHARES             VALUE
Sales:
  Class A                                  2,075,230       $ 20,603,696
  Class B                                    101,278          1,014,076
  Class C                                     30,768            308,888
                                          ----------       ------------
Total Sales                                2,207,276       $ 21,926,660
                                          ==========       ============
Dividend Reinvestment:
  Class A                                      5,556           $ 53,110
  Class B                                      2,253             21,653
  Class C                                        805              7,704
                                          ----------       ------------
Total Dividend Reinvestment                    8,614           $ 82,467
                                          ==========       ============
Repurchases:
  Class A                                 (2,382,391)      $(23,760,318)
  Class B                                   (135,702)        (1,353,590)
  Class C                                    (44,182)          (434,848)
                                          ----------       ------------
Total Repurchases                         (2,562,275)      $(25,548,756)
                                          ==========       ============

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

     At June 30, 2001, capital aggregated $7,698,385, $5,176,536 and
$2,014,947 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                            SHARES            VALUE
Sales:
  Class A                                  1,193,490       $ 12,745,647
  Class B                                    169,733          1,915,249
  Class C                                     99,515          1,081,446
                                          ----------       ------------
Total Sales                                1,462,738       $ 15,742,342
                                          ==========       ============
Dividend Reinvestment:
  Class A                                     15,596       $    173,738
  Class B                                     10,751            119,978
  Class C                                      2,499             27,791
                                          ----------       ------------
Total Dividend Reinvestment                   28,846       $    321,507
                                          ==========       ============
Repurchases:
  Class A                                 (1,049,244)      $(11,240,047)
  Class B                                   (305,071)        (3,431,774)
  Class C                                    (82,814)          (873,041)
                                          ----------       ------------
Total Repurchases                         (1,437,129)      $(15,544,862)
                                          ==========       ============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                 CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE OF DOLLAR
                                                  AMOUNT SUBJECT TO CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
First                                             5.00%              1.00%
Second                                            4.00%               None
Third                                             3.00%               None
Fourth                                            2.50%               None
Fifth                                             1.50%               None
Thereafter                                         None               None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $3,700 and CDSC on redeemed shares of approximately $10,600. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 20024.

4. INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $20,634,904 and sales of $22,898,368 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sale of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes or shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $26,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $4,300.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen European Value Equity Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen European Value Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the period ended June 30, 1999 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen European Value Equity Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  vankampen.com--
  to view a prospectus, select
  DOWNLOAD PROSPECTUS  [ILLUSTRATION OF COMPUTER]

- call us at (800) 847-2424
  Telecommunications
  Device for the Deaf (TDD)
  users, call (800)421-2833.  [ILLUSTRATION OF PHONE]

- e-mail us by visiting
  vankampen.com and
  selecting CONTACT US  [ILLUSTRATION OF ENVELOPES]

*  Closed to new investors

** Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EUROPEAN VALUE EQUITY FUND

BOARD OF DIRECTORS
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2002. In January, the Fund provides tax information to shareholders for the preceding calendar year. The Fund intends to pass through foreign tax credits of $21,752 and has derived gross income from sources within foreign countries amounting to $282,092.**

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

** THIS INFORMATION IS UNAUDITED.

DIRECTOR AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

                                                                                                   NUMBER OF
                                         TERM OF                                                   FUNDS IN
                                        OFFICE AND                                                   FUND
                            POSITION(S) LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH    TIME     PRINCIPAL OCCUPATION(S)                         OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND      SERVED    DURING PAST 5 YEARS                            BY DIRECTOR  HELD BY DIRECTOR
J. Miles Branagan (70)      Director    Director   Private investor. Trustee/Director of funds in     57
1632 Morning Mountain Road              since 1997 the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                                  August 1996, Chairman, Chief Executive Officer
                                                   and President, MDT Corporation (now known
                                                   as Getinge/Castle, Inc., a subsidiary of Getinge
                                                   Industrier AB), a company which develops,
                                                   manufactures, markets and services medical and
                                                   scientific equipment.

                                                                                                   NUMBER OF
                                         TERM OF                                                   FUNDS IN
                                        OFFICE AND                                                   FUND
                            POSITION(S) LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH    TIME     PRINCIPAL OCCUPATION(S)                         OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND      SERVED    DURING PAST 5 YEARS                            BY DIRECTOR  HELD BY DIRECTOR
Jerry D. Choate (63)        Director    Director   Trustee/Director of funds in the Fund              57      Director of Amgen
53 Monarch Bay Drive                    since 1999 Complex. Prior to January 1999, Chairman and               Inc., a
Dana Point, CA 92629                               Chief Executive Officer of the Allstate                    biotechnological
                                                   Corporation ("Allstate") and Allstate                      company, and Director
                                                   Insurance Company. Prior to January 1995,                  of ValeroEnergy
                                                   President and Chief Executive Officer of                   Corporation, an
                                                   Allstate. Prior to August 1994, various                    independent refining
                                                   management positions at Allstate.                          company.

Linda Hutton Heagy (54)     Director    Director   Regional Managing Partner of Heidrick &            57
Sears Tower                             since 1997 Struggles, an executive search firm. Trustee/
233 South Wacker Drive                             Director of funds in the Fund Complex. Trustee
Suite 7000                                         on the University of Chicago Hospitals Board,
Chicago, IL 60606                                  Vice Chair of the Board of the YMCA of
                                                   Metropolitan Chicago and a member of the
                                                   Women's Board of the University of Chicago.
                                                   Prior to 1997, Partner, Ray & Berndtson, Inc.,
                                                   an executive recruiting firm. Prior to 1996,
                                                   Trustee of The International House Board, a
                                                   fellowship and housing organization for
                                                   international graduate students. Formerly,
                                                   Executive Vice President of ABN AMRO, N.A.,
                                                   a Dutch bank holding company. Prior to 1992,
                                                   Executive Vice President of La Salle National
                                                   Bank.

                                                                                                   NUMBER OF
                                         TERM OF                                                   FUNDS IN
                                        OFFICE AND                                                   FUND
                            POSITION(S) LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH    TIME     PRINCIPAL OCCUPATION(S)                         OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND      SERVED    DURING PAST 5 YEARS                            BY DIRECTOR  HELD BY DIRECTOR
R. Craig Kennedy (50)       Director    Director   Director and President, German Marshall Fund       57
1744 R Street, N.W.                     since 1997 of the United States, an independent U.S.
Washington, D.C. 20009                             foundation created to deepen understanding,
                                                   promote collaboration and stimulate exchanges
                                                   of practical experience between Americans and
                                                   Europeans. Trustee/Director of funds in the
                                                   Fund Complex. Formerly, advisor to the Dennis
                                                   Trading Group Inc., a managed futures and
                                                   option company that invests money for
                                                   individuals and institutions. Prior to 1992,
                                                   President and Chief Executive Officer, Director
                                                   and member of the Investment Committee of
                                                   the Joyce Foundation, a private foundation.

Jack E. Nelson (66)         Director    Director   President, Nelson Investment Planning Services,    57
423 Country Club Drive                  since 1997 Inc., a financial planning company and registered
Winter Park, FL 32789                              investment adviser in the State of Florida.
                                                   President, Nelson Ivest Brokerage Services
                                                   Inc., a member of the National Association of
                                                   Securities Dealers, Inc. and Securities Investors
                                                   Protection Corp. Trustee/Director of funds
                                                   in the Fund Complex.

                                                                                                   NUMBER OF
                                         TERM OF                                                   FUNDS IN
                                        OFFICE AND                                                   FUND
                            POSITION(S) LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH    TIME     PRINCIPAL OCCUPATION(S)                         OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND      SERVED    DURING PAST 5 YEARS                            BY DIRECTOR  HELD BY DIRECTOR
Suzanne H. Woolsey (60)     Director    Director   Chief Communications Officer of the National       57      Director of Neurogen
2101 Constitution Ave., N.W.            since 1999 Academy of Sciences/National Research                      Corporation, a
Room 285                                           Council, an independent, federally chartered               pharmaceutical
Washington, D.C. 20418                             policy institution, since 2001 and previously              company, since
                                                   Chief Operating Officer from 1993-2001.                    January 1998.
                                                   Trustee/Director of funds in the Fund Complex.
                                                   Director of the Institute for Defense Analyses, a
                                                   federally funded research and development
                                                   center, Director of the German Marshall Fund
                                                   of the United States, Trustee of Colorado College
                                                   and Vice Chair of the Board of the Council for
                                                   Excellence in Government. Prior to 1993,
                                                   Executive Director of the Commission on
                                                   Behavioral and Social Sciences and Education
                                                   at the National Academy of Sciences/National
                                                   Research Council. From 1980 through 1989,
                                                   Partner of Coopers & Lybrand.

INTERESTED DIRECTORS:*

                                                                                                   NUMBER OF
                                         TERM OF                                                   FUNDS IN
                                        OFFICE AND                                                   FUND
                            POSITION(S) LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH    TIME     PRINCIPAL OCCUPATION(S)                         OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND      SERVED    DURING PAST 5 YEARS                            BY DIRECTOR  HELD BY DIRECTOR
Mitchell M. Merin* (49)     Director    Director   President and Chief Operating Officer of           57
1221 Avenue of the Americas             since 1999 Morgan Stanley Investment Management since
New York, NY 10020                                 December 1998. President and Director since
                                                   April 1997 and Chief Executive Officer since
                                                   June 1998 of Morgan Stanley Investment
                                                   Advisors Inc. and Morgan Stanley Services
                                                   Company Inc. Chairman, Chief Executive
                                                   Officer and Director of Morgan Stanley
                                                   Distributors Inc. since June 1998. Chairman and
                                                   Chief Executive Officer since June 1998, and
                                                   Director since January 1998 of Morgan Stanley
                                                   Trust. Director of various Morgan Stanley
                                                   subsidiaries. President of the Morgan Stanley
                                                   Funds since May 1999. Trustee/Director of
                                                   funds in the Fund Complex. Previously Chief
                                                   Strategic Officer of Morgan Stanley Investment
                                                   Advisors Inc. and Morgan Stanley Services
                                                   Company Inc. and Executive Vice President
                                                   of Morgan Stanley Distributors Inc. April 1997-
                                                   June 1998, Vice President of the Morgan Stanley
                                                   Funds May 1997-April 1999, and Executive Vice
                                                   President of Dean Witter, Discover & Co. prior
                                                   to May 1997.

                                                                                                   NUMBER OF
                                         TERM OF                                                   FUNDS IN
                                        OFFICE AND                                                   FUND
                            POSITION(S) LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH    TIME     PRINCIPAL OCCUPATION(S)                         OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND      SERVED    DURING PAST 5 YEARS                            BY DIRECTOR  HELD BY DIRECTOR
Richard F. Powers, III* (56) Director   Director   Chairman, President, Chief Executive Officer,      94
1 Parkview Plaza             and        since 1999 Director and Managing Director of
P.O. Box 5555                President             Van Kampen Investments. Chairman, Director
Oakbrook Terrace, IL 60181                         and Chief Executive Officer of the Advisers, the
                                                   Distributor and Van Kampen Advisors Inc. since
                                                   1998. Managing Director of the Advisers, the
                                                   Distributor and Van Kampen Advisors Inc. since
                                                   July 2001. Director and Officer of certain other
                                                   subsidiaries of Van Kampen Investments. Chief
                                                   Sales and Marketing Officer of Morgan Stanley
                                                   Asset Management Inc. Trustee/Director and
                                                   President or Trustee, President and Chairman
                                                   of the Board of funds in the Fund Complex.
                                                   Prior to May 1998, Executive Vice President
                                                   and Director of Marketing at Morgan Stanley
                                                   and Director of Dean Witter, Discover & Co.
                                                   and Dean Witter Realty. Prior to 1996, Director
                                                   of Dean Witter Reynolds Inc.

Wayne W. Whalen* (62)        Director   Director   Partner in the law firm of Skadden, Arps, Slate,   94
333 West Wacker Drive                   since 1997 Meagher & Flom (Illinois), legal counsel to
Chicago, IL 60606                                  funds in the Fund Complex. Trustee/
                                                   Director/Managing General Partner of funds in
                                                   the Fund Complex.

* SUCH DIRECTOR IS AN "INTERESTED PERSON" (WITHIN THE MEANING OF SECTION 2(a)(19) OF THE 1940 ACT). MR. WHALEN IS AN INTERESTED PERSON OF CERTAIN FUNDS IN THE FUND COMPLEX BY REASON OF HIS FIRM CURRENTLY ACTING AS LEGAL COUNSEL TO SUCH FUNDS IN THE FUND COMPLEX. MESSRS. MERIN AND POWERS ARE INTERESTED PERSONS OF FUNDS IN THE FUND COMPLEX AND THE ADVISERS BY REASON OF THEIR POSITIONS WITH MORGAN STANLEY OR ITS AFFILIATES.

OFFICERS:

                                         TERM OF
                                        OFFICE AND
                            POSITION(S) LENGTH OF
NAME, AGE AND ADDRESS        HELD WITH    TIME     PRINCIPAL OCCUPATION(S)
OF INDEPENDENT DIRECTOR        FUND      SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)        Vice        Officer    Managing Director and Chief Investment Officer of Van Kampen Investments,
2800 Post Oak Blvd.         President   since 1998 and Managing Director and President of the Advisers and Van Kampen
45th Floor                                         Advisors Inc. Executive Vice President and Chief Investment Officer of
Houston, TX 77056                                  funds in the Fund Complex. Prior to December 2000, Executive Vice President
                                                   and Chief Investment Officer of Van Kampen Investments, and President and
                                                   Chief Operating Officer of the Advisers.  Prior to April 2000, Executive
                                                   Vice President and Chief Investment Officer for Equity Investments of the
                                                   Advisers. Prior to October 1998, Vice President and Senior Portfolio Manager
                                                   with AIM Capital Management, Inc. Prior to February 1998, Senior Vice
                                                   President and Portfolio Manager of Van Kampen American Capital Asset
                                                   Management, Inc., Van Kampen American Capital Investment Advisory Corp. and
                                                   Van Kampen American Capital Management, Inc.

Joseph J. McAlinden (59)    Chief       Officer    Managing Director and Chief Investment Officer of Morgan Stanley Investment
1221 Avenue of the Americas Investment  since 2002 Advisors Inc. and Director of Morgan Stanley Trust for over 5 years.
New York, NY 10020          Officer

                                         TERM OF
                                        OFFICE AND
                            POSITION(S) LENGTH OF
NAME, AGE AND ADDRESS        HELD WITH    TIME     PRINCIPAL OCCUPATION(S)
OF INDEPENDENT DIRECTOR        FUND      SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)    Vice       Officer     Managing Director and Director of Van Kampen Investments, Director of the
1221 Avenue of the Americas President  since 1999  Advisers, Van Kampen Advisors Inc., the Distributor, Investor Services and
New York, NY 10020          and                    certain other subsidiaries of Van Kampen Investments. Managing Director and
                            Secretary              General Counsel-Mutual Funds of Morgan Stanley Investment Advisors, Inc.
                                                   Vice President or Principal Legal Officer and Secretary of funds in the Fund
                                                   Complex. Prior to July 2001, Managing Director, General Counsel, Secretary
                                                   and Director of Van Kampen Investments, the Advisers, the Distributor, Investor
                                                   Services, and certain other subsidiaries of Van Kampen Investments. Prior to
                                                   December 2000, Executive Vice President, General Counsel, Secretary and
                                                   Director of Van Kampen Investments, the Advisers, Van Kampen Advisors Inc.,
                                                   the Distributor, Investor Services and certain other subsidiaries of Van Kampen
                                                   Investments. Prior to January 1999, Vice President and Associate General
                                                   Counsel to New York Life Insurance Company ("New York Life"), and prior to
                                                   March 1997, Associate General Counsel of New York Life. Prior to
                                                   December 1993, Assistant General Counsel of The Dreyfus Corporation. Prior
                                                   to August 1991, Senior Associate, Willkie Farr & Gallagher. Prior to
                                                   January 1989, Staff Attorney at the Securities and Exchange Commission,
                                                   Division of Investment Management, Office of Chief Counsel.

John R. Reynoldson (49)     Vice       Officer     Executive Director of the Advisers and Van Kampen Advisors Inc. Vice
1 Parkview Plaza            President  since 2000  President of funds in the Fund Complex. Prior to July 2001, Principal and Co-
Oakbrook Terrace, IL 60181                         head of the Fixed Income Department of the Advisers and Van Kampen
                                                   Advisors Inc. Prior to December 2000, Senior Vice President of the Advisers
                                                   and Van Kampen Advisors Inc. Prior to May 2000, he managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to
                                                   June 1999, he managed the government securities bond group for Asset
                                                   Management. Mr. Reynoldson has been with Asset Management since
                                                   April 1987.

                                         TERM OF
                                        OFFICE AND
                            POSITION(S) LENGTH OF
NAME, AGE AND ADDRESS        HELD WITH    TIME     PRINCIPAL OCCUPATION(S)
OF INDEPENDENT DIRECTOR        FUND      SERVED    DURING PAST 5 YEARS
John L. Sullivan (47)        Vice       Officer    Executive Director of Van Kampen Investments, the Advisers and Van Kampen
1 Parkview Plaza             President, since 1997 Advisors Inc. Vice President, Chief Financial Officer and Treasurer of funds in
Oakbrook Terrace, IL 60181   Chief                 the Fund Complex. Head of Fund Accounting for Morgan Stanley Investment
                             Financial             Management.
                             Officer
                             and
                             Treasurer

John H. Zimmermann, III (44) Vice       Officer    Managing Director and Director of Van Kampen Investments, and Managing
Harborside Financial Center  President  since 2000 Director, President and Director of the Distributor. Vice President of funds in
Plaza 2 - 7th Floor                                the Fund Complex. Prior to December 2000, President of Van Kampen
Jersey City, NJ 07311                              Insurance Agency of Illinois Inc., and Senior Vice President
                                                   and Director of Van Kampen Investments. From November 1992 to
                                                   December 1997, Mr. Zimmermann was Senior Vice President of the Distributor.

YOUR NOTES:

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                                 [VAN KAMPEN INVESTMENTS LOGO]

                     Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
                     472, 572, 672                             Member NASD/SIPC.
                     EEQ ANR 8/02                                6889H02-AP-8/02

VAN KAMPEN
FOCUS EQUITY FUND
ANNUAL REPORT


[PHOTO OF FATHER DAUGHTER SAILBOAT]

JUNE 30, 2002


PRIVACY NOTICE INFORMATION ON THE BACK.



VAN KAMPEN INVESTMENTS
GENERATIONS OF EXPERIENCE-SM-

         TABLE OF CONTENTS

                                    OVERVIEW
                      Letter to Shareholders     1
                           Economic Snapshot     2

                         PERFORMANCE SUMMARY
                           Return Highlights     4
         Performance of a $10,000 Investment     5

                       PORTFOLIO AT A GLANCE
                            Top Ten Holdings     6
                            Top Five Sectors     6
            Q&A with Your Portfolio Managers     7
                           Glossary of Terms    10

                              BY THE NUMBERS
                     Your Fund's Investments    11
                        Financial Statements    14
               Notes to Financial Statements    20
              Report of Independent Auditors    26

                      VAN KAMPEN INVESTMENTS
              The Van Kampen Family of Funds    27
  Board of Directors and Important Addresses    28
            Director and Officer Information    29


THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

[SIDENOTE]
YOU HAVE A TIME-TESTED PARTNER IN VAN KAMPEN.


        NOT FDIC INSURED.      MAY LOSE VALUE.    NO BANK GUARANTEE.

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.


Sincerely,

/s/ Richard F. Powers, III

RICHARD F. POWERS, III
PRESIDENT AND CEO
VAN KAMPEN INVESTMENT ADVISORY CORP.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 2000--MARCH 31, 2002)

[CHART]

   Mar-00                4.8%
   Jun-00                5.7%
   Sep-00                1.3%
   Dec-00                1.9%
   Mar-01                1.3%
   Jun-01                0.3%
   Sep-01               -1.3%
   Dec-01                1.7%
   Mar-02                6.1%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 2000--JUNE 30, 2002)

[CHART]

                   INTEREST RATES       INFLATION
Jun-00                   6.500              3.7
Jul-00                   6.500              3.7
Aug-00                   6.500              3.4
Sep-00                   6.500              3.5
Oct-00                   6.500              3.4
Nov-00                   6.500              3.4
Dec-01                   6.500              3.4
Jan-01                   5.500              3.7
Feb-01                   5.500              3.5
Mar-01                   5.000              2.9
Apr-01                   4.500              3.3
May-01                   4.000              3.6
Jun-01                   3.750              3.2
Jul-01                   3.750              2.7
Aug-01                   3.500              2.7
Sep-01                   3.000              2.6
Oct-01                   2.500              2.1
Nov-01                   2.000              1.9
Dec-01                   1.750              1.6
Jan-02                   1.750              1.1
Feb-02                   1.750              1.1
Mar-02                   1.750              1.5
Apr-02                   1.750              1.6
May-02                   1.750              1.2
Jun-02                   1.750              1.1

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                      PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2002)

                                                A SHARES     B SHARES    C SHARES
---------------------------------------------------------------------------------
One-year total return based on NAV(1)             -22.87%      -23.44%     -23.44%
---------------------------------------------------------------------------------
One-year total return(2)                          -27.29%      -27.27%     -24.20%
---------------------------------------------------------------------------------
Five-year average annual total return(2)            1.94%        2.17%       2.41%
---------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)         8.63%        8.83%       8.83%
---------------------------------------------------------------------------------
Commencement date                                  1/2/96       1/2/96      1/2/96
---------------------------------------------------------------------------------


(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12B-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PERFORMANCE OF A $10,000 INVESTMENT
(JANUARY 2, 1996--JUNE 30, 2002)

[CHART]

                                          STANDARD & POOR'S               LIPPER CAPITAL
                                        500 INDEX MEASURES THE        APPRECIATION FUND INDEX
                                      PERFORMANCE OF 500 WIDELY    IS A COMPOSITE OF MUTUAL FUNDS
                 FOCUS EQUITY          HELD COMMON STOCKS FROM          MANAGED FOR MAXIMUM
                     FUND               83 INDUSTRIAL GROUPS.+            CAPITAL GAINS.+
 1/96              $9,427                    $10,000
 3/96             $10,416                    $10,389
 6/96             $11,361                    $10,794
 9/96             $11,850                    $11,062
12/96             $12,975                    $11,922                       $10,000
 3/97             $13,415                    $12,186                        $9,170
 6/97             $14,648                    $14,246                       $10,580
 9/97             $16,201                    $15,246                       $11,801
12/97             $17,088                    $15,619                       $11,522
 3/98             $20,090                    $17,732                       $12,995
 6/98             $19,179                    $18,249                       $13,214
 9/98             $15,525                    $16,369                       $11,318
12/98             $19,484                    $19,784                       $13,624
 3/99             $22,019                    $20,704                       $14,488
 6/99             $24,083                    $22,093                       $15,894
 9/99             $23,842                    $20,645                       $15,263
12/99             $28,383                    $23,647                       $19,239
 3/00             $31,825                    $24,119                       $20,971
 6/00             $30,170                    $23,411                       $18,942
 9/00             $29,115                    $23,120                       $19,256
12/00             $25,026                    $21,250                       $16,752
 3/01             $20,384                    $18,675                       $14,362
 6/01             $22,189                    $19,707                       $15,508
 9/01             $18,884                    $16,754                       $12,228
12/01             $21,123                    $18,478                       $14,085
 3/02             $20,419                    $18,467                       $13,960
 6/02             $17,114                    $15,931                       $11,959

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE STANDARD & POOR'S 500 INDEX AND THE LIPPER CAPITAL APPRECIATION FUND INDEX OVER TIME.

THESE INDEXES ARE UNMANAGED BROAD-BASED, STATISTICAL COMPOSITES AND THEIR PERFORMANCE DOES NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THEY REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEXES ARE SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE PERFORMANCE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
+ BLOOMBERG

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2002)



1.   GENERAL ELECTRIC                                                      7.5%
     Produces appliances, lighting products, aircraft engines, and plastics.


2.   MICROSOFT                                                             6.9%
     Develops and supports a range of
     software products.

3.   PFIZER                                                                5.9%
     Manufactures pharmaceuticals, including Viagra and Lipitor, and consumer products such as Certs, Listerine, and Visine.


4.   FREDDIE MAC (FORMERLY FEDERAL HOME LOAN MORTGAGE)                     4.9%
     Works with lenders to provide federally mandated mortgages to families in the United States.

5.   WAL-MART STORES                                                       4.6%
     Operates discount department stores and warehouse membership clubs.

6.   CITIGROUP                                                             4.6%
     Provides financial services to consumer and corporate customers around the world.

7.   WYETH (FORMERLY AMERICAN HOME PRODUCTS)                               3.8%
     Develops a diversified line of health-care and agricultural products.

8.   HOME DEPOT                                                             3.6%
     Sells building materials and home-improvement products.


9.   INTEL                                                                  3.0%
     Designs, manufactures, and markets microcomputer components.


10.  CISCO SYSTEMS                                                          2.6%
     Provides solutions that connect computing devices and computer networks.


+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                                                JUNE 30, 2002            JUNE 30, 2001
Information Technology                                  21.1%                    23.6%
Health Care                                             19.9%                    17.1%
Financials                                              17.8%                    12.3%
Consumer Discretionary                                  13.2%                    13.6%
Industrials                                             11.2%                    22.0%

* SUBJECT TO CHANGE DAILY. THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN FOCUS EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S SELECT GROWTH TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE WILLIAM AUSLANDER, MANAGING DIRECTOR; JEFFREY ALVINO, EXECUTIVE DIRECTOR, AND PETER DANNENBAUM, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD?

A In a difficult environment for equity investing, the fund returned -22.87 percent for the 12-month period ended June 30, 2002. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISER.

     By comparison, the Standard & Poor's 500 Index, returned -17.97 percent and the Lipper Capital Appreciation Fund Index returned -8.60 percent. THE S&P 500 INDEX IS AN UMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. THE LIPPER CAPITAL APPRECIATION FUND INDEX IS A COMPOSITE OF MUTUAL FUNDS MANAGED FOR MAXIMUM CAPITAL GAINS. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q WHAT WERE SOME OF THE BROADER MARKET FACTORS THAT MADE THE INVESTING ENVIRONMENT CHALLENGING?

A The volatile market environment that became pronounced after the September 11 terrorist attacks continued into the first half of 2002. Growth stocks were particularly hard hit across the capitalization spectrum in the traditional growth areas of technology, biotechnology and telecom services. Accounting concerns remained at the forefront of investors' minds, amid a number of corporate scandals and bankruptcies, which culminated with the news of massive accounting fraud reported by WorldCom.

In addition, weak corporate profits, earnings warnings and a lack of encouraging forward guidance contributed to market pessimism, as did investor concern about geopolitical conflict overseas and fears of new terrorist attacks. These sentiments weighed heavily on the market, and although the macroeconomic picture did show some signs of improvement during the period as a number of positive data points were reported and inflation remained stable, the overall market sentiment and investor confidence was negative in the reporting period.

Q WHAT WAS YOUR STRATEGY IN MANAGING THE FUND IN THESE DIFFICULT CONDITIONS?

A In typical market conditions, the fund holds a mix of moderate and cyclical growth stocks. Moderate growers are companies expected to continue their earnings growth regardless of the macroeconomic situation. Cyclical growth stocks are more likely to outperform when the economy is strong. Early in the period, we determined that third-quarter 2001 corporate earnings would be lower than expected, especially in the technology sector. In response, we slightly increased the fund's weighting in moderate growers by paring back its technology investments and moving into what we deemed were more defensive stocks, such as those in the health-care industry. This strategy served the fund well during the third quarter, as many moderate growth stocks outperformed their cyclical counterparts. After the post-September 11 market drop, we modified this strategy, believing that the stock market had declined further than was warranted and that a number of stocks--especially in the technology sector--had become available at what we deemed to be attractive prices. This strategy worked well in the fourth quarter, as technology stocks rose with the rest of the market. We again reduced the fund's technology weighting in response to the sharp rise in technology valuations which, in our view, had gotten ahead of business momentum. This decision proved prudent as the rise was short-lived, as the first quarter of 2002 saw renewed intense fluctuations in investor sentiment.

Q WHAT WERE SOME OF THE AREAS THAT DETRACTED FROM THE FUND'S PERFORMANCE?

A Industrials and consumer discretionary stocks were two areas that struggled significantly. Tyco, formerly the fund's largest position, suffered a sharp decline amid concerns about its planned split into four separate companies and accounting concerns, exacerbated by the Enron debacle. We liquidated the fund's position in Tyco in January 2002. General Electric is, as of the end of the reporting period, the fund's largest holding, and despite its recent struggles we added to the fund's position in GE on weakness. GE continued to struggle as a result of accounting fears, despite having a strong and well-diversified business model.

Q WHAT WERE SOME OF THE AREAS THAT HELPED THE FUND'S PERFORMANCE?

A Stock selection for the fund was favorable relative to the S&P 500 in health care, information technology and telecom services. In the health-care sector, Lab Corp and Quest Diagnostics were among the better performing issues. Underweighted positions in telecom services stocks and our complete avoidance of the utilities sector helped the fund's relative performance, as these areas continued to struggle. The fund's holdings in the defense sector also performed well, including General Dynamics and Raytheon.

     KEEP IN MIND NOT ALL STOCKS HELD BY THE FUND PERFORMED FAVORABLY AND THERE IS NO GUARANTEE THAT THESE STOCKS WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE.

Q WERE THERE ANY MAJOR CHANGES MADE TO THE FUND'S PORTFOLIO IN THE PERIOD?

A    As we mentioned, Tyco had been the fund's largest holding, but was eliminated in the period. Also, we've shifted some assets to health-care issues, mainly because of attractive valuations. We've also added to some of the fund's bellwether technology stocks, including Microsoft, Cisco and Intel, and we are looking for attractive opportunities in the software and storage industries. We believe these companies will be well positioned to benefit from an upturn in the economy.

     Among financials, we've added to some lower-beta stocks, including Citigroup and Freddie Mac. Citigroup had declined on concerns about the company's exposure to Latin America, and to troubled names such as Adelphia and WorldCom. In our view, these exposures are not material, given the diversity of Citigroup's business model. Overall, we've increased the fund's exposure to cyclical growth stocks, as these issues have historically performed well in a recovering economic climate, which we are cautiously optimistic for in the latter part of 2002.

Q WHAT IS YOUR OUTLOOK FOR THE FUND AND THE ECONOMY IN THE COMING MONTHS?

A The recent stream of accounting irregularities is leading to a sell-off that could ultimately, in our view, be healthy for the markets. We believe that as corporate accounting practices become more regulated, investors will then begin to regain confidence in the integrity and competency of company managements. The economy has shown signs of improvement, and we believe a recovery may take place by the end of 2002. The fund remains invested in a mix of stable and cyclical growth companies, and we continue to focus on intense fundamental research.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                SHARES         VALUE
COMMON STOCKS 96.5%
CONSUMER DISCRETIONARY  13.2%
MEDIA  3.7%
Liberty Media Corp., Class A (a)                           305,110    $   3,051,100
Univision Communications, Inc., Class A (a)                 45,800        1,438,120
Viacom, Inc., Class B (a)                                  143,955        6,387,283
                                                                      -------------
                                                                         10,876,503
                                                                      -------------
MULTILINE RETAIL  5.9%
BJ's Wholesale Club, Inc. (a)                               97,950        3,771,075
Wal-Mart Stores, Inc.                                      244,325       13,440,318
                                                                      -------------
                                                                         17,211,393
                                                                      ------------
SPECIALTY RETAIL  3.6%
Home Depot, Inc.                                           281,750       10,348,678
                                                                      -------------
TOTAL CONSUMER DISCRETIONARY                                             38,436,574
                                                                      -------------
CONSUMER STAPLES  8.2%
BEVERAGES  3.6%
Coca-Cola Co.                                              133,850        7,495,600
PepsiCo, Inc.                                               62,630        3,018,766
                                                                      -------------
                                                                         10,514,366
                                                                      -------------
HOUSEHOLD PRODUCTS  2.4%
Procter & Gamble Co.                                        76,500        6,831,450
                                                                      -------------
TOBACCO  2.2%
Philip Morris Cos., Inc.                                   145,875        6,371,820
                                                                      -------------
TOTAL CONSUMER STAPLES                                                   23,717,636
                                                                      -------------
ENERGY  3.4%
ENERGY EQUIPMENT & SERVICES  3.4%
Baker Hughes, Inc.                                         220,675        7,346,271
BJ Services Co. (a)                                         77,525        2,626,547
                                                                      -------------
                                                                          9,972,818
                                                                      -------------
FINANCIALS  17.8%
BANKS  1.3%
Bank of New York Co., Inc.                                 106,700        3,601,125
                                                                      -------------
DIVERSIFIED FINANCIALS  14.1%
American Express Co.                                        47,050        1,708,856
Capital One Financial Corp.                                119,500        7,295,475
Citigroup, Inc.                                            346,633       13,432,029


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                          MARKET
DESCRIPTION                                                SHARES         VALUE
DIVERSIFIED FINANCIALS (CONTINUED)
Freddie Mac                                                233,425    $  14,285,610
Goldman Sachs Group, Inc.                                   58,650        4,301,977
                                                                      -------------
                                                                         41,023,947
                                                                      -------------
INSURANCE  2.4%
American International Group, Inc.                         102,825        7,015,750
                                                                      -------------
TOTAL FINANCIALS                                                         51,640,822
                                                                      -------------
HEALTH CARE  19.9%
BIOTECHNOLOGY  1.1%
Amgen, Inc. (a)                                             53,525        2,241,627
Gilead Sciences, Inc. (a)                                   26,825          882,006
                                                                      -------------
                                                                          3,123,633
                                                                      -------------
HEALTH CARE EQUIPMENT & SUPPLIES  2.3%
Baxter International, Inc.                                  61,675        2,741,454
Medtronic, Inc.                                             91,350        3,914,347
                                                                      -------------
                                                                          6,655,801
                                                                      -------------
HEALTH CARE PROVIDERS & SERVICES  4.6%
HCA, Inc.                                                  128,450        6,101,375
Laboratory Corp. Of America Holdings (a)                   161,025        7,350,791
                                                                      -------------
                                                                         13,452,166
                                                                      -------------
PHARMACEUTICALS  11.9%
Johnson & Johnson                                          123,250        6,441,045
Pfizer, Inc.                                               490,250       17,158,750
Wyeth                                                      217,200       11,120,640
                                                                      -------------
                                                                         34,720,435
                                                                      -------------
TOTAL HEALTH CARE                                                        57,952,035
                                                                      -------------
INDUSTRIALS  11.2%
AEROSPACE & DEFENSE  2.0%
General Dynamics Corp.                                      56,475        6,006,116
                                                                      -------------
COMMERCIAL SERVICES & SUPPLIES  1.7%
First Data Corp.                                           131,850        4,904,820
                                                                      -------------
INDUSTRIAL CONGLOMERATES  7.5%
General Electric Co.                                       748,150       21,733,758
                                                                      -------------
TOTAL INDUSTRIALS                                                        32,644,694
                                                                      -------------
INFORMATION TECHNOLOGY  21.1%
COMMUNICATIONS EQUIPMENT  3.1%
Cisco Systems, Inc. (a)                                    549,100        7,659,945
QUALCOMM, Inc. (a)                                          43,900        1,206,811
                                                                      -------------
                                                                          8,866,756
                                                                      -------------


                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                          MARKET
DESCRIPTION                                                SHARES         VALUE
COMPUTERS & PERIPHERALS 2.9%
Dell Computer Corp. (a)                                    221,075    $   5,778,901
International Business Machines Corp.                       36,700        2,642,400
                                                                      -------------
                                                                          8,421,301
                                                                      -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS  7.3%
Applied Materials, Inc. (a)                                161,150        3,065,073
Intel Corp.                                                469,700        8,581,419
Linear Technology Corp.                                     83,950        2,638,548
Maxim Integrated Products, Inc. (a)                         24,275          930,461
Texas Instruments, Inc.                                    224,825        5,328,352
Xilinx, Inc. (a)                                            32,825          736,265
                                                                      -------------
                                                                         21,280,118
                                                                      -------------
SOFTWARE  7.8%
Microsoft Corp. (a)                                        369,450       20,208,915
Oracle Corp. (a)                                           183,475        1,737,508
VERITAS Software Corp. (a)                                  42,050          832,170
                                                                      -------------
                                                                         22,778,593
                                                                      -------------
TOTAL INFORMATION TECHNOLOGY                                             61,346,768
                                                                      -------------
TELECOMMUNICATION SERVICES  1.7%
DIVERSIFIED TELECOMMUNICATION SERVICES  1.7%
Verizon Communications, Inc.                               125,839        5,052,436
                                                                      -------------

TOTAL LONG-TERM INVESTMENTS  96.5%
    (Cost $300,668,967)                                                 280,763,783
                                                                      -------------
REPURCHASE AGREEMENT  5.6%
J.P. Morgan Securities Inc. ($16,346,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    06/28/02, to be sold on 07/01/02 at $16,348,384 )
    (Cost $16,346,000)                                                   16,346,000
                                                                      -------------

TOTAL INVESTMENTS  102.1%
    (Cost $317,014,967)                                                 297,109,783

LIABILITIES IN EXCESS OF OTHER ASSETS  (2.1)%                            (6,254,059)

NET ASSETS  100%                                                      $ 290,855,724
                                                                      =============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.


SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002

ASSETS:
Total Investments (Cost $317,014,967)                                 $ 297,109,783
Cash                                                                            363
Receivables:
  Investments Sold                                                        8,328,489
  Dividends                                                                 237,872
  Fund Shares Sold                                                          183,397
  Interest                                                                    2,384
Other                                                                        49,203
                                                                      -------------
    Total Assets                                                        305,911,491
                                                                      -------------
LIABILITIES:
Payables:
  Investments Purchased                                                   8,445,469
  Fund Shares Repurchased                                                 5,746,002
  Distributor and Affiliates                                                321,943
  Investment Advisory Fee                                                   224,141
  Administrative Fee                                                         68,528
  Directors' Fee                                                              1,917
Accrued Expenses                                                            137,942
Directors' Deferred Compensation and Retirement Plans                       109,825
                                                                      -------------
    Total Liabilities                                                    15,055,767
                                                                      -------------
NET ASSETS                                                            $ 290,855,724
                                                                      =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000
 shares authorized )                                                  $ 453,266,080
Accumulated Net Investment Loss                                            (100,701)
Net Unrealized Depreciation                                             (19,905,184)
Accumulated Net Realized Loss                                          (142,404,471)
                                                                      -------------
NET ASSETS                                                            $ 290,855,724
                                                                      =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $109,682,057 and 7,512,818 shares of beneficial
    interest issued and outstanding)                                  $       14.60
    Maximum sales charge (5.75%* of offering price)                            0.89
                                                                      -------------
    Maximum offering price to public                                  $       15.49
                                                                      =============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $149,545,681 and 10,803,618 shares of beneficial
    interest issued and outstanding)                                  $       13.84
                                                                      =============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $31,627,986 and 2,284,142 shares of beneficial
    interest issued and outstanding)                                  $       13.85
                                                                      =============


* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.


                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends                                                             $  3,012,435
Interest                                                                   261,140
                                                                      ------------
    Total Income                                                         3,273,575
                                                                      ------------
EXPENSES:
Investment Advisory Fee                                                  3,356,234
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $339,018, $1,958,320 and $415,528, respectively)                    2,712,866
Administrative Fee                                                         957,579
Shareholder Services                                                       165,423
Custody                                                                     38,931
Legal                                                                       38,609
Directors' Fees and Related Expenses                                        15,682
Other                                                                      286,084
                                                                      ------------

    Total Expenses                                                       7,571,408
    Investment Advisory Fee Reduction                                     (198,485)
                                                                      ------------
    Net Expenses                                                         7,372,923
                                                                      ------------
NET INVESTMENT LOSS                                                   $ (4,099,348)
                                                                      ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss                                                     $(62,705,649)
                                                                      ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                9,848,443
  End of the Period                                                    (19,905,184)
                                                                      ------------
Net Unrealized Depreciation During the Period                          (29,753,627)
                                                                      ------------
NET REALIZED AND UNREALIZED LOSS                                      $(92,459,276)
                                                                      ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                            $(96,558,624)
                                                                      ============


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                        YEAR ENDED      YEAR ENDED
                                                       JUNE 30, 2002   JUNE 30, 2001
                                                       -------------   -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                    $  (4,099,348)  $  (6,223,298)
Net Realized Loss                                        (62,705,649)    (78,685,766)
Net Unrealized Depreciation During the Period            (29,753,627)    (79,255,027)
                                                       -------------   -------------
Change in Net Assets from Operations                     (96,558,624)   (164,164,091)
                                                       -------------   -------------
Distributions from Net Realized Gain:
Class A Shares                                                   -0-      (9,877,603)
Class B Shares                                                   -0-     (15,870,831)
Class C Shares                                                   -0-      (3,367,615)
                                                       -------------   -------------
Total Distributions                                              -0-     (29,116,049)
                                                       -------------   -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES      (96,558,624)   (193,280,140)
                                                       -------------   -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                108,751,626     154,330,615
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                  -0-      26,430,943
Cost of Shares Repurchased                              (155,350,393)   (108,525,600)
                                                       -------------   -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS       (46,598,767)     72,235,958
                                                       -------------   -------------
TOTAL DECREASE IN NET ASSETS                            (143,157,391)   (121,044,182)
NET ASSETS:
Beginning of the Period                                  434,013,115     555,057,297
                                                       -------------   -------------
End of the Period (Including accumulated net investment
   loss of $(100,701) and $(81,341), respectively)     $ 290,855,724   $ 434,013,115
                                                       =============   =============


                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.

CLASS A SHARES                                      YEAR ENDED JUNE 30,
                                      -----------------------------------------------
                                      2002(a)    2001(a)   2000(a)   1999(a)  1998(a)
                                      -----------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $18.94     $27.17    $22.98    $20.01   $16.98
                                      ------     ------    ------    ------   ------
  Net Investment Loss                  (0.11)     (0.16)    (0.18)    (0.14)   (0.07)
  Net Realized and Unrealized
    Gain/Loss                          (4.23)     (6.81)     5.82      4.70     5.03
                                      ------     ------    ------    ------   ------
Total from Investment Operations       (4.34)     (6.97)     5.64      4.56     4.96
                                      ------     ------    ------    ------   ------
  Less Distributions from
    Net Realized Gain                    -0-      (1.26)    (1.45)    (1.59)   (1.93)
                                      ------     ------    ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD                              $14.60     $18.94    $27.17    $22.98   $20.01
                                      ======     ======    ======    ======   ======
Total Return* (b)                     -22.87%    -26.45%    25.28%    25.57%   30.93%
Net Assets at End of the Period
  (In millions)                       $109.7     $155.1    $186.0     $73.8    $64.0
Ratio of Expenses to Average
  Net Assets*                           1.50%      1.50%     1.50%     1.50%    1.50%
Ratio of Net Investment Loss to
  Average Net Assets*                 (0.62)%    (0.73)%   (0.71)%   (0.73)%  (0.37)%
Portfolio Turnover                       114%        80%      106%      282%     308%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:
Ratio of Expenses to Average
  Net Assets                            1.55%      1.52%     1.56%     1.61%    1.71%
Ratio of Net Investment Loss to
  Average Net Assets                  (0.67)%    (0.75)%   (0.77)%   (0.84)%  (0.59)%

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.

CLASS B SHARES                                       YEAR ENDED JUNE 30,
                                      -----------------------------------------------
                                      2002(a)    2001(a)   2000(a)   1999(a)  1998(a)
                                      -----------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $18.09     $26.22    $22.38    $19.67   $16.85
                                      ------     ------    ------    ------   ------
  Net Investment Loss                  (0.22)     (0.32)    (0.36)    (0.28)   (0.21)
  Net Realized and Unrealized
    Gain/Loss                          (4.03)     (6.55)     5.65      4.58     4.96
                                      ------     ------    ------    ------   ------
Total from Investment Operations       (4.25)     (6.87)     5.29      4.30     4.75
                                      ------     ------    ------    ------   ------
  Less Distributions from
    Net Realized Gain                    -0-      (1.26)    (1.45)    (1.59)   (1.93)
                                      ------     ------    ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD                              $13.84     $18.09    $26.22    $22.38   $19.67
                                      ======     ======    ======    ======   ======
Total Return* (b)                     -23.44%    -27.01%    24.42%    24.59%   29.94%
Net Assets at End of the Period
  (In millions)                       $149.5     $230.5    $307.8    $176.2   $130.5
Ratio of Expenses to Average
  Net Assets*                           2.25%      2.25%     2.25%     2.25%    2.25%
Ratio of Net Investment Loss to
  Average Net Assets*                 (1.37)%    (1.48)%   (1.46)%   (1.50)%  (1.11)%
Portfolio Turnover                       114%        80%      106%      282%     308%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:
Ratio of Expenses to Average
  Net Assets                            2.30%      2.27%     2.31%     2.36%    2.47%
Ratio of Net Investment Loss to
  Average Net Assets                  (1.42)%    (1.50)%   (1.52)%   (1.61)%  (1.34)%

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


                                              SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.

CLASS C SHARES                                      YEAR ENDED JUNE 30,
                                      -----------------------------------------------
                                      2002(a)    2001(a)   2000(a)   1999(a)  1998(a)
                                      -----------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $18.09     $26.21    $22.36    $19.66   $16.83
                                      ------     ------    ------    ------   ------
  Net Investment Loss                  (0.22)     (0.32)    (0.36)    (0.28)   (0.21)
  Net Realized and Unrealized
    Gain/Loss                          (4.02)     (6.54)     5.66      4.57     4.97
                                      ------     ------    ------    ------   ------
Total from Investment Operations       (4.24)     (6.86)     5.30      4.29     4.76
                                      ------     ------    ------    ------   ------
  Less Distributions from
    Net Realized Gain                    -0-      (1.26)    (1.45)    (1.59)   (1.93)
                                      ------     ------    ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD                              $13.85     $18.09    $26.21    $22.36   $19.66
                                      ======     ======    ======    ======   ======
Total Return* (b)                     -23.44%    -26.95%    24.38%    24.67%   29.90%
Net Assets at End of the Period
  (In millions)                       $ 31.6     $ 48.4    $ 61.3    $ 27.2   $ 24.9
Ratio of Expenses to Average
  Net Assets*                           2.25%      2.25%     2.25%     2.25%    2.25%
Ratio of Net Investment Loss to
  Average Net Assets*                 (1.37)%    (1.48)%   (1.46)%   (1.48)%  (1.13)%
Portfolio Turnover                       114%        80%      106%      282%     308%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:
Ratio of Expenses to Average
  Net Assets                            2.33%      2.27%     2.31%     2.36%    2.25%
Ratio of Net Investment Loss to
  Average Net Assets                  (1.45)%    (1.50)%   (1.52)%   (1.59)%  (1.35)%

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

1.  SIGNIFICANT ACCOUNTING POLICIES
The Van Kampen Focus Equity Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company, under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a nondiversified portfolio of corporate equity and equity linked securities. The Fund commenced operations on January 2, 1996.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $102,688,136, which will expire between June 30, 2009 and June 30, 2010.

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

    Cost of investments for tax purposes                   $ 335,373,313
                                                           =============
    Gross tax unrealized appreciation                      $   9,881,333
    Gross tax unrealized depreciation                        (48,144,863)
                                                           -------------
    Net tax unrealized depreciation on investments         $ (38,263,530)
                                                           =============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during 2002 and 2001 was as follows:

                                               2002             2001
    Distributions paid from:

      Ordinary income                        $  -0-          $15,492,214
      Long-term capital gain                    -0-           13,623,835
                                             ------          -----------
                                             $  -0-          $29,116,049
                                             ======          ===========

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to a current year net operating loss totaling $4,079,988 was reclassified from accumulated net investment loss to capital.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

    AVERAGE DAILY NET ASSETS                                 % PER ANNUM

    First $500 million                                          0.90%
    Next $500 million                                           0.85%
    Over $1 billion                                             0.80%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Adviser voluntarily waived $198,485 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $10,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $28,100, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $165,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $43,100 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $43,669.

3. CAPITAL TRANSACTIONS
At June 30, 2002, capital aggregated $172,206,556, $230,001,728 and $51,057,796 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                       SHARES            VALUE
   Sales:
     Class A                                          4,282,922    $  71,885,368
     Class B                                          1,622,355       27,087,881
     Class C                                            590,680        9,778,377
                                                      ---------    -------------
   Total Sales                                        6,495,957    $ 108,751,626
                                                      =========    =============
   Repurchases:
     Class A                                         (4,959,012)   $ (82,533,145)
     Class B                                         (3,562,866)     (57,172,912)
     Class C                                           (983,115)     (15,644,336)
                                                      ---------    -------------
   Total Repurchases                                 (9,504,993)   $(155,350,393)
                                                      =========    =============

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

     At June 30, 2001, capital aggregated $184,337,666 $262,228,887 and
$57,378,282 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:


                                                       SHARES           VALUE
   Sales:
     Class A                                          3,048,288    $  71,829,553
     Class B                                          2,762,102       62,971,523
     Class C                                            842,967       19,529,539
                                                      ---------    -------------
   Total Sales                                        6,653,357    $ 154,330,615
                                                      =========    =============
   Dividend Reinvestment:
     Class A                                            393,808    $   8,935,496
     Class B                                            668,599       14,555,420
     Class C                                            135,112        2,940,027
                                                      ---------    -------------
   Total Dividend Reinvestment                        1,197,519    $  26,430,943
                                                      =========    =============
   Repurchases:
     Class A                                         (2,097,395)   $ (45,455,521)
     Class B                                         (2,424,266)     (50,104,749)
     Class C                                           (641,111)     (12,965,330)
                                                      ---------    -------------
   Total Repurchases                                 (5,162,772)   $(108,525,600)
                                                      =========    =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:


                                  CONTINGENT DEFERRED SALES
                              CHARGE AS A PERCENTAGE OF DOLLAR
                                  AMOUNT SUBJECT TO CHARGE
                              ---------------------------------
YEAR OF REDEMPTION                  CLASS B       CLASS C
First                                  5.00%       1.00%
Second                                 4.00%       None
Third                                  3.00%       None
Fourth                                 2.50%       None
Fifth                                  1.50%       None
Thereafter                             None        None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $93,200 and CDSC on redeemed shares of Classes B and C of approximately $563,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the year ended June 30, 2002, the Fund made purchases of $406,660,140 and sales of $456,457,637 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $1,636,800 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately
$308,200.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Focus Equity Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Focus Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Focus Equity Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free Florida Insured Tax Free Income* High Yield Municipal** Insured Tax Free Income Intermediate Term Municipal Income Municipal Income New York Tax Free Income Pennsylvania Tax Free Income Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:


[ILLUSTRATION OF COMPUTER]
-  visit our Web site at
vankampen.com--
to view a prospectus, select
DOWNLOAD PROSPECTUS

[ILLUSTRATION OF TELEPHONE]
- call us at (800) 847-2424 Telecommunications
Device for the Deaf (TDD) users,
call (800)421-2833.

[ILLUSTRATION OF ENVELOPES]
-  e-mail us by visiting
vankampen.com and
selecting CONTACT US

*  Closed to new investors
** Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN FOCUS EQUITY FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

WAYNE W.WHALEN*- Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

DIRECTOR AND OFFICER INFORMATION



The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

INDEPENDENT DIRECTORS:

                                                                                                NUMBER OF
                                             TERM OF                                            FUNDS IN
                                           OFFICE AND                                             FUND
                              POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME         PRINCIPAL OCCUPATION(S)               OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED        DURING PAST 5 YEARS                  BY DIRECTOR  HELD BY DIRECTOR

J. Miles Branagan (70)        Director     Director     Private investor. Trustee/Director of      57
1632 Morning Mountain Road                 since 1997   funds in the Fund Complex. Co-founder,
Raleigh, NC 27614                                       and prior to August 1996, Chairman,
                                                        Chief Executive Officer and President,
                                                        MDT Corporation (now known as
                                                        Getinge/Castle, Inc., a subsidiary of
                                                        Getinge Industrier AB), a company which
                                                        develops, manufactures, markets and
                                                        services medical and scientific
                                                        equipment.


                                                                                                NUMBER OF
                                             TERM OF                                            FUNDS IN
                                           OFFICE AND                                             FUND
                              POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME         PRINCIPAL OCCUPATION(S)               OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED        DURING PAST 5 YEARS                  BY DIRECTOR HELD BY DIRECTOR
Jerry D. Choate (63)          Director     Director     Trustee/Director of funds in the Fund      57      Director of Amgen Inc., a
53 Monarch Bay Drive                       since 1999   Complex. Prior to January 1999, Chairman           biotechnological company,
Dana Point, CA 92629                                    and Chief Executive Officer of the                 and Director of Valero
                                                        Allstate Corporation ("Allstate") and              Energy Corporation, an
                                                        Allstate Insurance Company. Prior to               independent
                                                        January 1995, President and Chief                  refining company.
                                                        Executive Officer of Allstate. Prior to
                                                        August 1994, various management
                                                        positions at Allstate.


Linda Hutton Heagy (54)       Director     Director     Regional Managing Partner of Heidrick &    57
Sears Tower                                since 1997   Struggles, an executive search firm.
233 South Wacker Drive                                  Trustee/ Director of funds in the Fund
Suite 7000                                              Complex. Trustee on the University of
Chicago, IL 60606                                       Chicago Hospitals Board, Vice Chair of
                                                        the Board of the YMCA of Metropolitan
                                                        Chicago and a member of the Women's
                                                        Board of the University of Chicago.
                                                        Prior to 1997, Partner, Ray & Berndtson,
                                                        Inc., an executive recruiting firm.
                                                        Prior to 1996, Trustee of The
                                                        International House Board, a fellowship
                                                        and housing organization for
                                                        international graduate students.
                                                        Formerly, Executive Vice President of
                                                        ABN AMRO, N.A., a Dutch bank holding
                                                        company. Prior to 1992, Executive Vice
                                                        President of La Salle National Bank.


                                                                                                NUMBER OF
                                             TERM OF                                            FUNDS IN
                                           OFFICE AND                                             FUND
                              POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME         PRINCIPAL OCCUPATION(S)               OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED        DURING PAST 5 YEARS                  BY DIRECTOR  HELD BY DIRECTOR

R. Craig Kennedy (50)         Director     Director     Director and President, German Marshall    57
1744 R Street, N.W.                        since 1997   Fund of the United States, an
Washington, D.C. 20009                                  independent U.S. foundation created to
                                                        deepen understanding, promote
                                                        collaboration and stimulate exchanges of
                                                        practical experience between Americans
                                                        and Europeans. Trustee/Director of funds
                                                        in the Fund Complex. Formerly, advisor
                                                        to the Dennis Trading Group Inc., a
                                                        managed futures and option company that
                                                        invests money for individuals and
                                                        institutions. Prior to 1992, President
                                                        and Chief Executive Officer, Director
                                                        and member of the Investment Committee
                                                        of the Joyce Foundation, a private
                                                        foundation.

Jack E. Nelson (66)           Director     Director     President, Nelson Investment Planning      57
423 Country Club Drive                     since 1997   Services, Inc., a financial planning
Winter Park, FL 32789                                   company and registered investment
                                                        adviser in the State of Florida.
                                                        President, Nelson Ivest Brokerage
                                                        Services Inc., a member of the National
                                                        Association of Securities Dealers, Inc.
                                                        and Securities Investors Protection
                                                        Corp. Trustee/Director of funds in the
                                                        Fund Complex.


                                                                                                NUMBER OF
                                             TERM OF                                            FUNDS IN
                                           OFFICE AND                                             FUND
                              POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME         PRINCIPAL OCCUPATION(S)               OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED        DURING PAST 5 YEARS                  BY DIRECTOR  HELD BY DIRECTOR

Suzanne H. Woolsey (60)       Director     Director     Chief Communications Officer of the        57       Director of Neurogen
2101 Constitution Ave., N.W.               since 1999   National Academy of Sciences/National               Corporation, a
Room 285                                                Research Council, an independent,                   pharmaceutical company,
Washington, D.C. 20418                                  federally chartered policy institution,             since January 1998.
                                                        since 2001 and previously Chief
                                                        Operating Officer from 1993-2001.
                                                        Trustee/Director of funds in the Fund
                                                        Complex. Director of the Institute for
                                                        Defense Analyses, a federally funded
                                                        research and development center,
                                                        Director of the German Marshall Fund of
                                                        the United States, Trustee of Colorado
                                                        College and Vice Chair of the Board of
                                                        the Council for Excellence in
                                                        Government. Prior to 1993, Executive
                                                        Director of the Commission on Behavioral
                                                        and Social Sciences and Education at the
                                                        National Academy of Sciences/National
                                                        Research Council. From 1980 through
                                                        1989, Partner of Coopers & Lybrand.


INTERESTED DIRECTORS:*


                                                                                                NUMBER OF
                                             TERM OF                                            FUNDS IN
                                           OFFICE AND                                             FUND
                              POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME         PRINCIPAL OCCUPATION(S)               OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED        DURING PAST 5 YEARS                  BY DIRECTOR  HELD BY DIRECTOR
Mitchell M. Merin* (49)       Director     Director     President and Chief Operating Officer of   57
1221 Avenue of the Americas                since 1999   Morgan Stanley Investment Management
New York, NY 10020                                      since December 1998. President and
                                                        Director since April 1997 and Chief
                                                        Executive Officer since June 1998 of
                                                        Morgan Stanley Investment Advisors Inc.
                                                        and Morgan Stanley Services Company Inc.
                                                        Chairman, Chief Executive Officer and
                                                        Director of Morgan Stanley Distributors
                                                        Inc. since June 1998. Chairman and Chief
                                                        Executive Officer since June 1998, and
                                                        Director since January 1998 of Morgan
                                                        Stanley Trust. Director of various
                                                        Morgan Stanley subsidiaries. President
                                                        of the Morgan Stanley Funds since May
                                                        1999. Trustee/Director of funds in the
                                                        Fund Complex. Previously Chief Strategic
                                                        Officer of Morgan Stanley Investment
                                                        Advisors Inc. and Morgan Stanley
                                                        Services Company Inc. and Executive Vice
                                                        President of Morgan Stanley Distributors
                                                        Inc. April 1997- June 1998, Vice
                                                        President of the Morgan Stanley Funds
                                                        May 1997-April 1999, and Executive Vice
                                                        President of Dean Witter, Discover & Co.
                                                        prior to May 1997.


                                                                                                NUMBER OF
                                             TERM OF                                            FUNDS IN
                                           OFFICE AND                                             FUND
                              POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME         PRINCIPAL OCCUPATION(S)               OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED        DURING PAST 5 YEARS                  BY DIRECTOR  HELD BY DIRECTOR

Richard F. Powers, III* (56)  Director     Director     Chairman, President, Chief Executive       94
1 Parkview Plaza              and          since 1999   Officer, Director and Managing Director
P.O. Box 5555                 President                 of Van Kampen Investments. Chairman,
Oakbrook Terrace, IL 60181                              Director and Chief Executive Officer of
                                                        the Advisers, the Distributor and Van
                                                        Kampen Advisors Inc. since 1998.
                                                        Managing Director of the Advisers, the
                                                        Distributor and Van Kampen Advisors Inc.
                                                        since July 2001. Director and Officer of
                                                        certain other subsidiaries of Van Kampen
                                                        Investments. Chief Sales and Marketing
                                                        Officer of Morgan Stanley Asset
                                                        Management Inc. Trustee/Director and
                                                        President or Trustee, President and
                                                        Chairman of the Board of funds in the
                                                        Fund Complex. Prior to May 1998,
                                                        Executive Vice President and Director of
                                                        Marketing at Morgan Stanley and Director
                                                        of Dean Witter, Discover & Co. and Dean
                                                        Witter Realty. Prior to 1996, Director
                                                        of Dean Witter Reynolds Inc.



Wayne W. Whalen* (62)         Director     Director     Partner in the law firm of Skadden,        94
333 West Wacker Drive                      since 1997   Arps, Slate, Meagher & Flom (Illinois),
Chicago, IL 60606                                       legal counsel to funds in the Fund
                                                        Complex. Trustee/Director/Managing
                                                        General Partner of funds in the
                                                        Fund Complex.


* SUCH DIRECTOR IS AN "INTERESTED PERSON" (WITHIN THE MEANING OF SECTION 2(a)(19) OF THE 1940 ACT). MR. WHALEN IS AN INTERESTED PERSON OF CERTAIN FUNDS IN THE FUND COMPLEX BY REASON OF HIS FIRM CURRENTLY ACTING AS LEGAL COUNSEL TO SUCH FUNDS IN THE FUND COMPLEX. MESSRS. MERIN AND POWERS ARE INTERESTED PERSONS OF FUNDS IN THE FUND COMPLEX AND THE ADVISERS BY REASON OF THEIR POSITIONS WITH MORGAN STANLEY OR ITS AFFILIATES.

OFFICERS:



                                                  TERM OF
                                                OFFICE AND
                                POSITION(S)     LENGTH OF
 NAME, AGE AND                  HELD WITH         TIME          PRINCIPAL OCCUPATION(S)
 ADDRESS OF OFFICER               FUND           SERVED         DURING PAST 5 YEARS


 Stephen L. Boyd (61)           Vice President    Officer     Managing Director and Chief Investment
 2800 Post Oak Blvd.                              since 1998  Officer of Van Kampen Investments, and
 45th Floor                                                   Managing Director and President of the
 Houston, TX 77056                                            Advisers and Van Kampen Advisors Inc.
                                                              Executive Vice President and Chief
                                                              Investment Officer of funds in the Fund
                                                              Complex. Prior to December 2000,
                                                              Executive Vice President and Chief
                                                              Investment Officer of Van Kampen
                                                              Investments, and President and Chief
                                                              Operating Officer of the Advisers. Prior
                                                              to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to
                                                              October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998,
                                                              Senior Vice President and Portfolio
                                                              Manager of Van Kampen American Capital
                                                              Asset Management, Inc., Van Kampen
                                                              American Capital Investment Advisory
                                                              Corp. and Van Kampen American Capital
                                                              Management, Inc.



Joseph J. McAlinden (59)        Chief Investment  Officer     Managing Director and Chief Investment
1221 Avenue of the Americas     Officer           since 2002  Officer of Morgan Stanley Investment
New York, NY 10020                                            Advisors Inc. and Director of Morgan
                                                              Stanley Trust for over 5 years.


                                                  TERM OF
                                                 OFFICE AND
                                POSITION(S)      LENGTH OF
NAME, AGE AND                   HELD WITH          TIME       PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                FUND            SERVED      DURING PAST 5 YEARS

A. Thomas Smith III (45)        Vice President    Officer     Managing Director and Director of Van
1221 Avenue of the Americas     and Secretary     since 1999  Kampen Investments, Director of the
New York, NY 10020                                            Advisers, Van Kampen Advisors Inc., the
                                                              Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen
                                                              Investments. Managing Director and
                                                              General Counsel-Mutual Funds of Morgan
                                                              Stanley Investment Advisors, Inc. Vice
                                                              President or Principal Legal Officer and
                                                              Secretary of funds in the Fund Complex.
                                                              Prior to July 2001, Managing Director,
                                                              General Counsel, Secretary and Director
                                                              of Van Kampen Investments, the Advisers,
                                                              the Distributor, Investor Services, and
                                                              certain other subsidiaries of Van Kampen
                                                              Investments. Prior to December 2000,
                                                              Executive Vice President, General
                                                              Counsel, Secretary and Director of Van
                                                              Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor,
                                                              Investor Services and certain other
                                                              subsidiaries of Van Kampen Investments.
                                                              Prior to January 1999, Vice President
                                                              and Associate General Counsel to New
                                                              York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997,
                                                              Associate General Counsel of New York
                                                              Life. Prior to December 1993, Assistant
                                                              General Counsel of The Dreyfus
                                                              Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr &
                                                              Gallagher. Prior to January 1989, Staff
                                                              Attorney at the Securities and Exchange
                                                              Commission, Division of Investment
                                                              Management, Office of Chief Counsel.


John R. Reynoldson (49)         Vice President    Officer     Executive Director of the Advisers and
1 Parkview Plaza                                  since 2000  Van Kampen Advisors Inc. Vice President
Oakbrook Terrace, IL 60181                                    of funds in the Fund Complex. Prior to
                                                              July 2001, Principal and Co- head of the
                                                              Fixed Income Department of the Advisers
                                                              and Van Kampen Advisors Inc. Prior to
                                                              December 2000, Senior Vice President of
                                                              the Advisers and Van Kampen Advisors
                                                              Inc. Prior to May 2000, he managed the
                                                              investment grade taxable group for the
                                                              Advisers since July 1999. From July 1988
                                                              to June 1999, he managed the government
                                                              securities bond group for Asset
                                                              Management. Mr. Reynoldson has been with
                                                              Asset Management since April 1987.


                                                   TERM OF
                                                  OFFICE AND
                                POSITION(S)       LENGTH OF
NAME, AGE AND                   HELD WITH           TIME      PRINCIPAL OCCUPATION(S)
ADDRESS  OF OFFICER                FUND            SERVED     DURING PAST 5 YEARS
John L. Sullivan (47)           Vice President,   Officer     Executive Director of Van Kampen
1 Parkview Plaza                Chief Financial   since 1997  Investments, the Advisers and Van Kampen
Oakbrook Terrace, IL 60181      Officer                       Advisors Inc. Vice President, Chief
                                and Treasurer                 Financial Officer and Treasurer of funds
                                                              in the Fund Complex. Head of Fund
                                                              Accounting for Morgan Stanley Investment
                                                              Management.

John H. Zimmermann, III (44)    Vice President    Officer     Managing Director and Director of Van
Harborside Financial Center                       since 2000  Kampen Investments, and Managing
Plaza 2 - 7th Floor                                           Director, President and Director of the
Jersey City, NJ 07311                                         Distributor. Vice President of funds in
                                                              the Fund Complex. Prior to December
                                                              2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice
                                                              President and Director of Van Kampen
                                                              Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior
                                                              Vice President of the Distributor.


VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING (800) 847-2424.


Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com






VANKAMPEN
INVESTMENT
GENERATIONS OF EXPERIENCE(SM)




 Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
 474, 574, 674   Member NASD/SIPC.
 MSAE ANR 8/02     6883H02-AP-8/02

VAN KAMPEN
GLOBAL EQUITY
ALLOCATION FUND
ANNUAL REPORT

JUNE 30, 2002
[PHOTO OF FATHER DAUGHTER SAILBOAT]

PRIVACY NOTICE INFORMATION ON THE BACK.

[VAN KAMPEN INVESTMENTS GENERATIONS OF EXPERIENCE -SM- LOGO]

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
         PERFORMANCE OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                          TOP FIVE COUNTRIES     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    41
               NOTES TO FINANCIAL STATEMENTS    47
              REPORT OF INDEPENDENT AUDITORS    56

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    57
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    58
            DIRECTOR AND OFFICER INFORMATION    59

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

       NOT FDIC INSURED.      MAY LOSE VALUE.    NO BANK GUARANTEE.

[SIDENOTE]

YOU HAVE A TIME-TESTED PARTNER IN VAN KAMPEN.

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 2000--MARCH 31, 2002)

[CHART]

Mar-00                       4.8%
Jun-00                       5.7%
Sep-00                       1.3%
Dec-00                       1.9%
Mar-01                       1.3%
Jun-01                       0.3%
Sep-01                      -1.3%
Dec-01                       1.7%
Mar-02                       6.1%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 2000--JUNE 30, 2002)

[CHART]

                                   INTEREST RATES             INFLATION
                                   --------------             ---------
Jun-00                                 6.500                     3.7
Jul-00                                 6.500                     3.7
Aug-00                                 6.500                     3.4
Sep-00                                 6.500                     3.5
Oct-00                                 6.500                     3.4
Nov-00                                 6.500                     3.4
Dec-01                                 6.500                     3.4
Jan-01                                 5.500                     3.7
Feb-01                                 5.500                     3.5
Mar-01                                 5.000                     2.9
Apr-01                                 4.500                     3.3
May-01                                 4.000                     3.6
Jun-01                                 3.750                     3.2
Jul-01                                 3.750                     2.7
Aug-01                                 3.500                     2.7
Sep-01                                 3.000                     2.6
Oct-01                                 2.500                     2.1
Nov-01                                 2.000                     1.9
Dec-01                                 1.750                     1.6
Jan-02                                 1.750                     1.1
Feb-02                                 1.750                     1.1
Mar-02                                 1.750                     1.5
Apr-02                                 1.750                     1.6
May-02                                 1.750                     1.2
Jun-02                                 1.750                     1.1

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                              PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2002)

                                                  A SHARES     B SHARES    C SHARES
                                                  --------     --------    --------
One-year total return based on NAV(1)             -11.66%      -12.25%     -12.23%

One-year total return(2)                          -16.74%      -16.63%     -13.11%

Five-year average annual total return(2)            0.11%        0.35%       0.58%

Life-of-Fund average annual total return(2)         7.29%        5.54%       7.18%

Commencement date                                  1/4/93       8/1/95      1/4/93

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PERFORMANCE OF A $10,000 INVESTMENT
(JANUARY 4, 1993--JUNE 30, 2002)

[CHART]

             MSCI WORLD INDEX WITH NET DIVIDENDS
           MEASURES THE PERFORMANCE OF SECURITIES
         WITH REINVESTED DIVIDENDS ON THE EXCHANGES
           OF NORTH AMERICA, EUROPE, AND ASIA.+            GLOBAL EQUITY ALLOCATION FUND
 1/93                          $9,425                                     $10,000
 3/93                         $10,170                                     $10,856
 6/93                         $10,452                                     $11,464
 9/93                         $10,886                                     $11,952
12/93                         $11,566                                     $12,094
 3/94                         $11,243                                     $12,119
 6/94                         $11,395                                     $12,432
 9/94                         $11,661                                     $12,646
12/94                         $11,597                                     $12,500
 3/95                         $11,733                                     $13,027
 6/95                         $12,157                                     $13,525
 9/95                         $13,025                                     $14,222
12/95                         $13,876                                     $14,838
 3/96                         $14,595                                     $15,382
 6/96                         $15,150                                     $15,766
 9/96                         $15,109                                     $15,912
12/96                         $15,681                                     $16,578
 3/97                         $15,869                                     $16,564
 6/97                         $18,273                                     $18,990
 9/97                         $18,692                                     $19,470
12/97                         $18,260                                     $18,926
 3/98                         $20,973                                     $21,569
 6/98                         $21,227                                     $21,940
 9/98                         $18,795                                     $19,246
12/98                         $21,799                                     $23,238
 3/99                         $21,771                                     $23,997
 6/99                         $23,013                                     $25,073
 9/99                         $22,795                                     $24,631
12/99                         $26,917                                     $28,713
 3/00                         $26,917                                     $28,936
 6/00                         $25,966                                     $27,841
 9/00                         $25,278                                     $26,376
12/00                         $24,426                                     $24,679
 3/01                         $21,696                                     $21,446
 6/01                         $22,064                                     $21,957
 9/01                         $19,439                                     $18,713
12/01                         $20,769                                     $20,279
 3/02                         $21,014                                     $20,280
 6/02                         $19,492                                     $18,345

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE MSCI WORLD INDEX WITH NET DIVIDENDS OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS PERFORMANCE DOES NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE PERFORMANCE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.
SOURCE: +
Bloomberg

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2002)

1.   BP                          2.1%
     Explores for and produces oil and natural gas, and manufactures petrochemicals.

2.   EXXON MOBIL                 1.6%
     Explores for and produces petroleum and petrochemicals worldwide.

3.   GENERAL ELECTRIC            1.5%
     Produces appliances, lighting products, aircraft engines, and plastics.

4.   ROYAL DUTCH PETROLEUM       1.3%
     Explores for and produces oil and natural gas, and manufactures chemicals.

5.   MICROSOFT                   1.3%
     Develops and supports a range of
     software products.

6.   GLAXOSMITHKLINE             1.2%
     Develops and markets pharmaceuticals and consumer products worldwide.

7.   JOHNSON & JOHNSON           1.2%
     Manufactures health care products, including Band-Aid, Tylenol and Motrin brands.

8.   PFIZER                      1.0%
     Manufactures pharmaceuticals, including Viagra and Lipitor, and consumer products such as Certs, Listerine, and Visine.

9.   NOKIA                       1.0%
     Manufactures digital wireless telephones and produces networks and systems for wireless communications.

10.  WAL-MART STORES             1.0%
     Operates discount department stores and warehouse membership clubs.

+ SUBJECT TO CHANGE DAILY. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                                JUNE 30, 2002            JUNE 30, 2001
                                -------------            -------------
United States                       45.9%                    43.5%
United Kingdom                      13.9%                    10.1%
Japan                               7.0%                     9.1%
Netherlands                         4.8%                     4.0%
France                              3.5%                     3.4%

*    SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S ACTIVE INTERNATIONAL ALLOCATION TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE BARTON BIGGS, MANAGING DIRECTOR, AND ANN THIVIERGE, MANAGING DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1)  TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q    HOW DID THE FUND PERFORM DURING THE 12-MONTH REPORTING PERIOD?

A For the 12 months ended June 30, 2002, the fund had a total return of -11.66 percent. By comparison, the fund's benchmark, the MSCI World Index (net dividends), returned -15.22 percent. RETURN FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT. IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. THE MSCI WORLD INDEX, THE FUND'S BENCHMARK INDEX, IS A BROAD-BASED, UNMANAGED INDEX COMPOSED OF SECURITIES ON STOCK EXCHANGES OF THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST, AND ASSUMES DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q    WHAT MARKET FACTORS MOST INFLUENCED THE FUND?

A The 12-month period ended in June was a turbulent period for the global markets, marked by a steady sell off during the summer of 2001 and that climaxed in September. From the September bottom, the markets rallied quite sharply and then basically held steady until mid-May 2002, when a sustained slide began. During this time "value" markets and sectors have outperformed "growth" and cyclical sectors. One notable market event was the weakening U.S. dollar. Since the end of March 2002, the U.S. dollar has declined 13 percent versus the euro and nearly 11 percent versus the Japanese yen.

Q    WHAT WAS YOUR STRATEGY IN MANAGING THE FUND DURING THIS VOLATILE PERIOD?

A Throughout the period, the fund had defensive orientation, with overweighted positions in consumer staples, energy and health care. This positioning contributed to performance. However, the fund's below-benchmark allocation to Australia and overweighted position in Hong Kong detracted from returns. Technology and telecommunications were among the worst-performing sectors during the period, and the fund's underweighting in both areas helped stem losses somewhat. The fund's relative underweight to the United States and our penchant for mid-cap stocks also had a favorable impact on performance. In March, as it appeared that the anticipated U.S. economic recovery might be sooner and more robust than we had anticipated, we increased the portfolio's allocation to materials stocks and bolstered the fund's stake in Asia.

          KEEP IN MIND THAT NOT ALL SECURITIES HELD BY THE FUND PERFORMED FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE SECURITIES WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 6.

Q WHAT IS YOUR OUTLOOK FOR THE GLOBAL MARKETS, AND THE FUND, FOR THE UPCOMING MONTHS?

A We believe that the global economic recovery, although somewhat muted, will be supported by low real interest rates and plentiful liquidity. With this in mind, we have added to our position in materials and we believe we are now neutrally positioned versus our benchmark. We also increased our position in Asia ex-Japan by adding to Hong Kong, Singapore and Korea. Hong Kong is, in our view, reasonably valued with a price/book of 1.27 versus
     2.40 for MSCI World Index and a dividend yield of over 3 percent versus 2 percent for the benchmark. We believe fundamentals should improve going forward, especially if the U.S. dollar weakens further and interest rates decrease. Until most recently, Hong Kong has been a performance laggard compared to the rest of Asia.

          Japan has clearly participated in the global cyclical pick up and the most recent data indicates, in our view, that the export led rebound is now benefiting the local economy with growth in real wages and improvement in the leading indicators for employment. However, given Japan's dependence on exports, the strength of the yen is a concern for the economy, as is the strength and sustainability of the U.S. economic recovery. Equity valuations are attractive, particularly on a relative basis, but we are looking for further evidence of self-sustaining growth in the Japanese domestic economy before adding to the fund's position.

          We continue to view the prospects for strong economic growth in the core European countries a bit skeptically for the immediate future. Similar to Japan, economic growth has primarily been a story of external demand with little support from either domestic businesses or consumers. We believe consumer demand is unlikely to show healthy growth given the deteriorating employment situation in Europe. The strengthening euro may also prove to be a double-edged sword. On the plus side, we believe it is likely to increase consumer purchasing power and quell inflationary pressures which should stave off hikes to short-term interest rates. The downside, however, is likely to be increased export competitiveness.

          We continue to favor Asia ex-Japan and the steady cash earning sectors like food, oil and utilities. For technology, though the sell-off has brought valuations back towards their September 2001 lows and sentiment is bearish, we are waiting for signs that the fundamentals (i.e. product demand and pricing) have become more stable before buying. Although the more defensive markets and sectors are no longer cheap, in our view, their valuations are not wildly overvalued and the earnings forecasts look realistic.

          ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                SHARES            VALUE
COMMON STOCKS 96.9%
AUSTRALIA  1.1%
Amcor Ltd.                                                  19,826     $     92,065
AMP Diversified Property Trust                              10,287           15,305
AMP Ltd.                                                    19,897          174,922
AMP Reinsurance Note (Delisted) (b,d)                        6,522              -0-
Ansell Ltd.                                                  5,533           19,582
Australia and New Zealand Banking Group Ltd.                15,000          163,063
Australian Gas Light Co., Ltd.                              10,962           60,850
BHP Billiton, Ltd.                                          74,342          431,523
Boral, Ltd.                                                  5,007           10,581
Brambles Industries Ltd.                                    23,662          125,880
Coca-Cola Amatil Ltd.                                       39,167          140,823
Coles Myer Ltd.                                             23,731           88,667
Commonwealth Bank of Australia                              23,741          440,578
CSL Ltd.                                                     2,784           50,488
CSR Ltd.                                                    26,206           94,370
Foster's Group Ltd.                                         49,122          130,662
General Property Trust                                      37,398           59,223
Goodman Fielder Ltd.                                        31,247           29,407
Leighton Holdings Ltd.                                       7,163           41,941
Lend Lease Corp., Ltd.                                       8,799           52,264
M.I.M Holdings Ltd.                                         19,378           14,197
Mayne Nickless Ltd.                                         21,280           49,648
National Australia Bank Ltd.                                29,213          582,790
News Corp., Ltd.                                            35,298          192,556
OneSteel Ltd.                                                4,773            3,524
Orica Ltd.                                                   7,561           40,778
PaperlinX Ltd.                                               3,376            9,227
QBE Insurance Group Ltd.                                    10,902           40,795
Rio Tinto Ltd.                                               5,417          102,328
Santos Ltd.                                                 16,417           59,767
Southcorp Ltd.                                              16,467           49,277
Stockland Trust Group                                       10,488           25,947
Stockland Trust Group-New (b)                                  371              941
Suncorp-Metway Ltd.                                          8,300           57,580
TABCORP Holdings Ltd.                                        8,543           60,180
Telstra Corp., Ltd.                                        108,659          285,354
Wesfarmers Ltd.                                              7,144          109,507
Westfield Trust                                              1,472            2,771
Westfield Trust-New                                         40,198           77,022


SEE NOTES TO FINANCIAL STATEMENTS     11

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                      MARKET
DESCRIPTION                                           SHARES          VALUE
AUSTRALIA (CONTINUED)
Westpac Banking Corp., Ltd.                           26,471     $    242,264
WMC Ltd.                                              47,017          240,853
Woolworths Ltd.                                       29,825          221,024
                                                                 ------------
                                                                    4,690,524
                                                                 ------------

AUSTRIA  0.2%
Boehler-Udderholm AG                                     263           12,745
BWT AG                                                 2,850           67,698
Flughafen Wein AG                                      2,637           91,015
Mayr-Melnhof Karton AG                                   342           24,771
Oesterreichish Elektrizitaets AG, Class A              5,159          450,065
VA Technologies AG                                       582           15,447
Wienerberger Baustoffindustrie AG                      2,684           47,250
                                                                 ------------
                                                                      708,991
                                                                 ------------

BELGIUM  0.0%
KBC Bancassurance Holding                              1,078           43,782
Solvay S.A.                                              680           49,166
UCB S.A.                                                 892           32,866
                                                                 ------------
                                                                      125,814
                                                                 ------------

CANADA  2.2%
Abitibi-Consolidated, Inc.                             9,450           87,423
Agrium, Inc.                                           5,050           49,284
Alcan Aluminum Ltd.                                    1,750           66,628
Alcan, Inc.                                            5,899          219,086
Ballard Power Systems, Inc. (a)                          800           13,081
Bank of Montreal                                      13,600          319,921
Bank of Nova Scotia                                   12,700          418,920
Barrick Gold Corp.                                     6,600          125,555
BCE, Inc.                                             14,100          245,529
Biovail Corp. (a)                                      4,200          123,769
Bombardier, Inc., Class B                             51,400          427,344
Branscan Corp., Class A                                2,900           66,955
C.I. Fund Management, Inc.                             9,600           67,146
Cameco Corp.                                           1,300           33,197
Canadian Imperial Bank of Commerce                    10,400          333,514
Canadian Natural Resources Ltd.                        3,500          118,984
Canadian Pacific Railway Ltd.                          4,050          100,508
Canadian Tire Corp., Class A                           2,200           45,306
Celestica, Inc. (a)                                    5,200          117,450
Cognos, Inc. (a)                                         800           17,631
Daiwa House Industry Co., Ltd.                        12,800           78,445
Dofasco, Inc.                                          3,700           75,123
Domtar, Inc.                                          12,500          146,404


                                      12       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                     MARKET
DESCRIPTION                                           SHARES          VALUE
CANADA (CONTINUED)
Enbridge, Inc.                                         4,700     $    146,257
Fairfax Financial Holdings Ltd.                          100           10,030
Fairmont Hotels & Resorts, Inc.                        2,025           52,111
Fording, Inc.                                          1,344           25,275
Four Seasons Hotels, Inc.                                800           37,500
George Weston Ltd.                                     4,900          405,774
Imperial Oil Ltd.                                     16,500          514,870
Inco Ltd. (a)                                          7,850          176,890
Investors Group, Inc.                                    775           14,191
Magna International, Inc., Class A                     3,300          227,984
Manulife Financial Corp.                               8,800          253,461
MDS Inc., Class B                                      9,500          151,699
National Bank of Canada                                3,300           65,978
Nexen, Inc.                                            5,100          137,974
Noranda, Inc.                                         11,950          151,001
Nortel Networks Corp. (a)                             87,964          127,694
PanCanadian Energy Corp.                              15,216          468,880
Petro-Canada                                           8,300          234,131
Placer Dome, Inc.                                      5,400           60,574
Potash Corp. of Saskatchewan, Inc.                     1,900          127,252
Power Corp. of Canada                                  5,900          155,530
Quebecor, Inc., Class B                                5,200           67,595
Rogers Communication, Inc., Class B (a)                7,400           66,407
Royal Bank of Canada                                  15,700          543,880
Sun Life Financial Services of Canada, Inc.            7,600          165,089
Suncor Energy, Inc.                                   16,200          284,342
Talisman Energy, Inc.                                  4,300          193,649
Teck Cominco Ltd.                                      5,693           51,652
Thomson Corp.                                         14,300          452,542
TransAlta Corp.                                        3,300           43,985
TransCanada PipeLines Ltd.                            22,444          340,622
                                                                 ------------
                                                                    9,052,022
                                                                 ------------

DENMARK  0.1%
Danske Bank A/S                                       15,750          291,157
Novo-Nordisk A/S, Class B                              6,500          216,028
Novozymes A/S, Class B                                   200            4,538
TDC A/S                                                  900           24,986
                                                                 ------------
                                                                      536,709
                                                                 ------------

FINLAND  1.5%
Avestapolarit Oyj ABP                                    389            2,026
Enso Oyj (a)                                          49,586          697,856
Fortum Oyj (a)                                        22,482          130,218
Instrumentarium Oyj (a)                                  900           22,806


SEE NOTES TO FINANCIAL STATEMENTS     13

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                      MARKET
DESCRIPTION                                           SHARES          VALUE
FINLAND (CONTINUED)
Kone Oyj, Class B (a)                                  1,680     $     49,987
Metso Oyj                                             10,077          130,926
Nokia Oyj                                            282,670        4,154,818
Outokumpu Oyj                                          4,516           54,643
Sampo Oyj, Class A                                    32,349          253,462
Sonera Group Oyj                                      49,731          189,894
UPM-Kymmene Oyj                                       18,039          713,139
                                                                 ------------
                                                                    6,399,775
                                                                 ------------

FRANCE  3.5%
Accor S.A.                                             1,917           78,086
Alcatel S.A.                                          14,258           99,553
Aventis S.A.                                          13,000          925,101
Axa S.A.                                               9,104          167,224
BNP Paribas S.A.                                      11,047          613,559
Bouygues S.A.                                          7,226          202,747
Cap Gemini S.A.                                        1,287           51,377
Carrefour S.A.                                         6,625          360,073
Casino Guichard-Perrachon S.A.                           800           68,037
Cie de Saint Gobain                                    3,564          160,656
Dassault Systemes S.A.                                 1,465           67,201
Essilor International S.A.                               711           29,032
France Telecom S.A.                                   10,748          100,523
Gecina S.A.                                            3,910          366,077
Groupe Danone                                          4,132          570,458
Imerys S.A.                                              129           16,569
Klepierre                                              4,148          508,077
L'Air Liquide S.A.                                     2,565          396,350
L'Oreal S.A.                                           6,678          523,236
Lafarge S.A.                                           3,853          385,962
Lagardere S.C.A                                          858           37,306
LVMH Moet-Hennessy Louis Vuitton                       4,597          232,525
Michelin (C.G.D.E.), Class B                           1,524           62,017
Pechiney S.A.                                            996           45,687
Pernod-Ricard                                            595           58,540
Peugeot S.A.                                           1,968          102,570
Pinault-Printemps-Redoute S.A.                         1,235          147,107
Sanofi-Synthelabo S.A.                                15,874          969,820
Schneider Electric S.A.                                1,577           85,164
Silic                                                    430           75,486
Simco S.A. (Registered)                                6,770          561,331
Societe BIC S.A.                                         643           25,828
Societe Fonciere Lyonnaise                            19,760          578,140
Societe Generale                                       4,954          327,722
Sodexho Alliance S.A.                                  1,876           71,448

                                      14       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

DESCRIPTION                                                 SHARES         VALUE
FRANCE (CONTINUED)
Sophia S.A.                                                 10,485     $    332,561
STMicroelectronics N.V.                                      7,541          188,849
Suez S.A.                                                    7,465          199,902
Thales S.A.                                                  1,715           73,140
TotalFinaElf S.A., Class B                                  19,828        3,232,993
Unibail                                                     22,980        1,424,473
Vivendi Universal S.A.                                       4,739          102,839
                                                                       ------------
                                                                         14,625,346
                                                                       ------------

GERMANY  2.8%
Adidas-Salomon AG                                              933           76,804
Allianz AG                                                   5,021        1,009,909
BASF AG                                                     10,250          477,291
Bayer AG                                                    12,100          385,225
Bayerische Hypo-und Vereinsbank AG                           6,985          227,922
Beiersdorf AG                                                4,550          550,593
Continental AG                                               2,183           38,755
Daimler-Chrysler AG (a)                                     18,279          888,327
Daimler-Chrysler AG ADR                                          1               48
Deutsche Bank AG                                             8,850          617,492
Deutsche Lufthansa AG                                        4,900           69,009
Deutsche Telekom AG                                         50,176          473,759
Douglas Holding AG                                           1,700           40,044
E.On AG                                                     26,761        1,565,952
Fresenius Medical Care AG                                    1,150           51,554
Heidelberger Zement AG                                         935           46,181
Infineon Technologies AG (a)                                 3,300           51,811
IVG Holding AG                                              33,239          335,598
KarstadtQuelle AG                                            2,400           62,602
Linde AG                                                     2,130          108,796
MAN AG                                                       1,750           36,935
Merck KGaA                                                   3,706          100,160
Metro AG                                                     7,607          233,883
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)   3,244          770,567
Preussag AG                                                  2,900           71,618
RWE AG                                                      19,154          758,928
SAP AG                                                       8,709          863,759
Schering AG                                                  4,650          292,162
SGL Carbon AG (a)                                              100            1,785
Siemens AG                                                  13,499          813,340
ThyssenKrupp AG                                              4,960           76,250
Volkswagen AG                                                6,830          333,280
WCM Beteiligungs-und Grundbesitz AG                          1,751           11,375
                                                                       ------------
                                                                         11,441,714
                                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS     15

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
GREECE 0.0%
Titan Cement Co. S.A.                                          800     $     31,468
                                                                       ------------

HONG KONG  3.0%
Amoy Properties                                            161,000          183,706
Bank of East Asia                                          189,214          380,856
Cathay Pacific Airways Ltd.                                139,000          212,956
Cheung Kong Holdings Ltd.                                  209,000        1,741,678
CLP Holdings Ltd.                                          242,900          965,378
Esprit Holdings Ltd.                                        68,000          130,334
Hang Seng Bank Ltd.                                        106,200        1,136,892
Henderson Land Development Co., Ltd.                        84,000          348,925
Hong Kong & China Gas Co., Ltd.                            498,210          661,091
Hong Kong Electric Holdings Ltd.                           193,000          721,280
Hong Kong Exchanges and Clearing Ltd.                      145,000          238,880
Hutchison Whampoa Ltd.                                     274,000        2,046,231
Johnson Electric Holdings, Ltd.                            204,000          241,925
Li & Fung Ltd.                                             219,000          294,810
MTR Corp., Ltd                                             176,000          227,899
New World Development Co., Ltd.                            193,781          154,032
Pacific Century CyberWorks Ltd. (a)                      1,263,000          297,940
Sino Land Co., Ltd.                                            737              279
Sun Hung Kai Properties Ltd.                               183,000        1,390,105
Swire Pacific Ltd., Class A                                130,500          667,562
Television Broadcasts Ltd.                                  40,000          170,258
Wharf Holdings Ltd.                                        170,000          401,028
                                                                       ------------
                                                                         12,614,045
                                                                       ------------

IRELAND  0.3%
Allied Irish Bank plc                                       16,100          213,013
CRH plc                                                     12,343          207,498
Elan Corp. plc (a)                                           3,100           17,986
Green Property plc                                          85,600          764,083
Jefferson Smurfit Group plc                                 25,163           77,366
                                                                       ------------
                                                                          1,279,946
                                                                       ------------

ITALY  2.3%
Assicurazioni Generali S.p.A.                               37,271          887,169
Autogrill S.p.A.                                             9,498          110,875
Banca di Roma S.p.A.                                        10,411           19,464
Banco Popolare di Milano (a)                                 3,380           13,811
Benetton Group S.p.A.                                        7,571           88,906
Beni Stabili S.p.A.                                      1,001,600          559,277
Enel S.p.A.                                                235,183        1,352,876
ENI S.p.A.                                                 165,095        2,636,234
Fiat S.p.A.                                                  9,136          115,166
IntesaBci S.p.A.                                           131,508          403,028

                                      16       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
ITALY (CONTINUED)
Italcementi S.p.A.                                           1,891     $     18,811
Italgas S.p.A.                                              14,168          158,083
La Rinascente S.p.A.                                         9,764           37,961
Mediaset S.p.A.                                             13,039          101,387
Mediobanca S.p.A.                                           12,517          116,198
Parmalat Finanziaria S.p.A.                                 40,131          124,580
Pirelli S.p.A.                                              74,318           79,605
Riunione Adratica di Sicurta S.p.A.                         17,048          229,783
Sanpaolo-IMI S.p.A.                                         32,886          331,382
Snia S.p.A.                                                 11,754           23,898
Telecom Italia S.p.A.                                       99,023          778,813
Telecom Italia S.p.A. RNC                                    4,062           21,634
TIM S.p.A.                                                 150,374          618,935
UniCredito Italiano S.p.A.                                 114,366          519,501
                                                                       ------------
                                                                          9,347,377
                                                                       ------------

JAPAN  7.0%
Acom Co., Ltd.                                               2,400          164,341
Advantest Corp.                                              1,400           87,321
Aeon Co., Ltd.                                               6,800          181,932
Aiful Corp.                                                    250           16,429
Ajinomoto Co., Inc.                                         16,800          180,635
Amada Co., Ltd.                                              7,000           34,004
Asahi Breweries Ltd.                                         9,000           75,473
Asahi Glass Co., Ltd.                                       26,600          170,580
Asahi Kasei Corp.                                           28,400           94,742
Asatsu-DK, Inc.                                              1,100           24,004
Bank of Fukuoka Ltd.                                         3,000           11,889
Bank of Yokohama Ltd.                                        9,000           38,376
Banyu Pharmaceutical Co., Ltd                                1,000           12,926
Benesse Corp.                                                2,700           49,438
Bridgestone Corp.                                           17,000          234,522
Canon, Inc.                                                 18,800          712,044
Casio Computer Co., Ltd.                                     8,000           39,196
Central Japan Railway Co.                                       48          292,964
Chiba Bank Ltd.                                              2,000            6,822
Chubu Electric Power Co., Inc.                               3,700           65,119
Chugai Pharmaceutical Co., Ltd.                              5,800           69,539
Credit Saison Co., Ltd.                                      2,400           57,088
CSK Corp.                                                    1,300           46,411
Dai Nippon Printing Co., Ltd.                               15,800          210,173
Daicel Chemical Industries Ltd.                              4,000           13,678
Daiei, Inc. (a)                                              2,400            4,114
Daiichi Pharmaceutical Co., Ltd.                             5,000           91,551

SEE NOTES TO FINANCIAL STATEMENTS     17

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
JAPAN (CONTINUED)
Daikin Industries Ltd.                                       3,800     $     69,738
Dainippon Ink & Chemicals (a)                               11,000           23,636
Daito Trust Construction Co.                                 2,700           50,679
Daiwa Bank Holdings, Inc. (a)                               34,989           26,913
Daiwa Securities Co., Ltd.                                  27,000          175,402
Denki Kagaku Kogyo K.K.                                     13,000           41,520
Denso Corp.                                                 14,800          231,766
East Japan Railway Co.                                         107          501,877
Ebara Corp.                                                  7,800           42,129
Eisai Co., Ltd.                                              4,700          121,032
Fanuc Ltd.                                                   4,500          226,496
Fuji Machine Manufacturing Co.                                 500            7,776
Fuji Photo Film Ltd.                                        11,000          355,922
Fuji Soft ABC, Inc.                                            800           32,306
Fuji Television Network, Inc.                                    8           46,353
Fujikura Ltd.                                                5,000           18,268
Fujisawa Pharmaceutical Co., Ltd.                            2,000           47,991
Fujitsu Ltd.                                                34,600          241,843
Furukawa Electric Co., Ltd.                                 11,800           45,284
Gunma Bank Ltd.                                              3,000           13,896
Hankyu Department Store                                      2,000           15,250
Hitachi Ltd.                                                62,000          401,739
Honda Motor Co., Ltd.                                       15,452          627,873
Hoya Corp.                                                   2,400          174,976
Isetan Co., Ltd.                                             3,000           30,350
Ishihara Sangyo Kaisha Ltd. (a)                              5,000            7,901
Ishikawajima-Harima Heavy Industries Co., Ltd.              20,000           30,266
Ito-Yokado Co., Ltd.                                         8,000          401,321
Itochu Corp.                                                26,000           91,301
Japan Airlines Co., Ltd.                                    24,000           67,823
Japan Energy Corp.                                          17,000           25,868
Japan Tobacco, Inc.                                             67          450,383
JGC Corp.                                                    4,000           28,427
Joyo Bank, Ltd.                                              8,000           21,671
JSR Corp.                                                    5,000           42,348
Kajima Corp.                                                26,600           75,616
Kaneka Corp.                                                 5,000           34,907
Kansai Electric Power Co., Inc.                             20,200          320,045
KAO Corp.                                                   12,800          295,372
Kawasaki Heavy Industries, Ltd. (a)                         20,000           25,584
Kawasaki Steel Corp. (a)                                    60,000           78,258
Keihin Electric Express Railway Co., Ltd.                   10,000           45,316
Keio Teito Electric Railway Co., Ltd.                        4,000           20,066
Keyence Corp.                                                  800          169,826

                                      18       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
JAPAN (CONTINUED)
Kikkoman                                                     2,000     $     12,625
Kinki Nippon Railway Co., Ltd.                              35,600          116,380
Kirin Brewery Co., Ltd.                                     20,600          144,676
Kokuyo Co., Ltd.                                             2,000           21,120
Komatsu Ltd.                                                22,600           81,062
Konami Co., Ltd.                                             2,200           46,261
Konica Corp.                                                 5,000           32,398
Koyo Seiko Co., Ltd.                                         2,000            9,933
Kubota Corp.                                                31,400           95,824
Kuraray Co., Ltd.                                            8,000           52,506
Kurita Water Industries Ltd.                                 2,000           24,665
Kyocera Corp.                                                3,600          263,367
Kyowa Exeo Corp.                                             2,000            9,531
Kyowa Hakko Kogyo Co., Ltd.                                  6,800           36,955
Kyushu Electric Power                                        2,400           35,637
Mabuchi Motor Co. Ltd.                                         200           19,748
Marubeni Corp. (a)                                          28,200           29,000
Marui Co., Ltd.                                              7,800           99,061
Matsushita Communication Industrial Co., Ltd.                2,300           88,842
Matsushita Electric Industrial Co., Ltd.                    41,400          565,938
Matsushita Electric Works                                    2,000           14,381
Meiji Seika Kaisha Ltd.                                      6,000           21,521
Meitec Corp.                                                   800           26,487
Millea Holdings, Inc.                                           25          205,677
Minebea Co., Ltd.                                            8,000           47,088
Mitsubishi Chemical Corp.                                   40,000           93,307
Mitsubishi Corp.                                            27,000          195,719
Mitsubishi Electric Corp.                                   45,400          204,216
Mitsubishi Estate Co., Ltd.                                 24,000          196,647
Mitsubishi Heavy Industries Ltd.                            75,000          227,624
Mitsubishi Logistics Corp.                                   2,000           13,611
Mitsubishi Materials Corp.                                  21,600           42,981
Mitsubishi Rayon Co., Ltd.                                   9,000           29,347
Mitsubishi Tokyo Finance Group, Inc.                            37          249,956
Mitsui & Co., Ltd.                                          32,200          215,914
Mitsui Chemicals, Inc.                                      14,000           70,114
Mitsui Fudosan Co., Ltd.                                    16,000          141,800
Mitsui Mining & Smelting Co., Ltd.                           9,000           26,863
Mitsui Sumitomo Insurance Co., Ltd.                         23,000          124,033
Mitsui Trust Holdings, Inc.                                 28,519           59,372
Mitsukoshi Ltd.                                              8,800           26,193
Mizuho Holding, Inc.                                            63          140,111
Mori Seiki Co., Ltd. (First Section)                           800            7,331
Murata Manufacturing Co., Inc.                               5,100          328,331

SEE NOTES TO FINANCIAL STATEMENTS     19

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
JAPAN (CONTINUED)
NAMCO Ltd.                                                     200     $      3,821
NEC Corp.                                                   30,600          213,372
NGK Insulators Ltd.                                          8,800           69,823
NGK Spark Plug Co., Ltd.                                     2,000           15,200
Nikko Cordial Corp.                                          8,000           40,467
Nikon Corp.                                                  5,000           55,474
Nintendo Co., Ltd.                                           2,400          354,166
Nippon Express Co., Ltd.                                    20,000          106,183
Nippon Meat Packers, Inc.                                    4,800           60,278
Nippon Mitsubishi Oil Co.                                   34,600          179,357
Nippon Sheet Glass Co., Ltd.                                 9,000           30,475
Nippon Steel Corp.                                         151,000          236,085
Nippon Telegraph & Telephone Corp. ADR                         169          696,601
Nippon Unipac Holding                                           21          130,279
Nippon Yusen Kabushiki Kaisha                               27,400           94,613
Nissan Motor Co., Ltd.                                      63,400          439,965
Nisshin Flour Milling Co., Ltd.                              4,000           28,694
Nisshinbo Industries                                         4,000           18,628
Nissin Food Products Co., Ltd.                               1,700           33,828
Nitto Denko Corp.                                            3,900          128,147
NKK Corp.                                                   71,000           68,860
Nomura Holdings, Inc.                                       39,000          573,889
Noritake Co., Ltd.                                           2,000            7,608
NSK Ltd.                                                    17,000           70,783
NTN Corp.                                                   10,000           39,212
NTT Data Corp.                                                  15           60,198
NTT Docomo, Inc.                                               254          626,479
Obayashi Corp.                                              14,000           39,798
OJI Paper Co., Ltd.                                         24,600          140,889
Olympus Optical Co., Ltd.                                    4,000           55,984
Omron Corp.                                                  5,000           72,530
Onward Kashiyama Co., Ltd.                                   5,000           49,162
Oracle Corp. Japan                                             200            8,545
Oriental Land Co., Ltd.                                      1,700          121,809
Orix Corp.                                                   1,700          137,444
Osaka Gas Co.                                               51,200          122,002
Pioneer Electronic Corp.                                     3,450           61,872
Promise Co., Ltd.                                            2,400          121,199
Ricoh Co., Ltd.                                             16,000          277,580
Rohm Co., Ltd.                                               2,300          344,024
Sankyo Co., Ltd.                                             8,800          119,928
Sanrio Co., Ltd.                                               400            3,645
Sanyo Electric Co., Ltd.                                    38,400          167,913
Secom Co., Ltd.                                              5,300          260,558

                                      20       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
JAPAN (CONTINUED)
Sega Corp.                                                   2,700     $     65,014
Seiyu Ltd. (The) (a)                                         5,000           19,439
Sekisui Chemical Co., Ltd.                                   8,000           27,424
Sekisui House Ltd.                                          16,800          123,747
Seven - Eleven Japan                                         5,000          197,316
Sharp Corp.                                                 23,600          300,315
Shimamura Co., Ltd.                                            500           38,460
Shimano, Inc.                                                2,700           36,706
Shimizu Corp.                                               19,800           65,390
Shin-Etsu Chemical Co., Ltd.                                 7,898          340,075
Shionogi & Co., Ltd.                                         6,000           76,702
Shiseido Co., Ltd.                                           9,000          120,246
Shizuoka Bank, Ltd.                                          6,000           36,520
Showa Denko K.K. (a)                                        20,000           32,607
Showa Shell Sekiyu K.K.                                      5,000           29,138
Skylark Co., Ltd.                                            2,400           56,185
SMC Corp.                                                    1,400          165,863
Softbank Corp.                                               5,800           80,692
Sony Corp.                                                  17,997          952,477
Sumitomo Chemical Co., Ltd.                                 31,200          142,168
Sumitomo Corp.                                              17,400          105,618
Sumitomo Electric Industries Ltd.                           12,800           88,933
Sumitomo Metal Industries Ltd. (a)                          65,400           28,980
Sumitomo Metal Mining Co.                                   11,000           49,847
Sumitomo Mitsui Bank Corp.                                  37,000          180,971
Sumitomo Osaka Cement Co., Ltd.                              1,000            1,488
Sumitomo Realty & Development                                2,000           12,157
Sumitomo Trust & Banking Co., Ltd.                           5,000           24,079
Taiheiyo Cement Corp.                                       13,000           24,238
Taisei Corp., Ltd.                                          22,600           52,152
Taisho Pharmaceutical Co.                                    7,000          108,039
Takara Shuzo Co., Ltd.                                       3,000           20,543
Takashimaya Co., Ltd.                                        5,000           29,179
Takeda Chemical Industries Ltd.                             17,800          782,810
Takefuji Corp.                                               2,644          184,144
Takuma Co., Ltd.                                             2,000           15,468
TDK Corp.                                                    3,000          141,967
Teijin Ltd.                                                 19,600           66,860
Teikoku Oil Co., Ltd.                                        5,000           20,024
Terumo Corp.                                                 4,400           58,934
The 77 Bank Ltd.                                             2,000            7,893
THK Co., Ltd.                                                  500            9,636
TIS, Inc.                                                      852           24,291
Tobu Railway Co., Ltd.                                      19,800           55,458

SEE NOTES TO FINANCIAL STATEMENTS     21

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
JAPAN (CONTINUED)
Toho Co., Ltd.                                               2,200     $     25,273
Tohoku Electric Power Co., Ltd.                             10,700          150,295
Tokyo Broadcasting System, Inc.                              2,000           44,898
Tokyo Electric Power Co.                                    28,100          579,127
Tokyo Electron Ltd.                                          3,100          202,425
Tokyo Gas Co., Ltd.                                         57,200          159,254
Tokyu Corp.                                                 24,800           96,210
TonenGeneral Sekiyu KK                                       2,000           14,213
Toppan Printing Co., Ltd.                                   13,800          143,763
Toray Industries, Inc.                                      28,500           76,489
Toshiba Corp.                                               60,000          244,806
Tosoh Corp.                                                 16,000           51,503
Tostem Inax Holding Corp.                                    5,000           85,490
Toto Ltd.                                                    9,800           45,884
Toyo Seikan Kaisha Ltd.                                      5,000           65,884
Toyobo Ltd.                                                  2,000            3,060
Toyota Industries Corp.                                        950           15,465
Toyota Motor Corp.                                          58,000        1,542,076
Trans Cosmos, Inc.                                             200            4,540
Trend Micro, Inc.                                            1,000           28,009
Ube Industries Ltd.                                         10,600           16,573
UFJ Holdings, Inc. (a)                                          11           26,671
Uni-Charm Corp. (First Section)                              1,100           41,386
UNY Co., Ltd.                                                2,000           22,708
Wacoal Corp.                                                 2,000           16,605
West Japan Railway Co.                                           7           28,327
World Co., Ltd.                                                900           26,713
Yakult Honsha Co., Ltd.                                      2,000           22,859
Yamaha Corp.                                                 3,000           29,246
Yamanouchi Pharmaceutical Co., Ltd.                          7,800          202,818
Yamato Transport Co., Ltd.                                   7,000          127,879
Yamazaki Baking Co., Ltd.                                    4,000           22,407
Yasuda Fire & Marine Insurance Co., Ltd.                     2,000           12,274
                                                                       ------------
                                                                         28,945,468
                                                                       ------------

KOREA  1.0%
Hana Bank (a)                                                4,460           63,767
Hyundai Motor Co., Ltd.                                      5,780          173,688
KIA Motors Corp.                                             6,300           57,606
Kookmin Bank (a)                                             8,250          400,499
Korea Electric Power Corp. (a)                               9,050          165,503
Korea Telecom Freetel                                        5,957          196,091
LG Chemical Ltd. (a)                                         3,150          113,903
LG Electronics, Inc.                                         4,140          165,187

                                      22      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
KOREA (CONTINUED)
Pohang Iron & Steel Co., Ltd.                                2,730     $    302,955
Samsung Electro-Mechanics Co. (a)                            3,020          146,356
Samsung Electronics Co.                                      5,760        1,575,262
Samsung Electronics Co.                                      1,470          199,177
Samsung Fire & Marine Insurance (a)                          1,800          110,723
Samsung SDI Co., Ltd.                                        1,320          102,264
Samsung Securities Co., Ltd.                                 2,550           72,918
Shinhan Financial Group Ltd. (a)                            15,960          225,536
Shinsegae Co., Ltd. (a)                                        420           71,222
SK Telecom Co., Ltd. (a)                                       790          176,978
                                                                       ------------
                                                                          4,319,635
                                                                       ------------

LUXEMBOURG  0.0%
Arcelor                                                      2,448           34,428
Arcelor (a)                                                  6,666           95,005
                                                                       ------------
                                                                            129,433
                                                                       ------------

NETHERLANDS  4.8%
ABN Amro Holdings N.V.                                      36,347          662,940
Aegon N.V. ADR                                              43,697          914,880
Akzo Nobel N.V.                                              6,455          282,267
ASML Holding N.V. (a)                                        5,745           91,337
Buhrmann N.V.                                                1,688           15,637
Corio N.V.                                                  19,953          505,421
Eurocommercial Properties N.V.                              15,300          289,834
Getronics N.V.                                              13,394           25,639
Hagemeyer N.V.                                               6,291           87,352
Heineken N.V.                                               35,232        1,552,871
ING Groep N.V.                                              64,623        1,666,420
KLM-Koninklijke Lutchtvaart Mij N.V.                           883           10,667
Koninklijke Ahold N.V.                                      36,423          769,448
Koninklijke Philips Electronics N.V.                        68,143        1,910,606
Rodamco Europe N.V.                                         20,380          866,122
Royal Dutch Petroleum Co.                                   99,350        5,557,393
Royal KPN N.V. (a)                                          18,031           84,766
TPG N.V.                                                    26,594          603,217
Unilever N.V., CVA                                          52,006        3,419,724
Vedior N.V., CVA                                             3,081           42,780
Wereldhave N.V.                                              5,790          321,868
Wolters Kluwer N.V., CVA                                     3,472           66,185
                                                                       ------------
                                                                         19,747,374
                                                                       ------------

NEW ZEALAND  0.0%
Carter Holt Harvey Ltd.                                     20,786           20,047
                                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS     23

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
NORWAY 0.1%
Norsk Hydro ASA                                             10,000     $    477,556
Norske Skogindustrier A.S., Class A                          1,000           18,676
                                                                       ------------
                                                                            496,232
                                                                       ------------

PORTUGAL  0.0%
Banco Comercial Portugues S.A. (Registered)                  9,500           33,072
Electricidade de Portugal S.A.                              34,665           67,386
Portugal Telecom SGPS S.A. (Registered) (a)                  5,037           35,719
                                                                       ------------
                                                                            136,177
                                                                       ------------

SINGAPORE  0.9%
CapitaLand Ltd.                                            106,000           91,759
City Developments Ltd.                                      52,000          167,699
Cycle & Carriage Ltd.                                       17,000           45,591
DBS Group Holdings Ltd.                                     86,000          603,355
Fraser & Neave Ltd.                                         18,000           80,455
Keppel Corp.                                                50,000          116,552
Neptune Orient Lines Ltd.                                   72,000           41,552
Oversea-Chinese Banking Corp., Ltd.                         83,000          549,436
Overseas Union Enterprise Ltd.                               8,000           32,363
Sembcorp Industries Ltd.                                    96,235           74,050
Singapore Airlines Ltd.                                     65,000          474,412
Singapore Press Holdings Ltd.                               27,000          303,997
Singapore Technology Engineering Ltd.                      162,000          176,899
Singapore Telecommunications Ltd.                          456,490          353,838
United Overseas Bank Ltd.                                   84,080          604,156
United Overseas Land Ltd.                                   47,000           47,866
                                                                       ------------
                                                                          3,763,980
                                                                       ------------

SPAIN  2.4%
Acerinox S.A.                                                1,606           67,616
ACS S.A.                                                     2,802           90,596
Aguas de Barcelona S.A.                                      8,737          103,291
Altadis S.A.                                                 8,964          185,811
Autopistas Concesionaria Espanola S.A.                      13,942          155,561
Banco Bilbao Vizcaya S.A. (Registered)                      93,920        1,066,566
Banco Santander Central Hispano S.A.                       118,203          942,559
Corporacion Mapfre S.A.                                      7,311           58,008
Endesa S.A.                                                 61,719          900,442
Fomento de Construcciones y Contratas S.A.                   5,784          141,693
Gas Natural SDG S.A.                                        27,755          536,785
Grupo Dragados S.A.                                          8,955          160,312
Iberdrola S.A.                                              55,625          813,741
Inmobiliaria Colonial S.A.                                  33,700          468,265
Metrovacesa S.A.                                            38,518          801,099

                                      24       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
SPAIN (CONTINUED)
Repsol YPF S.A.                                             71,697     $    849,043
Sol Melia S.A.                                               4,941           37,685
Telefonica S.A. (a)                                        153,242        1,291,876
TelePizza S.A. (a)                                          10,943           12,590
Union Fenosa S.A.                                           18,507          341,408
Vallehermoso S.A.                                          102,095          982,201
                                                                       ------------
                                                                         10,007,148
                                                                       ------------

SWEDEN  1.1%
Atlas Copco AB, Class A                                      5,350          128,534
Atlas Copco AB, Class B                                      3,000           67,816
Castellum AB                                                17,930          246,713
Electrolux AB, Class B                                      15,900          322,094
Hennes & Mauritz AB, Class B                                42,400          851,973
Holmen AB-B Shares (a)                                         800           21,317
JM AB, Class B                                              12,300          322,373
Nordea AB                                                   66,124          361,053
OM AB                                                        3,800           28,634
Sandvik AB                                                  11,800          295,738
Securitas AB, Class B                                       20,200          416,922
Skandia Forsakrings AB                                      35,200          160,680
Skandinaviska Enskilda Banken AB, Class A                    5,700           60,068
Skanska AB, Class B                                         21,600          149,785
SKF AB, Class B                                              3,700           96,166
Svenska Cellulosa AB, Class B                                4,990          178,193
Svenska Handelsbanken, Class A                              15,600          239,355
Svenskt Stal AB, Class A                                     2,200           28,710
Tele2 AB (a)                                                 1,110           20,486
Telefonaktiebolaget LM Ericsson AB, Class B                 94,750          143,826
Telia AB                                                    21,800           60,945
Trelleborg AB, Class B                                       6,100           60,287
Volvo AB, Class A                                            2,200           44,566
Volvo AB, Class B                                            8,100          168,509
Wm-Data AB, Class B                                         13,500           25,652
                                                                       ------------
                                                                          4,500,395
                                                                       ------------

SWITZERLAND  2.8%
ABB Ltd. (New)                                              10,988           98,312
Adecco S.A. (Registered)                                     3,250          194,004
CIBA Speciality Chemicals AG (Registered)                    2,324          187,141
Clariant AG (Registered) (a)                                 4,012           95,904
Credit Suisse Group                                         22,738          725,485
Georg Fischer AG (Registered)                                   33            6,529
Givaudan (Registered)                                          279          113,039
Holcim Ltd., Class B                                           716          165,112

SEE NOTES TO FINANCIAL STATEMENTS     25

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
SWITZERLAND (CONTINUED)
Lonza Group AG (Registered)                                  1,704     $    132,325
Nestle S.A. (Registered)                                    12,750        2,987,541
Novartis AG                                                 58,240        2,573,981
Roche Holding AG                                            15,400        1,169,897
Roche Holding AG Bearer                                      4,730          541,384
SGS Societe Generale Surveillance Holdings S.A.                100           32,075
Sulzer AG (Registered)                                          17            3,627
Sulzer Medica (Registered)                                      74           12,405
Swatch Group AG (Registered)                                   800           15,207
Swatch Group AG, CLass B                                       790           70,683
Swiss Re (Registered)                                        3,320          326,194
Swisscom AG (Registered)                                     1,045          305,547
Syngenta AG ADR                                              3,183          192,261
UBS AG                                                      26,451        1,336,928
Valora Holding AG                                               70           15,079
Zurich Financial Services AG                                   908          184,249
                                                                       ------------
                                                                         11,484,909
                                                                       ------------

UNITED KINGDOM  13.9%
3i Group plc                                                21,094          221,109
Amersham plc                                                27,001          239,818
Amvescap plc                                                20,082          164,372
ARM Holdings plc (a)                                        13,316           29,772
AstraZeneca Group plc                                       89,602        3,726,678
BAA plc                                                     44,927          412,106
BAE systems plc                                            117,194          601,208
Barclays plc                                               201,612        1,704,237
BG Group plc                                               152,980          668,829
Billiton plc                                                51,123          279,877
BOC Group plc                                               15,364          239,747
Boots Co. plc                                               31,567          314,452
BP plc                                                   1,057,400        8,922,065
BPB Industries plc                                          15,010           80,449
Brambles Industries plc                                     25,368          127,516
British Airways plc                                         61,459          175,290
British American Tobacco plc                                87,722          947,048
British Land Co. plc                                       149,440        1,274,666
British Sky Broadcasting plc (a)                             6,426           61,896
BT Group plc (a)                                           353,006        1,362,251
Bunzl plc                                                    7,856           62,437
Cadbury Schweppes plc                                       72,746          547,529
Canary Wharf Group plc (a)                                 151,214        1,030,449
Capita Group plc                                            37,654          179,904
Carlton Communications plc                                  26,568           85,438

                                      26      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
UNITED KINGDOM (CONTINUED)
Centrica plc                                               145,496     $    452,295
CGNU plc                                                    58,732          474,429
Chelsfield plc                                              92,940          456,859
Compass Group plc                                           66,991          408,295
Corus Group plc (a)                                         67,651           87,022
CP Ships Ltd.                                                2,025           20,751
Derwent Valley Holdings plc                                 18,200          211,816
Diageo plc                                                 132,272        1,725,766
Elsevier N.V.                                                8,435          115,448
EMI Group plc                                               29,246          111,517
GKN plc                                                     25,368          119,552
GlaxoSmithKline plc                                        235,368        5,110,909
Granada Compass plc                                         64,407          109,972
Grantchester Holdings plc                                   88,772          279,359
Great Universal Stores plc                                  45,340          418,324
Hammerson plc                                               41,410          351,170
Hanson plc                                                  18,153          130,236
Hays plc                                                    71,787          169,294
HBOS plc                                                    92,572        1,006,497
Hilton Group plc                                            87,516          305,895
HSBC Holdings plc                                          293,064        3,386,072
Imperial Chemical Industries plc                            28,918          141,265
International Power plc (a)                                 30,809           79,261
Invensys plc                                               172,666          235,327
Johnson Matthey plc                                          1,140           17,527
Kesko Oyj                                                    7,181           81,904
Kingfisher plc                                              49,252          238,522
Land Securities plc                                         55,893          738,657
Lattice Group plc                                          152,980          400,595
Legal & General Group plc                                  146,049          292,425
Lloyds TSB Group plc                                       158,698        1,586,935
Logica plc                                                  13,778           42,198
Marks & Spencer Group plc                                   94,350          538,560
Misys plc                                                   25,145           93,184
National Grid Group plc                                     57,591          410,975
New Dixons Group plc                                        70,585          206,723
P&O Princess Cruises plc                                    24,413          155,147
Pearson plc                                                 21,167          211,502
Peninsular & Oriental Steam Navigation Co.                  24,413           90,097
Pillar Property plc                                         36,700          237,503
Prudential Corp. plc                                        47,747          438,704
Reed International plc                                      38,496          367,559
Rentokil Initial plc                                        79,096          323,400
Reuters Group plc                                           52,920          282,016

SEE NOTES TO FINANCIAL STATEMENTS     27

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
UNITED KINGDOM (CONTINUED)
Rexam plc                                                   13,115     $     85,356
Rio Tinto Corp. plc (Registered)                            20,025          368,903
RMC Group plc                                                7,037           70,745
Royal Bank of Scotland Group plc                            77,617        2,210,774
Sainsbury (J) plc                                           73,860          402,656
Schroders plc                                                9,454           84,765
Scottish & Newcastle plc                                    10,090           93,944
Scottish Power plc                                          71,757          387,620
Shell Transport & Trading Co. plc                          231,666        1,756,071
Six Continents plc                                          46,174          471,273
Slough Estates plc                                          46,690          259,606
Smith & Nephew plc                                           9,548           53,222
Tate & Lyle plc                                              1,563            8,401
Tesco plc                                                  270,783          988,973
The Sage Group plc                                          46,204          119,929
TietoEnator Oyj                                              7,177          177,954
Unilever plc                                               110,530        1,012,175
United Utilities plc                                        29,426          275,326
Vodafone Group plc                                       1,798,158        2,478,248
Wartsila Oyj, Class B                                        2,386           40,135
WPP Group plc                                               32,471          275,473
                                                                       ------------
                                                                         57,742,156
                                                                       ------------

UNITED STATES  45.9%
3Com Corp. (a)                                              25,000          110,000
3M Corp.                                                    10,300        1,266,900
A.G. Edwards, Inc.                                           5,900          229,333
Abbott Laboratories                                         58,000        2,183,700
Abercrombie & Fitch Co., Class A (a)                         7,300          176,076
Acxiom Corp. (a)                                             6,600          115,434
Adobe Systems, Inc.                                         28,900          823,650
Advanced Fibre Communications, Inc. (a)                      5,900           97,586
Advanced Mimcro Devices (a)                                  7,200           69,984
AES Corp. (a)                                                7,200           39,024
Affiliated Computer Services, Inc., Class A (a)              7,200          341,856
AFLAC, Inc.                                                  6,600          211,200
Agere Systems, Inc., Class A                                   787            1,102
Agere Systems, Inc., Class B                                19,338           29,007
Agilent Technologies, Inc. (a)                               9,304          220,040
Air Products & Chemicals, Inc.                               3,000          151,410
Albertson's, Inc.                                           14,100          429,486
Alcoa, Inc.                                                 22,200          735,930
ALLETE                                                       5,600          151,760
Alliant Energy Corp.                                         5,900          151,630

                                      28      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
UNITED STATES (CONTINUED)
Allmerica Financial Corp.                                    4,000     $    184,800
Allstate Corp.                                               9,000          332,820
Amazon.com, Inc. (a)                                         4,700           76,375
Amercian Electric Power Co., Inc.                            4,940          197,699
American Eagle Outfitters, Inc. (a)                          5,200          109,928
American Express Co.                                        13,800          501,216
American Financial Group, Inc.                               5,000          119,500
American International Group, Inc.                          24,605        1,678,799
American Standard Cos., Inc. (a)                             5,000          375,500
American Telephone & Telegraph Co.                          19,700          210,790
American Water Works, Inc.                                   7,300          315,433
AmeriCredit Corp. (a)                                        5,900          165,495
Amgen, Inc. (a)                                             12,700          531,876
Anadarko Petroleum Corp.                                     2,800          138,040
Analog Devices, Inc. (a)                                     8,700          258,390
Anheuser-Busch Cos., Inc., Class A                          35,400        1,770,000
AOL Time Warner, Inc. (a)                                   87,900        1,293,009
AON Corp.                                                    3,200           94,336
Apache Corp.                                                 1,600           91,968
Apogent Technologies, Inc. (a)                               7,600          156,332
Apollo Group, Inc., Class A (a)                             12,450          490,779
Apple Computer, Inc. (a)                                     6,800          120,496
Applera Corp-Applied Biosystems Group                        6,500          126,685
Applied Materials, Inc. (a)                                 33,800          642,876
Aquila Inc.                                                  8,250           66,000
Arrow Electronics, Inc. (a)                                  7,300          151,475
Associated Banc-Corp.                                        5,434          204,916
Astoria Financial Corp.                                      7,200          230,760
AT&T Wireless Services Inc. (a)                             11,444           66,947
Atmel Corp. (a)                                             34,300          214,718
Automatic Data Processing, Inc.                             24,100        1,049,555
Avnet, Inc.                                                  6,900          151,731
Avon Products, Inc.                                         10,000          522,400
Baker Hughes, Inc.                                           7,900          262,991
Bank of America Corp.                                       14,700        1,034,292
Bank of Hawaii Corp.                                         5,900          165,200
Bank of New York Co., Inc.                                   8,000          270,000
Bank One Corp.                                              13,800          531,024
Banknorth Group, Inc.                                       10,600          275,812
Barnes & Noble, Inc. (a)                                     4,600          121,578
Barr Laboratories, Inc. (a)                                  2,600          165,178
Baxter International, Inc.                                  19,900          884,555
Beckman Coulter, Inc.                                        4,300          214,570
BellSouth Corp.                                             10,500          330,750

SEE NOTES TO FINANCIAL STATEMENTS     29

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
UNITED STATES (CONTINUED)
Belo Corp., Class A                                          8,300     $    187,663
BISYS Group, Inc. (a)                                        8,600          286,380
BJ Services Co. (a)                                          7,700          260,876
BJ's Wholesale Club, Inc. (a)                                5,300          204,050
Black Hills Corp.                                            1,900           65,759
Boeing Co.                                                  20,800          936,000
Borders Group, Inc. (a)                                      5,900          108,560
Bowater, Inc.                                                3,600          195,732
Brinker International, Inc. (a)                              7,250          230,187
Bristol-Myers Squibb Co.                                    68,000        1,747,600
Broadcom Corp., Class A (a)                                  4,700           82,438
Broadwing, Inc. (a)                                         15,900           41,340
Brocade Communications Systems, Inc. (a)                     5,500           96,140
Burlington Northern Santa Fe Corp.                          21,800          654,000
Burlington Resources, Inc.                                   2,400           91,200
C.H. Robinson Worldwide, Inc.                                6,300          211,239
Cabot Corp.                                                  5,000          143,250
Cabot Microelectronics Corp. (a)                             1,629           70,308
Cadence Design Systems, Inc. (a)                            18,200          293,384
Callaway Golf Co.                                            5,600           88,704
Campbell Soup Co.                                           16,300          450,858
Catalina Marketing Corp. (a)                                 4,000          112,880
Caterpillar, Inc.                                            8,800          430,760
CDW Computer Center, Inc. (a)                                6,300          294,903
Cendant Corp. (a)                                           36,600          581,208
Ceridian Corp. (a)                                          10,600          201,188
Checkfree Corp. (a)                                          5,600           87,584
ChevronTexco Corp.                                          24,800        2,194,800
Choicepoint, Inc. (a)                                        6,133          278,868
Chubb Corp.                                                  2,200          155,760
Cigna Corp.                                                 26,100        2,542,662
Cirrus Logic, Inc. (a)                                       5,900           44,191
Cisco Systems, Inc. (a)                                    157,300        2,194,335
Citigroup, Inc.                                             48,866        1,893,557
City National Corp.                                          3,600          193,500
Clayton Homes, Inc.                                         10,200          161,160
Clorox Co.                                                   6,800          281,180
CNF Transportation, Inc.                                     3,600          136,728
Coach, Inc. (a)                                              3,300          181,170
Coca-Cola Co.                                               69,100        3,869,600
Compass Bancshares, Inc.                                     8,900          299,040
Computer Associates International, Inc.                     11,500          182,735
Conectiv, Inc.                                               6,600          170,346
Consolidated Edison, Inc.                                    3,600          150,300

                                      30      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
UNITED STATES (CONTINUED)
Constellation Energy Group                                  32,600     $    956,484
Cooper Cameron Corp. (a)                                     4,000          193,680
Corning, Inc. (a)                                           23,150           82,183
CSG Systems International, Inc. (a)                          4,000           76,560
CVS Corp.                                                   10,500          321,300
Cypress Semiconductor Corp. (a)                              9,600          145,728
Cytec Industries, Inc. (a)                                   3,000           94,320
Cytyc Corp. (a)                                              7,800           59,436
Dean Foods Co. (a)                                           6,230          232,379
Deere & Co.                                                  6,500          311,350
Dell Computer Corp. (a)                                     48,300        1,262,562
Delphi Automotive Systems Corp.                             23,209          306,359
DENTSPLY International, Inc.                                 5,400          199,314
Devon Energy Corp.                                           1,800           88,704
DeVry, Inc. (a)                                              5,300          121,052
Diebold, Inc.                                                5,300          197,372
Dollar Tree Stores, Inc. (a)                                 7,950          313,309
Dominion Resources, Inc.                                     4,100          271,420
Dow Chemical Co.                                            34,966        1,202,131
DPL, Inc.                                                    9,222          243,922
DST Systems, Inc. (a)                                        9,300          425,103
Du Pont (EI) de Nemours Co.                                 28,750        1,276,500
Duke Energy Corp.                                           69,926        2,174,699
Dun & Bradstreet Corp (a)                                    5,900          194,995
E*TRADE Group, Inc. (a)                                     23,500          128,310
Eastman Kodak Co.                                            5,900          172,103
eBay, Inc. (a)                                               6,400          394,368
EL Paso Corp.                                                8,635          177,967
Electronic Arts, Inc. (a)                                    9,900          653,895
Eli Lilly & Co.                                             38,800        2,188,320
EMC Corp. (a)                                               49,900          376,745
Emerson Electric Co.                                        11,000          588,610
Emmis Communications Corp., Class A (a)                      3,300           69,927
Energizer Holdings, Inc. (a)                                 6,600          180,972
Energy East Corp.                                            8,600          194,360
Ensco International, Inc.                                   10,200          278,052
Entercom Communications Corp. (a)                            3,300          151,470
Entergy Corp.                                                4,100          174,004
Equitable Resources, Inc.                                    4,600          157,780
Equity Office Properties Trust                               5,100          153,510
Equity Residential                                           3,400           97,750
Everest Re Group Ltd.                                        3,000          167,850
Exelon Corp.                                                 5,950          311,185
Expeditors International Washington, Inc.                    7,200          238,752

SEE NOTES TO FINANCIAL STATEMENTS     31

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
UNITED STATES (CONTINUED)
Express Scripts, Inc., Class A (a)                           6,000     $    300,660
Exxon Mobil Corp.                                          158,818        6,498,833
Fastenal Co.                                                 5,200          200,252
Feddie Mac                                                   3,100          189,720
Federal Home Loan Mortgage Corp.                             9,100          671,125
FedEx Corp.                                                 11,400          608,760
Fifth Third Bancorp                                          2,900          193,285
First Data Corp.                                            44,600        1,659,120
First Health Group Corp. (a)                                 7,200          201,888
First Tennessee National Corp.                               9,600          367,680
First Virginia Banks, Inc.                                   3,300          176,946
FirstEnergy Corp.                                            4,100          136,858
FirstMerit Corp.                                             6,600          182,028
FleetBoston Financial Corp.                                 11,500          372,025
Ford Motor Co.                                              28,700          459,200
FPL Group, Inc.                                              2,800          167,972
Gallagher (Arthur J.) & Co.                                  5,900          204,435
Gannett Co., Inc.                                            8,500          645,150
Gap, Inc. (The)                                             21,825          309,915
Gatx Corp.                                                   3,600          108,360
General Dynamics Corp.                                       5,000          531,750
General Electric Co.                                       207,799        6,036,561
General Motors Corp.                                        15,900          849,855
Gentex Corp. (a)                                             5,600          153,832
Georgia-Pacific Corp.                                        1,700           41,786
Gilead Sciences, Inc. (a)                                   13,800          453,744
Gillette Co.                                                33,100        1,121,097
GlobalSantaFe Corp.                                          4,998          136,695
Golden State Bancorp, Inc.                                   9,900          358,875
Goldman Sachs Group, Inc.                                    1,000           73,350
Grant Prideco, Inc. (a)                                      7,900          107,440
Great Plains Energy, Inc.                                    4,600           93,610
Greenpoint Financial Corp.                                   7,600          373,160
H.J. Heinz Co.                                              20,400          838,440
Halliburton Co.                                             10,000          159,400
Hanover Compressor Co. (a)                                   4,300           58,050
Harris Corp.                                                 5,000          181,200
Harsco Corp.                                                 5,000          187,500
Harte-Hanks Communications, Inc.                             7,500          154,125
Hartford Financial Services Group                            3,000          178,410
HCC Insurance Holdings, Inc.                                 4,400          115,940
Health Net Inc. (a)                                          8,900          238,253
HEALTHSOUTH Corp. (a)                                       26,100          333,819
Helmerich & Payne, Inc.                                      3,600          128,592

                                      32      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
UNITED STATES (CONTINUED)
Henry (Jack) & Associates                                    6,600     $    110,154
Herman Miller, Inc.                                          5,600          113,680
Hewlett-Packard Co.                                         18,000          275,040
Hibernia Corp., Class A                                     11,600          229,564
Hillenbrand Industries, Inc.                                 4,600          258,290
Hilton Hotels Corp.                                         19,600          272,440
Hispanic Broadcasting Corp. (a)                              7,900          206,190
Home Depot, Inc.                                            33,100        1,215,763
HON INDUSTRIES, Inc.                                         4,300          117,046
Hormel Foods Corp.                                          10,200          244,188
Household International, Inc.                                5,000          248,500
Hubbell, Inc., Class B                                       4,300          146,845
ICN Pharmaceuticals, Inc.                                    5,900          142,839
Idacorp, Inc.                                                2,600           72,020
IDEC Pharmaceuticals Corp. (a)                              10,600          375,770
Illinois Tool Works, Inc.                                    6,800          464,440
Incyte Genomics, Inc. (a)                                    4,600           33,442
IndyMac Bancorp, Inc. (a)                                    4,600          104,328
Integrated Device Technology, Inc. (a)                       7,900          143,306
Intel Corp.                                                141,400        2,583,378
International Business Machines Corp.                       36,700        2,642,400
International Flavors & Fragrances, Inc.                     1,150           37,364
International Paper Co.                                     16,665          726,261
International Rectifier Corp. (a)                            4,600          134,090
International Speedway Corp.                                 4,000          160,400
Investment Technology Group, Inc. (a)                        3,450          112,815
Investors Financial Services Corp.                           4,600          154,284
IVAX Corp. (a)                                              14,500          156,600
J.P. Morgan Chase & Co (c).                                 15,920          540,006
Jacobs Engineering Group, Inc. (a)                           4,000          139,120
JDS Uniphase Corp. (a)                                      29,200           77,964
JM Smucker Co. (a)                                             374           12,765
Johnson & Johnson                                           92,400        4,828,824
Kemet Corp. (a)                                              6,600          117,876
Kerr-McGee Corp.                                             1,200           64,260
KeyCorp.                                                     4,700          128,310
Kimberly-Clark Corp.                                        16,900        1,047,800
Kla-Tencor Corp. (a)                                         3,600          158,364
Kroger Co. (a)                                              20,400          405,960
L-3 Communications Holdings, Inc. (a)                        5,200          280,800
LaBranche & Co., Inc. (a)                                    4,300           98,470
Lam Research Corp. (a)                                       8,900          160,022
Lattice Semiconductor Corp. (a)                              7,900           69,046
Lear Corp. (a)                                               4,600          212,750

SEE NOTES TO FINANCIAL STATEMENTS     33

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
UNITED STATES (CONTINUED)
Lee Enterprises, Inc.                                        3,300     $    115,500
Legato Systems, Inc. (a)                                     6,300           22,680
Legg Mason, Inc.                                             4,600          226,964
Lehman Brothers Holdings, Inc.                               1,300           81,276
Lennar Corp.                                                 4,600          281,520
Leucadia National Corp.                                      3,900          123,474
Liberty Media Corp., Class A (a)                            41,798          417,980
Lincare Holdings, Inc. (a)                                   8,000          258,400
Lincoln National Corp.                                       2,500          105,000
Linear Technology Corp.                                      7,900          248,297
Lockheed Martin Corp.                                       11,600          806,200
Lubrizol Corp.                                               4,000          134,000
Lucent Technologies, Inc.                                   73,095          121,338
Lyondell Chemical Co.                                        8,600          129,860
M&T Bank Corp.                                               6,269          537,629
Macrovision Corp. (a)                                        3,600           47,196
Mandalay Resort Group (a)                                    5,600          154,392
Manpower, Inc.                                               5,600          205,800
Marathon Oil Co.                                            12,600          341,712
Marsh & McLennan Cos., Inc.                                  3,400          328,440
Marshall & Ilsley Corp.                                     15,200          470,136
Martin Marietta Materials                                    3,300          128,700
Masco Corp.                                                 11,400          309,054
Maxim Integrated Products, Inc. (a)                          7,800          298,974
MBIA, Inc.                                                   1,800          101,754
MBNA Corp.                                                   8,900          294,323
McCormick & Co., Inc.                                       10,000          257,500
McDonald's Corp.                                            39,500        1,123,775
McKesson Corp.                                               2,983           97,544
MDU Resources Group Inc.                                     5,000          131,450
MeadWestvaco Corp.                                           1,000           33,560
Medtronic, Inc.                                             27,900        1,195,515
Mellon Financial Corp.                                       2,500           78,575
Mentor Graphics Corp.                                        4,600           65,412
Mercantile Bankshares Corp.                                  5,300          217,459
Merck & Co., Inc.                                           75,600        3,828,384
Merrill Lynch & Co., Inc.                                    9,300          376,650
Micrel, Inc. (a)                                             6,300           90,594
Microchip Technology, Inc. (a)                              14,400          394,992
Micron Technology, Inc. (a)                                 11,700          236,574
Microsoft Corp. (a)                                        100,700        5,508,290
Millennium Pharmaceuticals, Inc. (a)                        19,449          236,305
Mirant Corp. (a)                                            16,214          118,362
Mohawk Industries, Inc. (a)                                  4,000          246,120

                                      34      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
UNITED STATES (CONTINUED)
MONY Group, Inc.                                             3,600     $    122,436
Moody's Corp.                                                1,600           79,600
Motorola, Inc.                                              45,900          661,878
Murphy Oil Corp.                                             3,300          272,250
Mylan Laboratories, Inc.                                     9,300          291,555
National City Corp.                                          6,200          206,150
National Commerce Financial Corp.                           15,200          399,760
National Fuel Gas Co.                                        6,000          135,060
National Instruments Corp.                                   3,600          117,216
National-Oilwell, Inc. (a)                                   5,900          124,195
Neiman-Marcus Group, Inc., Class A (a)                       3,600          124,920
Network Appliance, Inc. (a)                                  7,500           93,300
Networks Associates, Inc. (a)                               10,200          196,554
Neuberger Berman, Inc.                                       5,400          197,640
New York Community Bancorp, Inc.                             6,800          184,280
Newmont Mining Corp.                                        18,200          479,206
Nextel Communications, Inc., Class A (a)                     4,300           13,803
Nike, Inc., Class B                                         10,900          584,785
NiSource, Inc.                                               2,049           44,730
Noble Energy, Inc.                                           4,000          144,200
North Fork Bancorp, Inc.                                    11,900          473,739
Northeast Utilities                                         10,600          199,386
Northrop Grumman Corp.                                       1,870          233,750
Novellus Systems, Inc.                                       3,000          102,000
NSTAR                                                        4,000          179,120
Nucor Corp.                                                    900           58,536
Occidental Petroleum Corp.                                   8,600          257,914
Ocean Energy, Inc.                                          12,200          264,374
OGE Energy Corp.                                             5,600          128,016
Old Republic International Corp.                             8,600          270,900
Omnicare, Inc.                                               6,900          181,194
Omnicon Group, Inc.                                          5,000          229,000
Oracle Corp.                                               121,100        1,146,817
Outback Steakhouse, Inc. (a)                                 5,600          196,560
Oxford Health Plans, Inc. (a)                                7,300          339,158
Packaging Corp. Of America                                  10,000          198,900
Park Place Entertainment Corp. (a)                          21,700          222,425
Patterson Dental Co. (a)                                     4,100          206,353
Payless ShoeSource, Inc. (a)                                 1,700           98,005
Pentair, Inc.                                                3,600          173,088
PeopleSoft, Inc. (a)                                         7,000          104,160
PepsiAmericas, Inc.                                         11,600          173,304
Pfizer, Inc.                                               119,500        4,182,500
Pharmacia Corp.                                             49,900        1,868,755

SEE NOTES TO FINANCIAL STATEMENTS     35

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
UNITED STATES (CONTINUED)
Phelps Dodge Corp. (a)                                         900     $     37,080
Philip Morris Cos., Inc.                                    61,300        2,677,584
Pioneer Natural Resources Co. (a)                            7,300          190,165
Plexus Corp.                                                 3,000           54,300
PMI Group, Inc.                                              6,600          252,120
PNC Financial Services Group, Inc.                           3,100          162,068
PNM Resources, Inc.                                          3,000           72,600
Polycom, Inc.                                                5,900           70,741
Potomac Electric Power Co.                                   8,300          178,284
PPG Industries, Inc.                                         1,700          105,230
Praxair, Inc.                                                1,550           88,304
Precision Castparts Corp.                                    3,600          118,800
Pride International, Inc. (a)                                4,300           67,338
Procter & Gamble Co.                                        18,700        1,669,910
Protective Life Corp.                                        4,600          152,260
Protein Design Labs, Inc. (a)                                6,600           71,676
Provident Financial Group                                    3,600          104,436
Public Service Enterprise Group, Inc.                        3,600          155,880
Puget Energy, Inc.                                           6,300          130,095
QLogic Corp.                                                 2,300           87,630
QUALCOMM, Inc. (a)                                          15,950          438,465
Quanta Services, Inc. (a)                                    4,300           42,441
Quantum Corp.-DLT & Storage Systems (a)                     11,200           47,040
Quest Diagnostics, Inc. (a)                                  3,300          283,965
Questar Corp.                                                5,900          145,730
Qwest Communications International                           8,850           24,780
R.J. Reynolds Tobacco Holdings, Inc.                         7,600          408,500
Radian Group, Inc.                                           6,600          322,410
Rational Software Corp. (a)                                 14,900          122,329
Raytheon Co.                                                10,200          415,650
Reader's Digest Association, Inc. (The), Class A            12,600          235,998
Reliant Energy, Inc.                                         4,600           77,740
Retek, Inc. (a)                                              3,600           87,480
Reynolds & Reynolds Co., Class A                             6,600          184,470
RF Micro Devices, Inc. (a)                                  11,900           90,678
Rohm & Haas Co.                                              2,100           85,029
Roslyn Bancorp, Inc.                                         7,050          153,902
Ross Stores, Inc.                                            5,900          240,425
RPM, Inc.                                                    5,000           76,250
Saks, Inc. (a)                                              10,600          136,104
Samina-SCI Corp. (a)                                        13,500           85,185
SanDisk Corp. (a)                                            5,000           62,000
Sara Lee Corp.                                              39,500          815,280
SBC Communications, Inc.                                    18,798          573,339

                                      36      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
UNITED STATES (CONTINUED)
Scana Corp.                                                  7,578     $    233,933
Schlumberger Ltd.                                           13,300          618,450
Scholastic Corp. (a)                                         2,600           98,540
Schwab (Charles) Corp.                                      14,400          161,280
Sealed Air Corp. (a)                                           900           36,243
Sears, Roebuck & Co.                                        10,500          570,150
SEI Investments Co.                                          7,900          222,543
Semtech Corp. (a)                                            5,000          133,500
Sepracor, Inc. (a)                                           5,600           53,480
Sigma-Aldrich Corp. (a)                                        900           45,135
Silicon Valley Bancshares (a)                                3,600           94,896
Six Flags, Inc. (a)                                          5,900           85,255
Smith International, Inc. (a)                                3,600          245,484
Solectron Corp. (a)                                         20,600          126,690
Solutia, Inc.                                                7,600           53,352
Sonoco Products Co.                                          7,300          206,736
Southern Co.                                                40,900        1,120,660
Sovereign Bancorp, Inc.                                     18,200          272,090
Sprint Corp.                                                 1,700            7,599
SPX Corp. (a)                                                1,700          199,750
St. Paul Cos., Inc. (a)                                      2,701          105,123
Staples, Inc. (a)                                            4,150           81,755
Starwood Hotels & Resorts Worldwide, Inc.                    9,500          312,455
State Street Corp.                                           3,600          160,920
Storage Technology Corp. (a)                                 7,600          121,372
Sun Microsystems, Inc. (a)                                  70,900          355,209
SunGard Data Systems, Inc. (a)                              15,000          397,200
Suntrust Banks, Inc.                                         3,100          209,932
Sybase, Inc. (a)                                             7,300           77,015
Symantec Corp. (a)                                          11,200          367,920
Synopsys, Inc. (a)                                           4,600          252,126
Target Corp.                                                21,000          800,100
TCF Financial Corp.                                          5,900          289,690
Technical Data Corp. (a)                                     4,000          151,400
Teleflex, Inc.                                               3,000          171,450
Telephone & Data Systems, Inc.                               4,300          260,365
Temple-Inland, Inc.                                            600           34,716
Tenet Healthcare Corp. (a)                                  16,100        1,151,955
Teradyne, Inc.                                               3,600           84,600
Texas Instruments, Inc.                                     35,400          838,980
Tidewater, Inc.                                              4,000          131,680
Tootsie Roll Industries, Inc.                                3,811          146,952
Touch America Holdings, Inc.                                 7,900           21,725
Transocean Offshore, Inc.                                    7,400          230,510

SEE NOTES TO FINANCIAL STATEMENTS     37

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
UNITED STATES (CONTINUED)
Triad Hospitals, Inc. (a)                                    4,600     $    194,948
Trigon Healthcare, Inc. (a)                                  2,600          261,508
Triquint Semiconductor, Inc. (a)                             5,600           35,896
TXU Corp.                                                    4,400          226,820
Tyson Foods, Inc.                                           25,738          399,196
United Rentals, Inc. (a)                                     5,300          115,540
United Technologies Corp.                                   12,200          828,380
Unitrin, Inc.                                                5,000          178,850
Unocal Corp.                                                 5,600          206,864
UnumProvident Corp.                                          2,700           68,715
US Bancorp                                                  21,650          505,527
Valassis Communications, Inc. (a)                            4,000          146,000
Valero Energy Corp.                                         10,436          390,515
Valspar Corp.                                                3,600          162,504
Varco International, Inc. (a)                                7,200          126,288
Vectren Corp.                                                5,000          125,500
Verizon Communications, Inc.                                15,200          610,280
Vertex Pharmaceuticals, Inc. (a)                             4,300           70,004
Viacom, Inc,, Class B (a)                                   17,923          795,244
Viad Corp.                                                   6,900          179,400
Vishay Intertechnology, Inc. (a)                            10,200          224,400
Visteon Corp.                                                3,806           54,045
Vulcan Materials Co.                                         2,550          111,690
Wachovia Corp.                                              15,000          572,700
Waddell & Reed Financial, Inc, Class A                       6,300          144,396
Wal-Mart Stores, Inc.                                       72,300        3,977,223
Walgreen Co.                                                20,000          772,600
Walt Disney Co.                                             35,900          678,510
Washington Mutual, Inc.                                     10,600          393,366
Waste Management, Inc.                                      36,600          953,430
Weatherford International, Inc. (a)                          7,900          341,280
Webster Financial Corp.                                      3,600          137,664
Wells Fargo & Co.                                           17,000          851,020
Westamerica Bancorporation                                   2,600          102,856
Westar Energy Inc                                            5,300           81,355
Westwood One, Inc. (a)                                       7,900          264,018
Weyerhaeuser Co.                                             3,450          220,282
Whirlpool Corp.                                              4,200          274,512
Williams-Sonoma, Inc. (a)                                    8,600          263,676
Wilmington Trust Corp.                                       4,600          140,300
Wind River Systems, Inc. (a)                                 5,600           28,056
Wisconsin Energy                                             8,900          224,903
Worldcom, Inc. (a,d)                                        16,700            1,336
Wyeth                                                       46,800        2,396,160

                                      38      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
UNITED STATES (CONTINUED)
Xerox Corp. (a)                                             14,700     $    102,459
Xilinx, Inc. (a)                                             7,900          177,197
XL Capital Ltd, Class A                                        900           76,230
Yahoo!, Inc. (a)                                            14,400          212,544
Zimmer Holdings, Inc. (a)                                    9,260          330,212
                                                                       ------------
                                                                        190,675,225
                                                                       ------------

TOTAL COMMON STOCKS  96.9%
    (Cost $428,753,102)                                                 402,821,910
                                                                       ------------

PREFERRED STOCKS  0.1%
AUSTRALIA  0.1%
News Corp., Ltd.                                            43,847          202,128
                                                                       ------------

GERMANY  0.0%
Volkswagen AG                                                  950           30,716
                                                                       ------------

ITALY  0.0%
Fiat S.p.A. (Privilegiate)                                   1,625           14,473
                                                                       ------------

TOTAL PREFERRED STOCKS
    (Cost $349,069)                                                         247,317
                                                                       ------------

                                                           NO. OF
                                                          WARRANTS
WARRANTS  0.0%

UNITED STATES  0.0%

Golden State Bancorp, Inc. expiring 12/31/60
    (Cost $0)                                                1,000            1,091
                                                                       ------------

                                                            PAR
                                                           VALUE
CONVERTIBLE DEBENTURES  0.0%
FRANCE  0.0%
Sodexho S.A. 6.00%, 6/7/04
    (Cost $4,792)                                         EUR 3,811           3,839
                                                                       ------------


TOTAL LONG-TERM INVESTMENTS  97.0%
    (Cost $429,106,963)                                                 403,074,157
                                                                       ------------

REPURCHASE AGREEMENT  0.4%

J.P. Morgan Securities Inc. ($1,636,000 par collateralized
    by U.S. Government obligations in a pooled cash account,
    dated 06/28/02, to be sold on 07/01/02 at $1,636,239 )
    (Cost $1,636,000)                                                     1,636,000
                                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS     39

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                                VALUE
TOTAL INVESTMENTS  97.4%
    (Cost $430,742,963)                                                $404,710,157

FOREIGN CURRENCY  0.1%
    (Cost $578,088)                                                         585,688

OTHER ASSETS IN EXCESS LIABILITIES  2.5%                                 10,347,943
                                                                       ------------

NET ASSETS  100%                                                       $415,643,788
                                                                       ============


(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b)   SECURITY HAS BEEN DEEMED ILLIQUID.

(c)   AFFILIATED COMPANY.

(d)   SECURITY VALUED AT FAIR VALUE--SEE NOTE 1-A TO FINANCIAL STATEMENTS.

ADR   AMERICAN DEPOSITARY RECEIPT

CVA   SHARE CERTIFICATES

EUR   EURO

RNC   NON CONVERTIBLE SAVINGS SHARES


            SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         MARKET         PERCENT OF
INDUSTRY                                                  VALUE         NET ASSETS
Financials                                            $ 83,426,700          20.1%
Health Care                                             54,070,551          13.0
Consumer Discretionary                                  43,620,648          10.5
Information Technology                                  43,142,146          10.4
Industrials                                             41,770,892          10.0
Energy                                                  41,494,222          10.0
Consumer Staples                                        39,074,334           9.4
Utilities                                               23,513,643           5.7
Materials                                               19,659,472           4.7
Telecommunication Services                              13,301,549           3.2
                                                      ------------          ----
                                                      $403,074,157          97.0%
                                                      ============          ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

                                      40      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002

ASSETS:
Total Investments (Cost $430,742,963)                                  $404,710,157
Foreign Currency (Cost $578,088)                                            585,688
Cash                                                                            218
Margin Deposit on Futures Contracts                                         981,121
Receivables:
  Fund Shares Sold                                                       10,025,747
  Investments Sold                                                          612,055
  Foreign Withholding Tax Reclaim                                           548,156
  Dividends                                                                 483,008
  Interest                                                                      241
Other                                                                        73,868
                                                                       ------------
    Total Assets                                                        418,020,259
                                                                       ------------

LIABILITIES:
Payables:
  Fund Shares Repurchased                                                 1,236,267
  Distributor and Affiliates                                                350,521
  Investment Advisory Fee                                                   338,947
  Investments Purchased                                                     101,852
  Administrative Fee                                                         88,453
  Directors' Fee                                                              2,818
Accrued Expenses                                                            164,193
Directors' Deferred Compensation and Retirement Plans                        76,455
Unrealized Loss on Foreign Currency Exchange Contracts                       16,965
                                                                       ------------
    Total Liabilities                                                     2,376,471
                                                                       ------------
NET ASSETS                                                             $415,643,788
                                                                       ============

NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares
authorized)                                                            $536,843,694
Accumulated Net Investment Loss                                          (1,204,045)
Net Unrealized Depreciation on Investments, Foreign
  Currency Translations and Futures                                     (25,729,404)
Accumulated Net Realized Loss                                           (94,266,457)
                                                                       ------------
NET ASSETS                                                             $415,643,788
                                                                       ============

MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based
    on net assets of $215,162,261 and 19,302,782 shares of
    beneficial interest issued and outstanding)                        $      11.15
    Maximum sales charge (5.75%* of offering price)                            0.68
                                                                       ------------
    Maximum offering price to public                                   $      11.83
                                                                       ============

  Class B Shares:
    Net asset value and offering price per share (Based
    on net assets of $144,879,634 and 13,936,933 shares of
    beneficial interest issued and outstanding)                        $      10.40
                                                                       ============

  Class C Shares:
    Net asset value and offering price per share (Based
    on net assets of $55,601,893 and 5,269,186 shares of
    beneficial interest issued and outstanding)                        $      10.55
                                                                       ============

* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED

SEE NOTES TO FINANCIAL STATEMENTS     41

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $361,537)              $  7,573,214
Interest                                                                   421,300
                                                                      ------------
    Total Income                                                         7,994,514
                                                                      ------------

EXPENSES:
Investment Advisory Fee                                                  4,578,164
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $581,972, $1,609,615 and
  $641,233, respectively)                                                2,832,820
Administrative Fee                                                       1,162,690
Shareholder Services                                                       249,262
Custody                                                                    122,698
Legal                                                                       47,752
Directors' Fees and Related Expenses                                        16,846
Other                                                                      357,129
                                                                      ------------
  Total Expenses                                                         9,367,361
                                                                      ------------
NET INVESTMENT LOSS                                                   $ (1,372,847)
                                                                      ============

REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                         $(50,506,908)
  Foreign Currency Transactions                                            449,376
  Futures                                                                  668,984
                                                                      ------------
Net Realized Loss                                                      (49,388,548)
                                                                      ------------

Unrealized Appreciation/Depreciation:
  Beginning of the Period                                              (18,100,224)
  End of the Period:
    Investments                                                        (26,032,806)
    Foreign Currency Translations                                           60,435
    Futures                                                                242,967
                                                                      ------------
                                                                       (25,729,404)
                                                                      ------------
Net Unrealized Depreciation During the Period                           (7,629,180)
                                                                      ------------
NET REALIZED AND UNREALIZED LOSS                                      $(57,017,728)
                                                                      ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                            $(58,390,575)
                                                                      ============

                                      42       SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED          YEAR ENDED
                                                                     JUNE 30, 2002      JUNE 30, 2001
                                                                     -------------      -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss                                           $  (1,372,847)       $  234,397
Net Realized Loss                                                      (49,388,548)      (39,720,495)
Net Unrealized Depreciation During the Period                           (7,629,180)      (59,116,733)
                                                                      ------------      ------------
Change in Net Assets from Operations                                   (58,390,575)      (98,602,831)
                                                                      ------------      ------------

Distributions from Net Realized Gain:
Class A Shares                                                                 -0-       (45,018,659)
Class B Shares                                                                 -0-       (37,292,847)
Class C Shares                                                                 -0-       (15,647,840)
                                                                      ------------      ------------
Total Distributions                                                            -0-       (97,959,346)
                                                                      ------------      ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                    (58,390,575)     (196,562,177)
                                                                      ------------      ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                              333,376,366       375,735,811
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                                -0-        90,823,479
Cost of Shares Repurchased                                            (408,073,116)     (379,964,192)
                                                                      ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                     (74,696,750)       86,595,098
                                                                      ------------      ------------
TOTAL DECREASE IN NET ASSETS                                          (133,087,325)     (109,967,079)
NET ASSETS:
Beginning of the Period                                                548,731,113       658,698,192
                                                                      ------------      ------------
End of the Period (Including accumulated net investment
   loss of $(1,204,045) and $(1,090,141), respectively)               $415,643,788      $548,731,113
                                                                      ============      ============

SEE NOTES TO FINANCIAL STATEMENTS     43

                                      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
Financial Highlights                  HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIODS INDICATED.

CLASS A SHARES
                                                   YEAR ENDED JUNE 30,
                                      -----------------------------------------------
                                      2002(a)    2001(a)   2000(a)   1999(a)  1998(a)
                                      -----------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $12.61     $17.74    $16.86    $16.67   $16.57
                                      ------     ------    ------    ------   ------
  Net Investment Income                 0.01       0.07      0.02      0.07     0.21
  Net Realized and Unrealized
    Gain/Loss                          (1.47)     (2.52)     2.09      1.21     2.07
                                      ------     ------    ------    ------   ------
Total From Investment Operations       (1.46)     (2.45)     2.11      1.28     2.28
                                      ------     ------    ------    ------   ------
Less:
  Distributions from Net
    Investment Income                    -0-        -0-       -0-     (0.22)   (0.35)
  Distributions from Net
    Realized Gain                        -0-      (2.68)    (1.23)    (0.87)   (1.83)
                                      ------     ------    ------    ------   ------
Total Distributions                      -0-      (2.68)    (1.23)    (1.09)   (2.18)
                                      ------     ------    ------    ------   ------

NET ASSET VALUE, END OF
  THE PERIOD                          $11.15     $12.61    $17.74    $16.86   $16.67
                                      ======     ======    ======    ======   ======

Total Return* (b)                     -11.66%    -15.03%    12.83%     8.41%   16.17%
Net Assets at End of the Period
  (In millions)                       $215.2     $284.6    $301.9    $240.1   $261.6
Ratio of Expenses to Average
  Net Assets*                           1.68%      1.65%     1.70%     1.70%    1.61%
Ratio of Net Investment Income
  to Average Net Assets*                0.08%      0.43%     0.12%     0.47%    1.30%
Portfolio Turnover                        30%        58%       99%       84%     108%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
  RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                             N/A        N/A       N/A      1.73%    1.62%
Ratio of Net Investment Income
  to Average Net Assets                  N/A        N/A       N/A      0.44%    1.30%

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC
     OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

                                      44      SEE NOTES TO FINANCIAL STATEMENTS

                                      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
Financial Highlights                  HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIODS INDICATED.

CLASS B SHARES
                                                   YEAR ENDED JUNE 30,
                                      -----------------------------------------------
                                      2002(a)    2001(a)   2000(a)   1999(a)  1998(a)
                                      -----------------------------------------------

NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $11.84     $16.96    $16.28    $16.14   $16.15
                                      ------     ------    ------    ------   ------
  Net Investment Income/Loss           (0.08)     (0.05)    (0.11)    (0.04)    0.09
  Net Realized and Unrealized
    Gain/Loss                          (1.36)     (2.39)     2.02      1.16     2.01
                                      ------     ------    ------    ------   ------
Total From Investment Operations       (1.44)     (2.44)     1.91      1.12     2.10
                                      ------     ------    ------    ------   ------

Less:
  Distributions from
    Net Investment Income                -0-        -0-       -0-     (0.11)   (0.28)
  Distributions from
    Net Realized Gain                    -0-      (2.68)    (1.23)    (0.87)   (1.83)
                                      ------     ------    ------    ------   ------
Total Distributions                      -0-      (2.68)    (1.23)    (0.98)   (2.11)
                                      ------     ------    ------    ------   ------

NET ASSET VALUE, END OF THE
  PERIOD                              $10.40     $11.84    $16.96    $16.28   $16.14
                                      ======     ======    ======    ======   ======

Total Return* (b)                     -12.25%    -15.73%    12.03%     7.50%   15.33%
Net Assets at End of the Period
  (In millions)                       $144.9     $187.1    $252.1    $232.6   $225.8
Ratio of Expenses to Average
  Net Assets*                           2.43%      2.40%     2.45%     2.45%    2.35%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                          (0.69)%    (0.32)%   (0.65)%   (0.27)%   0.60%
Portfolio Turnover                        30%        58%       99%       84%     108%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
  RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                             N/A        N/A       N/A      2.49%    2.36%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                             N/A        N/A       N/A     (0.30)%   0.60%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

SEE NOTES TO FINANCIAL STATEMENTS     45

                                      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
Financial Highlights                  HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIODS INDICATED.

CLASS C SHARES
                                                   YEAR ENDED JUNE 30,
                                      -----------------------------------------------
                                      2002(a)    2001(a)   2000(a)   1999(a)  1998(a)
                                      -----------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $12.02     $17.16    $16.46    $16.30   $16.24
                                      ------     ------    ------    ------   ------
  Net Investment Income/Loss           (0.08)     (0.05)    (0.11)    (0.04)    0.08
  Net Realized and Unrealized
    Gain/Loss                          (1.39)     (2.41)     2.04      1.18     2.05
                                      ------     ------    ------    ------   ------
Total From Investment
  Operations                           (1.47)     (2.46)     1.93      1.14     2.13
                                      ------     ------    ------    ------   ------

Less:
  Distributions from Net
    Investment Income                    -0-        -0-       -0-     (0.11)   (0.24)
  Distributions from Net
    Realized Gain                        -0-      (2.68)    (1.23)    (0.87)   (1.83)
                                      ------     ------    ------    ------   ------
Total Distributions                      -0-      (2.68)    (1.23)    (0.98)   (2.07)
                                      ------     ------    ------    ------   ------

NET ASSET VALUE, END OF THE
  PERIOD                              $10.55     $12.02    $17.16    $16.46   $16.30
                                      ======     ======    ======    ======   ======

Total Return* (b)                     -12.23%    -15.65%    12.02%     7.61%   15.37%
Net Assets at End of the Period
  (In millions)                       $ 55.6     $ 77.0    $104.7    $101.0   $108.7
Ratio of Expenses to Average
  Net Assets*                           2.43%      2.40%     2.45%     2.45%    2.55%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                          (0.69)%    (0.32)%   (0.66)%   (0.28)%   0.52%
Portfolio Turnover                        30%        58%       99%       84%     108%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
  RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                             N/A        N/A       N/A      2.48%    2.56%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                             N/A        N/A       N/A     (0.30)%   0.52%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

                                      46       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Options are valued at the last reported bid price. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $33,780,243, which will expire between June 30, 2009 and June 30, 2010.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

      Cost of investments for tax purposes             $444,550,111
                                                       ============
      Gross tax unrealized appreciation                $ 35,472,604
      Gross tax unrealized depreciation                 (75,312,558)
                                                       ------------
      Net tax unrealized depreciation on investments   $(39,839,954)
                                                       ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during 2002 and 2001 was as follows:

                                           2002         2001
      Distributions paid from:
         Ordinary income                   $-0-      $39,039,124
         Long-term capital gain             -0-       58,920,868
                                           ----      -----------
                                           $-0-      $97,959,992
                                           ====      ===========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to a current year net operating loss totaling $833,520 was reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to the sale of Passive Foreign Investment Company securities totaling $614 was reclassified from accumulated net realized loss to accumulated net investment loss. A permanent book and tax difference related to net realized gains on foreign currency transactions totaling $449,376 has been reclassified from accumulated net realized loss to accumulated net investment loss. A permanent book and tax difference related to a correction of prior year amounts totaling $334,776 was reclassified from accumulated net investment loss $(24,567) and accumulated net realized loss $(310,209) to capital.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, gains recognized for tax purposes on open futures positions and losses relating to wash sale transactions.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

         AVERAGE DAILY NET ASSETS            % PER ANNUM
         First $750 million                     1.00%
         Next $500 million                      0.95%
         Over $1.25 billion                     0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $14,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $33,600, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $249,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $65,709 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $269,327,323, $200,414,105 and $67,102,266 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                      SHARES            VALUE
   Sales:
     Class A                                         25,204,026    $ 298,525,580
     Class B                                          2,449,197       26,814,824
     Class C                                            708,180        8,035,962
                                                    -----------    -------------
   Total Sales                                       28,361,403    $ 333,376,366
                                                    ===========    =============
   Repurchases:
     Class A                                        (28,474,795)   $(340,112,009)
     Class B                                         (4,309,287)     (47,151,066)
     Class C                                         (1,845,764)     (20,810,041)
                                                    -----------    -------------
   Total Repurchases                                (34,629,846)   $(408,073,116)
                                                    ===========    =============

     At June 30, 2001, capital aggregated $311,167,327, $220,925,674 and
$79,946,187 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                      SHARES            VALUE
   Sales:
     Class A                                         22,578,883    $ 310,502,834
     Class B                                          3,435,296       48,400,324
     Class C                                          1,268,367       16,832,653
                                                    -----------    -------------
   Total Sales                                       27,282,546    $ 375,735,811
                                                    ===========    =============

   Dividend Reinvestment:
     Class A                                          3,082,978    $  42,422,403
     Class B                                          2,627,822       34,057,784
     Class C                                          1,090,752       14,343,292
                                                    -----------    -------------
   Total Dividend Reinvestment                        6,801,552    $  90,823,479
                                                    ===========    =============

   Repurchases:
     Class A                                        (20,107,022)   $(279,760,582)
     Class B                                         (5,129,250)     (72,338,659)
     Class C                                         (2,053,525)     (27,864,951)
                                                    -----------    -------------
   Total Repurchases                                (27,289,797)   $(379,964,192)
                                                    ===========    =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                         CHARGE AS A PERCENTAGE OF
                                                      DOLLAR AMOUNT SUBJECT TO CHARGE
                                                      -------------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First                                                       5.00%         1.00%
Second                                                      4.00%          None
Third                                                       3.00%          None
Fourth                                                      2.50%          None
Fifth                                                       1.50%          None
Thereafter                                                   None          None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $85,500 and CDSC on redeemed shares of Classes B and C of approximately $283,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $129,501,160 and sales of $146,954,687 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $1,303,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $110,500.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At June 30, 2002, the Fund had outstanding forward foreign currency contracts as follows:

                                                                   UNREALIZED
                                                   CURRENT        APPRECIATION/
         FORWARD FOREIGN CURRENCY CONTRACTS         VALUE         DEPRECIATION
         LONG CONTRACTS:
         Euro, 75,398,233
           expiring 9/12/02                      $74,537,411       $ 3,688,352
                                                 -----------       -----------

         SHORT CONTRACTS:
         Euro, 75,398,233
           expiring 9/12/02                       74,537,411        (3,705,317)
                                                 -----------       -----------
                                                                   $   (16,965)
                                                                   ===========

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

     Transactions in futures contracts for the year ended June 30, 2002, were as follows:

                                                                 CONTRACTS
           Outstanding at June 30, 2001                              798
           Futures Opened                                          3,165
           Futures Closed                                         (3,871)
                                                                   -----
           Outstanding at June 30, 2002                               92
                                                                   =====

     The futures contracts outstanding as of June 30, 2002 , and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                  UNREALIZED
                                                                 APPRECIATION/
                                                    CONTRACTS    DEPRECIATION
   SHORT CONTRACTS:
   Hang Seng Index -- July 2002
      (Current notional value $10,610 per contract)     59          $(94,045)
   S&P 500 Index -- September 2002
      (Current notional value $990 per contract)        33           337,012
                                                        --          --------
                                                        92          $242,967
                                                        ==          ========

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and
Shareholders of Van Kampen
Global Equity Allocation Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Global Equity Allocation Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Equity Allocation Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at vankampen.com -- to view a prospectus, select DOWNLOAD PROSPECTUS [ILLUSTRATION OF COMPUTER]

- call us at (800) 847-2424 Telecommunications Device for the Deaf (TDD) users, call (800)421-2833. [ILLUSTRATION OF PHONE]

-  e-mail us by visiting vankampen.com and selecting CONTACT US
   [ILLUSTRATION OF ENVELOPES]

 *  Closed to new investors
**  Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

For federal income tax purposes, the following is furnished with respect to potential distributions to be paid by the Fund during the remainder of calendar year 2002. During the taxable year ended June 30, 2002, the Fund did not pay distributions. Provided the Fund makes a distribution in December 2002, the Fund intends to pass through foreign tax credits of $361,672 and has derived gross income from sources within foreign countries amounting to $4,304,336.**

 * "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.
** THIS INFORMATION IS UNAUDITED.

DIRECTOR AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

                                                                                           NUMBER OF
                                           TERM OF                                          FUNDS IN
                                          OFFICE AND                                         FUND
                              POSITION(S) LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME         PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND       SERVED        DURING PAST 5 YEARS              BY DIRECTOR  HELD BY DIRECTOR
J. Miles Branagan (70)        Director    Director       Private investor.                    57
1632 Morning Mountain Road                since 1997     Trustee/Director of funds in
Raleigh, NC 27614                                        the Fund Complex. Co-founder,
                                                         and prior to August 1996,
                                                         Chairman, Chief Executive
                                                         Officer and President, MDT
                                                         Corporation (now known as
                                                         Getinge/Castle, Inc., a
                                                         subsidiary of Getinge
                                                         Industrier AB), a company
                                                         which develops, manufactures,
                                                         markets and services medical
                                                         and scientific equipment.

                                                                                           NUMBER OF
                                           TERM OF                                          FUNDS IN
                                          OFFICE AND                                         FUND
                              POSITION(S) LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME         PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND       SERVED        DURING PAST 5 YEARS              BY DIRECTOR  HELD BY DIRECTOR
Jerry D. Choate (63)          Director    Director       Trustee/Director of funds in         57       Director of Amgen
53 Monarch Bay Drive                      since 1999     the Fund Complex. Prior to                    Inc., a
Dana Point, CA 92629                                     January 1999, Chairman and                    biotechnological
                                                         Chief Executive Officer of the                company, and
                                                         Allstate Corporation                          Director of Valero
                                                         ("Allstate") and Allstate                     Energy
                                                         Insurance Company. Prior to                   Corporation, an
                                                         January 1995, President and                   independent
                                                         Chief Executive Officer of                    refining company.
                                                         Allstate. Prior to
                                                         August 1994, various
                                                         management positions at
                                                         Allstate.

Linda Hutton Heagy (54)       Director    Director       Regional Managing Partner of         57
Sears Tower                               since 1997     Heidrick & Struggles, an
233 South Wacker Drive                                   executive search firm.
Suite 7000                                               Trustee/Director of funds in
Chicago, IL 60606                                        the Fund Complex. Trustee on
                                                         the University of Chicago
                                                         Hospitals Board, Vice Chair of
                                                         the Board of the YMCA of
                                                         Metropolitan Chicago and a
                                                         member of the Women's Board of
                                                         the University of Chicago.
                                                         Prior to 1997, Partner, Ray &
                                                         Berndtson, Inc., an executive
                                                         recruiting firm. Prior to
                                                         1996, Trustee of The
                                                         International House Board, a
                                                         fellowship and housing
                                                         organization for international
                                                         graduate students. Formerly,
                                                         Executive Vice President of
                                                         ABN AMRO, N.A., a Dutch bank
                                                         holding company. Prior to
                                                         1992, Executive Vice President
                                                         of La Salle National Bank.

                                                                                           NUMBER OF
                                           TERM OF                                          FUNDS IN
                                          OFFICE AND                                         FUND
                              POSITION(S) LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME         PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND       SERVED        DURING PAST 5 YEARS              BY DIRECTOR  HELD BY DIRECTOR
R. Craig Kennedy (50)         Director    Director       Director and President, German       57
1744 R Street, N.W.                       since 1997     Marshall Fund of the United
Washington, D.C. 20009                                   States, an independent U.S.
                                                         foundation created to deepen
                                                         understanding, promote
                                                         collaboration and stimulate
                                                         exchanges of practical
                                                         experience between Americans
                                                         and Europeans.
                                                         Trustee/Director of funds in
                                                         the Fund Complex. Formerly,
                                                         advisor to the Dennis Trading
                                                         Group Inc., a managed futures
                                                         and option company that
                                                         invests money for individuals
                                                         and institutions. Prior to
                                                         1992, President and Chief
                                                         Executive Officer, Director
                                                         and member of the Investment
                                                         Committee of the Joyce
                                                         Foundation, a private
                                                         foundation.

Jack E. Nelson (66)           Director    Director       President, Nelson Investment         57
423 Country Club Drive                    since 1997     Planning Services, Inc., a
Winter Park, FL 32789                                    financial planning company and
                                                         registered investment adviser
                                                         in the State of Florida.
                                                         President, Nelson Ivest
                                                         Brokerage Services Inc., a
                                                         member of the National
                                                         Association of Securities
                                                         Dealers, Inc. and Securities
                                                         Investors Protection Corp.
                                                         Trustee/Director of funds in
                                                         the Fund Complex.

                                                                                           NUMBER OF
                                           TERM OF                                          FUNDS IN
                                          OFFICE AND                                         FUND
                              POSITION(S) LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME         PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND       SERVED        DURING PAST 5 YEARS              BY DIRECTOR  HELD BY DIRECTOR
Suzanne H. Woolsey (60)       Director    Director       Chief Communications Officer         57       Director of
2101 Constitution Ave., N.W.              since 1999     of the National Academy of                    Neurogen
Room 285                                                 Sciences/National Research                    Corporation, a
Washington, D.C. 20418                                   Council, an independent,                      pharmaceutical
                                                         federally chartered policy                    company, since
                                                         institution, since 2001 and                   January 1998.
                                                         previously Chief Operating
                                                         Officer from 1993-2001.
                                                         Trustee/Director of funds in
                                                         the Fund Complex. Director of
                                                         the Institute for Defense
                                                         Analyses, a federally funded
                                                         research and development
                                                         center, Director of the German
                                                         Marshall Fund of the United
                                                         States, Trustee of Colorado
                                                         College and Vice Chair of the
                                                         Board of the Council for
                                                         Excellence in Government.
                                                         Prior to 1993, Executive
                                                         Director of the Commission on
                                                         Behavioral and Social Sciences
                                                         and Education at the National
                                                         Academy of Sciences/National
                                                         Research Council. From 1980
                                                         through 1989, Partner of
                                                         Coopers & Lybrand.


INTERESTED DIRECTORS:*

                                                                                           NUMBER OF
                                           TERM OF                                          FUNDS IN
                                          OFFICE AND                                         FUND
                              POSITION(S) LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME         PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND       SERVED        DURING PAST 5 YEARS              BY DIRECTOR  HELD BY DIRECTOR
Mitchell M. Merin* (49)       Director    Director       President and Chief Operating        57
1221 Avenue of the Americas               since 1999     Officer of Morgan Stanley
New York, NY 10020                                       Investment Management since
                                                         December 1998. President and
                                                         Director since April 1997 and
                                                         Chief Executive Officer since
                                                         June 1998 of Morgan Stanley
                                                         Investment Advisors Inc. and
                                                         Morgan Stanley Services
                                                         Company Inc. Chairman, Chief
                                                         Executive Officer and Director
                                                         of Morgan Stanley Distributors
                                                         Inc. since June 1998. Chairman
                                                         and Chief Executive Officer
                                                         since June 1998, and Director
                                                         since January 1998 of Morgan
                                                         Stanley Trust. Director of
                                                         various Morgan Stanley
                                                         subsidiaries. President of the
                                                         Morgan Stanley Funds since
                                                         May 1999. Trustee/Director of
                                                         funds in the Fund Complex.
                                                         Previously Chief Strategic
                                                         Officer of Morgan Stanley
                                                         Investment Advisors Inc. and
                                                         Morgan Stanley Services
                                                         Company Inc. and Executive
                                                         Vice President of Morgan
                                                         Stanley Distributors Inc.
                                                         April 1997-June 1998, Vice
                                                         President of the Morgan
                                                         Stanley Funds
                                                         May 1997-April 1999, and
                                                         Executive Vice President of
                                                         Dean Witter, Discover & Co.
                                                         prior to May 1997.

                                                                                           NUMBER OF
                                           TERM OF                                          FUNDS IN
                                          OFFICE AND                                         FUND
                              POSITION(S) LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME         PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND       SERVED        DURING PAST 5 YEARS              BY DIRECTOR  HELD BY DIRECTOR
Richard F. Powers, III* (56)  Director    Director       Chairman, President, Chief           94
1 Parkview Plaza              and         since 1999     Executive Officer, Director
P.O. Box 5555                 President                  and Managing Director of Van
Oakbrook Terrace, IL 60181                               Kampen Investments. Chairman,
                                                         Director and Chief Executive
                                                         Officer of the Advisers, the
                                                         Distributor and Van Kampen
                                                         Advisors Inc. since 1998.
                                                         Managing Director of the
                                                         Advisers, the Distributor and
                                                         Van Kampen Advisors Inc. since
                                                         July 2001. Director and
                                                         Officer of certain other
                                                         subsidiaries of Van Kampen
                                                         Investments. Chief Sales and
                                                         Marketing Officer of Morgan
                                                         Stanley Asset Management Inc.
                                                         Trustee/Director and President
                                                         or Trustee, President and
                                                         Chairman of the Board of funds
                                                         in the Fund Complex. Prior to
                                                         May 1998, Executive Vice
                                                         President and Director of
                                                         Marketing at Morgan Stanley
                                                         and Director of Dean Witter,
                                                         Discover & Co. and Dean Witter
                                                         Realty. Prior to 1996,
                                                         Director of Dean Witter
                                                         Reynolds Inc.

Wayne W. Whalen* (62)         Director    Director       Partner in the law firm of           94
333 West Wacker Drive                     since 1997     Skadden, Arps, Slate,
Chicago, IL 60606                                        Meagher & Flom (Illinois),
                                                         legal counsel to funds in the
                                                         Fund Complex. Trustee/
                                                         Director/Managing General
                                                         Partner of funds in the Fund
                                                         Complex.

* SUCH DIRECTOR IS AN `'INTERESTED PERSON" (WITHIN THE MEANING OF SECTION 2(a)(19) OF THE 1940 ACT). MR. WHALEN IS AN INTERESTED PERSON OF CERTAIN FUNDS IN THE FUND COMPLEX BY REASON OF HIS FIRM CURRENTLY ACTING AS LEGAL COUNSEL TO SUCH FUNDS IN THE FUND COMPLEX. MESSRS. MERIN AND POWERS ARE INTERESTED PERSONS OF FUNDS IN THE FUND COMPLEX AND THE ADVISERS BY REASON OF THEIR POSITIONS WITH MORGAN STANLEY OR ITS AFFILIATES.

OFFICERS:

                                                TERM OF
                                               OFFICE AND
                                POSITION(S)    LENGTH OF
NAME, AGE AND                    HELD WITH        TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                 FUND          SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President   Officer     Managing Director and Chief Investment Officer of Van
2800 Post Oak Blvd.                            since 1998  Kampen Investments, and Managing Director and President
45th Floor                                                 of the Advisers and Van Kampen Advisors Inc. Executive
Houston, TX 77056                                          Vice President and Chief Investment Officer of funds in
                                                           the Fund Complex. Prior to December 2000, Executive Vice
                                                           President and Chief Investment Officer of Van Kampen
                                                           Investments, and President and Chief Operating Officer
                                                           of the Advisers. Prior to April 2000, Executive Vice
                                                           President and Chief Investment Officer for Equity
                                                           Investments of the Advisers. Prior to October 1998, Vice
                                                           President and Senior Portfolio Manager with AIM Capital
                                                           Management, Inc. Prior to February 1998, Senior Vice
                                                           President and Portfolio Manager of Van Kampen American
                                                           Capital Asset Management, Inc., Van Kampen American
                                                           Capital Investment Advisory Corp. and Van Kampen
                                                           American Capital Management, Inc.

Joseph J. McAlinden (59)      Chief            Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Investment       since 2002  Stanley Investment Advisors Inc. and Director of Morgan
New York, NY 10020            Officer                      Stanley Trust for over 5 years.

                                                TERM OF
                                               OFFICE AND
                                POSITION(S)    LENGTH OF
NAME, AGE AND                    HELD WITH        TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                 FUND          SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President   Officer     Managing Director and Director of Van Kampen
1221 Avenue of the Americas   and Secretary    since       Investments, Director of the Advisers, Van Kampen
New York, NY 10020                             1999        Advisors Inc., the Distributor, Investor Services and
                                                           certain other subsidiaries of Van Kampen Investments.
                                                           Managing Director and General Counsel-Mutual Funds of
                                                           Morgan Stanley Investment Advisors, Inc. Vice President
                                                           or Principal Legal Officer and Secretary of funds in the
                                                           Fund Complex. Prior to July 2001, Managing Director,
                                                           General Counsel, Secretary and Director of Van Kampen
                                                           Investments, the Advisers, the Distributor, Investor
                                                           Services, and certain other subsidiaries of Van Kampen
                                                           Investments. Prior to December 2000, Executive Vice
                                                           President, General Counsel, Secretary and Director of
                                                           Van Kampen Investments, the Advisers, Van Kampen
                                                           Advisors Inc., the Distributor, Investor Services and
                                                           certain other subsidiaries of Van Kampen Investments.
                                                           Prior to January 1999, Vice President and Associate
                                                           General Counsel to New York Life Insurance Company ("New
                                                           York Life"), and prior to March 1997, Associate General
                                                           Counsel of New York Life. Prior to December 1993,
                                                           Assistant General Counsel of The Dreyfus Corporation.
                                                           Prior to August 1991, Senior Associate, Willkie Farr &
                                                           Gallagher. Prior to January 1989, Staff Attorney at the
                                                           Securities and Exchange Commission, Division of
                                                           Investment Management, Office of Chief Counsel.

John R. Reynoldson (49)       Vice President   Officer     Executive Director of the Advisers and Van Kampen
1 Parkview Plaza                               since       Advisors Inc. Vice President of funds in the Fund
Oakbrook Terrace, IL 60181                     2000        Complex. Prior to July 2001, Principal and Co-head of
                                                           the Fixed Income Department of the Advisers and Van
                                                           Kampen Advisors Inc. Prior to December 2000, Senior Vice
                                                           President of the Advisers and Van Kampen Advisors Inc.
                                                           Prior to May 2000, he managed the investment grade
                                                           taxable group for the Advisers since July 1999. From
                                                           July 1988 to June 1999, he managed the government
                                                           securities bond group for Asset Management.
                                                           Mr. Reynoldson has been with Asset Management since
                                                           April 1987.

                                                TERM OF
                                               OFFICE AND
                                POSITION(S)    LENGTH OF
NAME, AGE AND                    HELD WITH        TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                 FUND          SERVED    DURING PAST 5 YEARS
John L. Sullivan (47)         Vice President,  Officer     Executive Director of Van Kampen Investments, the
1 Parkview Plaza              Chief Financial  since 1997  Advisers and Van Kampen Advisors Inc. Vice President,
Oakbrook Terrace, IL 60181    Officer                      Chief Financial Officer and Treasurer of funds in the
                              and Treasurer                Fund Complex. Head of Fund Accounting for Morgan Stanley
                                                           Investment Management.

John H. Zimmermann, III       Vice President   Officer     Managing Director and Director of Van Kampen
(44)                                           since       Investments, and Managing Director, President and
Harborside Financial Center                    2000        Director of the Distributor. Vice President of funds in
Plaza 2 - 7th Floor                                        the Fund Complex. Prior to December 2000, President of
Jersey City, NJ 07311                                      Van Kampen Insurance Agency of Illinois Inc., and Senior
                                                           Vice President and Director of Van Kampen Investments.
                                                           From November 1992 to December 1997, Mr. Zimmermann was
                                                           Senior Vice President of the Distributor.

YOUR NOTES:

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.

                                                Van Kampen Funds Inc.
                                                1 Parkview Plaza, P.O. Box 5555
                                                Oakbrook Terrace, IL 60181-5555
                                                www.vankampen.com

                         [LOGO]VAN KAMPEN
                               INVESTMENTS
                               GENERATIONS OF EXPERIENCE-SM-

                     Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
                     450, 550, 650                             Member NASD/SIPC.
                     MSGE ANR 8/02                               6892H02-AP-8/02

                                         VAN KAMPEN
                                         GLOBAL FRANCHISE FUND

                                         ANNUAL REPORT







                                         JUNE 30, 2002


                     [PHOTO OF FATHER DAUGHTER SAILBOAT]




                                         Privacy Notice information on the back.



          [LOGO OF VAN KAMPEN INVESTMENTS GENERATIONS OF EXPERIENCE(SM)]

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
         PERFORMANCE OF A $10,000 INVESTMENT     4
                           RETURN HIGHLIGHTS     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     7
                          TOP FIVE COUNTRIES     7
            Q&A WITH YOUR PORTFOLIO MANAGERS     8
                           GLOSSARY OF TERMS    11

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    12
                        FINANCIAL STATEMENTS    14
               NOTES TO FINANCIAL STATEMENTS    20
                RESULTS OF SHAREHOLDER VOTES    28
              REPORT OF INDEPENDENT AUDITORS    29

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    30
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    31
            DIRECTOR AND OFFICER INFORMATION    32



 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE
                            FUND BEING OFFERED.

         NOT FDIC INSURED.  MAY LOSE VALUE.    NO BANK GUARANTEE.

[SIDENOTE]
YOU HAVE A TIME-TESTED PARTNER IN VAN KAMPEN.

LETTER TO SHAREHOLDERS
JULY 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

OVERVIEW

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 2000--MARCH 31, 2002)

[CHART]

Mar-00          4.8%
Jun-00          5.7%
Sep-00          1.3%
Dec-00          1.9%
Mar-01          1.3%
Jun-01          0.3%
Sep-01         (1.3%)
Dec-01          1.7%
Mar-02          6.1%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(JUNE 30, 2000--JUNE 30, 2002)

[CHART]

                                 INTEREST RATES            INFLATION
Jun-00                             6.500                        3.7
Jul-00                             6.500                        3.7
Aug-00                             6.500                        3.4
Sep-00                             6.500                        3.5
Oct-00                             6.500                        3.4
Nov-00                             6.500                        3.4
Dec-01                             6.500                        3.4
Jan-01                             5.500                        3.7
Feb-01                             5.500                        3.5
Mar-01                             5.000                        2.9
Apr-01                             4.500                        3.3
May-01                             4.000                        3.6
Jun-01                             3.750                        3.2
Jul-01                             3.750                        2.7
Aug-01                             3.500                        2.7
Sep-01                             3.000                        2.6
Oct-01                             2.500                        2.1
Nov-01                             2.000                        1.9
Dec-01                             1.750                        1.6
Jan-02                             1.750                        1.1
Feb-02                             1.750                        1.1
Mar-02                             1.750                        1.5
Apr-02                             1.750                        1.6
May-02                             1.750                        1.2
Jun-02                             1.750                        1.1

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                              PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT
(SEPTEMBER 25, 1998--JUNE 30, 2002)


                                         MSCI WORLD INDEX WITH NET DIVIDENDS
                                            MEASURES THE PERFORMANCE OF SECURITIES
                                        WITH REINVESTED DIVIDENDS ON THE EXCHANGES OF
           GLOBAL FRANCHISE FUND               NORTH AMERICA, EUROPE, AND ASIA+
9/98             $9,425                                            $10,000
9/98             $9,227                                             $9,791
12/98            $10,290                                           $11,822
3/99             $10,462                                           $12,208
6/99             $11,425                                           $12,755
9/99             $11,530                                           $12,531
12/99            $12,399                                           $14,607
3/00             $12,935                                           $14,721
6/00             $13,691                                           $14,163
9/00             $13,879                                           $13,418
12/00            $15,709                                           $12,555
3/01             $15,043                                           $10,910
6/01             $15,762                                           $11,170
9/01             $15,022                                            $9,520
12/01            $15,873                                           $10,316
3/02             $17,705                                           $10,317
6/02             $18,355                                            $9,333


THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE MSCI WORLD INDEX WITH NET DIVIDENDS OVER TIME.

THIS INDEX IS AN UNMANAGED, BROAD-BASED, STATISTICAL COMPOSITE AND ITS PERFORMANCE DOES NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS ASHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE PERFORMANCE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
+ BLOOMBERG

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2002)


                                                A SHARES     B SHARES    C SHARES
----------------------------------------------------------------------------------
TOTAL RETURNS BEFORE TAXES
----------------------------------------------------------------------------------
One-year total return based on NAV(1)              16.45%       15.53%      15.53%
----------------------------------------------------------------------------------
One-year total return(2)                            9.75%       10.53%      14.53%
----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        17.52%       18.03%      18.68%
----------------------------------------------------------------------------------

RETURNS AFTER TAXES ON DISTRIBUTIONS(3)
----------------------------------------------------------------------------------
One-year total return based on NAV(1)              16.16%       15.57%      15.57%
----------------------------------------------------------------------------------
One-year total return(2)                            9.47%       10.57%      14.57%
----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        16.35%       17.14%      17.80%
----------------------------------------------------------------------------------

RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(3)
-----------------------------------------------------------------------------------
One-year total return based on NAV(1)              10.11%        9.58%       9.58%
-----------------------------------------------------------------------------------
One-year total return(2)                            6.00%        6.51%       8.97%
----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        13.98%       14.60%      15.16%
----------------------------------------------------------------------------------
Commencement date                                 9/25/98      9/25/98     9/25/98
----------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES DURING THE PERIODS SHOWN AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AN AFTER-TAX RETURN MAY BE HIGHER THAN THE BEFORE TAX RETURN DUE TO AN ASSUMED BENEFIT FROM ANY CAPITAL LOSS THAT WOULD HAVE BEEN REALIZED HAD THE FUND SHARES BEEN SOLD AT THE END OF THE RELEVANT PERIOD.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO
    PASS.

    MANAGING FOR AFTER-TAX RETURNS MAY NEGATIVELY IMPACT THE FUND'S PERFORMANCE. SINCE THE FUND BALANCES INVESTMENT AND TAX CONSIDERATIONS WHEN DECIDING WHETHER TO BUY OR SELL SECURITIES, ITS PRE-TAX RETURN MAY BE LOWER THAN THAT OF A SIMILAR FUND THAT IS NOT TAX MANAGED.
                                       6

                           PORTFOLIO AT A GLANCE
TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2002)

1.   RECKITT BENCKISER                         7.9%
     Manufactures household,
     pharmaceutical, and food products.

2.   CADBURY SCHWEPPES                         6.7%
     Manufactures candy and soft drinks,
     including such brands as 7 UP,
     Canada Dry, Cadbury, and York.

3.   BRITISH AMERICAN TOBACCO                  5.7%
     Distributes cigarettes and other
     tobacco products worldwide.

4.   IMPERIAL TOBACCO GROUP                    5.4%
     Manufactures, markets, and distributes
     tobacco products.

5.   ALLIED DOMECQ                              5.1%
     Distills spirits and wines, including
     Kahlua liqueur, and operates retail
     food chains including Dunkin' Donuts.

6.   DAVIDE CAMPARI                              5.0%
     Manufactures and distributes beverages
     worldwide, including Glenfiddich and
     SKYY.

7.   NESTLE                                      4.9%
     Produces food and cosmetics, including
     name brands Nestea, Nestle, and L'Oreal.

8.   KIMBERLY-CLARK                              4.7%
     Manufactures paper products
     for personal and commercial use,
     including Kleenex, Scott, and Neenah
     Paper brands.

9.   NEW YORK TIMES                               4.6%
     Publishes newspapers and magazines
     and operates television and radio stations.

10.  SWEDISH MATCH                                4.5%
     Global manufacturer of environmentally
     friendly matches.

     +SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)


                                       JUNE 30, 2002                  JUNE 30, 2001
United Kingdom                                42.5%                     35.2%
United States                                 19.3%                     26.6%
Switzerland                                    6.8%                      9.1%
France                                         5.9%                      6.6%
Italy                                          5.0%                      0.0%

* SUBJECT TO CHANGE DAILY.

Q    WHAT WAS THE MARKET ENVIRONMENT OF THE PAST 12 MONTHS?

A The global equity markets of the past 12 months were difficult by any measure. The world's economies continued to be weak, which in turn led to declining (or, in some cases, vanishing) corporate profits. A string of corporate governance and accounting scandals in the United States served to undermine investor confidence in the capital markets there, and that sense of unease also spread to financial markets in other parts of the world. This weakness served to drag the global markets down during the period.

     Sector performance varied widely, even among those sectors that are traditionally thought of as safe havens in troubled markets. The best-performing sector was consumer staples, which lived up to its historical role as a safe haven with a gain of more than 10 percent for the 12 months. By contrast, the historically staid utility sector lost 16 percent with the much-publicized collapse of Enron as well as troubles in some other index constituents. The technology, media and telecommunications sectors continued to implode, with technology and telecom leading the way down with losses of 37 percent and 35 percent, respectively. Other losers included industrials, which were avoided by investors wary of the continued weakness in manufacturing.

Q    HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A The fund's performance compared favorably to its benchmark index, the Morgan Stanley Capital International (MSCI) World Index. The fund returned 16.45 percent for the 12 months ended June 30, 2002, while the index returned -15.22 percent.

     PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO
     0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/ REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND

[SIDENOTE]
Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN GLOBAL FRANCHISE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S GLOBAL FRANCHISE TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE HASSAN ELMASRY, EXECUTIVE DIRECTOR, AND NICHOLAS TINGLEY, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     THE MSCI WORLD INDEX (NET DIVIDENDS) IS AN UNMANAGED, BROAD-BASED INDEX THAT REFLECTS THE GENERAL PERFORMANCE OF DEVELOPED COUNTRIES' STOCK MARKETS. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. For additional performance results, please refer to the chart and footnotes on page 5.

Q    WHAT WERE THE KEY DRIVERS OF THE FUND'S RELATIVE PERFORMANCE?

A In keeping with our bottom-up strategy, the main reason for the fund's outperformance was stock selection. Of the 28 positions in the fund's portfolio, 23 had positive returns for the period. Our stringent stock selection process remained focused on profitable, high-quality companies in industries with significant barriers to entry. The bulk of those companies came from the consumer staples sector, which by the end of the period represented 68 percent of the portfolio. As a result, the fund benefited from both its overweighting of the sector and the outperformance of the stocks we selected relative to their peer groups. The fund also gained from strong stock selection in other sectors including industrials and media.

Q    WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A Our strategy remains unchanged. As bottom-up stock pickers, we adhere to a focused process that sets high demands for any stock to enter the portfolio. We search for companies that have produced strong returns on their investments and have consistent demand for their products. We also favor companies that are leaders in industries with high barriers to entry. This process has led us to focus on companies with sustainable and growing cash flow and to avoid those companies that require constant infusions of cash to invest in physical plants.

     As mentioned earlier, these criteria have generally led us to invest in companies in the consumer staples sector. This overweight was not a tactical decision; rather, it was the result of adhering to our investment process. It has also led us to invest in companies in such diverse sectors as broadcasting and elevator repair.

Q    WERE THERE ANY STANDOUT POSITIONS DURING THE PERIOD?

A Many of the fund's best performers were in the tobacco industry, one of the stalwarts of the consumer staples sector. Swedish Match was a case in point. The company is listed in Stockholm, and is a dominant player in such smokeless tobacco products as gum and chewing tobacco. The stock was one of the fund's best performers in the period.

     Reckitt Benckiser was another strong consumer stock in the portfolio. While the company is not a household name in the United States, many of its products are. The company's portfolio includes such standards as Lysol, Electrosol 2-in-1 and French's mustard. We believe

     Reckitt Benckiser has excelled at brand management and extension, and has outperformed its already-strong peer group by a comfortable margin.

     Not all of the fund's good performance came from the consumer sector. Using our fundamental criteria, we also found several attractive companies in other parts of the market. Zardoya Otis is a good example. This company has the dominant franchise for elevator and escalator repair in Portugal and Spain. It also has long-term contracts with its clients that result in ongoing revenue streams.

     KEEP IN MIND THAT NOT ALL STOCKS IN THE PORTFOLIO PERFORMED FAVORABLY, AND THERE IS NO GUARANTEE THAT ANY OF THESE STOCKS WILL CONTINUE TO PERFORM WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL HIGHLIGHTS, PLEASE REFER TO PAGE 7.

Q    WERE THERE ANY DISAPPOINTMENTS?

A While the issues in the portfolio generally performed well, there were some stocks that did not meet our expectations. The market for advertising in 2001 was the worst in decades, and as a result many media companies that rely on advertising revenues were hit hard. The fund had a position in WPP, a leading advertising conglomerate that suffered from the advertising slowdown. We also held a position in the Scottish Media Group. The company is a monopoly independent provider in Scotland of newspaper and television, and also owns the Virgin Radio franchise. The company was similarly hit by the downturn in European advertising.

     Richemont was another disappointment. The company owns a portfolio of luxury-goods brands including Cartier. With the world's economies in perilous condition, investors shied away from makers of products perceived to be expendable in difficult times.

Q    WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKETS IN THE COMING MONTHS?

A We anticipate that the world's stock markets are likely to remain challenging in the near term. Economic growth is going to have to turn the corner at some point, but that point appears to be farther out in the future than many investors thought coming into 2002. At the same time, we believe that the ongoing string of U.S. accounting scandals is only likely to strengthen investors' appetite for the kind of profitable, well-run companies that our process emphasizes. We intend to adhere to that process going forward.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share and quality of management.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

                                   BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.


                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
COMMON STOCKS 93.8%
CANADA  2.3%
Torstar Corp., Class B                                     380,848      $ 6,056,375
                                                                        -----------
FINLAND  4.4%
Kone Oyj, Class B                                          388,453       11,558,031
Rapala Normark Corp.                                        11,529           45,166
                                                                        -----------
                                                                         11,603,197
                                                                        -----------
FRANCE  5.9%
Groupe Danone                                               79,959       11,039,024
Pernod-Ricard                                               47,561        4,679,363
                                                                        -----------
                                                                         15,718,387
                                                                        -----------
ITALY  5.0%
Davide Campari-Milano S.p.A. (a)                           401,332       13,334,376
                                                                        -----------
SPAIN  3.1%
Zardoya-Otis S.A.                                          616,516        8,193,572
                                                                        -----------
SWEDEN  4.5%
Swedish Match AB                                         1,461,013       12,125,781
                                                                        -----------
SWITZERLAND  6.8%
Cie Financiere Richemont AG, Class A                       219,717        5,022,230
Nestle S.A. (Registered)                                    56,254       13,181,267
                                                                        -----------
                                                                         18,203,497
                                                                        -----------
UNITED KINGDOM  42.5%
Allied Domecq plc                                        2,086,027       13,744,067
British American Tobacco plc                             1,415,651       15,283,393
Cadbury Schweppes plc                                    2,393,623       18,015,808
Capital Radio plc                                          255,532        2,475,029
Diageo plc                                                 882,945       11,519,873
Imperial Tobacco Group plc                                 763,936       12,482,336
Imperial Tobacco Group plc (a)                             117,894        1,872,168
Reckitt Benckiser plc                                    1,169,457       21,078,281
Reed International plc                                     521,364        4,977,966
SMG plc                                                  3,525,063        6,747,632
Ulster Television plc                                      205,380        1,179,407
WPP Group plc                                              489,651        4,154,042
                                                                        -----------
                                                                        113,530,002
                                                                        -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
UNITED STATES 19.3%
Brown-Forman Corp., Class B                                168,694     $ 11,639,886
Fortune Brands, Inc.                                       124,306        6,961,136
Kimberly-Clark Corp.                                       202,672       12,565,664
New York Times Co., Class A                                236,163       12,162,394
Omnicon Group, Inc.                                          3,566          163,323
Philip Morris Cos., Inc.                                   186,768        8,158,026
                                                                        -----------
                                                                         51,650,429
                                                                        -----------
TOTAL LONG-TERM INVESTMENTS  93.8%
    (Cost $235,951,858)                                                 250,415,616
                                                                        -----------
REPURCHASE AGREEMENT  8.1%
J.P. Morgan Securities Inc. ($21,657,000 par collateralized
    by U.S. Government obligations in a pooled cash account,
    dated 06/28/02, to be sold on 07/01/02 at $21,660,158)
    (Cost $21,657,000)                                                   21,657,000
                                                                        -----------
TOTAL INVESTMENTS  101.9%
    (Cost $257,608,858)                                                 272,072,616

FOREIGN CURRENCY  0.0%
    (Cost $26,745)                                                           26,745

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.9)%                            (5,078,009)
                                                                        -----------

NET ASSETS  100%                                                       $267,021,352
                                                                       ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

                 SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         MARKET         PERCENT OF
INDUSTRY                                                  VALUE         NET ASSETS
Consumer Staples                                      $180,719,313          67.7%
Consumer Discretionary                                  49,944,701          18.7
Industrials                                             19,751,602           7.4
                                                      ------------          ----
                                                      $250,415,616          93.8%
                                                      ============          ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002


ASSETS:
Total Investments (Cost $257,608,858)                                  $272,072,616
Foreign Currency (Cost $26,745)                                              26,745
Cash                                                                            319
Receivables:
  Fund Shares Sold                                                        8,594,486
  Investments Sold                                                        2,340,195
  Dividends                                                                 442,087
  Foreign Withholding Tax Reclaim                                            55,959
  Interest                                                                    3,158
Other                                                                        24,916
                                                                       ------------
    Total Assets                                                        283,560,481
                                                                       ------------
LIABILITIES:
Payables:
  Investments Purchased                                                  13,527,658
  Fund Shares Repurchased                                                   692,606
  Investment Advisory Fee                                                   233,556
  Distributor and Affiliates                                                175,208
  Administrative Fee                                                         53,039
  Directors' Fee                                                              1,526
Net Unrealized Loss on Foreign Currency Exchange Contracts                1,768,721
Accrued Expenses                                                             58,672
Directors' Deferred Compensation and Retirement Plans                        28,143
                                                                       ------------
    Total Liabilities                                                    16,539,129
                                                                       ------------
NET ASSETS                                                             $267,021,352
                                                                       ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with
  2,625,000,000 shares authorized)                                     $254,758,059
Net Unrealized Appreciation on Investments
  and Foreign Currency Translations                                      12,698,225
Accumulated Net Realized Loss                                              (170,220)
Accumulated Undistributed Net Investment Income                            (264,712)
                                                                       ------------
NET ASSETS                                                             $267,021,352
                                                                       ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share
    (Based on net assets of $139,313,042 and 8,086,546
    shares of beneficial interest issued and outstanding)                 $   17.23
    Maximum sales charge (5.75%* of offering price)                            1.05
                                                                          ---------
    Maximum offering price to public                                      $   18.28
                                                                          =========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $80,468,059 and 4,694,969 shares of
    beneficial interest issued and outstanding)                           $   17.14
                                                                          =========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $47,240,251 and 2,734,161 shares of
    beneficial interest issued and outstanding)                           $   17.28
                                                                          =========

* ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

                                    SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002


INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $183,840)               $ 1,938,239
Interest                                                                   137,636
                                                                       -----------
    Total Income                                                         2,075,875
                                                                       -----------
EXPENSES:
Investment Advisory Fee                                                    811,526
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $107,764, $235,501 and $144,940, respectively)                        488,205
Administrative Fee                                                         203,567
Custody                                                                     53,898
Legal                                                                       34,976
Shareholder Services                                                        14,227
Directors' Fees and Related Expenses                                        13,700
Other                                                                      126,856
                                                                       -----------
    Total Expenses                                                       1,746,955
    Investment Advisory Fee Reduction                                       (1,719)
                                                                       -----------
    Net Expenses                                                         1,745,236
                                                                       -----------
NET INVESTMENT INCOME                                                  $   330,639
                                                                       ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments                                                        $  (567,931)
    Foreign Currency Transactions                                         (515,046)
                                                                       -----------
Net Realized Loss                                                       (1,082,977)
                                                                       -----------

Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                2,080,942
  End of the Period:
    Investments                                                         14,463,758
    Foreign Currency Translations                                       (1,765,533)
                                                                       -----------
                                                                        12,698,225
                                                                       -----------
Net Unrealized Appreciation During the Period                           10,617,283
                                                                       -----------
NET REALIZED AND UNREALIZED GAIN                                       $ 9,534,306
                                                                       ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS                             $ 9,864,945
                                                                       ===========


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS


                                                         YEAR ENDED      YEAR ENDED
                                                        JUNE 30, 2002  JUNE 30, 2001
                                                        -------------  -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                   $    330,639   $    87,102
Net Realized Gain/Loss                                    (1,082,977)       67,935
Net Unrealized Appreciation During the Period             10,617,283     1,649,602
                                                        ------------   -----------
Change in Net Assets from Operations                       9,864,945     1,804,639
                                                        ------------   -----------
Distributions from Net Investment Income:
Class A Shares                                              (188,482)      (63,311)
Class B Shares                                                (2,637)      (25,955)
Class C Shares                                                (1,473)      (17,308)
                                                        ------------   -----------
                                                            (192,592)     (106,574)
                                                        ------------   -----------

Distributions from Net Realized Gain:
Class A Shares                                                    -0-     (214,981)
Class B Shares                                                    -0-     (192,447)
Class C Shares                                                    -0-     (129,427)
                                                        ------------   -----------
                                                                  -0-     (536,855)
                                                        ------------   -----------
Total Distributions                                         (192,592)     (643,429)
                                                        ------------   -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES        9,672,353     1,161,210
                                                        ------------   -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                272,649,152    29,759,791
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                              170,624       417,045
Cost of Shares Repurchased                               (43,664,519)   (8,774,275)
                                                        ------------   -----------
NET CHANGE IN NET ASSETS RESULTING FROM CAPITAL
   TRANSACTIONS                                          229,155,257    21,402,561
                                                        ------------   -----------
TOTAL INCREASE IN NET ASSETS                             238,827,610    22,563,771
NET ASSETS:
Beginning of the Period                                   28,193,742     5,629,971
                                                        ------------   -----------
End of the Period (Including accumulated
undistributed net investment income of
$(264,712) and $116,478, respectively)                  $267,021,352   $28,193,742
                                                        ============   ===========


                                             SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.

                                                                          SEPTEMBER 25, 1998
                                                                           (COMMENCEMENT
                                                   YEAR ENDED JUNE 30,     OF INVESTMENT
                                               --------------------------  OPERATIONS) TO
CLASS A SHARES                                 2002(a)   2001(a)  2000(a)  JUNE 30, 1999(a)
                                               --------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                $14.91   $13.78   $11.98      $10.00
                                               ------   ------   ------      ------
  Net Investment Income                          0.12     0.15     0.08        0.14
  Net Realized and Unrealized Gain               2.31     1.89     2.22        1.97
                                               ------   ------   ------      ------
Total from Investment Operations                 2.43     2.04     2.30        2.11
                                               ------   ------   ------      ------
Less:
  Distributions from Net Investment Income      (0.11)   (0.21)   (0.32)    (0.13)
  Distributions from Net Realized Gain          -0-      (0.70)   (0.18)      -0-
                                               ------   ------   ------      ------
Total Distributions                            (0.11)   (0.91)   (0.50)      (0.13)
                                               ------   ------   ------      ------
NET ASSET VALUE, END OF THE PERIOD             $17.23   $14.91   $13.78      $11.98
                                               ======   ======   ======      ======
Total Return* (b)                               16.45%   15.13%   19.83%      21.22%**
Net Assets at End of the Period (In millions)  $139.3    $15.8     $1.9        $1.2
Ratio of Expenses to Average Net Assets*         1.80%    1.80%    1.80%       1.80%
Ratio of Net Investment Income to
  Average Net Assets*                            0.73%    1.04%    0.70%       1.57%
Portfolio Turnover                                 21%       8%      29%          9%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average Net Assets (c)       1.80%    2.76%    7.17%     13.55%
Ratio of Net Investment Income/Loss to
  Average Net Assets (c)                          0.73%    0.09%   (4.67)%   (10.17)%

** NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES
    NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c) FOR THE YEAR ENDED JUNE 30, 2002, THE IMPACT ON THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME/LOSS TO AVERAGE NET ASSETS DUE TO VAN KAMPEN'S REIMBURSEMENT OF CERTAIN EXPENSES WAS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.

                                                                           SEPTEMBER 25, 1998
                                                                            (COMMENCEMENT
                                                 YEAR ENDED JUNE 30,         OF INVESTMENT
CLASS B SHARES                                ------------------------        OPERATIONS) TO
                                              2002(a)  2001(a)  2000(a)      JUNE 30, 1999(a)
                                              -----------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                $14.84   $13.73   $11.92      $10.00
                                               ------   ------   ------      ------
  Net Investment Income/Loss                     0.01     0.05    (0.01)       0.07
  Net Realized and Unrealized Gain               2.29     1.85     2.22        1.96
                                               ------   ------   ------      ------
Total from Investment Operations                 2.30     1.90     2.21        2.03
                                               ------   ------   ------      ------
Less:
  Distributions from Net Investment Income      -0-(c)   (0.09)   (0.22)      (0.11)
  Distributions from Net Realized Gain          -0-      (0.70)   (0.18)      -0-
                                               ------   ------   ------      ------
Total Distributions                             -0-(c)   (0.79)   (0.40)      (0.11)
                                               ------   ------   ------      ------
NET ASSET VALUE, END OF THE PERIOD             $17.14   $14.84   $13.73      $11.92
                                               ======   ======   ======      ======
Total Return* (b)                               15.53%   14.16%   19.09%      20.40%**
Net Assets at End of the Period (In millions)   $80.5     $7.1     $2.0        $0.6
Ratio of Expenses to Average Net Assets*         2.55%    2.55%    2.55%       2.55%
Ratio of Net Investment Income/Loss to
  Average Net Assets*                            0.05%    0.34%   (0.04)%      0.77%
Portfolio Turnover                                 21%       8%      29%          9%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average Net Assets (d)      2.55%    3.82%    8.17%      14.45%
Ratio of Net Investment Income/Loss to
  Average Net Assets (d)                         0.05%   (0.93)%  (5.93)%    (11.12)%


** NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO
    NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

(d) FOR THE YEAR ENDED JUNE 30, 2002, THE IMPACT ON THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME/LOSS TO AVERAGE NET ASSETS DUE TO VAN KAMPEN'S REIMBURSEMENT OF CERTAIN EXPENSES WAS LESS THAN .01%.

                                        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.

                                                                           SEPTEMBER 25, 1998
                                                                            (COMMENCEMENT
                                                YEAR ENDED JUNE 30,         OF INVESTMENT
                                            ------------------------         OPERATIONS) TO
CLASS C SHARES                              2002(a)  2001(a)  2000(a)       JUNE 30, 1999(a)
                                            ------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                $14.96   $13.83   $12.02      $10.00
                                               ------   ------   ------      ------
  Net Investment Income                          0.01     0.05    -0-(c)       0.06
  Net Realized and Unrealized Gain               2.31     1.87     2.21        2.07
                                               ------   ------   ------      ------
Total From Investment Operations                 2.32     1.92     2.21        2.13
                                               ------   ------   ------      ------
Less:
  Distributions from Net Investment Income      -0-(c)   (0.09)   (0.22)    (0.11)
  Distributions from Net Realized Gain          -0-      (0.70)   (0.18)      -0-
                                               ------   ------   ------      ------
Total Distributions                             -0-(c)   (0.79)   (0.40)      (0.11)
                                               ------   ------   ------      ------
NET ASSET VALUE, END OF THE PERIOD             $17.28   $14.96   $13.83      $12.02
                                               ======   ======   ======      ======
Total Return* (b)                               15.53%   14.19%   18.92%      21.40%**
Net Assets at End of the Period (In millions)   $47.2     $5.3     $1.8        $0.5
Ratio of Expenses to Average Net Assets*         2.55%    2.55%    2.55%       2.55%
Ratio of Net Investment Income to
    Average Net Assets*                          0.04%    0.34%   (0.02)%      0.69%
Portfolio Turnover                                 21%       8%      29%          9%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average Net Assets (d)      2.55%    3.84%    7.15%     16.07%
Ratio of Net Investment Income/Loss to
    Average Net Assets (d)                       0.04%   (0.95)%  (4.59)%    (12.83)%


** NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

(d) FOR THE YEAR ENDED JUNE 30, 2002, THE IMPACT ON THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME/LOSS TO AVERAGE NET ASSETS DUE TO VAN KAMPEN'S REIMBURSEMENT OF CERTAIN EXPENSES WAS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES
The Van Kampen Global Franchise Fund (formerly Van Kampen Tax Managed Global Franchise Fund) (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgement of the Fund's investment adviser, have resilient business franchises and growth potential, while attempting to minimize the impact of federal income taxes on shareholder returns. The Fund commenced operations on September 25, 1998. The Fund's name was modified effective August 28, 2001.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:


Cost of investments for tax purposes                                $ 257,829,140
                                                                    =============
Gross tax unrealized appreciation                                   $  18,968,567
Gross tax unrealized depreciation                                      (4,725,091)
                                                                    -------------
Net tax unrealized appreciation on investments                      $  14,243,476
                                                                    =============

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during 2002 and 2001 was as follows:


                                                        2002            2001
Distributions paid from:
  Ordinary income                                     $192,592        $157,205
  Long-term capital gain                                   -0-         486,224
                                                      --------        --------
                                                      $192,592        $643,429
                                                      ========        ========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to expenses which are deductible for tax purposes and not for book purposes totaling $4,191 has been reclassified from accumulated undistributed net investment income to capital. A permanent book and tax difference related to net realized losses on foreign currency transactions totaling $515,046 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference related to losses recognized for book purposes but not for tax purposes totaling $495,100 was reclassified from accumulated net realized loss to capital.

    As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

   Undistributed ordinary income                                      $145,571
   Undistributed long-term capital gain                                 50,062
                                                                      --------
                                                                      $195,633
                                                                      ========

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

    Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


AVERAGE DAILY NET ASSETS                                     % PER ANNUM
First $500 million                                              1.00%
Next $500 million                                               0.95%
Over $1 billion                                                 0.90%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

    For the year ended June 30, 2002, the Adviser voluntarily waived $1,719 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended June 30, 2002, the Fund recognized expenses of approximately $9,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

    Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $25,500, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen")

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

    The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $14,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

    Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $20,708 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

    For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $163.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

3. CAPITAL TRANSACTIONS
At June 30, 2002, capital aggregated $133,634,188, $76,446,158 and $44,677,713 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:


                                                      SHARES            VALUE
   Sales:
     Class A                                          9,344,819     $156,534,352
     Class B                                          4,436,098       73,657,775
     Class C                                          2,531,817       42,457,025
                                                     ----------     ------------
   Total Sales                                       16,312,734     $272,649,152
                                                     ==========     ============
   Dividend Reinvestment:
     Class A                                             11,664     $    167,381
     Class B                                                147            2,106
     Class C                                                 79            1,137
                                                     ----------     ------------
   Total Dividend Reinvestment                           11,890     $    170,624
                                                     ==========     ============
   Repurchases:
     Class A                                         (2,331,855)    $(37,701,940)
     Class B                                           (219,908)      (3,564,099)
     Class C                                           (148,835)      (2,398,480)
                                                     ----------     ------------
   Total Repurchases                                 (2,700,598)    $(43,664,519)
                                                     ==========     ============

    At June 30, 2001, capital aggregated $14,895,136, $6,492,858 and $4,705,717 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:


                                                      SHARES            VALUE
   Sales:
     Class A                                          1,419,501     $ 20,578,535
     Class B                                            395,988        5,665,881
     Class C                                            242,147        3,515,375
                                                     ----------     ------------
   Total Sales                                        2,057,636     $ 29,759,791
                                                     ==========     ============
   Dividend Reinvestment:
     Class A                                             14,567     $    207,001
     Class B                                              7,826          111,138
     Class C                                              6,912           98,906
                                                     ----------     ------------
   Total Dividend Reinvestment                           29,305     $    417,045
                                                     ==========     ============
   Repurchases:
     Class A                                           (510,162)    $ (7,421,543)
     Class B                                            (67,209)        (964,915)
     Class C                                            (26,575)        (387,817)
                                                     ----------     ------------
   Total Repurchases                                   (603,946)    $ (8,774,275)
                                                     ==========     ============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:


                                                      CONTINGENT DEFERRED SALES
                                                      CHARGE AS A PERCENTAGE OF
                                                   DOLLAR AMOUNT SUBJECT TO CHARGE
                                                   -------------------------------
YEAR OF REDEMPTION                                     CLASS B         CLASS C
First                                                       5.00%        1.00%
Second                                                      4.00%        None
Third                                                       3.00%        None
Fourth                                                      2.50%        None
Fifth                                                       1.50%        None
Thereafter                                               None            None


    For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $316,300 and CDSC on redeemed shares of Classes B and C of approximately $46,200. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS
For the year ended June 30, 2002, the Fund made purchases of $229,541,477 and sales of $16,354,945 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $311,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $20,400.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

6. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

    At June 30, 2002, the Fund had outstanding forward foreign currency contracts as follows:


                                                           CURRENT     UNREALIZED
FORWARD FOREIGN CURRENCY CONTRACTS                          VALUE     DEPRECIATION
SHORT CONTRACTS:
British Pounds, 26,600,000
  expiring 8/12/02                                      $40,632,225   $(1,768,721)
                                                        ===========   ===========

RESULTS OF
SHAREHOLDER VOTES
JUNE 30, 2002

A Special Meeting of the Shareholders of the Fund was held on March
20, 2002.

1) With regard to the elimination of the Fund's fundamental investment policy regarding diversification and to reclassify the Fund as "non-diversified".


                                                        # OF SHARES
                                          --------------------------------------
                                           IN FAVOR       WITHHELD       ABSTAIN
                                          --------------------------------------
                                           1,162,317      154,389        68,256

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Global Franchise Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Global Franchise Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the period ended June 30, 1999 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Franchise Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS
GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information,
including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus.
Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
vankampen.com --
to view a prospectus, select  [ILLUSTRATION OF COMPUTER]
DOWNLOAD PROSPECTUS

- call us at (800) 847-2424 Telecommunications
Device for the Deaf (TDD) users,
call (800) 421-2833.         [ILLUSTRATION OF TELEPHONE]

-  e-mail us by visiting
vankampen.com and
selecting CONTACT US       [ILLUSTRATION OF ENVELOPES]

*  Closed to new investors
** Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL FRANCHISE FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2002. In January, the Fund provides tax information to shareholders for the preceding calendar year. The Fund intends to pass through foreign tax credits of $183,840 and has derived gross income from sources within foreign countries amounting to $1,660,020. For corporate shareholders 69% of the ordinary dividends qualify for the dividends received deduction.**

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

** THIS INFORMATION IS UNAUDITED.

DIRECTOR AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:


                                                                                                  NUMBER OF
                                            TERM OF                                               FUNDS IN
                                          OFFICE AND                                                FUND
                             POSITION(S)   LENGTH OF                                               COMPLEX       OTHER
NAME, AGE AND ADDRESS         HELD WITH     TIME       PRINCIPAL OCCUPATION(S)                     OVERSEEN      DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND        SERVED      DURING PAST 5 YEARS                        BY DIRECTOR    HELD BY DIRECTOR
J. Miles Branagan (70)       Director     Director     Private investor. Trustee/Director of         57
1632 Morning Mountain Road                since 1997   funds in the Fund Complex. Co-founder,
Raleigh, NC 27614                                      and prior to August 1996, Chairman,
                                                       Chief Executive Officer and President,
                                                       MDT Corporation (now known as
                                                       Getinge/Castle, Inc., a subsidiary
                                                       of Getinge Industrier AB), a company
                                                       which develops, manufactures, markets
                                                       and services medical and scientific
                                                       equipment.



                                                                                              NUMBER OF
                                         TERM OF                                              FUNDS IN
                                        OFFICE AND                                              FUND
                           POSITION(S)  LENGTH OF                                              COMPLEX
NAME, AGE AND ADDRESS      HELD WITH     TIME        PRINCIPAL OCCUPATION(S)                   OVERSEEN      OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR    FUND         SERVED       DURING PAST 5 YEARS                      BY DIRECTOR    HELD BY DIRECTOR
Jerry D. Choate (63)       Director     Director     Trustee/Director of funds                       57      Director of Amgen
53 Monarch Bay Drive                    since 1999   in the Fund Complex. Prior to                           Inc., a
Dana Point, CA 92629                                 January 1999, Chairman and Chief                        biotechnological
                                                     Executive Officer of the Allstate                       company, and Director
                                                     Corporation ("Allstate") and                            of Valero Energy
                                                     Allstate Insurance Company. Prior                       Corporation, an
                                                     to January 1995, President and                          independent refining
                                                     Chief Executive Officer of Allstate.                    company.
                                                     Prior to August 1994, various
                                                     management positions at Allstate.

Linda Hutton Heagy (54)    Director     Director     Regional Managing Partner of Heidrick           57
Sears Tower                             since 1997   & Struggles, an executive search firm.
233 South Wacker Drive                               Trustee/Director of funds in the
Suite 7000                                           Fund Complex. Trustee on the
Chicago, IL 60606                                    University of Chicago Hospitals
                                                     Board, Vice Chair of the Board of
                                                     the YMCA of Metropolitan Chicago
                                                     and a member of the Women's Board of
                                                     the University of Chicago.
                                                     Prior to 1997, Partner, Ray
                                                     & Berndtson, Inc., an executive
                                                     recruiting firm. Prior to 1996,
                                                     Trustee of The International House
                                                     Board, a fellowship and housing
                                                     organization for international graduate
                                                     students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A.,
                                                     a Dutch bank holding company.
                                                     Prior to 1992, Executive Vice
                                                     President of La Salle National Bank.



                                                                                                   NUMBER OF
                                           TERM OF                                                 FUNDS IN
                                          OFFICE AND                                                 FUND
                             POSITION(S)   LENGTH OF                                                COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME       PRINCIPAL OCCUPATION(S)                      OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND       SERVED      DURING PAST 5 YEARS                        BY DIRECTOR  HELD BY DIRECTOR
R. Craig Kennedy (50)        Director     Director     Director and President, German Marshall          57
1744 R Street, N.W.                       since 1997   Fund of the United States, an
Washington, D.C. 20009                                 independent U.S. foundation created
                                                       to deepen understanding, promote
                                                       collaboration and stimulate exchanges
                                                       of practical experience between Americans
                                                       and Europeans. Trustee/Director of funds
                                                       in the Fund Complex. Formerly, advisor
                                                       to the Dennis Trading Group Inc., a
                                                       managed futures and option company that
                                                       invests money for individuals and
                                                       institutions. Prior to 1992,
                                                       President and Chief Executive
                                                       Officer, Director and member of the
                                                       Investment Committee of the Joyce
                                                       Foundation, a private foundation.

Jack E. Nelson (66)          Director     Director     President, Nelson Investment                     57
423 Country Club Drive                    since 1997   Planning Services, Inc., a
Winter Park, FL 32789                                  financial planning company and
                                                       registered investment adviser
                                                       in the State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the National
                                                       Association of Securities
                                                       Dealers, Inc. and Securitie
                                                       Investors Protection Corp.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.


                                                                                          NUMBER OF
                                           TERM OF                                         FUNDS IN
                                          OFFICE AND                                        FUND
                             POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS         HELD WITH    TIME         PRINCIPAL OCCUPATION(S)           OVERSEEN      OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND       SERVED       DURING PAST 5 YEARS              BY DIRECTOR    HELD BY DIRECTOR
Suzanne H. Woolsey (60)      Director     Director     Chief Communications Officer            57       Director of Neurogen
2101 Constitution Ave., N.W.              since 1999   of the National Academy of                       Corporation, a
Room 285                                               Sciences/National Research                       pharmaceutical company,
Washington, D.C. 20418                                 Council, an independent, federally chartered     since January 1998.
                                                       policy institution, since 2001 and previously
                                                       Chief Operating Officer from 1993-2001.
                                                       Trustee/Director of funds in the Fund Complex.
                                                       Director of the Institute for Defense Analyses, a
                                                       federally funded research and development
                                                       center, Director of the German Marshall Fund
                                                       of the United States, Trustee of Colorado College
                                                       and Vice Chair of the Board of the Council for
                                                       Excellence in Government. Prior to 1993,
                                                       Executive Director of the Commission on
                                                       Behavioral and Social Sciences and Education
                                                       at the National Academy of Sciences/National
                                                       Research Council. From 1980 through 1989,
                                                       Partner of Coopers & Lybrand.


INTERESTED DIRECTORS:*

                                                                                               NUMBER OF
                                           TERM OF                                              FUNDS IN
                                          OFFICE AND                                              FUND
                           POSITION(S)     LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS      HELD WITH        TIME       PRINCIPAL OCCUPATION(S)                  OVERSEEN      OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR       FUND          SERVED      DURING PAST 5 YEARS                     BY DIRECTOR    HELD BY DIRECTOR
Mitchell M. Merin* (49)      Director     Director     President and Chief Operating                57
1221 Avenue of the Americas               since 1999   Officer of Morgan Stanley Investment
New York, NY 10020                                     Management since December 1998.
                                                       President and Director since April
                                                       1997 and Chief Executive Officer since
                                                       June 1998 of Morgan Stanley Investment
                                                       Advisors Inc. and Morgan Stanley Services
                                                       Company Inc. Chairman, Chief Executive
                                                       Officer and Director of Morgan Stanley
                                                       Distributors Inc. since June 1998.
                                                       Chairman and Chief Executive Officer
                                                       since June 1998, and Director since
                                                       January 1998 of Morgan Stanley
                                                       Trust. Director of various Morgan Stanley
                                                       subsidiaries. President of the Morgan Stanley
                                                       Funds since May 1999. Trustee/Director of
                                                       funds in the Fund Complex. Previously Chief
                                                       Strategic Officer of Morgan Stanley Investment
                                                       Advisors Inc. and Morgan Stanley Services
                                                       Company Inc. and Executive Vice President
                                                       of Morgan Stanley Distributors Inc. April 1997-
                                                       June 1998, Vice President of the Morgan Stanley
                                                       Funds May 1997-April 1999, and Executive Vice
                                                       President of Dean Witter, Discover & Co. prior
                                                       to May 1997.


                                                                                                 NUMBER OF
                                          TERM OF                                                FUNDS IN
                                          OFFICE AND                                              FUND
                             POSITION(S)  LENGTH OF                                              COMPLEX
NAME, AGE AND ADDRESS         HELD WITH    TIME        PRINCIPAL OCCUPATION(S)                   OVERSEEN      OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR          FUND       SERVED      DURING PAST 5 YEARS                      BY DIRECTOR    HELD BY DIRECTOR
Richard F. Powers, III* (56) Director     Director     Chairman, President, Chief Executive          94
1 Parkview Plaza             and          since 1999   Officer, Director and Managing Director
P.O. Box 5555                President                 of Van Kampen Investments. Chairman,
Oakbrook Terrace, IL 60181                             Director and Chief Executive Officer
                                                       of the Advisers, the Distributor and
                                                       Van Kampen Advisors Inc. since 1998.
                                                       Managing Director of the Advisers,
                                                       the Distributor and Van Kampen Advisors
                                                       Inc. since July 2001. Director and Officer of
                                                       certain other subsidiaries of Van Kampen
                                                       Investments. Chief Sales and Marketing
                                                       Officer of Morgan Stanley Asset Management
                                                       Inc. Trustee/Director and President or
                                                       Trustee, President and Chairman of the
                                                       Board of funds in the Fund Complex.
                                                       Prior to May 1998, Executive Vice President
                                                       and Director of Marketing at Morgan Stanley
                                                       and Director of Dean Witter, Discover & Co.
                                                       and Dean Witter Realty. Prior to 1996,
                                                       Director of Dean Witter Reynolds Inc.

Wayne W. Whalen* (62)        Director     Director     Partner in the law firm of Skadden, Arps,       94
333 West Wacker Drive                     since 1997   Slate, Meagher & Flom (Illinois),
Chicago, IL 60606                                      legal counsel to funds in the Fund
                                                       Complex. Trustee/Director/Managing General
                                                       Partner of funds in the Fund Complex.


* SUCH DIRECTOR IS AN "INTERESTED PERSON" (WITHIN THE MEANING OF S OF THE 1940 ACT). MR. WHALEN IS AN INTERESTED PERSON OF CERTAIN FUNDS IN THE FUND COMPLEX BY REASON OF HIS FIRM CURRENTLY ACTING AS LEGAL COUNSEL TO SUCH FUNDS IN THE FUND COMPLEX. MESSRS. MERIN AND POWERS ARE INTERESTED PERSONS OF FUNDS IN THE FUND COMPLEX AND THE ADVISERS BY REASON OF THEIR POSITIONS WITH MORGAN STANLEY OR ITS AFFILIATES.

OFFICERS:


                                                    TERM OF
                                                   OFFICE AND
                              POSITION(S)           LENGTH OF
NAME, AGE AND                  HELD WITH             TIME           PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER               FUND               SERVED          DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President        Officer          Managing Director and Chief Investment Officer of Van
2800 Post Oak Blvd.                                 since 1998       Kampen Investments, and Managing Director and President of
45th Floor                                                           the Advisers and Van Kampen Advisors Inc. Executive
Houston, TX 77056                                                    Vice President and Chief Investment Officer of funds in the
                                                                     Fund Complex. Prior to December 2000, Executive Vice President
                                                                     and Chief Investment Officer of Van Kampen Investments, and
                                                                     President and Chief Operating Officer of the Advisers.
                                                                     Prior to April 2000, Executive Vice President and Chief
                                                                     Investment Officer for Equity Investments of the Advisers.
                                                                     Prior to October 1998, Vice President and Senior Portfolio
                                                                     Manager with AIM Capital Management, Inc. Prior to February
                                                                     1998, Senior Vice President and Portfolio Manager of Van
                                                                     Kampen American Capital Asset Management, Inc., Van
                                                                     Kampen American Capital Investment Advisory Corp.
                                                                     and Van Kampen American Capital Management, Inc.

Joseph J. McAlinden (59)      Chief Investment      Officer          Managing Director and Chief Investment Officer
1221 Avenue of the Americas   Officer               since 2002       of Morgan Stanley Investment Advisors Inc. and Director
New York, NY 10020                                                   of Morgan Stanley Trust for over 5 years.


                                                TERM OF
                                               OFFICE AND
                               POSITION(S)      LENGTH OF
NAME, AGE AND                  HELD WITH         TIME        PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                FUND          SERVED       DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President   Officer       Managing Director and Director of Van Kampen Investments,
1221 Avenue of the Americas   and Secretary    since 1999    Director of the Advisers, Van Kampen Advisors Inc., the
New York, NY 10020                                           Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Managing Director and
                                                             General Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                             Inc. Vice President or Principal Legal Officer and Secretary of
                                                             funds in the Fund Complex. Prior to July 2001, Managing Director,
                                                             General Counsel, Secretary and Director of Van Kampen Investments,
                                                             the Advisers, the Distributor, Investor Services, and certain other subsidiaries of Van Kampen Investments. Prior to December
                                                             2000, Executive Vice President, General Counsel, Secretary and
                                                             Director of Van Kampen Investments, the Advisers, Van Kampen
                                                             Advisors Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice
                                                             President and Associate General Counsel to New York Life Insurance
                                                             Company ("New York Life"), and prior to March 1997, Associate
                                                             General Counsel of New York Life. Prior to December 1993,
                                                             Assistant General Counsel of The Dreyfus Corporation. Prior to
                                                             August 1991, Senior Associate, Willkie Farr & Gallagher. Prior to
                                                             January 1989, Staff Attorney at the Securities and Exchange
                                                             Commission, Division of Investment Management, Office of Chief
                                                             Counsel.

John R. Reynoldson (49)       Vice President   Officer       Executive Director of the Advisers and Van Kampen Advisors Inc.
1 Parkview Plaza                               since 2000    Vice President of funds in the Fund Complex. Prior to July 2001,
Oakbrook Terrace, IL 60181                                   Principal and Co-head of the Fixed Income Department of the
                                                             Advisers and Van Kampen Advisors Inc. Prior to December 2000,
                                                             Senior Vice President of the Advisers and Van Kampen Advisors Inc.
                                                             Prior to May 2000, he managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to
                                                             June 1999, he managed the government securities bond group for Asset
                                                             Management. Mr. Reynoldson has been with Asset Management since
                                                             April 1987.



                                                TERM OF
                                               OFFICE AND
                              POSITION(S)      LENGTH OF
NAME, AGE AND                  HELD WITH         TIME        PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER               FUND           SERVED       DURING PAST 5 YEARS
John L. Sullivan (47)         Vice President,  Officer       Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial  since 1997    and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer                        Officer and Treasurer of funds in the Fund Complex. Head of
                              and Treasurer                  Fund Accounting for Morgan Stanley Investment Management.


John H. Zimmermann, III (44)  Vice President   Officer       Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                    since 2000    and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                          Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                        Prior to December 2000, President of Van Kampen
                                                             Insurance Agency of Illinois Inc., and Senior Vice President
                                                             and Director of Van Kampen Investments. From November 1992 to
                                                             December 1997, Mr. Zimmermann was Senior Vice President of the
                                                             Distributor.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

  THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING (800) 847-2424.

                                  Van Kampen Funds Inc.
                                  1 Parkview Plaza, P.O. Box 5555
                                  Oakbrook Terrace, IL 60181-5555
                                  www.vankampen.com


[VAN KAMPEN INVESTMENTS GENERATIONS OF EXPERIENCE(SM) LOGO]

                    Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
                    475, 575, 675                             Member NASD/SIPC.
                    GLF ANR 8/02                              6904H02-AP-8/02

VAN KAMPEN
GLOBAL VALUE
EQUITY FUND
ANNUAL REPORT

JUNE 30, 2002

[PHOTO OF FATHER DAUGHTER SAILBOAT]

PRIVACY NOTICE INFORMATION ON THE BACK.

[VAN KAMPEN INVESTMENTS GENERATIONS OF EXPERIENCE-SM- LOGO]

                                TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
         PERFORMANCE OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                          TOP FIVE COUNTRIES     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    16
               NOTES TO FINANCIAL STATEMENTS    22
              REPORT OF INDEPENDENT AUDITORS    31

  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    32
            DIRECTOR AND OFFICER INFORMATION    33



THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

        NOT FDIC INSURED.      MAY LOSE VALUE.     NO BANK GUARANTEE.

[SIDENOTE]
YOU HAVE A TIME-TESTED PARTNER IN VAN KAMPEN.

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.




Sincerely,


/s/ Richard F. Powers, III
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 2000--MARCH 31, 2002)
[CHART]

Mar-00               4.8%
Jun-00               5.7%
Sep-00               1.3%
Dec-00               1.9%
Mar-01               1.3%
Jun-01               0.3%
Sep-01              -1.3%
Dec-01               1.7%
Mar-02               6.1%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(JUNE 30, 2000--JUNE 30, 2002)

[CHART]


           INTEREST RATES             INFLATION
Jun-00              6.500                   3.7
Jul-00              6.500                   3.7
Aug-00              6.500                   3.4
Sep-00              6.500                   3.5
Oct-00              6.500                   3.4
Nov-00              6.500                   3.4
Dec-01              6.500                   3.4
Jan-01              5.500                   3.7
Feb-01              5.500                   3.5
Mar-01              5.000                   2.9
Apr-01              4.500                   3.3
May-01              4.000                   3.6
Jun-01              3.750                   3.2
Jul-01              3.750                   2.7
Aug-01              3.500                   2.7
Sep-01              3.000                   2.6
Oct-01              2.500                   2.1
Nov-01              2.000                   1.9
Dec-01              1.750                   1.6
Jan-02              1.750                   1.1
Feb-02              1.750                   1.1
Mar-02              1.750                   1.5
Apr-02              1.750                   1.6
May-02              1.750                   1.2
Jun-02              1.750                   1.1

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2002)

                                            A SHARES     B SHARES    C SHARES
-------------------------------------------------------------------------------
One-year total return based on NAV(1)          -5.28%       -5.81%      -5.81%
-------------------------------------------------------------------------------
One-year total return(2)                      -10.69%      -10.51%      -6.75%
-------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)     2.27%        2.55%       2.84%
-------------------------------------------------------------------------------
Commencement date                            10/29/97     10/29/97    10/29/97
-------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PERFORMANCE OF A $10,000 INVESTMENT
(OCTOBER 29, 1997--JUNE 30, 2002)

[CHART]

                                                    MSCI WORLD INDEX WITH NET DIVIDENDS
                                                         MEASURES THE PERFORMANCE
                                                            OF SECURITIES WITH
                                                REINVESTED DIVIDENDS ON THE EXCHANGES OF
            GLOBAL VALUE EQUITY FUND              NORTH AMERICA, EUROPE, AND ASIA.+
10/97                         $9,425                                $10,000
10/97                                                                $9,936
12/97                         $9,356                                $10,209
03/98                        $10,781                                $11,634
06/98                        $10,498                                $11,834
09/98                         $9,195                                $10,381
12/98                        $10,618                                $12,534
03/99                        $10,189                                $12,944
06/99                        $10,923                                $13,524
09/99                        $10,618                                $13,286
12/99                        $10,970                                $15,487
03/00                        $10,879                                $15,608
06/00                        $11,275                                $15,017
09/00                        $11,031                                $14,227
12/00                        $12,133                                $13,311
03/01                        $11,244                                $11,567
06/01                        $11,722                                $11,843
09/01                        $10,412                                $10,093
12/01                        $11,035                                $10,938
03/02                        $11,529                                $10,939
06/02                        $11,103                                 $9,895

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE MSCI WORLD INDEX WITH NET DIVIDENDS OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS PERFORMANCE DOES NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE PERFORMANCE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.


SOURCE:

+ BLOOMBERG

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2002)

1.   AVENTIS                     2.4%
     Develops chemicals, pharmaceuticals, and other products.


2.   NESTLE                      2.3%
     Produces food and cosmetics, including name brands Nestea, Nestle, and L'Oreal.


3.   BAE SYSTEMS                 2.2%
     Manufactures aerospace and defense equipment and systems.


4.   CADBURY SCHWEPPES           2.0%
     Manufactures candy and soft drinks, including such brands as 7 UP, Canada Dry, Cadbury, and York.


5.   PHILIP MORRIS               1.9%
     Manufactures and sells various consumer products.


6.   ALLIED DOMECQ               1.8%
     Distills spirits and wines, including Kahlua liqueur, and operates retail food chains including Dunkin' Donuts.


7.   TOTALFINAELF                1.7%
     Explores for and produces oil and natural gas worldwide.


8.   ROYAL DUTCH PETROLEUM       1.6%
     Explores for and produces oil and natural gas, and manufactures chemicals.


9.   J.P. MORGAN CHASE           1.5%
     Offers commercial and consumer financial services worldwide.


10.  MOTOROLA                    1.5%
     Manufactures various communications devices and semiconductor components.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.




TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                    JUNE 30, 2002      JUNE 30, 2001
United States                  42.5%              43.8%
United Kingdom                 14.9%              14.1%
Japan                           8.9%              11.1%
France                          8.9%               7.0%
Switzerland                     7.1%               4.2%


* SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GLOBAL VALUE EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S GLOBAL VALUE TEAM. CURRENT MEMBERS(1) INCLUDE FRANCES CAMPION, MANAGING DIRECTOR; PAUL BOYNE, EXECUTIVE DIRECTOR; AND EMILIO ALVAREZ, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q    HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A    The fund returned -5.28 percent during the 12 months ended June 30, 2002, compared with -15.22 percent for the MSCI World Index (net dividends).

PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     THE MSCI WORLD INDEX (NET DIVIDENDS) IS A BROAD-BASED, UNMANAGED INDEX COMPOSED OF SECURITIES ON STOCK EXCHANGES OF THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST, AND ASSUMES DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q    WHAT WERE THE MOST SIGNIFICANT FACTORS DRIVING GLOBAL STOCK MARKETS DURING
THE 12-MONTH PERIOD?

A    We believe three conditions contributed to the volatility and generally declining markets. First, in our opinion, global markets have fallen into a state of "over-pessimism," which we believe is the reverse of 1999's "over-optimism." The events of September 11 accelerated trends that were already in place: decel erating economic growth and weak corporate spending, while consumer spending remained strong. Although the U.S. Federal Reserve Board acted aggressively to cut interest rates throughout 2000 and 2001, recovery in the first quarter of 2002 dissipated quickly. By the second quarter, the economy appeared to slow again.

     Second, stock markets seemed disconnected from the macro environment. Positive U.S. economic data began to flow in early 2002, but stock markets worldwide showed little response. The markets did not appear to be anticipating any acceleration in economic growth either in the second half of 2002 or in 2003. Furthermore, accounting scandals and bankruptcies eroded investor confidence in corporate America and the United States in general.
     Third, we saw a lack of clear-cut sector trends. Also, some growth sectors began to exhibit value characteristics, and value sectors had growth characteristics. This lack of trends and movement between growth and value styles created confusion in the markets. Without these broad cues, investors had to rely on individual stock picks to seek investment success.

Q    IN SUCH A DIFFICULT ENVIRONMENT, HOW DID YOU MANAGE THE FUND?

A    We were less  concerned  with the broad  markets  and more  concerned with selectively buying stocks that met our investment criteria. We believe our time is better spent actively researching potential opportunities than trying to guess which sector or country might outperform next.
     Given the turbulent climate, we maintained the portfolio's defensive stance. Relative to the fund's benchmark, the MSCI World Index, the fund had a significant overweight in consumer staples stocks (food, beverages, and tobacco). During the technology bubble in 1999, consumer staples were the few stocks that met our investment criteria. Since then, we have trimmed the weight somewhat, but these stocks were a key contributor to performance over the past year.
     The fund's most significant underweight was in technology stocks. The fund held some selected technology stocks, including Motorola and Hewlett-Packard in the United States, and Samsung Electronics (South Korea), Canon (Japan), and Fujitsu (Japan). Technology as a group generally declined throughout the period, but the fund's short roster of technology holdings performed relatively well.
     We increased the fund's weighting in materials stocks, which include construction materials, steel, chemicals, mining and paper. These companies had strong fundamentals and strong balance sheets. In addition, against a backdrop of accounting scandals and bankruptcies, investors looked to companies whose accounts have been more difficult to manipulate. Materials companies benefited from this trend. Furthermore, we believe these companies may potentially perform well if the economy begins to accelerate.

Q    WHAT OTHER HOLDINGS AFFECTED THE FUND'S PERFORMANCE?

A    The fund's top contributing groups included information technology and industrials. The contribution from information technology came from the portfolio's underweight position and good stock selection. The industrial group included defense names that performed very well since the end of 2001. Consumer staples and consumer discretionary also made a positive contribution.
     The portfolio's best performing positions included defense contractor Northrop Grumman (U.S.), Samsung Electronics (South Korea), Imperial

Tobacco (U.K.) and energy company ENI (Italy).

     On the other hand, one of the fund's most disappointing groups was telecommunication services, including holdings in Verizon Communication (U.S.), Telus (Canada), KDDI (Japan), and Qwest Communications (U.S). Health care stocks also made a small negative contribution.
     KEEP IN MIND THAT NOT ALL STOCKS IN THE PORTFOLIO PERFORMED FAVORABLY,
AND THERE IS NO GUARANTEE THAT ANY OF THESE STOCKS WILL CONTINUE TO PERFORM
WELL OR BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 6.

Q    DO YOU EXPECT GLOBAL MARKETS TO CONTINUE DECLINING?

A    We believe an economic recovery is possible in the second half of 2002, but we remain cautious about its effect on the markets. Despite better economic forecasts for the third and fourth quarters, companies themselves have not seen improvements. This contradictory message makes for an uncertain outlook for us as well as other investors.
     In the near term, we expect to generally avoid technology stocks, while seeking companies that we believe have the potential to benefit in an economic recovery. We are concerned about the effect of corporate failures on the health of the banking system, and plan to monitor the situation closely.
     We anticipate a challenging environment, but we believe with firm conviction in the fund's value-oriented strategy--a strategy which we believe has demonstrated its mettle through past turbulent markets.

ANNUAL HOUSEHOLDING NOTICE
To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

 GLOSSARY OF TERMS


A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.


CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that offer the potential for greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUE INVESTING: A strategy that seeks to identify stocks that may be sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                                 BY THE NUMBERS


YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.



                                                                          MARKET
DESCRIPTION                                                SHARES         VALUE
COMMON STOCKS 97.8%
CANADA  0.5%

Potash Corp. of Saskatchewan, Inc.                          30,760     $  2,060,139
                                                                        -----------
DENMARK  0.7%
Danisco A/S                                                 78,800        2,892,380
                                                                        -----------
FINLAND  0.5%
Sampo Oyj, Class A                                         258,300        2,023,837
                                                                        -----------
FRANCE  8.9%
Aventis S.A.                                               135,642        9,652,509
Cie De Saint Gobain                                        109,114        4,918,566
Credit Agricole S.A.                                       100,090        2,233,558
Groupe Danone                                               30,130        4,159,705
Lafarge S.A.                                                48,640        4,872,356
Pernod-Ricard                                               23,860        2,347,503
TotalFinaElf S.A., Class B                                  41,070        6,696,542
                                                                        -----------
                                                                         34,880,739
                                                                        -----------
GERMANY  0.9%
BASF AG                                                     76,534        3,563,807
                                                                        -----------
IRELAND  1.2%
Green Property plc                                         507,050        4,526,030
                                                                        -----------
ITALY  1.9%
ENI S.p.A.                                                 293,085        4,679,976
Telecom Italia S.p.A.                                      503,420        2,681,197
                                                                        -----------
                                                                          7,361,173
                                                                        -----------
JAPAN  8.9%
Canon, Inc.                                                128,000        4,847,958
Daiwa Securities Co., Ltd.                                 393,000        2,553,079
Fuji Photo Film Co., Ltd.                                  111,000        3,591,572
Fuji Television Network, Inc.                                  304        1,761,398
Fujitsu Ltd.                                               568,000        3,970,135
Hitachi Ltd.                                               300,000        1,943,899
Mitsubishi Electric Corp. (a)                              602,000        2,707,880
Mitsui Sumitomo Insurance Co., Ltd.                        500,000        2,696,376
Nippon Telegraph & Telephone Corp.                             976        4,022,976
Sankyo Co., Ltd.                                           256,000        3,488,817
Tokyo Gas Co.                                            1,315,000        3,661,176
                                                                        -----------
                                                                         35,245,266
                                                                        -----------

SEE NOTES TO FINANCIAL STATEMENTS       11

YOUR FUND'S INVESTMENTS
JUNE 30, 2002




                                                                          MARKET
DESCRIPTION                                                SHARES         VALUE
KOREA 0.5%
Samsung  Electronics Co. GDR,  144A-Private
Placement (b)                                               15,300     $  2,100,690
                                                                        -----------
NETHERLANDS  6.3%
Akzo Nobel N.V.                                             95,180        4,162,075
Heineken N.V.                                               95,900        4,226,849
ING Groep N.V.                                             206,176        5,316,619
Koninklijke (Royal) Philips Electronics N.V.               173,961        4,877,551
Royal Dutch Petroleum Co.                                  112,820        6,235,562
                                                                        -----------
                                                                         24,818,656
                                                                        -----------
NORWAY  0.7%
Statoil ASA                                                307,200        2,745,601
                                                                        -----------
SINGAPORE  0.6%
United Overseas Bank Ltd. (Foreign)                        320,000        2,299,358
                                                                        -----------
SPAIN  0.4%
Telefonica S.A. (a)                                        180,478        1,521,484
                                                                        -----------
SWEDEN  1.3%
Nordea AB                                                  918,500        5,015,234
                                                                        -----------
SWITZERLAND  7.1%
Cie Financiere Richemont AG, Class A                       131,905        3,015,048
Converium Holding AG (a)                                    87,890        4,563,941
Credit Suisse Group (a)                                     66,700        2,128,148
Holcim Ltd., Class B                                        11,861        2,735,182
Nestle S.A.                                                 38,000        8,904,045
Syngenta AG                                                 44,737        2,702,225
UBS AG (Registered) (a)                                     43,820        2,214,820
Zurich Financial Services AG                                 8,295        1,683,198
                                                                        -----------
                                                                         27,946,607
                                                                        -----------
UNITED KINGDOM  14.9%
Allied Domecq plc                                        1,085,090        7,149,260
BAA plc                                                    235,900        2,163,860
BAE Systems plc                                          1,680,440        8,620,695
Cadbury Schweppes plc                                    1,031,220        7,761,565
Commercial Union plc                                       260,200        2,101,862
Diageo plc                                                 293,380        3,827,759
GlaxoSmithKline plc                                        238,700        5,183,261
Imperial Tobacco Group plc                                 150,290        2,455,664
Imperial Tobacco Group plc (a)                              66,436        1,055,010
Lloyds TSB Group plc                                       261,800        2,617,924
Prudential Corp. plc                                       212,200        1,949,715
Rolls-Royce plc                                            910,800        2,259,501
Sainsbury (J) plc                                          526,819        2,872,010



                                       12    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002




                                                                          MARKET
DESCRIPTION                                                SHARES         VALUE
UNITED KINGDOM (CONTINUED)
Vodafone AirTouch plc                                    3,172,200     $  4,371,974
WPP Group plc                                              536,750        4,553,615
                                                                        -----------
                                                                         58,943,675
                                                                        -----------
UNITED STATES  42.5%
Albertson's, Inc.                                          175,028        5,331,353
Alcoa, Inc.                                                168,300        5,579,145
AT&T Wireless Group (a)                                    235,100        1,375,335
BJ's Wholesale Club, Inc. (a)                              114,880        4,422,880
Boise Cascade Corp.                                        145,300        5,017,209
Bristol-Myers Squibb Co.                                   134,400        3,454,080
Cadiz, Inc. (a)                                            403,898        3,432,729
ChevronTexaco Corp.                                         24,000        2,124,000
Deere & Co.                                                101,580        4,865,682
Delphi Automotive Systems Corp.                            143,000        1,887,600
Exelon Corp.                                                86,861        4,542,830
First Data Corp.                                            49,600        1,845,120
Gap, Inc.                                                   58,100          825,020
General Dynamics Corp.                                      31,290        3,327,692
Georgia-Pacific Corp.                                      110,560        2,717,565
Goodrich (B.F.) Co.                                         53,300        1,456,156
Hewlett-Packard Co.                                         87,800        1,341,584
International Business Machines Corp.                       54,800        3,945,600
Interpublic Group of Cos., Inc.                            138,600        3,431,736
J.P. Morgan Chase & Co. (c)                                174,226        5,909,746
Kimberly-Clark Corp.                                        93,160        5,775,920
Kroger Co. (a)                                              98,800        1,966,120
Loews Corp.-Carolina Group                                  85,300        2,307,365
MBIA, Inc.                                                  94,355        5,333,888
McDonald's Corp.                                           183,465        5,219,579
McGraw-Hill Cos., Inc.                                      83,500        4,984,950
Mellon Financial Corp.                                     156,410        4,915,966
Merrill Lynch & Co., Inc.                                  100,700        4,078,350
MetLife, Inc.                                              126,420        3,640,896
Motorola, Inc.                                             409,100        5,899,222
NCR Corp. (a)                                               74,600        2,581,160
New York Times Co., Class A                                 44,130        2,272,695
Northrop Grumman Corp.                                      25,380        3,172,500
Pharmacia Corp.                                            144,590        5,414,895
Philip Morris Cos., Inc.                                   170,470        7,446,130
Principal Financial Group, Inc. (a)                         91,100        2,824,100
Prudential Financial, Inc.                                  82,400        2,748,864
Sabre Holdings Corp. (a)                                    45,700        1,636,060
SBC Communications, Inc.                                   145,430        4,435,615


SEE NOTES TO FINANCIAL STATEMENTS  13

YOUR FUND'S INVESTMENTS
JUNE 30, 2002


                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
UNITED STATES (CONTINUED)
Sears, Roebuck & Co.                                        58,940     $  3,200,442
St. Paul Cos., Inc.                                        116,600        4,538,072
Travelers Property Casualty Corp., Class A (a)             263,010        4,655,277
Tupperware Corp.                                           130,940        2,722,243
Verizon Communications, Inc.                               114,759        4,607,574
Wells Fargo & Co.                                           25,400        1,271,524
Wyeth                                                       65,600        3,358,720
                                                                        -----------
                                                                        167,841,189
                                                                        -----------
TOTAL COMMON STOCKS  97.8%
    (Cost $370,316,938)                                                 385,785,865
                                                                        -----------
CONVERTIBLE PREFERRED  0.5%
Ford Motor Co. Capital Trust II, 6.50%
    (Cost $1,897,039)                                       36,600        2,058,750
                                                                        -----------

TOTAL LONG-TERM INVESTMENTS  98.3%
    (Cost $372,213,977)                                                 387,844,615
                                                                        -----------
REPURCHASE AGREEMENT  3.4%
J.P. Morgan Securities Inc. ($13,514,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    06/28/02, to be sold on 07/01/02 at $13,515,971)
    (Cost $13,514,000)                                                   13,514,000
                                                                        -----------

TOTAL INVESTMENTS  101.7%
    (Cost $385,727,977)                                                 401,358,615

FOREIGN CURRENCY  0.1%
    (Cost $461,021)                                                         461,795

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.8)%                            (7,233,113)
                                                                        -----------

NET ASSETS  100%                                                       $394,587,297
                                                                       ============


(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b) 144A SECURITIES ARE THOSE WHICH ARE EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY ONLY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.

(c)  AFFILIATED COMPANY.

GDR  GLOBAL DEPOSITARY RECEIPT


                                       14    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002


          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         MARKET         PERCENT OF
INDUSTRY                                                  VALUE         NET ASSETS
Financials                                            $ 83,840,396          21.3%
Consumer Staples                                        73,911,365          18.7
Consumer Discretionary                                  48,825,077          12.4
Industrials                                             36,973,710           9.4
Materials                                               33,409,700           8.5
Health Care                                             30,552,283           7.7
Information Technology                                  26,630,248           6.7
Telecommunication Services                              23,016,151           5.8
Energy                                                  22,481,678           5.7
Utilities                                                8,204,007           2.1
                                                      ------------          ----
                                                      $387,844,615          98.3%
                                                      ============          ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

SEE NOTES TO FINANCIAL STATEMENTS   15

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002

ASSETS:
Total Investments (Cost $385,727,977)                                             $ 401,358,615
Foreign Currency (Cost $461,021)                                                        461,795
Cash                                                                                        492
Receivables:
  Investments Sold                                                                    2,228,226
  Foreign Withholding Tax Reclaim                                                       922,368
  Fund Shares Sold                                                                      843,702
  Dividends                                                                             796,499
  Interest                                                                                1,971
Deferred Organizational Costs                                                             1,519
Other                                                                                    48,860
                                                                                   ------------
    Total Assets                                                                    406,664,047
                                                                                   ------------
LIABILITIES:
Payables:
  Investments Purchased                                                               9,049,645
  Fund Shares Repurchased                                                             1,160,218
  Distributor and Affiliates                                                            404,707
  Investment Advisory Fee                                                               327,802
  Administrative Fee                                                                     85,888
  Directors' Fee                                                                          2,210
Net Unrealized Loss on Foreign Currency Exchange Contracts                              826,343
Accrued Expenses                                                                        161,545
Directors' Deferred Compensation and Retirement Plans                                    58,392
                                                                                   ------------
    Total Liabilities                                                                12,076,750
                                                                                   ------------
Net Assets                                                                        $ 394,587,297
                                                                                   ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000
   shares authorized)                                                             $ 396,310,404
Net Unrealized Appreciation on Investments
  and Foreign Currency Translations                                                  14,842,627
Accumulated Net Investment Loss                                                        (465,117)
Accumulated Net Realized Loss                                                       (16,100,617)
                                                                                   ------------
NET ASSETS                                                                        $ 394,587,297
                                                                                   ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $58,980,587 and 5,958,631 shares of beneficial interest issued and outstanding)
                                                                                  $        9.90
    Maximum sales charge (5.75%* of offering price)                                        0.60
                                                                                   ------------
    Maximum offering price to public                                              $       10.50
                                                                                   ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $304,875,068 and 31,383,580 shares of beneficial interest issued
    and outstanding)                                                               $       9.71
                                                                                   ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $30,731,642 and 3,164,625 shares of beneficial interest issued
    and outstanding)                                                               $       9.71
                                                                                   ============

* ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

                                       16   SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002


INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $455,862)              $  7,899,464
Interest                                                                   210,181
                                                                       -----------
    Total Income                                                         8,109,645
                                                                       -----------
EXPENSES:
Investment Advisory Fee                                                  4,319,479
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
  and C of $163,312, $3,333,486 and $332,685, respectively)              3,829,483
Administrative Fee                                                       1,103,054
Custody                                                                    107,616
Legal                                                                       46,364
Shareholder Services                                                        27,038
Directors' Fees and Related Expenses                                        17,796
Amortization of Organizational Costs                                         4,577
Other                                                                      210,735
                                                                       -----------
    Total Expenses                                                       9,666,142
                                                                       -----------
NET INVESTMENT LOSS                                                   $ (1,556,497)
                                                                      ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                         $(15,521,011)
  Foreign Currency Transactions                                          2,228,260
                                                                       -----------
Net Realized Loss                                                      (13,292,751)
                                                                       -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                               26,892,231
  End of the Period:
    Investments                                                         15,630,638
    Foreign Currency Translations                                         (788,011)
                                                                       -----------
                                                                        14,842,627
                                                                       -----------
Net Unrealized Depreciation During the Period                          (12,049,604)
                                                                       -----------
NET REALIZED AND UNREALIZED LOSS                                      $(25,342,355)
                                                                      ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                            $(26,898,852)
                                                                      ============

SEE NOTES TO FINANCIAL STATEMENTS  17

STATEMENTS OF CHANGES IN NET ASSETS



                                                            YEAR ENDED       YEAR ENDED
                                                          JUNE 30, 2002     JUNE 30, 2001
                                                          -------------     -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                        $  (1,556,497)  $    (246,923)
Net Realized Gain/Loss                                       (13,292,751)      6,376,764
Net Unrealized Appreciation/Depreciation During the
   Period                                                    (12,049,604)     12,428,519
                                                            ------------     -----------
Change in Net Assets from Operations                         (26,898,852)     18,558,360
                                                            ------------     -----------
Distributions from Net Investment Income:
Class A Shares                                                  (594,608)            -0-
Class B Shares                                                  (952,366)            -0-
Class C Shares                                                   (94,560)            -0-
                                                            ------------     -----------
                                                              (1,641,534)            -0-
                                                            ------------     -----------
Distributions from Net Realized Gain:
Class A Shares                                                       -0-      (5,934,289)
Class B Shares                                                       -0-     (36,048,395)
Class C Shares                                                       -0-      (3,447,263)
                                                            ------------     -----------
                                                                     -0-     (45,429,947)
                                                            ------------     -----------
Total Distributions                                           (1,641,534)    (45,429,947)
                                                            ------------     -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES          (28,540,386)    (26,871,587)
                                                            ------------     -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                    247,960,216     193,699,687
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                1,553,642      42,380,433
Cost of Shares Repurchased                                  (339,427,559)   (262,744,544)
                                                            ------------     -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS           (89,913,701)    (26,664,424)
                                                            ------------     -----------
TOTAL DECREASE IN NET ASSETS                                (118,454,087)    (53,536,011)
NET ASSETS:
Beginning of the Period                                      513,041,384     566,577,395
                                                            ------------     -----------
End of the Period (Including accumulated undistributed net
   investment income of $(465,117) and $502,440,
   respectively)                                           $ 394,587,297   $ 513,041,384
                                                           =============   =============



                                       18      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.

                                                                                    OCTOBER 29, 1997
                                                                                     (COMMENCEMENT
                                                  YEAR ENDED JUNE 30,                OF INVESTMENT
                                     ---------------------------------------------   OPERATIONS) TO
  CLASS A SHARES                      2002(a)     2001(a)     2000(a)     1999(a)     JUNE 30, 1998
                                     --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                        $10.57      $11.10      $11.47      $11.12      $10.00
                                     -----------  ----------  ----------  --------  ------------
  Net Investment Income                  0.03        0.07        0.06        0.05        0.06
  Net Realized and Unrealized
    Gain/Loss                           (0.60)       0.38        0.25        0.40        1.08
                                     -----------  ----------  ----------  --------  ------------
Total from Investment Operations        (0.57)       0.45        0.31        0.45        1.14
                                     -----------  ----------  ----------  --------  ------------
Less:
  Distributions from Net Investment
    Income                              (0.10)        -0-         -0-       (0.09)      (0.02)
  Distributions from Net Realized
    Gain                                  -0-       (0.98)      (0.68)      (0.01)        -0-
                                     -----------  ----------  ----------  --------  ------------
Total Distributions                     (0.10)      (0.98)      (0.68)      (0.10)      (0.02)
                                     -----------  ----------  ----------  --------  ------------
NET ASSET VALUE, END OF THE
  PERIOD                               $ 9.90      $10.57      $11.10      $11.47      $11.12
                                     ===========  ==========  ==========  ========  ============

Total Return (b)                        -5.28%       3.97%       3.22%       4.05%      11.38%*
Net Assets at End of the Period
  (In millions)                        $ 59.0      $ 90.7      $ 81.7      $ 76.7      $80.5
Ratio of Expenses to Average
  Net Assets                             1.60%       1.64%       1.66%       1.65%       1.70%
Ratio of Net Investment Income/Loss
  to Average Net Assets                  0.26%       0.60%       0.53%       0.44%      (0.88)%
Portfolio Turnover                         34%         33%         47%         40%          4%*

*    NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS     19

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.

                                                                                    OCTOBER 29, 1997
                                                                                     (COMMENCEMENT
                                                  YEAR ENDED JUNE 30,                OF INVESTMENT
                                     ---------------------------------------------   OPERATIONS) TO
  CLASS B SHARES                      2002(a)     2001(a)      2000(a)    1999(a)     JUNE 30, 1998
                                     --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                        $10.35      $10.96      $11.42      $11.08      $10.00
                                     -----------  ----------  ----------  --------  ------------
  Net Investment Income/Loss            (0.05)      (0.02)      (0.04)      (0.03)       0.01
  Net Realized and Unrealized
    Gain/Loss                           (0.56)       0.39        0.26        0.39        1.07
                                     -----------  ----------  ----------  --------  ------------
Total from Investment Operations        (0.61)       0.37        0.22        0.36        1.08
                                     -----------  ----------  ----------  --------  ------------
Less:
  Distributions from Net Investment
    Income                              (0.03)        -0-         -0-       (0.01)        -0-
  Distributions from Net Realized
    Gain                                  -0-       (0.98)      (0.68)      (0.01)        -0-
                                     -----------  ----------  ----------  --------  ------------
Total Distributions                     (0.03)      (0.98)      (0.68)      (0.02)        -0-
                                     -----------  ----------  ----------  --------  ------------
NET ASSET VALUE, END OF THE
  PERIOD                               $ 9.71      $10.35      $10.96      $11.42      $11.08
                                     ===========  ==========  ==========  ========  ============
Total Return (b)                        -5.81%       3.36%       2.24%       3.29%      10.84%*
Net Assets at End of the Period
  (In millions)                        $304.9      $383.9      $442.3      $596.3      $623.2
Ratio of Expenses to Average
  Net Assets                             2.35%       2.39%       2.41%       2.40%       2.45%
Ratio of Net Investment Income/
  Loss to Average Net Assets            (0.47)     (0.15)%     (0.34)%     (0.31)%       0.12%
Portfolio Turnover                         34%         33%         47%         40%          4%*

*    NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                      20       SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.

                                                                                    OCTOBER 29, 1997
                                                                                     (COMMENCEMENT
                                                  YEAR ENDED JUNE 30,                OF INVESTMENT
                                     ---------------------------------------------   OPERATIONS) TO
  CLASS C SHARES                      2002(a)     2001(a)     2000(a)     1999(a)     JUNE 30, 1998
                                     --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                        $10.35      $10.96      $11.42      $11.07      $10.00
                                     -----------  ----------  ----------  --------  ------------
  Net Investment Income/Loss            (0.05)      (0.02)      (0.04)      (0.03)       0.01
  Net Realized and Unrealized
    Gain/Loss                           (0.56)       0.39        0.26        0.40        1.06
                                     -----------  ----------  ----------  --------  ------------
Total from Investment Operations        (0.61)       0.37        0.22        0.37        1.07
                                     -----------  ----------  ----------  --------  ------------
Less:
  Distributions from Net Investment
    Income                              (0.03)        -0-         -0-       (0.01)        -0-
  Distributions from Net Realized
    Gain                                  -0-       (0.98)      (0.68)      (0.01)        -0-
                                     -----------  ----------  ----------  --------  ------------
Total Distributions                     (0.03)      (0.98)      (0.68)      (0.02)        -0-
                                     -----------  ----------  ----------  --------  ------------
NET ASSET VALUE, END OF THE
  PERIOD                               $ 9.71      $10.35      $10.96      $11.42      $11.07
                                     ===========  ==========  ==========  ========  ============
Total Return (b)                        -5.81%       3.36%       2.24%       3.39%      10.74%*
Net Assets at End of the Period
  (In millions)                        $ 30.7      $ 38.4      $ 42.6      $ 63.1      $ 69.6
Ratio of Expenses to Average
  Net Assets                             2.35%       2.39%       2.41%       2.40%       2.45%
Ratio of Net Investment Income/
  Loss to Average Net Assets            (0.47)%     (0.15)%     (0.36)%     (0.32)%      0.13%
Portfolio Turnover                         34%         33%         47%         40%          4%*

*    NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS     21

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002


1.   SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Global Value Equity Fund (formerly Van Kampen Global Equity
Fund)(the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997. The Fund's name was modified to better reflect its strategy effective August 28, 2001.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending October 28, 2002 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $14,145,877, which will expire June 30, 2010.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                    $388,423,989
                                                        ============
Gross tax unrealized appreciation                       $ 49,498,091
Gross tax unrealized depreciation                        (36,563,465)
                                                        ------------
Net tax unrealized appreciation on investments          $ 12,934,626
                                                        ============

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during 2002 and 2001 was as follows:


                                2002          2001
Distributions paid from:
   Ordinary income           $1,641,534   $ 7,687,623
   Long-term capital gain           -0-    37,742,324
                             ----------   -----------
                             $1,641,534   $45,429,947
                             ==========   ===========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to expenses which are deductible for tax purposes and not for book purposes totaling $3,115 has been reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to the recognition of net realized gains on foreign currency transactions totaling $2,228,260 has been reclassified from accumulated net realized loss to accumulated net investment loss. A permanent book and tax difference related to the recognition of net realized gains on passive foreign investment transactions totaling $5,329 has been reclassified from accumulated net realized loss to accumulated net investment loss. A permanent book and tax difference related to a correction of prior year amounts totaling $92,168 has been reclassified from accumulated net realized loss to capital.

     As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                       $6,786
                                                    ======

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $750 million                             1.00%
Next $500 million                              0.95%
Over $1.25 billion                             0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $13,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $32,900, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $27,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $41,290 are included in OOtherO assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $14,547.

3.  CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $57,415,767, $307,711,108 and $31,183,529 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                       SHARES           VALUE
Sales:
  Class A                                            23,396,887     $ 232,400,558
  Class B                                               827,141         8,117,023
  Class C                                               748,309         7,442,635
                                                    -----------     -------------
Total Sales                                          24,972,337     $ 247,960,216
                                                    ===========     =============

Dividend Reinvestment:
  Class A                                                57,818     $     551,585
  Class B                                                97,363           915,215
  Class C                                                 9,248            86,842
                                                    -----------     -------------
Total Dividend Reinvestment                             164,429      $  1,553,642
                                                    ===========     =============

Repurchases:
  Class A                                           (26,080,475)    $(261,762,865)
  Class B                                            (6,641,963)      (64,708,362)
  Class C                                            (1,307,891)      (12,956,332)
                                                    -----------     -------------
Total Repurchases                                   (34,030,329)    $(339,427,559)
                                                    ===========     =============

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

     At June 30, 2001, capital aggregated $86,212,079, $363,313,698 and
$36,603,045 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                       SHARES           VALUE
Sales:
  Class A                                            16,071,936     $ 171,020,439
  Class B                                             1,185,532        12,572,353
  Class C                                               971,754        10,106,895
                                                    -----------     -------------
Total Sales                                          18,229,222     $ 193,699,687
                                                    ===========     =============
Dividend Reinvestment:
  Class A                                               515,311      $  5,385,000
  Class B                                             3,295,103        33,807,767
  Class C                                               310,689         3,187,666
                                                    -----------     -------------
Total Dividend Reinvestment                           4,121,103     $  42,380,433
                                                    ===========     =============

Repurchases:
  Class A                                           (15,363,039)    $(165,044,924)
  Class B                                            (7,737,242)      (82,368,927)
  Class C                                            (1,455,928)      (15,330,693)
                                                    -----------     -------------
Total Repurchases                                   (24,556,209)    $(262,744,544)
                                                    ===========     =============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                     CHARGE AS A PERCENTAGE OF DOLLAR
                                                         AMOUNT SUBJECT TO CHARGE
                                                     --------------------------------
YEAR OF REDEMPTION                                     CLASS B         CLASS C
First                                                    5.00%           1.00%
Second                                                   4.00%            None
Third                                                    3.00%            None
Fourth                                                   2.50%            None
Fifth                                                    1.50%            None
Thereafter                                                None            None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $18,700 and CDSC on redeemed shares of Classes B and C of approximately $820,800. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

4.   INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $143,732,044 and sales of $223,780,646 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.   DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $2,743,800 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $998,300.

6.   DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At June 30, 2002, the Fund had outstanding forward foreign currency contracts as follows:

                                                                      UNREALIZED
                                                        CURRENT     APPRECIATION/
FORWARD FOREIGN CURRENCY CONTRACTS                       VALUE      DEPRECIATION
LONG CONTRACTS:
Japanese Yen, 1,125,000,000 expiring 08/21/02         $ 9,051,439   $   379,485
                                                      -----------   -----------
SHORT CONTRACTS:
Japanese Yen, 3,375,000,000 expiring 08/21/02          27,086,942    (1,205,828)
                                                      -----------   -----------
                                                                    $  (826,343)
                                                                    ===========

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen Global Value Equity
Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Global Value Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Value Equity Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL VALUE EQUITY FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601


For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2002. In January, the Fund provides tax information to shareholders for the preceding calendar year. For corporate shareholders 83% of the ordinary dividends qualify for the dividends received deduction. The Fund intends to pass through foreign tax credits of $462,330 and has derived gross income from sources within foreign countries amounting to $4,696,670.**


 * "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

** THIS INFORMATION IS UNAUDITED.

DIRECTOR AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor ServicesO"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

                                                                                                  NUMBER OF
                                            TERM OF                                                FUNDS IN
                                           OFFICE AND                                                FUND
                             POSITION(S)   LENGTH OF                                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH       TIME       PRINCIPAL OCCUPATION(S)                    OVERSEEN      OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED        DURING PAST 5 YEARS                     BY DIRECTOR     HELD BY DIRECTOR
J. Miles Branagan (70)        Director     Director     Private investor.                             57
1632 Morning Mountain Road                 since 1997   Trustee/Director of funds
Raleigh, NC 27614                                       in the Fund Complex.
                                                        Co-founder, and prior to
                                                        August 1996, Chairman,
                                                        Chief Executive Officer
                                                        and President, MDT
                                                        Corporation (now known
                                                        as Getinge/Castle, Inc.,
                                                        a subsidiary of Getinge
                                                        Industrier AB), a company
                                                        which develops, manufactures,
                                                        markets and services medical
                                                        and scientific equipment.

                                                                                                  NUMBER OF
                                            TERM OF                                                FUNDS IN
                                           OFFICE AND                                                FUND
                             POSITION(S)   LENGTH OF                                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH       TIME       PRINCIPAL OCCUPATION(S)                    OVERSEEN      OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED        DURING PAST 5 YEARS                     BY DIRECTOR     HELD BY DIRECTOR
Jerry D. Choate (63)        Director       Director     Trustee/Director of funds in the Fund         57         Director of
53 Monarch Bay Drive                       since 1999   Complex. Prior to January 1999, Chairman                 Amgen Inc., a
Dana Point, CA 92629                                    and Chief Executive Officer of the                       biotechnological
                                                        Allstate Corporation ("Allstate") and                    company, and
                                                        Allstate Insurance Company. Prior to                     Director of Valero
                                                        January 1995, President and Chief                        Energy Corporation,
                                                        Executive Officer of Allstate. Prior to                  an independent
                                                        August 1994, various management                          refining company.
                                                        positions at Allstate.

Linda Hutton Heagy (54)     Director       Director     Regional Managing Partner of Heidrick &       57
Sears Tower                                since 1997   Struggles, an executive search firm.
233 South Wacker Drive                                  Trustee/Director of funds in the Fund
Suite 7000                                              Complex. Trustee on the University of
Chicago, IL 60606                                       Chicago Hospitals Board, Vice Chair of
                                                        the Board of the YMCA of Metropolitan
                                                        Chicago and a member of the Women's
                                                        Board of the University of Chicago.
                                                        Prior to 1997, Partner, Ray & Berndtson,
                                                        Inc., an executive recruiting firm.
                                                        Prior to 1996, Trustee of The
                                                        International House Board, a fellowship
                                                        and housing organization for
                                                        international graduate students.
                                                        Formerly, Executive Vice President of
                                                        ABN AMRO, N.A., a Dutch bank holding
                                                        company. Prior to 1992, Executive Vice
                                                        President of La Salle National Bank.


                                                                                                  NUMBER OF
                                            TERM OF                                                FUNDS IN
                                           OFFICE AND                                                FUND
                             POSITION(S)   LENGTH OF                                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH       TIME       PRINCIPAL OCCUPATION(S)                    OVERSEEN      OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED        DURING PAST 5 YEARS                     BY DIRECTOR     HELD BY DIRECTOR
R. Craig Kennedy (50)       Director       Director     Director and President, German Marshall        57
1744 R Street, N.W.                        since 1997   Fund of the United States, an
Washington, D.C. 20009                                  independent U.S. foundation created
                                                        to deepen understanding, promote
                                                        collaboration and stimulate exchanges of
                                                        practical experience between Americans
                                                        and Europeans. Trustee/Director of funds
                                                        in the Fund Complex. Formerly, advisor
                                                        to the Dennis Trading Group Inc., a
                                                        managed futures and option company that
                                                        invests money for individuals and
                                                        institutions. Prior to 1992, President
                                                        and Chief Executive Officer, Director
                                                        and member of the Investment Committee
                                                        of the Joyce Foundation, a private
                                                        foundation.

Jack E. Nelson (66)         Director       Director     President, Nelson Investment Planning          57
423 Country Club Drive                     since 1997   Services, Inc., a financial planning
Winter Park, FL 32789                                   company and registered investment
                                                        adviser in the State of Florida.
                                                        President, Nelson Ivest Brokerage
                                                        Services Inc., a member of the National
                                                        Association of Securities Dealers, Inc.
                                                        and Securities Investors Protection
                                                        Corp. Trustee/Director of funds in the
                                                        Fund Complex.

                                                                                                  NUMBER OF
                                            TERM OF                                                FUNDS IN
                                           OFFICE AND                                                FUND
                             POSITION(S)   LENGTH OF                                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH       TIME       PRINCIPAL OCCUPATION(S)                    OVERSEEN      OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED        DURING PAST 5 YEARS                     BY DIRECTOR     HELD BY DIRECTOR
Suzanne H. Woolsey (60)     Director       Director     Chief Communications Officer of the            57        Director of
2101 Constitution Ave., N.W.               since 1999   National Academy of Sciences/National                    Neurogen
Room 285                                                Research Council, an independent,                        Corporation, a
Washington, D.C. 20418                                  federally chartered policy institution,                  pharmaceutical
                                                        since 2001 and previously Chief                          company,since
                                                        Operating Officer from 1993-2001.                        January 1998.
                                                        Trustee/Director of funds in the Fund
                                                        Complex. Director of the Institute for
                                                        Defense Analyses, a federally funded
                                                        research and development center,
                                                        Director of the German Marshall Fund of
                                                        the United States, Trustee of Colorado
                                                        College and Vice Chair of the Board of
                                                        the Council for Excellence in
                                                        Government. Prior to 1993, Executive
                                                        Director of the Commission on Behavioral
                                                        and Social Sciences and Education at the
                                                        National Academy of Sciences/National
                                                        Research Council. From 1980 through
                                                        1989, Partner of Coopers & Lybrand.

 INTERESTED DIRECTORS:*

                                                                                                  NUMBER OF
                                            TERM OF                                                FUNDS IN
                                           OFFICE AND                                                FUND
                             POSITION(S)   LENGTH OF                                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH       TIME       PRINCIPAL OCCUPATION(S)                    OVERSEEN      OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED        DURING PAST 5 YEARS                     BY DIRECTOR     HELD BY DIRECTOR
Mitchell M. Merin* (49)     Director       Director     President and Chief Operating Officer of      57
1221 Avenue of the Americas                since 1999   Morgan Stanley Investment Management
New York, NY 10020                                      since December 1998. President and
                                                        Director since April 1997 and Chief
                                                        Executive Officer since June 1998 of
                                                        Morgan Stanley Investment Advisors Inc.
                                                        and Morgan Stanley Services Company Inc.
                                                        Chairman, Chief Executive Officer and
                                                        Director of Morgan Stanley Distributors
                                                        Inc. since June 1998. Chairman and Chief
                                                        Executive Officer since June 1998, and
                                                        Director since January 1998 of Morgan
                                                        Stanley Trust. Director of various
                                                        Morgan Stanley subsidiaries. President
                                                        of the Morgan Stanley Funds since May
                                                        1999. Trustee/Director of funds in the
                                                        Fund Complex. Previously Chief Strategic
                                                        Officer of Morgan Stanley Investment
                                                        Advisors Inc. and Morgan Stanley
                                                        Services Company Inc. and Executive Vice
                                                        President of Morgan Stanley Distributors
                                                        Inc. April 1997- June 1998, Vice
                                                        President of the Morgan Stanley Funds
                                                        May 1997-April 1999, and Executive Vice
                                                        President of Dean Witter, Discover & Co.
                                                        prior to May 1997.


                                                                                                  NUMBER OF
                                              TERM OF                                              FUNDS IN
                                             OFFICE AND                                              FUND
                               POSITION(S)   LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS          HELD WITH       TIME       PRINCIPAL OCCUPATION(S)                  OVERSEEN      OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR           FUND        SERVED        DURING PAST 5 YEARS                   BY DIRECTOR     HELD BY DIRECTOR
Richard F. Powers, III* (56)  Director       Director     Chairman, President, Chief Executive        94
1 Parkview Plaza              and            since 1999   Officer, Director and Managing
P.O. Box 5555                 President                   Director of Van Kampen Investments.
Oakbrook Terrace, IL 60181                                Chairman, Director and Chief Executive
                                                          Officer of the Advisers, the Distributor
                                                          and Van Kampen Advisors Inc. since 1998.
                                                          Managing Director of the Advisers, the
                                                          Distributor and Van Kampen Advisors Inc.
                                                          since July 2001. Director and Officer of
                                                          certain other subsidiaries of Van Kampen
                                                          Investments. Chief Sales and Marketing
                                                          Officer of Morgan Stanley Asset
                                                          Management Inc. Trustee/Director and
                                                          President or Trustee, President and
                                                          Chairman of the Board of funds in the
                                                          Fund Complex. Prior to May 1998,
                                                          Executive Vice President and Director of
                                                          Marketing at Morgan Stanley and Director
                                                          of Dean Witter, Discover & Co. and Dean
                                                          Witter Realty. Prior to 1996, Director
                                                          of Dean Witter Reynolds Inc.

Wayne W. Whalen* (62)         Director       Director     Partner in the law firm of Skadden,         94
333 West Wacker Drive                        since 1997   Arps, Slate, Meagher & Flom (Illinois),
Chicago, IL 60606                                         legal counsel to funds in the Fund
                                                          Complex. Trustee/Director/Managing
                                                          General Partner of funds in the Fund
                                                          Complex.


* SUCH DIRECTOR IS AN "INTERESTED PERSON" (WITHIN THE MEANING OF SECTION 2(a)(19) OF THE 1940 ACT). MR. WHALEN IS AN INTERESTED PERSON OF CERTAIN FUNDS IN THE FUND COMPLEX BY REASON OF HIS FIRM CURRENTLY ACTING AS LEGAL COUNSEL TO SUCH FUNDS IN THE FUND COMPLEX. MESSRS. MERIN AND POWERS ARE INTERESTED PERSONS OF FUNDS IN THE FUND COMPLEX AND THE ADVISERS BY REASON OF THEIR POSITIONS WITH MORGAN STANLEY OR ITS AFFILIATES.


                                            TERM OF
                                           OFFICE AND
                             POSITION(S)   LENGTH OF
NAME, AGE AND ADDRESS        HELD WITH       TIME       PRINCIPAL OCCUPATION(S)
OF INDEPENDENT DIRECTOR         FUND        SERVED       DURING PAST 5 YEARS
Stephen L. Boyd (61)        Vice President Officer      Managing Director and Chief Investment Officer of Van Kampen Investments,
2800 Post Oak Blvd.                        since 1998   and Managing Director and President of the Advisers and Van Kampen
45th Floor                                              Advisors Inc. Executive Vice President and Chief Investment Officer of
Houston, TX 77056                                       funds in the Fund Complex. Prior to December 2000, Executive Vice President
                                                        and Chief Investment Officer of Van Kampen Investments, and President
                                                        and Chief Operating Officer of the Advisers. Prior to April 2000,
                                                        Executive Vice President and Chief Investment Officer for Equity
                                                        Investments of the Advisers. Prior to October 1998, Vice President and
                                                        Senior Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                        February 1998, Senior Vice President and Portfolio Manager of Van
                                                        Kampen American Capital Asset Management, Inc., Van Kampen American
                                                        Capital Investment Advisory Corp. and Van Kampen American Capital
                                                        Management, Inc.

Joseph J. McAlinden (59)    Chief          Officer      Managing Director and Chief Investment Officer of Morgan Stanley
1221 Avenue of the          Investment     since 2002   Investment Advisors Inc. and Director of Morgan Stanley Trust for over 5
  Americas                  Officer                     years.
New York, NY 10020


                                              TERM OF
                                             OFFICE AND
                              POSITION(S)    LENGTH OF
NAME, AGE AND ADDRESS         HELD WITH        TIME       PRINCIPAL OCCUPATION(S)
OF INDEPENDENT DIRECTOR          FUND         SERVED        DURING PAST 5 YEARS
A. Thomas Smith III (45)     Vice President  Officer      Managing Director and Director of Van Kampen Investments, Director of the
1221 Avenue of the Americas  and Secretary   since 1999   Advisers, Van Kampen Advisors Inc., the Distributor, Investor Services and
New York, NY 10020                                        certain other subsidiaries of Van Kampen Investments. Managing Director and General Counsel-Mutual Funds of Morgan Stanley Investment
                                                          Advisors, Inc. Vice President or Principal Legal Officer and Secretary
                                                          of funds in the Fund Complex. Prior to July 2001, Managing Director,
                                                          General Counsel, Secretary and Director of Van Kampen Investments, the
                                                          Advisers, the Distributor, Investor Services, and certain other subsidiaries of Van Kampen Investments. Prior to December 2000,
                                                          Executive Vice President, General Counsel, Secretary and Director of
                                                          Van Kampen Investments, the Advisers, Van Kampen Advisors Inc., the
                                                          Distributor, Investor Services and certain other subsidiaries of Van
                                                          Kampen Investments. Prior to January 1999, Vice President and
                                                          Associate General Counsel to New York Life Insurance Company ("New
                                                          York Life"), and prior to March 1997, Associate General Counsel of New
                                                          York Life. Prior to December 1993, Assistant General Counsel of The
                                                          Dreyfus Corporation. Prior to August 1991, Senior Associate, Willkie
                                                          Farr & Gallagher. Prior to January 1989, Staff Attorney at the
                                                          Securities and Exchange Commission, Division of Investment Management,
                                                          Office of Chief Counsel.

John R. Reynoldson (49)      Vice President  Officer      Executive Director of the Advisers and Van Kampen Advisors Inc. Vice
1 Parkview Plaza                             since 2000   President of funds in the Fund Complex. Prior to July 2001, Principal and
Oakbrook Terrace, IL 60181                                Co-head of the Fixed Income Department of the Advisers and Van Kampen
                                                          Advisors Inc. Prior to December 2000, Senior Vice President of the
                                                          Advisers and Van Kampen Advisors Inc. Prior to May 2000, he managed the investment grade taxable group for the Advisers since July 1999. From
                                                          July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset Management since
                                                          April 1987.


                                                TERM OF
                                               OFFICE AND
                               POSITION(S)     LENGTH OF
NAME, AGE AND ADDRESS          HELD WITH         TIME       PRINCIPAL OCCUPATION(S)
OF INDEPENDENT DIRECTOR           FUND          SERVED      DURING PAST 5 YEARS
John L. Sullivan (47)         Vice President,   Officer     Executive Director of Van Kampen Investments, the Advisers and
1 Parkview Plaza              Chief Financial   since 1997  Van Kampen Advisors Inc. Vice President, Chief Financial Officer and
Oakbrook Terrace, IL 60181    Officer                       Treasurer of funds in the Fund Complex. Head of Fund Accounting for
                              and Treasurer                 Morgan Stanley Investment Management.

John H. Zimmermann, III (44)  Vice President    Officer     Managing Director and Director of Van Kampen Investments, and Managing
Harborside Financial Center                     since 2000  Director, President and Director of the Distributor. Vice President of
Plaza 2 - 7th Floor                                         funds in the Fund Complex. Prior to December 2000, President of
Jersey City, NJ 07311                                       Van Kampen Insurance Agency of Illinois Inc., and Senior Vice President
                                                            and Director of Van Kampen Investments. From November 1992 to
                                                            December 1997, Mr. Zimmermann was Senior Vice President of the
                                                            Distributor.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800)847-2424.

                                       Van Kampen Funds Inc.
                                       1 Parkview Plaza, P.O. Box 5555
                                       Oakbrook Terrace, IL 60181-5555
                                       www.vankampen.com

                                       [LOGO--VAN KAMPEN INVESTMENTS
                                        GENERATIONS OF EXPERIENCE-SM-]

                                       Copyright(C)2002 Van Kampen Funds Inc.
                                       All rights reserved.
                                       465, 565, 665           Member NASD/SIPC.
                                       MSGL ANR 8/02             6880H02-AP-8/02

VAN KAMPEN
INTERNATIONAL
MAGNUM FUND

ANNUAL REPORT






JUNE 30, 2002



[PHOTO OF FATHER DAUGHTER SAILBOAT]




PRIVACY NOTICE INFORMATION ON THE BACK.


[VAN KAMPEN INVESTMENTS LOGO]

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
         PERFORMANCE OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                          TOP FIVE COUNTRIES     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    18
               NOTES TO FINANCIAL STATEMENTS    24
              REPORT OF INDEPENDENT AUDITORS    32

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    33
BOARD OF DIRECTORS AND IMPORTANT ADDRESSES      34
            DIRECTOR AND OFFICER INFORMATION    35



                 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY
                    A PROSPECTUS FOR THE FUND BEING OFFERED.


           NOT FDIC INSURED.   MAY LOSE VALUE.   NO BANK GUARANTEE.


[SIDENOTE]
YOU HAVE A TIME-TESTED PARTNER IN VAN KAMPEN.

OVERVIEW


LETTER TO SHAREHOLDERS
JULY 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.




Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT


THE ECONOMY

OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 2000--MARCH 31, 2002)

[CHART]

Mar-00          4.8%
Jun-00          5.7%
Sep-00          1.3%
Dec-00          1.9%
Mar-01          1.3%
Jun-01          0.3%
Sep-01         -1.3%
Dec-01          1.7%
Mar-02          6.1%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(JUNE 30, 2000--JUNE 30, 2002)

[CHART]

                      INTEREST RATES          INFLATION
Jun-00                    6.500                  3.7
Jul-00                    6.500                  3.7
Aug-00                    6.500                  3.4
Sep-00                    6.500                  3.5
Oct-00                    6.500                  3.4
Nov-00                    6.500                  3.4
Dec-01                    6.500                  3.4
Jan-01                    5.500                  3.7
Feb-01                    5.500                  3.5
Mar-01                    5.000                  2.9
Apr-01                    4.500                  3.3
May-01                    4.000                  3.6
Jun-01                    3.750                  3.2
Jul-01                    3.750                  2.7
Aug-01                    3.500                  2.7
Sep-01                    3.000                  2.6
Oct-01                    2.500                  2.1
Nov-01                    2.000                  1.9
Dec-01                    1.750                  1.6
Jan-02                    1.750                  1.1
Feb-02                    1.750                  1.1
Mar-02                    1.750                  1.5
Apr-02                    1.750                  1.6
May-02                    1.750                  1.2
Jun-02                    1.750                  1.1

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2002)

                                                 A SHARES     B SHARES    C SHARES
One-year total return based on NAV(1)              -9.89%      -10.24%     -10.27%

One-year total return(2)                          -15.06%      -14.73%     -11.17%

Five-year average annual total return(2)           -4.41%       -4.10%      -3.81%

Life-of-Fund average annual total return(2)        -1.09%       -0.71%      -0.71%

Commencement date                                  7/1/96       7/1/96      7/1/96

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PERFORMANCE OF A $10,000 INVESTMENT
(JULY 1, 1996--JUNE 30, 2002)

[CHART]

                                                              MSCI EAFE INDEX
                                                         IS AN UNMANAGED INDEX OF
                                                        COMMON STOCKS FROM EUROPE,
                                                      AUSTRALASIA, NEW ZEALAND, AND
                       INTERNATIONAL MAGNUM FUND             THE FAR EAST.+
7/96                            $9,427                           $10,000
6/97                           $11,057                           $11,100
6/98                           $11,977                           $11,605
6/99                           $11,314                           $12,307
6/00                           $12,989                           $14,242
6/01                           $10,392                           $10,703
6/02                            $9,364                            $9,528

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE MSCI EAFE INDEX OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS PERFORMANCE DOES NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE PERFORMANCE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
+ BLOOMBERG

PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2002)


1.   TOTALFINAELF                2.8%
     Explores for and produces oil and natural gas worldwide.


2.   GLAXOSMITHKLINE             2.8%
     Develops and markets pharmaceuticals and consumer products worldwide.


3.   AVENTIS                     2.3%
     Develops chemicals, pharmaceuticals and other products.


4.   NESTLE                      2.1%
     Produces food and cosmetics, including name brands Nestea, Nestle, and L'Oreal.


5.   SHELL TRANSPORT & TRADING   1.7%
     Explores for and produces oil and natural gas and manufactures chemicals.

6.   VODAFONE GROUP              1.6%
     Operates wireless communications networks in the United Kingdom and the United States.

7.   UBS                         1.4%
     Provides banking, asset management, corporate finance and other investment services in Europe and North America.


8.   LLOYDS TSB                  1.3%
     Provides banking and insurance services primarily in the United Kingdom.


9.   REED INTERNATIONAL          1.3%
     Publishes business, educational, legal and scientific information.


10.  BARCLAYS                    1.2%
     Provides banking and investment-banking services.


+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.


TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                       JUNE 30, 2002     JUNE 30, 2001
United Kingdom              20.3%            21.0%
Japan                       19.1%            19.5%
France                       9.7%             7.0%
Switzerland                  7.7%             5.5%
Netherlands                  5.6%             5.0%

* SUBJECT TO CHANGE DAILY.

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN INTERNATIONAL MAGNUM FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S INTERNATIONAL MAGNUM TEAM. THE TEAM(1) IS LED BY FRANCINE J. BOVICH, MANAGING DIRECTOR. BOVICH HAS MANAGED THE FUND SINCE 1996. THE FOLLOWING DISCUSSION REFLECTS HER VIEWS ON THE FUND'S PERFORMANCE.

(1)  TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q  WHAT WAS THE MARKET ENVIRONMENT OF THE PAST 12 MONTHS?

A The market environment was extremely difficult. In the third quarter of 2001, investors maintained generally pessimistic outlooks that only worsened in the weeks following the September 11 terrorist attacks. Along with the confirmation in the fall that the recession began in March of 2001, geopolitical issues were on the forefront. Accounting irregularities that began at the end of 2001 came to the fore during the first and second quarters of this year. Although these charges of corporate malfeasance were most pronounced within the United States, all global markets, particularly Europe, were affected. The investment environment was tenuous. Investors generally seemed nervous and did not want to commit to the markets. Cyclically sensitive sectors were the most affected by this investor skittishness; defensive sectors did relatively better.

   In the first quarter we saw a limited global recovery, fueled primarily by consumer spending. Consumers remained surprisingly strong throughout the reporting period. We saw some weakness immediately after the September 11 attacks, when consumers held off purchases to see what the environment would bring. Beginning in the fourth quarter and continuing through the current period, the consumer has been strong, helped in part by low interest rates. Many people refinanced their mortgages. More recently, manufacturing began to pick up in both the United States and Europe

Q  HOW DID THE FUND PERFORM, GIVEN THESE MARKET CONDITIONS?

A Absolute performance was disappointing, but we were pleased with the fund's relative performance. The fund returned -9.89 percent for the 12 months ended June 30, 2002. By comparison, the MSCI EAFE Index returned -9.49 percent. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS

WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. THE MSCI EAFE INDEX IS AN UNMANAGED INDEX COMPOSED OF SECURITIES ON STOCK EXCHANGES OF EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. INDEX RETURNS DO NOT REFLECT ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THEY REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q  WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A  For the majority of the period, we believe we were defensively positioned.
We maintained an underweighting to information technology and telecommunication services companies, while having an overweighting to more-defensive sectors such as consumer goods. Going into 2002, we believed that valuations in those sectors had become much more reasonable relative to the last several years, so we sought opportunities to add some exposure to the more cyclical sectors. Although we were able to add what we felt were quality companies to the portfolio, the general environment continued to be difficult as companies' fundamentals were still showing weakness and uncertainty surrounding corporate accounting scandals and the earnings outlooks kept investors at bay. While we did add selectively to some names in those sectors, we remained on the more-defensive side.

From a regional allocation perspective, we added exposure to Japan over the course of the year, which also helped performance. Japan was the single best performing region within the portfolio for the year-to-date 2002.

Q  WHAT FACTORS HELPED PERFORMANCE DURING THIS PERIOD?

A Adding exposure to Japan contributed positively to performance. Stock selection in Japan contributed to performance, specifically in the consumer staples and consumer discretionary sectors. Maintaining an underweighting to financials also added to returns. Valuations in Japan are still at attractive levels, in our opinion; even though over the last several months we've seen a pretty significant rally in the market, they're still at historic lows and we believe they remain attractive relative to other regions. We have seen some signs of an improvement in the business environment. The Bank of Japan's Tankan survey of business confidence has shown an improvement, which is a positive. We've seen improvements in industrial production data over the last several months, and some decrease in inventory levels, which gives us some optimism on Japan.

   Stock selection in Europe was the main contributor to performance, particularly in the consumer staples sector. In a volatile environment such as the past year this is a relatively safe, or defensive, sector. People will always have to buy food and drink, no matter how bad the economy gets or how low the market falls. When the environment is uncertain, defensives have historically had relatively steady performance, which is what we have seen over the past two years. We maintained an underweighting to the information technology and telecommunications services sectors, which also helped fund performance. In terms of countries, stock selection in the United Kingdom, Sweden, Switzerland and France contributed positively to portfolio results.

   The dollar's weakness helped international investors quite a bit, particularly in terms of the euro and the yen. The U.S.-dollar-based investor benefited from the strengths of those international currencies.

Q  WHAT HOLDINGS FELL SHORT OF YOUR EXPECTATIONS?

A Despite the positive results from Japan, our overweighting and stock selection in Japanese materials detracted from performance. Being underweight to Asia ex-Japan for much of the period also detracted from overall results. Stock selection in European materials and an overweight to European health care hurt overall returns.

Q  WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A We believe valuations in Europe have fallen back to relatively more attractive levels, especially when compared to the bubble days of 1999. Still, the European markets are strongly correlated to the U.S. markets, and so everything that has been happening on this side of the Atlantic has affected the markets on the other side. Even though our recent corporate scandals and accounting irregularities haven't been as present on that continent, the markets there have suffered as a result. We expect Europe to continue to outperform the United States, because its valuations never grew as high and they never fell as low. The range of activity is a little bit smaller and we believe the valuation picture is more attractive.

Given the drop in the market over the last six to 12 months we are looking for opportunities to add selectively in the less-defensive areas on a stock-by-stock basis. We're focusing on companies with strong balance sheets, good cash flow, strong management and robust opportunities. If we think they're undervalued by the market, we will add them to our portfolio. Now and going forward there are likely to be a number of companies that we wouldn't have held before because their fundamentals and their valuations were just not in line with our thinking, but now that they've been brought down several notches they could represent value. We think that the dollar most likely will continue to weaken, so we don't anticipate hedging our exposure to the international market.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS


A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CURRENCY HEDGING: A technique used to offset the risks associated with the changing value of currency.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical industries include housing, automobiles and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include, among others, the utility, grocery, and pharmaceutical industries.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their liquid assets in bonds, cash equivalents and stocks that are less volatile than average.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period, loosely defined as two consecutive quarters, of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                 SHARES          VALUE
COMMON STOCKS  81.8%
AUSTRALIA  2.0%
Australia and New Zealand Banking Group Ltd.                10,000       $  108,709
BHP Billiton Ltd.                                           28,378          164,722
Commonwealth Bank of Australia                              12,700          235,683
CSL Ltd.                                                     3,750           68,006
Foster's Group Ltd.                                         49,600          131,934
MIM Holdings Ltd.                                          116,900           85,643
National Australia Bank Ltd.                                13,300          265,331
News Corp., Ltd.                                            29,940          163,328
Qantas Airways Ltd.                                         41,300          107,063
Rio Tinto Ltd.                                              10,200          192,680
Westpac Banking Corp., Ltd.                                 20,150          184,414
WMC Ltd.                                                    16,250           83,243
                                                                         ----------
                                                                          1,790,756
                                                                         ----------
BELGIUM  0.7%
Fortis (a)                                                  16,179          346,280
Solvay S.A.                                                  3,777          273,085
                                                                         ----------
                                                                            619,365
                                                                         ----------
DENMARK  0.5%
Danisco A/S                                                  8,929          327,742
Danske Bank A/S                                              9,500          175,618
                                                                         ----------
                                                                            503,360
                                                                         ----------
FINLAND  1.4%
Nokia Oyj                                                   56,224          826,407
Sampo Oyj, Class A                                          54,468          426,769
                                                                         ----------
                                                                          1,253,176
                                                                         ----------
FRANCE  9.7%
Aventis S.A.                                                29,341        2,087,954
BNP Paribas S.A.                                             3,173          176,231
Cap Gemini S.A.                                              2,637          105,269
Carrefour S.A.                                               5,709          310,288
Compagnie de Saint-Gobain                                    7,728          348,357
Credit Agricole S.A.                                        18,170          405,473
Groupe Danone                                                3,641          502,671
JC Decaux S.A. (a)                                          12,709          172,685
L'Oreal S.A.                                                 3,355          262,872
LVMH Moet-Hennessy Louis Vuitton S.A.                        2,605          131,766


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                            MARKET
DESCRIPTION                                                SHARES           VALUE
FRANCE (CONTINUED)
Neopost S.A. (a)                                            10,914       $  436,227
Pernod-Ricard                                                1,910          187,918
Sanofi-Synthelabo S.A.                                       2,703          165,139
Schneider Electric S.A.                                      6,658          359,555
Sodexho Alliance S.A.                                        1,217           46,350
STMicroelectronics N.V.                                      2,980           74,628
TotalFinaElf S.A., Class B                                  15,631        2,548,665
Union du Credit-Bail Immobilier                              4,612          285,886
Vivendi Environnement                                        4,028          124,843
Vivendi Environnement (a)                                    2,100           45,571
                                                                         ----------
                                                                          8,778,348
                                                                         ----------
GERMANY  2.6%
Allianz AG                                                   1,432          288,028
Deutsche Bank AG (Registered)                               10,175          709,942
Deutsche Post AG (Registered)                               25,138          320,374
Muenchener Rueckversicherungs-
   Gesellschaft AG (Registered)                              3,969          942,781
SAP AG                                                         635           62,979
                                                                         ----------
                                                                          2,324,104
                                                                         ----------
HONG KONG  1.9%
Asia Satellite Telecommunications Holdings Ltd.             31,400           51,931
Cheung Kong Holdings Ltd.                                   22,100          184,168
China Mobile Ltd. (a)                                       43,100          127,643
Esprit Holdings Ltd.                                        60,000          115,001
Henderson Land Development Co., Ltd.                        34,000          141,232
Hong Kong Electric Holdings Ltd.                            26,000           97,167
Hutchison Whampoa Ltd.                                      26,870          200,665
Johnson Electric Holdings                                   97,000          115,033
Li & Fung Ltd.                                             126,400          170,155
New World Development Co., Ltd.                            262,000          208,258
SmarTone Telecommunications Holdings Ltd. (a)              132,400          149,375
Sun Hung Kai Properties Ltd.                                25,700          195,222
                                                                         ----------
                                                                          1,755,850
                                                                         ----------
ITALY  3.7%
ENI S.p.A.                                                  64,123        1,023,915
Mediaset S.p.A.                                             15,212          118,284
Mondadori (Arnoldo) Editore S.p.A.                          25,700          171,033
Parmalat Finanziaria S.p.A.                                 97,556          302,846
Snam Rete Gas                                              170,602          505,917
Telecom Italia S.p.A.                                       39,814          313,136
Telecom Italia S.p.A. RNC                                   47,602          253,527
TIM S.p.A.                                                  37,401          153,941
UniCredito Italiano S.p.A.                                 102,322          464,792
                                                                         ----------
                                                                          3,307,391
                                                                         ----------


                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
JAPAN  19.1%
Amada Co., Ltd.                                             48,000       $  233,168
Canon, Inc.                                                 13,000          492,371
Casio Computer Co., Ltd.                                    41,000          200,878
Dai Nippon Printing Co., Ltd.                               19,000          252,740
Daicel Chemical Industries Ltd.                             74,000          253,050
Daifuku Co., Ltd.                                           57,000          238,761
Daikin Industries Ltd.                                      23,000          422,098
Denki Kagaku Kogyo K.K.                                     79,000          252,314
East Japan Railway Co.                                          73          342,402
FamilyMart Co., Ltd.                                        12,600          305,506
Fuji Machine Manufacturing Co.                              13,700          213,051
Fuji Photo Film Co.                                         14,000          452,991
Fujitec Co., Ltd.                                           18,000           88,792
Fujitsu Ltd.                                                54,000          377,442
Furukawa Electric Co., Ltd.                                 38,000          145,830
Hitachi Capital Corp.                                       24,600          329,083
Hitachi Ltd.                                                60,000          388,780
House Foods Corp.                                           14,000          136,951
Kaneka Corp.                                                48,000          335,103
Kurita Water Industries Ltd.                                23,000          283,642
Kyocera Corp.                                                5,100          373,103
Kyudenko Co., Ltd.                                          17,000           64,529
Lintec Corp.                                                20,000          151,331
Matsushita Electric Industrial Co., Ltd.                    35,000          478,450
Minebea Co., Ltd.                                           46,000          270,758
Mitsubishi Chemical Corp.                                   79,000          184,282
Mitsubishi Corp.                                            41,000          297,203
Mitsubishi Estate Co., Ltd.                                 44,000          360,520
Mitsubishi Heavy Industries Ltd.                            93,000          282,254
Mitsubishi Logistics Corp.                                  14,000           95,280
Mitsubishi Tokyo Finance Group, Inc.                             5           33,778
Mitsumi Electric Co., Ltd.                                  20,000          315,204
Nagase & Co., Ltd.                                          22,000          105,213
NEC Corp.                                                   46,000          320,756
Nifco, Inc.                                                 21,000          208,762
Nintendo Co., Ltd.                                           3,900          575,519
Nippon Meat Packers, Inc.                                   17,000          213,486
Nippon Telegraph & Telephone Corp.                              96          395,703
Nissan Motor Co., Ltd.                                      68,000          471,887
Nissei Sangyo Co., Ltd.                                      6,000           85,080
Nissha Printing Co., Ltd.                                    8,000           48,225
Nisshinbo Industries                                        26,000          121,082
Obayashi Corp.                                              66,000          187,618
Ono Pharmaceutical Co., Ltd.                                10,000          357,845

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
JAPAN (CONTINUED)
Ricoh Co., Ltd.                                             27,000       $  468,417
Rinnai Corp.                                                 7,500          169,307
Rohm Co., Ltd.                                               1,500          224,364
Ryosan Co., Ltd.                                            13,300          154,567
Sangetsu Co., Ltd.                                           3,000           48,610
Sanki Engineering Co., Ltd.                                  7,000           33,652
Sankyo Co., Ltd.                                            24,000          327,077
Sanwa Shutter Corp.                                         45,000          136,198
Sekisui Chemical Co., Ltd.                                  43,000          147,402
Sekisui House Co., Ltd.                                     34,000          250,441
Shin-Etsu Polymer Co., Ltd.                                 38,000          135,663
Sony Corp.                                                   9,500          502,780
Suzuki Motor Co., Ltd.                                      30,000          370,971
TDK Corp.                                                    6,300          298,131
Toho Co., Ltd.                                               4,000           45,951
Tokyo Electric Power Co., Inc.                              16,500          340,057
Toshiba Corp. (a)                                          105,000          428,410
Toyota Motor Corp.                                          17,800          473,258
Tsubakimoto Chain Co.                                       72,000          215,509
Yamaha Corp.                                                26,000          253,468
Yamanouchi Pharmaceutical Co., Ltd.                         16,000          416,036
                                                                        -----------
                                                                         17,183,090
                                                                        -----------
NETHERLANDS  5.6%
Akzo Nobel N.V.                                              7,447          325,646
Buhrmann N.V.                                               35,205          326,118
CSM N.V., CVA                                               13,612          328,464
Gucci Group N.V.                                             3,226          303,957
Heineken N.V.                                                4,336          191,112
IHC Caland N.V.                                              7,284          437,429
ING Groep N.V.                                              26,573          685,233
Koninklijke (Royal) Philips Electronics N.V.                27,320          766,003
Koninklijke Ahold N.V.                                      15,871          335,280
Royal KPN N.V. (a)                                         129,873          610,550
Unilever N.V., CVA                                           5,660          372,181
Vedior N.V., CVA                                            23,546          326,941
                                                                        -----------
                                                                          5,008,914
                                                                        -----------
NORWAY  0.9%
Gjensidige NOR Sparebank                                     7,520          278,871
Statoil ASA                                                 26,232          234,449
Telenor ASA                                                 74,360          263,853
                                                                        -----------
                                                                            777,173
                                                                        -----------


                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
PORTUGAL  0.3%
Brisa Auto-Estradas de Portugal, S.A. (a)                   23,700      $   133,983
Portugal Telecom S.A.                                       19,275          136,686
                                                                        -----------
                                                                            270,669
                                                                        -----------
SINGAPORE  1.3%
CapitaLand Ltd.                                            109,000           94,356
Chartered Semiconductor Manufacturing Ltd. (a)              48,000           97,768
City Developments Ltd.                                       8,900           28,702
DBS Group Holdings Ltd.                                     22,564          158,304
Oversea-Chinese Banking Corp., Ltd.                         13,800           91,352
SembCorp Logistics Ltd.                                     55,000           68,771
Singapore Airlines Ltd.                                     10,000           72,987
Singapore Press Holdings Ltd.                                9,000          101,332
United Overseas Bank Ltd. (Foreign)                         28,120          202,056
Venture Manufacturing Ltd.                                  28,000          223,373
                                                                        -----------
                                                                          1,139,001
                                                                        -----------
SPAIN  2.1%
Amadeus Global Travel Distribution S.A., Class A            83,558          537,016
Banco Popular Espanol S.A.                                   7,558          335,597
Endesa S.A.                                                 16,748          244,343
Gas Natural SDG S.A.                                         6,406          123,893
Telefonica S.A. (a)                                         81,684          688,620
                                                                        -----------
                                                                          1,929,469
                                                                        -----------
SWEDEN  2.0%
Assa Abloy AB, Class B                                      12,216          172,759
ForeningsSparbanken AB, Class A                             18,768          238,773
Nordea AB                                                   76,437          417,365
Svenska Handelsbanken, Class A                              41,228          632,573
Swedish Match AB                                            43,810          363,604
                                                                        -----------
                                                                          1,825,074
                                                                        -----------
SWITZERLAND  7.7%
Adecco S.A.(Registered)                                      2,672          159,501
Cie Financiere Richemont AG, Class A                        16,896          386,204
Converium Holding AG (a)                                     6,150          319,357
Holcim Ltd., Class B                                         1,453          335,066
Kaba Holdings AG, Class B (Registered)                       1,253          270,754
Nestle S.A. (Registered)                                     8,202        1,921,868
Novartis AG                                                 19,528          863,061
Roche Holding AG Bearer                                        520           59,518
Roche Holding AG Genusss                                     7,525          571,654
Schindler Holding AG (Registered)                            1,800          328,179
Syngenta AG (Registered)                                     7,058          426,321
UBS AG (a)                                                  25,678        1,297,858
                                                                        -----------
                                                                          6,939,341
                                                                        -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                            MARKET
DESCRIPTION                                                SHARES           VALUE
UNITED KINGDOM  20.3%
Allied Domecq plc                                          140,686      $   926,929
Amvescap plc                                                26,901          220,186
ARM Holdings plc (a)                                        21,958           49,093
Aviva plc                                                   63,371          511,903
BAE Systems plc                                             77,125          395,653
Barclays plc                                               123,363        1,042,794
BOC Group plc                                               10,222          159,509
BP plc                                                      76,564          646,027
British American Tobacco plc                                58,086          627,097
Cadbury Schweppes plc                                       79,339          597,152
Centrica plc                                                56,489          175,604
Compass Group plc                                           35,387          215,676
GlaxoSmithKline plc                                        114,360        2,483,275
GUS plc                                                     33,901          312,784
Hays plc                                                   294,999          695,690
HMV Group plc, 144A-Private Placement (a,b)                 39,934           97,539
HSBC Holdings plc                                           60,550          699,597
Imperial Tobacco Group plc                                  10,410          165,312
Invensys plc                                                55,800           76,050
Lattice Group plc                                           65,971          172,752
Lloyds TSB Group plc                                       114,804        1,148,007
PHS Group plc                                              132,600          198,996
Reckitt Benckiser plc                                        9,730          175,373
Reed International plc                                     118,020        1,126,851
Rentokil Initial plc                                       144,216          589,657
Rolls-Royce plc                                             64,713          160,539
Sainsbury (J) plc                                           31,288          170,570
Scottish & Southern Energy plc                              17,301          171,945
Shell Transport & Trading Co., plc                         206,680        1,566,672
Smiths Group plc                                            13,890          181,224
SSL International plc                                       56,634          310,162
Vodafone Group plc                                       1,045,562        1,441,009
William Hill plc (a)                                        84,400          342,502
WPP Group plc                                               48,515          411,586
                                                                        -----------
                                                                         18,265,715
                                                                        -----------
TOTAL COMMON STOCKS  81.8%
    (Cost $70,726,059)                                                   73,670,796
                                                                        -----------

PREFERRED STOCKS  0.3%
GERMANY  0.3%
Fresenius AG
    (Cost $432,740)                                          5,294          267,782
                                                                        -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                           MARKET
DESCRIPTION                                                                VALUE
TOTAL LONG-TERM INVESTEMENTS 82.1%
    (Cost $71,158,799)                                                  $73,938,578
                                                                        -----------

REPURCHASE AGREEMENT  13.5%
J.P. Morgan Securities Inc. ($12,232,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    06/28/02, to be sold on 07/01/02 at $12,233,784)
    (Cost $12,232,000)                                                   12,232,000
                                                                        -----------

TOTAL INVESTMENTS  95.6%
    (Cost $83,390,799)                                                   86,170,578

FOREIGN CURRENCY  0.4%
    (Cost $363,653)                                                         371,104

OTHER ASSETS IN EXCESS OF LIABILITIES  4.0%                               3,562,298
                                                                        -----------

NET ASSETS  100%                                                        $90,103,980
                                                                        ===========

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b) 144A SECURITIES ARE THOSE WHICH ARE EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY ONLY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.

CVA  CERTIFICATEN VAN AANDELEN


          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         MARKET         PERCENT OF
INDUSTRY                                                  VALUE         NET ASSETS
Financials                                             $14,871,081          16.5%
Industrials                                             10,191,863          11.3
Consumer Discretionary                                   9,761,600          10.8
Consumer Staples                                         8,857,157           9.8
Health Care                                              7,977,507           8.8
Energy                                                   6,019,727           6.7
Information Technology                                   5,802,369           6.5
Telecommunication Services                               4,585,976           5.1
Materials                                                3,914,777           4.4
Utilities                                                1,956,521           2.2
                                                       -----------          ----
                                                       $73,938,578          82.1%
                                                       ===========          ====

+  CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002

ASSETS:
Total Investments, including repurchase agreement of $12,232,000
  (Cost $83,390,799)                                                   $ 86,170,578
Foreign Currency (Cost $363,653)                                            371,104
Cash                                                                            347
Margin Deposit on Futures Contracts                                         232,378
Receivables:
  Fund Shares Sold                                                        8,763,440
  Investments Sold                                                          828,560
  Foreign Withholding Tax Reclaim                                           174,207
  Dividends                                                                  78,061
  Interest                                                                    1,784
Unrealized Gain on Foreign Currency Exchange Contracts                       52,013
Other                                                                        29,208
                                                                       ------------
    Total Assets                                                         96,701,680
                                                                       ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased                                                 5,483,670
  Investments Purchased                                                     786,486
  Distributor and Affiliates                                                 72,799
  Investment Advisory Fee                                                    67,033
  Administrative Fee                                                         17,601
  Directors' Fee                                                              1,566
Accrued Expenses                                                             98,080
Directors' Deferred Compensation and Retirement Plans                        70,465
                                                                       ------------
    Total Liabilities                                                     6,597,700
                                                                       ------------
NET ASSETS                                                             $ 90,103,980
                                                                       ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with
  2,625,000,000 shares authorized)                                     $107,973,984
Net Unrealized Appreciation on Investments and
  Foreign Currency Translations                                           2,891,315
Accumulated Undistributed Net Investment Income                              23,693
Accumulated Net Realized Loss                                           (20,785,012)
                                                                       ------------
NET ASSETS                                                             $ 90,103,980
                                                                       ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $51,760,850 and 4,657,511 shares of beneficial interest
    issued and outstanding)                                            $      11.11
    Maximum sales charge (5.75%* of offering price)                            0.68
                                                                       ============
    Maximum offering price to public                                   $      11.79
                                                                       ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $30,248,034 and 2,781,952 shares of beneficial interest issued
    and outstanding)                                                   $      10.87
                                                                       ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $8,095,096 and 741,264 shares of beneficial interest
    issued and outstanding)                                            $      10.92
                                                                       ============

*  ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.


                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $141,126)               $  1,475,716
Interest                                                                    192,176
                                                                       ------------
    Total Income                                                          1,667,892
                                                                       ------------
EXPENSES:
Investment Advisory Fee                                                     731,274
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
  and C of $122,225, $333,661 and $91,518, respectively)                    547,404
Administrative Fee                                                          230,435
Custody                                                                     153,825
Shareholder Reports                                                         106,311
Shareholder Services                                                         40,699
Legal                                                                        18,822
Directors' Fees and Related Expenses                                         13,867
Other                                                                        71,593
                                                                       ------------
    Total Expenses                                                        1,914,230
    Investment Advisory Fee Reduction                                       (86,158)
                                                                       ------------
    Net Expenses                                                          1,828,072
                                                                       ------------
NET INVESTMENT LOSS                                                    $   (160,180)
                                                                       ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                          $(10,737,469)
  Foreign Currency Transactions                                             548,312
  Futures                                                                (1,116,071)
                                                                       ------------
Net Realized Loss                                                       (11,305,228)
                                                                       ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                  (614,812)
  End of the Period:
    Investments                                                           2,779,779
    Foreign Currency Translations                                            83,253
    Futures                                                                  28,283
                                                                       ------------
                                                                          2,891,315
                                                                       ------------
Net Unrealized Appreciation During the Period                             3,506,127
                                                                       ------------
NET REALIZED AND UNREALIZED LOSS                                       $ (7,799,101)
                                                                       ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                             $ (7,959,281)
                                                                       ============



SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2002    JUNE 30, 2001
                                                         -------------    -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss                               $    (160,180)   $      84,739
Net Realized Loss                                          (11,305,228)      (8,106,280)
Net Unrealized Appreciation/Depreciation During
   the Period                                                3,506,127      (18,217,878)
                                                         -------------    -------------
Change in Net Assets from Operations                        (7,959,281)     (26,239,419)
                                                         -------------    -------------
Distributions from Net Realized Gain:
Class A Shares                                                     -0-         (653,940)
Class B Shares                                                     -0-         (540,153)
Class C Shares                                                     -0-         (149,019)
                                                         -------------    -------------
Total Distributions                                                -0-       (1,343,112)
                                                         -------------    -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES         (7,959,281)     (27,582,531)
                                                         -------------    -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                  359,206,221      342,283,026
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                    -0-        1,205,599
Cost of Shares Repurchased                                (391,650,719)    (318,905,183)
                                                         -------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS         (32,444,498)      24,583,442
                                                         -------------    -------------
TOTAL DECREASE IN NET ASSETS                               (40,403,779)      (2,999,089)
NET ASSETS :
Beginning of the Period                                    130,507,759      133,506,848
                                                         -------------    -------------
End of the Period (Including accumulated undistributed
   net investment income of $23,693 and
   $(365,199), respectively)                             $  90,103,980    $ 130,507,759
                                                         =============    =============


                                              SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                                YEAR ENDED JUNE 30,
                                     ---------------------------------------------------------------------
                                      2002(a)        2001(a)        2000(a)       1999(a)        1998(a)
                                     ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF THE PERIOD                      $ 12.34        $ 15.58        $ 13.57       $ 14.85        $ 13.91
                                      -------        -------        -------       -------        -------
   Net Investment Income                 0.02           0.07           0.04          0.05           0.17
   Net Realized and Unrealized
      Gain/Loss                         (1.25)         (3.16)          1.97         (0.91)          0.96
                                      -------        -------        -------       -------        -------
Total from Investment Operations        (1.23)         (3.09)          2.01         (0.86)          1.13
                                      -------        -------        -------       -------        -------
Less:
   Distributions from
      Net Investment Income               -0-            -0-            -0-         (0.26)         (0.18)
   Distributions from
      Net Realized Gain                   -0-          (0.15)           -0-         (0.16)         (0.01)
                                      -------        -------        -------       -------        -------
Total Distributions                       -0-          (0.15)           -0-         (0.42)         (0.19)
                                      -------        -------        -------       -------        -------
NET ASSET VALUE, END OF THE
   PERIOD                             $ 11.11        $ 12.34        $ 15.58       $ 13.57        $ 14.85
                                      =======        =======        =======       =======        =======
Total Return* (b)                       -9.89%        -20.00%         14.81%        -5.54%          8.32%
Net Assets at End of the Period
   (In millions)                      $  51.8        $  77.1        $  62.7       $  45.6        $  66.8
Ratio of Expenses to Average
   Net Assets*                           1.65%          1.60%          1.65%         1.65%          1.65%
Ratio of Net Investment
   Income to Average
   Net Assets*                           0.18%          0.47%          0.26%         0.37%          1.19%
Portfolio Turnover                         62%            41%            66%           70%            35%

*IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
   Net Assets                            1.75%           N/A           1.68%         1.71%          1.82%
Ratio of Net Investment Income
   to Average Net Assets                 0.08%           N/A           0.23%         0.33%          1.02%

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                              YEAR ENDED JUNE 30,
                                     ---------------------------------------------------------------------
                                      2002(a)       2001(a)       2000(a)       1999(a)       1998(a)
                                     ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF THE PERIOD                      $12.12        $15.35        $13.47        $14.72        $13.84
   Net Investment Income/Loss          (0.06)        (0.05)        (0.08)        (0.04)         0.05
   Net Realized and Unrealized
      Gain/Loss                        (1.19)        (3.03)         1.96         (0.90)         0.97
                                      ------        ------        ------        ------        ------
Total from Investment Operations       (1.25)        (3.08)         1.88         (0.94)         1.02
                                      ------        ------        ------        ------        ------
Less:
   Distributions from
      Net Investment Income              -0-           -0-           -0-         (0.15)        (0.13)
   Distributions from
      Net Realized Gain                  -0-         (0.15)          -0-         (0.16)        (0.01)
                                      ------        ------        ------        ------        ------
Total Distributions                      -0-         (0.15)          -0-         (0.31)        (0.14)
                                      ------        ------        ------        ------        ------
NET ASSET VALUE, END OF THE
   PERIOD                             $10.87        $12.12        $15.35        $13.47        $14.72
                                      ======        ======        ======        ======        ======
Total Return* (b)                     -10.24%       -20.28%        14.12%        -6.28%         7.55%
Net Assets at End of the Period
   (In millions)                      $ 30.2        $ 40.3        $ 55.6        $ 48.1        $ 51.5
Ratio of Expenses to Average
   Net Assets*                          2.40%         2.35%         2.40%         2.40%         2.40%
Ratio of Net Investment
   Income/Loss to Average
   Net Assets*                         (0.57)%       (0.34)%       (0.55)%       (0.33)%        0.40%
Portfolio Turnover                        62%           41%           66%           70%           35%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
Net Assets                              2.50%          N/A          2.43%         2.46%         2.57%

Ratio of Net Investment
Income/Loss to Average
Net Assets                             (0.67)%         N/A         (0.58)%       (0.37)%        0.23%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE


                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                                       YEAR ENDED JUNE 30,
                                     -----------------------------------------------------------------------------------
                                       2002(a)           2001(a)           2000(a)           1999(a)           1998(a)
                                     -----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF THE PERIOD                      $  12.18          $  15.43          $  13.52          $  14.78          $  13.83
                                      --------          --------          --------          --------          --------
   Net Investment Income/Loss            (0.07)            (0.05)            (0.09)            (0.03)             0.05
   Net Realized and Unrealized
      Gain/Loss                          (1.19)            (3.05)             2.00             (0.92)             0.99
                                      --------          --------          --------          --------          --------
Total from Investment Operations         (1.26)            (3.10)             1.91             (0.95)             1.04
                                      --------          --------          --------          --------          --------
Less:
   Distributions from
      Net Investment Income                -0-               -0-               -0-             (0.15)            (0.08)
   Distributions from
      Net Realized Gain                    -0-             (0.15)              -0-             (0.16)            (0.01)
                                      --------          --------          --------          --------          --------
Total Distributions                        -0-             (0.15)              -0-             (0.31)            (0.09)
                                      --------          --------          --------          --------          --------
NET ASSET VALUE, END OF THE
   PERIOD                             $  10.92          $  12.18          $  15.43          $  13.52          $  14.78
                                      ========          ========          ========          ========          ========
Total Return* (b)                       -10.27%           -20.26%            14.13%            -6.25%             7.55%
Net Assets at End of the Period
   (In millions)                      $   8.1           $  13.1           $   15.2          $  14.2           $   15.5
Ratio of Expenses to Average
   Net Assets*                           2.40%             2.35%              2.40%            2.40%              2.40%
Ratio of Net Investment
   Income/Loss to Average
   Net Assets*                          (0.59)%           (0.35)%            (0.58)%          (0.26)%             0.36%
Portfolio Turnover                         62%               41%                66%              70%                35%

*IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
   Net Assets                            2.50%              N/A               2.43%            2.46%              2.56%
Ratio of Net Investment
   Income/Loss to Average
   Net Assets                           (0.69)%             N/A              (0.61)%          (0.30)%             0.20%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen International Magnum Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE Index country weightings determined by the Fund's investment adviser. The Fund commenced operations on July 1, 1996.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $12,886,360, which will expire between June 30, 2009 and June 30, 2010.

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                                   $87,862,699
                                                                       ===========
Gross tax unrealized appreciation                                      $ 6,521,810
Gross tax unrealized depreciation                                       (8,213,931)
                                                                       -----------
Net tax unrealized depreciation on investments                         $(1,692,121)
                                                                       ===========

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during 2002 and 2001 was as follows:

                                                             2002          2001
Distributions paid from:
   Long-term capital gain                                 $      -0-    $1,343,112
                                                          ==========    ==========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to the sale of Passive Foreign Investment Company securities totaling $760 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference related to net realized gains on foreign currency transactions totaling $548,312 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income.

     As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

   Undistributed ordinary income                                          $221,017
                                                                          ========

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

F.  FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS

The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                                  % PER ANNUM
First $500 million                                                           0.80%
Next $500 million                                                            0.75%
Over $1 billion                                                              0.70%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Adviser voluntarily waived $86,158 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $2,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $15,900, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $40,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $27,643 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $70.

3.  CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $59,990,526, $38,767,960 and $9,215,498 for
Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                       SHARES           VALUE
  Sales:
   Class A                                           30,441,282     $ 344,266,540
   Class B                                              309,882         3,476,870
   Class C                                              994,874        11,462,811
                                                    -----------     -------------
  Total Sales                                        31,746,038     $ 359,206,221
                                                    ===========     =============
  Repurchases:
   Class A                                          (32,036,288)    $(366,986,920)
   Class B                                             (852,774)       (9,289,081)
   Class C                                           (1,325,249)      (15,374,718)
                                                    -----------     -------------
  Total Repurchases                                 (34,214,311)    $(391,650,719)
                                                    ===========     =============

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

At June 30, 2001, capital aggregated $82,710,906, $44,580,171 and $13,127,405 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                       SHARES           VALUE
  Sales:
   Class A                                           24,278,281     $ 315,058,316
   Class B                                              635,691         8,788,042
   Class C                                            1,413,994        18,436,668
                                                    -----------     -------------
  Total Sales                                        26,327,966     $ 342,283,026
                                                    ===========     =============
  Dividend Reinvestment:
   Class A                                               43,526     $     599,350
   Class B                                               34,877           471,888
   Class C                                                9,879           134,361
                                                    -----------     -------------
  Total Dividend Reinvestment                            88,282     $   1,205,599
                                                    ===========     =============
  Repurchases:
   Class A                                          (22,092,415)    $(288,332,330)
   Class B                                             (965,256)      (12,873,169)
   Class C                                           (1,339,687)      (17,699,684)
                                                    -----------     -------------
  Total Repurchases                                 (24,397,358)    $(318,905,183)
                                                    ===========     =============

     Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                     CHARGE AS A PERCENTAGE OF DOLLAR
                                                         AMOUNT SUBJECT TO CHARGE
                                                     --------------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First                                                       5.00%         1.00%
Second                                                      4.00%         None
Third                                                       3.00%         None
Fourth                                                      2.50%         None
Fifth                                                       1.50%         None
Thereafter                                                   None         None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $27,100 and CDSC on redeemed shares of Classes B and C of approximately $126,800. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


4.  INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $52,375,283 and sales of $68,595,416 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $273,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $63,500.

6.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


     At June 30, 2002, the Fund has outstanding forward foreign currency contracts as follows:

                                                        CURRENT      UNREALIZED
FORWARD FOREIGN CURRENCY CONTRACTS                       VALUE      APPRECIATION
LONG CONTRACTS:
Euro, 1,049,000 expiring 9/12/02                       $1,037,024      $52,013
                                                       ==========      =======

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in foreign futures and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the year the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

     Transactions in futures contracts for the year ended June 30, 2002, were as follows:

                                                                        CONTRACTS
Outstanding at June 30, 2001                                                 86
Futures Opened                                                            1,198
Futures Closed                                                           (1,250)
                                                                         ------
Outstanding at June 30, 2002                                                 34
                                                                         ======

     The futures contracts outstanding as of June 30, 2002, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                       UNREALIZED
LONG CONTRACTS:                                           CONTRACTS   APPRECIATION
DJ Euro Index - September 2002
   (Current notional value $3,157 per contract)              32         $26,033
Hang Seng Index - July 2002
   (Current notional value $10,610 per contract)              2           2,250
                                                             --         -------
                                                             34         $28,283
                                                             ==         =======

REPORT OF INDEPENDENT AUDITORS



To the Board of Directors and
Shareholders of Van Kampen
International Magnum Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen International Magnum Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen International Magnum Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

                             VAN KAMPEN INVESTMENTS



THE VAN KAMPEN FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income New York
   Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
   vankampen.com --
   to view a prospectus, select   [ILLUSTRATION OF COMPUTER]
   DOWNLOAD PROSPECTUS

-  call us at (800) 847-2424
   Telecommunications
   Device for the Deaf (TDD)      [ILLUSTRATION OF TELEPHONE]
   users, call (800) 421-2833.

-  e-mail us by visiting
   vankampen.com and
   selecting CONTACT US           [ILLUSTRATION OF ENVELOPES]



 * Closed to new investors
** Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN INTERNATIONAL MAGNUM FUND



BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY


INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
Management Inc.
1221 Avenue of the Americas
New York, New York 10020


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


CUSTODIAN

JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245


DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601





For federal income tax purposes, the following is furnished with respect to potential distributions to be paid by the Fund during the remainder of calendar year 2002. During the taxable year ended June 30, 2002, the Fund did not pay distributions. Provided the Fund makes a distribution in December 2002, the Fund intends to pass through foreign tax credits of $141,126 and has derived gross income from sources within foreign countries amounting to $1,616,843.**

 * "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.
**   THIS INFORMATION IS UNAUDITED.

DIRECTOR AND OFFICER INFORMATION


The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.



INDEPENDENT DIRECTORS:

                                                                                         NUMBER OF
                                           TERM OF                                       FUNDS IN
                                          OFFICE AND                                       FUND
                              POSITION(S) LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND       SERVED    DURING PAST 5 YEARS               BY DIRECTOR  HELD BY DIRECTOR
J. Miles Branagan (70)        Director    Director    Private investor.                     57
1632 Morning Mountain Road                since 1997  Trustee/Director of funds in
Raleigh, NC 27614                                     the Fund Complex. Co-founder,
                                                      and prior to August 1996,
                                                      Chairman, Chief Executive
                                                      Officer and President, MDT
                                                      Corporation (now known as
                                                      Getinge/Castle, Inc., a
                                                      subsidiary of Getinge
                                                      Industrier AB), a company which
                                                      develops, manufactures, markets
                                                      and services medical and
                                                      scientific equipment.

                                                                                         NUMBER OF
                                           TERM OF                                       FUNDS IN
                                          OFFICE AND                                       FUND
                              POSITION(S) LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND       SERVED    DURING PAST 5 YEARS               BY DIRECTOR  HELD BY DIRECTOR
Jerry D. Choate (63)          Director    Director    Trustee/Director of funds in          57       Director of Amgen
53 Monarch Bay Drive                      since       the Fund Complex. Prior to                     Inc., a
Dana Point, CA 92629                      1999        January 1999, Chairman and                     biotechnological
                                                      Chief Executive Officer of the                 company, and Director
                                                      Allstate Corporation                           of Valero Energy
                                                      ("Allstate") and Allstate                      Corporation, an
                                                      Insurance Company. Prior to                    independent refining
                                                      January 1995, President and                    company.
                                                      Chief Executive Officer of
                                                      Allstate. Prior to August 1994,
                                                      various management positions at
                                                      Allstate.

Linda Hutton Heagy (54)       Director    Director    Regional Managing Partner of          57
Sears Tower                               since       Heidrick & Struggles, an
233 South Wacker Drive                    1997        executive search firm. Trustee/
Suite 7000                                            Director of funds in the Fund
Chicago, IL 60606                                     Complex. Trustee on the
                                                      University of Chicago Hospitals
                                                      Board, Vice Chair of the Board
                                                      of the YMCA of Metropolitan
                                                      Chicago and a member of the
                                                      Women's Board of the University
                                                      of Chicago. Prior to 1997,
                                                      Partner, Ray & Berndtson, Inc.,
                                                      an executive recruiting firm.
                                                      Prior to 1996, Trustee of The
                                                      International House Board, a
                                                      fellowship and housing
                                                      organization for international
                                                      graduate students. Formerly,
                                                      Executive Vice President of ABN
                                                      AMRO, N.A., a Dutch bank
                                                      holding company. Prior to 1992,
                                                      Executive Vice President of La
                                                      Salle National Bank.

                                                                                         NUMBER OF
                                           TERM OF                                       FUNDS IN
                                          OFFICE AND                                       FUND
                              POSITION(S) LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND       SERVED    DURING PAST 5 YEARS               BY DIRECTOR  HELD BY DIRECTOR
R. Craig Kennedy (50)         Director    Director    Director and President, German        57
1744 R Street, N.W.                       since 1997  Marshall Fund of the United
Washington, D.C. 20009                                States, an independent U.S.
                                                      foundation created to deepen
                                                      understanding, promote
                                                      collaboration and stimulate
                                                      exchanges of practical
                                                      experience between Americans
                                                      and Europeans. Trustee/Director
                                                      of funds in the Fund Complex.
                                                      Formerly, advisor to the Dennis
                                                      Trading Group Inc., a managed
                                                      futures and option company that
                                                      invests money for individuals
                                                      and institutions. Prior to
                                                      1992, President and Chief
                                                      Executive Officer, Director and
                                                      member of the Investment
                                                      Committee of the Joyce
                                                      Foundation, a private
                                                      foundation.

Jack E. Nelson (66)           Director    Director    President, Nelson Investment          57
423 Country Club Drive                    since 1997  Planning Services, Inc., a
Winter Park, FL 32789                                 financial planning company and
                                                      registered investment adviser
                                                      in the State of Florida.
                                                      President, Nelson Ivest
                                                      Brokerage Services Inc., a
                                                      member of the National
                                                      Association of Securities
                                                      Dealers, Inc. and Securities
                                                      Investors Protection Corp.
                                                      Trustee/Director of funds in
                                                      the Fund Complex.

                                                                                         NUMBER OF
                                           TERM OF                                       FUNDS IN
                                          OFFICE AND                                       FUND
                              POSITION(S) LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND       SERVED    DURING PAST 5 YEARS               BY DIRECTOR  HELD BY DIRECTOR
Suzanne H. Woolsey (60)       Director    Director    Chief Communications Officer of       57       Director of Neurogen
2101 Constitution Ave., N.W.              since       the National Academy of                        Corporation, a
Room 285                                  1999        Sciences/National Research                     pharmaceutical
Washington, D.C. 20418                                Council, an independent,                       company, since
                                                      federally chartered policy                     January 1998.
                                                      institution, since 2001 and
                                                      previously Chief Operating
                                                      Officer from 1993-2001.
                                                      Trustee/Director of funds in
                                                      the Fund Complex. Director of
                                                      the Institute for Defense
                                                      Analyses, a federally funded
                                                      research and development
                                                      center, Director of the German
                                                      Marshall Fund of the United
                                                      States, Trustee of Colorado
                                                      College and Vice Chair of the
                                                      Board of the Council for
                                                      Excellence in Government. Prior
                                                      to 1993, Executive Director of
                                                      the Commission on Behavioral
                                                      and Social Sciences and
                                                      Education at the National
                                                      Academy of Sciences/National
                                                      Research Council. From 1980
                                                      through 1989, Partner of
                                                      Coopers & Lybrand.

INTERESTED DIRECTORS:*

                                                                                         NUMBER OF
                                           TERM OF                                       FUNDS IN
                                          OFFICE AND                                       FUND
                              POSITION(S) LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR           FUND       SERVED    DURING PAST 5 YEARS               BY DIRECTOR  HELD BY DIRECTOR
Mitchell M. Merin* (49)       Director    Director    President and Chief Operating         57
1221 Avenue of the Americas               since       Officer of Morgan Stanley
New York, NY 10020                        1999        Investment Management since
                                                      December 1998. President and
                                                      Director since April 1997 and
                                                      Chief Executive Officer since
                                                      June 1998 of Morgan Stanley
                                                      Investment Advisors Inc. and
                                                      Morgan Stanley Services Company
                                                      Inc. Chairman, Chief Executive
                                                      Officer and Director of Morgan
                                                      Stanley Distributors Inc. since
                                                      June 1998. Chairman and Chief
                                                      Executive Officer since
                                                      June 1998, and Director since
                                                      January 1998 of Morgan Stanley
                                                      Trust. Director of various
                                                      Morgan Stanley subsidiaries.
                                                      President of the Morgan Stanley
                                                      Funds since May 1999.
                                                      Trustee/Director of funds in
                                                      the Fund Complex. Previously
                                                      Chief Strategic Officer of
                                                      Morgan Stanley Investment
                                                      Advisors Inc. and Morgan
                                                      Stanley Services Company Inc.
                                                      and Executive Vice President of
                                                      Morgan Stanley Distributors
                                                      Inc. April 1997- June 1998,
                                                      Vice President of the Morgan
                                                      Stanley Funds
                                                      May 1997-April 1999, and
                                                      Executive Vice President of
                                                      Dean Witter, Discover & Co.
                                                      prior to May 1997.

                                                                                         NUMBER OF
                                           TERM OF                                       FUNDS IN
                                          OFFICE AND                                       FUND
                              POSITION(S) LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR           FUND       SERVED    DURING PAST 5 YEARS               BY DIRECTOR  HELD BY DIRECTOR
Richard F. Powers, III* (56)  Director    Director    Chairman, President, Chief            94
1 Parkview Plaza              and         since       Executive Officer, Director and
P.O. Box 5555                 President   1999        Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                            Investments. Chairman, Director
                                                      and Chief Executive Officer of
                                                      the Advisers, the Distributor
                                                      and Van Kampen Advisors Inc.
                                                      since 1998. Managing Director
                                                      of the Advisers, the
                                                      Distributor and Van Kampen
                                                      Advisors Inc. since July 2001.
                                                      Director and Officer of certain
                                                      other subsidiaries of Van
                                                      Kampen Investments. Chief Sales
                                                      and Marketing Officer of Morgan
                                                      Stanley Asset Management Inc.
                                                      Trustee/Director and President
                                                      or Trustee, President and
                                                      Chairman of the Board of funds
                                                      in the Fund Complex. Prior to
                                                      May 1998, Executive Vice
                                                      President and Director of
                                                      Marketing at Morgan Stanley and
                                                      Director of Dean Witter,
                                                      Discover & Co. and Dean Witter
                                                      Realty. Prior to 1996, Director
                                                      of Dean Witter Reynolds Inc.

Wayne W. Whalen* (62)         Director    Director    Partner in the law firm of            94
333 West Wacker Drive                     since 1997  Skadden, Arps, Slate, Meagher &
Chicago, IL 60606                                     Flom (Illinois), legal counsel
                                                      to funds in the Fund Complex.
                                                      Trustee/ Director/Managing
                                                      General Partner of funds in the
                                                      Fund Complex.


* SUCH DIRECTOR IS AN "INTERESTED PERSON" (WITHIN THE MEANING OF
  SECTION 2(a)(19) OF THE 1940 ACT). MR. WHALEN IS AN INTERESTED PERSON OF CERTAIN FUNDS IN THE FUND COMPLEX BY REASON OF HIS FIRM CURRENTLY ACTING AS LEGAL COUNSEL TO SUCH FUNDS IN THE FUND COMPLEX. MESSRS. MERIN AND POWERS ARE INTERESTED PERSONS OF FUNDS IN THE FUND COMPLEX AND THE ADVISERS BY REASON OF THEIR POSITIONS WITH MORGAN STANLEY OR ITS AFFILIATES.

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                        POSITION(S)    LENGTH OF
NAME, AGE AND                            HELD WITH        TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                         FUND          SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)                  Vice President   Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                    since 1998  Investments, and Managing Director and President of the Advisers
45th Floor                                                         and Van Kampen Advisors Inc. Executive Vice President and Chief
Houston, TX 77056                                                  Investment Officer of funds in the Fund Complex. Prior to
                                                                   December 2000, Executive Vice President and Chief Investment
                                                                   Officer of Van Kampen Investments, and President and Chief
                                                                   Operating Officer of the Advisers. Prior to April 2000,
                                                                   Executive Vice President and Chief Investment Officer for Equity
                                                                   Investments of the Advisers. Prior to October 1998, Vice
                                                                   President and Senior Portfolio Manager with AIM Capital
                                                                   Management, Inc. Prior to February 1998, Senior Vice President
                                                                   and Portfolio Manager of Van Kampen American Capital Asset
                                                                   Management, Inc., Van Kampen American Capital Investment
                                                                   Advisory Corp. and Van Kampen American Capital Management, Inc.

Joseph J. McAlinden (59)              Chief            Officer     Managing Director and Chief Investment Officer of Morgan Stanley
1221 Avenue of the Americas           Investment       since 2002  Investment Advisors Inc. and Director of Morgan Stanley Trust
New York, NY 10020                    Officer                      for over 5 years.

                                                        TERM OF
                                                       OFFICE AND
                                        POSITION(S)    LENGTH OF
NAME, AGE AND                            HELD WITH        TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                         FUND          SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)              Vice President   Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of the Americas           and Secretary    since       Director of the Advisers, Van Kampen Advisors Inc., the
New York, NY 10020                                     1999        Distributor, Investor Services and certain other subsidiaries of
                                                                   Van Kampen Investments. Managing Director and General
                                                                   Counsel-Mutual Funds of Morgan Stanley Investment Advisors, Inc.
                                                                   Vice President or Principal Legal Officer and Secretary of funds in the Fund Complex. Prior to July 2001, Managing Director,
                                                                   General Counsel, Secretary and Director of Van Kampen
                                                                   Investments, the Advisers, the Distributor, Investor Services,
                                                                   and certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                                   Secretary and Director of Van Kampen Investments, the Advisers,
                                                                   Van Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to
                                                                   January 1999, Vice President and Associate General Counsel to
                                                                   New York Life Insurance Company ("New York Life"), and prior to
                                                                   March 1997, Associate General Counsel of New York Life. Prior to
                                                                   December 1993, Assistant General Counsel of The Dreyfus
                                                                   Corporation. Prior to August 1991, Senior Associate, Willkie
                                                                   Farr & Gallagher. Prior to January 1989, Staff Attorney at the
                                                                   Securities and Exchange Commission, Division of Investment
                                                                   Management, Office of Chief Counsel.

John R. Reynoldson (49)               Vice President   Officer     Executive Director of the Advisers and Van Kampen Advisors Inc.
1 Parkview Plaza                                       since       Vice President of funds in the Fund Complex. Prior to July 2001,
Oakbrook Terrace, IL 60181                             2000        Principal and Co-head of the Fixed Income Department of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to December 2000,
                                                                   Senior Vice President of the Advisers and Van Kampen Advisors
                                                                   Inc. Prior to May 2000, he managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to
                                                                   June 1999, he managed the government securities bond group for
                                                                   Asset Management. Mr. Reynoldson has been with Asset Management since April 1987.

                                                        TERM OF
                                                       OFFICE AND
                                        POSITION(S)    LENGTH OF
NAME, AGE AND                            HELD WITH        TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                         FUND          SERVED    DURING PAST 5 YEARS
John L. Sullivan (47)                 Vice President,  Officer     Executive Director of Van Kampen Investments, the Advisers and
1 Parkview Plaza                      Chief Financial  since 1997  Van Kampen Advisors Inc. Vice President, Chief Financial Officer
Oakbrook Terrace, IL 60181            Officer                      and Treasurer of funds in the Fund Complex. Head of Fund
                                      and Treasurer                Accounting for Morgan Stanley Investment Management.

John H. Zimmermann, III (44)          Vice President   Officer     Managing Director and Director of Van Kampen Investments, and
Harborside Financial Center                            since       Managing Director, President and Director of the Distributor.
Plaza 2 - 7th Floor                                    2000        Vice President of funds in the Fund Complex. Prior to
Jersey City, NJ 07311                                              December 2000, President of Van Kampen Insurance Agency of
                                                                   Illinois Inc., and Senior Vice President and Director of Van
                                                                   Kampen Investments. From November 1992 to December 1997,
                                                                   Mr. Zimmermann was Senior Vice President of the Distributor.

YOUR NOTES:

VAN KAMPEN
PRIVACY NOTICE


THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING (800) 847-2424.




                                                Van Kampen Funds Inc.
                                                1 Parkview Plaza, P.O. Box 5555
                                                Oakbrook Terrace, IL 60181-5555
                                                www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]


                    Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
                     461,561,661                               Member NASD/SIPC.
                     MSIM ANR 8/02                               6907H02-AP-8/02

Van Kampen
Latin American Fund
ANNUAL REPORT



[PHOTO OF FATHER DAUGHTER SAILBOAT]


JUNE 30, 2002



Privacy Notice information on the back.

[VAN KAMPEN INVESTMENTS LOGO]
GENERATIONS OF EXPERIENCE(TM)

                           TABLE OF CONTENTS

                                    OVERVIEW
                      Letter to Shareholders     1
                           Economic Snapshot     2

                         PERFORMANCE SUMMARY
                           Return Highlights     4
         Performance of a $10,000 Investment     5

                       PORTFOLIO AT A GLANCE
                            Top Ten Holdings     6
                          Top Five Countries     6
            Q&A with Your Portfolio Managers     7
                           Glossary of Terms    11

                              BY THE NUMBERS
                     Your Fund's Investments    12
                        Financial Statements    15
               Notes to Financial Statements    21
              Report of Independent Auditors    29

                      VAN KAMPEN INVESTMENTS
              The Van Kampen Family of Funds    30
  Board of Directors and Important Addresses    31
            Director and Officer Information    32


[SIDENOTE]

YOU HAVE A TIME-TESTED PARTNER IN VAN KAMPEN.



THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.



NOT FDIC INSURED.                MAY LOSE VALUE.              NO BANK GUARANTEE.

OVERVIEW

LETTER TO SHAREHOLDERS

JULY 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.





Sincerely,

/s/RICHARD F. POWERS, III

RICHARD F. POWERS, III
PRESIDENT AND CEO
VAN KAMPEN INVESTMENT ADVISORY CORP.

ECONOMIC SNAPSHOT

THE ECONOMY

OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 2000--MARCH 31, 2002)

[CHART]

         Mar-00                      4.8%
         Jun-00                      5.7%
         Sep-00                      1.3%
         Dec-00                      1.9%
         Mar-01                      1.3%
         Jun-01                      0.3%
         Sep-01                     -1.3%
         Dec-01                      1.7%
         Mar-02                      6.1%


SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(JUNE 30, 2000--JUNE 30, 2002)

[CHART]

                                          INTEREST RATES             INFLATION
         Jun-00                                6.500                   3.7
         Jul-00                                6.500                   3.7
         Aug-00                                6.500                   3.4
         Sep-00                                6.500                   3.5
         Oct-00                                6.500                   3.4
         Nov-00                                6.500                   3.4
         Dec-01                                6.500                   3.4
         Jan-01                                5.500                   3.7
         Feb-01                                5.500                   3.5
         Mar-01                                5.000                   2.9
         Apr-01                                4.500                   3.3
         May-01                                4.000                   3.6
         Jun-01                                3.750                   3.2
         Jul-01                                3.750                   2.7
         Aug-01                                3.500                   2.7
         Sep-01                                3.000                   2.6
         Oct-01                                2.500                   2.1
         Nov-01                                2.000                   1.9
         Dec-01                                1.750                   1.6
         Jan-02                                1.750                   1.1
         Feb-02                                1.750                   1.1
         Mar-02                                1.750                   1.5
         Apr-02                                1.750                   1.6
         May-02                                1.750                   1.2
         Jun-02                                1.750                   1.1


INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY
RETURN HIGHLIGHTS

(AS OF JUNE 30, 2002)

                                                  A SHARES     B SHARES    C SHARES
-------------------------------------------------------------------------------------
One-year total return based on NAV(1)             -18.94%      -19.53%     -19.47%

One-year total return(2)                          -23.63%      -23.55%     -20.27%

Five-year average annual total return(2)           -6.47%       -6.21%      -6.01%

Life-of-Fund average annual total return(2)         2.38%        5.95%       2.38%

Commencement date                                  7/6/94       8/1/95      7/6/94


(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.


(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PERFORMANCE OF A $10,000 INVESTMENT
(JULY 6, 1994--JUNE 30, 2002)

[CHART]

                                                        MSCI EMERGING MARKETS
                                                     FREE LATIN AMERICA INDEX
                  LATIN AMERICAN              IS A BROAD-BASED INDEX COVERING
                            FUND        THE PRIMARY MARKETS OF LATIN AMERICA.+
    7/94                  $9,427                                     $10,000
    9/94                 $12,105                                     $12,794
   12/94                  $9,472                                     $10,009
    3/95                  $6,054                                      $7,315
    6/95                  $7,252                                      $8,612
    9/95                  $8,114                                      $8,865
   12/95                  $7,537                                      $8,499
    3/96                  $8,737                                      $8,887
    6/96                 $10,105                                      $9,815
    9/96                 $10,665                                      $9,874
   12/96                 $11,107                                     $10,109
    3/97                 $12,871                                     $11,599
    6/97                 $15,897                                     $14,028
    9/97                 $17,003                                     $14,600
   12/97                 $15,506                                     $12,974
    3/98                 $16,127                                     $12,908
    6/98                 $13,136                                     $10,245
    9/98                  $9,041                                      $7,590
   12/98                  $9,934                                      $8,038
    3/99                 $11,480                                      $9,022
    6/99                 $13,531                                     $10,396
    9/99                 $11,926                                      $9,411
   12/99                 $16,705                                     $12,497
    3/00                 $17,924                                     $12,903
    6/00                 $16,682                                     $11,859
    9/00                 $15,616                                     $11,148
   12/00                 $14,140                                     $10,200
    3/01                 $13,706                                      $9,838
    6/01                 $14,889                                     $10,535
    9/01                 $11,234                                      $8,010
   12/01                 $13,724                                      $9,760
    3/02                 $15,024                                     $10,457
    6/02                 $12,069                                      $8,153


THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE MSCI EMERGING MARKETS FREE LATIN AMERICA INDEX OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS PERFORMANCE DOES NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE PERFORMANCE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:

+  BLOOMBERG

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2002)

1.   TELEFONOS DE MEXICO
     (TELMEX)                                            14.1%
     Provides telecommunications services
     to residents of Mexico.

2.   PETROLEO BRASILEIRO
     (PETROBRAS)                                         10.1%
     Distributes gasoline and other
     petroleum products in Brazil.

3.   WAL-MART DE MEXICO                                   5.9%
     Operates discount department stores and warehouse
     membership clubs in Mexico.

4.   FEMSA                                                5.9%
     Operates Coca-Cola bottling plants in Latin America.

5.   GRUPO FINANCIERO
     BBVA-BANCOMER                                        5.6%
     Provides financial services to customers
     in Mexico.

6.   COMPANHIA DE BEBIDAS                                 5.3%
     Brews, bottles and distributes beer
     and other beverages throughout South America.

7.   AMERICA MOVIL                                        4.9%
     Provides wireless communications services in
     South America.

8.   CEMEX                                                4.3%
     Produces cement, concrete, and aggregate for
     Spain, Latin America, and Indonesia.

9.   COMPANHIA VALE DO RIO
     DOCE (CVRD)                                          4.2%
     Mines for and exports iron ore and other metals
     in Brazil.

10.  GRUPO TELEVISA                                       3.4%
     Owns and operates television and radio stations,
     publishing houses, and film production companies
     in Latin America.

+ SUBJECT TO CHANGE DAILY. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.



TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                     JUNE 30, 2002    JUNE 30, 2001
Mexico                       50.7%          50.9%
Brazil                       37.6%          37.0%
Chile                         5.1%           6.3%
Venezuela                     1.8%           1.6%
Luxembourg                    0.6%           0.0%

* SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

We recently spoke with the management team of the Van Kampen Latin American Fund about the key events and economic forces that shaped the markets and influenced the fund's return during the 12-month period ended June 30, 2002. The fund is managed by the adviser's Emerging Markets Team. Current members(1) of the team include Michael Perl, Executive Director; Ana Christina Piedrahita, Vice President; and Narayan Ramachandran, Managing Director. The following discussion reflects their views on the fund's performance.

(1) TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q    WHAT WAS THE MARKET ENVIRONMENT OF THE LAST 12 MONTHS?

A    Broadly speaking, the emerging equity markets got off to a slow start during the period. The markets were plagued by negative investor sentiment and a general lack of appetite for risk as the world's developed equity markets chalked up loss after loss. Their malaise only worsened in the weeks immediately following the terrorist attacks of September 11.

     The Latin American markets broke out of this pattern when they hit bottom on September 21. The change was driven by a number of factors, chief among them the fact that the U.S. economy appeared to be showing signs of growth. Investors also seemed heartened by progress in Afghanistan, as well as the falling price of oil. All these factors appeared to bode well for an impending U.S. recovery, which seemed in turn to augur well for the Latin American markets.

     The primary story in Latin America continued to be Argentina. That country's condition went from poor to dismal as a succession of governments failed to avert default, then proved incapable of improving the country's bleak economic situation. At first the other markets in the region seemed to shrug off Argentina's troubles and most performed fairly well over the period. That said, signs of trouble began to appear late in the period prior to Brazil's October elections, when that country showed signs of potential for developing a less favorable political and economic climate. Investors were unsettled by these developments, and the Latin American markets experienced further volatility in the last weeks of the period.

     In all, it was a highly volatile time for the Latin American markets, the worst-performing region within the emerging markets. The Latin American benchmark ended the 12-month period with a loss of 20 percent.

Q HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A    For the 12-month period ended June 30, 2002, the fund returned -18.94 percent. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING

THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     By comparison, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index returned -20.04 percent for the same period. THE MSCI EMERGING MARKETS FREE LATIN AMERICA INDEX IS AN UNMANAGED, BROAD-BASED MARKET CAPITALIZATION-WEIGHTED COMPOSITE INDEX COVERING AT LEAST 60 PERCENT OF THE MARKETS IN ARGENTINA, BRAZIL FREE, CHILE, COLOMBIA, MEXICO FREE, PERU AND VENEZUELA, INCLUDING DIVIDENDS. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q    WHAT WERE THE KEY DRIVERS OF THE FUND'S PERFORMANCE RELATIVE TO ITS
     BENCHMARK?

A    Country selection was the primary factor in the fund's outperformance. We made a strategic decision to underweight Argentina significantly relative to the benchmark. This strategy was enormously helpful, given that the Argentine market was down by 70 percent over the course of the period. We also overweighted Mexico, which was a boon, given that market's strong relative performance.

     The fund also benefited from strong security selection in Brazil and Venezuela.

Q WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A    Our primary strategy in Latin America was to underweight Argentina. It became clear to us early that Argentina faced mounting problems in its ability to service its external debt, so we chose to keep the fund's exposure significantly below the benchmark. We maintained this strategy through the end of the period in the belief that the country's troubles would persist.


     Our strategy for country selection was consistent over the period. While we believe that the U.S. economy will turn the corner at some point, the exact timing is anyone's guess. As a result, we attempted to position the portfolio to benefit from any uptick in the United States. This strategy led us to invest in countries with strong and growing domestic demand in addition to export strength. Mexico met these criteria and had the added benefit of being something of a safe haven within the troubled Latin American markets. As a result, we maintained an overweighted position in Mexico throughout the period.

     In keeping with our preference for countries with strong domestic markets, we focused our stock selection on companies that were most likely to benefit from growing internal demand for their products. We also began to accumulate overweighted positions in select cyclical stocks that we believed were well positioned to benefit from economic growth. Based on these bottom-up criteria, our analysts found a number of stocks that were responsive to domestic growth. One was CEMEX, the leading cement maker in Mexico. CEMEX is highly sensitive to growth in the housing market; we overweighted the stock in the belief that Mexico's growth would continue. We also overweighted Venezuela's largest telecommunications company in the belief that its stock would benefit from rapid growth of telephony within the country. This stock decision resulted in an overweighting of the Venezuelan market in general.

Q    WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A    Our focus on stocks driven by internal economic growth proved to be a positive force for the fund's performance. One of the most helpful stocks in the portfolio was CEMIG, Brazil's largest electricity producer. This stock was up
4.2 percent over the course of the period, handily outperforming the broader Latin American markets based on demand growth. The fund also gained from its exposure to some of Mexico's largest consumer companies, including FEMSA, a bottler of beer and soft drinks.

     KEEP IN MIND THAT NOT ALL SECURITIES HELD BY THE FUND PERFORMED FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE SECURITIES WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 6.

Q    WHAT STOCKS WERE DISAPPOINTMENTS?

A    As is often the case, some sectors suffered globally for the high-profile problems of U.S. companies. The telecommunications sector is a case in point. Falling valuations and ongoing financial difficulties in the United States and Europe led investors to drop telecom companies around the world. CRT Cellular, a portfolio holding from Brazil, suffered from this phenomenon in spite of its leading position in a market with great pent-up demand for its product.

Q    WHAT IS YOUR OUTLOOK FOR THE LATIN AMERICAN MARKETS?

A    We are generally constructive on the Latin American markets. Valuations are attractive in our view, especially after the June sell-off. Moreover, we are cautiously optimistic that a mild recovery may be in the cards for the United States in the near future. On a technical basis, we believe the Latin American markets are poised to experience an inflow of liquidity from investors, who have largely shunned the region in recent years.

     Our position on Latin America remains cautiously watchful in the period leading up to Brazil's October elections. We believe that the outcome of that election will set the tone not only for Brazil's market but also the Latin American markets as a group. Until then we will continue our search for attractively priced companies with strong fundamentals as well as domestic demand for their products.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

                               GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian countries are considered emerging markets.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RISK: Refers to an investment's vulnerability to fluctuations in value due to changing economic or market conditions. Such factors as credit quality, currency exchange rates, inflation rates or the direction of interest rates may increase an investment's price volatility. The level of risk incurred by a fund shareholder varies from fund to fund, depending primarily on the types of securities in which a fund invests.

                                 BY THE NUMBERS


YOUR FUND'S INVESTMENTS

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

JUNE 30, 2002

                                                                                          MARKET
DESCRIPTION                                                            SHARES              VALUE
COMMON STOCKS  78.5%
BRAZIL  20.3%
Banco Bradesco S.A. ADR                                                 1,992        $     39,342
Brasil Telecom S.A.                                                   535,072               1,785
CEMIG ADR                                                               8,437              94,832
Cia Siderurgica Nacional                                           22,556,300             360,260
Cia Siderurgica Nacional ADR                                            1,600              25,344
Cia Vale do Rio Doce ADR (a)                                            8,690             240,452
Companhia de Bebidas das Americas ADR                                  84,686           1,316,021
CVRD (c)                                                               31,977                 -0-
CVRD ADR                                                               12,424             322,403
Eletrobras S.A.                                                     6,955,013              72,574
Empresa Brasileira de Aeronautica S.A. ADR                             22,231             475,744
Gerdau S.A. ADR                                                         1,900              19,855
Lojas Arupau S.A. GDR (a,c)                                            10,410                 -0-
Petrobras S.A.                                                         32,321             613,726
Petrobras S.A. ADR                                                     49,158             855,349
Petroleo Brasileiro ADR                                                59,704           1,126,018
Tele Centro S.A. ADR                                                   42,800             189,604
Tele Norte Leste ADR                                                    7,092              70,565
Votorantim Celulose e Papel S.A. ADR                                    5,840             110,376
                                                                                     ------------
                                                                                        5,934,250
                                                                                     ------------

CHILE  5.1%
Banco de Chile                                                         15,648             255,062
Banco Santander Chile ADR                                               5,999              77,987
Banco Santiago S.A. ADR                                                 7,050             122,318
CCU ADR                                                                15,386             236,175
Cia Telecom ADR                                                        47,470             581,508
D&S ADR                                                                 9,780             116,284
Enersis S.A. ADR (a)                                                   16,960              98,198
                                                                                     ------------
                                                                                        1,487,532
                                                                                     ------------

LUXEMBOURG  0.6%
Quilmes Industrial S.A. ADR                                            19,697             192,637
                                                                                     ------------

Mexico  50.7%
America Movil S.A. de C.V.                                            107,504           1,440,554
America Telecom S.A. de C.V., Class A1 (a)                             82,468              48,880
Carso Global Telecom, Class A1 (a)                                     82,468              89,061
Cemex CPO                                                             238,905           1,264,828
Cemex CPO ADR                                                              10                 264


                                       12      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                                          MARKET
DESCRIPTION                                                            SHARES             VALUE
MEXICO (CONTINUED)
Coca-Cola Femsa S.A. ADR                                               12,400        $    297,600
FEMSA                                                                 133,362             521,972
FEMSA ADR                                                              30,391           1,191,935
Grupo Aeroportuario de Sureste S.A. de C.V. ADR                           300               3,870
Grupo Aeroportuario de Sureste S.A. de C.V., Class B (a)              221,500             290,389
Grupo Carso S.A., Class A1 (a)                                         11,925              35,868
Grupo Financiero Bancomer S.A. de C.V., Class O (a)                 1,994,100           1,628,671
Grupo Televisa S.A. GDR (a)                                            26,380             986,084
Kimberly-Clark de Mexico S.A., Class A                                213,775             570,187
Nueva Grupo Mexico S.A.                                                44,420              63,813
Panamerican Beverages, Inc., Class A                                   18,750             267,187
TAMSA ADR                                                              31,622             290,922
Telmex ADR                                                            128,262           4,114,645
Wal-Mart de Mexico S.A. de C.V., Class C                              380,037             877,348
Wal-Mart de Mexico S.A. de C.V., Class V                              315,266             855,456
                                                                                     ------------
                                                                                       14,839,534
                                                                                     ------------

VENEZUELA  1.8%
CANTV ADR                                                              37,146             528,588
                                                                                     ------------

TOTAL COMMON STOCKS  78.5%
     (Cost $21,770,115)                                                                22,982,541
                                                                                     ------------

PREFERRED STOCKS  17.3%
BRAZIL  17.3%
Banco Bradesco S.A.                                               146,905,889             586,059
Banco Itau S.A.                                                    17,687,210             998,142
Banco Nacional S.A., 144A-Private Placement (a,b,c)                 8,115,000                 -0-
Brasil Telecom Participacoes S.A.                                   6,981,829              28,002
Celular CRT                                                           886,748             129,013
CEMIG                                                              25,949,832             293,162
Companhia de Bebidas das Americas                                   1,430,000             224,750
Copel, Class B                                                     40,322,450             165,297
CVRD                                                                   34,559             895,406
Eletrobras ADR                                                         22,645             106,853
Eletrobras, Class B                                                 4,778,200              45,620
Gerdau S.A.                                                        31,533,134             331,392
Itausa S.A.                                                           345,153             231,531
Lojas Arapua S.A., 144A-Private Placement (a,b,c)                  19,195,300                 -0-
Petroleo Brasileiro S.A.                                               20,897             365,651
Tele Centro Sul                                                     6,623,454              37,143
Tele Norte Leste                                                   52,007,727             525,523
Votorantim Celulose e Papel S.A.                                    2,346,000              87,345
                                                                                     ------------
     (Cost $5,520,443)                                                                  5,050,889
                                                                                     ------------

SEE NOTES TO FINANCIAL STATEMENTS   13

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                                          MARKET
DESCRIPTION                                                                               VALUE
TOTAL LONG-TERM INVESTMENTS  95.8%
     (Cost $27,290,558)                                                               $28,033,430
                                                                                      -----------
SHORT-TERM INVESTMENT  2.5%
REPURCHASE AGREEMENT  2.5%
J.P. Morgan Securities Inc. ($733,000 par collateralized by
     U.S. Government obligations in a pooled cash account,
     dated 06/28/02, to be sold on 07/01/02 at $733,107)
     (Cost $733,000)                                                                      733,000
                                                                                      -----------

TOTAL INVESTMENTS  98.3%
     (Cost $28,023,558)                                                                28,766,430

FOREIGN CURRENCY 0.1%
     (Cost $40,991)                                                                        41,493

OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%                                               457,514
                                                                                      -----------

NET ASSETS  100%                                                                      $29,265,437
                                                                                      -----------


(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.
(b) 144A SECURITIES ARE THOSE WHICH ARE EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY ONLY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.
(c)  SECURITY VALUED AT FAIR VALUE - SEE NOTE 1-A TO FINANCIAL STATEMENTS.

ADR   AMERICAN DEPOSITARY RECEIPT
CPO   CERTIFICATE OF PARTICIPATION
GDR   GLOBAL DEPOSITARY RECEIPT

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                                     MARKET           PERCENT OF
INDUSTRY                                                             VALUE            NET ASSETS
Telecommunication Services                                       $  7,784,871             26.6%
Consumer Staples                                                    4,364,562             14.9
Materials                                                           4,291,926             14.7
Financials                                                          3,707,581             12.7
Energy                                                              3,251,666             11.1
Consumer Discretionary                                              2,718,888              9.3
Industrials                                                         1,037,401              3.5
Utilities                                                             876,535              3.0
                                                                  -----------             ----
                                                                  $28,033,430             95.8%
                                                                  ===========             ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

                                       14      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2002

ASSETS:
Total Investments (Cost $28,023,558)                                                 $ 28,766,430
Foreign Currency (Cost $40,991)                                                            41,493
Cash                                                                                       17,442
Receivables:
   Investments Sold                                                                       687,166
   Dividends                                                                              138,482
   Fund Shares Sold                                                                         6,404
   Interest                                                                                   107
Other                                                                                      27,119
                                                                                     ------------
           Total Assets                                                                29,684,643
                                                                                     ------------

LIABILITIES:
Payables:
   Investments Purchased                                                                  143,463
   Fund Shares Repurchased                                                                 71,470
   Investment Advisory Fee                                                                 37,683
   Distributor and Affiliates                                                              33,312
   Administrative Fee                                                                       6,836
   Directors' Fee                                                                           1,493
Accrued Expenses                                                                           85,496
Directors' Deferred Compensation and Retirement Plans                                      39,453
                                                                                     ------------
     Total Liabilities                                                                    419,206
                                                                                     ------------
NET ASSETS                                                                           $ 29,265,437
                                                                                     ============

NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized)          $ 62,935,290
Net Unrealized Appreciation on Investments
   and Foreign Currency Translations                                                      730,611
Accumulated Undistributed Net Investment Income                                          (107,988)
Accumulated Net Realized Loss                                                         (34,292,476)
                                                                                     ------------
NET ASSETS                                                                           $ 29,265,437
                                                                                     ============

MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $14,827,745 and 1,452,000 shares of beneficial interest issued
     and outstanding)                                                                   $   10.21
     Maximum sales charge (5.75%* of offering price)                                         0.62
                                                                                        ---------
     Maximum offering price to public                                                   $   10.83
                                                                                        =========

   Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $9,820,042 and 1,006,646 shares of beneficial interest issued
     and outstanding)                                                                    $   9.76
                                                                                         ========

   Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $4,617,650 and 473,418 shares of beneficial interest issued and
     outstanding)                                                                        $   9.75
                                                                                         ========

* ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.


SEE NOTES TO FINANCIAL STATEMENTS     15

Statement of Operations
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,580)                               $ 1,121,932
Interest                                                                                  23,546
                                                                                     -----------
     Total Income                                                                      1,145,478
                                                                                     -----------

EXPENSES:
Investment Advisory Fee                                                                  459,638
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
   of $47,217, $119,920 and $58,653, respectively)                                       225,790
Administrative Fee                                                                        93,390
Shareholder Reports                                                                       91,947
Custody                                                                                   72,328
Country Tax                                                                               33,447
Shareholder Services                                                                      26,886
Legal                                                                                     15,353
Directors' Fees and Related Expenses                                                      13,268
Other                                                                                     71,497
                                                                                     -----------
     Total Expenses                                                                    1,103,544
     Investment Advisory Fee Reduction                                                  (164,170)
                                                                                     -----------
     Net Expenses                                                                        939,374
                                                                                     -----------
NET INVESTMENT INCOME                                                                $   206,104
                                                                                     ===========

REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
     Investments                                                                     $(3,915,455)
     Foreign Currency Transactions                                                      (401,641)
                                                                                     -----------
Net Realized Loss                                                                     (4,317,096)
                                                                                     -----------

Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                             4,745,021
   End of the Period:
     Investments                                                                         742,872
     Foreign Currency Translations                                                       (12,261)
                                                                                     -----------
                                                                                         730,611
                                                                                     -----------
Net Unrealized Depreciation During the Period                                         (4,014,410)
                                                                                     -----------
Net Realized and Unrealized Loss                                                     $(8,331,506)
                                                                                     ===========
Net Decrease in Net Assets from Operations                                           $(8,125,402)
                                                                                     ===========

                                  16           SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                                      YEAR ENDED      YEAR ENDED
                                                                    JUNE 30, 2002    JUNE 30, 2001
                                                                    -------------    -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                               $   206,104      $   298,510
Net Realized Loss                                                    (4,317,096)      (9,130,107)
Net Unrealized Appreciation/Depreciation During
    the Period                                                       (4,014,410)         833,397
                                                                    -----------      -----------
Change in Net Assets from Operations                                 (8,125,402)      (7,998,200)
                                                                    -----------      -----------

Distributions from Net Investment Income:
Class A Shares                                                         (160,984)             -0-
Class B Shares                                                          (22,312)             -0-
Class C Shares                                                          (10,984)             -0-
                                                                    -----------      -----------
Total Distributions                                                    (194,280)             -0-
                                                                    -----------      -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                  (8,319,682)      (7,998,200)
                                                                    -----------      -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                            12,968,463       27,483,634
Net Asset Value of Shares Issued Through
    Dividend Reinvestment                                               169,057              -0-
Cost of Shares Repurchased                                          (23,846,853)     (40,123,085)
                                                                    -----------      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                  (10,709,333)     (12,639,451)
                                                                    -----------      -----------
TOTAL DECREASE IN NET ASSETS                                        (19,029,015)     (20,637,651)
NET ASSETS:
Beginning of the Period                                              48,294,452       68,932,103
                                                                    -----------      -----------
End of the Period (Including accumulated undistributed
    net investment income of $(107,988) and
    $154,633, respectively)                                         $29,265,437      $48,294,452
                                                                    ===========      ===========

SEE NOTES TO FINANCIAL STATEMENTS    17

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                                 YEAR ENDED JUNE 30,
                                           ----------------------------------------------------------
                                            2002(a)     2001(a)     2000(a)     1999(a)    1998(a)
                                           ----------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF THE PERIOD                    $12.70      $14.24      $11.54       $11.42    $17.39
                                             ------      ------      ------       ------    ------
Net Investment Income/Loss                     0.10        0.11        0.04         0.09     (0.01)
  Net Realized and Unrealized
    Gain/Loss                                 (2.49)      (1.65)       2.66         0.19     (2.73)
                                             ------      ------      ------       ------    ------
Total from Investment Operations              (2.39)      (1.54)       2.70         0.28     (2.74)
                                             ------      ------      ------       ------    ------
Less:
  Distributions from
    Net Investment Income                     (0.10)        -0-         -0-        (0.11)      -0-
  Distributions from
    Net Realized Gain                           -0-         -0-         -0-        (0.05)    (3.23)
                                             ------      ------      ------       ------    ------
Total Distributions                           (0.10)        -0-         -0-        (0.16)    (3.23)
                                             ------      ------      ------       ------    ------

NET ASSET VALUE, END OF THE
  PERIOD                                     $10.21      $12.70      $14.24       $11.54    $11.42
                                             ======      ======      ======       ======    ======

Total Return* (b)                            -18.94%     -10.74%      23.29%        3.00%   -17.37%
Net Assets at End of the Period
  (In millions)                               $14.8       $26.5       $38.5        $34.1     $44.4
Ratio of Expenses to Average
  Net Assets*                                  2.19%       2.18%       2.17%        2.20%     2.25%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                                  0.92%       0.84%       0.31%        0.98%    (0.09)%
Portfolio Turnover                               48%         61%         78%         163%      249%
*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:
Ratio of Expenses to Average
  Net Assets                                   2.63%       2.20%       2.38%        2.44%     2.41%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                                   0.48%       0.82%       0.10%        0.74%    (0.24)%
Ratio of Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest
  Expense                                      2.10%       2.10%       2.10%        2.10%     2.10%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


                                      18       SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                                 YEAR ENDED JUNE 30,
                                           ----------------------------------------------------------
                                            2002(a)     2001(a)     2000(a)     1999(a)    1998(a)
                                           ----------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF THE PERIOD                      $12.12      $13.70      $11.19       $11.03    $16.99
                                             ------      ------      ------       ------    ------
  Net Investment Income/Loss                   0.02        0.01       (0.06)        0.02     (0.08)
  Net Realized and Unrealized
    Gain/Loss                                 (2.36)      (1.59)       2.57         0.22     (2.65)
                                             ------      ------      ------       ------    ------
Total from Investment Operations              (2.34)      (1.58)       2.51         0.24     (2.73)
                                             ------      ------      ------       ------    ------

Less:
  Distributions from
    Net Investment Income                     (0.02)        -0-         -0-        (0.03)      -0-
  Distributions from
    Net Realized Gain                           -0-         -0-         -0-        (0.05)    (3.23)
                                             ------      ------      ------       ------    ------
Total Distributions                           (0.02)        -0-         -0-        (0.08)    (3.23)
                                             ------      ------      ------       ------    ------

NET ASSET VALUE, END OF THE
  PERIOD                                     $ 9.76      $12.12      $13.70       $11.19    $11.03
                                             ======      ======      ======       ======    ======
Total Return* (b)                            -19.53%     -11.39%      22.32%        2.47%   -17.82%
Net Assets at End of the Period
  (In millions)                                $9.8       $14.5       $19.6        $18.6     $24.2
Ratio of Expenses to Average
  Net Assets*                                  2.94%       2.93%       2.92%        2.96%     2.99%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                                  0.19%       0.09%      (0.47)%       0.20%    (0.58)%
Portfolio Turnover                               48%         61%         78%         163%      249%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:
Ratio of Expenses to Average
  Net Assets                                   3.40%       2.95%       3.13%        3.20%     3.16%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                                  (0.27)%      0.07%      (0.68)%      (0.04)%   (0.73)%
Ratio of Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest
  Expense                                      2.85%       2.85%       2.85%        2.85%     2.85%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


SEE NOTES TO FINANCIAL STATEMENTS     19

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                                  YEAR ENDED JUNE 30,
                                          ----------------------------------------------------------
                                            2002(a)     2001(a)     2000(a)     1999(a)    1998(a)
                                           ----------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF THE PERIOD                    $12.11      $13.69      $11.18       $11.04    $17.01
                                             ------      ------      ------       ------    ------
  Net Investment Income/Loss                   0.02        0.01       (0.06)        0.02     (0.11)
  Net Realized and Unrealized
    Gain/Loss                                 (2.36)      (1.59)       2.57         0.20     (2.63)
                                             ------      ------      ------       ------    ------
Total from Investment Operations              (2.34)      (1.58)       2.51         0.22     (2.74)
                                             ------      ------      ------       ------    ------
Less:
  Distributions from
    Net Investment Income                     (0.02)        -0-         -0-        (0.03)      -0-
  Distributions from
    Net Realized Gain                           -0-         -0-         -0-        (0.05)    (3.23)
                                             ------      ------      ------       ------    ------
Total Distributions                           (0.02)        -0-         -0-        (0.08)    (3.23)
                                             ------      ------      ------       ------    ------

NET ASSET VALUE, END OF THE
  PERIOD                                     $ 9.75      $12.11      $13.69       $11.18    $11.04
                                             ======      ======      ======       ======    ======

Total Return* (b)                            -19.47%     -11.40%      22.34%        2.28%   -17.86%
Net Assets at End of the Period
  (In millions)                                $4.6        $7.2       $10.8        $10.4     $14.6
Ratio of Expenses to Average
  Net Assets*                                  2.94%       2.93%       2.92%        2.96%     3.00%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                                  0.19%       0.05%      (0.47)%       0.23%    (0.77)%
Portfolio Turnover                               48%         61%         78%         163%      249%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:
Ratio of Expenses to Average
  Net Assets                                   3.40%       2.95%       3.13%        3.20%     3.16%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                                  (0.27)%      0.03%      (0.68)%      (0.01)%   (0.93)%
Ratio of Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest
  Expense                                      2.85%       2.85%       2.85%        2.85%     2.85%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


                                       20      SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

1.   SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Latin American Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. Under normal market conditions, the Fund invests primarily in equity securities. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest inde-

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

pendently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

    The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $27,204,237, which will expire between June 30, 2007 and June 30, 2010.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

       Cost of investments for tax purposes                              $30,769,561
                                                                         ===========
       Gross tax unrealized appreciation                                 $ 2,053,642
       Gross tax unrealized depreciation                                  (4,056,773)
                                                                         -----------
       Net tax unrealized depreciation on investments                    $(2,003,131)
                                                                         ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during 2002 and 2001 was as follows:

                                               2002               2001
Distributions paid from
  Ordinary income                            $194,280              -0-

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to a current year net operating loss totaling $124,309 was reclassified from accumulated undistributed net investment income to capital. A permanent book and tax difference related to net realized losses on foreign currency transactions totaling $401,641 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference related to nondeductible excise taxes paid totaling $2,887 was reclassified from accumulated undistributed net investment income to capital.

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001 (UNAUDITED)

with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

    Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

       AVERAGE DAILY NET ASSETS                                                % PER ANNUM
       First $500 million                                                          1.25%
       Next $500 million                                                           1.20%
       Over $1 billion                                                             1.15%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley), to provide advisory services to the Fund and the Adviser with respects to the Fund's investments.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

    For the year ended June 30, 2002, the Adviser voluntarily waived $164,170 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended June 30, 2002, the Fund recognized expenses of approximately $1,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

    Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $14,200, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

    The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

    Van Kampen Investor Services, Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $26,900 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

    Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $26,434 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

    For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $1,925.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

3.   CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $31,142,060, $21,442,037 and $10,351,193 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                                  SHARES               VALUE
    Sales:
      Class A                                                   1,077,767        $ 12,024,295
      Class B                                                      43,821             492,101
      Class C                                                      41,423             452,067
                                                               ----------        ------------
    Total Sales                                                 1,163,011        $ 12,968,463
                                                               ==========        ============

    Dividend Reinvestment:
      Class A                                                      12,691        $    140,105
      Class B                                                       1,892              20,053
      Class C                                                         839               8,899
                                                               ----------        ------------
    Total Dividend Reinvestment                                    15,422        $    169,057
                                                               ==========        ============

    Repurchases:
      Class A                                                  (1,728,371)       $(19,514,175)
      Class B                                                    (236,629)         (2,520,835)
      Class C                                                    (166,301)         (1,811,843)
                                                               ----------        ------------
    Total Repurchases                                          (2,131,301)       $(23,846,853)
                                                               ==========        ============

     At June 30, 2001, capital aggregated $38,557,211, $23,492,244 and
$11,722,364 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                                  SHARES               VALUE
    Sales:
      Class A                                                   1,935,090        $ 25,412,274
      Class B                                                     105,222           1,328,015
      Class C                                                      59,180             743,345
                                                               ----------        ------------
    Total Sales                                                 2,099,492        $ 27,483,634
                                                               ==========        ============

    Repurchases:
      Class A                                                  (2,550,093)       $(32,871,618)
      Class B                                                    (341,368)         (4,207,182)
      Class C                                                    (248,704)         (3,044,285)
                                                               ----------        ------------
    Total Repurchases                                          (3,140,165)       $(40,123,085)
                                                               ==========        ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                                 CONTINGENT DEFERRED SALES
                                                                 CHARGE AS A PERCENTAGE OF
                                                              DOLLAR AMOUNT SUBJECT TO CHARGE
                                                              -------------------------------
YEAR OF REDEMPTION                                               CLASS B            CLASS C
First                                                              5.00%            1.00%
Second                                                             4.00%            None
Third                                                              3.00%            None
Fourth                                                             2.50%            None
Fifth                                                              1.50%            None
Thereafter                                                         None             None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $1,900 and CDSC on redeemed shares of Classes B and C of approximately $33,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $16,916,899 and sales of $27,972,315 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $108,300 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $17,800.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 2002, the Fund had no outstanding forward foreign currency contracts.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen Latin American Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Latin American Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Latin American Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

                             VAN KAMPEN INVESTMENTS


THE VAN KAMPEN FAMILY OF FUNDS


GROWTH
    Aggressive Growth
    American Value
    Emerging Growth
    Enterprise
    Equity Growth
    Focus Equity
    Growth
    Mid Cap Growth
    Pace
    Select Growth
    Small Cap Growth
    Small Cap Value
    Tax Managed Equity Growth
    Technology

GROWTH AND INCOME
    Comstock
    Equity and Income
    Growth and Income
    Harbor
    Real Estate Securities
    Utility
    Value
    Value Opportunities

GLOBAL/INTERNATIONAL
    Asian Equity
    Emerging Markets
    European Value Equity
    Global Equity Allocation
    Global Franchise
    Global Value Equity
    International Advantage
    International Magnum
    Latin American
    Worldwide High Income

INCOME
    Corporate Bond
    Government Securities
    High Income Corporate Bond
    High Yield
    Limited Maturity Government
    U.S. Government
    U.S. Government Trust for Income*

CAPITAL PRESERVATION
    Reserve
    Tax Free Money

SENIOR LOAN
    Prime Rate Income Trust
    Senior Floating Rate

TAX FREE
    California Insured Tax Free
    Florida Insured Tax Free Income*
    High Yield Municipal**
    Insured Tax Free Income
    Intermediate Term Municipal Income
    Municipal Income
    New York Tax Free Income
    Pennsylvania Tax Free Income
    Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-   visit our Web site at
    vankampen.com--
    to view a prospectus, select       [ILLUSTRATION OF COMPUTER]
    DOWNLOAD PROSPECTUS

-   call us at (800) 847-2424
    Telecommunications
    Device for the Deaf (TDD) users,   [ILLUSTRATION OF PHONE]
    call (800)421-2833.

-   e-mail us by visiting
    vankampen.com and                  [ILLUSTRATION OF ENVELOPES]
    selecting CONTACT US


*    Closed to new investors
**   Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN LATIN AMERICAN FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2002. In January, the Fund provides tax information to shareholders for the preceding calendar year. The Fund intends to pass through foreign tax credits of $4,580 and has derived gross income from sources within foreign countries amounting to $1,109,916.**


* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

**   THIS INFORMATION IS UNAUDITED.

DIRECTOR AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

                                                                                                NUMBER OF
                                                      TERM OF                                   FUNDS IN
                                                     OFFICE AND                                   FUND
                                   POSITION(S)        LENGTH OF                                   COMPLEX
NAME, AGE AND ADDRESS              HELD WITH           TIME            PRINCIPAL OCCUPATION(S)   OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR               FUND            SERVED           DURING PAST 5 YEARS      BY DIRECTOR   HELD BY DIRECTOR
J. Miles Branagan (70)        Director               Director         Private investor.           57
1632 Morning Mountain Road                           since 1997       Trustee/Director of
Raleigh, NC 27614                                                     funds in the Fund
                                                                      Complex. Co-founder,
                                                                      and prior to
                                                                      August 1996,
                                                                      Chairman, Chief
                                                                      Executive Officer and
                                                                      President, MDT
                                                                      Corporation (now
                                                                      known as
                                                                      Getinge/Castle, Inc.,
                                                                      a subsidiary of
                                                                      Getinge Industrier
                                                                      AB), a company which
                                                                      develops,
                                                                      manufactures, markets
                                                                      and services medical
                                                                      and
                                                                      scientific equipment.

                                                                                           NUMBER OF
                                         TERM OF                                           FUNDS IN
                                        OFFICE AND                                           FUND
                         POSITION(S)    LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS    HELD WITH        TIME       PRINCIPAL OCCUPATION(S)               OVERSEEN       OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR     FUND         SERVED      DURING PAST 5 YEARS                   BY DIRECTOR    HELD BY DIRECTOR
Jerry D. Choate (63)     Director       Director     Trustee/Director of funds in the Fund    57          Director of Amgen Inc., a
53 Monarch Bay Drive                    since 1999   Complex. Prior to January 1999,                      biotechnological company,
Dana Point, CA 92629                                 Chairman and Chief Executive Officer                 and Director of Valero
                                                     of the Allstate Chief Executive                      Energy Corporation, an
                                                     Officer of Allstate. Prior to                        independent refining
                                                     August 1994, various management                      company
                                                     positions at Allstate.


Linda Hutton Heagy (54)                 Director     Regional Managing Partner of             57
Sears Tower              Director       since 1997   Heidrick & Struggles, an executive
233 South Wacker Drive                               search firm. Trustee/Director of
Suite 7000                                           funds in the Fund Complex. Trustee on
Chicago, IL 60606                                    the University of Chicago Hospitals
                                                     Board, Vice Chair of the Board of the
                                                     YMCA of  Metropolitan Chicago and a
                                                     member of the Women's Board of the
                                                     University of Chicago. Prior to 1997,
                                                     Partner, Ray & Berndtson, Inc., an
                                                     executive recruiting firm. Prior to
                                                     1996, Trustee of The International
                                                     House Board, a fellowship and housing
                                                     organization for international
                                                     graduate students. Formerly,
                                                     Executive Vice President of ABN AMRO,
                                                     N.A., a Dutch bank holding company.
                                                     Prior to 1992, Executive Vice
                                                     President of La Salle National Bank.


                                                                                        NUMBER OF
                                      TERM OF                                           FUNDS IN
                                     OFFICE AND                                           FUND
                         POSITION(S) LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS    HELD WITH     TIME       PRINCIPAL OCCUPATION(S)               OVERSEEN       OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR     FUND      SERVED      DURING PAST 5 YEARS                   BY DIRECTOR    HELD BY DIRECTOR
R. Craig Kennedy (50)     Director    Director    Director and President, German           57
1744 R Street, N.W.                   since 1997  Marshall Fund of the United States,
Washington, D.C. 20009                            an independent U.S. foundation
                                                  created to deepen understanding,
                                                  promote collaboration and stimulate
                                                  exchanges of practical experience
                                                  between Americans and Europeans.
                                                  Trustee/Director of funds in the Fund
                                                  Complex. Formerly, advisor to the
                                                  Dennis Trading Group Inc., a managed
                                                  futures and option company that
                                                  invests money for individuals and
                                                  institutions. Prior to 1992,
                                                  President and Chief Executive
                                                  Officer, Director and member of the
                                                  Investment Committee of the Joyce
                                                  Foundation, a private foundation.

Jack E. Nelson (66)       Director    Director    President, Nelson Investment Planning
423 Country Club Drive                since 1997  Services, Inc., a financial planning     57
Winter Park, FL 32789                             company and registered investment
                                                  adviser in the State of Florida.
                                                  President, Nelson Ivest Brokerage
                                                  Services  Inc., a member of the
                                                  National Association of  Securities
                                                  Dealers, Inc. and Securities
                                                  Investors  Protection Corp.
                                                  Trustee/Director of funds  in the
                                                  Fund Complex.

                                                                                             NUMBER OF
                                             TERM OF                                         FUNDS IN
                                           OFFICE AND                                         FUND
                               POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS          HELD WITH     TIME     PRINCIPAL OCCUPATION(S)                OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND        SERVED   DURING PAST 5 YEARS                    BY DIRECTOR  HELD BY DIRECTOR
Suzanne H. Woolsey (60)        Director    Director   Chief Communications Officer of the     57           Director of Neurogen
2101 Constitution Ave., N.W.               since 1999 National Academy of Sciences/National                Corporation, a
Room 285                                              Research Council, an independent,                    pharmaceutical company,
Washington, D.C. 20418                                federally chartered policy                           since January 1998.
                                                      institution, since 2001 and
                                                      previously Chief Operating Officer
                                                      from 1993-2001. Trustee/Director of
                                                      funds in the Fund Complex. Director
                                                      of the Institute for Defense
                                                      Analyses, a federally funded research
                                                      and development  center, Director of
                                                      the German Marshall Fund of the
                                                      United States, Trustee of Colorado
                                                      College and Vice Chair of the Board
                                                      of the Council for Excellence in
                                                      Government. Prior to 1993, Executive
                                                      Director of the Commission on
                                                      Behavioral and Social Sciences and
                                                      Education at the National Academy of
                                                      Sciences/National Research Council.
                                                      From 1980 through 1989, Partner of
                                                      Coopers & Lybrand.

INTERESTED DIRECTORS:*

                                                                                                NUMBER OF
                                         TERM OF                                                FUNDS IN
                                         OFFICE AND                                                FUND
                             POSITION(S) LENGTH OF                                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH   TIME         PRINCIPAL OCCUPATION(S)                    OVERSEEN      OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR       FUND        SERVED       DURING PAST 5 YEARS                       BY DIRECTOR     HELD BY DIRECTOR
Mitchell M. Merin* (49)      Director    Director     President and Chief Operating Officer of    57
1221 Avenue of the Americas              since 1999   Morgan Stanley Investment Management since
New York, NY 10020                                    December 1998. President and Director
                                                      since April 1997 and Chief Executive
                                                      Officer since June 1998 of Morgan Stanley
                                                      Investment Advisors Inc. and Morgan
                                                      Stanley Services Company Inc. Chairman,
                                                      Chief Executive Officer and Director of
                                                      Morgan Stanley Distributors Inc. since
                                                      June 1998. Chairman and Chief Executive
                                                      Officer since June 1998, and Director
                                                      since January 1998 of Morgan Stanley
                                                      Trust. Director of various Morgan Stanley
                                                      subsidiaries. President of the Morgan
                                                      Stanley Funds since May 1999.
                                                      Trustee/Director of funds in the Fund
                                                      Complex. Previously Chief Strategic
                                                      Officer of Morgan Stanley Investment
                                                      Advisors Inc. and Morgan Stanley Services
                                                      Company Inc. and Executive Vice President
                                                      of Morgan Stanley Distributors Inc. April
                                                      1997- June 1998, Vice President of the
                                                      Morgan Stanley Funds May 1997-April 1999,
                                                      and Executive Vice President of Dean
                                                      Witter, Discover & Co. prior to May 1997.

                                                                                                 NUMBER OF
                                             TERM OF                                              FUNDS IN
                                            OFFICE AND                                             FUND
                              POSITION(S)     LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS         HELD WITH        TIME      PRINCIPAL OCCUPATION(S)                  OVERSEEN      OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR          FUND          SERVED     DURING PAST 5 YEARS                     BY DIRECTOR     HELD BY DIRECTOR
Richard F. Powers, III* (56)   Director     Director     Chairman, President, Chief Executive        94
1 Parkview Plaza               and          since 1999   Officer, Director and Managing
P.O. Box 5555                  President                 Director of Van Kampen Investments.
Oakbrook Terrace, IL 60181                               Chairman, Director and Chief Executive
                                                         Officer of the Advisers, the
                                                         Distributor and Van Kampen Advisors
                                                         Inc. since 1998. Managing Director of
                                                         the Advisers, the Distributor and Van
                                                         Kampen Advisors Inc. since July 2001.
                                                         Director and Officer of certain other
                                                         subsidiaries of Van Kampen
                                                         Investments. Chief Sales and Marketing
                                                         Officer of Morgan Stanley Asset
                                                         Management Inc. Trustee/Director and
                                                         President or Trustee, President and
                                                         Chairman of the Board of funds in the
                                                         Fund Complex. Prior to May 1998,
                                                         Executive Vice President and Director
                                                         of Marketing at Morgan Stanley and
                                                         Director of Dean Witter, Discover &
                                                         Co. and Dean Witter Realty. Prior to
                                                         1996, Director of Dean Witter Reynolds
                                                         Inc.

Wayne W. Whalen* (62)          Director     Director     Partner in the law firm of Skadden,         94
333 West Wacker Drive                       since 1997   Arps, Slate, Meagher & Flom
Chicago, IL 60606                                        (Illinois), legal counsel to funds in
                                                         the Fund Complex.
                                                         Trustee/Director/Managing General
                                                         Partner of funds in the Fund Complex.

* SUCH DIRECTOR IS AN "INTERESTED PERSON" (WITHIN THE MEANING OF SECTION 2(a)(19) OF THE 1940 ACT). MR. WHALEN IS AN INTERESTED PERSON OF CERTAIN FUNDS IN THE FUND COMPLEX BY REASON OF HIS FIRM CURRENTLY ACTING AS LEGAL COUNSEL TO SUCH FUNDS IN THE FUND COMPLEX. MESSRS. MERIN AND POWERS ARE INTERESTED PERSONS OF FUNDS IN THE FUND COMPLEX AND THE ADVISERS BY REASON OF THEIR POSITIONS WITH MORGAN STANLEY OR ITS AFFILIATES.

OFFICERS:

                                            TERM OF
                                            OFFICE AND
                           POSITION(S)      LENGTH OF
NAME, AGE AND              HELD WITH        TIME         PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER         FUND             SERVED       DURING PAST 5 YEARS
Stephen L. Boyd (61)        Vice President  Officer      Managing Director and Chief Investment Officer of Van Kampen Investments,
2800 Post Oak Blvd.                         since 1998   and Managing Director and President of the Advisers and Van Kampen
45th Floor                                               Advisors Inc. Executive Vice President and Chief Investment Officer of
Houston, TX 77056                                        funds in the Fund Complex. Prior to December 2000, Executive Vice
                                                         President and Chief Investment Officer of Van Kampen Investments, and
                                                         President and Chief Operating Officer of the Advisers. Prior to April
                                                         2000, Executive Vice President and Chief Investment Officer for Equity
                                                         Investments of the Advisers. Prior to October 1998, Vice President and
                                                         Senior Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                         February 1998, Senior Vice President and Portfolio Manager of Van Kampen
                                                         American Capital Asset Management, Inc., Van Kampen American Capital
                                                         Investment Advisory Corp. and Van Kampen American Capital Management, Inc.

Joseph J. McAlinden (59)    Chief Investment Officer     Managing Director and Chief Investment Officer of Morgan Stanley Investment
1221 Avenue of the Americas Officer          since 2002  Advisors Inc. and Director of Morgan Stanley Trust for over 5 years.
New York, NY 10020

                                                TERM OF
                                               OFFICE AND
                              POSITION(S)      LENGTH OF
NAME, AGE AND                 HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER            FUND              SERVED     DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President   Officer     Managing Director and Director of Van Kampen Investments, Director of
1221 Avenue of the Americas   and Secretary    since 1999  the Advisers, Van Kampen Advisors Inc., the Distributor, Investor
New York, NY 10020                                         Services and certain other subsidiaries of Van Kampen Investments.
                                                           Managing Director and General Counsel-Mutual Funds of Morgan Stanley
                                                           Investment Advisors, Inc. Vice President or Principal Legal Officer and
                                                           Secretary of funds in the Fund Complex. Prior to July 2001, Managing
                                                           Director, General Counsel, Secretary and Director of Van Kampen
                                                           Investments, the Advisers, the Distributor, Investor Services, and
                                                           certain other subsidiaries of Van Kampen Investments. Prior to
                                                           December 2000, Executive Vice President, General Counsel, Secretary and
                                                           Director of Van Kampen Investments, the Advisers, Van Kampen Advisors
                                                           Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and
                                                           Associate General Counsel to New York Life Insurance Company ("New York
                                                           Life"), and prior to March 1997, Associate General Counsel of New York
                                                           Life. Prior to December 1993, Assistant General Counsel of The Dreyfus
                                                           Corporation. Prior to August 1991, Senior Associate, Willkie Farr &
                                                           Gallagher. Prior to January 1989, Staff Attorney at the Securities and
                                                           Exchange Commission, Division of Investment Management, Office of Chief
                                                           Counsel.

John R. Reynoldson (49)       Vice President   Officer     Executive Director of the Advisers and Van Kampen Advisors Inc. Vice
1 Parkview Plaza                               since 2000  President of funds in the Fund Complex. Prior to July 2001, Principal and
Oakbrook Terrace, IL 60181                                 Co-head of the Fixed Income Department of the Advisers and Van Kampen
                                                           Advisors Inc. Prior to December 2000, Senior Vice President of the
                                                           Advisers and Van Kampen Advisors Inc. Prior to May 2000, he managed the investment grade taxable group for the Advisers since July 1999. From
                                                           July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset Management since
                                                           April 1987.

                                                       TERM OF
                                                      OFFICE AND
                                     POSITION(S)      LENGTH OF
NAME, AGE AND                        HELD WITH          TIME        PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND              SERVED       DURING PAST 5 YEARS
John L. Sullivan (47)                Vice President,   Officer      Executive Director of Van Kampen Investments, the
1 Parkview Plaza                     Chief Financial   since 1997   Advisers and Van Kampen Advisors Inc. Vice President,
Oakbrook Terrace, IL 60181           Officer                        Chief Financial Officer and Treasurer of funds in the
                                     and Treasurer                  Fund Complex. Head of Fund Accounting for Morgan
                                                                    Stanley Investment Management.


John H. Zimmermann, III (44)         Vice President    Officer      Managing Director and Director of Van Kampen
Harborside Financial Center                            since 2000   Investments, and Managing Director, President and
Plaza 2 - 7th Floor                                                 Director of the Distributor. Vice President of funds
Jersey City, NJ 07311                                               in the Fund Complex. Prior to December 2000, President
                                                                    of Van Kampen Insurance Agency of Illinois Inc., and
                                                                    Senior Vice President and Director of Van Kampen
                                                                    Investments. From November 1992 to  December 1997,
                                                                    Mr. Zimmermann was Senior Vice President of the
                                                                    Distributor.

VAN KAMPEN

Privacy Notice

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com


[VAN KAMPEN INVESTMENTS LOGO]
GENERATIONS OF EXPERIENCE(TM)


Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
459, 559, 659                             Member NASD/SIPC.
MSLA ANR 8/02                               6910H02-AP-8/02

VAN KAMPEN
MID CAP
GROWTH FUND
ANNUAL REPORT

JUNE 30, 2002

[PHOTO OF FATHER DAUGHTER SAILBOAT]

Privacy Notice information on the back.

[VAN KAMPEN INVESTMENTS LOGO]

                         TABLE OF CONTENTS

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS      1
                         ECONOMIC SNAPSHOT      2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS      4
       PERFORMANCE OF A $10,000 INVESTMENT      5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS      6
                          TOP FIVE SECTORS      6
          Q&A WITH YOUR PORTFOLIO MANAGERS      7
                         GLOSSARY OF TERMS     11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS     12
                      FINANCIAL STATEMENTS     18
             NOTES TO FINANCIAL STATEMENTS     24
            REPORT OF INDEPENDENT AUDITORS     30

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS     31
BOARD OF DIRECTORS AND IMPORTANT ADDRESSES     32
          DIRECTOR AND OFFICER INFORMATION     33

 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
                                    OFFERED.

     NOT FDIC INSURED.         MAY LOSE VALUE.        NO BANK GUARANTEE.

[SIDENOTE]

YOU HAVE A TIME-TESTED PARTNER IN VAN KAMPEN.

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

/s/ RF Powers III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 2000--MARCH 31, 2002)

[CHART]

Mar-00                          4.8%
Jun-00                          5.7%
Sep-00                          1.3%
Dec-00                          1.9%
Mar-01                          1.3%
Jun-01                          0.3%
Sep-01                         -1.3%
Dec-01                          1.7%
Mar-02                          6.1%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 2000--JUNE 30, 2002)

[CHART]

                INTEREST RATES     INFLATION
Jun-00          6.500              3.7
Jul-00          6.500              3.7
Aug-00          6.500              3.4
Sep-00          6.500              3.5
Oct-00          6.500              3.4
Nov-00          6.500              3.4
Dec-00          6.500              3.4
Jan-01          5.500              3.7
Feb-01          5.500              3.5
Mar-01          5.000              2.9
Apr-01          4.500              3.3
May-01          4.000              3.6
Jun-01          3.750              3.2
Jul-01          3.750              2.7
Aug-01          3.500              2.7
Sep-01          3.000              2.6
Oct-01          2.500              2.1
Nov-01          2.000              1.9
Dec-01          1.750              1.6
Jan-02          1.750              1.1
Feb-02          1.750              1.1
Mar-02          1.750              1.5
Apr-02          1.750              1.6
May-02          1.750              1.2
Jun-02          1.750              1.1

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2002)

                                                A SHARES    B SHARES    C SHARES
--------------------------------------------------------------------------------
One-year total return based on NAV(1)            -31.30%     -31.77%     -31.88%
One-year total return(2)                         -35.25%     -35.18%     -32.56%
Life-of-Fund average annual total return(2)      -16.17%     -15.83%     -14.94%
Commencement date                               10/25/99    10/25/99    10/25/99

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PERFORMANCE OF A $10,000 INVESTMENT
(OCTOBER 25, 1999--JUNE 30, 2002)

[CHART]

                                                                            RUSSELL MID CAP GROWTH INDEX
                                      STANDARD & POOR'S MIDCAP 400 INDEX    MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP INDEX
                                      REFLECTS THE GENERAL PERFORMANCE      COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER
             MID CAP GROWTH FUND      OF 400 DOMESTIC MID-CAP STOCKS.+      FORECASTED GROWTH VALUES.+
10/25/1999                $9,425                                 $10,000                                                   $10,000
     12/99               $12,045                                 $11,621                                                   $13,715
      3/00               $13,553                                 $13,059                                                   $16,612
      6/00               $12,601                                 $12,590                                                   $15,381
      9/00               $13,384                                 $14,081                                                   $15,770
     12/00               $11,047                                 $13,505                                                   $12,103
      3/01                $8,314                                 $12,019                                                    $9,067
      6/01                $9,069                                 $13,566                                                   $10,535
      9/01                $6,537                                 $11,290                                                    $7,606
     12/01                $7,703                                 $13,283                                                    $9,665
      3/02                $7,349                                 $14,141                                                    $9,494
      6/02                $6,231                                 $12,793                                                    $7,760

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE STANDARD & POOR'S MIDCAP 400 INDEX AND THE RUSSELL MID CAP GROWTH INDEX OVER TIME.

THESE INDEXES ARE UNMANAGED BROAD-BASED, STATISTICAL COMPOSITES AND THEIR PERFORMANCE DOES NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THEY REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEXES ARE SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS ASHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE PERFORMANCE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:

+    BLOOMBERG

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2002

1.   LENNAR                                                                 1.7%
     Builds and sells homes and mortgage financing services.

2.   MOODY'S                                                                1.7%
     Publishes credit ratings and other financial information.

3.   GTECH                                                                  1.7%
     The world's largest operator of lottery systems.

4.   ZIMMER                                                                 1.6%
     Designs and markets orthopedic products.

5.   GILEAD SCIENCES                                                        1.6%
     Develops and manufactures biotechnological products for the treatment of various diseases.

6.   LIMITED BRANDS                                                         1.6%
     Operates approximately 4,600 retail stores in the United States, focusing mainly on women's clothing.

7.   LAMAR ADVERTISING                                                      1.5%
     Owns outdoor advertising structures throughout North America.

8.   COACH                                                                  1.5%
     A designer, producer and marketer of accessories for men and women.

9.   AMERISOURCEBERGEN                                                      1.4%
     Distributes pharmaceuticals to hospitals, drugstores and other resellers in the United States.

10.  CAPITAL ONE                                                            1.4%
     Provides credit card, loan, and other financial services to consumers in the United States.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                                         JUNE 30, 2002         JUNE 30, 2001
Consumer Discretionary                       31.1%                  7.1%
Health Care                                  17.7%                 19.0%
Technology                                   15.3%                 25.2%
Financial Services                           15.2%                  6.7%
Energy                                        6.4%                  4.0%

* SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN MID CAP GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE 12-MONTH PERIOD THAT ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S SMALL/MID-CAP GROWTH TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE DENNIS LYNCH, EXECUTIVE DIRECTOR; DAVID CHU, EXECUTIVE DIRECTOR; DAVID COHEN, VICE PRESIDENT; AND JOHN ROSCOE, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q    HOW DID THE FUND PERFORM DURING THE 12-MONTH REPORTING PERIOD?

A    The fund, along with growth stocks in general, encountered a very challenging environment. For the 12 months ended June 30, 2002, the fund had a total return of -31.30 percent. By comparison, the Standard & Poor's Mid Cap 400 Index, returned -4.71 percent and the Russell Mid Cap Growth Index returned -11.04 percent. RETURN FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT. IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. THE S&P MID CAP 400 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR MEDIUM-CAPITALIZATION STOCKS. THE RUSSELL MID CAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP INDEX COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

     There were two primary reasons for the fund's underperformance. First, and most significantly, the fund invests exclusively in mid-cap growth stocks, yet the market seemed to favor mid-cap value stocks during the period. Second, the fund had a higher than average weighting in technology. Poor performance in certain utility stocks, particularly in the telephone services area, also detracted from performance.

Q    WHAT MARKET FACTORS MOST INFLUENCED THE FUND?

A    When the period began, the economy was slowing dramatically. Slow growth turned to negative growth during the third quarter of 2001. Partly resulting from the September 11 attacks, the nation's gross domestic product fell 1.3 percent between July and September last year.

     With the economy in decline, investors wondered how companies would sustain earnings growth going forward. Stocks plunged for a time, though they bounced back impressively as value seekers searched for attractive opportunities. Unfortunately, the market rebound was short lived. Disappointing first-quarter 2002 earnings reports sent markets sharply lower, as did a steady stream of accounting scandals--beginning with Enron and concluding with WorldCom during the last week of the reporting period. By then, stock valuations were barely higher than they were in the weeks after September 11.

     What made the market decline especially unusual was that it took place amid a strong economic recovery. By the end of last year, the Federal Reserve Board lowered the federal funds interest rate to just 1.75 percent--a 40-year low--to attempt to spur economic growth. Businesses generally remained reluctant to spend, but it appeared consumers did not. Even when the economy was at its slowest, consumer spending remained surprisingly robust. Thanks largely to this strength, the economy grew by 6.1 percent during the first quarter of 2002, its fastest pace in more than two years.

Q    WHAT WAS YOUR STRATEGY IN MANAGING THE FUND DURING THIS VOLATILE PERIOD?

A    Our basic investment strategy stayed essentially the same. We continued to use a process that involved conducting in-depth research, scrutinizing company fundamentals, eliminating from consideration businesses whose valuations seemed higher than deserved and selecting stocks with an eye toward maintaining a broadly diversified portfolio.

     This last point was particularly important during the recent market environment. The penalty for being in the wrong stock at the wrong time was substantial, so we sought to increase portfolio diversification and add to the number of stocks owned in the fund, from 92 at the beginning of the period to 119 at its end. This approach was designed to limit the risk that any single stock could have an excessively negative effect on performance. Another way we sought to diversify was to maintain a balance between aggressive growth stocks--those whose performance has tended to move in tandem with economic cycles--and moderate growth stocks, which have tended to hold up even in the face of a slowing economy.

     As we followed this general approach, we also adapted the portfolio to changing market conditions. In particular, we reduced the fund's weighting in certain sectors when we thought that their future risks outweighed their potential rewards. For example, during the period we cut back the fund's technology holdings. Tech stocks, which were especially hard hit during the third quarter of 2001, made a nice recovery during the fourth quarter. At that point, we believed it was prudent to reduce both the overall exposure to the technology sector as well as the average position size in those stocks the fund continued to own.

     We also eliminated many of the fund's utility investments, starting with the telecommunications sector. We began actively selling telecom stocks last year, when we shed all of the fund's holdings in competitive local exchange carriers. In our opinion, these companies faced a long road to recovery and were likely to remain depressed for the foreseeable future. Later in the period, we sold the fund's positions in wireless communications stocks as their fundamentals deteriorated and prospects for a quick turnaround became less likely.

     Independent power production was another weak-performing area in the utility sector. Following Enron's bankruptcy announcement, many independent power producers encountered difficulties of their own. These companies found it challenging to obtain the ongoing financing they needed to conduct business. In response, we sold the fund's position in a variety of these utilities, including Mirant, which performed poorly during the period.

     In place of these stocks, we focused on defensive growth opportunities such as those in the consumer discretionary and health-care sectors. In our opinion, consumer discretionary companies such as retailers and restaurants were attractive because of continued strength in consumer spending, despite the slowing economy and increasing unemployment. Similarly, we found health-care businesses attractive because they were continuing to grow steadily at a time when many other growth companies were underperforming.

Q CAN YOU PROVIDE EXAMPLES OF SOME OF THE HEALTH-CARE NAMES THAT HELPED PERFORMANCE?

A    Yes. One of the stocks that gave a nice lift to results was Tenet
Healthcare, a hospital management company. In addition to experiencing continued strong demand for its services, Tenet also managed to boost profits by successfully implementing cost controls. Another health-care company that helped fund performance was St. Jude Medical. This maker of pacemakers, defibrillators and other cardiac-related products generated strong performance throughout the period, thanks to its solid income growth and ability to consistently top analysts' earnings estimates. In addition, Quest Diagnostics, a laboratory testing company, helped the fund's results. Quest experienced excellent growth in its testing business, benefiting especially from its ability to conduct certain high-profit tests that few competitors can handle.

     KEEP IN MIND THAT NOT ALL OF THE STOCKS IN THE FUND PERFORMED FAVORABLY, NOR IS THERE ANY GUARANTEE THAT ANY OF THE STOCKS MENTIONED ABOVE WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE. For additional fund highlights, please refer to page 6.

Q    WHAT WERE SOME OF THE STOCKS THAT DETRACTED FROM FUND PERFORMANCE?

A    As suggested, technology and telecommunications stocks were among the fund's worst performers during the past 12 months. In the technology sector, software companies were among the hardest hit because their customers continued to severely limit technology spending. Firms such as Peregrine Systems, a maker of business software applications that recently faced allegations of accounting irregularities, and Rational Software, a software developer for a variety of devices, including wireless phones and automobiles, both performed poorly and hurt fund performance.

     Among the fund's telecommunications holdings, telecom equipment manufacturers continued to encounter an extremely challenging environment. Openwave Systems, which provides software and services for wireless data communications, and Comverse Technology, a maker of "enhanced services systems" for phone companies--such as voicemail systems and call-answering services--were two fund holdings caught up in the broad telecommunications downturn.

     Also, a handful of utility investments hurt fund performance following Enron's collapse. Mirant--like Enron, an energy marketer--was one poor performer for the fund. Similarly, Shaw Group was a disappointment during the period as well. The company's stock fell along with that of other utilities, which represent a significant portion of the company's customer base. Though not a utility itself, Shaw Group is a supplier of piping and other equipment for power plants.

Q    HOW DO YOU EXPECT TO MANAGE THE FUND DURING THE NEXT FEW QUARTERS?

A    We expect to continue favoring companies that we believe can consistently generate strong cash flow and that in our view have improving business dynamics. Because a company's cash position is much harder to manipulate than reported earnings, we think this approach is well suited to an environment when accounting practices are under scrutiny. We also plan to continue investing in a balance of moderate and aggressive growth stocks, with a slight emphasis on moderate growers as long as market conditions remain so unpredictable.

     In short, our overall approach is likely to be cautious for the foreseeable future because of the number of uncertainties still on the horizon--the threat of terrorism, foreign policy concerns, slower than expected corporate earnings, and accounting irregularities. In this environment, we believe that a diversified portfolio and the prudent selection of attractive growth companies is the best course of action we can follow for our shareholders.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                        MARKET
DESCRIPTION                                                           SHARES             VALUE
COMMON STOCKS  97.0%
AUTO & TRANSPORTATION  1.0%
AUTO PARTS: ORIGINAL EQUIPMENT  1.0%
ArvinMeritor, Inc.                                                     28,500        $    684,000
                                                                                     ------------
CONSUMER DISCRETIONARY  31.1%
ADVERTISING AGENCIES  1.5%
Lamar Advertising Co. (a)                                              29,200           1,086,532
                                                                                     ------------
CASINOS & GAMBLING  3.0%
GTECH Holdings Corp. (a)                                               48,000           1,225,920
International Game Technology (a)                                       9,350             530,145
Park Place Entertainment Corp. (a)                                     36,800             377,200
                                                                                     ------------
                                                                                        2,133,265
                                                                                     ------------
CONSUMER ELECTRONICS  0.7%
Electronic Arts, Inc. (a)                                               7,350             485,468
                                                                                     ------------
EDUCATION SERVICES  1.2%
Career Education Corp. (a)                                             18,400             828,000
                                                                                     ------------
ENTERTAINMENT  1.3%
Regal Entertainment Group (a)                                          38,600             900,152
                                                                                     ------------
HOUSEHOLD FURNISHINGS  1.1%
Mohawk Industries, Inc. (a)                                            12,205             750,974
                                                                                     ------------
RADIO & TV BROADCASTERS  5.0%
Radio One, Inc., Class D (a)                                           55,550             826,028
Univision Communications, Inc., Class A (a)                            29,200             916,880
USA Interactive (a)                                                    42,300             991,935
Westwood One, Inc. (a)                                                 23,750             793,725
                                                                                     ------------
                                                                                        3,528,568
                                                                                     ------------
RESTAURANTS  3.7%
CBRL Group, Inc.                                                       27,750             846,930
Jack in the Box, Inc. (a)                                              21,900             696,420
Sonic Corp. (a)                                                        12,800             402,048
Wendy's International, Inc.                                            17,800             708,974
                                                                                     ------------
                                                                                        2,654,372
                                                                                     ------------
RETAIL  10.6%
Abercrombie & Fitch Co., Class A (a)                                   27,850             671,742
BJ's Wholesale Club, Inc. (a)                                          23,250             895,125
Coach, Inc. (a)                                                        18,800           1,032,120
Dollar General Corp.                                                   51,950             988,608

                                       12      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                                        MARKET
DESCRIPTION                                                           SHARES             VALUE
RETAIL (CONTINUED)
Dollar Tree Stores, Inc. (a)                                           24,500        $    965,545
Limited Brands                                                         51,900           1,105,470
Michaels Stores, Inc.                                                   6,200             241,800
Ross Stores, Inc.                                                       7,600             309,700
Williams-Sonoma, Inc. (a)                                              22,300             683,718
Yum! Brands, Inc. (a)                                                  22,500             658,125
                                                                                     ------------
                                                                                        7,551,953
                                                                                     ------------
SERVICES: COMMERCIAL  2.5%
ChoicePoint, Inc. (a)                                                  14,300             650,221
Iron Mountain, Inc. (a)                                                23,600             728,060
ServiceMaster Co.                                                      30,350             416,402
                                                                                     ------------
                                                                                        1,794,683
                                                                                     ------------
SPECIALTY RETAIL  0.5%
CDW Computer Center, Inc.                                               7,600             355,756
                                                                                     ------------
TOTAL CONSUMER DISCRETIONARY                                                           22,069,723
                                                                                     ------------
CONSUMER STAPLES  3.2%
FOOD & DRUG RETAILING  2.3%
Dreyer's Grand Ice Cream, Inc.                                          9,100             624,260
Weight Watchers International, Inc. (a)                                22,350             970,884
                                                                                     ------------
                                                                                        1,595,144
                                                                                     ------------
HOUSEHOLD PRODUCTS  0.2%
Alberto-Culver Co., Class B                                             3,700             176,860
                                                                                     ------------
TOBACCO  0.7%
Loews Corp.-Carolina Group                                             17,800             481,490
                                                                                     ------------
TOTAL CONSUMER STAPLES                                                                  2,253,494
                                                                                     ------------
ENERGY  6.4%
MISCELLANEOUS  2.3%
GlobalSantaFe Corp.                                                    29,200             798,620
Noble Corp. (a)                                                        21,450             827,970
                                                                                     ------------
                                                                                        1,626,590
                                                                                     ------------
OIL-WELL EQUIPMENT & SERVICES  2.3%
BJ Services Co. (a)                                                    23,500             796,180
Weatherford International, Inc. (a)                                    19,000             820,800
                                                                                     ------------
                                                                                        1,616,980
                                                                                     ------------
OIL-CRUDE PRODUCERS  1.8%
Devon Energy Corp.                                                     10,800             532,224
Pioneer Natural Resources Co. (a)                                      28,800             750,240
                                                                                     ------------
                                                                                        1,282,464
                                                                                     ------------
TOTAL ENERGY                                                                            4,526,034
                                                                                     ------------

SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                                        MARKET
DESCRIPTION                                                           SHARES             VALUE
FINANCIAL SERVICES  15.2%
BANKS  1.2%
Synovus Financial Corp.                                                32,250        $    887,520
                                                                                     ------------
FINANCE COMPANIES  2.4%
Capital One Financial Corp.                                            16,450           1,004,273
SLM Holding Corp.                                                       7,300             707,370
                                                                                     ------------
                                                                                        1,711,643
                                                                                     ------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS  2.6%
Affiliated Computer Services, Inc., Class A (a)                        15,100             716,948
DST Systems, Inc.                                                       4,100             187,411
SunGard Data Systems, Inc. (a)                                         34,500             913,560
                                                                                     ------------
                                                                                        1,817,919
                                                                                     ------------
FINANCIAL MISCELLANEOUS  5.9%
BISYS Group, Inc.                                                      22,000             732,600
Everest Re Group Ltd.                                                   9,150             511,943
H&R Block, Inc.                                                        20,800             959,920
Moody's Corp.                                                          24,750           1,231,312
Willis Group Holdings, Ltd. (a)                                        23,000             756,930
                                                                                     ------------
                                                                                        4,192,705
                                                                                     ------------
INVESTMENT COMPANIES  1.2%
Affiliated Managers Group, Inc., Class A (a)                           14,300             879,450
                                                                                     ------------
REAL ESTATE INVESTMENT TRUSTS  0.9%
Starwood Hotels & Resorts Worldwide, Inc.                              18,400             605,176
                                                                                     ------------
SAVINGS & LOAN  1.0%
Charter One Financial, Inc.                                            20,500             704,790
                                                                                     ------------
TOTAL FINANCIAL SERVICES                                                               10,799,203
                                                                                     ------------
HEALTH CARE  17.7%
BIOTECHNOLOGY RESEARCH & PRODUCTION  1.6%
Biogen, Inc. (a)                                                        7,000             290,010
Celgene Corp. (a)                                                      20,650             315,945
Idec Pharmaceuticals Corp.                                             15,350             544,158
                                                                                     ------------
                                                                                        1,150,113
                                                                                     ------------
DRUGS & PHARMACEUTICALS  4.5%
AmerisourceBergen Corp.                                                13,400           1,018,400
Forest Laboratories, Inc. (a)                                          10,000             708,000
Gilead Sciences, Inc. (a)                                              34,950           1,149,156
Medimmune, Inc. (a)                                                    12,200             322,080
                                                                                     ------------
                                                                                        3,197,636
                                                                                     ------------
MEDICAL SYSTEMS  1.3%
Varian Medical Systems, Inc. (a)                                       22,000             892,100
                                                                                     ------------

                                       14      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                                        MARKET
DESCRIPTION                                                           SHARES             VALUE
HEALTH CARE FACILITIES  2.7%
Quest Diagnostics, Inc. (a)                                            10,700        $    920,735
Triad Hospitals, Inc. (a)                                              23,600           1,000,168
                                                                                     ------------
                                                                                        1,920,903
                                                                                     ------------
HEALTH CARE MANAGEMENT SERVICES  0.8%
Caremark Rx, Inc. (a)                                                  33,500             552,750
                                                                                     ------------
HEALTH CARE SERVICES  2.2%
Anthem, Inc. (a)                                                        7,700             519,596
Lincare Holdings, Inc. (a)                                             26,150             844,645
Stericycle, Inc. (a)                                                    6,500             230,165
                                                                                     ------------
                                                                                        1,594,406
                                                                                     ------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES  2.8%
St. Jude Medical, Inc. (a)                                             11,550             852,967
Zimmer Holdings, Inc. (a)                                              32,500           1,158,950
                                                                                     ------------
                                                                                        2,011,917
                                                                                     ------------
MEDICAL SERVICES  1.3%
Laboratory Corp. Of America Holdings (a)                               19,650             897,023
                                                                                     ------------
MISCELLANEOUS HEALTH CARE  0.5%
Alcon, Inc. (a)                                                        11,100             380,175
                                                                                     ------------
TOTAL HEALTH CARE                                                                      12,597,023
                                                                                     ------------
INDUSTRIALS  0.0%
AEROSPACE & DEFENSE  0.0%
MTC Technologies, Inc.                                                    800              15,200
                                                                                     ------------
MATERIALS & PROCESSING  0.8%
CHEMICALS  0.8%
Ecolab, Inc.                                                           12,100             559,383
                                                                                     ------------
PRODUCER DURABLES  6.1%
AEROSPACE  0.5%
Alliant Techsystems, Inc. (a)                                           6,050             385,990
                                                                                     ------------
ELECTRICAL EQUIPMENT & COMPONENTS  0.5%
Molex, Inc.                                                             2,100              70,413
RF Micro Devices, Inc. (a)                                             38,400             292,608
                                                                                     ------------
                                                                                          363,021
                                                                                     ------------
HOMEBUILDING  1.7%
Lennar Corp.                                                           20,250           1,239,300
                                                                                     ------------
MACHINERY: AGRICULTURAL  1.1%
AGCO Corp. (a)                                                         39,600             772,200
                                                                                     ------------
OFFICE FURNITURE & BUSINESS EQUIPMENT  0.8%
Lexmark International, Inc. (a)                                         9,850             535,840
                                                                                     ------------

SEE NOTES TO FINANCIAL STATEMENTS      15

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                                        MARKET
DESCRIPTION                                                           SHARES             VALUE
PRODUCTION TECHNOLOGY EQUIPMENT  1.4%
Kla-Tencor Corp. (a)                                                    7,050        $    310,129
Lam Research Corp. (a)                                                  9,100             163,618
Novellus Systems, Inc. (a)                                              8,550             290,700
Teradyne, Inc. (a)                                                      8,700             204,450
                                                                                     ------------
                                                                                          968,897
                                                                                     ------------
TELECOMMUNICATIONS EQUIPMENT  0.1%
Polycom, Inc. (a)                                                       7,850              94,122
                                                                                     ------------
TOTAL PRODUCER DURABLES                                                                 4,359,370
                                                                                     ------------
TECHNOLOGY  15.3%
COMMUNICATIONS TECHNOLOGY  0.7%
Brocade Communications Systems, Inc. (a)                               27,100             473,708
                                                                                     ------------
COMPUTER SERVICES SOFTWARE & SYSTEMS  8.7%
Adobe Systems, Inc.                                                    23,850             679,725
BEA Systems, Inc.                                                      30,100             286,251
BMC Software, Inc.                                                     13,800             229,080
Business Objects S.A. ADR                                               7,500             210,750
Cadence Design Systems, Inc.                                           11,200             180,544
Extreme Networks, Inc. (a)                                             39,300             383,961
Intuit, Inc. (a)                                                       12,700             631,444
Mercury Interactive Corp. (a)                                          13,450             308,812
PeopleSoft, Inc. (a)                                                   18,500             275,280
QLogic Corp. (a)                                                        8,050             306,705
Rational Software Corp. (a)                                             8,500              69,785
Retek, Inc. (a)                                                        17,500             425,250
Sabre Holdngs Corp. (a)                                                27,200             973,760
Siebel Systems, Inc.                                                   15,200             216,144
Symantec Corp. (a)                                                      9,350             307,148
TIBCO Software, Inc. (a)                                               49,350             274,386
VERITAS Software Corp. (a)                                             21,850             432,411
                                                                                     ------------
                                                                                        6,191,436
                                                                                     ------------
COMPUTER TECHNOLOGY  0.5%
Network Appliance, Inc. (a)                                            19,600             243,824
Synopsys, Inc.                                                          2,700             147,987
                                                                                     ------------
                                                                                          391,811
                                                                                     ------------
ELECTRONICS  0.1%
Skyworks Solutions, Inc.                                               11,653              64,674
                                                                                     ------------

                                     16        SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                                        MARKET
DESCRIPTION                                                           SHARES             VALUE
SEMI-CONDUCTORS/COMPONENTS  4.4%
Broadcom Corp., Class A (a)                                            25,150        $    441,131
Fairchild Semiconductor International, Inc., Class A (a)               15,200             369,360
Integrated Device Technology, Inc. (a)                                 15,100             273,914
International Rectifier Corp. (a)                                       5,300             154,495
Intersil Corp., Class A (a)                                             8,550             182,799
Jabil Circuit, Inc. (a)                                                14,400             303,984
Microchip Technology, Inc. (a)                                         25,550             700,837
National Semiconductor Corp. (a)                                        7,800             227,526
Photon Dynamics, Inc. (a)                                               4,000             120,000
Xilinx, Inc. (a)                                                       14,800             331,964
                                                                                     ------------
                                                                                        3,106,010
                                                                                     ------------
ELECTRONICS: TECHNOLOGY  0.9%
Harris Corp.                                                           17,400             630,576
                                                                                     ------------
TOTAL TECHNOLOGY                                                                       10,858,215
                                                                                     ------------
UTILITIES  0.2%
TELECOMMUNICATIONS  0.2%
Crown Castle International Corp. (a)                                   43,600             171,348
                                                                                     ------------
TOTAL LONG-TERM INVESTMENTS  97.0%
     (Cost $68,901,260)                                                                68,892,993
                                                                                     ------------
REPURCHASE AGREEMENT  3.6%
J.P. Morgan Securities Inc. ($2,541,000 par collateralized
     by U.S. Government obligations in a pooled cash account,
     dated 06/28/02, to be sold on 07/01/02 at $2,541,371)
     (Cost $2,541,000)                                                                  2,541,000
                                                                                     ------------
TOTAL INVESTMENTS  100.6%
     (Cost $71,442,260)                                                                71,433,993
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.6)%                                            (429,805)
                                                                                     ------------

NET ASSETS  100%                                                                     $ 71,004,188
                                                                                     ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

ADR  AMERICAN DEPOSITARY RECEIPT

SEE NOTES TO FINANCIAL STATEMENTS      17

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002

ASSETS:
Total Investments (Cost $71,442,260)                                                 $ 71,433,993
Cash                                                                                          240
Receivables:
   Investments Sold                                                                     4,660,948
   Fund Shares Sold                                                                       101,462
   Dividends                                                                                8,206
   Interest                                                                                   370
Other                                                                                      15,018
                                                                                     ------------
     Total Assets                                                                      76,220,237
                                                                                     ------------
LIABILITIES:
Payables:
   Investments Purchased                                                                4,643,039
   Fund Shares Repurchased                                                                340,728
   Distributor and Affiliates                                                              67,100
   Investment Advisory Fee                                                                 45,287
   Administrative Fee                                                                      16,272
   Directors' Fee                                                                           1,148
Accrued Expenses                                                                           84,195
Directors' Deferred Compensation and Retirement Plans                                      18,280
                                                                                     ------------
     Total Liabilities                                                                  5,216,049
                                                                                     ------------
NET ASSETS                                                                           $ 71,004,188
                                                                                     ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized )         $142,187,543
Net Unrealized Depreciation                                                                (8,267)
Accumulated Net Investment Loss                                                           (12,707)
Accumulated Net Realized Loss                                                         (71,162,381)
                                                                                     ------------
NET ASSETS                                                                           $ 71,004,188
                                                                                     ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $29,344,092 and 4,505,166 shares of beneficial interest issued
     and outstanding)                                                                $       6.51
     Maximum sales charge (5.75%* of offering price)                                         0.40
                                                                                     ------------
     Maximum offering price to public                                                $       6.91
                                                                                     ============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $30,423,235 and 4,757,194 shares of beneficial interest issued
     and outstanding)                                                                $       6.40
                                                                                     ============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $11,236,861 and 1,759,654 shares of beneficial interest issued
     and outstanding)                                                                $       6.39
                                                                                     ============

*    ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

                                       18      SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
JUNE 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $535)                                $    185,011
Interest (Net of foreign withholding taxes of $625)                                       73,596
                                                                                    ------------
     Total Income                                                                        258,607
                                                                                    ------------
EXPENSES:
Investment Advisory Fee                                                                  667,053
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
   of $88,894, $371,002 and $162,826, respectively)                                      622,722
Administrative Fee                                                                       227,873
Shareholder Reports                                                                      116,823
Shareholder Services                                                                      49,010
Custody                                                                                   39,079
Legal                                                                                     17,528
Directors' Fees and Related Expenses                                                      12,569
Other                                                                                     53,578
                                                                                    ------------
     Total Expenses                                                                    1,806,235
                                                                                    ------------
NET INVESTMENT LOSS                                                                 $ (1,547,628)
                                                                                    ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss                                                                   $(36,267,200)
                                                                                    ============
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                            (2,563,390)
   End of the Period                                                                      (8,267)
                                                                                    ------------
Net Unrealized Appreciation During the Period                                          2,555,123
                                                                                    ------------
NET REALIZED AND UNREALIZED LOSS                                                    $(33,712,077)
                                                                                    ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                          $(35,259,705)
                                                                                    ============

SEE NOTES TO FINANCIAL STATEMENTS      19

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED       YEAR ENDED
                                                                  JUNE 30, 2002    JUNE 30, 2001
                                                                  -------------    -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                               $ (1,547,628)    $ (1,934,144)
Net Realized Loss                                                  (36,267,200)     (34,756,558)
Net Unrealized Appreciation/Depreciation During the
    Period                                                           2,555,123       (4,678,356)
                                                                  ------------     ------------
Change in Net Assets from Operations                               (35,259,705)     (41,369,058)
                                                                  ------------     ------------
Distributions from Net Realized Gain:
Class A Shares                                                             -0-         (661,981)
Class B Shares                                                             -0-         (732,074)
Class C Shares                                                             -0-         (364,105)
                                                                  ------------     ------------
Total Distributions                                                        -0-       (1,758,160)
                                                                  ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                (35,259,705)     (43,127,218)
                                                                  ------------     ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                           68,276,151       92,268,090
Net Asset Value of Shares Issued Through Dividend
    Reinvestment                                                           -0-        1,526,093
Cost of Shares Repurchased                                         (75,144,695)     (36,480,560)
                                                                  ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                  (6,868,544)      57,313,623
                                                                  ------------     ------------
TOTAL INCREASE/DECREASE IN NET ASSETS                              (42,128,249)      14,186,405
Net Assets:
Beginning of the Period                                            113,132,437       98,946,032
                                                                  ------------     ------------
End of the Period (Including accumulated net investment
    loss of $(12,707) and $(8,252), respectively)                 $ 71,004,188     $113,132,437
                                                                  ============     ============

                                       20      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                    OCTOBER 25, 1999
                                                                                     (COMMENCEMENT
CLASS A SHARES                                              YEAR ENDED JUNE 30,       OF INVESTMENT
                                                          ---------------------      OPERATIONS) TO
                                                           2002(a)      2001(a)     JUNE 30, 2000(a)
                                                          -------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD                   $ 9.49       $13.37           $10.00
                                                           ------       ------           ------
  Net Investment Loss                                       (0.10)       (0.14)           (0.09)
  Net Realized and Unrealized Gain/Loss                     (2.88)       (3.57)            3.46
                                                           ------       ------           ------
Total from Investment Operations                            (2.98)       (3.71)            3.37
                                                           ------       ------           ------
Less Distributions from Net Realized Gain                     -0-        (0.17)             -0-
                                                           ------       ------           ------
NET ASSET VALUE, END OF THE PERIOD                         $ 6.51       $ 9.49           $13.37
                                                           ======       ======           ======
Total Return (b)                                           -31.30%      -28.03%           33.70%*
Net Assets at End of the Period (In millions)              $ 29.3       $ 44.7           $ 38.4
Ratio of Expenses to Average Net Assets                      1.58%        1.58%            1.63%
Ratio of Net Investment Loss to Average
  Net Assets                                                (1.29)%      (1.20)%          (1.04)%
Portfolio Turnover                                            209%         146%             103%*

*    NON-ANNUALIZED

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS      21

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                    OCTOBER 25, 1999
                                                                                     (COMMENCEMENT
CLASS B SHARES                                              YEAR ENDED JUNE 30,       OF INVESTMENT
                                                          ---------------------      OPERATIONS) TO
                                                           2002(a)      2001(a)     JUNE 30, 2000(a)
                                                          -------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD                   $ 9.38       $13.31           $10.00
                                                           ------       ------           ------
  Net Investment Loss                                       (0.15)       (0.22)           (0.16)
  Net Realized and Unrealized Gain/Loss                     (2.83)       (3.54)            3.47
                                                           ------       ------           ------
Total from Investment Operations                            (2.98)       (3.76)            3.31
                                                           ------       ------           ------
Less Distributions from Net Realized Gain                     -0-        (0.17)             -0-
                                                           ------       ------           ------
NET ASSET VALUE, END OF THE PERIOD                         $ 6.40       $ 9.38           $13.31
                                                           ======       ======           ======
Total Return (b)                                           -31.77%      -28.53%           33.10%*
Net Assets at End of the Period (In millions)              $ 30.4       $ 46.8           $ 40.5
Ratio of Expenses to Average Net Assets                      2.33%        2.33%            2.38%
Ratio of Net Investment Loss to Average
  Net Assets                                                (2.04)%      (1.95)%          (1.83)%
Portfolio Turnover                                            209%         146%             103%*

*    NON-ANNUALIZED

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                       22      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                    OCTOBER 25, 1999
                                                                                     (COMMENCEMENT
CLASS C SHARES                                              YEAR ENDED JUNE 30,      OF INVESTMENT
                                                          ---------------------     OPERATIONS) TO
                                                           2002(a)      2001(a)    JUNE 30, 2000(a)
                                                          -------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD                   $ 9.38       $13.33           $10.00
                                                           ------       ------           ------
  Net Investment Loss                                       (0.15)       (0.22)           (0.16)
  Net Realized and Unrealized Gain/Loss                     (2.84)       (3.56)            3.49
                                                           ------       ------           ------
Total from Investment Operations                            (2.99)       (3.78)            3.33
                                                           ------       ------           ------
Less Distributions from Net Realized Gain                     -0-        (0.17)             -0-
                                                           ------       ------           ------
NET ASSET VALUE, END OF THE PERIOD                         $ 6.39       $ 9.38           $13.33
                                                           ======       ======           ======
Total Return (b)                                           -31.88%      -28.64%           33.30%*
Net Assets at End of the Period (In millions)              $ 11.2       $ 21.6           $ 20.0
Ratio of Expenses to Average Net Assets                      2.33%        2.33%            2.38%
Ratio of Net Investment Loss to Average
  Net Assets                                                (2.04)%      (1.95)%          (1.81)%
Portfolio Turnover                                            209%         146%             103%*

*    NON-ANNUALIZED

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS      23

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

1.   SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Mid Cap Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to achieve long-term growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. The Fund commenced operations on October 25, 1999.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $56,550,790, which will expire between June 30, 2009 and June 30, 2010.

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

    Cost of investments for tax purposes                   $73,249,633
                                                           ===========
    Gross tax unrealized appreciation                      $ 4,168,556
    Gross tax unrealized depreciation                       (5,984,196)
                                                           -----------
    Net tax unrealized depreciation on investments         $(1,815,640)
                                                           ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

     The tax character of distributions paid during 2002 and 2001 was as follows:

                                               2002               2001
  Distributions paid from
     Ordinary income                           $-0-            $1,758,160
                                               ====            ==========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to a net operating loss totaling $1,543,173 has been reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to a correction of a prior year amount totaling $140,499 has been reclassified from accumulated net realized loss to capital.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investments advice and facilities to the Fund for an annual fee payable monthly as follows:

    AVERAGE DAILY NET ASSETS                                   % PER ANNUM
    First $500 million                                            0.75%
    Next $500 million                                             0.70%
    Over $1 billion                                               0.65%

     The adviser has entered into a subadvisory agreement with Morgan Stanley Investments LP (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $2,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $14,900, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $49,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $13,560 are included in "Other" assets on the Statement of Assets and

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $1,386.

3.   CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $56,967,179, $60,882,643 and $24,337,721 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                                 SHARES              VALUE
    Sales:
      Class A                                                   6,490,547        $ 48,899,839
      Class B                                                   1,773,717          13,577,019
      Class C                                                     757,801           5,799,293
                                                              -----------        ------------
    Total Sales                                                 9,022,065        $ 68,276,151
                                                              ===========        ============
    Repurchases:
      Class A                                                  (6,698,940)       $(50,281,407)
      Class B                                                  (2,009,469)        (15,122,152)
      Class C                                                  (1,299,122)         (9,741,136)
                                                              -----------        ------------
    Total Repurchases                                         (10,007,531)       $(75,144,695)
                                                              ===========        ============

     At June 30, 2001, capital aggregated $59,021,865, $63,130,083 and
$28,587,811 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                                 SHARES              VALUE
    Sales:
      Class A                                                   3,287,024        $ 38,291,771
      Class B                                                   2,939,241          35,075,647
      Class C                                                   1,625,869          18,900,672
                                                              -----------        ------------
    Total Sales                                                 7,852,134        $ 92,268,090
                                                              ===========        ============
    Dividend Reinvestment:
      Class A                                                      46,834            $558,733
      Class B                                                      56,688             670,613
      Class C                                                      25,063             296,747
                                                              -----------        ------------
    Total Dividend Reinvestment                                   128,585        $  1,526,093
                                                              ===========        ============
    Repurchases:
      Class A                                                  (1,491,510)       $(16,208,848)
      Class B                                                  (1,044,611)        (11,486,156)
      Class C                                                    (854,040)         (8,785,556)
                                                              -----------        ------------
    Total Repurchases                                          (3,390,161)       $(36,480,560)
                                                              ===========        ============

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                             CONTINGENT DEFERRED SALES CHARGE
                                                 AS A PERCENTAGE OF DOLLAR
                                                 AMOUNT SUBJECT TO CHARGE
                                             --------------------------------
YEAR OF REDEMPTION                                CLASS B        CLASS C
First                                              5.00%          1.00%
Second                                             4.00%           None
Third                                              3.00%           None
Fourth                                             2.50%           None
Fifth                                              1.50%           None
Thereafter                                          None           None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $35,800 and CDSC on redeemed shares of Classes B and C of approximately $135,200. Sales charges do not represent expenses of the Fund.

4.   INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $178,794,000 and sales of $182,977,042 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.   DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $350,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately
$38,600.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Mid Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Mid Cap Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period ended June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Mid Cap Growth Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
    Aggressive Growth
    American Value
    Emerging Growth
    Enterprise
    Equity Growth
    Focus Equity
    Growth
    Mid Cap Growth
    Pace
    Select Growth
    Small Cap Growth
    Small Cap Value
    Tax Managed Equity Growth
    Technology

GROWTH AND INCOME
    Comstock
    Equity and Income
    Growth and Income
    Harbor
    Real Estate Securities
    Utility
    Value
    Value Opportunities

GLOBAL/INTERNATIONAL
    Asian Equity
    Emerging Markets
    European Value Equity
    Global Equity Allocation
    Global Franchise
    Global Value Equity
    International Advantage
    International Magnum
    Latin American
    Worldwide High Income

INCOME
    Corporate Bond
    Government Securities
    High Income Corporate Bond
    High Yield
    Limited Maturity Government
    U.S. Government
    U.S. Government Trust for Income*

CAPITAL PRESERVATION
    Reserve
    Tax Free Money

SENIOR LOAN
    Prime Rate Income Trust
    Senior Floating Rate

TAX FREE
    California Insured Tax Free
    Florida Insured Tax Free Income*
    High Yield Municipal**
    Insured Tax Free Income
    Intermediate Term Municipal Income
    Municipal Income
    New York Tax Free Income
    Pennsylvania Tax Free Income
    Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-    visit our Web site at
     vankampen.com --
     to view a prospectus, select   [ILLUSTRATION OF COMPUTER]
     DOWNLOAD PROSPECTUS

-    call us at (800) 847-2424
     Telecommunications
     Device for the Deaf (TDD)   [ILLUSTRATION OF TELEPHONE]
     users, call (800)421-2833.

-    e-mail us by visiting
     vankampen.com and
     selecting CONTACT US   [ILLUSTRATION OF ENVELOPES]

*    Closed to new investors
**   Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN MID CAP GROWTH FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENTS LP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

DIRECTOR AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

                                                                                                NUMBER OF
                                                   TERM OF                                       FUNDS IN
                                                  OFFICE AND                                       FUND
                                   POSITION(S)    LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS               HELD WITH       TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR               FUND         SERVED         DURING PAST 5 YEARS           BY DIRECTOR   HELD BY DIRECTOR
J. Miles Branagan (70)              Director       Director       Private investor.                 57
1632 Morning Mountain Road                         since 1999     Trustee/Director of funds
Raleigh, NC 27614                                                 in the Fund Complex.
                                                                  Co-founder, and prior to
                                                                  August 1996, Chairman,
                                                                  Chief Executive Officer and
                                                                  President, MDT Corporation
                                                                  (now known as
                                                                  Getinge/Castle, Inc., a
                                                                  subsidiary of Getinge
                                                                  Industrier AB), a company
                                                                  which develops,
                                                                  manufactures, markets and
                                                                  services medical and
                                                                  scientific equipment.

                                                                                                NUMBER OF
                                                   TERM OF                                       FUNDS IN
                                                  OFFICE AND                                       FUND
                                   POSITION(S)    LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS               HELD WITH       TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR               FUND         SERVED         DURING PAST 5 YEARS           BY DIRECTOR   HELD BY DIRECTOR
Jerry D. Choate (63)                Director       Director       Trustee/Director of funds         57        Director of
53 Monarch Bay Drive                               since 1999     in the Fund Complex. Prior                  Amgen Inc., a
Dana Point, CA 92629                                              to January 1999, Chairman                   biotechnological
                                                                  and Chief Executive Officer                 company, and
                                                                  of the Allstate Corporation                 Director of
                                                                  ("Allstate") and Allstate                   Valero Energy
                                                                  Insurance Company. Prior to                 Corporation, an
                                                                  January 1995, President and                 independent
                                                                  Chief Executive Officer of                  refining
                                                                  Allstate. Prior to                          company.
                                                                  August 1994, various
                                                                  management positions at
                                                                  Allstate.

Linda Hutton Heagy (54)             Director       Director       Regional Managing Partner         57
Sears Tower                                        since 1999     of Heidrick & Struggles, an
233 South Wacker Drive                                            executive search firm.
Suite 7000                                                        Trustee/Director of funds
Chicago, IL 60606                                                 in the Fund Complex.
                                                                  Trustee on the University
                                                                  of Chicago Hospitals Board,
                                                                  Vice Chair of the Board of
                                                                  the YMCA of Metropolitan
                                                                  Chicago and a member of the
                                                                  Women's Board of the
                                                                  University of Chicago.
                                                                  Prior to 1997, Partner,
                                                                  Ray & Berndtson, Inc., an
                                                                  executive recruiting firm.
                                                                  Prior to 1996, Trustee of
                                                                  The International House
                                                                  Board, a fellowship and
                                                                  housing organization for
                                                                  international graduate
                                                                  students. Formerly,
                                                                  Executive Vice President of
                                                                  ABN AMRO, N.A., a Dutch
                                                                  bank holding company. Prior
                                                                  to 1992, Executive Vice
                                                                  President of La Salle
                                                                  National Bank.

                                                                                                NUMBER OF
                                                   TERM OF                                       FUNDS IN
                                                  OFFICE AND                                       FUND
                                   POSITION(S)    LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS               HELD WITH       TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR               FUND         SERVED         DURING PAST 5 YEARS           BY DIRECTOR   HELD BY DIRECTOR
R. Craig Kennedy (50)               Director       Director       Director and President,           57
1744 R Street, N.W.                                since 1999     German Marshall Fund of the
Washington, D.C. 20009                                            United States, an
                                                                  independent U.S. foundation
                                                                  created to deepen
                                                                  understanding, promote
                                                                  collaboration and stimulate
                                                                  exchanges of practical
                                                                  experience between
                                                                  Americans and Europeans.
                                                                  Trustee/Director of funds
                                                                  in the Fund Complex.
                                                                  Formerly, advisor to the
                                                                  Dennis Trading Group Inc.,
                                                                  a managed futures and
                                                                  option company that invests
                                                                  money for individuals and
                                                                  institutions. Prior to
                                                                  1992, President and Chief
                                                                  Executive Officer, Director
                                                                  and member of the
                                                                  Investment Committee of the
                                                                  Joyce Foundation, a private
                                                                  foundation.

Jack E. Nelson (66)                 Director       Director       President, Nelson             57
423 Country Club Drive                             since 1999     Investment Planning
Winter Park, FL 32789                                             Services, Inc., a financial
                                                                  planning company and
                                                                  registered investment
                                                                  adviser in the State of
                                                                  Florida. President, Nelson
                                                                  Ivest Brokerage Services
                                                                  Inc., a member of the
                                                                  National Association of
                                                                  Securities Dealers, Inc.
                                                                  and Securities Investors
                                                                  Protection Corp.
                                                                  Trustee/Director of funds
                                                                  in the Fund Complex.


                                                                                                NUMBER OF
                                                   TERM OF                                       FUNDS IN
                                                  OFFICE AND                                       FUND
                                   POSITION(S)    LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS               HELD WITH       TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR               FUND         SERVED         DURING PAST 5 YEARS           BY DIRECTOR   HELD BY DIRECTOR
Suzanne H. Woolsey (60)             Director       Director       Chief Communications              57        Director of
2101 Constitution Ave., N.W.                       since 1999     Officer of the National                     Neurogen
Room 285                                                          Academy of                                  Corporation, a
Washington, D.C. 20418                                            Sciences/National Research                  pharmaceutical
                                                                  Council, an independent,                    company, since
                                                                  federally chartered policy                  January 1998.
                                                                  institution, since 2001 and
                                                                  previously Chief Operating
                                                                  Officer from 1993-2001.
                                                                  Trustee/Director of funds
                                                                  in the Fund Complex.
                                                                  Director of the Institute
                                                                  for Defense Analyses, a
                                                                  federally funded research
                                                                  and development center,
                                                                  Director of the German
                                                                  Marshall Fund of the United
                                                                  States, Trustee of Colorado
                                                                  College and Vice Chair of
                                                                  the Board of the Council
                                                                  for Excellence in
                                                                  Government. Prior to 1993,
                                                                  Executive Director of the
                                                                  Commission on Behavioral
                                                                  and Social Sciences and
                                                                  Education at the National
                                                                  Academy of
                                                                  Sciences/National Research
                                                                  Council. From 1980 through
                                                                  1989, Partner of Coopers &
                                                                  Lybrand.

INTERESTED DIRECTORS:*

                                                                                                NUMBER OF
                                                   TERM OF                                       FUNDS IN
                                                  OFFICE AND                                       FUND
                                   POSITION(S)    LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS               HELD WITH       TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR                FUND         SERVED         DURING PAST 5 YEARS           BY DIRECTOR   HELD BY DIRECTOR
Mitchell M. Merin* (49)             Director       Director       President and Chief               57
1221 Avenue of the Americas                        since 1999     Operating Officer of Morgan
New York, NY 10020                                                Stanley Investment
                                                                  Management since
                                                                  December 1998. President
                                                                  and Director since
                                                                  April 1997 and Chief
                                                                  Executive Officer since
                                                                  June 1998 of Morgan Stanley
                                                                  Investment Advisors Inc.
                                                                  and Morgan Stanley Services
                                                                  Company Inc. Chairman,
                                                                  Chief Executive Officer and
                                                                  Director of Morgan Stanley
                                                                  Distributors Inc. since
                                                                  June 1998. Chairman and
                                                                  Chief Executive Officer
                                                                  since June 1998, and
                                                                  Director since January 1998
                                                                  of Morgan Stanley Trust.
                                                                  Director of various Morgan
                                                                  Stanley subsidiaries.
                                                                  President of the Morgan
                                                                  Stanley Funds since
                                                                  May 1999. Trustee/Director
                                                                  of funds in the Fund
                                                                  Complex. Previously Chief
                                                                  Strategic Officer of Morgan
                                                                  Stanley Investment Advisors
                                                                  Inc. and Morgan Stanley
                                                                  Services Company Inc. and
                                                                  Executive Vice President of
                                                                  Morgan Stanley Distributors
                                                                  Inc. April 1997-June 1998,
                                                                  Vice President of the
                                                                  Morgan Stanley Funds
                                                                  May 1997-April 1999, and
                                                                  Executive Vice President of
                                                                  Dean Witter, Discover & Co.
                                                                  prior to May 1997.

                                                                                                NUMBER OF
                                                   TERM OF                                       FUNDS IN
                                                  OFFICE AND                                       FUND
                                   POSITION(S)    LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS               HELD WITH       TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR                FUND         SERVED         DURING PAST 5 YEARS           BY DIRECTOR   HELD BY DIRECTOR
Richard F. Powers, III* (56)        Director       Director       Chairman, President, Chief        94
1 Parkview Plaza                    and            since 1999     Executive Officer, Director
P.O. Box 5555                       President                     and Managing Director of
Oakbrook Terrace, IL 60181                                        Van Kampen Investments.
                                                                  Chairman, Director and
                                                                  Chief Executive Officer of
                                                                  the Advisers, the
                                                                  Distributor and Van Kampen
                                                                  Advisors Inc. since 1998.
                                                                  Managing Director of the
                                                                  Advisers, the Distributor
                                                                  and Van Kampen Advisors
                                                                  Inc. since July 2001.
                                                                  Director and Officer of
                                                                  certain other subsidiaries
                                                                  of Van Kampen Investments.
                                                                  Chief Sales and Marketing
                                                                  Officer of Morgan Stanley
                                                                  Asset Management Inc.
                                                                  Trustee/Director and
                                                                  President or Trustee,
                                                                  President and Chairman of
                                                                  the Board of funds in the
                                                                  Fund Complex. Prior to
                                                                  May 1998, Executive Vice
                                                                  President and Director of
                                                                  Marketing at Morgan Stanley
                                                                  and Director of Dean
                                                                  Witter, Discover & Co. and
                                                                  Dean Witter Realty. Prior
                                                                  to 1996, Director of Dean
                                                                  Witter Reynolds Inc.

Wayne W. Whalen* (62)               Director       Director       Partner in the law firm of    94
333 West Wacker Drive                              since 1999     Skadden, Arps, Slate,
Chicago, IL 60606                                                 Meagher & Flom (Illinois),
                                                                  legal counsel to funds in
                                                                  the Fund Complex. Trustee/
                                                                  Director/Managing General
                                                                  Partner of funds in the
                                                                  Fund Complex.

* SUCH DIRECTOR IS AN "INTERESTED PERSON" (WITHIN THE MEANING OF SECTION 2(a)(19) OF THE 1940 ACT). MR. WHALEN IS AN INTERESTED PERSON OF CERTAIN FUNDS IN THE FUND COMPLEX BY REASON OF HIS FIRM CURRENTLY ACTING AS LEGAL COUNSEL TO SUCH FUNDS IN THE FUND COMPLEX. MESSRS. MERIN AND POWERS ARE INTERESTED PERSONS OF FUNDS IN THE FUND COMPLEX AND THE ADVISERS BY REASON OF THEIR POSITIONS WITH MORGAN STANLEY OR ITS AFFILIATES.

OFFICERS:

                                                          TERM OF
                                                         OFFICE AND
                                      POSITION(S)        LENGTH OF
NAME, AGE AND                          HELD WITH            TIME                 PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                       FUND              SERVED                DURING PAST 5 YEARS
Stephen L. Boyd (61)                Vice President       Officer                 Managing Director and Chief Investment
2800 Post Oak Blvd.                                      since 1999              Officer of Van Kampen Investments, and
45th Floor                                                                       Managing Director and President of the
Houston, TX 77056                                                                Advisers and Van Kampen Advisors Inc.
                                                                                 Executive Vice President and Chief Investment
                                                                                 Officer of funds in the Fund Complex. Prior
                                                                                 to December 2000, Executive Vice President
                                                                                 and Chief Investment Officer of Van Kampen
                                                                                 Investments, and President and Chief
                                                                                 Operating Officer of the Advisers. Prior to
                                                                                 April 2000, Executive Vice President and
                                                                                 Chief Investment Officer for Equity
                                                                                 Investments of the Advisers. Prior to
                                                                                 October 1998, Vice President and Senior
                                                                                 Portfolio Manager with AIM Capital
                                                                                 Management, Inc. Prior to February 1998,
                                                                                 Senior Vice President and Portfolio Manager
                                                                                 of Van Kampen American Capital Asset
                                                                                 Management, Inc., Van Kampen American Capital
                                                                                 Investment Advisory Corp. and Van Kampen
                                                                                 American Capital Management, Inc.

Joseph J. McAlinden (59)            Chief Investment     Officer                 Managing Director and Chief Investment
1221 Avenue of the Americas         Officer              since 2002              Officer of Morgan Stanley Investment Advisors
New York, NY 10020                                                               Inc. and Director of Morgan Stanley Trust for
                                                                                 over 5 years.

                                                          TERM OF
                                                         OFFICE AND
                                      POSITION(S)        LENGTH OF
NAME, AGE AND                          HELD WITH            TIME                 PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                       FUND              SERVED                DURING PAST 5 YEARS
A. Thomas Smith III (45)            Vice President       Officer                 Managing Director and Director of Van Kampen
1221 Avenue of the Americas         and Secretary        since 1999              Investments, Director of the Advisers, Van
New York, NY 10020                                                               Kampen Advisors Inc., the Distributor,
                                                                                 Investor Services and certain other
                                                                                 subsidiaries of Van Kampen Investments.
                                                                                 Managing Director and General Counsel-Mutual
                                                                                 Funds of Morgan Stanley Investment Advisors,
                                                                                 Inc. Vice President or Principal Legal
                                                                                 Officer and Secretary of funds in the Fund
                                                                                 Complex. Prior to July 2001, Managing
                                                                                 Director, General Counsel, Secretary and
                                                                                 Director of Van Kampen Investments, the
                                                                                 Advisers, the Distributor, Investor Services,
                                                                                 and certain other subsidiaries of Van Kampen
                                                                                 Investments. Prior to December 2000,
                                                                                 Executive Vice President, General Counsel,
                                                                                 Secretary and Director of Van Kampen
                                                                                 Investments, the Advisers, Van Kampen
                                                                                 Advisors Inc., the Distributor, Investor
                                                                                 Services and certain other subsidiaries of
                                                                                 Van Kampen Investments. Prior to
                                                                                 January 1999, Vice President and Associate
                                                                                 General Counsel to New York Life Insurance
                                                                                 Company ("New York Life"), and prior to
                                                                                 March 1997, Associate General Counsel of New
                                                                                 York Life. Prior to December 1993, Assistant
                                                                                 General Counsel of The Dreyfus Corporation.
                                                                                 Prior to August 1991, Senior Associate,
                                                                                 Willkie Farr & Gallagher. Prior to
                                                                                 January 1989, Staff Attorney at the
                                                                                 Securities and Exchange Commission, Division
                                                                                 of Investment Management, Office of Chief
                                                                                 Counsel.

John R. Reynoldson (49)             Vice President       Officer                 Executive Director of the Advisers and Van
1 Parkview Plaza                                         since 2000              Kampen Advisors Inc. Vice President of funds
Oakbrook Terrace, IL 60181                                                       in the Fund Complex. Prior to July 2001,
                                                                                 Principal and Co-head of the Fixed Income
                                                                                 Department of the Advisers and Van Kampen
                                                                                 Advisors Inc. Prior to December 2000, Senior
                                                                                 Vice President of the Advisers and Van Kampen
                                                                                 Advisors Inc. Prior to May 2000, he managed
                                                                                 the investment grade taxable group for the
                                                                                 Advisers since July 1999. From July 1988 to
                                                                                 June 1999, he managed the government
                                                                                 securities bond group for Asset Management.
                                                                                 Mr. Reynoldson has been with Asset Management
                                                                                 since April 1987.

                                                          TERM OF
                                                         OFFICE AND
                                      POSITION(S)        LENGTH OF
NAME, AGE AND                          HELD WITH            TIME                 PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                       FUND              SERVED                DURING PAST 5 YEARS
John L. Sullivan (47)               Vice President,      Officer                 Executive Director of Van Kampen Investments,
1 Parkview Plaza                    Chief Financial      since 1999              the Advisers and Van Kampen Advisors Inc.
Oakbrook Terrace, IL 60181          Officer                                      Vice President, Chief Financial Officer and
                                    and Treasurer                                Treasurer of funds in the Fund Complex. Head
                                                                                 of Fund Accounting for Morgan Stanley
                                                                                 Investment Management.

John H. Zimmermann, III (44)        Vice President       Officer                 Managing Director and Director of Van Kampen
Harborside Financial Center                              since 2000              Investments, and Managing Director, President
Plaza 2 - 7th Floor                                                              and Director of the Distributor. Vice
Jersey City, NJ 07311                                                            President of funds in the Fund Complex. Prior
                                                                                 to December 2000, President of Van Kampen
                                                                                 Insurance Agency of Illinois Inc., and Senior
                                                                                 Vice President and Director of Van Kampen
                                                                                 Investments. From November 1992 to
                                                                                 December 1997, Mr. Zimmermann was Senior Vice
                                                                                 President of the Distributor.

Van Kampen
Privacy Notice

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

           [VAN KAMPEN INVESTMENTS GENERATIONS OF EXPERIENCE(SM) LOGO]

                     Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
                     74, 174, 274                              Member NASD/SIPC.
                     MCG ANR 8/02                                6901H02-AP-8/02

VAN KAMPEN

VALUE FUND

ANNUAL REPORT


JUNE 30, 2002

[PHOTO OF FATHER DAUGHTER SAILBOAT]

PRIVACY NOTICE INFORMATION ON THE BACK.

[VAN KAMPEN INVESTMENTS GENERATIONS OF EXPERIENCE(SM) LOGO]

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
         PERFORMANCE OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                            TOP FIVE SECTORS     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    11

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    12
                        FINANCIAL STATEMENTS    17
               NOTES TO FINANCIAL STATEMENTS    23
              REPORT OF INDEPENDENT AUDITORS    29

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    30
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    31
            DIRECTOR AND OFFICER INFORMATION    32


           THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS
                           FOR THE FUND BEING OFFERED.


NOT FDIC INSURED.               MAY LOSE VALUE.              NO BANK GUARANTEE.


[SIDENOTE]

YOU HAVE A TIME-TESTED PARTNER IN VAN KAMPEN.

LETTER TO SHAREHOLDERS

JULY 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.


Sincerely,


/s/ R. F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

[SIDENOTE]

OVERVIEW

ECONOMIC SNAPSHOT

THE ECONOMY

OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(MARCH 31, 2000--MARCH 31, 2002)

[CHART]

Mar-00                      4.8%
Jun-00                      5.7%
Sep-00                      1.3%
Dec-00                      1.9%
Mar-01                      1.3%
Jun-01                      0.3%
Sep-01                     -1.3%
Dec-01                      1.7%
Mar-02                      6.1%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(JUNE 30, 2000--JUNE 30, 2002)

[CHART]

                 INTEREST RATES          INFLATION

Jun-00              6.500                   3.7
Jul-00              6.500                   3.7
Aug-00              6.500                   3.4
Sep-00              6.500                   3.5
Oct-00              6.500                   3.4
Nov-00              6.500                   3.4
Dec-00              6.500                   3.4
Jan-01              5.500                   3.7
Feb-01              5.500                   3.5
Mar-01              5.000                   2.9
Apr-01              4.500                   3.3
May-01              4.000                   3.6
Jun-01              3.750                   3.2
Jul-01              3.750                   2.7
Aug-01              3.500                   2.7
Sep-01              3.000                   2.6
Oct-01              2.500                   2.1
Nov-01              2.000                   1.9
Dec-01              1.750                   1.6
Jan-02              1.750                   1.1
Feb-02              1.750                   1.1
Mar-02              1.750                   1.5
Apr-02              1.750                   1.6
May-02              1.750                   1.2
Jun-02              1.750                   1.1


INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY


RETURN HIGHLIGHTS
(AS OF JUNE 30, 2002)

                                                 A SHARES     B SHARES    C SHARES
One-year total return based on NAV(1)             -15.01%      -15.95%     -15.95%
One-year total return(2)                          -19.92%      -20.15%     -16.79%
Life-of-Fund average annual total return(2)         0.09%        0.16%       0.46%
Commencement date                                  7/7/97       7/7/97      7/7/97

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PERFORMANCE OF A $10,000 INVESTMENT

(JULY 7, 1997--JUNE 30, 2002)

[CHART]

                                      STANDARD & POOR'S 500 INDEX MEASURES
                                      THE PERFORMANCE OF 500 WIDELY HELD
              VALUE FUND              COMMON STOCKS FROM 83 INDUSTRIAL GROUPS.+
 7/97           $9,425                            $10,000
 9/97           $9,849                            $10,385
12/97           $9,598                            $10,638
 3/98          $10,464                            $12,078
 6/98          $10,060                            $12,430
 6/99          $10,646                            $15,048
 6/00           $8,883                            $15,946
 6/01          $11,820                            $13,423
 6/02          $10,046                            $10,851



THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE STANDARD & POOR'S 500 INDEX OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS PERFORMANCE DOES NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE PERFORMANCE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
+ BLOOMBERG

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+

(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2002)

1.   HEALTHSOUTH       4.2%
     Provides rehabilitative health care and outpatient services in the United States, Australia, Puerto Rico and the United Kingdom.

2.   HEALTH NET                  3.5%
     Provides health care services to customers in the western and northeastern United States.


3.   TYCO INTERNATIONAL          2.5%
     Manufactures electrical components, communication systems, medical supplies, and fire-detection systems.

4.   PARKER-HANNIFIN             2.5%
     Manufactures motion-control products and fluid power systems used in industrial and aerospace applications.

5.   J.P. MORGAN CHASE           2.3%
     Offers commercial and consumer financial services worldwide.


6.   US BANCORP                  2.2%
     Provides corporate trust services, including banking, asset management, and investment services.


7.   WASHINGTON MUTUAL           2.1%
     Provides financial services in the western and southern United States.


8.   WACHOVIA                    2.1%
     Provides a range of commercial and retail banking and trust services in the U.S. and overseas.


9.   COMPUTER SCIENCES           2.0%
     Provides information technology services through outsourcing, systems integration and management-consulting services.

10.  HARTFORD FINANCIAL SERVICES 2.0%
     Provides financial and insurance services to consumers and companies worldwide.

+ SUBJECT TO CHANGE. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.


TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                                       JUNE 30, 2002      JUNE 30, 2001

Financial Services                        27.5%              30.0%
Heavy Industry/Transportation             14.6%              14.9%
Health Care                               12.5%               7.2%
Technology                                11.4%               7.8%
Utilities                                  8.5%              10.4%


*    SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S LARGE-CAP VALUE AND SMALL/MID-CAP VALUE TEAMS. THE LARGE CAP VALUE TEAM CURRENTLY INCLUDES(1) RICHARD BEHLER, MANAGING DIRECTOR. THE SMALL/MID-CAP VALUE TEAM CURRENTLY INCLUDES(1) BRIAN KRAMP, MANAGING DIRECTOR AND ERIC SCHARPF, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1)  TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.


Q    WHAT WAS THE MARKET ENVIRONMENT OF THE PAST 12 MONTHS?

A    When the reporting period began in July 2001, the U.S. economy was already slowing. During the third quarter of 2001, due in part to the September 11 terrorist attacks, the economy's performance turned negative for the first time in a decade. The attacks sent the market sharply lower, though stocks finished the year on a high note when value seekers scooped up apparent bargains. Unfortunately, this recovery was brief. Companies' first-quarter 2002 earnings fell short of investor expectations. In addition, accounting and corporate-governance scandals throughout the period dealt stocks a final blow. By the end of June, stocks were trading at levels only modestly higher than the lows reached immediately after September 11.

     During 2001, the Federal Reserve Board lowered interest rates 11 times in an attempt to stimulate consumption. Due in part to the low rates available, consumer spending remained exceptionally strong. This strength helped drive economic growth, which expanded by 6.1 percent during the first quarter of 2002.

Q    HOW DID THE FUND PERFORM GIVEN THESE MARKET CONDITIONS?

A    The fund returned -15.01 percent for the 12 months ended June 30, 2002. By comparison, the Standard & Poor's 500 Index returned -19.16 percent and the Russell 1000(R) Value Index returned -8.95 percent.

     PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT

MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. THE S&P 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. THE RUSSELL 1000(R) VALUE INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF LARGE-CAPITALIZATION VALUE STOCKS. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THE INDEXES REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q    WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A    We always stick to our basic investment approach, in every type of market environment. In particular, we seek quality companies offering attractive current valuations. To identify new stocks for the fund, we generally begin with a three-step screening process:

- First, we look for stocks that are priced low relative to their per-share earnings. We believe a company's price-to-earnings (P/E) ratio is an effective way to initially evaluate a stock's attractiveness.

- Second, we seek to identify stocks that performed worse than the overall stock market during the previous 12 to 18 months.

- Finally, among the stocks that pass the other two screens, we examine businesses we expect to grow or at least have stable earnings during the upcoming 12 months.

After completing this process, we have a list of stocks to research further from a fundamental standpoint. Once we've studied the valuations and fundamentals of these remaining companies, we choose the ones we believe represent the best opportunities for the fund.

     The only recent modification we made to our basic process was to make it more stringent, given the unpredictability of the market. For example, we normally look for shares that have fallen at least 25 percent from their highs posted over the past 12 to 18 months. Now, when considering companies facing questions about corporate governance or accounting practices, we believe it is prudent to wait for larger declines before considering whether to purchase--providing us with a somewhat larger cushion against subsequent declines. What's more, with stocks slow to recover in recent months, we were more patient than usual about waiting for their price to rebound to fair value.

Q    WHAT FACTORS HELPED PERFORMANCE DURING THE PERIOD?

A    The fund's top performer during the period was Health Net, a
California-based managed care company that we overweighted relative to our benchmark. Health Net, along with the entire managed-care industry, has been able to raise prices in recent years and generate increased income. Another stock helping results was Fortune Brands, a leading consumer conglomerate involved in many diverse business lines, from Titleist golf equipment to Moen faucets. We believed the company was extremely cheap when we bought its shares. Management did a great job of growing its earnings during the past 12 months. This name is an excellent example of how our process may uncover companies that are trading far below their fair value.

Finally, Parker Hannifin, which manufactures industrial motion-control equipment, also boosted total returns.

     KEEP IN MIND THAT NOT ALL OF THE STOCKS IN THE FUND PERFORMED FAVORABLY, NOR IS THERE ANY GUARANTEE THAT ANY OF THE STOCKS MENTIONED ABOVE WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE. For additional fund highlights, please refer to page 6.

Q    WHICH HOLDINGS FELL SHORT OF YOUR EXPECTATIONS?

A    Two stocks punished by accounting scandals--Enron and Tyco
International--were by far the fund's biggest disappointments. Together they accounted for the majority of the fund's underperformance during the past 12 months.

     Our buy discipline seeks to isolate stocks that have washed-out expectations, rising per-share earnings expectations over the next twelve months, and low multiples of earnings. Last fall, with Enron trading at less than 10 times earnings, we established a position in the stock. Before investing, we researched many convincing scenarios that we believed, at the time, implied the company's troubles could be adequately addressed. Based on the information at hand, we believed that Enron's franchise could rebound from its liquidity problems. Unfortunately, we are all now aware that these conclusions were based on data that later turned out to be fraudulent. Although we only owned the stock for a period of roughly four weeks before selling, it was, unfortunately, long enough to realize significant losses for the fund.

     Investor apprehension hurt Tyco as well. After the Enron bankruptcy, investors and regulators started paying closer attention to companies' accounting practices. They turned to Tyco, which, because of its acquisition strategy, has always faced a certain amount of scrutiny. Yet unlike Enron and WorldCom, Tyco had been investigated several times by the Securities and Exchange Commission, which has deemed Tyco's accounting methods acceptable. Nevertheless, investors sold the stock down to a price that we thought represented an excellent long-term value. We established a large position, and, for much of the period, Tyco represented one of the fund's best performers. Yet questions of corporate governance shadowed Tyco in June, when the company's chief executive resigned before being indicted on sales-tax fraud. The stock plummeted and, in a matter of weeks, went from one of the fund's best performers to its worst.

Q    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A    We believe that our strict value-oriented strategy may be well suited to current market conditions. We see parallels to the so-called "Nifty Fifty" era, when a handful of growth stocks far outperformed the rest of the market. Once that bubble burst, we saw low-valuation stocks--such as those we invest in--dramatically outperform the S&P 500 for an extended time. Of course, past performance is no guarantee of future results, and we don't know if such a situation will happen again now. Whatever happens, we will continue to stick to our investment discipline. Our goal will be to uncover attractive opportunities that we believe represent the best value for our shareholders.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their liquid assets in bonds, cash equivalents and stocks that are less volatile than average.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that offer the potential for greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period, loosely defined as two consecutive quarters, of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that may be sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trades at prices below what value investors believe the stocks are actually worth.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                SHARES         VALUE
COMMON STOCKS 99.2%
BASIC RESOURCES  7.3%
BASIC CHEMICALS  3.9%

Air Products & Chemicals, Inc.                              50,000      $ 2,523,500
Dow Chemical Co.                                            22,900          787,302
E.I du Pont de Nemours & Co.                                27,700        1,229,880
PPG Industries, Inc.                                        27,100        1,677,490
                                                                        -----------
                                                                          6,218,172
                                                                        -----------

NON-FERROUS METALS  0.3%

Cia Vale do Rio Doce ADR (a)                                18,400          509,128
                                                                        -----------

SPECIALTY CHEMICALS  3.1%

Engelhard Corp.                                             82,600        2,339,232
Rohm & Haas Co.                                             62,800        2,542,772
                                                                        -----------
                                                                          4,882,004
                                                                        -----------
TOTAL BASIC RESOURCES                                                    11,609,304
                                                                        -----------
BEVERAGE & HOUSEHOLD PRODUCTS  1.6%
HOUSEHOLD PRODUCTS  1.6%

Fortune Brands, Inc.                                        45,700        2,559,200
                                                                        -----------
CONSUMER DURABLES  3.5%

AUTOMOBILES  0.8%

Ford Motor Co.                                              77,421        1,238,736
                                                                        -----------
AUTOMOTIVE RELATED  0.6%

Delphi Automotive Systems Corp.                             73,000          963,600
                                                                        -----------
BUILDING & HOUSING  0.5%

Masco Corp.                                                 33,000          894,630
                                                                        -----------
FURNISHING & APPLIANCES  1.6%

Stanley Works (The)                                         18,900          775,089
Whirlpool Corp.                                             26,400        1,725,504
                                                                        -----------
                                                                          2,500,593
                                                                        -----------
TOTAL CONSUMER DURABLES                                                   5,597,559
                                                                        -----------
CONSUMER SERVICES  0.7%
PUBLISHING & BROADCASTING  0.7%

Comcast Corp., Class A (a)                                  47,600        1,134,784
                                                                        -----------
ENERGY  7.1%
COAL  0.3%

Massey Energy Co.                                           41,300          524,510
                                                                        -----------

                                       12     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                          MARKET
DESCRIPTION                                                SHARES         VALUE
OIL-DOMESTIC & CRUDE 3.5%
Amerada Hess Corp.                                          15,200      $ 1,254,000
Anadarko Petroleum Corp.                                    20,300        1,000,790
Conoco, Inc., Class B                                       32,400          900,720
Kerr-McGee Corp.                                            16,700          894,285
Marathon Oil Co.                                            18,600          504,432
Occidental Petroleum Corp.                                  34,500        1,034,655
                                                                        -----------
                                                                          5,588,882
                                                                        -----------
OIL-INTERNATIONAL  3.3%

BP plc ADR                                                  44,600        2,251,854
Chevron Texaco Corp.                                        34,164        3,023,514
                                                                        -----------
                                                                          5,275,368
                                                                        -----------
TOTAL ENERGY                                                             11,388,760
                                                                        -----------
FINANCIAL SERVICES  27.5%

BANKS  12.8%

Bank of America Corp.                                       23,400        1,646,424
City National Corp.                                         43,800        2,354,250
J.P. Morgan Chase & Co. (b)                                106,160        3,600,947
KeyCorp.                                                    35,900          980,070
US Bancorp.                                                151,200        3,530,520
Wachovia Corp.                                              86,200        3,291,116
Washington Mutual, Inc.                                     88,725        3,292,585
Wells Fargo & Co.                                           35,500        1,777,130
                                                                        -----------
                                                                         20,473,042
                                                                        -----------
CREDIT & FINANCE  2.6%

Citigroup, Inc.                                             47,500        1,840,625
Fannie Mae                                                  16,100        1,187,375
Freddie Mac                                                 19,100        1,168,920
                                                                        -----------
                                                                          4,196,920
                                                                        -----------
DIVERSIFIED FINANCIALS  0.3%

MBNA Corp. (a)                                              11,800          390,226
                                                                        -----------
INSURANCE  9.9%

ACE Ltd.                                                    50,100        1,583,160
Allmerica Financial Corp.                                   31,100        1,436,820
Allstate Corp.                                              36,300        1,342,374
Erie Indemnity Co., Class A                                 52,400        2,122,724
Hartford Financial Services Group                           52,740        3,136,448
MGIC Investment Corp.                                       10,800          732,240
Prudential Financial, Inc. (a)                              11,300          376,968
St. Paul Cos., Inc.                                         75,100        2,922,892


SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                          MARKET
DESCRIPTION                                                SHARES         VALUE
INSURANCE (CONTINUED)
Travelers Property Casualty Corp., Class A (a)              32,800      $   580,560
UnumProvident Corp.                                         57,400        1,460,830
                                                                        -----------
                                                                         15,695,016
                                                                        -----------
INVESTMENT BANKING & BROKERAGE  1.9%

Goldman Sachs Group, Inc.                                   20,400        1,496,340
Lehman Brothers Holdings, Inc.                              25,400        1,588,008
                                                                        -----------
                                                                          3,084,348
                                                                        -----------
TOTAL FINANCIAL SERVICES                                                 43,839,552
                                                                        -----------
HEALTH CARE  12.5%

DRUGS  3.1%

Bristol-Myers Squibb Co.                                    75,800        1,948,060
Merck & Co., Inc.                                           59,300        3,002,952
                                                                        -----------
                                                                          4,951,012
                                                                        -----------
HEALTH SERVICES  8.4%

Cigna Corp.                                                 11,700        1,139,814
Health Net, Inc. (a)                                       208,800        5,589,576
HEALTHSOUTH Corp. (a)                                      524,400        6,707,076
                                                                        -----------
                                                                         13,436,466
                                                                        -----------
HEALTH TECHNOLOGY  1.0%

Guidant Corp (a)                                            50,300        1,520,569
                                                                        -----------
TOTAL HEALTH CARE                                                        19,908,047
                                                                        -----------
HEAVY INDUSTRY/TRANSPORTATION  14.6%
AIR TRANSPORTATION  0.4%

Delta Airlines, Inc.                                        35,600          712,000
                                                                        -----------
ELECTRICAL EQUIPMENT  1.1%

Cooper Industries Ltd., Class A                             37,200        1,461,960
Honeywell International, Inc.                                8,500          299,455
                                                                        -----------
                                                                          1,761,415
                                                                        -----------
MACHINERY  6.8%

Cummins Engine Co., Inc.                                    56,600        1,873,460
Eaton Corp.                                                 42,500        3,091,875
Navistar International Corp. (a)                            58,500        1,872,000
Parker-Hannifin Corp.                                       82,225        3,929,533
                                                                        -----------
                                                                         10,766,868
                                                                        -----------
MISCELLANEOUS INDUSTRIALS  6.3%

Dover Corp.                                                 58,200        2,037,000
Ingersoll-Rand Co., Class A                                 32,600        1,488,516
Textron, Inc.                                               12,000          562,800


                                       14     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                          MARKET
DESCRIPTION                                                SHARES         VALUE
MISCELLANEOUS INDUSTRIALS (CONTINUED)
Tyco International Ltd.                                    296,500      $ 4,005,715
United Technologies Corp.                                   27,800        1,887,620
                                                                        -----------
                                                                          9,981,651
                                                                        -----------
TOTAL HEAVY INDUSTRY/TRANSPORTATION                                      23,221,934
                                                                        -----------
RETAIL  4.5%
APPAREL  2.1%

Liz Claiborne, Inc.                                         71,300        2,267,340
VF Corp.                                                    28,400        1,113,564
                                                                        -----------
                                                                          3,380,904
                                                                        -----------
FOOD RETAILERS  1.0%

Albertson's, Inc.                                           23,700          721,902
Kroger Co. (a)                                              42,300          841,770
                                                                        -----------
                                                                          1,563,672
                                                                        -----------
RESTAURANTS  1.4%

Yum! Brands, Inc.                                           74,600        2,182,050
                                                                        -----------
TOTAL RETAIL                                                              7,126,626
                                                                        -----------
TECHNOLOGY  11.4%

COMPUTERS & OFFICE EQUIPMENT  2.0%

Hewlett-Packard Co.                                         41,200          629,536
Lexmark International, Inc. (a)                             47,600        2,589,440
                                                                        -----------
                                                                          3,218,976
                                                                        -----------
ELECTRONICS  1.7%

Avnet, Inc.                                                 80,000        1,759,200
Axcelis Technologies, Inc. (a)                              80,548          910,192
                                                                        -----------
                                                                          2,669,392
                                                                        -----------
SOFTWARE & SERVICES  7.2%

Amdocs Ltd. (a)                                            133,600        1,008,680
BMC Software, Inc. (a)                                     166,800        2,768,880
Computer Associates International, Inc.                     60,800          966,112
Computer Sciences Corp. (a)                                 66,400        3,173,920
Compuware Corp. (a)                                        113,700          690,159
Electronic Data Systems Corp.                               44,100        1,638,315
Sabre Holdings, Corp. (a)                                   17,800          637,240
Sybase, Inc. (a)                                            53,200          561,260
                                                                        -----------
                                                                         11,444,566
                                                                        -----------
TELECOMMUNICATIONS EQUIPMENT  0.5%

Scientific-Atlanta, Inc.                                    55,100          906,395
                                                                        -----------
TOTAL TECHNOLOGY                                                         18,239,329
                                                                        -----------

SEE NOTES TO FINANCIAL STATEMENTS      15

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                          MARKET
DESCRIPTION                                                SHARES         VALUE
UTILITIES  8.5%
ELECTRIC POWER  2.8%
Cinergy Corp.                                               24,800     $    892,552
Dominion Resources, Inc.                                     6,700          443,540
Duke Energy Corp.                                           47,800        1,486,580
NiSource, Inc.                                              23,400          510,822
Reliant Energy, Inc.                                        70,300        1,188,070
                                                                       ------------
                                                                          4,521,564
                                                                       ------------
NATURAL GAS PIPELINES  1.1%

EL Paso Corp.                                               85,130        1,754,529
                                                                       ------------
TELEPHONE SERVICES  4.6%

AT&T Corp.                                                 132,800        1,420,960
BellSouth Corp.                                             23,700          746,550
SBC Communications, Inc.                                    70,700        2,156,350
Sprint Corp.                                                94,700        1,004,767
Verizon Communications, Inc.                                49,172        1,974,256
                                                                       ------------
                                                                          7,302,883
                                                                       ------------
TOTAL UTILITIES                                                          13,578,976
                                                                       ------------

TOTAL LONG-TERM INVESTMENTS  99.2%

    (Cost $158,211,246)                                                 158,204,071
                                                                       ------------
REPURCHASE AGREEMENT  1.4%

J.P. Morgan Securities Inc. ($2,238,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    06/28/02, to be sold on 07/01/02 at $2,238,326)
    (Cost $2,238,000)                                                     2,238,000
                                                                       ------------

TOTAL INVESTMENTS  100.6%
    (Cost $160,449,246)                                                 160,442,071

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.6)%                              (943,598)
                                                                       ------------
NET ASSETS  100%                                                       $159,498,473
                                                                       ------------
                                                                       ------------

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.
(b)  AFFILIATED COMPANY.
ADR - AMERICAN DEPOSITARY RECEIPT

                                      16      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2002


ASSETS:
Total Investments (Cost $160,449,246)                                  $160,442,071
Cash                                                                            718
Receivables:
  Investments Sold                                                          238,847
  Fund Shares Sold                                                          203,043
  Dividends                                                                 193,016
  Interest                                                                      326
Deferred Organizational Costs                                                    21
Other                                                                        33,752
                                                                       ------------
    Total Assets                                                        161,111,794
                                                                       ------------
LIABILITIES:
Payables:

  Fund Shares Repurchased                                                   651,139
  Investments Purchased                                                     520,030
  Distributor and Affiliates                                                147,798
  Investment Advisory Fee                                                   132,158
  Administrative Fee                                                         36,761
  Directors' Fee                                                              1,562
Accrued Expenses                                                             84,226
Directors' Deferred Compensation and Retirement Plans                        39,647
                                                                       ------------
    Total Liabilities                                                     1,613,321
                                                                       ------------
NET ASSETS                                                             $159,498,473
                                                                       ------------
                                                                       ------------

NET ASSETS CONSIST OF:

Capital (Par value of $.001 per share with 2,625,000,000
  shares authorized)                                                   $180,484,313
Net Unrealized Depreciation                                                  (7,175)
Accumulated Net Investment Loss                                             (42,375)
Accumulated Net Realized Loss                                           (20,936,290)
                                                                       ------------
NET ASSETS                                                             $159,498,473
                                                                       ------------
                                                                       ------------
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:

    Net asset value and redemption price per share (Based on
    net assets of $61,929,386 and 6,044,502 shares of beneficial
    interest issued and outstanding)                                   $      10.25
    Maximum sales charge (5.75%* of offering price)                            0.63
                                                                       ------------
    Maximum offering price to public                                   $      10.88
                                                                       ------------
                                                                       ------------
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $79,314,354 and 7,961,051 shares of beneficial
    interest issued and outstanding)                                   $       9.96
                                                                       ------------
                                                                       ------------
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $18,254,733 and 1,833,357 shares of beneficial
    interest issued and outstanding)                                    $      9.96
                                                                       ------------
                                                                       ------------

*    ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.



SEE NOTES TO FINANCIAL STATEMENTS      17

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2002


INVESTMENT INCOME:
Dividends                                                             $  3,066,769
Interest                                                                    55,309
                                                                      -------------
    Total Income                                                         3,122,078
                                                                      -------------

EXPENSES:

Investment Advisory Fee                                                  1,433,142
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $165,305, $918,717 and $211,465,
  respectively)                                                          1,295,487
Administrative Fee                                                         456,909
Shareholder Services                                                        56,946
Legal                                                                       24,928
Custody                                                                     15,980
Directors' Fees and Related Expenses                                        14,101
Amortization of Organizational Costs                                         1,263
Other                                                                      153,172
                                                                      -------------
    Total Expenses                                                       3,451,928
    Investment Advisory Fee Reduction                                       (8,090)
                                                                      -------------
    Net Expenses                                                         3,443,838
                                                                      -------------
NET INVESTMENT LOSS                                                   $   (321,760)
                                                                      -------------
                                                                      -------------
REALIZED AND UNREALIZED GAIN/LOSS:

Net Realized Loss                                                       (6,987,515)
                                                                      -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                               22,472,814
  End of the Period                                                         (7,175)
                                                                      -------------
Net Unrealized Depreciation During the Period                          (22,479,989)
                                                                      -------------
NET REALIZED AND UNREALIZED LOSS                                      $(29,467,504)
                                                                      -------------
                                                                      -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                            $(29,789,264)
                                                                      -------------
                                                                      -------------

                                       18     SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS


                                                        YEAR ENDED       YEAR ENDED
                                                      JUNE 30, 2002    JUNE 30, 2001
                                                      -------------    -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                   $    (321,760)   $     (81,164)
Net Realized Gain/Loss                                   (6,987,515)      16,186,560
Net Unrealized Appreciation/Depreciation During the
   Period                                               (22,479,989)      25,760,497
                                                      -------------    -------------
Change in Net Assets from Operations                    (29,789,264)      41,865,893
                                                      -------------    -------------

Distributions from Net Investment Income:
Class A Shares                                                  -0-          (40,761)
                                                      -------------    -------------
Total Distributions                                             -0-          (40,761)
                                                      -------------    -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES     (29,789,264)      41,825,132
                                                      -------------    -------------

FROM CAPITAL TRANSACTIONS:

Proceeds from Shares Sold                                51,374,494       52,505,603
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                 -0-           37,990
Cost of Shares Repurchased                              (44,804,177)     (49,200,397)
                                                      -------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS        6,570,317        3,343,196
                                                      -------------    -------------
TOTAL INCREASE/DECREASE IN NET ASSETS                   (23,218,947)      45,168,328
NET ASSETS:

Beginning of the Period                                 182,717,420      137,549,092
                                                      -------------    -------------
End of the Period (Including accumulated net
   investment loss of $(42,375) and $(39,420),
   respectively)                                      $ 159,498,473    $ 182,717,420
                                                      -------------    -------------
                                                      -------------    -------------

SEE NOTES TO FINANCIAL STATEMENTS      19

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                                                        JULY 7, 1997
                                                                                       (COMMENCEMENT
                                                   YEAR ENDED JUNE 30,                  OF INVESTMENT
CLASS A SHARES                       ----------------------------------------------    OPERATIONS) TO
                                      2002(a)      2001(a)      2000(a)      1999(a)  JUNE 30, 1998(a)
                                     -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                      $  12.05     $   9.07     $  10.88     $  10.53     $  10.00
                                     --------     --------     --------     --------     --------
  Net Investment Income                  0.03         0.05         0.05         0.07         0.11
  Net Realized and Unrealized
    Gain/Loss                           (1.83)        2.94        (1.85)        0.51         0.56
                                     --------     --------     --------     --------     --------
Total from Investment Operations        (1.80)        2.99        (1.80)        0.58         0.67
                                     --------     --------     --------     --------     --------
Less:
  Distributions from Net
    Investment Income                     -0-        (0.01)       (0.01)       (0.06)       (0.09)
  Distributions from Net
    Realized Gain                         -0-          -0-          -0-        (0.17)       (0.05)
                                     --------     --------     --------     --------     --------
Total Distributions                       -0-        (0.01)       (0.01)       (0.23)       (0.14)
                                     --------     --------     --------     --------     --------
NET ASSET VALUE, END OF THE PERIOD   $  10.25     $  12.05     $   9.07     $  10.88     $  10.53
                                     --------     --------     --------     --------     --------
                                     --------     --------     --------     --------     --------
Total Return* (b)                     -15.01%        33.06%     -16.56%         5.83%        6.74%**
Net Assets at End of the Period
  (In millions)                      $   61.9     $   66.4     $   52.6     $   95.2     $  137.4
Ratio of Expenses to Average
  Net Assets*                            1.45%        1.45%        1.45%        1.45%        1.45%
Ratio of Net Investment Income to
  Average Net Assets*                    0.27%        0.42%        0.49%        0.74%        1.02%
Portfolio Turnover                         43%         100%         104%          64%          38%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
  RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets (c)                         1.45%        1.47%        1.53%        1.48%        1.60%
Ratio of Net Investment Income
  to Average Net Assets (c)              0.27%        0.40%        0.41%        0.73%        0.88%

**   NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c) FOR THE YEAR ENDED JUNE 30, 2002, THE IMPACT ON THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS DUE TO VAN KAMPEN'S REIMBURSEMENT OF CERTAIN EXPENSES WAS LESS THAN .01%.


                                       20     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                        JULY 7, 1997
                                                                                       (COMMENCEMENT
                                                   YEAR ENDED JUNE 30,                  OF INVESTMENT
CLASS B SHARES                       -----------------------------------------------   OPERATIONS) TO
                                      2002(a)      2001(a)      2000(a)      1999(a)  JUNE 30, 1998(a)
                                     -----------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF THE PERIOD              $  11.85     $   8.98     $  10.84     $  10.51     $  10.00
                                     --------     --------     --------     --------     --------
  Net Investment Income/Loss            (0.05)       (0.03)       (0.03)         -0-(c)      0.03
  Net Realized and Unrealized
    Gain/Loss                           (1.84)        2.90        (1.83)        0.51         0.56
                                     --------     --------     --------     --------     --------
Total from Investment Operations        (1.89)        2.87        (1.86)        0.51         0.59
                                     --------     --------     --------     --------     --------
Less:
  Distributions from Net
    Investment Income                     -0-          -0-          -0-        (0.01)       (0.03)
  Distributions from Net
    Realized Gain                         -0-          -0-          -0-        (0.17)       (0.05)
                                     --------     --------     --------     --------     --------
Total Distributions                       -0-          -0-          -0-        (0.18)       (0.08)
                                     --------     --------     --------     --------     --------
NET ASSET VALUE, END OF THE PERIOD   $   9.96     $  11.85     $   8.98     $  10.84     $  10.51
                                     --------     --------     --------     --------     --------
                                     --------     --------     --------     --------     --------
Total Return* (b)                     -15.95%        31.96%     -17.16%         5.02%        6.01%**
Net Assets at End of the Period
  (In millions)                      $   79.3     $   94.6     $   70.4     $  128.0     $  142.7
Ratio of Expenses to Average
  Net Assets*                            2.20%        2.20%        2.20%        2.20%        2.20%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                           (0.44)%      (0.33)%      (0.26)%      (0.03)%       0.28%
Portfolio Turnover                         43%         100%         104%          64%          38%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                             2.21%        2.22%        2.28%        2.23%        2.35%
Ratio of Net Investment Income
  to Average Net Assets                 (0.45)%      (0.35)%      (0.34)%      (0.05)%       0.14%

**   NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.


SEE NOTES TO FINANCIAL STATEMENTS      21

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                                                        JULY 7, 1997
                                                                                       (COMMENCEMENT
                                                    YEAR ENDED JUNE 30,                OF INVESTMENT
CLASS C SHARES                       -----------------------------------------------   OPERATIONS) TO
                                      2002(a)      2001(a)      2000(a)      1999(a)  JUNE 30, 1998(a)
                                     -----------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF THE PERIOD            $  11.84     $   8.97     $  10.83     $  10.50     $  10.00
                                     --------     --------     --------     --------     --------
  Net Investment Income/Loss            (0.05)       (0.04)       (0.03)         -0-(c)      0.03
  Net Realized and Unrealized
    Gain/Loss                           (1.83)        2.91        (1.83)        0.51         0.55
                                     --------     --------     --------     --------     --------
Total From Investment Operations        (1.88)        2.87        (1.86)        0.51         0.58
                                     --------     --------     --------     --------     --------
Less:
  Distributions from Net
    Investment Income                     -0-          -0-          -0-        (0.01)       (0.03)
  Distributions from Net
    Realized Gain                         -0-          -0-          -0-        (0.17)       (0.05)
                                     --------     --------     --------     --------     --------
Total Distributions                       -0-          -0-          -0-        (0.18)       (0.08)
                                     --------     --------     --------     --------     --------
NET ASSET VALUE, END OF THE PERIOD   $   9.96     $  11.84     $   8.97     $  10.83     $  10.50
                                     --------     --------     --------     --------     --------
                                     --------     --------     --------     --------     --------
Total Return*(b)                      -15.95%        32.11%     -17.17%         5.13%        5.83%**
Net Assets at End of the Period
  (In millions)                      $   18.3     $   21.7     $   14.6     $   29.1     $   35.6
Ratio of Expenses to Average
  Net Assets*                            2.20%        2.20%        2.20%        2.20%        2.20%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                           (0.44)%      (0.33)%      (0.29)%      (0.02)%       0.29%
Portfolio Turnover                         43%         100%         104%          64%          38%**

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                             2.21%        2.22%        2.28%        2.23%        2.35%
Ratio of Net Investment Income
  to Average Net Assets                 (0.45)%      (0.35)%      (0.37)%      (0.03)%       0.15%

** NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.

                                      22      SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2002


1.   SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios. The Fund commenced operations on July 7, 1997.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending July 6, 2002 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of its initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $18,760,749, which will expire between June 30, 2007 and June 30, 2010.

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

   Cost of investments for tax purposes                           $160,728,500
                                                                  ------------
                                                                  ------------
   Gross tax unrealized appreciation                              $ 22,282,891
   Gross tax unrealized depreciation                               (22,569,320)
                                                                  ------------
   Net tax unrealized depreciation on investments                   $ (286,429)
                                                                  ------------
                                                                  ------------

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during 2002 and 2001 was as follows:

                                                    2002            2001
Distributions paid from
 Ordinary income                                     $-0-          $40,761
                                                    =====          =======

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to expenses which are not deductible for tax purposes totaling $1,263 has been reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to a current year net operating loss totaling $317,542 has been reclassified from accumulated net investment loss to capital .

     Net realized gains or losses may differ for financial and tax purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

   AVERAGE DAILY NET ASSETS               % PER ANNUM
   First $500 million                        0.80%
   Next $500 million                         0.75%
   Over $1 billion                           0.70%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investments LP ( The "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Adviser voluntarily waived $8,090 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $5,200, representing legal services provided by Skadden, Arps, Slate,

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $19,800, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $56,900 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $30,475 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

3.   CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $68,429,791, $90,721,609 and $21,332,913 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                               SHARES          VALUE

Sales:
   Class A                                    2,218,827    $ 25,064,891
   Class B                                    1,873,148      20,803,574
   Class C                                      491,148       5,506,029
                                             ----------    ------------
Total Sales                                   4,583,123    $ 51,374,494
                                             ----------    ------------
                                             ----------    ------------
Repurchases:
   Class A                                   (1,682,968)   $(18,870,999)
   Class B                                   (1,896,788)    (20,563,127)
   Class C                                     (492,455)     (5,370,051)
                                             ----------    ------------
Total Repurchases                            (4,072,211)   $(44,804,177)
                                             ----------    ------------
                                             ----------    ------------

     At June 30, 2001, capital aggregated $62,353,572, $90,644,661 and
$21,234,568 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                SHARES         VALUE

Sales:
   Class A                                    1,910,488    $ 21,415,152
   Class B                                    2,120,044      23,898,727
   Class C                                      651,497       7,191,724
                                             ----------    ------------
Total Sales                                   4,682,029    $ 52,505,603
                                             ----------    ------------
                                             ----------    ------------
Dividend Reinvestment:
   Class A                                        3,498    $     37,990
                                             ----------    ------------
                                             ----------    ------------
Repurchases:
   Class A                                   (2,204,430)   $(23,900,497)
   Class B                                   (1,971,461)    (20,635,642)
   Class C                                     (441,954)     (4,664,258)
                                             ----------    ------------
Total Repurchases                            (4,617,845)   $(49,200,397)
                                             ----------    ------------
                                             ----------    ------------

     Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                              CONTINGENT DEFERRED SALES
                              CHARGE AS A PERCENTAGE OF
                           DOLLAR AMOUNT SUBJECT TO CHARGE
                           -------------------------------
YEAR OF REDEMPTION              CLASS B       CLASS C
First                              5.00%       1.00%
Second                             4.00%        None
Third                              3.00%        None
Fourth                             2.50%        None
Fifth                              1.50%        None
Thereafter                         None         None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $44,600 and CDSC on redeemed shares of Classes B and C of approximately $241,900. Sales charges do not represent expenses of the Fund.

4.   INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $82,556,899 and sales of $75,480,584 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.   DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $762,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $86,500.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Value Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Value Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

                      VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
   vankampen.com --                            [Illustration of
   to view a prospectus, select                   Computer]
   DOWNLOAD PROSPECTUS

-  call us at (800) 847-2424
   Telecommunications                          [Illustration of
   Device for the Deaf (TDD)                      Telephone]
   users, call (800)421-2833.

-  e-mail us by visiting
   vankampen.com and                           [Illustration of
   selecting CONTACT US                           Envelopes]

*    Closed to new investors

**   Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES

VAN KAMPEN VALUE FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENTS LP
One Tower Bridge
West Conshohocken, PA 19428

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

DIRECTOR AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

                                                                                             NUMBER OF
                                                TERM OF                                      FUNDS IN
                                               OFFICE AND                                      FUND
                               POSITION(S)     LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS           HELD WITH         TIME         PRINCIPAL OCCUPATION(S)       OVERSEEN        OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR            FUND          SERVED          DURING PAST 5 YEARS        BY DIRECTOR        HELD BY DIRECTOR
J. Miles Branagan (70)         Director        Director      Private investor.                  57
1632 Morning Mountain Road                     since 1997    Trustee/Director of funds
Raleigh, NC 27614                                            in the Fund Complex.
                                                             Co-founder, and prior to
                                                             August 1996, Chairman,
                                                             Chief Executive Officer and
                                                             President, MDT Corporation
                                                             (now known as
                                                             Getinge/Castle, Inc., a
                                                             subsidiary of Getinge
                                                             Industrier AB), a company
                                                             which develops,
                                                             manufactures, markets and
                                                             services medical and
                                                             scientific equipment.

                                                                                             NUMBER OF
                                                TERM OF                                      FUNDS IN
                                               OFFICE AND                                      FUND
                               POSITION(S)     LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS           HELD WITH         TIME         PRINCIPAL OCCUPATION(S)       OVERSEEN        OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR            FUND          SERVED          DURING PAST 5 YEARS        BY DIRECTOR        HELD BY DIRECTOR
Jerry D. Choate (63)           Director        Director      Trustee/Director of funds          57        Director of Amgen Inc., a
53 Monarch Bay Drive                           since 1999    in the Fund Complex. Prior                   biotechnological company,
Dana Point, CA 92629                                         to January 1999, Chairman                    and Director of Valero
                                                             and Chief Executive Officer                  Energy Corporation, an
                                                             of the Allstate Corporation                  independent refining
                                                             ("Allstate") and Allstate                    company.
                                                             Insurance Company. Prior to
                                                             January 1995, President and
                                                             Chief Executive Officer of
                                                             Allstate. Prior to
                                                             August 1994, various
                                                             management positions at
                                                             Allstate.

Linda Hutton Heagy (54)        Director        Director      Regional Managing Partner          57
Sears Tower                                    since 1997    of Heidrick &  Struggles,
233 South Wacker Drive                                       an executive search firm.
Suite 7000                                                   Trustee/Director of funds
Chicago, IL 60606                                            in the Fund Complex.
                                                             Trustee on the University
                                                             of Chicago Hospitals Board,
                                                             Vice Chair of the Board of
                                                             the YMCA of Metropolitan
                                                             Chicago and a member of the
                                                             Women's Board of the
                                                             University of Chicago.
                                                             Prior to 1997, Partner,
                                                             Ray & Berndtson, Inc., an
                                                             executive recruiting firm.
                                                             Prior to 1996, Trustee of
                                                             The International House
                                                             Board, a fellowship and
                                                             housing organization for
                                                             international graduate
                                                             students. Formerly,
                                                             Executive Vice President of
                                                             ABN AMRO, N.A., a Dutch
                                                             bank holding company. Prior
                                                             to 1992, Executive Vice
                                                             President of La Salle
                                                             National Bank.

                                                                                             NUMBER OF
                                                TERM OF                                      FUNDS IN
                                               OFFICE AND                                      FUND
                               POSITION(S)     LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS           HELD WITH         TIME         PRINCIPAL OCCUPATION(S)       OVERSEEN        OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR            FUND          SERVED          DURING PAST 5 YEARS        BY DIRECTOR        HELD BY DIRECTOR
R. Craig Kennedy (50)          Director        Director      Director and President,            57
1744 R Street, N.W.                            since 1997    German Marshall Fund of the
Washington, D.C. 20009                                       United States, an
                                                             independent U.S. foundation
                                                             created to deepen
                                                             understanding, promote
                                                             collaboration and stimulate
                                                             exchanges of practical
                                                             experience between
                                                             Americans and Europeans.
                                                             Trustee/Director of funds
                                                             in the Fund Complex.
                                                             Formerly, advisor to the
                                                             Dennis Trading Group Inc.,
                                                             a managed futures and
                                                             option company that invests
                                                             money for individuals and
                                                             institutions. Prior to
                                                             1992, President and Chief
                                                             Executive Officer, Director
                                                             and member of the
                                                             Investment Committee of the
                                                             Joyce Foundation, a private
                                                             foundation.

Jack E. Nelson (66)            Director        Director      President, Nelson                  57
423 Country Club Drive                         since 1997    Investment Planning
Winter Park, FL 32789                                        Services, Inc., a financial
                                                             planning company and
                                                             registered investment
                                                             adviser in the State of
                                                             Florida. President, Nelson
                                                             Ivest Brokerage Services
                                                             Inc., a member of the
                                                             National Association of
                                                             Securities Dealers, Inc.
                                                             and Securities Investors
                                                             Protection Corp.
                                                             Trustee/Director of funds
                                                             in the Fund Complex.

                                                                                             NUMBER OF
                                                TERM OF                                      FUNDS IN
                                               OFFICE AND                                      FUND
                               POSITION(S)     LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS           HELD WITH         TIME         PRINCIPAL OCCUPATION(S)       OVERSEEN        OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR            FUND          SERVED          DURING PAST 5 YEARS        BY DIRECTOR        HELD BY DIRECTOR
Suzanne H. Woolsey (60)        Director        Director      Chief Communications               57        Director of Neurogen
2101 Constitution Ave., N.W.                   since 1999    Officer of the National                      Corporation, a
Room 285                                                     Academy of                                   pharmaceutical company,
Washington, D.C. 20418                                       Sciences/National Research                   since January 1998.
                                                             Council, an independent,
                                                             federally chartered policy
                                                             institution, since 2001 and
                                                             previously Chief Operating
                                                             Officer from 1993-2001.
                                                             Trustee/Director of funds
                                                             in the Fund Complex.
                                                             Director of the Institute
                                                             for Defense Analyses, a
                                                             federally funded research
                                                             and development center,
                                                             Director of the German
                                                             Marshall Fund of the United
                                                             States, Trustee of Colorado
                                                             College and Vice Chair of
                                                             the Board of the Council
                                                             for Excellence in
                                                             Government. Prior to 1993,
                                                             Executive Director of the
                                                             Commission on Behavioral
                                                             and Social Sciences and
                                                             Education at the National
                                                             Academy of
                                                             Sciences/National Research
                                                             Council. From 1980 through
                                                             1989, Partner of Coopers &
                                                             Lybrand.

INTERESTED DIRECTORS:*

                                                                                             NUMBER OF
                                                TERM OF                                      FUNDS IN
                                               OFFICE AND                                      FUND
                               POSITION(S)     LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS           HELD WITH         TIME       PRINCIPAL OCCUPATION(S)         OVERSEEN     OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR             FUND          SERVED      DURING PAST 5 YEARS            BY DIRECTOR   HELD BY DIRECTOR
Mitchell M. Merin* (49)        Director        Director      President and Chief                57
1221 Avenue of the Americas                    since 1999    Operating Officer of Morgan
New York, NY 10020                                           Stanley Investment
                                                             Management since
                                                             December 1998. President
                                                             and Director since
                                                             April 1997 and Chief
                                                             Executive Officer since
                                                             June 1998 of Morgan Stanley
                                                             Investment Advisors Inc.
                                                             and Morgan Stanley Services
                                                             Company Inc. Chairman,
                                                             Chief Executive Officer and
                                                             Director of Morgan Stanley
                                                             Distributors Inc. since
                                                             June 1998. Chairman and
                                                             Chief Executive Officer
                                                             since June 1998, and
                                                             Director since January 1998
                                                             of Morgan Stanley Trust.
                                                             Director of various Morgan
                                                             Stanley subsidiaries.
                                                             President of the Morgan
                                                             Stanley Funds since
                                                             May 1999. Trustee/Director
                                                             of funds in the Fund
                                                             Complex. Previously Chief
                                                             Strategic Officer of Morgan
                                                             Stanley Investment Advisors
                                                             Inc. and Morgan Stanley
                                                             Services Company Inc. and
                                                             Executive Vice President of
                                                             Morgan Stanley Distributors
                                                             Inc. April 1997- June 1998,
                                                             Vice President of the
                                                             Morgan Stanley Funds
                                                             May 1997-April 1999, and
                                                             Executive Vice President of
                                                             Dean Witter, Discover & Co.
                                                             prior to May 1997.

                                                                                             NUMBER OF
                                                TERM OF                                      FUNDS IN
                                               OFFICE AND                                      FUND
                               POSITION(S)     LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS           HELD WITH         TIME       PRINCIPAL OCCUPATION(S)         OVERSEEN     OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR             FUND          SERVED      DURING PAST 5 YEARS            BY DIRECTOR   HELD BY DIRECTOR
Richard F. Powers, III* (56)   Director        Director      Chairman, President, Chief         94
1 Parkview Plaza               and President   since 1999    Executive Officer, Director
P.O. Box 5555                                                and Managing Director of
Oakbrook Terrace, IL 60181                                   Van Kampen Investments.
                                                             Chairman, Director and
                                                             Chief Executive Officer of
                                                             the Advisers, the
                                                             Distributor and Van Kampen
                                                             Advisors Inc. since 1998.
                                                             Managing Director of the
                                                             Advisers, the Distributor
                                                             and Van Kampen Advisors
                                                             Inc. since July 2001.
                                                             Director and Officer of
                                                             certain other subsidiaries
                                                             of Van Kampen Investments.
                                                             Chief Sales and Marketing
                                                             Officer of Morgan Stanley
                                                             Asset Management Inc.
                                                             Trustee/Director and
                                                             President or Trustee,
                                                             President and Chairman of
                                                             the Board of funds in the
                                                             Fund Complex. Prior to
                                                             May 1998, Executive Vice
                                                             President and Director of
                                                             Marketing at Morgan Stanley
                                                             and Director of Dean
                                                             Witter, Discover & Co. and
                                                             Dean Witter Realty. Prior
                                                             to 1996, Director of Dean
                                                             Witter Reynolds Inc.

Wayne W. Whalen* (62)          Director        Director      Partner in the law firm of         94
333 West Wacker Drive                          since 1997    Skadden, Arps, Slate,
Chicago, IL 60606                                            Meagher & Flom (Illinois),
                                                             legal counsel to funds in
                                                             the Fund Complex. Trustee/
                                                             Director/Managing General
                                                             Partner of funds in the
                                                             Fund Complex.

* SUCH DIRECTOR IS AN "INTERESTED PERSON" (WITHIN THE MEANING OF SECTION 2(a)(19) OF THE 1940 ACT). MR. WHALEN IS AN INTERESTED PERSON OF CERTAIN FUNDS IN THE FUND COMPLEX BY REASON OF HIS FIRM CURRENTLY ACTING AS LEGAL COUNSEL TO SUCH FUNDS IN THE FUND COMPLEX. MESSRS. MERIN AND POWERS ARE INTERESTED PERSONS OF FUNDS IN THE FUND COMPLEX AND THE ADVISERS BY REASON OF THEIR POSITIONS WITH MORGAN STANLEY OR ITS AFFILIATES.

OFFICERS:

                                               TERM OF
                                              OFFICE AND
                               POSITION(S)    LENGTH OF
NAME, AGE AND                   HELD WITH        TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                FUND          SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)         Vice President   Officer     Managing Director and Chief Investment Officer
2800 Post Oak Blvd.                           since 1998  of Van Kampen Investments, and Managing Director
45th Floor                                                and President of the Advisers and Van Kampen
Houston, TX 77056                                         Advisors Inc. Executive Vice President and Chief
                                                          Investment Officer of funds in the Fund Complex.
                                                          Prior to December 2000, Executive Vice President
                                                          and Chief Investment Officer of Van Kampen
                                                          Investments, and President and Chief Operating
                                                          Officer of the Advisers. Prior to April 2000,
                                                          Executive Vice President and Chief Investment
                                                          Officer for Equity Investments of the Advisers.
                                                          Prior to October 1998, Vice President and Senior
                                                          Portfolio Manager with AIM Capital Management,
                                                          Inc. Prior to February 1998, Senior Vice
                                                          President and Portfolio Manager of Van Kampen
                                                          American Capital Asset Management, Inc., Van
                                                          Kampen American Capital Investment Advisory
                                                          Corp. and Van Kampen American Capital
                                                          Management, Inc.

Joseph J. McAlinden (59)     Chief            Officer     Managing Director and Chief Investment Officer
1221 Avenue of the Americas  Investment       since 2002  of Morgan Stanley Investment Advisors Inc. and
New York, NY 10020           Officer                      Director of Morgan Stanley Trust for over 5
                                                          years.

                                               TERM OF
                                              OFFICE AND
                               POSITION(S)    LENGTH OF
NAME, AGE AND                   HELD WITH        TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                FUND          SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)     Vice President   Officer     Managing Director and Director of Van Kampen
1221 Avenue of the Americas  and Secretary    since       Investments, Director of the Advisers, Van
New York, NY 10020                            1999        Kampen Advisors Inc., the Distributor, Investor
                                                          Services and certain other subsidiaries of Van
                                                          Kampen Investments. Managing Director and
                                                          General Counsel-Mutual Funds of Morgan Stanley
                                                          Investment Advisors, Inc. Vice President or
                                                          Principal Legal Officer and Secretary of funds
                                                          in the Fund Complex. Prior to July 2001,
                                                          Managing Director, General Counsel, Secretary
                                                          and Director of Van Kampen Investments, the
                                                          Advisers, the Distributor, Investor Services,
                                                          and certain other subsidiaries of Van Kampen
                                                          Investments. Prior to December 2000, Executive
                                                          Vice President, General Counsel, Secretary and
                                                          Director of Van Kampen Investments, the
                                                          Advisers, Van Kampen Advisors Inc., the
                                                          Distributor, Investor Services and certain other
                                                          subsidiaries of Van Kampen Investments. Prior to
                                                          January 1999, Vice President and Associate
                                                          General Counsel to New York Life Insurance
                                                          Company ("New York Life"), and prior to
                                                          March 1997, Associate General Counsel of New
                                                          York Life. Prior to December 1993, Assistant
                                                          General Counsel of The Dreyfus Corporation.
                                                          Prior to August 1991, Senior Associate, Willkie
                                                          Farr & Gallagher. Prior to January 1989, Staff
                                                          Attorney at the Securities and Exchange
                                                          Commission, Division of Investment Management,
                                                          Office of Chief Counsel.

John R. Reynoldson (49)      Vice President   Officer     Executive Director of the Advisers and Van
1 Parkview Plaza                              since       Kampen Advisors Inc. Vice President of funds in
Oakbrook Terrace, IL 60181                    2000        the Fund Complex. Prior to July 2001, Principal
                                                          and Co- head of the Fixed Income Department of
                                                          the Advisers and Van Kampen Advisors Inc. Prior
                                                          to December 2000, Senior Vice President of the
                                                          Advisers and Van Kampen Advisors Inc. Prior to
                                                          May 2000, he managed the investment grade
                                                          taxable group for the Advisers since July 1999.
                                                          From July 1988 to June 1999, he managed the
                                                          government securities bond group for Asset
                                                          Management. Mr. Reynoldson has been with Asset
                                                          Management since April 1987.

                                               TERM OF
                                              OFFICE AND
                               POSITION(S)    LENGTH OF
NAME, AGE AND                   HELD WITH        TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                FUND          SERVED    DURING PAST 5 YEARS
John L. Sullivan (47)        Vice President,  Officer     Executive Director of Van Kampen Investments,
1 Parkview Plaza             Chief Financial  since 1997  the Advisers and Van Kampen Advisors Inc. Vice
Oakbrook Terrace, IL 60181   Officer                      President, Chief Financial Officer and Treasurer
                             and Treasurer                of funds in the Fund Complex. Head of Fund
                                                          Accounting for Morgan Stanley Investment
                                                          Management.

John H. Zimmermann, III (44) Vice President   Officer     Managing Director and Director of Van Kampen
Harborside Financial Center                   since       Investments, and Managing Director, President
Plaza 2 - 7th Floor                           2000        and Director of the Distributor. Vice President
Jersey City, NJ 07311                                     of funds in the Fund Complex. Prior to
                                                          December 2000, President of Van Kampen Insurance
                                                          Agency of Illinois Inc., and Senior Vice
                                                          President and Director of Van Kampen
                                                          Investments. From November 1992 to
                                                          December 1997, Mr. Zimmermann was Senior Vice
                                                          President of the Distributor.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

     THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING (800) 847-2424.

                                      Van Kampen Funds Inc.
                                      1 Parkview Plaza, P.O. Box 5555
                                      Oakbrook Terrace, IL 60181-5555
                                      www.vankampen.com


[VAN KAMPEN INVESTMENTS GENERATIONS OF EXPERIENCE(SM) LOGO]


                    Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
                    467, 567, 667                             Member NASD/SIPC.
                    MSVL ANR 8/02                               6913H02-AP-8/02

                                         VAN KAMPEN
                                         WORLDWIDE HIGH
                                         INCOME FUND

                                         ANNUAL REPORT







                                         JUNE 30, 2002


                     [PHOTO OF FATHER DAUGHTER SAILBOAT]




                                         Privacy Notice information on the back.



                                                             VAN KAMPEN
                                                            INVESTMENTS

                                                   GENERATIONS OF EXPERIENCE(SM)

                           TABLE OF CONTENTS


                                    OVERVIEW

                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2


                         PERFORMANCE SUMMARY

                           RETURN HIGHLIGHTS     4
         PERFORMANCE OF A $10,000 INVESTMENT     5


                       PORTFOLIO AT A GLANCE

                            TOP TEN HOLDINGS     6
                          TOP FIVE COUNTRIES     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    11


                              BY THE NUMBERS

                     YOUR FUND'S INVESTMENTS    12
                        FINANCIAL STATEMENTS    25
               NOTES TO FINANCIAL STATEMENTS    31
              REPORT OF INDEPENDENT AUDITORS    40


                        VANKAMPEN INVESMENTS

              THE VAN KAMPEN FAMILY OF FUNDS    41
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    42
            DIRECTOR AND OFFICER INFORMATION    43



       THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE
                               FUND BEING OFFERED.


           NOT FDIC INSURED.   MAY LOSE VALUE.   NO BANK GUARANTEE.


[SIDENOTE]
YOU HAVE A TIME-TESTED PARTNER IN VAN KAMPEN.

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 22, 2002


Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.


Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT


THE ECONOMY

OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 2000--MARCH 31, 2002)

[CHART]

Mar-00           4.8%
Jun-00           5.7%
Sep-00           1.3%
Dec-00           1.9%
Mar-01           1.3%
Jun-01           0.3%
Sep-01          -1.3%
Dec-01           1.7%
Mar-02           6.1%

SOURCE: BUREAU OF ECONOMIC ANALYSIS



INTEREST RATES AND INFLATION
(JUNE 30, 2000--JUNE 30, 2002)

[CHART]

                                 INTEREST RATES            INFLATION
Jun-00                                6.500                   3.7
Jul-00                                6.500                   3.7
Aug-00                                6.500                   3.4
Sep-00                                6.500                   3.5
Oct-00                                6.500                   3.4
Nov-00                                6.500                   3.4
Dec-00                                6.500                   3.4
Jan-01                                5.500                   3.7
Feb-01                                5.500                   3.5
Mar-01                                5.000                   2.9
Apr-01                                4.500                   3.3
May-01                                4.000                   3.6
Jun-01                                3.750                   3.2
Jul-01                                3.750                   2.7
Aug-01                                3.500                   2.7
Sep-01                                3.000                   2.6
Oct-01                                2.500                   2.1
Nov-01                                2.000                   1.9
Dec-01                                1.750                   1.6
Jan-02                                1.750                   1.1
Feb-02                                1.750                   1.1
Mar-02                                1.750                   1.5
Apr-02                                1.750                   1.6
May-02                                1.750                   1.2
Jun-02                                1.750                   1.1

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2002)

                                                 A SHARES     B SHARES    C SHARES
-----------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN BASED ON NAV(1)              -6.92%       -7.48%      -7.47%

ONE-YEAR TOTAL RETURN(2)                          -11.29%      -10.76%      -8.29%

FIVE-YEAR AVERAGE ANNUAL TOTAL RETURN(2)           -3.59%       -3.53%      -3.36%

LIFE-OF-FUND AVERAGE ANNUAL TOTAL RETURN(2)         4.42%        3.56%       4.27%

COMMENCEMENT DATE                                 4/21/94       8/1/95     4/21/94

DISTRIBUTION RATE(3)                               10.32%        9.53%       9.52%

SEC YIELD(4)                                        8.57%        8.33%       8.33%

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN THE FIRST AND SECOND YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN THE FIRST AND SECOND YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED
    RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(3) DISTRIBUTION RATE REPRESENTS THE MONTHLY ANNUALIZED DISTRIBUTIONS OF THE FUND AT THE END OF THE PERIOD AND NOT THE EARNINGS OF THE FUND.

(4) SEC YIELD IS A STANDARDIZED CALCULATION PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION FOR DETERMINING THE AMOUNT OF NET INCOME A PORTFOLIO SHOULD THEORETICALLY GENERATE FOR THE 30-DAY PERIOD ENDING JUNE 30, 2002.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PERFORMANCE OF A $10,000 INVESTMENT
(APRIL 21, 1994 - JUNE 30, 2002)


[CHART]

                                                    WORLDWIDE HIGH
                                                 INCOME BLENDED INDEX II
            WORLDWIDE HIGH             REFLECTS THE PERFORMANCE OF SECURITIES
             INCOME FUND               BY COMBINING VARIOUS COMPANY INDEXES.+
 4/94           $9,524                                  $10,000
 6/94           $9,796                                  $10,046
 9/94          $10,132                                  $10,756
12/94           $9,642                                  $10,290
 3/95           $9,169                                   $9,967
 6/95          $10,469                                  $11,308
 9/95          $11,018                                  $11,842
12/95          $11,548                                  $12,570
 3/96          $11,831                                  $13,008
 6/96          $12,522                                  $13,726
 9/96          $13,594                                  $14,692
12/96          $14,575                                  $15,527
 3/97          $14,789                                  $15,739
 6/97          $16,304                                  $16,766
 9/97          $17,315                                  $17,706
12/97          $16,852                                  $17,470
 3/98          $17,706                                  $18,212
 6/98          $16,859                                  $17,842
 9/98          $12,797                                  $15,535
12/98          $13,962                                  $16,642
 3/99          $14,597                                  $17,220
 6/99          $14,980                                  $17,718
 9/99          $15,102                                  $17,710
12/99          $16,478                                  $18,878
 3/00          $16,854                                  $19,373
 6/00          $16,685                                  $19,453
 9/00          $16,482                                  $20,003
12/00          $15,713                                  $19,679
 3/01          $15,808                                  $20,388
 6/01          $15,313                                  $20,677
 9/01          $14,068                                  $19,849
12/01          $15,056                                  $20,405
 3/02          $15,206                                  $21,256
 6/02          $14,253                                  $20,521

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE WORLDWIDE HIGH INCOME BLENDED INDEX II OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS PERFORMANCE DOES NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. INDEX PERFORMANCE FROM 4/29/94.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND.
THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25%. THE PERFORMANCE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:
+ BLOOMBERG

                              PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2002)

United Mexican States Global Notes 9.875%, 2/1/10               3.9%

Russian Federation 12.75%, 6/24/28                              3.3%

United Mexican States 11.375%, 9/15/16                          3.1%

Federation of Malaysia 7.50%, 7/15/11                           2.4%

Brazil C Bond Euro 8.00%, 4/15/14                               2.3%

Federated Republic of Brazil 8.875%, 4/15/24                    2.0%

Federated Republic of Brazil, Par Bond, Series Z-L
3.063%, 4/15/24                                                 1.9%

United Mexican States, Par Bond, Series B,
11.50%, 5/15/26                                                 1.8%

Russian Federation 10.00%, 6/26/07                              1.7%

Federated Republic of Brazil Debt Conversion Bond,
Series L, 3.125%, 4/15/12                                       1.5%


+ SUBJECT TO CHANGE DAILY. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL
  PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.


TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                                        JUNE 30, 2002       JUNE 30, 2001
    United States                           37.7%               41.7%
    Mexico                                  11.8%                8.4%
    Brazil                                   9.1%                8.8%
    Russia                                   8.7%                6.5%
    United Kingdom                           3.7%                2.9%

* SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAMS OF THE VAN KAMPEN WORLDWIDE HIGH INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S HIGH YIELD TEAM AND EMERGING MARKETS DEBT TEAM. CURRENT MEMBERS(1) OF THE HIGH YIELD TEAM INCLUDE STEPHEN F. ESSER, MANAGING DIRECTOR, GORDON W. LOERY, EXECUTIVE DIRECTOR, AND DEANNA I. LOUGHNANE, EXECUTIVE DIRECTOR. CURRENT MEMBERS(1) OF THE EMERGING MARKETS DEBT TEAM INCLUDE ABIGAIL I. MCKENNA, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q HOW WOULD YOU CHARACTERIZE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED IN THE LAST 12 MONTHS?

A The past year was a period of high volatility in the investment markets. The market environment for the emerging markets, which compose roughly half of the fund's exposure, was dominated by the unfolding events in Argentina, which culminated in that country's effective default on its debt in November 2001.
As a result, many emerging markets indexes performed poorly for the last six months of 2001 even though many individual countries did well.

     The market tone changed at the beginning of 2002. The fact that Argentina's troubles did not spread to other countries seemed to reassure investors that the emerging debt markets had matured. This positive news, coupled with a generally improving economic environment, helped lift the emerging markets, as measured by the MSCI Emerging Markets Free Index, to a 6 percent return over the first four months of 2002. The performance trend reversed again in May, however, when Brazil started to experience volatility as investors began to fear the potential results of the country's upcoming elections.

     The high-yield market was also volatile during the period, with a string of reversals over the course of the period. After falling sharply in the weeks immediately following the terrorist attacks of September 11, the market rallied strongly as investors turned their thoughts to expectations of a strong economic recovery in early 2002. Many investors also responded to what appeared to be low prices in the wake of the September sell-off.

     This favorable tone continued into the first months of 2002. Spreads were still wide by historical standards, even after the fourth-quarter rebound. The economy appeared to be turning the corner, with data beginning to evidence the recovery widely anticipated in the previous period. On the technical side, the supply of new issuance was moderate and demand remained strong. These favorable factors were a boon to the high-yield market for the first four months of 2002.

     The high-yield market then changed direction again in May, when a string of accounting scandals served to undermine investor confidence in corporate America. This had the effect of slowing demand just as the new-issuance calendar picked up. The market ended the period on a down note, with performance faltering for the last two months.


Q  HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A For the 12 months ended June 30, 2002, the fund generated a total return of -6.92 percent. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO
0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 4.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     By comparison, the Worldwide High Income Blended Index II, the fund's benchmark, produced a total return of -0.86 percent for the same period. THIS INDEX IS AN UNMANAGED INDEX COMPOSED OF 50 PERCENT CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX AND 50 PERCENT J.P. MORGAN EMERGING MARKETS INDEX GLOBAL. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. For additional performance results, please refer to the chart and footnotes on page 4.


Q  WHAT WERE THE KEY DRIVERS OF THE FUND'S RELATIVE PERFORMANCE?

A The fund's emerging markets component performed relatively strongly over the period. The portfolio had a significant underweighting in its exposure to Argentina, the worst-performing market of 2001. Argentina was a substantial portion of the benchmark, so this underweighting was a major contributor to the fund's relative performance. The fund was overweighted in Russia, one of the period's best performers.

     The high-yield segment of the portfolio presented more challenges to the fund's relative performance. Our preference for undervalued companies had led us to invest in telecommunications companies over the past few years. Unfortunately, the market has not favored the bonds of these firms as many of them have experienced financial difficulties. The fund also suffered slightly from small overweightings in cable and wireless, as well as poor performance within the metals and transportation sectors.


Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A Within the emerging markets segment of the fund, we entered the period with a relatively defensive risk profile. As discussed earlier, we accomplished this largely through a substantial underweighting in Argentina. We became more optimistic about the markets toward the end of 2001. This led us to increase the fund's risk profile by boosting its exposure to Brazil and Venezuela, as well as through issue selection. This position proved a boon when the market rallied during the first four months of 2002. We then took profits and attempted to pare the portfolio's positions back to a more neutral stance by the end of the period.

     Within the high-yield portion of the fund, we added positions in economically sensitive sectors that we believed would be most likely to benefit from an upturn in the economic cycle. Many of the names we added were in such sectors as transportation, manufacturing and chemicals. Through bottom-up research, our analysts also identified several attractive companies in industries whose prices had been driven down by the high-profile troubles of their peers. Through their research, we were able to locate several solid companies in the utilities and energy sectors, which we selectively added to the portfolio's exposure. We took advantage of a brief rally in the wireless sector in April to trim the fund's exposure there.

     Throughout the period, we kept the fund underweighted in consumer-related sectors. It is our belief that U.S. consumer spending is unlikely to perform as well as the rest of the economy in the coming months. We also have not seen many companies with prices that made sense to us in those sectors. As a result, we maintained the underweighting and anticipate continuing to do so in the coming months.


Q  WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKETS IN THE COMING MONTHS?

A Broadly speaking, we remain optimistic about the high-yield market. Spreads continue to be relatively wide, with the market offering some compelling values. We anticipate that the economy is likely to grow moderately over the next 18 months. This growth should help corporate balance sheets, which would in turn lower defaults.

     We also think that the high-yield market will benefit from a structural shift in its makeup that has occurred over the past year. One of the greatest excesses of the late 1990s occurred when more and more lower-quality companies were able to tap the high-yield market for financing. This wave of lower-quality companies helped to drag down the market's overall credit quality, and was a large contributor to the climbing default rates of the past two years. That trend has reversed in the past year, as lower-quality companies have been all but shut out of the market for new issuance. As a result, roughly 44 percent of last year's issuance was rated BB, relative to a historical average of 29 percent. This shift upward in quality should also help to reduce broader market default rates from recent elevated levels back to their historical averages.

     While Brazil is a source of concern for the near term, over the longer term we are positive about the prospects for the emerging debt markets. The trend in many of these countries is toward greater openness and political stability. Moreover, many are also making strides toward developing better economies, which bodes well for the asset class' overall credit profile going forward.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS


A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.


BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

DEFAULT: The failure to make required debt payments on time.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing investment risk and return; a balanced portfolio may combine stocks, bonds and cash equivalents.

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian countries are considered emerging markets.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                                 BY THE NUMBERS


YOUR FUND'S INVESTMENTS
JUNE 30, 2002


THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                       PAR               MARKET
DESCRIPTION                                                           VALUE               VALUE
CORPORATE BONDS & NOTES  49.2%
ARGENTINA  0.0%
CTI Holdings S.A. 0.00%, 4/15/08 (d)                              $   710,000         $    28,400
                                                                                      -----------
AUSTRALIA  0.3%
Glencore Nickel Property Ltd. 9.00%, 12/1/14                          220,000              59,400
Murrin Murrin Holdings 9.375%, 8/31/07                                745,000             201,150
                                                                                      -----------
                                                                                          260,550
                                                                                      -----------
CANADA  1.6%
Air Canada 10.25%, 3/15/11, 144A-Private Placement (b)                435,000             340,387
GT Group Telecom, Inc. 13.25%, 2/1/10 (d,f)                         1,300,000               3,250
Husky Oil Ltd. 8.90%, 8/15/28 (c)                                     510,000             545,396
Norske Skog Canada Ltd. 8.625%, 6/15/11                               230,000             235,750
Quebecor Media, Inc. 11.125%, 7/15/11,
    144A-Private Placement (b)                                        155,000             152,675
Quebecor Media, Inc. 0.00%, 7/15/11, 144A-Private
    Placement (b,d)                                                    90,000              52,650
                                                                                      -----------
                                                                                        1,330,108
                                                                                      -----------
DENMARK  0.0%
Callahan Nordrhein Corp. 14.00%, 7/15/10,
    144A-Private Placement (b,f)                                      700,000              28,000
                                                                                      -----------
GERMANY  0.5%
Messer Griesheim Holding AG 10.375%, 6/1/11,
    144A-Private Placement (b)                                  EUR   330,000             351,023
                                                                                      -----------
INDONESIA  0.8%
Pindo Deli Finance Mauritius 10.75%, 10/1/07, 144A-
    Private Placement (b,f)                                       $ 1,200,000             276,000
Tjiwi Kimia Finance Mauritius 10.00%, 8/1/04 (f)                      360,000              86,400
Tjiwi Kimia International BV 13.25%, 8/1/01 (f)                     1,120,000             268,800
                                                                                      -----------
                                                                                          631,200
                                                                                      -----------
LUXEMBOURG  0.1%
Tyco International Group S.A. 6.75%, 2/15/11                          150,000             116,486
                                                                                      -----------
MEXICO  2.3%
Maxcom Telecomunicaciones S.A. de C.V. 0.00%,
    3/1/07 (d,g)                                                      365,907             109,772
Nueve Grupo Iusacell S.A. de C.V. 14.25%, 12/1/06,
    144A-Private Placement (b)                                        300,000             225,000
Pemex Master Trust 8.625%, 2/1/22, 144A-Private
    Placement (b)                                                     450,000             439,875


                                       12     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                       PAR               MARKET
DESCRIPTION                                                           VALUE               VALUE
MEXICO (CONTINUED)
Pemex Project Funding Master Trust 9.125%, 10/13/10               $   460,000         $   483,000
Petro Mexicanos 9.50%, 9/15/27                                        650,000             671,125
                                                                                      -----------
                                                                                        1,928,772
                                                                                      -----------
NETHERLANDS  0.5%
KPNQwest N.V. 10.00%, 3/15/12 (f)                                     185,425                 230
Tele1 Europe BV 13.00%, 5/15/09 (h)                             EUR   875,000             114,987
Tele1 Europe BV 13.00%, 5/15/09 (h)                               $   750,000             105,000
United Pan-Europe Communications N.V., Series B,
    10.875%, 8/1/09 (f)                                             1,245,000             161,850
                                                                                      -----------
                                                                                          382,067
                                                                                      -----------
POLAND  1.1%
Netia Holdings, Series B, 10.25%, 11/1/07 (f,h)                     1,575,000             252,000
Netia Holdings, Series B, 13.125%, 6/15/09 (f,h)                      400,000              64,000
Netia Holdings, Series B, 13.50%, 6/15/09 (f)                   EUR   320,000              47,606
PTC International Finance II S.A. 11.25%, 12/1/09                 $   575,000             581,691
                                                                                      -----------
                                                                                          945,297
                                                                                      -----------
SOUTH KOREA  2.1%
Korea Electric Power 6.375%, 12/1/03                                1,060,000           1,104,732
Korea Electric Power 7.75%, 4/1/13                                    550,000             611,044
                                                                                      -----------
                                                                                        1,715,776
                                                                                      -----------
SPAIN  0.2%
ONO Finance plc 14.00%, 2/15/11, 144A-Private
    Placement (b)                                                     440,000             149,600
                                                                                      -----------
TUNISIA  0.7%
Banque Centrale de Tunisie 7.375%, 4/25/12                            630,000             607,950
                                                                                      -----------
UNITED KINGDOM  3.7%
British Sky Broadcasting plc 8.20%, 7/15/09                           675,000             663,536
Colt Telecom Group plc 7.625%, 7/31/08                          EUR   963,782             430,145
Dolphin Telecommunications plc 11.625%, 6/1/08 (d,f,h)            $   940,000                  93
Dolphin Telecommunications plc 14.00%, 5/15/09 (d,f,h)              1,350,000                 135
Esprit Telecom Group 11.00%, 6/15/08,
    144A-Private Placement (b,f,h)                                    664,679                 -0-
Huntsman ICI Chemicals 10.125%, 7/1/09                          EUR 1,150,000             923,862
NTL Communications Corp., Series B, 9.875%, 11/15/09 (f)          $   150,000              42,399
NTL, Inc. 0.00%, 4/1/08 (d,f)                                   GBP 1,500,000             562,771
RSL Communications plc 9.125%, 3/1/08 (f)                         $ 1,440,000              28,800
RSL Communications plc 10.00%, 3/15/08 (f)                      EUR 1,610,569              55,908
RSL Communications plc 12.25%, 11/15/06 (f)                       $   160,000               3,200
Telewest Communications plc 0.00%, 4/15/09 (d)                  GBP   800,000             392,026
Viatel, Inc., Series A, 12.50%, 4/15/08, 144A-Private
    Placement (b,d,f,h)                                           $ 1,900,000               9,500
                                                                                      -----------
                                                                                        3,112,375
                                                                                      -----------


SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                       PAR               MARKET
DESCRIPTION                                                           VALUE               VALUE
UNITED STATES  35.3%
Acetex Corp. 10.875%, 8/1/09                                      $   175,000         $   182,875
Allied Waste N.A. 8.875%, 4/1/08, 144A-Private
    Placement (b)                                                     490,000             480,200
American Tower Corp. 9.375%, 2/1/09                                   340,000             187,000
AmerisourceBergen Corp. 8.125%, 9/1/08                                260,000             268,450
Anthem Insurance Cos., Inc. 9.125%, 4/1/10, 144A-
    Private Placement (b)                                             655,000             740,227
AOL Time Warner, Inc. 6.875%, 5/1/12                                  220,000             202,895
ArvinMeritor, Inc 8.75%, 3/1/12                                       100,000             107,186
Autonation, Inc. 9.00%, 8/1/08                                        200,000             206,000
Beazer Homes USA, Inc. 8.625%, 5/15/11                                100,000             101,500
BRL Universal Equipment, Series 2001 A LP,
    8.875%, 2/15/08                                                   330,000             326,700
CA FM Lease Trust, Senior Notes, 8.50%, 7/15/17,
    144A-Private Placement (b)                                        490,756             516,908
Calpine Corp. 8.50%, 2/15/11                                          510,000             341,700
Case Corp., Series B, 6.25%, 12/1/03                                  140,000             136,652
Case Credit Corp. 6.125%, 2/15/03                                     140,000             137,429
CB Richard Ellis, Inc. 11.25%, 6/15/11                                340,000             285,600
Centennial Cellular Holdings 10.75%, 12/15/08                         550,000             264,000
Charter Communications Holdings 10.25%, 1/15/10                       500,000             340,000
Chesapeake Energy Corp. 8.125%, 4/1/11, 144A-Private
    Placement (b)                                                     450,000             442,125
CIT Group, Inc. 5.625%, 5/17/04                                       135,000             129,527
CIT Group, Inc. 6.50%, 2/7/06                                          30,000              29,087
Collins & Aikman Products 11.50%, 4/15/06                              90,000              85,275
Collins & Aikman Products 10.75%, 12/31/11, 144A-
    Private Placement (b)                                             275,000             276,375
Corning, Inc. 0.00%, 11/8/15                                          660,000             330,000
D.R. Horton, Inc. 8.00%, 2/1/09                                       295,000             293,525
Dana Corp. 9.00%, 8/15/11                                             375,000             369,375
Dana Corp. 9.00%, 8/15/11                                       EUR   155,000             150,654
Dura Operaing Corp. 8.625%, 4/15/12, 144A-
    Private Placement (b)                                         $   160,000             160,800
Dynegy Holdings, Inc. 6.875%, 4/1/11, 144A-
    Private Placement (b)                                             240,000             165,600
Echostar DBS Corp. 9.375%, 2/1/09                                     355,000             328,375
Echostar DBS Corp. 9.125%, 1/15/09, 144A-
    Private Placement (b)                                             260,000             237,900
El Paso 7.00%, 5/15/11                                                 30,000              28,711
El Paso Corp. 7.875%, 6/15/12, 144A-
    Private Placement (b)                                              95,000              95,643
Encompass Services Corp. 10.50%, 5/1/09, 144A-Private
    Placement (b)                                                     160,000              91,200


                                       14     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                       PAR               MARKET
DESCRIPTION                                                           VALUE               VALUE
UNITED STATES (CONTINUED)
Equistar Chemicals LP 10.125%, 9/1/08                             $   245,000         $   233,975
Exodus Communications, Inc. 11.625%, 7/15/10 (f)                      775,000             127,875
Fairchild Seniconductor International, Inc. 10.375%, 10/1/07          200,000             208,000
Fisher Scientific International 7.125%, 12/15/05                      165,000             163,763
Foamex LP 10.75%, 4/1/09, 144A-Private Placement (b)                  100,000             102,000
Focal Communications Corp. 0.00%, 2/15/08 (d)                         650,000              45,500
Focal Communications Corp. 11.875%, 1/15/10                           572,000              91,520
Fresenius Medical Capital Trust II 7.875%, 2/1/08                     615,000             555,037
Global Crossing Holdings Ltd. 8.70%, 8/1/07 (f)                       900,000               9,000
Global Crossing Holdings Ltd. 9.625%, 5/15/08 (f)                   1,500,000              15,000
Globalstar LP/Capital 11.375%, 2/15/04 (f)                            770,000              46,200
Globalstar LP/Capital 11.50%, 6/1/05 (f)                              125,000               7,500
Globix Corp. 12.50%, 2/1/10 (f)                                       825,000             148,500
Hanover Equipment Trust, Series 2001A,
    8.50%, 9/1/08, 144A-Private Placement (b)                         215,000             198,875
Hanover Equipment Trust, Series 2001B,
    8.75%, 9/1/11, 144A Private Placement (b)                         120,000             109,800
HCA-The Healthcare Corp. 7.69%, 6/15/25                             1,000,000             995,668
HealthNet, Inc. 8.375%, 4/15/11, 144A-Private
    Placement (b)                                                     220,000             244,596
Healthsouth Corp. 7.625%, 6/1/12, 144A-Private
    Placement (b)                                                     275,000             272,420
Hilton Hotels 7.95%, 4/15/07                                          280,000             290,380
Hollinger Participation Trust, PIK, 12.125%, 11/15/10,
    144A-Private Placement (b)                                        284,484             267,415
Horseshoe Gaming Holdings 8.625%, 5/15/09                             595,000             605,412
Host Marriott Corp., Series A, 7.875%, 8/1/05                         455,000             443,625
Intermet Corp. 9.75%, 6/15/09, 144A-Private
    Placement (b)                                                     155,000             155,388
ISP Holdings, Inc. 10.625%, 12/15/09, 144A-Private
    Placement (b)                                                     515,000             509,850
ISTAR Financial Inc. 8.75%, 8/15/08                                   265,000             262,681
Jet Equipment Trust, Series 1994-A, 11.79%, 12/15/13,
    144A-Private Placement (b)                                        300,000             132,000
Jet Equipment Trust, Series 1995-A, 11.44%, 11/1/14,
    144A-Private Placement (b)                                        300,000             135,000
Johnsondiversey, Inc. 9.625%, 5/15/12, 144A-Private
    Placement (b)                                                      70,000              73,150
Lear Corp., Series B, 8.11%, 5/15/09                                  120,000             123,000
Louisiana Pacific Corp. 8.875%, 8/15/10                               115,000             125,218
Louisiana Pacific Corp. 10.875%, 11/15/08                             340,000             374,000
Lyondell Chemical Co. 9.625%, 5/1/07                                  215,000             205,325
Magnum Hunter Resources, Inc. 9.60%, 3/15/12, 144A-
    Private Placement (b)                                              60,000              61,800


SEE NOTES TO FINANCIAL STATEMENTS      15

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                       PAR               MARKET
DESCRIPTION                                                           VALUE               VALUE
UNITED STATES (CONTINUED)
Mail Well I Corp. 9.625%, 3/15/12, 144A-Private
    Placement (b)                                                 $   280,000         $   281,400
Manitowoc Co., Inc. (The) 10.375%, 5/15/11, 144A-Private
    Placement (b,h)                                             EUR   245,000             260,000
Metaldyne Corp. 11.00%, 6/15/12, 144A-Private
    Placement (b)                                                 $   150,000             146,250
Metromedia Fiber Network 10.00%, 12/15/09 (f)                         775,000               7,750
Michael Foods, Inc., Series B, 11.75%, 4/1/11,
    144A-Private Placement (b)                                        325,000             354,250
Millennium America, Inc. 9.25%, 6/15/08                               115,000             117,300
Mirant Americas Generation, Inc. 8.30%, 5/1/11,
    144A-Private Placement (b)                                        290,000             232,000
Muzak, LLC. 9.875%, 3/15/09                                           205,000             168,100
National Steel Corp., Series D, 9.875%, 3/1/09 (f)                    575,000             212,750
Nextel Communications, Inc. 0.00%, 9/15/07 (d,h)                      745,000             406,025
Nextel Communications, Inc. 9.375%, 11/15/09 (h)                      585,000             296,887
NEXTMEDIA Operating, Inc. 10.75%, 7/1/11,
    144A-Private Placement (b)                                        300,000             303,000
NMHG Holding Co. 10.00%, 5/15/09, 144A-Private
    Placement (b,h)                                                    75,000              76,125
OMNICARE, Inc., Series B, 8.125%, 3/15/11, 144A-Private
    Placement (b)                                                     315,000             324,450
Owens-Illinois, Inc. 7.50%, 5/15/10                                   460,000             411,700
Park Place Entertainment Corp. 8.50%, 11/15/06                        325,000             343,688
Park Place Entertainment Corp. 8.875%, 9/15/08                        200,000             206,250
Pegasus Communications Corp. 9.75%, 12/1/06                            65,000              29,250
PG&E National Energy Group 10.375%, 5/16/11,
    144A-Private Placement (b,h)                                      255,000             260,100
Phelps Dodge Corp. 8.75%, 6/1/11                                      325,000             335,278
Pliant Corp. 13.00%, 6/1/10                                           155,000             162,750
Prime Hospitality Corp. 8.375%, 5/1/12, 144A-Private
    Placement (b)                                                     265,000             259,700
Primedia, Inc. 8.875%, 5/15/11, 144A-Private
    Placement (b)                                                     640,000             480,000
Primus Telecommunications Group 11.25%, 1/15/09                       345,000             186,300
Primus Telecommunications Group 12.75%, 10/15/09                      315,000             170,100
Primus Telecommunications Group, Series B, 9.875%, 5/15/08            155,000              83,700
PSEG Energy Holdings, Inc. 8.625%, 2/15/08, 144A-
    Private Placement (b)                                             205,000             196,754
PSINet, Inc. 10.00%, 2/15/05 (f)                                    2,005,000             192,981
PSINet, Inc., Series B 11.00%, 8/1/09 (f)                           1,350,000             131,625
RCN Corp. 0.00%, 10/15/07, 144A-Private
    Placement (b,d)                                                 1,360,000             312,800

                                       16     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                       PAR               MARKET
DESCRIPTION                                                           VALUE               VALUE
UNITED STATES (CONTINUED)
Rhythms Netconnections, Inc., Series B, 0.00%, 5/15/08 (d,f,h)    $ 2,243,514         $    89,741
Rhythms Netconnections, Inc., Series B, 14.00%,
    2/15/10 (f,h)                                                     262,264              14,425
Riverwood International 10.875%, 4/1/08                               215,000             223,600
Salem Communications Holding Corp. 9.00%, 7/1/11,
    144A-Private Placement (b)                                        375,000             378,750
Schuler Homes, Inc. 9.375%, 7/15/09                                   100,000             102,000
Six Flags, Inc. 8.875%, 2/1/10 (a)                                    250,000             248,750
Smithfield Foods, Inc. 7.625%, 2/15/08                                540,000             538,650
Solectron Corp. 0.00%, 11/20/20                                       740,000             340,400
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 5/1/07,
    144A-Private Placement (b)                                        125,000             122,969
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/1/12,
    144A-Private Placement (b)                                        285,000             279,300
Station Casinos, Inc. 8.375%, 2/15/08, 144A-Private
    Placement (b)                                                     435,000             444,244
Station Casinos, Inc. 9.75%, 4/15/07, 144A-Private
    Placement (b)                                                     300,000             310,500
Stone Energy Corp. 8.25%, 12/15/11                                    175,000             175,000
Stoneridge, Inc. 11.50%, 5/1/12, 144A-Private
    Placement (b)                                                     150,000             151,500
Technical Olympic USA, Inc. 9.00%, 7/1/10, 144A-
    Private Placement (b)                                             150,000             147,750
Technical Olympic USA, Inc. 10.375%, 7/1/12, 144A-
    Private Placement (b)                                             165,000             164,175
Tekni-plex, Inc. 12.75%, 6/15/10                                       45,000              46,575
Tekni-plex, Inc. 12.75%, 6/15/10, 144A-Private
    Placement (b)                                                      80,000              82,800
Tesoro Escrow Corp. 9.625%, 4/1/12, 144A-Private
    Placement (b)                                                     335,000             306,525
Toll Corp. 8.25%, 2/1/11                                              475,000             477,375
Trimas Corp. 9.875%, 6/15/12, 144A-Private
    Placement (b)                                                     135,000             134,663
Ucar Finance, Inc. 10.25%, 2/15/12, 144A-Private
    Placement (b)                                                     200,000             204,000
USA Waste Services, Inc. 7.125%, 10/1/07                              430,000             447,960
USA Waste Services, Inc. 7.125%, 12/15/17                             200,000             198,390
Venetian Casino Resort LLC 11.00%, 6/15/10, 144A-
    Private Placement (b)                                             200,000             201,250
Vintage Petroleum, Inc. 7.875%, 5/15/11, 144A-Private
    Placement (b)                                                     195,000             176,475
Vintage Petroleum, Inc. 8.625%, 2/1/09                                400,000             376,000
Williams Cos., Inc. 7.50%, 1/15/31                                    345,000             247,760
Williams Cos., Inc. 7.75%, 6/15/31                                    115,000              84,290


SEE NOTES TO FINANCIAL STATEMENTS      17

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                       PAR               MARKET
DESCRIPTION                                                           VALUE               VALUE
UNITED STATES (CONTINUED)
Winstar Communications, Inc. 14.75%, 4/15/10 (d,f,h)              $ 9,540,000         $       954
WorldCom, Inc. 8.25%, 5/15/31 (f)                                     910,000             136,500
XM Satellite Radio, Inc. 14.00%, 3/15/10                              185,000              86,950
XO Communications, Inc. 9.45%, 4/15/08 (d,f)                        3,325,000              49,875
Young Broadcasting, Inc. 10.00%, 3/1/11,
    144A-Private Placement (b)                                        270,000             238,950
                                                                                      -----------
                                                                                       29,557,276
                                                                                      -----------

TOTAL CORPORATE BONDS & NOTES  49.2%
     (Cost $79,547,534)                                                                41,144,880
                                                                                      -----------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS  44.9%
ARGENTINA  1.6%
Republic of Argentina 6.00%, 3/31/23 (f)                            1,450,000             623,500
Republic of Argentina 11.375%, 3/15/10 (f)                          2,120,000             402,800
Republic of Argentina 11.75%, 4/7/09 (f)                            1,130,000             214,700
Republic of Argentina 11.75%, 6/15/15 (f)                             540,000              91,785
                                                                                      -----------
                                                                                        1,332,785
                                                                                      -----------
BRAZIL  9.1%
Brazil C Bond Euro 8.00%, 4/15/14                                   3,090,839           1,954,956
Federated Republic of Brazil 8.875%, 4/15/24                        3,420,000           1,658,700
Federated Republic of Brazil Debt Conversion Bond,
    Series L, 3.125%, 4/15/12 (c)                                   2,390,000           1,272,675
Federated Republic of Brazil Debt Conversion Bond,
    Series Z-L, 3.125%, 4/15/12 (c)                                   530,000             282,225
Federated Republic of Brazil, Par Bond, Series Z-L, 3.063%,
    4/15/24 (c)                                                     2,700,000           1,599,750
Federated Republic of Brazil, Series NMB-L, 3.125%,
    4/15/09 (c)                                                     1,261,177             807,153
                                                                                      -----------
                                                                                        7,575,459
                                                                                      -----------
BULGARIA  0.9%
Republic of Bulgaria 8.25%, 1/15/15, 144A-Private
    Placement (b)                                                     287,000             285,565
Republic of Bulgaria Front Loaded Interest Reduction Bond
    2.813%, 7/28/12 (c)                                               500,000             455,000
                                                                                      -----------
                                                                                          740,565
                                                                                      -----------
COLOMBIA  1.2%
Republic of Colombia 10.00%, 1/23/12                                1,020,000             962,880
                                                                                      -----------
CROATIA  0.4%
Republic of Croatia, Series A, 2.875%, 7/31/10 (c)                    368,182             366,801
                                                                                      -----------


                                       18      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                       PAR               MARKET
DESCRIPTION                                                           VALUE               VALUE
DOMINICAN REPUBLIC  1.5%
Dominican Republic 9.50%, 9/27/06, 144A-Private
    Placement (b)                                                 $   485,000         $   510,463
Dominican Republic, Reg S, 9.50%, 9/27/06                             700,000             746,938
                                                                                      -----------
                                                                                        1,257,401
                                                                                      -----------
IVORY COAST  0.5%
Ivory Coast Front Load Interest Reduction Bond,
    Series US1, 2.00%, 3/29/18 (c,f)                                1,085,000             206,150
Ivory Coast Government International Bond 2.00%,
    3/29/18 (c,f)                                                     313,500              68,970
Ivory Coast Government International Bond 2.00%,
    3/29/18 (c,f)                                                     260,000              50,492
Ivory Coast, Past Due Interest, 2.00%, 3/29/18 (c,f)                  570,000             125,400
                                                                                      -----------
                                                                                          451,012
                                                                                      -----------
JAMAICA  0.5%
Jamaica Government International Bond 10.625%, 2/6/17                 430,000             455,800
                                                                                      -----------
MALAYSIA  2.4%
Federation of Malaysia 7.50%, 7/15/11                               1,870,000           1,987,010
                                                                                      -----------
MEXICO  9.5%
United Mexican States 10.375%, 2/17/09                                450,000             515,250
United Mexican States 11.375%, 9/15/16                              2,100,000           2,588,250
United Mexican States Global Notes 9.875%, 2/1/10                   2,920,000           3,263,100
United Mexican States Par Bond, Series B, 11.50%, 5/15/26           1,200,000           1,522,200
United Mexican States, Value Rights Due, 0.00%, 6/30/03 (c)        12,571,000              32,685
                                                                                      -----------
                                                                                        7,921,485
                                                                                      -----------
NIGERIA  0.6%
Central Bank of Nigeria 6.25%, 11/15/20 (d)                           500,000             334,150
Nigeria Promissory Notes, Series RC, 5.092%, 1/5/10                   540,000             194,400
                                                                                      -----------
                                                                                          528,550
                                                                                      -----------
PANAMA  1.2%
Republic of Panama 9.375%, 4/1/29                                     300,000             300,000
Republic of Panama 9.625%, 2/8/11                                     540,000             523,800
Republic of Panama 2.625%, 7/17/16 (c)                                263,449             197,587
                                                                                      -----------
                                                                                        1,021,387
                                                                                      -----------
PERU  1.1%
Republic of Peru Front Loaded Interest Reduction Bond
    4.00%, 3/7/17 (c)                                                 880,000             580,800
Republic of Peru, Past Due Interest, 4.50%, 3/7/17 (c)                504,900             363,528
                                                                                      -----------
                                                                                          944,328
                                                                                      -----------


SEE NOTES TO FINANCIAL STATEMENTS      19

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                       PAR               MARKET
DESCRIPTION                                                           VALUE               VALUE
PHILIPPINES  1.6%
Republic of Philippines 8.375%, 3/12/09                           $   540,000         $   537,975
Republic of Philippines 9.375%, 1/18/17                               790,000             805,800
                                                                                      -----------
                                                                                        1,343,775
                                                                                      -----------
QATAR  1.0%
State of Qatar 9.75%, 6/15/30                                         650,000             790,562
                                                                                      -----------
RUSSIA  8.7%
Russian Federation 10.00%, 6/26/07                                  1,370,000           1,451,515
Russian Federation 12.75%, 6/24/28                                  2,300,000           2,765,750
Russian Federation 5.00%, 3/31/30, 144A-Private
    Placement (b,d)                                                   930,000             645,769
Russian Federation 5.00%, 3/31/30 (d)                                 420,000             291,637
Russian FTO Tekser 0.00%, 3/10/20                                     609,808             468,021
Russian Souzzdravexport 0.00%, 1/24/91                                319,300             246,952
Russian Souzzdravexport 0.00%, 12/31/91                               900,000             676,260
Russian Souzzdravexport 0.00%, 7/17/91                                681,600             521,367
Russian Unex 0.00%, 3/3/91                                            298,313             228,186
                                                                                      -----------
                                                                                        7,295,457
                                                                                      -----------
SOUTH KOREA  0.1%
Republic of Korea 8.875%, 4/15/08                                      50,000              59,345
                                                                                      -----------
TURKEY  0.4%
Government of Turkey 12.375%, 6/15/09                                 400,000             369,800
                                                                                      -----------
UKRAINE  0.3%
Government of Ukraine 11.00%, 3/15/07                                 257,210             261,197
                                                                                      -----------
VENEZUELA  2.3%
Republic of Venezuela 9.25%, 9/15/27                                1,790,000           1,118,750
Republic of Venezuela Discount Bond, Series L, 2.875%,
    12/18/07 (c)                                                      392,852             294,639
Republic of Venezuela Par Bonds, Series W-A, 6.75%, 3/31/20           640,000             482,400
                                                                                      -----------
                                                                                        1,895,789
                                                                                      -----------

TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS  44.9%
     (Cost $38,389,933)                                                                37,561,388
                                                                                      -----------

LOAN AGREEMENTS  1.7%
ALGERIA  0.5%
Algerian Loan Agreement Tranche I 7.188%, 3/31/10                     442,920             398,628
                                                                                      -----------
MOROCCO  1.2%
Kingdom of Morocco, Series A 2.75%, 1/5/09 (c)                      1,185,142           1,048,851
                                                                                      -----------

TOTAL LOAN AGREEMENTS
     (Cost $1,410,828)                                                                  1,447,479
                                                                                      -----------


                                       20      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                                         MARKET
DESCRIPTION                                                           SHARES             VALUE
COMMON STOCKS  0.4%
NETHERLANDS  0.0%
Song Networks Holding AB ADR (a)                                       16,443         $     2,960
                                                                                      -----------
UNITED STATES  0.4%
Focal Communications Corp.                                              7,418              17,284
Motient Corp.                                                          64,179             291,373
                                                                                      -----------
                                                                                          308,657
                                                                                      -----------

TOTAL COMMON STOCKS
     (Cost $1,389,756)                                                                    311,617
                                                                                      -----------
PREFERRED STOCKS  2.0%
MEXICO  0.0%
Maxcom Telecomunicaciones S.A. de C.V. PIK 0.00% (g)                   58,650                 587
Maxcom Telecomunicaciones S.A. de C.V. PIK 0.00% (g)                   75,641                 756
Maxcom Telecomunicaciones S.A. de C.V. PIK 0.00% (g)                    3,615                  36
                                                                                      -----------
                                                                                            1,379
                                                                                      -----------
UNITED STATES  2.0%
Broadwing Communicaitons, Inc. 12.50%                                     676             101,400
Dobson Communications Corp., PIK 13.00% (a)                             1,219             572,911
Intermedia Communications, Inc., PIK, Series B,
    13.50% (f)                                                            117               4,672
McLeod USA, Inc. 2.50%, 4/18/12                                         3,365              12,619
Nextel Communications, Inc., PIK 13.00%                                   496             138,880
Paxson Communications, Inc., PIK 13.25%                                    43             341,430
Primedia, Inc., Class D 10.00% (a,h)                                      620              18,755
Primedia, Inc., Class F 9.20% (a,h)                                       890              26,923
TNP Entreprises, Inc., PIK, Series D, 14.50% (a,h)                        419             414,810
XO Communications, Inc., PIK 13.50% (a,h)                                 871                  87
XO Communications, Inc., PIK 14.00% (a,h)                               3,097                  62
                                                                                      -----------
                                                                                        1,632,549
                                                                                      -----------

TOTAL PREFERRED STOCKS  2.0%
     (Cost $3,756,160)                                                                  1,633,928
                                                                                      -----------


                                                                      NO. OF
                                                                     WARRANTS
WARRANTS  0.0%
CANADA  0.0%
GT Group Telecom, Inc., expiring 2/1/10, 144A-
    Private Placement (a,b,h)                                          13,000                 130
                                                                                      -----------
COLOMBIA  0.0%
Occidente Y Caribe Celular, expiring 3/15/04, 144A-
    Private Placement (a,b,h)                                          70,000                 700
                                                                                      -----------


SEE NOTES TO FINANCIAL STATEMENTS      21

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

                                                                      NO. OF             MARKET
DESCRIPTION                                                          WARRANTS            VALUE
MEXICO  0.0%
Maxcom Telecomunicaciones S.A. de C.V., expiring
    4/1/07 (a,h)                                                          575         $         6
                                                                                      -----------
NIGERIA  0.0%
Central Bank of Nigeria Oil Warrants, expiring
    11/15/20 (a,h)                                                        500                 -0-
                                                                                      -----------
SPAIN  0.0%
ONO Finance plc , expiring 2/15/11 (a,h)                                  440                   4
                                                                                      -----------
UNITED STATES  0.0%
McLeod USA, Inc., expiring 4/16/07 (a)                                  7,457                 932
Motient Corp., expiring 4/1/08, 144A-Private
    Placement (a,b,h)                                                   8,850                   9
TNP Enterprises, expiring 4/1/11, 144A-Private
    Placement (a,b,h)                                                     800              24,000
XM Satellite Radio, Inc., expiring 3/15/10 (a)                          3,700               2,035
                                                                                      -----------
                                                                                           26,976
                                                                                      -----------

VENEZUELA  0.0%
Republic of Venezuela, expiring 4/15/20 (a)                             3,200                 -0-
                                                                                      -----------
TOTAL WARRANTS  0.0%
     (Cost $82,104)                                                                        27,816
                                                                                      -----------
TOTAL LONG-TERM INVESTMENTS  98.2%
     (Cost $124,576,315)                                                               82,127,108
                                                                                      -----------


                                                                       PAR
                                                                      VALUE
SHORT TERM INVESTMENTS  0.5%
REPURCHASE AGREEMENT  0.4%
J.P. Morgan Securities Inc. ($354,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    06/28/02, to be sold on 07/01/02 at $354,052)                                         354,000
                                                                                      -----------
TREASURY BILL  0.1%
United States Treasury Bill, 07/18/02 (e)                            $100,000              99,922
                                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS
     (Cost $453,922)                                                                      453,922
                                                                                      -----------
TOTAL INVESTMENTS  98.7%
     (Cost $125,030,237)                                                               82,581,030
FOREIGN CURRENCY  0.0%
     (Cost $10,636)                                                                        11,183
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%                                             1,057,550
                                                                                      -----------
NET ASSETS  100%                                                                      $83,649,763
                                                                                      ===========


                                       22      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002




(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.
(b)  144A SECURITIES ARE THOSE WHICH ARE EXEMPT FROM REGISTRATION UNDER
     RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY ONLY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.
(c)  VARIABLE/FLOATING RATE SECURITY-RATE DISCLOSED IS AS OF JUNE 30, 2002.
(d) STEP BOND-COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF JUNE 30, 2002. MATURITY DATE DISCLOSED IS THE ULTIMATE MATURITY DATE.
(e)  SECURITY SEGREGATED AS COLLATERAL FOR OUTSTANDING FUTURES CONTRACTS.
(f)  SECURITY IS IN DEFAULT.
(g)  SECURITY VALUED AT FAIR VALUE--SEE NOTE 1-A TO FINANCIAL STATEMENTS.
(h)  SECURITY HAS BEEN DEEMED ILLIQUID.
ADR  AMERICAN DEPOSITARY RECEIPT
EUR  EURO
GBP  BRITISH POUND
PIK PAYMENT-IN-KIND. INCOME MAY BE RECEIVED IN ADDITIONAL SECURITIES OR CASH AT THE DIRECTION OF THE ISSUER.


SEE NOTES TO FINANCIAL STATEMENTS      23

YOUR FUND'S INVESTMENTS
JUNE 30, 2002


          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                                     MARKET            PERCENT OF
INDUSTRY                                                             VALUE             NET ASSETS
Foreign Government & Agency Obligations                           $37,561,388             44.9%
Industrial                                                          5,150,299              6.2
Energy                                                              3,215,150              3.8
Telecommunications                                                  2,979,436              3.6
Communications                                                      2,844,961              3.4
Health Care                                                         2,660,622              3.2
Financials                                                          2,596,381              3.1
Chemicals                                                           2,524,210              3.0
Utilities-Electric                                                  2,499,330              3.0
Media & Entertainment                                               2,382,087              2.9
Other                                                               2,356,582              2.8
Cable Television                                                    2,197,282              2.6
Gaming                                                              2,111,344              2.5
General Industrial                                                  1,803,687              2.2
Loan Agreements                                                     1,447,479              1.7
Hotel/Lodging                                                       1,395,974              1.7
Metals                                                                943,241              1.1
Banks                                                                 607,950              0.7
Homebuilder/Building Materials                                        577,500              0.7
Utilities                                                             564,050              0.7
Real Estate                                                           556,206              0.7
Food and Beverage                                                     538,650              0.6
Supermarkets                                                          516,909              0.6
Technology                                                            508,500              0.6
Materials                                                             369,375              0.4
Transportation                                                        340,388              0.4
Packaging                                                             235,750              0.3
Capital Equipment                                                     212,777              0.3
Cable                                                                 177,600              0.2
Consumer Goods                                                        160,800              0.2
Building Materials                                                     91,200              0.1
                                                                  -----------             ----
                                                                  $82,127,108             98.2%
                                                                  ===========             ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


                                       24      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002

ASSETS:
Total Investments (Cost $125,030,237)                                                $ 82,581,030
Foreign Currency (Cost $10,636)                                                            11,183
Cash                                                                                       21,893
Margin Deposit on Futures Contracts                                                         9,197
Receivables:
   Interest                                                                             1,867,873
   Investments Sold                                                                       702,126
   Fund Shares Sold                                                                       169,586
Other                                                                                      31,380
                                                                                     ------------
     Total Assets                                                                      85,394,268
                                                                                     ------------
LIABILITIES:
Payables:
   Distributions to Shareholders                                                          688,116
   Fund Shares Repurchased                                                                339,721
   Distributor and Affiliates                                                              85,721
   Investment Advisory Fee                                                                 54,251
   Investments Purchased                                                                   44,200
   Administrative Fee                                                                      17,059
   Directors' Fee                                                                           1,633
Unrealized Loss on Foreign Currency Exchange Contracts                                    370,179
Accrued Expenses                                                                           99,919
Directors' Deferred Compensation and Retirement Plans                                      43,706
                                                                                     ------------
     Total Liabilities                                                                  1,744,505
                                                                                     ------------
NET ASSETS                                                                           $ 83,649,763
                                                                                     ============
NET ASSETS CONSIST OF:
Capital (Par value $.001 per share with 2,625,000,000 shares authorized)             $208,588,065
Accumulated Undistributed Net Investment Income                                        (3,118,914)
Net Unrealized Depreciation on Investments, Foreign
   Currency Translations and Futures                                                  (42,846,326)
Accumulated Net Realized Loss                                                         (78,973,062)
                                                                                     ------------
NET ASSETS                                                                           $ 83,649,763
                                                                                     ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $22,388,146 and 3,374,305 shares of beneficial interest issued
     and outstanding)                                                                $       6.63
     Maximum sales charge (4.75%* of offering price)                                         0.33
                                                                                     ------------
     Maximum offering price to public                                                $       6.96
                                                                                     ============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $43,909,472 and 6,640,266 shares of beneficial interest issued
     and outstanding)                                                                $       6.61
                                                                                     ============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $17,352,145 and 2,620,344 shares of beneficial interest issued
     and outstanding)                                                                $       6.62
                                                                                     ============

* ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.


SEE NOTES TO FINANCIAL STATEMENTS      25

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends                                                                           $    114,623
Interest (Net of foreign withholding taxes of $7,642)                                 11,022,741
                                                                                    ------------
     Total Income                                                                     11,137,364
                                                                                    ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
   of $66,573, $539,032 and $208,673, respectively)                                      814,278
Investment Advisory Fee                                                                  760,496
Administrative Fee                                                                       258,315
Shareholder Reports                                                                      108,792
Shareholder Services                                                                      33,025
Custody                                                                                   24,671
Legal                                                                                     19,158
Directors' Fees and Related Expenses                                                      14,242
Other                                                                                     79,636
                                                                                    ------------
     Total Expenses                                                                    2,112,613
                                                                                    ------------
NET INVESTMENT INCOME                                                               $  9,024,751
                                                                                    ============
REALIZED AND UNREALIZED GAIN/LOSS:
REALIZED GAIN/LOSS:
Investments                                                                         $ (8,659,004)
Foreign Currency Transactions                                                           (157,031)
Futures                                                                                  201,599
                                                                                    ------------
Net Realized Loss                                                                     (8,614,436)
                                                                                    ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                           (35,045,519)
   End of the Period:
     Investments                                                                     (42,449,207)
     Foreign Currency Translations                                                      (359,898)
     Futures                                                                             (37,221)
                                                                                    ------------
                                                                                     (42,846,326)
                                                                                    ------------
Net Unrealized Depreciation During the Period                                         (7,800,807)
                                                                                    ------------
NET REALIZED AND UNREALIZED LOSS                                                    $(16,415,243)
                                                                                    ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                          $ (7,390,492)
                                                                                    ============


                                       26      SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED       YEAR ENDED
                                                                   JUNE 30, 2002    JUNE 30, 2001
                                                                   -------------    -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                              $  9,024,751     $ 15,010,321
Net Realized Loss                                                    (8,614,436)      (4,668,647)
Net Unrealized Depreciation During the Period                        (7,800,807)     (23,105,374)
                                                                   ------------     ------------
Change in Net Assets from Operations                                 (7,390,492)     (12,763,700)
                                                                   ------------     ------------
Distributions from Net Investment Income:
Class A Shares                                                       (3,426,578)      (4,396,455)
Class B Shares                                                       (6,503,983)      (8,267,511)
Class C Shares                                                       (2,501,011)      (3,047,794)
                                                                   ------------     ------------
Total Distributions                                                 (12,431,572)     (15,711,760)
                                                                   ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                 (19,822,064)     (28,475,460)
                                                                   ------------     ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                            18,616,455       27,845,364
Net Asset Value of Shares Issued Through Dividend
    Reinvestment                                                      7,645,827        9,826,161
Cost of Shares Repurchased                                          (41,300,904)     (59,964,109)
                                                                   ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                  (15,038,622)     (22,292,584)
                                                                   ------------     ------------
TOTAL DECREASE IN NET ASSETS                                        (34,860,686)     (50,768,044)
NET ASSETS:
Beginning of the Period                                             118,510,449      169,278,493
                                                                   ------------     ------------
End of the Period (Including accumulated undistributed
    net investment income of $(3,118,914) and
    $549,810, respectively)                                        $ 83,649,763     $118,510,449
                                                                   ============     ============


SEE NOTES TO FINANCIAL STATEMENTS      27

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                                 YEAR ENDED JUNE 30,
                                            --------------------------------------------------------
                                             2002(a)     2001(a)     2000(a)      1999(a)   1998(a)
                                            --------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                               $8.11       $9.93       $9.90       $12.46    $14.26
                                              -----       -----      ------       ------    ------
  Net Investment Income                        0.71        1.00        1.14         1.06      1.15
  Net Realized and Unrealized
    Gain/Loss                                 (1.36)      (1.77)      (0.06)       (2.51)    (0.67)
                                              -----       -----      ------       ------    ------
Total from Investment Operations              (0.65)      (0.77)       1.08        (1.45)     0.48
                                              -----       -----      ------       ------    ------
Less:
  Distributions from Net Investment
    Income                                    (0.83)      (1.05)      (1.05)       (1.10)    (1.09)
  Distributions from Net Realized
    Gain                                        -0-         -0-         -0-        (0.01)    (1.19)
                                              -----       -----      ------       ------    ------
Total Distributions                           (0.83)      (1.05)      (1.05)       (1.11)    (2.28)
                                              -----       -----      ------       ------    ------
NET ASSET VALUE, END OF THE
  PERIOD                                      $6.63       $8.11       $9.93        $9.90    $12.46
                                              =====       =====      ======       ======    ======
Total Return (b)                              -6.92%      -8.23%      11.39%      -11.14%     3.40%
Net Assets at End of the Period
  (In millions)                               $22.4       $31.1       $44.9        $58.5     $91.6
Ratio of Expenses to Average
  Net Assets                                   1.53%       1.55%       1.60%        1.45%     1.45%
Ratio of Net Investment
  Income to Average
  Net Assets                                   9.46%      10.96%      11.41%       10.55%     8.36%
Portfolio Turnover                               94%        141%        119%         121%      156%
Ratio of Net Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest
    Expense                                     N/A        1.45%       1.46%         N/A       N/A

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 4.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE


                                       28      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                                YEAR ENDED JUNE 30,
                                            --------------------------------------------------------
                                             2002(a)     2001(a)     2000(a)      1999(a)   1998(a)
                                            --------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                               $8.08       $9.89       $9.86       $12.40    $14.20
  Net Investment Income                        0.65        0.93        1.06         0.98      1.04
  Net Realized and Unrealized
    Gain/Loss                                 (1.34)      (1.76)      (0.06)       (2.50)    (0.65)
                                              -----       -----      ------       ------    ------
Total from Investment Operations              (0.69)      (0.83)       1.00        (1.52)     0.39
                                              -----       -----      ------       ------    ------
Less:
  Distributions from Net Investment
    Income                                    (0.78)      (0.98)      (0.97)       (1.01)    (1.00)
  Distributions from Net Realized
    Gain                                        -0-         -0-         -0-        (0.01)    (1.19)
                                              -----       -----      ------       ------    ------
Total Distributions                           (0.78)      (0.98)      (0.97)       (1.02)    (2.19)
                                              -----       -----      ------       ------    ------
NET ASSET VALUE, END OF THE
  PERIOD                                      $6.61       $8.08       $9.89        $9.86    $12.40
                                              =====       =====      ======       ======    ======
Total Return (b)                              -7.48%      -8.99%      10.58%      -11.82%     2.63%
Net Assets at End of the Period
  (In millions)                               $43.9       $64.1       $90.9       $107.0    $146.4
Ratio of Expenses to Average
  Net Assets                                   2.28%       2.30%       2.35%        2.20%     2.20%
Ratio of Net Investment
  Income to Average
  Net Assets                                   8.71%      10.21%      10.65%        9.81%     7.64%
Portfolio Turnover                               94%        141%        119%         121%      156%
Ratio of Net Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest
    Expense                                     N/A        2.20%       2.21%         N/A       N/A

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 4%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN THE FIRST AND SECOND YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS      29

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                                YEAR ENDED JUNE 30,
                                            --------------------------------------------------------
                                             2002(a)     2001(a)     2000(a)     1999(a)    1998(a)
                                            --------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                               $8.08       $9.89       $9.87       $12.40    $14.21
                                              -----       -----      ------       ------    ------
  Net Investment Income                        0.64        0.93        1.06         0.98      1.04
  Net Realized and Unrealized
    Gain/Loss                                 (1.32)      (1.76)      (0.07)       (2.49)    (0.66)
                                              -----       -----      ------       ------    ------
Total from Investment Operations              (0.68)      (0.83)       0.99        (1.51)     0.38
                                              -----       -----      ------       ------    ------
Less:
  Distributions from Net Investment
    Income                                    (0.78)      (0.98)      (0.97)       (1.01)    (1.00)
  Distributions from Net Realized
    Gain                                        -0-         -0-         -0-        (0.01)    (1.19)
                                              -----       -----      ------       ------    ------
Total Distributions                           (0.78)      (0.98)      (0.97)       (1.02)    (2.19)
                                              -----       -----      ------       ------    ------
NET ASSET VALUE, END OF THE
  PERIOD                                      $6.62       $8.08       $9.89        $9.87    $12.40
                                              =====       =====      ======       ======    ======
Total Return (b)                              -7.47%      -8.88%      10.57%      -11.83%     2.55%
Net Assets at End of the Period
  (In millions)                               $17.4       $23.3       $33.5        $40.6     $60.2
Ratio of Expenses to Average
  Net Assets                                   2.28%       2.30%       2.35%        2.20%     2.20%
Ratio of Net Investment
  Income to Average
  Net Assets                                   8.68%      10.21%      10.65%        9.81%     7.62%
Portfolio Turnover                               94%        141%        119%         121%      156%
Ratio of Net Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest
    Expense                                     N/A        2.20%       2.21%         N/A       N/A

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE


                                       30      SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Worldwide High Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund commenced operations on April 21, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A   SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

     At June 30, 2002, approximately 60% of the net assets of the Fund consisted of high yield securities rated below investment grade. Investments in high yield securities are

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares. Bond discount is accreted and premium is amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


Fund had an accumulated capital loss carryforward for tax purposes of $72,550,322, which will expire between June 30, 2007 and June 30, 2010.

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

    Cost of investments for tax purposes                      $125,419,855
                                                              ------------
    Gross tax unrealized appreciation                         $  4,236,549
    Gross tax unrealized depreciation                          (47,075,374)
                                                              ------------
    Net tax unrealized depreciation on investments            $(42,838,825)
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during 2002 and 2001 was as follows:

                                                  2002             2001
    Distributions paid from
      Ordinary income                          $12,431,572     $15,711,760
                                               ===========     ===========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to investments in defaulted bonds totaling $12,804 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference related to the recognition of net realized losses on foreign currency transactions totaling $212,246 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference related to paydown gains on mortgage-back securities totaling $62,461 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income.

     As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

    Undistributed ordinary income                               $2,703,796
                                                               ===========

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, deferral of losses relating to straddle positions and losses relating to wash sale transactions.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS

     The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

    AVERAGE DAILY NET ASSETS                                 % PER ANNUM
    First $500 million                                          0.75%
    Next $500 million                                           0.70%
    Over $1 billion                                             0.65%

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $3,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $16,100, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $33,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $29,731 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $57,026,372, $109,908,869 and $41,652,824 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                       SHARES           VALUE
   Sales:
     Class A                                          1,766,906     $ 13,059,655
     Class B                                            427,885        3,190,983
     Class C                                            318,619        2,365,817
                                                     ----------     ------------
   Total Sales                                        2,513,410     $ 18,616,455
                                                     ==========     ============
   Dividend Reinvestment:
     Class A                                            295,689       $2,198,194
     Class B                                            554,168        4,104,859
     Class C                                            181,215        1,342,774
                                                     ----------     ------------
   Total Dividend Reinvestment                        1,031,072      $ 7,645,827
                                                     ==========     ============
   Repurchases:
     Class A                                         (2,526,432)    $(18,728,728)
     Class B                                         (2,273,639)     (16,943,090)
     Class C                                           (766,550)      (5,629,086)
                                                     ----------     ------------
   Total Repurchases                                 (5,566,621)    $(41,300,904)
                                                     ==========     ============

     At June 30, 2001, capital aggregated $60,497,251, $119,556,117 and
$43,573,319 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                        SHARES          VALUE
   Sales:
     Class A                                          2,040,945     $ 18,119,686
     Class B                                            662,039        6,044,319
     Class C                                            394,959        3,681,359
                                                     ----------     ------------
   Total Sales                                        3,097,943     $ 27,845,364
                                                     ==========     ============
   Dividend Reinvestment:
     Class A                                            349,896     $  3,176,408
     Class B                                            542,639        4,869,277
     Class C                                            197,208        1,780,476
                                                     ----------     ------------
   Total Dividend Reinvestment                        1,089,743     $  9,826,161
                                                     ==========     ============
   Repurchases:
     Class A                                         (3,077,283)    $(27,521,860)
     Class B                                         (2,461,371)     (22,496,693)
     Class C                                         (1,089,143)      (9,945,556)
                                                     ----------     ------------
   Total Repurchases                                 (6,627,797)    $(59,964,109)
                                                     ==========     ============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                          CONTINGENT DEFERRED SALES
                                                          CHARGE AS A PERCENTAGE OF
                                                       DOLLAR AMOUNT SUBJECT TO CHARGE
                                                       -------------------------------
YEAR OF REDEMPTION                                           CLASS B      CLASS C
First                                                         4.00%        1.00%
Second                                                        4.00%         None
Third                                                         3.00%         None
Fourth                                                        2.50%         None
Fifth                                                         1.50%         None
Thereafter                                                    None          None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $4,400 and CDSC on redeemed shares of Classes B and C of approximately $167,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the year ended June 30, 2002, the Fund made purchases of $94,092,464 and sales of $113,299,205 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $434,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $68,900.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


6. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At June 30, 2002, the Fund had outstanding forward foreign currency contracts as follows:

                                                                     UNREALIZED
                                                       CURRENT      APPRECIATION/
FORWARD FOREIGN CURRENCY CONTRACTS                      VALUE       DEPRECIATION
SHORT CONTRACTS:
British Pound, 845,000 expiring 7/29/02              $1,291,901      $ (70,031)
Euro, 3,650,000 expiring 7/31/02                      3,615,379       (338,840)
                                                     ----------      ---------
                                                     $4,907,280      $(408,871)
                                                     ----------      ---------
LONG CONTRACTS:
British Pound, 165,000 expiring 7/29/02              $  252,265      $  12,580
Euro, 505,000 expiring 7/31/02                          500,210         26,112
                                                     ----------      ---------
                                                     $  752,475      $  38,692
                                                     ----------      ---------
                                                                     $(370,179)
                                                                     =========

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002


B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of foreign government bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

     Transactions in futures contracts for the year ended June 30, 2002, were as follows:

                                                                 CONTRACTS
         Outstanding at June 30, 2001                                37
         Futures Opened                                             394
         Futures Closed                                            (401)
                                                                   ----
         Outstanding at June 30, 2002                                30
                                                                   ====

     The futures contracts outstanding as of June 30, 2002, and the descriptions and the unrealized appreciation are as follows:

                                                                               UNREALIZED
                                                                              APPRECIATION/
                                                                 CONTRACTS    DEPRECIATION
         SHORT CONTRACTS:
         U.S. Long Bond--September 2002
           (Current notional value $103 per contract)                 8        $ (5,626)
         U.S. 10 Year Note--September 2002
           (Current notional value $107 per contract)                19         (37,912)

         LONG CONTRACTS:
         U.S. 5 Year Note--September 2002
           (Current notional value $107 per contract)                 3           6,317
                                                                     --        --------
                                                                     30        $(37,221)
                                                                     ==        ========

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and
Shareholders of Van Kampen
Worldwide High Income Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Worldwide High Income Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Worldwide High Income Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

                             VAN KAMPEN INVESTMENTS


THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
   vankampen.com --
   to view a prospectus, select  [ILLUSTRATION OF COMPUTER]
   DOWNLOAD PROSPECTUS

-  call us at (800) 847-2424
   Telecommunications
   Device for the Deaf (TDD)     [ILLUSTRATION OF PHONE]
   users, call (800)421-2833.

-  e-mail us by visiting
   vankampen.com and
   selecting CONTACT US          [ILLUSTRATION OF ENVELOPES]




  * Closed to new investors
 ** Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN WORLDWIDE HIGH INCOME FUND


BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


CUSTODIAN

JPMORGAN CHASE BANK
3 MetroTech Center
Brooklyn, New York 11245


DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256


LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601




For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2002. In January, the Fund provides tax information to shareholders for the preceding calendar year. The Fund intends to pass through foreign tax credits of $7,642 and has derived gross income from sources within foreign countries amounting to $5,035,119. For corporate shareholders 1% of the ordinary dividends qualify for the dividends received deduction.**

 * "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

** THIS INFORMATION IS UNAUDITED.

DIRECTOR AND OFFICER INFORMATION



The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

                                                                                              NUMBER OF
                                          TERM OF                                             FUNDS IN
                                         OFFICE AND                                             FUND
                           POSITION(S)   LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS      HELD WITH       TIME     PRINCIPAL OCCUPATION(S)                   OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR       FUND        SERVED    DURING PAST 5 YEARS                      BY DIRECTOR  HELD BY DIRECTOR
J. Miles Branagan (70)      Director    Director    Private investor. Trustee/Director of        57
1632 Morning Mountain Road              since 1997  funds in the Fund Complex. Co-founder,
Raleigh, NC 27614                                   and prior to August 1996, Chairman,
                                                    Chief Executive Officer and President,
                                                    MDT Corporation (now known as
                                                    Getinge/Castle, Inc., a subsidiary of
                                                    Getinge Industrier AB), a company
                                                    which develops, manufactures, markets
                                                    and services medical and scientific
                                                    equipment.

                                                                                              NUMBER OF
                                          TERM OF                                             FUNDS IN
                                         OFFICE AND                                             FUND
                           POSITION(S)   LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS      HELD WITH       TIME      PRINCIPAL OCCUPATION(S)                  OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR       FUND        SERVED     DURING PAST 5 YEARS                     BY DIRECTOR  HELD BY DIRECTOR
Jerry D. Choate (63)        Director     Director    Trustee/Director of funds in the            57       Director of Amgen Inc., a
53 Monarch Bay Drive                     since 1999  Fund Complex. Prior to January 1999,                 biotechnological company,
Dana Point, CA 92629                                 Chairman and Chief Executive Officer                 and Director of Valero
                                                     of the Allstate Corporation                          Energy Corporation, an
                                                     ("Allstate") and Allstate Insurance                  independent
                                                     Company. Prior to January 1995,                      refining company.
                                                     President and Chief Executive
                                                     Officer of Allstate. Prior to
                                                     August 1994, various management
                                                     positions at Allstate.

Linda Hutton Heagy (54)     Director     Director    Regional Managing Partner of                57
Sears Tower                              since 1997  Heidrick &  Struggles, an executive
233 South Wacker Drive                               search firm. Trustee/Director
Suite 7000                                           of funds in the Fund Complex.
Chicago, IL 60606                                    Trustee on the University of
                                                     Chicago Hospitals Board, Vice Chair
                                                     of the Board of the YMCA of
                                                     Metropolitan Chicago and
                                                     a member of the Women's Board of
                                                     the University of Chicago.
                                                     Prior to 1997, Partner, Ray &
                                                     Berndtson, Inc., an executive
                                                     recruiting firm. Prior to 1996,
                                                     Trustee of The International House
                                                     Board, a fellowship and housing
                                                     organization for international
                                                     graduate students. Formerly,
                                                     Executive Vice President of ABN
                                                     AMRO, N.A., a Dutch bank holding
                                                     company. Prior to 1992, Executive
                                                     Vice President of La Salle National
                                                     Bank.

                                                                                              NUMBER OF
                                          TERM OF                                             FUNDS IN
                                         OFFICE AND                                             FUND
                           POSITION(S)   LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS      HELD WITH       TIME      PRINCIPAL OCCUPATION(S)                  OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR       FUND        SERVED     DURING PAST 5 YEARS                     BY DIRECTOR  HELD BY DIRECTOR
R. Craig Kennedy (50)       Director    Director     Director and President, German              57
1744 R Street, N.W.                     since 1997   Marshall Fund of the United States,
Washington, D.C. 20009                               an independent U.S. foundation
                                                     created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience
                                                     between Americans and Europeans.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Formerly, advisor to the
                                                     Dennis Trading Group Inc., a managed
                                                     futures and option company that
                                                     invests money for individuals and
                                                     institutions. Prior to 1992, President
                                                     and Chief Executive Officer, Director
                                                     and member of the Investment
                                                     Committee of the Joyce Foundation, a
                                                     private foundation.

Jack E. Nelson (66)         Director    Director     President, Nelson Investment Planning       57
423 Country Club Drive                  since 1997   Services, Inc., a financial planning
Winter Park, FL 32789                                company and registered investment
                                                     adviser in the State of Florida.
                                                     President, Nelson Ivest Brokerage
                                                     Services Inc., a member of the
                                                     National Association of Securities
                                                     Dealers, Inc. and Securities Investors
                                                     Protection Corp. Trustee/Director of
                                                     funds in the Fund Complex.

                                                                                              NUMBER OF
                                          TERM OF                                             FUNDS IN
                                         OFFICE AND                                             FUND
                           POSITION(S)   LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS      HELD WITH       TIME      PRINCIPAL OCCUPATION(S)                  OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR       FUND        SERVED     DURING PAST 5 YEARS                     BY DIRECTOR  HELD BY DIRECTOR
Suzanne H. Woolsey (60)     Director    Director     Chief Communications Officer of the         57       Director of Neurogen
2101 Constitution Ave.,                 since 1999   National Academy of Sciences/National                Corporation, a
  N.W.                                               Research Council, an independent,                    pharmaceutical company,
Room 285                                             federally chartered policy                           since January 1998.
Washington, D.C. 20418                               institution, since 2001 and
                                                     previously Chief Operating Officer
                                                     from 1993-2001. Trustee/Director of
                                                     funds in the Fund Complex. Director
                                                     of the Institute for Defense
                                                     Analyses, a federally funded
                                                     research and development center,
                                                     Director of the German Marshall Fund
                                                     of the United States, Trustee of
                                                     Colorado College and Vice Chair of
                                                     the Board of the Council for
                                                     Excellence in Government. Prior to
                                                     1993, Executive Director of the
                                                     Commission on Behavioral and Social
                                                     Sciences and Education at the
                                                     National Academy of Sciences/National
                                                     Research Council. From 1980 through
                                                     1989, Partner of Coopers & Lybrand.

INTERESTED DIRECTORS:*

                                                                                              NUMBER OF
                                          TERM OF                                             FUNDS IN
                                         OFFICE AND                                             FUND
                           POSITION(S)   LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS      HELD WITH       TIME      PRINCIPAL OCCUPATION(S)                  OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR        FUND        SERVED     DURING PAST 5 YEARS                     BY DIRECTOR  HELD BY DIRECTOR
Mitchell M. Merin* (49)     Director    Director     President and Chief Operating               57
1221 Avenue of the                      since 1999   Officer of Morgan Stanley Investment
  Americas                                           Management since December 1998.
New York, NY 10020                                   President and Director since April
                                                     1997 and Chief Executive Officer
                                                     since June 1998 of Morgan Stanley
                                                     Investment Advisors Inc. and Morgan
                                                     Stanley Services Company Inc.
                                                     Chairman, Chief Executive Officer
                                                     and Director of Morgan Stanley
                                                     Distributors Inc. since June 1998.
                                                     Chairman and Chief Executive Officer
                                                     since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Trust.
                                                     Director of various Morgan Stanley
                                                     subsidiaries. President of the Morgan
                                                     Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic
                                                     Officer of Morgan Stanley Investment
                                                     Advisors Inc. and Morgan Stanley
                                                     Services Company Inc. and Executive
                                                     Vice President of Morgan Stanley
                                                     Distributors Inc. April 1997-June
                                                     1998, Vice President of the Morgan
                                                     Stanley Funds May 1997-April 1999,
                                                     and Executive Vice President of Dean
                                                     Witter, Discover & Co. prior to
                                                     May 1997.

                                                                                              NUMBER OF
                                          TERM OF                                             FUNDS IN
                                         OFFICE AND                                             FUND
                           POSITION(S)   LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS      HELD WITH       TIME      PRINCIPAL OCCUPATION(S)                  OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR        FUND        SERVED     DURING PAST 5 YEARS                     BY DIRECTOR  HELD BY DIRECTOR
Richard F. Powers, III*     Director    Director     Chairman, President, Chief Executive        94
  (56)                      and         since 1999   Officer, Director and Managing
1 Parkview Plaza            President                Director of Van Kampen Investments.
P.O. Box 5555                                        Chairman, Director and Chief
Oakbrook Terrace, IL 60181                           Executive Officer of the Advisers,
                                                     the Distributor and Van Kampen
                                                     Advisors Inc. since 1998. Managing
                                                     Director of the Advisers, the
                                                     Distributor and Van Kampen Advisors
                                                     Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries
                                                     of Van Kampen Investments. Chief
                                                     Sales and Marketing Officer of
                                                     Morgan Stanley Asset Management Inc.
                                                     Trustee/Director and President or
                                                     Trustee, President and Chairman of
                                                     the Board of funds in the Fund
                                                     Complex. Prior to May 1998, Executive
                                                     Vice President and Director of
                                                     Marketing at Morgan Stanley and
                                                     Director of Dean Witter, Discover &
                                                     Co. and Dean Witter Realty. Prior to
                                                     1996, Director of Dean Witter
                                                     Reynolds Inc.

Wayne W. Whalen* (62)       Director    Director     Partner in the law firm of Skadden,         94
333 West Wacker Drive                   since 1997   Arps, Slate, Meagher & Flom
Chicago, IL 60606                                    (Illinois), legal counsel to funds
                                                     in the Fund Complex. Trustee/
                                                     Director/Managing General Partner of
                                                     funds in the Fund Complex.

* SUCH DIRECTOR IS AN "INTERESTED PERSON" (WITHIN THE MEANING OF
  SECTION 2(a)(19) OF THE 1940 ACT). MR. WHALEN IS AN INTERESTED PERSON OF CERTAIN FUNDS IN THE FUND COMPLEX BY REASON OF HIS FIRM CURRENTLY ACTING AS LEGAL COUNSEL TO SUCH FUNDS IN THE FUND COMPLEX. MESSRS. MERIN AND POWERS ARE INTERESTED PERSONS OF FUNDS IN THE FUND COMPLEX AND THE ADVISERS BY REASON OF THEIR POSITIONS WITH MORGAN STANLEY OR ITS AFFILIATES.

OFFICERS:

                                                 TERM OF
                                               OFFICE AND
                             POSITION(S)        LENGTH OF
NAME, AGE AND                HELD WITH            TIME         PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER              FUND             SERVED        DURING PAST 5 YEARS
Stephen L. Boyd (61)         Vice President     Officer        Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                             since 1998     Investments, and Managing Director and President of the Advisers and
45th Floor                                                     Van Kampen Advisors Inc. Executive Vice President and Chief
Houston, TX 77056                                              Investment Officer of funds in the Fund Complex. Prior to December
                                                               2000, Executive Vice President and Chief Investment Officer of Van
                                                               Kampen Investments, and President and Chief Operating Officer of the
                                                               Advisers. Prior to April 2000, Executive Vice President and Chief
                                                               Investment Officer for Equity Investments of the Advisers. Prior to
                                                               October 1998, Vice President and Senior Portfolio Manager with AIM
                                                               Capital Management, Inc. Prior to February 1998, Senior Vice
                                                               President and Portfolio Manager of Van Kampen American Capital Asset
                                                               Management, Inc., Van Kampen American Capital Investment Advisory
                                                               Corp. and Van Kampen American Capital Management, Inc.

Joseph J. McAlinden (59)     Chief Investment   Officer        Managing Director and Chief Investment Officer of Morgan Stanley
1221 Avenue of the Americas  Officer            since 2002     Investment Advisors Inc. and Director of Morgan Stanley Trust for
New York, NY 10020                                             over 5 years.

                                                 TERM OF
                                               OFFICE AND
                             POSITION(S)        LENGTH OF
NAME, AGE AND                HELD WITH            TIME         PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER              FUND             SERVED        DURING PAST 5 YEARS
A. Thomas Smith III (45)     Vice President     Officer        Managing Director and Director of Van Kampen Investments, Director of
1221 Avenue of the Americas  and Secretary      since 1999     the Advisers, Van Kampen Advisors Inc., the Distributor, Investor
New York, NY 10020                                             Services and certain other subsidiaries of Van Kampen Investments.
                                                               Managing Director and General Counsel-Mutual Funds of Morgan Stanley
                                                               Investment Advisors, Inc. Vice President or Principal Legal Officer
                                                               and Secretary of funds in the Fund Complex. Prior to July 2001,
                                                               Managing Director, General Counsel, Secretary and Director of Van
                                                               Kampen Investments, the Advisers, the Distributor, Investor Services,
                                                               and certain other subsidiaries of Van Kampen Investments. Prior to
                                                               December 2000, Executive Vice President, General Counsel, Secretary
                                                               and Director of Van Kampen Investments, the Advisers, Van Kampen
                                                               Advisors Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice
                                                               President and Associate General Counsel to New York Life Insurance
                                                               Company ("New York Life"), and prior to March 1997, Associate General
                                                               Counsel of New York Life. Prior to December 1993, Assistant General
                                                               Counsel of The Dreyfus Corporation. Prior to August 1991, Senior
                                                               Associate, Willkie Farr & Gallagher. Prior to January 1989, Staff
                                                               Attorney at the Securities and Exchange Commission, Division of
                                                               Investment Management, Office of Chief Counsel.

John R. Reynoldson (49)      Vice President     Officer        Executive Director of the Advisers and Van Kampen Advisors Inc. Vice
1 Parkview Plaza                                since 2000     President of funds in the Fund Complex. Prior to July 2001, Principal
Oakbrook Terrace, IL 60181                                     and Co-head of the Fixed Income Department of the Advisers and Van
                                                               Kampen Advisors Inc. Prior to December 2000, Senior Vice President of
                                                               the Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                               managed the investment grade taxable group for the Advisers since
                                                               July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset Management since April 1987.

                                                  TERM OF
                                                OFFICE AND
                              POSITION(S)        LENGTH OF
NAME, AGE AND                 HELD WITH            TIME         PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER               FUND             SERVED        DURING PAST 5 YEARS
John L. Sullivan (47)         Vice President,    Officer        Executive Director of Van Kampen Investments, the Advisers and Van
1 Parkview Plaza              Chief Financial    since 1997     Kampen Advisors Inc. Vice President, Chief Financial Officer and
Oakbrook Terrace, IL 60181    Officer                           Treasurer of funds in the Fund Complex. Head of Fund Accounting for
                              and Treasurer                     Morgan Stanley Investment Management.

John H. Zimmermann, III (44)  Vice President     Officer        Managing Director and Director of Van Kampen Investments, and
Harborside Financial Center                      since 2000     Managing Director, President and Director of the Distributor. Vice
Plaza 2 - 7th Floor                                             President of funds in the Fund Complex. Prior to December 2000,
Jersey City, NJ 07311                                           President of Van Kampen Insurance Agency of Illinois Inc., and
                                                                Senior Vice President and Director of Van Kampen Investments. From
                                                                November 1992 to December 1997, Mr. Zimmermann was Senior Vice
                                                                President of the Distributor.

YOUR NOTES:

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.



                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com


                                       [VAN KAMPEN LOGO]


                    Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
                    454,554,654                                Member NASD/SIPC.
                    MSWW ANR 8/02                                6916H02-AP-8/02